UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10385

              Pacific Life Funds

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500

                                                             Newport Beach, CA 92660

(Address of principal executive offices) (Zip code)

Robin S. Yonis

Vice President and General Counsel of Pacific Life Funds

700 Newport Center Drive, P.O. Box 9000

                                                 Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Anthony H. Zacharski, Esq.

Dechert LLP

90 State House Square

Hartford, CT 06103

Registrant’s telephone number, including area code: 949-219-6767

Date of fiscal year end: March 31

Date of reporting period: April 1, 2012 - March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

PACIFIC LIFE FUNDS

ANNUAL REPORT

AS OF MARCH 31, 2013

PACIFIC LIFE FUNDS

Dear Shareholders:

We are pleased to share with you the Pacific Life Funds Annual Report dated March 31, 2013. Pacific Life Funds is comprised of thirty-three funds, eleven of which are included in this report (each individually, a “fund” and collectively, the “funds”) and are available for direct investment. Pacific Life Fund Advisors LLC (PLFA), as adviser to the funds, manages the PL Portfolio Optimization Conservative, PL Portfolio Optimization Moderate-Conservative, PL Portfolio Optimization Moderate, PL Portfolio Optimization Moderate-Aggressive and PL Portfolio Optimization Aggressive Funds (PL Portfolio Optimization Funds). Each of the PL Portfolio Optimization Funds is an asset allocation “fund of funds” and invests in certain other funds (PL Underlying Funds) of Pacific Life Funds. PLFA supervises the management of the PL Underlying Funds which are only available for investment by the PL Portfolio Optimization Funds and are included in a separate Annual Report. Please see “Where to Go for More Information” for instructions on how to obtain the PL Underlying Funds’ Annual Report. PLFA also does business under the name “Pacific Asset Management” and manages the PL Short Duration Income, PL Income, PL Strategic Income, PL Floating Rate Income, PL High Income and PL Money Market Funds under that name. The funds and the fund managers as of March 31, 2013 are listed below:

Fund	Fund Manager
PL Portfolio Optimization Conservative
PL Portfolio Optimization Moderate-Conservative
PL Portfolio Optimization Moderate	Pacific Life Fund Advisors LLC (PLFA)
PL Portfolio Optimization Moderate-Aggressive
PL Portfolio Optimization Aggressive
PL Short Duration Income	Pacific Asset Management
PL Income
PL Strategic Income
PL Floating Rate Income
PL High Income
PL Money Market

We appreciate your confidence in the Pacific Life Funds and look forward to serving your financial needs in the years to come.

Sincerely,

James T. Morris	Mary Ann Brown
Chairman of the Board	Chief Executive Officer
Pacific Life Funds	Pacific Life Funds

A-1

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in Pacific Life Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Pacific Life Funds’ Prospectus, as supplemented, which contains information about Pacific Life Funds and each of its funds, including their investment objectives, risks, charges and expenses. You should read the Prospectus carefully before investing. There is no assurance that a fund will achieve its investment objective. Each fund is subject to market risk. The net asset value of a fund changes as the values of its assets go up or down. The value of a fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each fund (including the 7-day yield for the PL Money Market Fund) includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance. Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.

This report shows you the performance of the funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the funds. Indices are unmanaged, do not incur transaction costs and cannot be purchased directly by investors. Index returns on equity securities include reinvested dividends.

The composite benchmarks for the PL Portfolio Optimization Funds are composed using four broad-based indices. The percentage amounts of each broad-based index within each composite benchmark are based on each fund’s target asset class allocations in effect during the reporting period. The percentages attributed to a broad-based index within a composite benchmark will change if a fund’s target asset class allocations change.

PLFA has written the general market conditions commentary which expresses PLFA’s opinions and view on how the market generally performed for the year ended March 31, 2013. All views are subject to change at any time based upon market or other conditions, and Pacific Life Funds, its adviser and the fund managers disclaim any responsibility to update such views. Any references to “we”, “I”, or “ours” are references to the adviser or fund manager. The adviser and fund managers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Pacific Life Funds’ investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Pacific Life Funds’ operations or general economic conditions. In addition, when used in this report, predictive verbs such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “projects” and future or conditional verbs such as “will”, “may”, “could”, “should”, and “would”, or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the adviser or fund manager believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.

In connection with any forward-looking statements and any investment in the Pacific Life Funds, investors should carefully consider the investment objectives, policies and risks described in the Pacific Life Funds’ current Prospectus, as supplemented, and Statement of Additional Information, as supplemented, as filed with the Securities and Exchange Commission (SEC), which may be obtained from the SEC’s website at www.sec.gov.

Market Conditions (for the year ended March 31, 2013)

Executive Summary

Over the reporting period, financial markets experienced pockets of volatility but managed to trend higher. While the geopolitical and economic uncertainty that overwhelmed investors lingered during the reporting period, no major disruptions caused the markets to veer off-course for a prolonged period. The short-term “risk-on” and “risk-off” trend persisted over the first half of the reporting period with macro headlines primarily driving market sentiments. However, volatility remained relatively tame and equity markets rallied over the latter half of the reporting period despite the anticipation of challenges coming from of Washington D.C.

Several key events caused volatility to rise in the first half of the reporting period. The euro crisis appeared to have reached peak levels around the start of the reporting period. Amid this challenging environment, European countries saw changes in their political landscape. This included new leaders who pushed for anti-austerity policies. The backlash from anti-austerity supporters (a united front against rampant unemployment and government spending cuts accompanied by strikes and demonstrations) caused additional concerns of unwinding the progress in Europe. Additionally, the economic drag from Europe had global implications that caused global economic growth projections to be revised downward. Concerns over China and its exports to Europe also weighed on its ability to sustain its dominant growth.

Despite the headwinds around the globe, financial markets marched higher over the second-half of the reporting period. The combination of high unemployment rate and lack of evidence of inflation, the Fed continued to provide further support by extending “Operation Twist” (its program to keep long-term rates low by selling its short-term assets and buying long-term Treasuries). The Fed also launched a third round of quantitative easing in September to purchase an additional $40 billion in mortgage-backed securities (MBS) per month. From abroad, the political and economic disturbances in Europe finally led the European Central Bank (ECB) to pledge full support to preserve the euro, which helped unfreeze capital flow throughout the European banking system.

Throughout the reporting period, central banks continued to play a vital role in sustaining the financial market recovery by providing unprecedented liquidity in the global banking system. While such efforts may have helped rejuvenate financial markets, political upheaval introduced uncertainty in the marketplace. Both U.S. and European politicians continued to muddle through their respective fiscal and economic issues. In the U.S., fears of the “fiscal cliff” scenario developed from the inability of Congress to promptly settle budgetary disagreements that led to the implementation of the sequestration budget cuts. In the eurozone, European politicians have struggled to agree and settle on the appropriate policy actions to recover their economies.

See explanation of symbol and benchmark definitions on page A-20

A-2

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

The global economy maintained a steady but slow recovery throughout the reporting period. Various risks continued to linger and influenced markets to varying degrees. The following sections highlight how specific market segments responded to the events that unfolded over the reporting period.

Fixed Income

As the overall market sentiment improved relative to the prior reporting period, the broad fixed income segment fell behind the broad equity market. For the reporting period, the overall fixed income market (as measured by the Barclays U.S. Aggregate Bond Index) gained 3.77%. Short-term Treasuries and credits barely budged over the reporting period as the Fed continued to maintain a near zero interest rate policy for the Federal Funds (Fed Funds). Long-term Treasuries benefited moderately from the Fed’s efforts to keep long-term yields low. Treasury yields (which have an inverse relationship to prices) continued to hit historic low levels, as the 10-Year Treasury yield dipped below 1.50% during the reporting period. The Barclays Long Term U.S. Treasury Index increased 7.31% over the reporting period.

In this environment, the riskier sectors within the fixed income segment performed relatively well. The high yield market experienced a strong rally with lower-rated credits outpacing those in the investment grade tiers. Emerging markets debt also delivered strong results over the reporting period, as the J.P. Morgan Emerging Markets Bond Index Global Diversified Index returned 10.11% over the reporting period. Additionally, the collateralized loan obligation market showed some revival throughout the reporting period, which boded well for bank loans. Throughout this low Treasury yield environment, investors looked across the riskier spectrum to obtain yields.

Domestic Equity

The domestic equity market experienced modest swings throughout the reporting period but managed to finish with a gain of 13.96% for the S&P 500 Index. Results were relatively mixed for the various categories within the domestic equities segment. One common theme among domestic equities was the double-digit returns across the market capitalization and style groups. With respect to market capitalization, mid-capitalization stocks outpaced those of large- and small-capitalizations. Value styles outperformed those of growth, which were primarily driven by the solid performances of the financials sectors over the reporting period. Financials tends to be the largest sector in value indices. The sector’s strong performance followed a dismal year in 2011, which then recovered as the central banks moved aggressively to support the global banking system. On the flipside, information technology, which tends to have heavy representation in growth indices, was the worst performing sector over the reporting period. Other sectors were driven by various reasons. Political factors over the reporting period, especially throughout the presidential election, had a material influence in the stock market. President Obama’s re-election, and his push to pass the Patient Protection and Affordable Healthcare Act, often times referred to as “Obamacare”, helped the healthcare sector experience a strong gain over the reporting period.

International Equity

After a difficult run during the prior reporting period, international stocks in developed markets experienced a healthy recovery over this reporting period. The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (MSCI EAFE) Index and the MSCI Emerging Markets Index returned 11.25% and 1.96%, respectively. Emerging markets equity returns, on the other hand, were less robust, particularly over the first quarter of 2013. Countries such as Brazil and China continued to deal with inflation that led to concerns over monetary tightening to slow their growth. Additionally, the Japanese yen had been devalued sharply, which helps Japan’s exports but threatens the competitiveness of other Asian exporters. Such concerns hurt South Korean stocks, which represent the largest country weighting in the MSCI Emerging Markets Index.

Concluding Remarks

Economic reports indicated that the world economy grew at approximately 3.20% in 2012 (International Monetary Fund—World Economic Outlook Update—April 2013). Emerging markets, particularly China, contributed to that growth. Developed nations, on the other hand, crawled at a sluggish pace or contracted. Despite the dismal economic indicators, equity markets in developed countries thrived over the reporting period. Perhaps, this was driven more out of relief of avoiding meltdown scenarios that markets had feared.

The question remains on the sustainability of the market rise. Over the reporting period, equity valuations had been trading below long-term averages. These trading ranges may have been a reflection of the general market environment. Over the past few years, the world has been dealing with various crises, which may have caused a hesitation to push valuations back to longer-term historic levels. However, these valuation levels have risen closer to the 10-year average over the first quarter of 2013 as U.S. economic reports continued to indicate steady improvements.

More clarity has been developing in 2013, but challenges still linger. The crisis level in the eurozone appears to be manageable, but economic activity is expected to remain weak in the region. Although the situation in the U.S. is relatively better than its developed counterparts in Europe, economic growth is expected to remain modest. The benign economic activity in developed nations is anticipated to dampen demand for exports from emerging markets. This may have some varying implications to these emerging markets nations. Nonetheless, growth in countries such as China is expected to remain healthy.

Performance over the reporting period showed investors that markets can diverge from economic fundamentals. The level of uncertainty and risks throughout the globe may have caused some investors to reduce or avoid equity exposure. However, those investors would have missed out on the impressive performance delivered from equities in developed markets. This validates the importance of proper asset allocation to navigate through various market conditions.

See explanation of symbol and benchmark definitions on page A-20

A-3

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Performance of the PL Portfolio Optimization Funds

Since the performance of each PL Portfolio Optimization Fund is a composite of the performance of each of the PL Underlying Funds in which each invests (which may include bonds, domestic and/or international equities), there is no one, broad-based industry index to use as a comparison to a PL Portfolio Optimization Fund’s performance. Therefore, we at PLFA have provided information regarding four broad-based indices to use as a comparison to each fund’s performance.

In addition, to assist in performance comparisons, composite benchmarks were constructed for each PL Portfolio Optimization Fund; each is comprised of the four broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the target allocations for the PL Portfolio Optimization Funds. However, the actual allocation of any PL Portfolio Optimization Fund will naturally vary from these targets as a result of market performance over time. The one-year performance for these broad-based indices is shown in the following table.

Broad Based Indices	One Year Performance (as of 3-31-13)
S&P 500 Index (U.S. Stocks)	13.96%
Morgan Stanley Capital International (MSCI) EAFE Index (International Stocks)	11.25%
Barclays U.S. Aggregate Bond Index (Fixed Income)	3.77%
BofA Merrill Lynch U.S. 3-Month T-Bill Index (Cash)	0.12%

See explanation of symbol and benchmark definitions on page A-20

A-4

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Portfolio Optimization Conservative Fund (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL Portfolio Optimization Conservative Fund’s Class A returned 6.57%, compared to a 3.77% return for its benchmarks, the Barclays U.S. Aggregate Bond Index, a 13.96% return for the S&P 500 Index, a 11.25% return for the MSCI EAFE Index, and a 5.49% return for the PL Portfolio Optimization Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the fund to its benchmarks for the periods from inception through March 31, 2013. For comparison purposes, the performance of Class B, C, R and Advisor Class shares for the period from inception through March 31, 2013 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

  Average Annual Total Returns for the Periods Ended March 31, 2013

	1 Year	5 Years		Since Inception (12/31/03)
Fund’s Class A without sales charge	6.57%	5.46%		4.96%
Fund’s Class A with maximum sales charge	0.75%	4.28%		4.32%
Fund’s Class B without sales charge	5.89%	4.74%		4.39%
Fund’s Class B with maximum sales charge	0.89%	4.40%		4.39%
Fund’s Class C without sales charge	5.84%	4.72%		4.29%
Fund’s Class C with maximum sales charge	4.84%	4.72%		4.29%
Barclays U.S. Aggregate Bond Index	3.77%	5.47%		5.14%
S&P 500 Index	13.96%	5.81%		5.95%
MSCI EAFE Index	11.25%	(0.89%	)	5.70%
PL Portfolio Optimization Conservative Composite Benchmark	5.49%	5.16%		5.21%

	1 Year	5 Years		Since Inception (9/30/05)
Fund’s Class R without sales charge	6.38%	5.21%		5.20%
Barclays U.S. Aggregate Bond Index	3.77%	5.47%		5.52%
S&P 500 Index	13.96%	5.81%		5.53%
MSCI EAFE Index	11.25%	(0.89%	)	3.28%
PL Portfolio Optimization Conservative Composite Benchmark	5.49%	5.16%		5.35%

  Total Returns for the Period Ended March 31, 2013

	Since Inception (12/31/2012)
Fund’s Advisor Class without sales charge	2.06%
Barclays U.S. Aggregate Bond Index	(0.12%	)
S&P 500 Index	10.61%
MSCI EAFE Index	5.13%
PL Portfolio Optimization Conservative Composite Benchmark	1.90%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

See explanation of symbol and benchmark definitions on page A-20

A-5

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The PL Portfolio Optimization Conservative Fund is primarily comprised of various fixed income funds with a small allocation to domestic and international equity funds. The allocation to fixed income funds includes exposure to intermediate-term bonds, short duration securities, inflation-protected bonds, and floating rate loans. The fund’s allocation to equity funds mainly encompasses domestic and foreign large-capitalization funds. Three alternative strategies, the PL Currencies Strategies, PL Global Absolute Return and PL Precious Metals Funds, which commenced operations on December 7, 2012, were added to the fund.

At the broad asset class level, the fund’s fixed income allocations collectively outperformed the Barclays U.S. Aggregate Bond Index. The fund’s domestic and international equity allocation lagged behind the S&P 500 Index and MSCI EAFE Index, respectively.

Within the fund’s fixed income allocation, riskier credit segments performed well over this reporting period. Allocation to riskier, fixed income categories such as the PL Floating Rate Loan and PL Emerging Markets Debt Funds contributed to fund performance. Moreover, the PL Managed Bond and PL Inflation Managed Funds were among the top contributors to fund performance. On the other hand, the PL Short Duration Bond Fund’s subdued returns hampered the fund’s relative performance. This was primarily a result of the Fed’s policy on maintaining the short-term rates near zero percent.

Although the fund’s equity allocation consists of primarily large-capitalization strategies, exposure to the PL Mid-Cap Growth Fund hurt performance. However, the allocation to large-capitalization value strategies (i.e. the PL Comstock and PL Large-Cap Value Funds) helped offset some of the fund’s detractors. Within the international equity segment, the PL International Value Fund mainly detracted from fund performance.

See explanation of symbol and benchmark definitions on page A-20

A-6

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Portfolio Optimization Moderate-Conservative Fund (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL Portfolio Optimization Moderate-Conservative Fund’s Class A returned 7.22%, compared to a 3.77% return for its benchmarks, the Barclays U.S. Aggregate Bond Index, a 13.96% return for the S&P 500 Index, a 11.25% return for the MSCI EAFE Index, and a 7.47% return for the PL Portfolio Optimization Moderate-Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the fund to its benchmarks for the periods from inception through March 31, 2013. For comparison purposes, the performance of Class B, C, R and Advisor Class shares for the periods from inception through March 31, 2013 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

  Average Annual Total Returns for the Periods Ended March 31, 2013

	1 Year	5 Years		Since Inception (12/31/03)
Fund’s Class A without sales charge	7.22%	5.23%		5.21%
Fund’s Class A with maximum sales charge	1.35%	4.05%		4.57%
Fund’s Class B without sales charge	6.46%	4.48%		4.63%
Fund’s Class B with maximum sales charge	1.46%	4.14%		4.63%
Fund’s Class C without sales charge	6.41%	4.48%		4.54%
Fund’s Class C with maximum sales charge	5.41%	4.48%		4.54%
Barclays U.S. Aggregate Bond Index	3.77%	5.47%		5.14%
S&P 500 Index	13.96%	5.81%		5.95%
MSCI EAFE Index	11.25%	(0.89%	)	5.70%
PL Portfolio Optimization Moderate-Conservative Composite Benchmark	7.47%	5.12%		5.59%

	1 Year	5 Years		Since Inception (9/30/05)
Fund’s Class R without sales charge	6.92%	4.97%		5.11%
Barclays U.S. Aggregate Bond Index	3.77%	5.47%		5.52%
S&P 500 Index	13.96%	5.81%		5.53%
MSCI EAFE Index	11.25%	(0.89%	)	3.28%
PL Portfolio Optimization Moderate-Conservative Composite Benchmark	7.47%	5.12%		5.47%

  Total Returns for the Period Ended March 31, 2013

	Since Inception (12/31/2012)
Fund’s Advisor Class without sales charge	3.60%
Barclays U.S. Aggregate Bond Index	(0.12%	)
S&P 500 Index	10.61%
MSCI EAFE Index	5.13%
PL Portfolio Optimization Moderate-Conservative Composite Benchmark	4.03%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

See explanation of symbol and benchmark definitions on page A-20

A-7

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The PL Portfolio Optimization Moderate-Conservative Fund has a diversified allocation mix that is primarily comprised of an allocation to fixed income funds with a smaller allocation to several domestic and international equity funds. The allocation to fixed income funds includes exposure to intermediate-term bonds as well as short duration securities, inflation-protected bonds, and floating rate loans. The exposure to equity funds is diversified across style (growth/value), market capitalization and region (including an allocation to emerging market funds). Three alternative strategies, the PL Currency Strategies, PL Global Absolute Return and PL Precious Metals Funds, which commenced operations on December 7, 2012, were added to the fund.

At the broad asset class level, the fund’s fixed income allocation collectively outperformed the Barclays U.S. Aggregate Bond Index. The fund’s domestic and international equity allocations lagged behind the S&P 500 Index and MSCI EAFE Index, respectively.

Within the fund’s fixed income allocation, riskier credit segments performed well over this reporting period. Allocation to riskier, fixed income categories such as the PL Floating Rate Loan and PL Emerging Markets Debt Funds contributed to fund performance. Moreover, the PL Managed Bond and PL Inflation Managed Funds were among the top contributors to fund performance. On the other hand, the PL Short Duration Bond Fund’s subdued returns hampered the fund’s relative performance. This was primarily a result of the Fed’s policy on maintaining the short-term rates near zero percent.

Although the fund’s equity allocation consists of primarily large-capitalization strategies, exposure to the PL Mid-Cap Growth Fund hurt performance. However, the allocation to value strategies (i.e. the PL Comstock, PL Large-Cap Value, and PL Small-Cap Value Funds) helped offset some of the fund’s detractors. Within the international equity segment, the PL Emerging Markets and PL International Value Funds primarily detracted from fund performance.

See explanation of symbol and benchmark definitions on page A-20

A-8

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Portfolio Optimization Moderate Fund (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL Portfolio Optimization Moderate Fund’s Class A returned 8.36%, compared to a 13.96% return for its benchmarks, the S&P 500 Index, a 3.77% return for the Barclays U.S. Aggregate Bond Index, a 11.25% return for the MSCI EAFE Index, and a 9.46% return for the PL Portfolio Optimization Moderate Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the fund to its benchmarks for the periods from inception through March 31, 2013. For comparison purposes, the performance of Class B, C, R and Advisor Class shares for the periods from inception through March 31, 2013 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

  Average Annual Total Returns for the Periods Ended March 31, 2013

	1 Year	5 Years		Since Inception (12/31/03)
Fund’s Class A without sales charge	8.36%	5.16%		5.75%
Fund’s Class A with maximum sales charge	2.42%	3.98%		5.11%
Fund’s Class B without sales charge	7.49%	4.40%		5.17%
Fund’s Class B with maximum sales charge	2.49%	4.06%		5.17%
Fund’s Class C without sales charge	7.50%	4.41%		5.07%
Fund’s Class C with maximum sales charge	6.50%	4.41%		5.07%
S&P 500 Index	13.96%	5.81%		5.95%
Barclays U.S. Aggregate Bond Index	3.77%	5.47%		5.14%
MSCI EAFE Index	11.25%	(0.89%	)	5.70%
PL Portfolio Optimization Moderate Composite Benchmark	9.46%	4.96%		5.85%

	1 Year	5 Years		Since Inception (9/30/05)
Fund’s Class R without sales charge	8.02%	4.91%		5.31%
S&P 500 Index	13.96%	5.81%		5.53%
Barclays U.S. Aggregate Bond Index	3.77%	5.47%		5.52%
MSCI EAFE Index	11.25%	(0.89%	)	3.28%
PL Portfolio Optimization Moderate Composite Benchmark	9.46%	4.96%		5.50%

  Total Returns for the Period Ended March 31, 2013

	Since Inception (12/31/2012)
Fund’s Advisor Class without sales charge	5.24%
S&P 500 Index	10.61%
Barclays U.S. Aggregate Bond Index	(0.12%	)
MSCI EAFE Index	5.13%
PL Portfolio Optimization Moderate Composite Benchmark	6.18%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

See explanation of symbol and benchmark definitions on page A-20

A-9

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The PL Portfolio Optimization Moderate Fund has an allocation mix that is primarily comprised of an allocation to domestic and international equity funds with a smaller allocation to fixed income funds. The exposure to equity funds is diversified across style (growth/value), market capitalization and region (including allocations to emerging markets stocks). The allocation to fixed income funds includes exposure to intermediate-term bonds, short duration securities, inflation-protected bonds, and floating rate loans. Three, alternative strategies, the PL Currency Strategies, PL Global Absolute Return and PL Precious Metals Funds, which commenced operations on December 7, 2012, were added to the fund.

At the broad asset class level, the fund’s fixed income allocation collectively outperformed the Barclays U.S. Aggregate Bond Index. The fund’s domestic and international equity allocations lagged behind the S&P 500 Index and MSCI EAFE Index, respectively.

Within the fund’s fixed income allocation, riskier credit segments performed well over this reporting period. Allocation to riskier fixed income categories such as the PL Floating Rate Loan and PL Emerging Markets Debt Funds contributed to fund performance. Moreover, the PL Managed Bond and PL Inflation Managed Funds were among the top contributors to fund performance. On the other hand, the PL Short Duration Bond Fund’s subdued returns hampered the fund’s relative performance. This was primarily a result of the Fed’s policy on maintaining the short-term rates near zero percent.

Although the fund’s equity allocation consists of primarily large-capitalization strategies, exposure to the PL Mid-Cap Growth Fund hurt performance. However, the allocation to value strategies (i.e. the PL Comstock, PL Large-Cap Value, and PL Small-Cap Value Funds) helped offset some of the fund’s detractors. Within the international equity segment, the PL Emerging Markets and PL International Value Funds primarily detracted from fund performance.

While the three alternative strategies were added in December 2012, the continued drop in gold prices over the past couple of quarters had a negative impact on the investments in the PL Precious Metals Fund which in turn detracted from the fund’s performance.

See explanation of symbol and benchmark definitions on page A-20

A-10

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Portfolio Optimization Moderate-Aggressive Fund (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL Portfolio Optimization Moderate-Aggressive Fund’s Class A returned 8.62%, compared to a 13.96% return for its benchmarks, the S&P 500 Index, a 3.77% return for the Barclays U.S. Aggregate Bond Index, a 11.25% return for the MSCI EAFE Index, and a 11.32% return for the PL Portfolio Optimization Moderate-Aggressive Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the fund to its benchmarks for the periods from inception through March 31, 2013. For comparison purposes, the performance of Class B, C, R and Advisor Class shares for the periods from inception through March 31, 2013 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

  Average Annual Total Returns for the Periods Ended March 31, 2013

	1 Year	5 Years		Since Inception (12/31/03)
Fund’s Class A without sales charge	8.62%	4.46%		5.60%
Fund’s Class A with maximum sales charge	2.67%	3.28%		4.95%
Fund’s Class B without sales charge	7.92%	3.73%		5.02%
Fund’s Class B with maximum sales charge	2.92%	3.38%		5.02%
Fund’s Class C without sales charge	7.95%	3.72%		4.93%
Fund’s Class C with maximum sales charge	6.95%	3.72%		4.93%
S&P 500 Index	13.96%	5.81%		5.95%
Barclays U.S. Aggregate Bond Index	3.77%	5.47%		5.14%
MSCI EAFE Index	11.25%	(0.89%	)	5.70%
PL Portfolio Optimization Moderate-Aggressive Composite Benchmark	11.32%	4.54%		5.93%

	1 Year	5 Years		Since Inception (9/30/05)
Fund’s Class R without sales charge	8.38%	4.21%		4.90%
S&P 500 Index	13.96%	5.81%		5.53%
Barclays U.S. Aggregate Bond Index	3.77%	5.47%		5.52%
MSCI EAFE Index	11.25%	(0.89%	)	3.28%
PL Portfolio Optimization Moderate-Aggressive Composite Benchmark	11.32%	4.54%		5.30%

  Total Returns for the Period Ended March 31, 2013

	Since Inception (12/31/2012)
Fund’s Advisor Class without sales charge	6.72%
S&P 500 Index	10.61%
Barclays U.S. Aggregate Bond Index	(0.12%	)
MSCI EAFE Index	5.13%
PL Portfolio Optimization Moderate-Aggressive Composite Benchmark	8.36%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

See explanation of symbol and benchmark definitions on page A-20

A-11

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The PL Portfolio Optimization Moderate-Aggressive Fund has a diversified allocation mix that is primarily comprised of an allocation to domestic and international equity funds and has a moderate allocation to fixed income and sector funds. The exposure to equity funds is diversified across style (growth/value), market capitalization and region (which include allocations to emerging markets stocks). Three alternative strategies, the PL Currency Strategies, PL Global Absolute Return and PL Precious Metals Funds, which commenced operations on December 7, 2012, were added to the fund.

For the reporting period, the fund’s Class A returned 8.62% compared to 11.32% for the PL Portfolio Optimization Moderate-Aggressive Composite Benchmark. At the broad asset class level, the fund’s fixed income allocation collectively outperformed the Barclays U.S. Aggregate Bond Index. The fund’s domestic and international equity allocations lagged behind the S&P 500 Index and MSCI EAFE Index, respectively.

Although the fund’s equity allocation consists of primarily large-capitalization strategies, exposure to the PL Mid-Cap Growth Fund hurt performance. However, the allocation to value strategies (i.e. the PL Comstock, PL Large-Cap Value, and PL Small-Cap Value Funds) helped offset some of the fund’s detractors. Within the international equity segment, the PL Emerging Markets and PL International Value Funds primarily detracted from fund performance.

Within the fund’s fixed income allocation, riskier credit segments performed well over this reporting period. Allocation to riskier, fixed income categories such as the PL Floating Rate Loan Fund contributed to fund performance. Moreover, the PL Managed Bond and PL Inflation Managed Funds were among the top contributors to fund performance. On the other hand, the PL Short Duration Bond Fund’s subdued returns hampered the fund’s relative performance. This was primarily a result of the Fed’s policy on maintaining the short-term rates near zero percent.

While the three alternative strategies were added in December 2012, the continued drop in gold prices over the past couple of quarters had a negative impact on the investments in the PL Precious Metals Fund which in turn detracted from the fund’s performance.

See explanation of symbol and benchmark definitions on page A-20

A-12

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Portfolio Optimization Aggressive Fund (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL Portfolio Optimization Aggressive Fund’s Class A returned 8.30%, compared to a 13.96% return for its benchmarks, the S&P 500 Index, a 11.25% return for the MSCI EAFE Index, a 3.77% return for the Barclays U.S. Aggregate Bond Index, and a 11.88% return for the PL Portfolio Optimization Aggressive Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the fund to its benchmarks for the periods from inception through March 31, 2013. For comparison purposes, the performance of Class B, C, R and Advisor Class shares for the periods from inception through March 31, 2013 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

  Average Annual Total Returns for the Periods Ended March 31, 2013

	1 Year	5 Years		Since Inception (12/31/03)
Fund’s Class A without sales charge	8.30%	3.54%		5.34%
Fund’s Class A with maximum sales charge	2.35%	2.38%		4.70%
Fund’s Class B without sales charge	7.69%	2.84%		4.76%
Fund’s Class B with maximum sales charge	2.69%	2.48%		4.76%
Fund’s Class C without sales charge	7.71%	2.86%		4.71%
Fund’s Class C with maximum sales charge	6.71%	2.86%		4.71%
S&P 500 Index	13.96%	5.81%		5.95%
MSCI EAFE Index	11.25%	(0.89%	)	5.70%
Barclays U.S. Aggregate Bond Index	3.77%	5.47%		5.14%
PL Portfolio Optimization Aggressive Composite Benchmark	11.88%	3.77%		5.67%

	1 Year	5 Years		Since Inception (9/30/05)
Fund’s Class R without sales charge	8.17%	3.32%		4.36%
S&P 500 Index	13.96%	5.81%		5.53%
MSCI EAFE Index	11.25%	(0.89%	)	3.28%
Barclays U.S. Aggregate Bond Index	3.77%	5.47%		5.52%
PL Portfolio Optimization Aggressive Composite Benchmark	11.88%	3.77%		4.81%

  Total Returns for the Period Ended March 31, 2013

	Since Inception (12/31/2012)
Fund’s Advisor Class without sales charge	7.56%
S&P 500 Index	10.61%
MSCI EAFE Index	5.13%
Barclays U.S. Aggregate Bond Index	(0.12%	)
PL Portfolio Optimization Aggressive Composite Benchmark	9.27%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

See explanation of symbol and benchmark definitions on page A-20

A-13

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The PL Portfolio Optimization Aggressive Fund allocates primarily to domestic and international equity funds that are diversified across style (growth/value), market capitalization and region (which include allocations to emerging markets stocks). The fund also has a small allocation to fixed income and sector funds. Three alternative strategies, PL Currency Strategies, PL Global Absolute Return and PL Precious Metals Funds, which commenced operations on December 7, 2012, were added to the fund.

At the broad asset class level, the fund’s fixed income allocation collectively outperformed the Barclays U.S. Aggregate Bond Index. The fund’s domestic and international equity allocations lagged behind the S&P 500 Index and MSCI EAFE Index, respectively.

Although the fund’s equity allocation consists of primarily large-capitalization strategies, exposure to the PL Mid-Cap Growth Fund hurt performance. However, the allocation to value strategies (i.e. the PL Comstock, PL Large-Cap Value, and PL Small-Cap Value Funds) helped offset some of the fund’s detractors. Within the international equity segment, the PL Emerging Markets and PL International Value Funds primarily detracted from fund performance.

While the three alternative strategies were added in December 2012, the continued drop in gold prices over the past couple of quarters had a negative impact on the investments in the PL Precious Metals Fund which in turn detracted from the fund’s performance.

The fund’s fixed income segment is represented by the PL Managed Bond Fund, which contributed to fund performance. The strategy’s overweight exposure to emerging markets debt and riskier credits helped boost its performance.

PL Short Duration Income Fund (managed by Pacific Asset Management)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL Short Duration Income Fund’s Class I returned 6.10%, compared to a 1.09% return for its benchmark, the Barclays 1-3 Year U.S. Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the periods from inception through March 31, 2013. For comparison purposes, the performance of Class A, C and Advisor Class shares for the period from inception through March 31, 2013 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

  Average Annual Total Returns for the Periods Ended March 31, 2013

	1 Year	Since Inception (12/19/11)
Fund’s Class I without sales charge	6.10%	6.43%
Barclays 1-3 Year U.S. Government/Credit Bond Index	1.09%	1.16%

  Total Returns for the Period Ended March 31, 2013

Since Inception (6/29/2012)
Fund’s Class A without sales charge	4.78%
Fund’s Class A with maximum sales charge	1.60%
Fund’s Class C without sales charge	4.28%
Fund’s Class C with maximum sales charge	3.28%
Fund’s Advisor Class without sales charge	4.85%
Barclays 1-3 Year U.S. Government/Credit Bond Index	0.87%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. We at Pacific Asset Management manage the fund as a short maturity corporate bond fund that has the flexibility to go up to 30% in non-investment grade securities. The fund outperformed the benchmark during the reporting period primarily due to fixed-income asset allocation and overweights to high yield and floating rate securities. The fund maintained similar overweight allocations through the period in investment-grade corporate debt, floating rate loans, and high-yield bonds, which were all positive contributors to relative performance, as was the underweight to Treasuries. The fund’s duration position was largely unchanged and remains above benchmark.

See explanation of symbol and benchmark definitions on page A-20

A-14

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Income Fund (managed by Pacific Asset Management)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL Income Fund’s Class I returned 8.39%, compared to a 3.77% return for its benchmark, the Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the periods from inception through March 31, 2013. For comparison purposes, the performance of Class A, C and Advisor Class shares for the periods from inception through March 31, 2013 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

  Average Annual Total Returns for the Periods Ended March 31, 2013

	1 Year	Since Inception (12/31/2010)
Fund’s Class A without sales charge	8.13%	8.22%
Fund’s Class A with maximum sales charge	3.54%	6.16%
Fund’s Class I without sales charge	8.39%	8.41%
Barclays U.S. Aggregate Bond Index	3.77%	5.27%

	1 Year	Since Inception (6/30/2011)
Fund’s Class C without sales charge	7.37%	7.00%
Fund’s Class C with maximum sales charge	6.37%	7.00%
Barclays U.S. Aggregate Bond Index	3.77%	5.20%

  Total Returns for the Period Ended March 31, 2013

Since Inception (6/29/2012)
Fund’s Advisor Class without sales charge	5.97%
Barclays U.S. Aggregate Bond Index	1.68%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. We at Pacific Asset Management manage the fund as an investment grade corporate bond fund that can invest up to 40% in non-investment grade securities. The fund outperformed the benchmark during the reporting period due to fixed-income asset allocation and a focus on intermediate maturity bonds. The fund outperformed the benchmark during the reporting period due to asset allocation and security selection. The fund maintained similar overweight allocations through the period in investment-grade corporate debt, floating rate loans, and high-yield bonds, which were all positive contributors to the fund’s relative performance, as was the underweight to Treasuries, relative to the benchmark. The fund’s underweight to European banks was a negative to overall fund performance. The fund’s duration position was largely unchanged and remained under the benchmark at the end of the reporting period.

See explanation of symbol and benchmark definitions on page A-20

A-15

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Strategic Income Fund (managed by Pacific Asset Management)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL Strategic Income Fund’s Class I returned 15.94%, compared to a 3.77% return for its benchmark, the Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the periods from inception through March 31, 2013. For comparison purposes, the performance of Class A, C and Advisor Class shares for the period from inception through March 31, 2013 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

  Average Annual Total Returns for the Periods Ended March 31, 2013

	1 Year	Since Inception (12/19/2011)
Fund’s Class I without sales charge	15.94%	16.77%
Barclays U.S Aggregate Bond Index	3.77%	3.16%

  Total Returns for the Period Ended March 31, 2013

Since Inception (6/29/2012)
Fund’s Class A without sales charge	13.12%
Fund’s Class A with maximum sales charge	8.28%
Fund’s Class C without sales charge	12.52%
Fund’s Class C with maximum sales charge	11.52%
Fund’s Advisor Class without sales charge	13.31%
Barclays U.S Aggregate Bond Index	1.68%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. We at Pacific Asset Management manage the fund using a multi-sector, corporate credit strategy. The fund outperformed the benchmark during the reporting period primarily due to the continued overweight to risk assets and an overweight to high yield bonds. The fund’s structural overweight to high-yield issues was a contributor to the fund’s relative performance for the reporting period, as was the underweight to Treasuries. The fund’s underweight to banking, particularly European Banks, detracted from its performance. The fund marginally increased the weighting of below investment-grade positions, which benefited performance. The allocation of high yield bonds and floating rate loans changed as high yield bond positions were decreased and floating rate loans were increased. The portfolio duration position continues to be moderately higher than the benchmark, but remained consistent during the reporting period.

See explanation of symbol and benchmark definitions on page A-20

A-16

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Floating Rate Income Fund (managed by Pacific Asset Management)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL Floating Rate Income Fund’s Class I returned 9.56%, compared to a 8.27% return for its benchmark, the Credit Suisse Leveraged Loan Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the periods from inception through March 31, 2013. For comparison purposes, the performance of Class A, C, P and Advisor Class shares for the periods from inception through March 31, 2013 are also shown in the table below. Performance data for Class A, C, P and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

  Average Annual Total Returns for the Periods Ended March 31, 2013

	1 Year	Since Inception (6/30/2011)
Fund’s Class I without sales charge	9.56%	7.79%
Credit Suisse Leveraged Loan Index	8.27%	6.01%

	1 Year	Since Inception (12/30/2011)~
Fund’s Class A without sales charge	9.36%	10.62%
Fund’s Class A with maximum sales charge	6.10%	8.00%
Fund’s Class C without sales charge	8.56%	9.88%
Fund’s Class C with maximum sales charge	7.56%	9.88%
Credit Suisse Leveraged Loan Index	8.27%	9.51%

  Total Returns for the Periods Ended March 31, 2013

Since Inception (6/29/2012)
Fund’s Advisor Class without sales charge	8.13%
Credit Suisse Leveraged Loan Index	7.18%

Since Inception (12/31/2012)
Fund’s Class P without sales charge	2.74%
Credit Suisse Leveraged Loan Index	2.37%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. We at Pacific Asset Management manage the fund using a non-investment grade strategy focusing on floating rate debt securities. The fund outperformed its benchmark in the reporting period due to security selection and asset allocation. The fund’s credit quality allocation and emphasis on larger and more liquid loan facilities were neutral to performance. The fund’s underweight to lower rated securities was a negative to performance. The fund’s underweight to the health care sector benefited performance while the underweight to utilities detracted. The fund’s tactical allocation to high yield bonds was a positive contributor to performance during the reporting period.

See explanation of symbol and benchmark definitions on page A-20

A-17

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL High Income Fund (managed by Pacific Asset Management)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL High Income Fund’s Class I returned 14.21%, compared to a 13.08% return for its benchmark, the Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the periods from inception through March 31, 2013. For comparison purposes, the performance of Class A, C and Advisor Class shares for the period from inception through March 31, 2013 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

  Average Annual Total Returns for the Periods Ended March 31, 2013

	1 Year	Since Inception (12/19/2011)
Fund’s Class I without sales charge	14.21%	17.35%
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	13.08%	15.55%

  Total Returns for the Period Ended March 31, 2013

Since Inception (6/29/2012)
Fund’s Class A without sales charge	12.59%
Fund’s Class A with maximum sales charge	7.80%
Fund’s Class C without sales charge	12.11%
Fund’s Class C with maximum sales charge	11.11%
Fund’s Advisor Class without sales charge	12.87%
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	11.09%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. We at Pacific Asset Management manage the fund using a non-investment grade bond strategy. The fund outperformed during the reporting period due to sector allocation and security selection. The fund’s performance was negatively impacted by a mild underweight to B rated and CCC rated issues. The fund was overweight BB rated bonds, which underperformed during the reporting period. The fund’s allocation to larger and more liquid issues were neutral to performance. The fund’s duration position, which is longer than the benchmark, was also neutral to performance.

See explanation of symbol and benchmark definitions on page A-20

A-18

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Money Market Fund (managed by Pacific Asset Management)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL Money Market Fund’s Class A returned 0.00%, compared to a 0.12% return for its benchmark, the BofA Merrill Lynch U.S. 3-Month T-Bill Index. The current yield measured during the seven-day period ended March 31, 2013 was 0.00%.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the fund to its benchmark for the ten-year period ended March 31, 2013. For comparison purposes, the performance of class B and C shares for the period from inception through March 31, 2013 are also shown in the table below. Performance data for Class B and C shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

  Average Annual Total Returns for the Periods Ended March 31, 2013

	1 Year	5 Years	10 Years
Fund’s Class A without sales charge	0.00%	0.26%	1.31%
BofA Merrill Lynch U.S. 3-Month T-Bill Index	0.12%	0.34%	1.75%

  Total Returns for the Period Ended March 31, 2013

Since Inception (6/29/2012)
Fund’s Class B without sales charge	0.00%
Fund’s Class C without sales charge	0.00%
BofA Merrill Lynch U.S. 3-Month T-Bill Index	0.09%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class A underperformed the benchmark. We at Pacific Asset Management manage the fund with a focus on stability, liquidity, and current income through a consistent, disciplined investment approach emphasizing industry and asset type diversification.

A low Fed Funds target rate and a shrinking supply of commercial paper constrained the absolute return environment for the fund. This environment generated relative outperformance by the longer duration assets in the fund. Citing the slack in the economy and the weakness in the labor force, the Fed remained accommodative throughout the reporting period. The Fed Funds target rate was unchanged, remaining at the range between 0.00% and 0.25%. The three-month London Interbank Offered Rate (LIBOR) was very stable during the reporting period. Fewer companies utilized the commercial paper market during the year, which reduced supply and further lowered available yields. Money market accounts continued to experience outflows, as investor’s deployed cash into higher risk asset classes.

Although the employment picture has started to improve and the economy is strengthening, we believe the Fed is going to remain cautious through the next few years and will want to ensure the recovery is on very solid footing before any tightening of monetary policy. We expect any tightening to be well forecasted to the market and would expect to shorten the fund’s weighted average maturity heading into a rate increase.

See explanation of symbol and benchmark definitions on page A-20

A-19

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Explanation of Symbol for Pacific Life Funds Performance Discussion

~	Due to data limitation, the benchmark since inception return reflects the commencement period from the first calendar day of the month the fund commenced its operations.

Benchmark Definitions

Barclays 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component for the U.S. Government/Credit Index. The U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Bond Index. The U.S. Government/Credit Bond Index includes U.S. Treasuries, Government-related issues and corporates. The total return is equal to the change in price plus the coupon return.

Barclays U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and corporate mortgage-backed securities sectors. The total return is equal to the change in price plus the coupon return.

Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version for the U.S. Corporate High-Yield Index that coves the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. The total return is equal to the change in price plus the coupon return.

Barclays Long Term U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible.

BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. Results include the reinvestment of all distributions.

Credit Suisse Leveraged Loan Index is an index of U.S. dollar-denominated leveraged loan market securities. The total return is equal to the change in price plus the coupon return.

Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an index of stocks from 21 countries/regions in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

PL Portfolio Optimization Conservative Composite Benchmark is 15% S&P 500; 73% Barclays U.S. Aggregate Bond; 5% MSCI EAFE (Net), and 7% BofA Merrill Lynch U.S. 3-Month Treasury Bill Indices as of March 31, 2013.

PL Portfolio Optimization Moderate-Conservative Composite Benchmark is 30% S&P 500; 55% Barclays U.S. Aggregate Bond; 10% MSCI EAFE (Net), and 5% BofA Merrill Lynch U.S. 3-Month Treasury Bill Indices as of March 31, 2013.

PL Portfolio Optimization Moderate Composite Benchmark is 45% S&P 500; 38% Barclays U.S. Aggregate Bond; 15% MSCI EAFE (Net), and 2% BofA Merrill Lynch U.S. 3-Month Treasury Bill Indices as of March 31, 2013.

PL Portfolio Optimization Moderate-Aggressive Composite Benchmark is 60% S&P 500; 20% Barclays U.S. Aggregate Bond; and 20% MSCI EAFE (Net) Indices as of March 31, 2013.

PL Portfolio Optimization Aggressive Composite Benchmark is 65% S&P 500; 10% Barclays U.S. Aggregate Bond; and 25% MSCI EAFE (Net) Indices as of March 31, 2013.

S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

A-20

PACIFIC LIFE FUNDS

PL PORTFOLIO OPTIMIZATION CONSERVATIVE FUND

Schedule of Investments

March 31, 2013

PACIFIC LIFE FUNDS

PL PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE FUND

Schedule of Investments

March 31, 2013

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PL Floating Rate Loan Fund ‘P’	3,089,677	$31,638,296
PL Inflation Managed Fund ‘P’	5,195,679	50,605,909
PL Managed Bond Fund ‘P’	15,817,905	175,736,920
PL Short Duration Bond Fund ‘P’	7,547,523	76,380,934
PL Emerging Markets Debt Fund ‘P’	2,315,046	24,377,439
PL Comstock Fund ‘P’	1,546,801	22,273,929
PL Growth LT Fund ‘P’	264,406	3,683,177
PL Large-Cap Growth Fund ‘P’	993,459	10,331,969
PL Large-Cap Value Fund ‘P’	1,678,744	23,435,269
PL Main Street Core Fund ‘P’	613,510	7,484,816
PL Mid-Cap Equity Fund ‘P’	730,071	8,030,780
PL Mid-Cap Growth Fund ‘P’	556,620	4,775,798
PL International Large-Cap Fund ‘P’	716,626	11,810,003
PL International Value Fund ‘P’	789,459	7,184,079
PL Currency Strategies Fund ‘P’ *	1,460,271	15,070,002
PL Global Absolute Return Fund ‘P’	2,922,175	29,776,965
PL Precious Metals Fund ‘P’	532,213	4,374,793

Total Affiliated Mutual Funds (Cost $472,405,451)		506,971,078

TOTAL INVESTMENTS - 100.0% (Cost $472,405,451)		506,971,078

OTHER ASSETS & LIABILITIES, NET - 0.0%		84,063

NET ASSETS - 100.0%		$507,055,141

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	79.6%
Affiliated Equity Funds	20.4%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PL Floating Rate Loan Fund ‘P’	2,933,830	$30,042,421
PL Inflation Managed Fund ‘P’	4,335,266	42,225,492
PL Managed Bond Fund ‘P’	10,091,364	112,115,054
PL Short Duration Bond Fund ‘P’	5,472,221	55,378,880
PL Emerging Markets Debt Fund ‘P’	1,491,770	15,708,340
PL Comstock Fund ‘P’	2,165,478	31,182,878
PL Growth LT Fund ‘P’	348,220	4,850,711
PL Large-Cap Growth Fund ‘P’	1,707,765	17,760,751
PL Large-Cap Value Fund ‘P’	2,911,588	40,645,763
PL Main Street Core Fund ‘P’	2,108,282	25,721,046
PL Mid-Cap Equity Fund ‘P’	930,601	10,236,612
PL Mid-Cap Growth Fund ‘P’	586,247	5,029,999
PL Small-Cap Growth Fund ‘P’ *	499,727	6,641,374
PL Small-Cap Value Fund ‘P’	424,831	5,161,697
PL Emerging Markets Fund ‘P’	589,748	8,386,215
PL International Large-Cap Fund ‘P’	1,289,349	21,248,467
PL International Value Fund ‘P’	1,647,084	14,988,467
PL Currency Strategies Fund ‘P’ *	1,352,427	13,957,046
PL Global Absolute Return Fund ‘P’	2,840,341	28,943,076
PL Precious Metals Fund ‘P’	1,108,221	9,109,580

Total Affiliated Mutual Funds (Cost $448,254,282)		499,333,869

TOTAL INVESTMENTS - 100.0% (Cost $448,254,282)		499,333,869

OTHER ASSETS & LIABILITIES, NET - 0.0%		131,336

NET ASSETS - 100.0%		$499,465,205

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	59.8%
Affiliated Equity Funds	40.2%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Fair Value Measurements

The following is a summary of the funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
PL Portfolio Optimization Conservative Fund
Assets	Affiliated Mutual Funds	$506,971,078	$506,971,078	$—	$—

PL Portfolio Optimization Moderate-Conservative Fund
Assets	Affiliated Mutual Funds	$499,333,869	$499,333,869	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-25

B-1

PACIFIC LIFE FUNDS

PL PORTFOLIO OPTIMIZATION MODERATE FUND

Schedule of Investments

March 31, 2013

PACIFIC LIFE FUNDS

PL PORTFOLIO OPTIMIZATION MODERATE-AGGRESSIVE FUND

Schedule of Investments

March 31, 2013

	Shares	Value
AFFILIATED MUTUAL FUNDS - 99.9%

PL Floating Rate Loan Fund ‘P’	4,740,975	$48,547,581
PL Inflation Managed Fund ‘P’	5,531,732	53,879,071
PL Managed Bond Fund ‘P’	17,696,831	196,611,792
PL Short Duration Bond Fund ‘P’	7,705,310	77,977,740
PL Emerging Markets Debt Fund ‘P’	3,391,795	35,715,604
PL Comstock Fund ‘P’	7,276,948	104,788,044
PL Growth LT Fund ‘P’	1,322,020	18,415,744
PL Large-Cap Growth Fund ‘P’	5,288,977	55,005,359
PL Large-Cap Value Fund ‘P’	9,279,466	129,541,349
PL Main Street Core Fund ‘P’	6,725,450	82,050,485
PL Mid-Cap Equity Fund ‘P’	4,617,032	50,787,357
PL Mid-Cap Growth Fund ‘P’	2,246,260	19,272,907
PL Small-Cap Growth Fund ‘P’ *	1,170,085	15,550,433
PL Small-Cap Value Fund ‘P’	3,780,475	45,932,777
PL Real Estate Fund ‘P’	1,840,893	25,165,012
PL Emerging Markets Fund ‘P’	3,315,144	47,141,348
PL International Large-Cap Fund ‘P’	4,726,323	77,889,808
PL International Value Fund ‘P’	5,901,230	53,701,195
PL Currency Strategies Fund ‘P’ *	4,649,260	47,980,363
PL Global Absolute Return Fund ‘P’	5,932,862	60,455,859
PL Precious Metals Fund ‘P’	2,684,504	22,066,620

Total Affiliated Mutual Funds (Cost $1,093,739,058)		1,268,476,448

TOTAL INVESTMENTS - 99.9% (Cost $1,093,739,058)		1,268,476,448

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,135,598

NET ASSETS - 100%		$1,269,612,046

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	58.9%
Affiliated Fixed Income Funds	41.0%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PL Inflation Managed Fund ‘P’	1,812,175	$17,650,585
PL Managed Bond Fund ‘P’	6,626,173	73,616,782
PL Short Duration Bond Fund ‘P’	1,370,059	13,864,997
PL Emerging Markets Debt Fund ‘P’	956,982	10,077,020
PL Comstock Fund ‘P’	5,492,506	79,092,093
PL Growth LT Fund ‘P’	1,204,374	16,776,930
PL Large-Cap Growth Fund ‘P’	4,356,212	45,304,606
PL Large-Cap Value Fund ‘P’	7,153,355	99,860,840
PL Main Street Core Fund ‘P’	6,099,301	74,411,470
PL Mid-Cap Equity Fund ‘P’	4,760,402	52,364,418
PL Mid-Cap Growth Fund ‘P’	2,646,299	22,705,243
PL Small-Cap Growth Fund ‘P’ *	1,324,613	17,604,103
PL Small-Cap Value Fund ‘P’	4,392,260	53,365,960
PL Real Estate Fund ‘P’	1,803,216	24,649,968
PL Emerging Markets Fund ‘P’	2,867,755	40,779,470
PL International Large-Cap Fund ‘P’	4,061,519	66,933,840
PL International Value Fund ‘P’	5,931,350	53,975,286
PL Currency Strategies Fund ‘P’ *	3,103,289	32,025,945
PL Global Absolute Return Fund ‘P’	3,993,332	40,692,054
PL Precious Metals Fund ‘P’	2,651,805	21,797,835

Total Affiliated Mutual Funds (Cost $711,497,179)		857,549,445

TOTAL INVESTMENTS - 100.0% (Cost $711,497,179)		857,549,445

OTHER ASSETS & LIABILITIES, NET - 0.0%		191,851

NET ASSETS - 100%		$857,741,296

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	78.1%
Affiliated Fixed Income Funds	21.9%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Fair Value Measurements

The following is a summary of the funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
PL Portfolio Optimization Moderate Fund
Assets	Affiliated Mutual Funds	$1,268,476,448	$1,268,476,448	$—	$—

PL Portfolio Optimization Moderate-Aggressive Fund
Assets	Affiliated Mutual Funds	$857,549,445	$857,549,445	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-25

B-2

PACIFIC LIFE FUNDS

PL PORTFOLIO OPTIMIZATION AGGRESSIVE FUND

Schedule of Investments

March 31, 2013

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PL Managed Bond Fund ‘P’	653,990	$7,265,825
PL Comstock Fund ‘P’	1,687,560	24,300,862
PL Growth LT Fund ‘P’	351,672	4,898,798
PL Large-Cap Growth Fund ‘P’	1,340,499	13,941,188
PL Large-Cap Value Fund ‘P’	2,191,877	30,598,605
PL Main Street Core Fund ‘P’	1,869,292	22,805,365
PL Mid-Cap Equity Fund ‘P’	1,541,448	16,955,924
PL Mid-Cap Growth Fund ‘P’	1,136,891	9,754,522
PL Small-Cap Growth Fund ‘P’ *	834,879	11,095,542
PL Small-Cap Value Fund ‘P’	1,742,482	21,171,150
PL Real Estate Fund ‘P’	753,905	10,305,879
PL Emerging Markets Fund ‘P’	1,018,881	14,488,493
PL International Large-Cap Fund ‘P’	1,280,145	21,096,788
PL International Value Fund ‘P’	1,831,318	16,664,995
PL Currency Strategies Fund ‘P’ *	927,664	9,573,494
PL Global Absolute Return Fund ‘P’	1,188,857	12,114,457
PL Precious Metals Fund ‘P’	1,045,484	8,593,879

Total Affiliated Mutual Funds (Cost $196,485,321)		255,625,766

TOTAL INVESTMENTS - 100.0% (Cost $196,485,321)		255,625,766

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(120,462)

NET ASSETS - 100.0%		$255,505,304

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	88.7%
Affiliated Fixed Income Funds	11.3%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$255,625,766	$255,625,766	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-25

B-3

PACIFIC LIFE FUNDS

PL SHORT DURATION INCOME FUND

Schedule of Investments

March 31, 2013

	Principal Amount	Value
CORPORATE BONDS & NOTES - 77.2%

Consumer Discretionary - 11.9%

Carnival Corp (Panama) 1.200% due 02/05/16	$500,000	$501,029
DIRECTV Holdings LLC 3.125% due 02/15/16	1,000,000	1,050,430
DISH DBS Corp 4.625% due 07/15/17	200,000	208,500
Dollar General Corp 4.125% due 07/15/17	250,000	269,687
D.R. Horton Inc 3.625% due 02/15/18	500,000	506,250
Kia Motors Corp (South Korea) 3.625% due 06/14/16 ~	1,000,000	1,058,164
NBCUniversal Enterprise Inc 0.965% due 04/15/18 ~ §	1,000,000	998,043
Virgin Media Secured Finance PLC (United Kingdom) 6.500% due 01/15/18	250,000	267,500
Wyndham Worldwide Corp
2.500% due 03/01/18	750,000	755,443
2.950% due 03/01/17	250,000	257,590

		5,872,636

Energy - 6.4%

Korea National Oil Corp (South Korea) 3.125% due 04/03/17 ~	250,000	263,899
Murphy Oil Corp 2.500% due 12/01/17	500,000	502,844
Petrobras International Finance Co (Cayman) 2.875% due 02/06/15	1,000,000	1,023,318
Phillips 66 1.950% due 03/05/15	250,000	255,612
Pioneer Natural Resources Co 5.875% due 07/15/16	350,000	396,149
Rosneft Oil Co (Ireland) 3.149% due 03/06/17 ~	200,000	201,500
Transocean Inc (Cayman) 2.500% due 10/15/17	500,000	507,085

		3,150,407

Financials - 35.3%

American International Group Inc 2.375% due 08/24/15	1,000,000	1,026,397
Bank of America Corp 1.354% due 03/22/18 §	500,000	500,117
Bank of America NA 5.300% due 03/15/17	1,000,000	1,121,892
Berkshire Hathaway Inc 1.550% due 02/09/18	500,000	507,035
Capital One Financial Corp 2.150% due 03/23/15	750,000	765,750
Citigroup Inc 1.250% due 01/15/16	1,000,000	999,558
Commonwealth Bank of Australia (Australia) 1.950% due 03/16/15	250,000	256,045
Daimler Finance North America LLC 1.650% due 04/10/15 ~	1,000,000	1,012,339
ERP Operating LP REIT 5.200% due 04/01/13	250,000	250,000
Export-Import Bank of Korea (South Korea) 1.250% due 11/20/15	500,000	501,558
Ford Motor Credit Co LLC 3.000% due 06/12/17	1,000,000	1,026,992
General Electric Capital Corp 0.994% due 04/02/18 §	1,000,000	1,000,244
Health Care REIT Inc 2.250% due 03/15/18	250,000	252,681

	Principal Amount	Value
ING US Inc 2.900% due 02/15/18 ~	$1,000,000	$1,015,903
JPMorgan Chase & Co 1.100% due 10/15/15	1,000,000	1,002,044
Mack-Cali Realty LP REIT 2.500% due 12/15/17	1,000,000	1,014,407
Metropolitan Life Global Funding I 1.500% due 01/10/18 ~	750,000	754,482
Morgan Stanley 1.750% due 02/25/16	1,000,000	1,008,582
Nissan Motor Acceptance Corp 1.000% due 03/15/16 ~	1,000,000	999,871
SLM Corp 3.875% due 09/10/15	600,000	625,136
The Goldman Sachs Group Inc 1.600% due 11/23/15	1,000,000	1,009,808
The Korea Development Bank (South Korea) 1.000% due 01/22/16	500,000	496,563
WT Finance Australia Property Ltd (Multi-National) 5.125% due 11/15/14 ~	250,000	266,490

		17,413,894

Health Care - 1.6%

AbbVie Inc 1.200% due 11/06/15 ~	500,000	504,205
Express Scripts Holding Co 2.100% due 02/12/15	250,000	255,510

		759,715

Industrials - 8.6%

Air Lease Corp 6.125% due 04/01/17	500,000	543,750
Avis Budget Car Rental LLC 2.790% due 05/15/14 §	100,000	100,501
Delta Air Lines Pass-Through Trust ‘A’ 4.750% due 05/07/21	750,000	811,875
ERAC USA Finance LLC 1.400% due 04/15/16 ~	500,000	503,327
Hutchison Whampoa International 12 II Ltd (Cayman) 2.000% due 11/08/17 ~	500,000	505,530
International Lease Finance Corp
3.875% due 04/15/18	250,000	250,156
5.650% due 06/01/14	250,000	262,187
Penske Truck Leasing Co LP 2.875% due 07/17/18 ~	500,000	510,720
Pentair Finance SA (Luxembourg) 1.350% due 12/01/15 ~	500,000	501,028
United Rentals North America Inc 5.750% due 07/15/18	250,000	272,188

		4,261,262

Information Technology - 2.6%

Arrow Electronics Inc 3.000% due 03/01/18	750,000	757,851
Computer Sciences Corp 2.500% due 09/15/15	250,000	256,898
The Western Union Co 2.375% due 12/10/15	250,000	254,601

		1,269,350

Materials - 8.7%

Alphabet Holding Co Inc 7.750% due 11/01/17 ~	200,000	209,000
ArcelorMittal (Luxembourg) 4.250% due 02/25/15	350,000	361,977
Ashland Inc 3.875% due 04/15/18 ~	500,000	508,125
Cliffs Natural Resources Inc 3.950% due 01/15/18	500,000	502,776

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-25

B-4

PACIFIC LIFE FUNDS

PL SHORT DURATION INCOME FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
FMG Resources Property Ltd (Australia) 6.000% due 04/01/17 ~	$500,000	$516,250
Freeport-McMoRan Copper & Gold Inc 1.400% due 02/13/15	1,000,000	1,007,705
Graphic Packaging International Inc 7.875% due 10/01/18	150,000	166,125
Xstrata Finance Canada Ltd (Canada) 1.800% due 10/23/15 ~	1,000,000	1,011,995

		4,283,953

Telecommunication Services - 2.1%

CC Holdings GS V LLC 2.381% due 12/15/17 ~	500,000	504,013
Intelsat Jackson Holdings SA (Luxemburg) 7.250% due 10/15/20	500,000	551,250

		1,055,263

Total Corporate Bonds & Notes (Cost $37,671,159)		38,066,480

SENIOR LOAN NOTES - 17.9%

Consumer Discretionary - 2.4%

Aramark Corp Term D 4.000% due 08/22/19 §	250,000	253,013
Capital Automotive LP Tranche B 5.250% due 03/11/17 §	228,703	230,311
Lord & Taylor Holdings LLC 5.750% due 01/11/19 §	179,627	181,798
Renfro Corp Term B 5.750% due 01/30/19 §	250,000	253,750
Wendy’s International Inc 4.750% due 05/15/19 §	248,750	251,770

		1,170,642

Consumer Staples - 0.5%

Reynolds Group Holdings 4.750% due 09/28/18 §	248,750	252,659

Energy - 1.6%

Chesapeake Energy Corp 5.750% due 12/02/17 §	500,000	516,339
EP Energy LLC Tranche B-1 5.000% due 05/24/18 §	250,000	253,237

		769,576

Financials - 0.8%

Nuveen Investments Inc Tranche A (1st Lien) 5.204% due 05/13/17 §	250,000	254,844
Stockbridge/SBE Holdings Tranche B due 05/02/17 µ	130,000	141,375

		396,219

Health Care - 3.0%

ATI Holdings Inc 5.750% due 12/20/19 §	498,750	507,166
Bausch & Lomb Inc 5.250% due 05/17/19 §	248,125	250,805
Hologic Inc Tranche B 4.500% due 08/01/19 §	248,750	252,507
Valeant Pharmaceuticals International Inc Series C-1 Tranche B 3.500% due 12/11/19 §	249,375	252,596

	Principal Amount	Value
Warner Chilcott Co LLC
Term B-1 4.250% due 03/15/18 §	$36,703	$37,253
Term B-2 4.250% due 03/15/18 §	29,877	30,325
Warner Chilcott Corp Term B-1 4.250% due 03/15/18 §	84,314	85,579
WC Luxco SARL Term B-3 4.250% due 03/15/18 §	66,441	67,437

		1,483,668

Industrials - 5.1%

AWAS Finance Luxembourg SARL 3.500% due 06/10/16 §	215,509	218,741
Term B due 06/10/16 µ	291,699	296,074
Bombardier Recreational Products Inc Term B 5.000% due 01/30/19 §	250,000	252,787
CSC Holdings LLC Term B-2 (Incremental Extended) 1.954% due 03/29/16 §	985,322	990,657
Flying Fortress Inc 5.000% due 06/30/17 §	250,000	251,563
Hamilton Sundstrand 4.000% due 12/13/19 §	498,750	502,713

		2,512,535

Materials - 2.0%

Eagle Spinco Inc Term B due 01/28/17 µ	250,000	252,500
FMG Resources Property Ltd 5.250% due 10/18/17 §	497,500	503,985
Tronox Pigments BV (Netherlands) Term B due 07/31/20 µ	250,000	253,984

		1,010,469

Telecommunication Services - 2.5%

Telesat Canada Term B 5.500% due 03/28/19 §	248,747	251,077
Windstream Corp Term B-3 4.000% due 08/08/19 §	744,997	754,309
Tranche B-4 3.500% due 01/23/20 §	249,375	252,180

		1,257,566

Total Senior Loan Notes (Cost $8,717,391)		8,853,334

U.S. TREASURY OBLIGATIONS - 1.5%

U.S. Treasury Notes - 1.5%

0.250% due 11/30/13	50,000	50,041
0.250% due 02/28/15	500,000	500,118
0.875% due 11/30/16	175,000	177,488

Total U.S. Treasury Obligations (Cost $725,376)		727,647

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-25

B-5

PACIFIC LIFE FUNDS

PL SHORT DURATION INCOME FUND

Schedule of Investments (Continued)

March 31, 2013

	Shares	Value
SHORT-TERM INVESTMENT - 6.4%

Money Market Fund - 6.4%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	3,139,372	$3,139,372

Total Short-Term Investment (Cost $3,139,372)		3,139,372

TOTAL INVESTMENTS - 103.0% (Cost $50,253,298)		50,786,833

OTHER ASSETS & LIABILITIES, NET - (3.0%)		(1,462,639)

NET ASSETS - 100.0%		$49,324,194

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Corporate Bonds & Notes	77.2%
Senior Loan Notes	17.9%
Short-Term Investment	6.4%
Others (each less than 3.0%)	1.5%

	103.0%
Other Assets & Liabilities, Net	(3.0%	)

	100.0%

(b)	As of March 31, 2013, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AA / U.S. Government & Agency Issues	6.8%
A	23.1%
BBB	45.7%
BB	14.3%
B	9.0%
Not Rated	1.1%

100.0%

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$38,066,480	$—	$37,254,605	$811,875
	Senior Loan Notes	8,853,334	—	8,853,334	—
	U.S. Treasury Obligations	727,647	—	727,647	—
	Short-Term Investment	3,139,372	3,139,372	—	—

	Total	$50,786,833	$3,139,372	$46,835,586	$811,875

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended March 31, 2013:

Corporate Bonds & Notes
Value, Beginning of Year	$—
Purchases	788,813
Sales	—
Accrued Discounts (Premiums)	(1,153)
Net Realized Gains (Losses)	—
Change in Net Unrealized Appreciation	24,215
Transfers In	—
Transfers Out	—

Value, End of Year	$811,875

Change in Net Unrealized Appreciation on Level 3 Investments Held at the End of Year, if Applicable	$24,215

The significant unobservable inputs were provided by a vendor-priced single broker quote.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-25

B-6

PACIFIC LIFE FUNDS

PL INCOME FUND

Schedule of Investments

March 31, 2013

	Principal Amount	Value
CORPORATE BONDS & NOTES - 72.9%
Consumer Discretionary - 9.6%

Cedar Fair LP 5.250% due 03/15/21 ~	$2,500,000	$2,493,750
Comcast Corp 4.650% due 07/15/42	1,750,000	1,791,223
Cox Communications Inc 4.700% due 12/15/42 ~	2,000,000	1,979,596
DIRECTV Holdings LLC 2.400% due 03/15/17	9,000,000	9,243,135
D.R. Horton Inc 3.625% due 02/15/18	2,000,000	2,025,000
Hyatt Hotels Corp 3.875% due 08/15/16	3,000,000	3,199,962
6.875% due 08/15/19 ~	1,750,000	2,087,678
Kia Motors Corp (South Korea) 3.625% due 06/14/16 ~	5,000,000	5,290,820
Marriott International Inc 3.000% due 03/01/19	4,000,000	4,197,784
MDC Holdings Inc 6.000% due 01/15/43	2,500,000	2,491,183
MGM Resorts International 6.750% due 10/01/20 ~	3,000,000	3,187,500
Mohawk Industries Inc 3.850% due 02/01/23	5,000,000	5,111,660
NVR Inc 3.950% due 09/15/22	4,000,000	4,116,788
Six Flags Entertainment Corp 5.250% due 01/15/21 ~	3,000,000	3,011,250
Wyndham Worldwide Corp 2.950% due 03/01/17	6,000,000	6,182,160

		56,409,489

Consumer Staples - 2.5%

Hawk Acquisition Sub Inc 4.250% due 10/15/20 ~	1,300,000	1,303,250
Reynolds Group Issuer Inc 5.750% due 10/15/20	2,500,000	2,553,125
SABMiller Holdings Inc 2.450% due 01/15/17 ~	8,000,000	8,338,496
Spectrum Brands Escrow Corp 6.625% due 11/15/22 ~	2,500,000	2,718,750

		14,913,621

Energy - 9.1%

Cimarex Energy Co 5.875% due 05/01/22	3,000,000	3,232,500
DCP Midstream Operating LP 3.875% due 03/15/23	3,300,000	3,327,103
Korea National Oil Corp (South Korea) 3.125% due 04/03/17 ~	4,000,000	4,222,376
MarkWest Energy Partners LP 4.500% due 07/15/23	2,500,000	2,450,000
Newfield Exploration Co 5.750% due 01/30/22	2,000,000	2,150,000
ONEOK Partners LP 2.000% due 10/01/17	5,500,000	5,566,330
Peabody Energy Corp 6.000% due 11/15/18	2,250,000	2,399,063
Petrobras International Finance Co (Cayman) 5.375% due 01/27/21	3,000,000	3,253,848
Pioneer Natural Resources Co 3.950% due 07/15/22	4,000,000	4,187,292
5.875% due 07/15/16	4,000,000	4,527,416
Plains Exploration & Production Co 6.875% due 02/15/23	1,750,000	1,990,625
Sabine Pass Liquefaction LLC 5.625% due 02/01/21 ~	1,500,000	1,558,125

	Principal Amount	Value
Samson Investment Co 9.750% due 02/15/20 ~	$1,000,000	$1,067,500
The Williams Cos Inc 3.700% due 01/15/23	6,000,000	5,972,760
Transocean Inc (Cayman) 2.500% due 10/15/17	7,500,000	7,606,268

		53,511,206

Financials - 27.8%

American International Group Inc 2.375% due 08/24/15	3,000,000	3,079,191
Bank of America Corp 1.354% due 03/22/18 §	4,500,000	4,501,048
Bank of America NA 5.300% due 03/15/17	8,200,000	9,199,514
Berkshire Hathaway Finance Corp 1.600% due 05/15/17	6,000,000	6,127,710
Capital One Financial Corp 2.150% due 03/23/15	5,000,000	5,105,000
Carlyle Holdings Finance LLC 3.875% due 02/01/23 ~	4,000,000	4,108,520
Corrections Corp of America REIT 4.125% due 04/01/20 ~	500,000	511,875
Duke Realty LP REIT 4.375% due 06/15/22	6,250,000	6,664,569
Export-Import Bank of Korea (South Korea) 1.250% due 11/20/15	4,500,000	4,514,022
Ford Motor Credit Co LLC 3.000% due 06/12/17	6,000,000	6,161,952
4.250% due 09/20/22	5,000,000	5,183,435
General Electric Capital Corp 0.994% due 04/02/18 §	3,000,000	3,000,732
2.100% due 12/11/19	8,000,000	8,150,520
Health Care REIT Inc 3.750% due 03/15/23	5,000,000	5,045,895
Host Hotels & Resorts LP REIT 3.750% due 10/15/23	5,000,000	5,032,050
Hyundai Capital America 2.125% due 10/02/17 ~	6,000,000	6,057,924
ING US Inc 2.900% due 02/15/18 ~	6,000,000	6,095,418
JPMorgan Chase & Co 3.250% due 09/23/22	6,250,000	6,257,556
Kilroy Realty LP REIT 3.800% due 01/15/23	5,000,000	5,134,945
KKR Group Finance Co II LLC 5.500% due 02/01/43 ~	1,175,000	1,137,456
Liberty Mutual Group Inc 4.950% due 05/01/22 ~	6,500,000	7,145,138
Mack-Cali Realty LP REIT 2.500% due 12/15/17	6,000,000	6,086,442
Morgan Stanley 3.750% due 02/25/23	1,000,000	1,013,615
Neuberger Berman Group LLC 5.625% due 03/15/20 ~	3,500,000	3,683,750
Nissan Motor Acceptance Corp 1.000% due 03/15/16 ~	3,000,000	2,999,613
Prudential Financial Inc 5.200% due 03/15/44 §	3,000,000	3,027,786
Raymond James Financial Inc 5.625% due 04/01/24	4,000,000	4,571,732
Realty Income Corp REIT 2.000% due 01/31/18	5,500,000	5,544,555
The Goldman Sachs Group Inc 1.600% due 11/23/15	4,000,000	4,039,232
2.375% due 01/22/18	6,000,000	6,091,428
The Korea Development Bank (South Korea) 1.500% due 01/22/18	5,000,000	4,942,605
Vornado Realty LP REIT 5.000% due 01/15/22	6,500,000	7,218,478

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-25

B-7

PACIFIC LIFE FUNDS

PL INCOME FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
WEA Finance LLC 3.375% due 10/03/22 ~	$6,000,000	$6,122,472
Wells Operating Partnership II LP REIT 5.875% due 04/01/18	750,000	815,923

		164,372,101

Industrials - 7.9%

Air Lease Corp 6.125% due 04/01/17	7,500,000	8,156,250
American Airlines Pass-Through Trust ‘A’ 4.000% due 07/15/25 ~	1,900,000	1,932,063
Delta Air Lines Pass-Through Trust ‘A’ 4.750% due 05/07/21	8,000,000	8,660,000
Hutchison Whampoa International 12 II Ltd (Cayman) 2.000% due 11/08/17 ~	5,000,000	5,055,295
International Lease Finance Corp 3.875% due 04/15/18	1,750,000	1,751,094
7.125% due 09/01/18 ~	1,000,000	1,180,000
Owens Corning 4.200% due 12/15/22	5,000,000	5,127,260
6.500% due 12/01/16	305,000	343,700
Penske Truck Leasing Co LP 4.250% due 01/17/23 ~	4,500,000	4,544,690
United Rentals North America Inc 5.750% due 07/15/18	4,000,000	4,355,000
US Airways Pass-Through Trust ‘A’ 4.625% due 06/03/25	5,000,000	5,246,875

		46,352,227

Information Technology - 0.7%

Arrow Electronics Inc 3.000% due 03/01/18	4,000,000	4,041,872

Materials - 11.3%

Alphabet Holding Co Inc 7.750% due 11/01/17 ~	2,200,000	2,299,000
ArcelorMittal (Luxembourg) 6.000% due 03/01/21	3,025,000	3,187,176
Ardagh Packaging Finance PLC (Ireland) 7.375% due 10/15/17 ~	2,750,000	3,021,563
Ashland Inc 3.875% due 04/15/18 ~	2,500,000	2,540,625
Cliffs Natural Resources Inc 3.950% due 01/15/18	3,750,000	3,770,816
Domtar Corp 4.400% due 04/01/22	5,000,000	5,001,830
FMG Resources Property Ltd (Australia) 6.000% due 04/01/17 ~	3,500,000	3,613,750
Freeport-McMoran Copper & Gold Inc 3.875% due 03/15/23 ~	8,000,000	8,045,072
Graphic Packaging International Inc 7.875% due 10/01/18	3,000,000	3,322,500
LyondellBasell Industries NV (Netherlands) 5.000% due 04/15/19	2,500,000	2,837,500
Rock-Tenn Co 3.500% due 03/01/20	7,000,000	7,170,660
RPM International Inc 3.450% due 11/15/22	4,000,000	3,975,568
Samarco Mineracao SA (Brazil) 4.125% due 11/01/22 ~	4,000,000	3,902,000
Sealed Air Corp 8.375% due 09/15/21 ~	2,000,000	2,300,000
Southern Copper Corp 5.250% due 11/08/42	2,000,000	1,906,776
Tronox Finance LLC 6.375% due 08/15/20 ~	2,000,000	1,947,500

	Principal Amount	Value
Vale SA (Brazil) 5.625% due 09/11/42	$2,000,000	$1,991,732
Xstrata Finance Canada Ltd (Canada) 4.000% due 10/25/22 ~	6,000,000	6,059,328

		66,893,396

Telecommunication Services - 1.6%

CC Holdings GS V LLC 3.849% due 04/15/23 ~	5,000,000	5,051,500
Lynx I Corp 5.375% due 04/15/21 ~	3,000,000	3,135,000
SES (Luxembourg) 3.600% due 04/04/23 ~	1,300,000	1,310,869

		9,497,369

Utilities - 2.4%

American Electric Power Co Inc 1.650% due 12/15/17	5,000,000	5,024,800
Duke Energy Corp 1.625% due 08/15/17	6,000,000	6,062,052
NRG Energy Inc 6.625% due 03/15/23 ~	3,000,000	3,195,000

		14,281,852

Total Corporate Bonds & Notes (Cost $421,760,614)		430,273,133

SENIOR LOAN NOTES - 20.0%

Consumer Discretionary - 3.3%

Acosta Inc Term D 5.000% due 03/02/18 §	1,746,250	1,770,261
Capital Automotive LP Tranche B 5.250% due 03/11/17 §	2,717,682	2,736,790
ClubCorp Club Operations Inc Term B 5.000% due 11/30/16 §	1,424,797	1,450,621
Getty Images Inc (Initial) 4.750% due 10/18/19 §	3,491,250	3,548,294
Lord & Taylor Holdings LLC 5.750% due 01/11/19 §	2,158,231	2,184,308
Seven Sea Cruises S DE RL Term B-1 4.750% due 12/21/18 §	1,975,000	2,004,625
The Goodyear Tire & Rubber Co (2nd Lien) 4.750% due 04/30/19 §	2,000,000	2,024,984
The Neiman Marcus Group Inc 4.000% due 05/16/18 §	2,000,000	2,009,500
Wendy’s International Inc 4.750% due 05/15/19 §	1,990,000	2,014,156

		19,743,539

Consumer Staples - 2.7%

Albertson’s LLC Term B due 02/20/16 µ	1,983,333	2,019,636
BJ’s Wholesale Club Inc (1st Lien) 4.250% due 09/26/19 §	2,992,500	3,024,295
Del Monte Foods Co (Initial) 4.000% due 03/08/18 §	4,120,707	4,161,485
Pinnacle Foods Finance LLC Tranche E 4.750% due 10/17/18 §	2,970,000	3,001,292
Sprouts Farmers Markets Holdings LLC
(Initial)
6.000% due 04/18/18 §	1,969,868	1,988,335
(Term 1)
6.000% due 04/18/18 §	992,500	999,944
SUPERVALU Inc due 12/31/20 µ	1,000,000	1,018,839

		16,213,826

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-25

B-8

PACIFIC LIFE FUNDS

PL INCOME FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
Energy - 0.9%

EP Energy LLC
Tranche B-1
5.000% due 05/24/18 §	$2,500,000	$2,532,365
Tranche B-2
4.500% due 04/30/19 §	1,000,000	1,014,250
Samson Investment Co (Initial 2nd Lien) 6.000% due 09/25/18 §	1,500,000	1,521,750

		5,068,365

Financials - 1.9%

First Data Corp Term B 5.204% due 09/24/18 §	2,500,000	2,523,177
Nuveen Investment Inc Tranche A (1st Lien) 5.204% due 05/13/17 §	4,000,000	4,077,500
Realogy Corp Term B 4.500% due 02/12/20 §	1,500,000	1,522,969
Stockbridge/SBE Holdings LLC Tranche B due 05/02/17 µ	1,000,000	1,087,500
13.000% due 05/02/17	1,900,000	2,066,250

		11,277,396

Health Care - 3.2%

American Renal Holdings Inc Term B (1st Lien) 4.500% due 08/20/19 §	1,500,000	1,506,562
Bausch & Lomb Inc 5.250% due 05/17/19 §	2,977,500	3,009,657
Capsugel Holdings US Inc (Initial) 4.750% due 08/01/18 §	3,703,815	3,770,176
DaVita Inc Tranche B-2 4.000% due 11/01/19 §	2,992,500	3,027,336
Hologic Inc Tranche B 4.500% due 08/01/19 §	2,487,500	2,525,071
Pharmaceutical Product Development Inc 4.250% due 12/05/18 §	1,496,250	1,517,292
Valeant Pharmaceuticals International Series C-1 Tranche B 3.500% due 12/11/19 §	3,491,250	3,536,346

		18,892,440

Industrials - 3.6%

AlixPartners LLP Term B-2 4.500% due 06/30/19 §	1,985,025	2,008,184
Bombardier Recreational Products Inc Term B 5.000% due 01/30/19 §	3,000,000	3,033,438
CSC Holdings LLC (Extended B-2) 1.954% due 03/29/16 §	4,583,496	4,608,311
Hamilton Sundstrand 4.000% due 12/13/19 §	2,992,500	3,016,278
Rexnord LLC Term B 4.500% due 04/01/18 §	2,238,750	2,265,792
Tomkins Air (Initial 1st Lien) 5.000% due 11/09/18 §	2,992,500	3,041,128
WESCO Distribution Inc Tranche B-1 4.500% due 12/12/19 §	2,992,500	3,025,792

		20,998,923

Materials - 0.9%

Berry Plastics Corp Term D 3.500% due 02/10/20 §	3,000,000	2,998,662
FMG Resources Property Ltd (Australia) 5.250% due 10/18/17 §	1,990,000	2,015,942

		5,014,604

	Principal Amount	Value
Telecommunication Services - 3.5%

Cricket Communications Inc 4.750% due 10/01/19 §	$2,493,750	$2,513,234
Intelsat Jackson Holding SA Tranche B-1 4.500% due 04/02/18 §	2,976,203	3,026,426
Level 3 Financing Inc
Tranche B
5.250% due 08/01/19 §	2,500,000	2,534,688
Tranche B-II
4.750% due 08/01/19 §	1,500,000	1,518,906
Telesat Canada Term B 5.500% due 03/28/19 §	2,979,987	3,007,907
WaveDivision Holdings LLC (Initial) 4.000% due 10/12/19 §	2,743,125	2,787,632
Windstream Corp Term B-3 4.000% due 08/08/19 §	5,461,237	5,529,503

		20,918,296

Total Senior Loan Notes (Cost $116,424,262)		118,127,389

U.S. TREASURY OBLIGATIONS - 3.5%

U.S. Treasury Bonds - 1.0%

2.750% due 11/15/42	1,500,000	1,393,595
3.000% due 05/15/42	2,000,000	1,962,500
3.750% due 08/15/41	2,000,000	2,266,250

		5,622,345

U.S. Treasury Notes - 2.5%

0.250% due 10/31/14	5,000,000	5,002,930
0.250% due 02/28/15	5,000,000	5,001,175
0.375% due 04/15/15	5,000,000	5,011,720

		15,015,825

Total U.S. Treasury Obligations (Cost $20,685,304)		20,638,170

	Shares

SHORT-TERM INVESTMENT - 4.9%

Money Market Fund - 4.9%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	28,771,890	28,771,890

Total Short-Term Investment (Cost $28,771,890)		28,771,890

TOTAL INVESTMENTS - 101.3% (Cost $587,642,070)		597,810,582

OTHER ASSETS & LIABILITIES, NET - (1.3%)		(7,591,423)

NET ASSETS - 100.0%		$590,219,159

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Corporate Bonds & Notes	72.9%
Senior Loan Notes	20.0%
Short-Term Investment	4.9%
U.S. Treasury Obligations	3.5%

	101.3%
Other Assets & Liabilities, Net	(1.3%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-25

B-9

PACIFIC LIFE FUNDS

PL INCOME FUND

Schedule of Investments (Continued)

March 31, 2013

(b)	As of March 31, 2013, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AA / U.S. Government & Agency Issues	6.7%
A	12.9%
BBB	44.7%
BB	17.8%
B	16.1%
Not Rated	1.8%

100.0%

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$430,273,133	$—	$414,434,195	$15,838,938
	Senior Loan Notes	118,127,389	—	118,127,389	—
	U.S. Treasury Obligations	20,638,170	—	20,638,170	—
	Short-Term Investment	28,771,890	28,771,890	—	—

	Total	$597,810,582	$28,771,890	$553,199,754	$15,838,938

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended March 31, 2013:

Corporate Bonds & Notes
Value, Beginning of Year	$525,000
Purchases	15,270,750
Sales	(531,978)
Accrued Discounts (Premiums)	(13,881)
Net Realized Gains	31,978
Change in Net Unrealized Appreciation	557,069
Transfers In	—
Transfers Out	—

Value, End of Year	$15,838,938

Change in Net Unrealized Appreciation on Level 3 Investments Held at the End of Year, if Applicable	$582,069

The significant unobservable inputs were provided by a vendor-priced single broker quote.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-25

B-10

PACIFIC LIFE FUNDS

PL STRATEGIC INCOME FUND

Schedule of Investments

March 31, 2013

	Shares	Value
COMMON STOCKS - 1.4%

Consumer Discretionary - 0.4%

Family Dollar Stores Inc	1,400	$82,670
Las Vegas Sands Corp	2,350	132,423
MGM Resorts International *	1,900	24,985

		240,078

Energy - 0.1%

Peabody Energy Corp	3,000	63,450

Industrials - 0.2%

Kansas City Southern	400	44,360
United Rentals Inc *	900	49,473

		93,833

Materials - 0.5%

Freeport-McMoRan Copper & Gold Inc	3,400	112,540
Sealed Air Corp	5,500	132,605

		245,145

Utilities - 0.2%

NRG Energy Inc	3,500	92,715

Total Common Stocks (Cost $678,190)		735,221

	Principal Amount

CORPORATE BONDS & NOTES - 84.8%

Consumer Discretionary - 16.8%

99 Cents Only Stores 11.000% due 12/15/19	$100,000	115,250
Beazer Homes USA Inc
7.250% due 02/01/23 ~	150,000	153,750
9.125% due 06/15/18	250,000	270,000
Boyd Gaming Corp 9.000% due 07/01/20 ~	250,000	261,250
Burlington Holdings LLC 9.000% due 02/15/18 ~	250,000	255,000
Caesars Entertainment Operating Co Inc 11.250% due 06/01/17 ~	100,000	106,875
Caesars Operating Escrow LLC 9.000% due 02/15/20 ~	100,000	101,125
Cedar Fair LP 5.250% due 03/15/21 ~	300,000	299,250
Cequel Communications Holdings I LLC 6.375% due 09/15/20 ~	200,000	208,500
CityCenter Holdings LLC 7.625% due 01/15/16	100,000	107,875
Clear Channel Worldwide Holdings Inc 6.500% due 11/15/22 ~	182,000	192,920
Coinstar Inc 6.000% due 03/15/19 ~	100,000	102,500
Dana Holding Corp 6.500% due 02/15/19	200,000	215,500
Griffey Intermediate Inc 7.000% due 10/15/20 ~	200,000	205,000
Hyatt Hotels Corp 6.875% due 08/15/19 ~	100,000	119,296
Jaguar Land Rover Automotive PLC (United Kingdom) 8.125% due 05/15/21 ~	200,000	226,000
Jo-Ann Stores Holdings Inc 9.750% due 10/15/19 ~	200,000	211,000

	Principal Amount	Value
Jo-Ann Stores Inc 8.125% due 03/15/19 ~	$300,000	$315,000
L Brands Inc 5.625% due 02/15/22	250,000	266,250
Landry’s Holdings II Inc 10.250% due 01/01/18 ~	250,000	263,125
Lennar Corp 4.750% due 11/15/22 ~	200,000	196,500
Lynx II Corp 6.375% due 04/15/23 ~	400,000	421,000
MCE Finance Ltd (Cayman) 5.000% due 02/15/21 ~	250,000	253,125
MDC Holdings Inc 6.000% due 01/15/43	250,000	249,118
MGM Resorts International
6.625% due 12/15/21	200,000	210,000
6.750% due 10/01/20 ~	200,000	212,500
Mohawk Industries Inc 3.850% due 02/01/23	500,000	511,166
NCL Corp Ltd (Bermuda) 5.000% due 02/15/18 ~	100,000	102,375
NPC International Inc 10.500% due 01/15/20	150,000	175,500
NVR Inc 3.950% due 09/15/22	250,000	257,299
Petco Holdings Inc 8.500% due 10/15/17 ~	350,000	362,687
Six Flags Entertainment Corp 5.250% due 01/15/21 ~	350,000	351,312
The Goodyear Tire & Rubber Co 6.500% due 03/01/21	100,000	103,625
The Ryland Group Inc 5.375% due 10/01/22	100,000	102,500
The ServiceMaster Co 8.000% due 02/15/20	200,000	215,500
Toll Brothers Finance Corp 6.750% due 11/01/19	400,000	468,920
Wolverine World Wide Inc 6.125% due 10/15/20 ~	250,000	266,562
Wyndham Worldwide Corp 3.900% due 03/01/23	350,000	352,100

		8,807,255

Consumer Staples - 1.9%

Hawk Acquisition Sub Inc 4.250% due 10/15/20 ~	100,000	100,250
Reynolds Group Issuer Inc
8.500% due 05/15/18	350,000	369,688
9.875% due 08/15/19	200,000	219,750
Spectrum Brands Escrow Corp 6.375% due 11/15/20 ~	100,000	107,625
U.S. Foods Inc 8.500% due 06/30/19 ~	200,000	213,250

		1,010,563

Energy - 14.9%

Alpha Natural Resources Inc 9.750% due 04/15/18	250,000	269,375
Antero Resources Finance Corp 6.000% due 12/01/20 ~	350,000	367,500
Arch Coal Inc 7.250% due 06/15/21	250,000	225,625
Atlas Pipeline Partners LP 6.625% due 10/01/20 ~	200,000	209,500
Basic Energy Services Inc 7.750% due 02/15/19	300,000	308,250
Cimarex Energy Co 5.875% due 05/01/22	100,000	107,750
Concho Resources Inc 5.500% due 10/01/22	350,000	365,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-25

B-11

PACIFIC LIFE FUNDS

PL STRATEGIC INCOME FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
DCP Midstream Operating LP 3.875% due 03/15/23	$350,000	$352,875
Energy Transfer Partners LP 3.600% due 02/01/23	250,000	249,475
EP Energy LLC
7.750% due 09/01/22	200,000	222,000
9.375% due 05/01/20	100,000	116,000
EV Energy Partners LP 8.000% due 04/15/19	150,000	159,000
Exterran Partners LP 6.000% due 04/01/21 ~	100,000	99,875
Genesis Energy LP 5.750% due 02/15/21 ~	100,000	103,437
Halcon Resources Corp 8.875% due 05/15/21 ~	350,000	378,875
Hornbeck Offshore Services Inc 5.000% due 03/01/21 ~	100,000	99,500
Kodiak Oil & Gas Corp (Canada) 5.500% due 01/15/21 ~	200,000	209,750
Linn Energy LLC 6.250% due 11/01/19 ~	400,000	411,000
Lukoil International Finance BV (Netherlands) 6.356% due 06/07/17 ~	100,000	114,090
MarkWest Energy Partners LP 4.500% due 07/15/23	350,000	343,000
MEG Energy Corp (Canada)
6.375% due 01/30/23 ~	100,000	104,500
6.500% due 03/15/21 ~	150,000	160,500
Newfield Exploration Co 5.625% due 07/01/24	100,000	103,500
Northern Tier Energy LLC 7.125% due 11/15/20 ~	100,000	106,500
Peabody Energy Corp 6.000% due 11/15/18	250,000	266,563
Petrobras International Finance Co (Cayman) 5.375% due 01/27/21	200,000	216,923
Pioneer Natural Resources Co 3.950% due 07/15/22	250,000	261,706
Plains Exploration & Production Co 6.875% due 02/15/23	250,000	284,375
Sabine Pass LNG LP
6.500% due 11/01/20 ~	250,000	264,375
7.500% due 11/30/16	100,000	111,000
Samson Investment Co 9.750% due 02/15/20 ~	350,000	373,625
SESI LLC 6.375% due 05/01/19	250,000	270,000
Tervita Corp (Canada) 8.000% due 11/15/18 ~	150,000	155,344
The Williams Cos Inc 3.700% due 01/15/23	250,000	248,865
Transocean Inc (Cayman) 3.800% due 10/15/22	200,000	197,555

		7,837,958

Financials - 14.2%

Bank of America Corp 3.300% due 01/11/23	400,000	395,536
BRE Properties Inc REIT 3.375% due 01/15/23	250,000	248,960
Carlyle Holdings Finance LLC 3.875% due 02/01/23 ~	250,000	256,783
CBRE Services Inc 5.000% due 03/15/23	100,000	101,625
Corrections Corp of America REIT 4.125% due 04/01/20 ~	100,000	102,375
Duke Realty LP REIT 4.375% due 06/15/22	250,000	266,583

	Principal Amount	Value
First Data Corp
6.750% due 11/01/20 ~	$100,000	$104,750
7.375% due 06/15/19 ~	100,000	106,875
10.625% due 06/15/21 ~	100,000	101,625
Ford Motor Credit Co LLC 4.250% due 09/20/22	450,000	466,509
Health Care REIT Inc 3.750% due 03/15/23	350,000	353,213
Host Hotels & Resorts LP REIT 3.750% due 10/15/23	500,000	503,205
Igloo Holdings Corp 8.250% due 12/15/17 ~	250,000	259,375
ING US Inc 2.900% due 02/15/18 ~	400,000	406,361
Jefferies Finance LLC 7.375% due 04/01/20 ~	200,000	204,500
Kilroy Realty LP REIT 3.800% due 01/15/23	250,000	256,747
KKR Group Finance Co II LLC 5.500% due 02/01/43 ~	325,000	314,616
Liberty Mutual Group Inc 4.950% due 05/01/22 ~	250,000	274,813
Mack-Cali Realty LP REIT 2.500% due 12/15/17	200,000	202,881
Neuberger Berman Group LLC 5.875% due 03/15/22 ~	250,000	265,625
Nuveen Investments Inc 9.125% due 10/15/17 ~	300,000	311,250
Post Apartment Homes LP 3.375% due 12/01/22	250,000	253,222
Prudential Financial Inc 5.200% due 03/15/44 §	300,000	302,779
Raymond James Financial Inc 5.625% due 04/01/24	350,000	400,026
Realty Income Corp REIT 3.250% due 10/15/22	250,000	245,466
Regions Bank 6.450% due 06/26/37	280,000	304,500
RHP Hotel Properties LP REIT 5.000% due 04/15/21 ~	50,000	50,000
UDR Inc REIT 4.625% due 01/10/22	250,000	275,302
Vornado Realty LP REIT 5.000% due 01/15/22	100,000	111,053

		7,446,555

Health Care - 2.4%

Biomet Inc 6.500% due 08/01/20 ~	300,000	319,500
CDRT Holding Corp 9.250% due 10/01/17 ~	100,000	104,250
DJO Finance LLC 7.750% due 04/15/18	100,000	102,500
HCA Holdings Inc 6.250% due 02/15/21	250,000	267,187
Jaguar Holding Co I 9.375% due 10/15/17 ~	100,000	107,875
Prospect Medical Holdings Inc 8.375% due 05/01/19 ~	250,000	267,500
Vanguard Health Holding Co II LLC 8.000% due 02/01/18	100,000	107,000

		1,275,812

Industrials - 7.7%

ADS Waste Holdings Inc 8.250% due 10/01/20 ~	350,000	378,875
Air Lease Corp
4.750% due 03/01/20	150,000	154,500
6.125% due 04/01/17	200,000	217,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-25

B-12

PACIFIC LIFE FUNDS

PL STRATEGIC INCOME FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
American Airlines Pass-Through Trust ‘B’ 5.625% due 01/15/21 ~	$200,000	$202,500
BC Mountain LLC 7.000% due 02/01/21 ~	100,000	106,250
Bombardier Inc (Canada)
5.750% due 03/15/22 ~	100,000	103,125
6.125% due 01/15/23 ~	100,000	104,250
Delta Air Lines Pass-Through Trust ‘A’ 4.750% due 05/07/21	350,000	378,875
HD Supply Inc
8.125% due 04/15/19	100,000	113,500
11.500% due 07/15/20	300,000	356,250
International Lease Finance Corp
3.875% due 04/15/18	150,000	150,094
6.750% due 09/01/16 ~	200,000	227,000
Nortek Inc 8.500% due 04/15/21 ~	100,000	111,250
Owens Corning
4.200% due 12/15/22	450,000	461,453
6.500% due 12/01/16	31,000	34,933
Penske Truck Leasing Co LP 2.875% due 07/17/18 ~	250,000	255,360
United Rentals North America Inc
7.625% due 04/15/22	100,000	112,250
8.250% due 02/01/21	100,000	113,750
8.375% due 09/15/20	100,000	112,000
US Airways Pass Through Trust ‘A’ 4.625% due 12/03/26	250,000	262,344
US Airways Pass-Through Trust ‘B’ 6.750% due 12/03/22	100,000	106,500

		4,062,559

Information Technology - 2.0%

Advanced Micro Devices Inc 7.500% due 08/15/22 ~	100,000	91,250
Arrow Electronics Inc 3.000% due 03/01/18	300,000	303,140
Equinix Inc
4.875% due 04/01/20	150,000	151,875
5.375% due 04/01/23	150,000	152,625
NeuStar Inc 4.500% due 01/15/23 ~	150,000	144,000
NXP BV (Netherlands) 5.750% due 02/15/21 ~	200,000	208,500

		1,051,390

Materials - 18.6%

AK Steel Corp 8.375% due 04/01/22	150,000	133,125
Alphabet Holding Co Inc 7.750% due 11/01/17 ~	200,000	209,000
APERAM (Luxembourg) 7.375% due 04/01/16 ~	150,000	151,875
ArcelorMittal (Luxembourg)
6.000% due 03/01/21	300,000	316,084
7.250% due 03/01/41	100,000	99,927
Ardagh Packaging Finance PLC (Ireland)
7.000% due 11/15/20 ~	200,000	206,000
9.125% due 10/15/20 ~	100,000	110,750
9.125% due 10/15/20 ~	150,000	166,875
Ashland Inc
4.750% due 08/15/22 ~	100,000	102,000
6.875% due 05/15/43 ~	100,000	108,500
BOE Merger Corp 9.500% due 11/01/17 ~	200,000	216,250
Building Materials Corp of America
6.875% due 08/15/18 ~	100,000	107,750
7.000% due 02/15/20 ~	50,000	54,500
Celanese US Holdings LLC 4.625% due 11/15/22	250,000	251,875

	Principal Amount	Value
Celulosa Arauco y Constitucion SA (Chile) 4.750% due 01/11/22	$250,000	$261,424
Cliffs Natural Resources Inc 3.950% due 01/15/18	250,000	251,388
Domtar Corp 4.400% due 04/01/22	250,000	250,092
Eldorado Gold Corp (Canada) 6.125% due 12/15/20 ~	350,000	364,875
FMG Resources Property Ltd (Australia)
6.875% due 02/01/18 ~	250,000	263,750
6.875% due 04/01/22 ~	100,000	105,125
Freeport-McMoran Copper & Gold Inc
3.875% due 03/15/23 ~	500,000	502,817
5.450% due 03/15/43 ~	250,000	248,377
Goldcorp Inc (Canada) 3.700% due 03/15/23	500,000	503,522
Graphic Packaging International Inc
4.750% due 04/15/21	100,000	101,625
7.875% due 10/01/18	250,000	276,875
Hexion U.S. Finance Corp
6.625% due 04/15/20	150,000	151,125
6.625% due 04/15/20 ~	100,000	100,750
Ineos Finance PLC (United Kingdom) 7.500% due 05/01/20 ~	100,000	109,375
Longview Fibre Paper & Packaging Inc 8.000% due 06/01/16 ~	100,000	105,000
Louisiana-Pacific Corp 7.500% due 06/01/20	250,000	285,000
LyondellBasell Industries NV (Netherlands) 5.000% due 04/15/19	200,000	227,000
New Gold Inc (Canada) 6.250% due 11/15/22 ~	200,000	210,500
Rock-Tenn Co 4.900% due 03/01/22	350,000	379,550
RPM International Inc 3.450% due 11/15/22	250,000	248,473
Samarco Mineracao SA (Brazil) 4.125% due 11/01/22 ~	250,000	243,875
Sappi Papier Holding GmbH (Austria) 8.375% due 06/15/19 ~	350,000	389,813
Sealed Air Corp 8.375% due 09/15/21 ~	100,000	115,000
Southern Copper Corp
3.500% due 11/08/22	200,000	200,188
5.250% due 11/08/42	250,000	238,347
Taminco Acquisition Corp 9.125% due 12/15/17 ~	150,000	152,250
TPC Group Inc 8.750% due 12/15/20 ~	350,000	366,187
Tronox Finance LLC 6.375% due 08/15/20 ~	250,000	243,437
Vale Overseas Ltd (Cayman) 4.375% due 01/11/22	250,000	257,929
Xstrata Finance Canada Ltd (Canada) 4.000% due 10/25/22 ~	400,000	403,955

		9,792,135

Telecommunication Services - 5.0%

CC Holdings GS V LLC 3.849% due 04/15/23 ~	350,000	353,605
CenturyLink Inc
5.625% due 04/01/20	100,000	102,450
6.000% due 04/01/17	200,000	216,770
Cricket Communications Inc 7.750% due 10/15/20	200,000	200,500
Digicel Ltd (Bermuda) 6.000% due 04/15/21 ~	300,000	299,250
Frontier Communications Corp 7.125% due 01/15/23	100,000	101,625

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-25

B-13

PACIFIC LIFE FUNDS

PL STRATEGIC INCOME FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
Intelsat Luxembourg SA (Luxembourg) 7.750% due 06/01/21 ~	$500,000	$510,000
MetroPCS Wireless Inc
6.250% due 04/01/21 ~	100,000	102,125
7.875% due 09/01/18	100,000	109,750
SES (Luxembourg) 3.600% due 04/04/23 ~	300,000	302,508
Sprint Nextel Corp
6.000% due 11/15/22	100,000	103,250
7.000% due 03/01/20 ~	100,000	116,750
Telesat LLC (Canada) 6.000% due 05/15/17 ~	100,000	105,000

		2,623,583

Utilities - 1.3%

Calpine Corp 7.875% due 01/15/23 ~	250,000	278,750
NRG Energy Inc 7.625% due 01/15/18	250,000	285,625
Puget Energy Inc 5.625% due 07/15/22	100,000	110,619

		674,994

Total Corporate Bonds & Notes (Cost $43,332,937)		44,582,804

SENIOR LOAN NOTES - 12.2%

Consumer Discretionary - 1.1%

ARAMARK Corp Term D 4.000% due 08/22/19 §	350,000	354,218
Renfro Corp Term B 5.750% due 01/30/19 §	250,000	253,750

		607,968

Consumer Staples - 1.9%

Albertson’s LLC Term B due 02/20/16 µ	350,000	356,406
Reddy Ice Corp (1st Lien) due 03/28/19 µ	350,000	346,500
SUPERVALU Inc due 12/31/20 µ	300,000	305,652

		1,008,558

Energy - 0.7%

SES International Holdings Ltd 5.500% due 02/15/19 §	350,000	352,888

Financials - 2.7%

Clipper Acquisitions Corp (Initial) 4.000% due 02/06/20 §	299,250	302,243
Ocwen Loan Servicing LLC (Initial) 5.000% due 02/15/18 §	350,000	356,125
Realogy Corp Term B 4.500% due 02/12/20 §	400,000	406,125
Stockbridge/SBE Holdings LLC Tranche B 13.000% due 05/02/17 §	350,000	380,625

		1,445,118

Health Care - 2.1%

American Renal Holdings Co Inc Term B (1st Lien) 4.500% due 08/20/19 §	400,000	401,750
Iasis Healthcare LLC Term B-2 4.500% due 05/03/18 §	349,125	354,471
Pharmaceutical Product Development Inc 4.250% due 12/05/18 §	349,125	354,035

		1,110,256

	Principal Amount	Value
Industrials - 2.2%

Apex Tool Group LLC 4.500% due 01/31/20 §	$250,000	$253,906
Bombardier Recreational Products Inc Term B 5.000% due 01/30/19 §	350,000	353,901
Continental Airlines Inc Term B due 03/31/19 µ	300,000	303,656
Sequa Corp (Initial) 5.250% due 06/19/17 §	249,375	253,635

		1,165,098

Information Technology - 0.5%

SunGard Data Systems Inc Tranche D 4.500% due 01/31/20 §	249,375	252,802

Materials - 0.5%

Tronox Pigments BV Term B (Netherlands) due 03/13/20 µ	250,000	253,705

Telecommunication Services - 0.5%

Windstream Corp Tranche B-4 3.500% due 01/23/20 §	249,375	252,180

Total Senior Loan Notes (Cost $6,322,866)		6,448,573

	Shares
SHORT-TERM INVESTMENT - 4.4%
Money Market Fund - 4.4%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio	2,312,395	2,312,395

Total Short-Term Investment (Cost $2,312,395)		2,312,395

TOTAL INVESTMENTS - 102.8% (Cost $52,646,388)		54,078,993

OTHER ASSETS & LIABILITIES, NET - (2.8%)		(1,493,982)

NET ASSETS - 100.0%		$52,585,011

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Materials	19.6%
Consumer Discretionary	18.3%
Financials	16.9%
Energy	15.7%
Industrials	10.1%
Telecommunication Services	5.5%
Health Care	4.5%
Short-Term Investment	4.4%
Consumer Staples	3.8%
Others (each less than 3.0%)	4.0%

	102.8%
Other Assets & Liabilities, Net	(2.8%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-25

B-14

PACIFIC LIFE FUNDS

PL STRATEGIC INCOME FUND

Schedule of Investments (Continued)

March 31, 2013

(b)	As of March 31, 2013, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

A	3.2%
BBB	26.6%
BB	25.3%
B	29.7%
CCC	13.1%
Not Rated	2.1%

100.0%

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$735,221	$735,221	$—	$—
	Corporate Bonds & Notes	44,582,804	—	43,632,585	950,219
	Senior Loan Notes	6,448,573	—	6,448,573	—
	Short-Term Investment	2,312,395	2,312,395	—	—

	Total	$54,078,993	$3,047,616	$50,081,158	$950,219

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended March 31, 2013:

Corporate Bonds & Notes
Value, Beginning of Year	$—
Purchases	918,438
Sales	—
Accrued Discounts (Premiums)	(522)
Net Realized Gains (Losses)	—
Change in Net Unrealized Appreciation	32,303
Transfers In	—
Transfers Out	—

Value, End of Year	$950,219

Change in Net Unrealized Appreciation on Level 3 Investments Held at the End of Year, if Applicable	$32,303

The significant unobservable inputs were provided by a vendor-priced single broker quote.

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-25

B-15

PACIFIC LIFE FUNDS

PL FLOATING RATE INCOME FUND

Schedule of Investments

March 31, 2013

	Principal Amount	Value
CORPORATE BONDS & NOTES - 9.2%

Consumer Discretionary - 2.6%

Cedar Fair LP 5.250% due 03/15/21 ~	$1,250,000	$1,246,875
Clear Channel Communications Inc 9.000% due 12/15/19 ~	226,000	218,373
9.000% due 03/01/21	1,500,000	1,408,125
Lynx I Corp 5.375% due 04/15/21 ~	3,000,000	3,135,000
NPC International Inc 10.500% due 01/15/20	150,000	175,500

		6,183,873

Consumer Staples - 1.4%

Reynolds Group Issuer Inc 5.750% due 10/15/20	2,750,000	2,808,438
9.875% due 08/15/19	500,000	549,375

		3,357,813

Financials - 1.1%

First Data Corp 6.750% due 11/01/20 ~	1,500,000	1,571,250
Nuveen Investments Inc 5.500% due 09/15/15	1,000,000	987,500

		2,558,750

Health Care - 1.4%

CHS/Community Health Systems Inc 5.125% due 08/15/18	3,000,000	3,150,000

Industrials - 0.3%

Ceridian Corp 8.875% due 07/15/19 ~	500,000	584,375

Materials - 0.2%

Hexion U.S. Finance Corp 6.625% due 04/15/20 ~	500,000	503,750

Telecommunication Services - 2.2%

Intelsat Jackson Holdings SA (Luxemburg) 7.250% due 10/15/20	1,500,000	1,653,750
Intelsat Luxembourg SA (Luxembourg) 7.750% due 06/01/21 ~	3,000,000	3,060,000
11.500% due 02/04/17	500,000	531,250

		5,245,000

Total Corporate Bonds & Notes (Cost $21,235,885)		21,583,561

SENIOR LOAN NOTES - 88.7%

Consumer Discretionary - 19.2%

99 Cents Only Stores Tranche B-1 5.250% due 01/11/19 §	493,763	501,015
Acosta Inc Term D 5.000% due 03/02/18 §	997,500	1,011,216
Advantage Sales & Marketing Inc (1st Lien) due 12/18/17 µ	2,000,000	2,030,834
(2nd Lien) 8.250% due 06/17/18 §	1,000,000	1,017,500
Alliance Laundry Systems LLC (Initial 1st Lien) 4.500% due 12/10/18 §	1,492,405	1,502,665

	Principal Amount	Value
ARAMARK Corp Term D 4.000% due 08/22/19 §	$1,400,000	$1,416,870
Caesars Entertainment Operating Co Inc Term B-6 due 01/28/18 µ	1,500,000	1,393,500
5.454% due 01/28/18 §	356,580	331,263
Capital Automotive LP Tranche B 5.250% due 03/11/17 §	923,296	929,788
Cedar Fair LP (Facility) 3.250% due 03/06/20 §	1,000,000	1,014,063
Clear Channel Communications Inc Term B 3.854% due 01/29/16 §	758,266	673,909
due 01/29/16 µ	1,500,000	1,333,125
ClubCorp Club Operations Inc Term B 5.000% due 11/30/16 §	711,500	724,396
David’s Bridal Inc (Initial) 5.000% due 10/11/19 §	997,500	1,011,677
Focus Brands Inc (1st Lien) 6.262% due 02/21/18 §	918,386	934,458
Getty Images Inc (Initial)
4.750% due 10/18/19 §	2,493,750	2,534,496
Jacobs Entertainment Inc Tranche B (1st Lien) 6.250% due 10/29/18 §	995,000	1,004,950
Lord & Taylor Holdings LLC 5.750% due 01/11/19 §	719,410	728,103
Michaels Stores Inc Term B 3.750% due 01/28/20 §	2,000,000	2,024,158
NEP/NCP Holdco Inc (1st Lien) 4.750% due 01/22/20 §	1,496,250	1,513,083
NPC International Inc 4.500% due 12/28/18 §	1,000,000	1,016,875
OSI Restaurant Group 4.750% due 10/28/19 §	975,000	990,028
Party City Holdings Inc 4.250% due 07/27/19 §	746,255	752,784
Penninsula Gaming LLC Term B 5.750% due 11/20/17 §	997,500	1,016,827
Petco Animal Supplies Inc 4.000% due 11/24/17 §	992,411	1,006,235
Renfro Corp Term B 5.750% due 01/30/19 §	500,000	507,500
Savers Inc 5.000% due 07/09/19 §	992,513	1,008,641
Serta Simmons Holdings LLC 5.003% due 10/01/19 §	1,000,000	1,015,208
Seven Seas Cruise S DE RL Term B-1 4.750% due 12/21/18 §	1,987,500	2,017,312
STG-Fairway Acquisitions Inc (1st Lien) 6.250% due 02/28/19 §	2,000,000	2,001,250
The Goodyear Tire & Rubber Co (2nd Lien) 4.750% due 04/30/19 §	1,000,000	1,012,492
The Neiman Marcus Group Inc 4.000% due 05/16/18 §	2,000,000	2,009,500
The ServiceMaster Co Tranche C due 01/31/17 µ	1,000,000	1,010,625
4.250% due 01/31/17 §	2,992,500	3,024,295
Wendy’s International Inc 4.750% due 05/15/19 §	995,000	1,007,078
WideOpenWest Finance LLC due 07/17/18 µ	1,500,000	1,513,125
6.250% due 07/17/18 §	496,250	503,197

		45,044,041

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-25

B-16

PACIFIC LIFE FUNDS

PL FLOATING RATE INCOME FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
Consumer Staples - 7.6%

Albertsons Inc Term B due 02/20/16 µ	$1,983,333	$2,019,636
BJ’s Wholesale Club Inc (1st Lien) 4.250% due 09/26/19 §	498,750	504,049
(Initial 2nd Lien) 9.750% due 03/26/20 §	500,000	520,313
Crossmark Holdings Inc (2nd Lien) 8.750% due 12/21/20 §	1,000,000	1,006,250
Del Monte Foods Co (Initial) 4.000% due 03/08/18 §	717,272	724,370
Term B 4.000% due 02/15/18 §	997,500	1,007,371
H.J. Heinz Co Term B-2 due 03/27/20 µ	1,500,000	1,514,813
Pinnacle Foods Finance LLC Tranche E 4.750% due 10/17/18 §	990,000	1,000,431
Reddy Ice Corp (1st Lien) due 03/28/19 µ	1,075,000	1,064,250
Reynolds Group Holdings Inc 4.750% due 09/28/18 §	746,250	757,977
Rite Aid Corp Tranche 1 (2nd Lien) due 08/21/20 µ	361,930	375,804
5.750% due 08/21/20 §	1,000,000	1,038,333
Smart & Final Inc (1st Lien) 5.750% due 11/15/19 §	997,500	1,011,839
Spectrum Brands Inc Term B 4.500% due 12/17/19 §	997,500	1,011,319
Sprouts Farmers Markets Holdings LLC (Initial) 6.000% due 04/18/18 §	492,462	497,079
Term-1 6.000% due 04/18/18 §	496,250	499,972
SUPERVALU Inc due 12/31/20 µ	1,700,000	1,732,026
U.S. Foods Inc 5.750% due 03/31/17 §	1,476,203	1,493,732

		17,779,564

Energy - 5.5%

American Petroleum Tankers Term B due 09/15/19 µ	1,000,000	995,000
Chesapeake Energy Corp 5.750% due 12/02/17 §	1,000,000	1,032,679
EMG Utica Term B due 03/07/20 µ	1,000,000	1,007,500
EP Energy LLC Tranche B-1 5.000% due 05/24/18 §	1,250,000	1,266,182
Tranche B-2 4.500% due 04/30/19 §	500,000	507,125
Offshore Group Investment Ltd (Cayman) due 03/28/19 µ	1,000,000	1,007,500
Plains Exploration & Production Co 4.000% due 11/30/19 §	1,000,000	1,003,750
Samson Investment Co (Initial 2nd Lien) 6.000% due 09/25/18 §	3,000,000	3,043,500
SES International Holdings Ltd 5.500% due 02/15/19 §	2,000,000	2,016,500
Tervita Corp 6.250% due 05/15/18 §	1,000,000	1,013,281

		12,893,017

	Principal Amount	Value
Financials - 8.5%

Amwins Group LLC (1st Lien) 5.000% due 09/06/19 §	$1,740,638	$1,763,121
CNO Financial Group Inc Tranche B-2 5.000% due 09/28/18 §	955,766	971,894
Compass Investors Inc (Initial) 5.250% due 12/27/19 §	1,496,250	1,511,836
Duff & Phelps LLC Term B due 07/31/20 µ	2,000,000	2,023,750
First Data Corp
4.204% due 03/23/18 §	1,000,000	998,625
Term B 5.204% due 09/24/18 §	1,000,000	1,009,271
Nuveen Investments Inc Tranche A (1st Lien) 5.204% due 05/13/17 §	1,000,000	1,019,375
(2nd Lien) 8.250% due 02/28/19 §	1,000,000	1,032,500
Ocwen Loan Servicing LLC (Initial) 5.000% due 02/15/18 §	1,650,000	1,678,875
Realogy Corp (Synthetic Letter of Credit) 0.054% due 10/10/13 §	58,315	58,461
(Extended Synthetic Commitment) 0.054% due 10/10/16 §	45,324	45,437
Term B 4.500% due 02/12/20 §	2,000,000	2,030,626
Term B-1 4.500% due 03/05/20 §	1,000,000	1,015,313
ROC Finance LLC Term B due 03/28/19 µ	2,000,000	2,012,500
Stockbridge/SBE Holdings LLC Tranche B due 05/02/17 µ	1,250,000	1,359,375
13.000% due 05/02/17 §	1,250,000	1,359,375

		19,890,334

Health Care - 11.0%

American Renal Holdings Co Inc (Initial 2nd Lien) 8.500% due 12/31/21 §	1,000,000	1,004,375
Term B (1st Lien)
4.500% due 08/20/19 §	1,000,000	1,007,500
Ardent Medical Services Inc (1st Lien) 6.750% due 03/21/18 §	997,500	1,016,203
Bausch & Lomb Inc 5.250% due 05/17/19 §	1,488,750	1,504,829
Capsugel Holdings US Inc (Initial) 4.750% due 08/01/18 §	1,367,877	1,392,385
DaVita Inc Tranche B-2 4.000% due 11/01/19 §	1,246,875	1,261,390
DJO Finance LLC Tranche B 4.750% due 09/15/17 §	1,239,385	1,259,835
Hologic Inc Tranche B 4.500% due 08/01/19 §	995,000	1,010,028
Iasis Healthcare LLC Term B-2 4.500% due 05/03/18 §	2,910,474	2,955,042
Par Pharmaceutical Cos Inc Term B-1 4.250% due 09/30/19 §	2,990,006	3,027,058
Pharmaceutical Product Development Inc 4.250% due 12/05/18 §	2,992,500	3,034,583
Quintiles Transnational Corp Term B-2 4.500% due 06/08/18 §	736,308	747,660
RCHP Inc (1st Lien) 7.000% due 11/04/18 §	1,995,000	2,027,419
U.S. Renal Care Inc (Initial 1st Lien) 6.250% due 07/03/19 §	992,500	1,009,869

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-25

B-17

PACIFIC LIFE FUNDS

PL FLOATING RATE INCOME FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
United Surgical Partners International Inc Term B due 02/04/19 µ	$1,500,000	$1,505,000
Vanguard Health Holding Co II LLC Term B 3.750% due 01/29/16 §	2,000,000	2,027,500

		25,790,676

Industrials - 18.4%

Advanced Disposal Term B 4.250% due 10/09/19 §	2,992,500	3,029,532
Air Medical Group Holdings Inc Term B-1 6.500% due 06/30/18 §	1,496,250	1,533,656
AlixPartners LLP Term B-2 4.500% due 06/30/19 §	1,740,638	1,760,946
Apex Tool Group LLC 4.500% due 01/31/20 §	1,250,000	1,269,531
AWAS Finance Luxembourg SARL 3.500% due 06/10/16 §	825,352	837,732
Beechcraft Holdings LLC 5.750% due 02/14/20 §	1,500,000	1,509,375
Bombardier Recreational Products Inc Term B 5.000% due 01/30/19 §	2,000,000	2,022,292
Camp Systems (1st Lien) 5.250% due 05/31/19 §	995,000	1,007,437
Ceridian Corp (Extended) 5.953% due 05/09/17 §	997,811	1,018,079
Continental Airlines Inc Term B due 03/31/19 µ	1,700,000	1,720,720
Delos Aircraft Inc 4.750% due 04/12/16 §	1,000,000	1,007,500
Generac Power Systems Inc 6.250% due 05/30/18 §	679,583	697,422
Hamilton Sundstrand due 12/31/19 µ	1,000,000	1,007,946
4.000% due 12/13/19 §	1,995,000	2,010,852
HD Supply Inc Term B 4.500% due 10/12/17 §	746,250	765,373
HII Holding Corp (1st Lien) 5.250% due 12/20/19 §	997,500	1,013,917
Husky Injection Molding Systems Ltd due 06/30/18 µ	2,000,000	2,026,876
due 07/02/18 µ	1,000,000	1,013,438
ISS A/S Term B due 03/24/18 µ	1,500,000	1,506,563
LM US Member LLC (Initial 1st Lien) 5.750% due 10/25/19 §	1,379,355	1,401,770
(Canadian) 5.750% due 10/25/19 §	116,895	118,794
McJunkin Red Man Corp 6.250% due 11/08/19 §	995,000	1,007,438
Navistar Inc Tranche B 7.000% due 08/17/17 §	997,500	1,010,678
Osmose Holdings Inc (Initial) 6.750% due 11/26/18 §	1,246,875	1,262,461
Protection One Alarm Monitoring Inc due 03/30/19 µ	1,000,000	1,007,500
Rexnord LLC Term B 4.500% due 04/01/18 §	1,492,500	1,510,528
Roofing Supply Group LLC (Initial) 5.000% due 05/31/19 §	995,000	1,010,236
Sequa Corp (Initial) 5.250% due 06/19/17 §	997,500	1,014,540
SRS Distribution Inc 4.750% due 09/01/19 §	2,000,000	2,016,666
Terex Corp 4.500% due 04/28/17 §	995,000	1,010,174

	Principal Amount	Value
Tomkins PLC (Initial 1st Lien) 5.000% due 11/09/18 §	$498,750	$506,855
(Initial 2nd Lien) 9.250% due 05/11/20 §	1,000,000	1,030,000
W3 Co Term B (1st Lien) 5.750% due 03/03/20 §	1,000,000	1,012,500
(2nd Lien) 9.250% due 09/13/20 §	498,750	512,466
WESCO Distribution Inc Tranche B -1 4.500% due 12/12/19 §	997,500	1,008,597

		43,200,390

Information Technology - 5.5%

Eze Software Term B (1st Lien) due 03/31/19 µ	1,000,000	1,013,750
Freescale Semiconductor Inc Term B-3
4.250% due 12/01/16 §	1,000,000	1,010,000
Term B-4 5.000% due 03/01/20 §	1,000,000	1,007,813
Infor (US) Inc Tranche B-2 5.250% due 04/05/18 §	995,000	1,013,449
Kronos Inc (1st Lien) 4.500% due 10/30/19 §	1,995,000	2,020,562
MoneyGram Payment Systems Worldwide Inc Term B due 03/27/20 µ	1,000,000	1,009,063
NXP BV Tranche C due 01/10/20 µ	2,500,000	2,560,418
4.750% due 01/10/20 §	997,500	1,021,607
SSI Investments II Ltd 5.000% due 05/26/17 §	740,585	751,694
SunGard Data Systems Inc Tranche D 4.500% due 01/31/20 §	448,875	455,044
Tranche E 4.000% due 03/08/20 §	1,000,000	1,013,750

		12,877,150

Materials - 7.3%

Al Chem & Cy SCA Tranche B-1 (Luxembourg) due 09/12/19 µ	2,000,000	2,007,500
Berlin Packaging LLC due 03/29/19 µ	1,500,000	1,492,500
Berry Plastics Corp Term D 3.500% due 02/10/20 §	2,000,000	1,999,108
Custom Building Products Inc
6.000% due 12/14/19 §	1,496,625	1,522,816
Dupont Performance Coatings (Initial Term B) 4.750% due 02/01/20 §	1,000,000	1,014,432
FMG Resources Property Ltd 5.250% due 10/18/17 §	1,990,000	2,015,942
FPC Holdings Inc (Initial 1st Lien) 5.250% due 11/19/19 §	997,500	1,011,839
Metals USA Inc Term B 6.250% due 12/14/19 §	997,500	1,003,734
Taminco Global Chemical Corp Tranche B-2 4.250% due 02/15/19 §	990,019	1,001,775
Tronox Inc Term B (Netherlands) due 07/31/20 µ	2,000,000	2,029,642
UCI International Inc 5.500% due 07/26/17 §	987,558	996,816
Univar Inc Term B 5.000% due 06/30/17 §	994,915	1,006,019

		17,102,123

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-25

B-18

PACIFIC LIFE FUNDS

PL FLOATING RATE INCOME FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
Telecommunication Services - 5.4%

Avaya Inc Term B-5 due 03/31/18 µ	$2,000,000	$2,016,712
Cricket Communications Inc due 10/10/19 µ	1,000,000	1,007,813
4.750% due 10/10/19 §	498,750	502,647
Term C due 07/30/20 µ	2,000,000	2,015,312
Integra Telecom Holdings Inc (Initial) 6.000% due 02/22/19 §	1,000,000	1,015,375
Level 3 Financing Inc Tranche B 5.250% due 08/01/19 §	500,000	506,938
Tranche B-II 4.750% due 08/01/19 §	2,500,000	2,531,510
WaveDivision Holdings LLC (Initial) due 10/12/19 µ	1,500,000	1,524,338
4.000% due 10/12/19 §	1,496,250	1,520,527

		12,641,172

Utilities - 0.3%

Texas Competitive Electric Holdings Co LLC 3.733% due 10/10/14 §	1,000,000	737,813

Total Senior Loan Notes (Cost $205,016,935)		207,956,280

	Shares

SHORT-TERM INVESTMENT - 14.7%

Money Market Fund - 14.7%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	34,474,786	34,474,786

Total Short-Term Investment (Cost $34,474,786)		34,474,786

TOTAL INVESTMENTS - 112.6% (Cost $260,727,606)		264,014,627

OTHER ASSETS & LIABILITIES, NET - (12.6%)		(29,574,427)

NET ASSETS - 100.0%		$234,440,200

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	21.8%
Industrials	18.7%
Short-Term Investment	14.7%
Health Care	12.4%
Financials	9.6%
Consumer Staples	9.0%
Telecommunication Services	7.6%
Materials	7.5%
Energy	5.5%
Information Technology	5.5%
Others (each less than 3.0%)	0.3%

	112.6%
Other Assets & Liabilities, Net	(12.6%	)

	100.0%

(b)	As of March 31, 2013, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

BBB	2.1%
BB	21.9%
B	68.5%
CCC	6.4%
Not Rated	1.1%

100.0%

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$21,583,561	$—	$21,583,561	$—
	Senior Loan Notes	207,956,280	—	207,956,280	—
	Short-Term Investment	34,474,786	34,474,786	—	—

	Total	$264,014,627	$34,474,786	$229,539,841	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-25

B-19

PACIFIC LIFE FUNDS

PL HIGH INCOME FUND

Schedule of Investments

March 31, 2013

	Shares	Value
EXCHANGE-TRADED FUND - 3.4%

PowerShares Senior Loan Portfolio	20,000	$502,000

Total Exchange-Traded Fund (Cost $499,398)		502,000

	Principal Amount
CORPORATE BONDS & NOTES - 92.4%

Consumer Discretionary - 19.1%

99 Cents Only Stores 11.000% due 12/15/19	$50,000	57,625
Beazer Homes USA Inc
7.250% due 02/01/23 ~	50,000	51,250
9.125% due 06/15/18	75,000	81,000
Boyd Gaming Corp 9.000% due 07/01/20 ~	50,000	52,250
Burlington Holdings LLC 9.000% due 02/15/18 ~	50,000	51,000
Cablevision Systems Corp 8.625% due 09/15/17	100,000	117,000
Caesars Entertainment Operating Co Inc 11.250% due 06/01/17	50,000	53,437
Caesars Operating Escrow LLC 9.000% due 02/15/20 ~	50,000	50,562
CCO Holdings LLC 5.750% due 09/01/23 ~	150,000	151,125
Cedar Fair LP
5.250% due 03/15/21 ~	50,000	49,875
9.125% due 08/01/18	50,000	56,250
Cequel Communications Holdings I LLC 6.375% due 09/15/20 ~	100,000	104,250
CityCenter Holdings LLC 7.625% due 01/15/16	50,000	53,937
CKE Restaurants Inc 11.375% due 07/15/18	50,000	58,250
Clear Channel Communications Inc 5.500% due 12/15/16	100,000	66,750
Clear Channel Worldwide Holdings Inc 6.500% due 11/15/22 ~	73,000	77,380
Coinstar Inc 6.000% due 03/15/19 ~	50,000	51,250
Dana Holding Corp 6.500% due 02/15/19	50,000	53,875
DISH DBS Corp
4.625% due 07/15/17	50,000	52,125
6.750% due 06/01/21	100,000	111,625
Griffey Intermediate Inc 7.000% due 10/15/20 ~	100,000	102,500
Jo-Ann Stores Holdings Inc 9.750% due 10/15/19 ~	50,000	52,750
Jo-Ann Stores Inc 8.125% due 03/15/19 ~	75,000	78,750
L Brands Inc 5.625% due 02/15/22	75,000	79,875
Landry’s Holdings II Inc 10.250% due 01/01/18 ~	50,000	52,625
Lennar Corp 4.750% due 11/15/22 ~	50,000	49,125
MGM Resorts International
6.625% due 12/15/21	150,000	157,500
6.750% due 10/01/20 ~	50,000	53,125
NCL Corp Ltd (Bermuda) 5.000% due 02/15/18 ~	50,000	51,188
NPC International Inc 10.500% due 01/15/20	50,000	58,500
Petco Holdings Inc 8.500% due 10/15/17 ~	75,000	77,719
PVH Corp 4.500% due 12/15/22	50,000	49,625

	Principal Amount	Value
Seven Seas Cruises S de RL LLC (Panama) 9.125% due 05/15/19	$50,000	$54,375
Sinclair Television Group Inc
5.375% due 04/01/21 ~	50,000	49,875
6.125% due 10/01/22 ~	50,000	52,625
Six Flags Entertainment Corp 5.250% due 01/15/21 ~	75,000	75,281
Standard Pacific Corp 8.375% due 05/15/18	100,000	118,250
The Goodyear Tire & Rubber Co 6.500% due 03/01/21	50,000	51,813
The Ryland Group Inc 5.375% due 10/01/22	50,000	51,250
The ServiceMaster Co 8.000% due 02/15/20	50,000	53,875
Wolverine World Wide Inc 6.125% due 10/15/20 ~	50,000	53,312

		2,824,754

Consumer Staples - 4.7%
Del Monte Corp 7.625% due 02/15/19	50,000	52,125
Hawk Acquisition Sub Inc 4.250% due 10/15/20 ~	50,000	50,125
JBS USA LLC 8.250% due 02/01/20 ~	50,000	54,875
Reynolds Group Issuer Inc
5.750% due 10/15/20	50,000	51,062
9.000% due 04/15/19	125,000	132,812
9.875% due 08/15/19	75,000	82,406
Rite Aid Corp 9.250% due 03/15/20	50,000	56,687
Spectrum Brands Escrow Corp 6.375% due 11/15/20 ~	50,000	53,812
Spectrum Brands Inc 6.750% due 03/15/20	50,000	54,187
U.S. Foods Inc 8.500% due 06/30/19 ~	100,000	106,625

		694,716

Energy - 18.2%
Access Midstream Partners LP 4.875% due 05/15/23	100,000	98,875
Alpha Natural Resources Inc 9.750% due 04/15/18	100,000	107,750
Antero Resources Finance Corp 6.000% due 12/01/20 ~	75,000	78,750
Arch Coal Inc 7.250% due 06/15/21	50,000	45,125
Atlas Pipeline Partners LP
5.875% due 08/01/23 ~	50,000	50,000
6.625% due 10/01/20 ~	50,000	52,375
Basic Energy Services Inc 7.750% due 02/15/19	50,000	51,375
Berry Petroleum Co 6.750% due 11/01/20	50,000	54,250
Chaparral Energy Inc 8.250% due 09/01/21	50,000	56,875
Chesapeake Energy Corp
5.375% due 06/15/21	50,000	50,313
9.500% due 02/15/15	50,000	56,750
Cimarex Energy Co 5.875% due 05/01/22	50,000	53,875
Concho Resources Inc 5.500% due 10/01/22	100,000	104,500
CONSOL Energy Inc 8.250% due 04/01/20	50,000	55,625
Crosstex Energy LP 8.875% due 02/15/18	50,000	54,375
Denbury Resources Inc 4.625% due 07/15/23	50,000	48,313

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-25

B-20

PACIFIC LIFE FUNDS

PL HIGH INCOME FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
EP Energy LLC 6.875% due 05/01/19	$50,000	$55,000
EPE Holdings LLC 8.125% due 12/15/17 ~	50,000	52,625
EV Energy Partners LP 8.000% due 04/15/19	50,000	53,000
Exterran Partners LP 6.000% due 04/01/21 ~	50,000	49,938
Genesis Energy LP 5.750% due 02/15/21 ~	50,000	51,719
Halcon Resources Corp 8.875% due 05/15/21 ~	100,000	108,250
Hornbeck Offshore Services Inc 5.000% due 03/01/21 ~	50,000	49,750
Kodiak Oil & Gas Corp (Canada) 5.500% due 01/15/21 ~	50,000	52,438
Linn Energy LLC 7.750% due 02/01/21	100,000	107,750
MarkWest Energy Partners LP 4.500% due 07/15/23	50,000	49,000
MEG Energy Corp (Canada)
6.375% due 01/30/23 ~	50,000	52,250
6.500% due 03/15/21 ~	50,000	53,500
Newfield Exploration Co 5.625% due 07/01/24	50,000	51,750
Northern Tier Energy LLC 7.125% due 11/15/20 ~	50,000	53,250
Oasis Petroleum Inc 6.500% due 11/01/21	50,000	54,750
Peabody Energy Corp 6.000% due 11/15/18	50,000	53,312
Plains Exploration & Production Co 6.500% due 11/15/20	50,000	55,500
QEP Resources Inc 5.250% due 05/01/23	50,000	51,500
Regency Energy Partners LP
5.500% due 04/15/23	50,000	53,750
6.500% due 07/15/21	50,000	55,250
Sabine Pass Liquefaction LLC
5.625% due 02/01/21 ~	100,000	103,875
Sabine Pass LNG LP
7.500% due 11/30/16	50,000	55,500
Samson Investment Co 9.750% due 02/15/20 ~	75,000	80,062
SandRidge Energy Inc 7.500% due 03/15/21	50,000	52,250
SESI LLC 6.375% due 05/01/19	100,000	108,000
Tervita Corp (Canada) 8.000% due 11/15/18 ~	50,000	51,781
Venoco Inc 11.500% due 10/01/17	50,000	53,750

		2,688,626

Financials - 6.3%
Ally Financial Inc 5.500% due 02/15/17	100,000	108,685
CBRE Services Inc 5.000% due 03/15/23	50,000	50,813
CIT Group Inc 5.375% due 05/15/20	75,000	82,687
Corrections Corp of America REIT 4.125% due 04/01/20 ~	50,000	51,187
E*TRADE Financial Corp 6.000% due 11/15/17	50,000	52,562
First Data Corp
6.750% due 11/01/20 ~	75,000	78,563
10.625% due 06/15/21 ~	50,000	50,813
12.625% due 01/15/21	75,000	81,656
HBOS PLC (United Kingdom) 6.000% due 11/01/33 ~	50,000	48,174

	Principal Amount	Value
Igloo Holdings Corp 8.250% due 12/15/17 ~	$50,000	$51,875
Liberty Mutual Group Inc 7.800% due 03/15/87 ~	75,000	87,750
Neuberger Berman Group LLC 5.875% due 03/15/22 ~	50,000	53,125
Nuveen Investments Inc 9.500% due 10/15/20 ~	75,000	78,750
RBS Capital Trust II 6.425% due 12/29/49 §	50,000	44,375
RHP Hotel Properties LP REIT 5.000% due 04/15/21 ~	25,000	25,000

		946,015

Health Care - 7.0%

Biomet Inc 6.500% due 08/01/20 ~	50,000	53,250
CDRT Holding Corp 9.250% due 10/01/17 ~	50,000	52,125
CHS/Community Health Systems Inc
5.125% due 08/15/18	25,000	26,250
8.000% due 11/15/19	50,000	55,625
DaVita Health Care Partners Inc 5.750% due 08/15/22	50,000	52,188
DJO Finance LLC 7.750% due 04/15/18	50,000	51,250
Fresenius Medical Care US Finance II Inc 5.875% due 01/31/22 ~	50,000	56,063
HCA Holdings Inc 6.250% due 02/15/21	100,000	106,875
HCA Inc 5.875% due 03/15/22	100,000	108,000
HealthSouth Corp 5.750% due 11/01/24	50,000	50,375
Jaguar Holding Co I 9.375% due 10/15/17 ~	50,000	53,937
Prospect Medical Holdings Inc 8.375% due 05/01/19 ~	50,000	53,500
Sky Growth Acquisition Corp 7.375% due 10/15/20 ~	50,000	53,125
Tenet Healthcare Corp
4.750% due 06/01/20 ~	50,000	50,375
8.000% due 08/01/20	50,000	55,312
Valeant Pharmaceuticals International Inc 6.375% due 10/15/20 ~	50,000	52,937
Vanguard Health Holding Co II LLC 8.000% due 02/01/18	100,000	107,000

		1,038,187

Industrials - 10.0%

ADS Waste Holdings Inc 8.250% due 10/01/20 ~	75,000	81,187
Air Lease Corp
4.750% due 03/01/20	50,000	51,500
6.125% due 04/01/17	100,000	108,750
Avis Budget Car Rental LLC 8.250% due 01/15/19	100,000	111,375
B/E Aerospace Inc 5.250% due 04/01/22	50,000	51,813
BC Mountain LLC 7.000% due 02/01/21 ~	50,000	53,125
Bombardier Inc (Canada)
5.750% due 03/15/22 ~	100,000	103,125
6.125% due 01/15/23 ~	50,000	52,125
Delta Air Lines Pass-Through Trust ‘A’ 4.750% due 05/07/21	50,000	54,125
HD Supply Inc
8.125% due 04/15/19	50,000	56,750
11.500% due 07/15/20	100,000	118,750
International Lease Finance Corp
4.625% due 04/15/21	100,000	99,938
6.250% due 05/15/19	50,000	55,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-25

B-21

PACIFIC LIFE FUNDS

PL HIGH INCOME FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
Nortek Inc 8.500% due 04/15/21 ~	$50,000	$55,625
Roofing Supply Group LLC 10.000% due 06/01/20 ~	50,000	56,750
The Hertz Corp 5.875% due 10/15/20	50,000	53,000
United Rentals North America Inc
5.750% due 07/15/18	50,000	54,437
8.375% due 09/15/20	125,000	140,000
US Airways Pass-Through Trust ‘A’ 7.125% due 04/22/25	47,174	54,133
US Airways Pass-Through Trust ‘B’ 6.750% due 12/03/22	50,000	53,250

		1,464,758

Information Technology - 2.6%

Advanced Micro Devices Inc 7.500% due 08/15/22 ~	50,000	45,625
CDW LLC 8.500% due 04/01/19	75,000	84,094
CommScope Inc 8.250% due 01/15/19 ~	50,000	54,500
Equinix Inc
4.875% due 04/01/20	50,000	50,625
5.375% due 04/01/23	50,000	50,875
Freescale Semiconductor Inc 8.050% due 02/01/20	50,000	53,125
NeuStar Inc 4.500% due 01/15/23 ~	50,000	48,000

		386,844

Materials - 12.7%

AK Steel Corp 8.375% due 04/01/22	50,000	44,375
Alphabet Holding Co Inc 7.750% due 11/01/17 ~	50,000	52,250
ArcelorMittal (Luxembourg)
6.000% due 03/01/21	150,000	158,042
7.250% due 03/01/41	50,000	49,963
Ardagh Packaging Finance PLC (Ireland)
9.125% due 10/15/20 ~	25,000	27,813
9.125% due 10/15/20 ~	100,000	110,750
Ashland Inc
4.750% due 08/15/22 ~	50,000	51,000
6.875% due 05/15/43 ~	25,000	27,125
BOE Merger Corp 9.500% due 11/01/17 ~	50,000	54,062
Building Materials Corp of America 6.875% due 08/15/18 ~	75,000	80,812
Celanese US Holdings LLC 4.625% due 11/15/22	50,000	50,375
Eagle Spinco Inc 4.625% due 02/15/21 ~	50,000	51,063
Eldorado Gold Corp (Canada) 6.125% due 12/15/20 ~	75,000	78,188
FMG Resources Property Ltd (Australia)
6.000% due 04/01/17 ~	50,000	51,625
6.875% due 02/01/18 ~	100,000	105,500
8.250% due 11/01/19 ~	50,000	54,188
Graphic Packaging International Inc 4.750% due 04/15/21	50,000	50,813
Hexion U.S. Finance Corp
6.625% due 04/15/20 ~	50,000	50,375
9.000% due 11/15/20	50,000	47,750
Ineos Finance PLC (United Kingdom) 7.500% due 05/01/20 ~	50,000	54,688
Louisiana-Pacific Corp 7.500% due 06/01/20	50,000	57,000

	Principal Amount	Value
LyondellBasell Industries NV (Netherlands) 5.000% due 04/15/19	$50,000	$56,750
New Gold Inc (Canada) 6.250% due 11/15/22 ~	50,000	52,625
Novelis Inc (Canada) 8.375% due 12/15/17	50,000	55,000
Sappi Papier Holding GmbH (Austria) 8.375% due 06/15/19 ~	75,000	83,531
Sealed Air Corp 8.375% due 09/15/21 ~	100,000	115,000
Taminco Acquisition Corp 9.125% due 12/15/17 ~	50,000	50,750
TPC Group Inc 8.750% due 12/15/20 ~	100,000	104,625
Tronox Finance LLC 6.375% due 08/15/20 ~	50,000	48,687

		1,874,725

Telecommunication Services - 8.4%

CenturyLink Inc 5.625% due 04/01/20	50,000	51,225
Cricket Communications Inc 7.750% due 10/15/20	100,000	100,250
Crown Castle International Corp 5.250% due 01/15/23	50,000	51,063
Digicel Ltd (Bermuda) 7.000% due 02/15/20 ~	75,000	79,125
Frontier Communications Corp
7.125% due 03/15/19	50,000	54,250
7.125% due 01/15/23	50,000	50,813
Hughes Satellite Systems Corp 7.625% due 06/15/21	100,000	114,875
Intelsat Jackson Holdings SA (Luxemburg) 7.250% due 10/15/20	50,000	55,125
Intelsat Luxembourg SA (Luxembourg)
7.750% due 06/01/21 ~	200,000	204,000
11.500% due 02/04/17	125,000	132,813
Level 3 Financing Inc 7.000% due 06/01/20 ~	50,000	52,562
MetroPCS Wireless Inc 6.250% due 04/01/21 ~	50,000	51,063
Sprint Capital Corp 6.875% due 11/15/28	50,000	51,375
Sprint Nextel Corp
6.000% due 11/15/22	25,000	25,813
9.000% due 11/15/18 ~	50,000	61,937
9.125% due 03/01/17	50,000	59,375
Telesat LLC (Canada) 6.000% due 05/15/17 ~	50,000	52,500

		1,248,164

Utilities - 3.4%

Calpine Corp 7.500% due 02/15/21 ~	92,000	101,430
GenOn Energy Inc 9.875% due 10/15/20	50,000	57,500
NRG Energy Inc 7.625% due 01/15/18	100,000	114,250
Puget Energy Inc 5.625% due 07/15/22	50,000	55,309
The AES Corp 7.375% due 07/01/21	100,000	116,500
Wind Acquisition Holdings Finance SA (Luxembourg) 12.250% due 07/15/17 ~	50,000	52,188

		497,177

Total Corporate Bonds & Notes (Cost $13,037,702)		13,663,966

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-25

B-22

PACIFIC LIFE FUNDS

PL HIGH INCOME FUND

Schedule of Investments (Continued)

March 31, 2013

	Shares	Value
SHORT-TERM INVESTMENT - 5.1%
Money Market Fund - 5.1%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio	761,344	$761,344

Total Short-Term Investment (Cost $761,344)		761,344

TOTAL INVESTMENTS - 100.9% (Cost $14,298,444)		14,927,310

OTHER ASSETS & LIABILITIES, NET - (0.9%)		(137,699)

NET ASSETS - 100.0%		$14,789,611

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	19.1%
Energy	18.2%
Materials	12.7%
Industrials	10.0%
Telecommunication Services	8.4%
Health Care	7.0%
Financials	6.3%
Short-Term Investment	5.1%
Consumer Staples	4.7%
Exchange-Traded Fund	3.4%
Utilities	3.4%
Others (each less than 3.0%)	2.6%

	100.9%
Other Assets & Liabilities, Net	(0.9%	)

	100.0%

(b)	As of March 31, 2013, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

A	0.4%
BBB	3.1%
BB	34.4%
B	39.8%
CCC	20.2%
Not Rated	2.1%

100.0%

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Exchange-Traded Fund	$502,000	$502,000	$—	$—
	Corporate Bonds & Notes	13,663,966	—	13,502,458	161,508
	Short-Term Investment	761,344	761,344	—	—

	Total	$14,927,310	$1,263,344	$13,502,458	$161,508

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the fund's assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended March 31, 2013:

Corporate Bonds & Notes
Value, Beginning of Year	$—
Purchases	100,000
Sales	—
Accrued Discounts (Premiums)	—
Net Realized Gains (Losses)	—
Change in Net Unrealized Appreciation	7,375
Transfers In	54,133
Transfers Out	—

Value, End of Year	$161,508

Change in Net Unrealized Appreciation on Level 3 Investments Held at the End of Year, if Applicable	$7,375

The significant unobservable inputs were provided by a vendor-priced single broker quote.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-25

B-23

PACIFIC LIFE FUNDS

PL MONEY MARKET FUND

Schedule of Investments

March 31, 2013

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 100.1%
Commercial Paper - 83.0%
Abbott Laboratories 0.130% due 05/21/13	$800,000	$799,855
AstraZeneca PLC (United Kingdom) 0.120% due 04/26/13	1,250,000	1,249,896
Bank of Montreal (Canada) 0.150% due 04/02/13	1,250,000	1,249,995
Bank of Nova Scotia NY
0.120% due 04/01/13	700,000	700,000
0.130% due 04/03/13	600,000	599,996
Chevron Corp 0.080% due 04/09/13	1,200,000	1,199,979
Dover Corp 0.110% due 04/03/13	1,000,000	999,994
General Electric Capital Corp
0.140% due 08/01/13	900,000	899,573
0.150% due 07/03/13	400,000	399,845
John Deere Bank SA (Luxembourg) 0.120% due 04/12/13	500,000	499,982
John Deere Capital Corp 0.100% due 04/23/13	750,000	749,954
Johnson & Johnson
0.050% due 04/03/13	400,000	399,999
0.080% due 04/30/13	700,000	699,955
Nestle Capital Corp
0.050% due 04/08/13	600,000	599,994
0.120% due 07/12/13	750,000	749,745
NetJets Inc
0.080% due 04/25/13	500,000	499,973
0.100% due 04/05/13	800,000	799,991
Parker Hannifin Corp 0.130% due 04/16/13	500,000	499,973
PepsiCo Inc 0.050% due 04/22/13	1,000,000	999,971
Pfizer Inc
0.080% due 04/08/13	500,000	499,992
0.080% due 04/18/13	750,000	749,972
Philip Morris International Inc
0.040% due 05/07/13	300,000	299,988
0.050% due 05/07/13	1,000,000	999,950
Roche Holdings Inc 0.120% due 05/06/13	750,000	749,912
Siemens Capital Co LLC 0.110% due 04/17/13	900,000	899,956
The Coca-Cola Co 0.120% due 05/03/13	900,000	899,904
Toronto-Dominion Holdings USA Inc 0.160% due 04/23/13	400,000	399,961
Toyota Motor Credit Corp 0.200% due 05/03/13	900,000	899,840

	Principal Amount	Value
Unilever Capital Corp
0.100% due 04/01/13	$600,000	$600,000
0.140% due 05/30/13	400,000	399,908
United Parcel Service Inc 0.030% due 04/10/13	1,300,000	1,299,990
Wal-Mart Stores Inc
0.080% due 04/05/13	600,000	599,995
0.090% due 04/03/13	700,000	699,996

		24,598,034

U.S. Treasury Bills - 16.9%
0.076% due 04/25/13	1,500,000	1,499,924
0.087% due 05/16/13	1,500,000	1,499,837
0.091% due 04/04/13	1,250,000	1,249,991
0.131% due 05/23/13	750,000	749,856

		4,999,608

	Shares

Money Market Fund - 0.2%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio	49,627	49,627

Total Short-Term Investments (Amortized Cost $29,647,269)		29,647,269

TOTAL INVESTMENTS - 100.1% (Amortized Cost $29,647,269)		29,647,269

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(18,317)

NET ASSETS - 100.0%		$29,628,952

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Commercial Paper	83.0%
U.S. Treasury Bills	16.9%
Others (each less than 3.0%)	0.2%

100.1%
Other Assets & Liabilities, Net	(0.1%)

100.0%

(b)	As of March 31, 2013, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

A-1 (Short-Term Debt Only)	100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Short-Term Investments	$29,647,269	$49,627	$29,597,642	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-25

B-24

PACIFIC LIFE FUNDS

Schedule of Investments (Continued)

Explanation of Symbols and Terms

March 31, 2013

Explanation of Symbols:
*	Non-income producing investments.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A under the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
§	Variable rate investments. The rate shown is based on the latest available information as of March 31, 2013. For senior loan notes, the rate shown may represent a weighted average interest rate.
µ	Unsettled position. Contract rates do not take effect until settlement date.

Other Abbreviation:
REIT	Real Estate Investment Trust

Note:

The countries listed in the Schedules of Investments are based on country of incorporation.

The descriptions and Standard and Poor’s quality ratings of the companies, if any, shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

B-25

PACIFIC LIFE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2013

	PL Portfolio Optimization Funds
	Conservative Fund	Moderate- Conservative Fund	Moderate Fund	Moderate- Aggressive Fund	Aggressive Fund
ASSETS
Investments in affiliated mutual funds, at cost	$472,405,451	$448,254,282	$1,093,739,058	$711,497,179	$196,485,321
Investments in affiliated mutual funds, at value	$506,971,078	$499,333,869	$1,268,476,448	$857,549,445	$255,625,766
Receivables:
Fund shares sold	1,705,024	1,739,768	5,339,313	2,439,205	779,977
Due from adviser	59,306	43,971	110,082	72,032	25,938
Prepaid expenses and other assets	13,529	14,933	26,983	21,145	9,063
Total Assets	508,748,937	501,132,541	1,273,952,826	860,081,827	256,440,744
LIABILITIES
Payables:
Fund shares redeemed	1,178,292	847,339	2,014,026	1,184,972	413,999
Securities purchased	120,866	440,868	1,363,834	496,514	323,409
Accrued advisory fees	85,569	83,768	212,876	143,957	42,915
Accrued administration fees	64,177	62,826	159,657	107,968	32,187
Accrued support service expenses	46,409	43,955	113,485	77,998	23,668
Accrued custodian fees and expenses	2,890	2,890	2,890	2,890	2,890
Accrued transfer agency out-of-pocket expenses	25,815	25,300	67,317	49,284	15,083
Accrued legal, audit and tax service fees	59,647	56,138	144,731	98,241	28,946
Accrued trustees’ fees and expenses and deferred compensation	1,113	1,007	2,370	1,498	361
Accrued distribution and/or service fees	62,463	59,319	145,211	99,178	28,972
Accrued other	46,555	43,926	114,383	78,031	23,010
Total Liabilities	1,693,796	1,667,336	4,340,780	2,340,531	935,440
NET ASSETS	$507,055,141	$499,465,205	$1,269,612,046	$857,741,296	$255,505,304
NET ASSETS CONSIST OF:
Paid-in capital	$471,222,128	$451,855,622	$1,112,959,583	$751,549,795	$233,015,274
Undistributed/accumulated net investment income (loss)	(1,085)	(31,405)	1,106,974	1,256,615	108,580
Undistributed/accumulated net realized gain (loss)	1,268,471	(3,438,599)	(19,191,901)	(41,117,380)	(36,758,995)
Net unrealized appreciation on investments	34,565,627	51,079,587	174,737,390	146,052,266	59,140,445
NET ASSETS	$507,055,141	$499,465,205	$1,269,612,046	$857,741,296	$255,505,304
Class A Shares:
Net Assets	$230,645,569	$246,609,296	$654,157,852	$436,055,186	$133,264,595
Shares of beneficial interest outstanding	20,230,899	20,384,286	50,106,674	32,700,108	9,869,168
Net Asset Value per share*	$11.40	$12.10	$13.06	$13.33	$13.50
Sales Charge (1)	0.66	0.70	0.76	0.78	0.79
Maximum offering price per share	$12.06	$12.80	$13.82	$14.11	$14.29
Class B Shares:
Net Assets	$41,999,165	$49,371,691	$136,410,740	$105,757,366	$33,013,396
Shares of beneficial interest outstanding	3,726,108	4,116,123	10,521,501	8,002,333	2,496,764
Net Asset Value and offering price per share*	$11.27	$11.99	$12.96	$13.22	$13.22
Class C Shares:
Net Assets	$220,687,706	$196,122,514	$445,932,340	$295,614,699	$81,754,156
Shares of beneficial interest outstanding	19,591,825	16,352,031	34,427,692	22,409,831	6,184,366
Net Asset Value and offering price per share*	$11.26	$11.99	$12.95	$13.19	$13.22
Class R Shares:
Net Assets	$12,356,714	$6,482,022	$29,715,455	$17,843,825	$7,250,675
Shares of beneficial interest outstanding	1,087,819	537,282	2,280,676	1,339,881	540,077
Net Asset Value per share	$11.36	$12.06	$13.03	$13.32	$13.43
Advisor Class:
Net Assets	$1,365,987	$879,682	$3,395,659	$2,470,220	$222,482
Shares of beneficial interest outstanding	119,747	72,694	260,077	185,157	16,463
Net Asset Value per share	$11.41	$12.10	$13.06	$13.34	$13.51

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.
(1)	The PL Portfolio Optimization Funds are subject to a maximum 5.50% front-end sales charge.

See Notes to Financial Statements

C-1

PACIFIC LIFE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

March 31, 2013

	PL Short Duration Income Fund	PL Income Fund	PL Strategic Income Fund	PL Floating Rate Income Fund	PL High Income Fund	PL Money Market Fund
ASSETS
Investments, at cost	$50,253,298	$587,642,070	$52,646,388	$260,727,606	$14,298,444	$29,647,269
Investments, at value	$50,786,833	$597,810,582	$54,078,993	$264,014,627	$14,927,310	$29,647,269
Foreign currency held, at value (1)	—	—	6,557	—	819	—
Receivables:
Dividends and interest	265,104	4,525,270	703,885	748,907	244,123	—
Fund shares sold	822,069	4,448,993	467,639	7,675,877	5,266	24,064
Securities sold	—	—	517,092	15,578,295	208,668	—
Due from adviser	3,244	56,830	8,562	21,883	6,082	8,011
Prepaid expenses and other assets	4,647	12,909	5,533	14,253	4,235	3,594
Total Assets	51,881,897	606,854,584	55,788,261	288,053,842	15,396,503	29,682,938
LIABILITIES
Payables:
Fund shares redeemed	328,082	2,100,232	46,375	139,196	6,097	32,073
Securities purchased	2,187,003	13,721,671	3,091,454	53,134,767	575,000	—
Income distributions	6,534	232,597	10,872	134,885	2,408	—
Accrued advisory fees	15,763	247,833	25,282	113,110	7,437	—
Accrued administration fees	5,911	74,350	6,321	26,102	1,859	—
Accrued support service expenses	1,358	48,261	2,216	9,006	858	3,395
Accrued custodian fees and expenses	3,828	13,325	6,265	7,655	4,541	4,818
Accrued transfer agency out-of-pocket expenses	898	29,068	1,510	5,186	630	1,371
Accrued legal, audit and tax service fees	1,754	65,787	3,509	12,280	1,754	4,386
Accrued trustees’ fees and expenses and deferred compensation	3	105	6	20	3	3,300
Accrued distribution and/or service fees	2,985	48,038	2,480	17,635	588	588
Accrued other	3,584	54,158	6,960	13,800	5,717	4,055
Total Liabilities	2,557,703	16,635,425	3,203,250	53,613,642	606,892	53,986
NET ASSETS	$49,324,194	$590,219,159	$52,585,011	$234,440,200	$14,789,611	$29,628,952
NET ASSETS CONSIST OF:
Paid-in capital	$48,593,269	$573,106,414	$50,189,973	$229,994,584	$13,929,172	$29,632,391
Undistributed/accumulated net investment income (loss)	15,134	219,811	34,596	113,212	9,171	(3,294)
Undistributed/accumulated net realized gain (loss)	182,256	6,724,422	927,919	1,045,383	222,371	(145)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	533,535	10,168,512	1,432,523	3,287,021	628,897	—
NET ASSETS	$49,324,194	$590,219,159	$52,585,011	$234,440,200	$14,789,611	$29,628,952
Class A Shares:
Net Assets	$22,588,626	$333,987,094	$20,963,430	$125,006,888	$3,496,830	$27,317,404
Shares of beneficial interest outstanding	2,158,967	30,574,715	1,866,269	11,953,988	313,277	27,328,361
Net Asset Value per share*	$10.46	$10.92	$11.23	$10.46	$11.16	$1.00
Sales Charge (2)	0.32	0.48	0.50	0.32	0.50	—
Maximum offering price per share	$10.78	$11.40	$11.73	$10.78	$11.66	$1.00
Class B Shares:
Net Assets						$571,727
Shares of beneficial interest outstanding						571,727
Net Asset Value and offering price per share*						$1.00
Class C Shares:
Net Assets	$10,307,496	$160,472,202	$7,948,070	$63,045,185	$2,203,497	$1,739,821
Shares of beneficial interest outstanding	986,558	14,688,174	708,236	6,034,962	197,517	1,739,821
Net Asset Value and offering price per share*	$10.45	$10.93	$11.22	$10.45	$11.16	$1.00
Class I Shares:
Net Assets	$13,279,579	$1,793,928	$22,098,780	$10,725,538	$8,810,020
Shares of beneficial interest outstanding	1,271,309	164,069	1,977,384	1,024,180	794,700
Net Asset Value per share	$10.45	$10.93	$11.18	$10.47	$11.09
Class P Shares:
Net Assets				$14,265
Shares of beneficial interest outstanding				1,363
Net Asset Value per share				$10.47
Advisor Class:
Net Assets	$3,148,493	$93,965,935	$1,574,731	$35,648,324	$279,264
Shares of beneficial interest outstanding	300,929	8,585,225	140,151	3,399,649	24,984
Net Asset Value per share	$10.46	$10.95	$11.24	$10.49	$11.18

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.
(1)	The cost of foreign currency for the PL Strategic Income and PL High Income Funds was $6,639 and $788, respectively.
(2)	The PL Short Duration Income and PL Floating Rate Income Funds are subject to a maximum 3.00% front-end sales charge. The PL Income, PL Strategic Income and PL High Income Funds are subject to a maximum 4.25% front-end sales charge. The PL Money Market is not subject to a front-end sales charge.

See Notes to Financial Statements

C-2

PACIFIC LIFE FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2013

	PL Portfolio Optimization Funds
	Conservative Fund	Moderate- Conservative Fund	Moderate Fund	Moderate- Aggressive Fund	Aggressive Fund
INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$11,700,948	$9,385,276	$20,086,484	$10,937,380	$2,763,754
Dividends from mutual fund investments	165	5,572	11,669	10,580	2,313
Total Investment Income	11,701,113	9,390,848	20,098,153	10,947,960	2,766,067
EXPENSES
Advisory fees	902,217	863,580	2,226,451	1,530,091	472,264
Administration fees	676,662	647,685	1,669,838	1,147,568	354,198
Support services expenses	76,754	73,017	190,355	132,177	41,560
Custodian fees and expenses	8,755	8,755	8,755	8,755	8,755
Shareholder report expenses	66,517	62,929	163,642	113,358	33,900
Distribution and/or service fees (1)
Class A	532,733	534,447	1,426,579	963,328	308,723
Class B	376,117	450,678	1,234,774	976,530	312,837
Class C	1,891,125	1,667,050	3,940,117	2,664,954	748,250
Class R	56,330	31,055	125,216	77,630	32,581
Transfer agency out-of-pocket expenses	111,902	112,488	295,490	224,393	72,372
Registration fees	110,293	94,957	150,114	116,992	81,250
Legal, audit and tax service fees	87,149	82,407	212,992	145,833	44,063
Trustees’ fees and expenses	15,320	14,538	37,796	26,126	8,077
Other	27,486	26,569	65,657	46,719	16,303
Total Expenses	4,939,360	4,670,155	11,747,776	8,174,454	2,535,133
Adviser Reimbursement (2)	(504,164)	(475,646)	(1,124,770)	(814,333)	(306,272)
Net Expenses	4,435,196	4,194,509	10,623,006	7,360,121	2,228,861
NET INVESTMENT INCOME	7,265,917	5,196,339	9,475,147	3,587,839	537,206
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions in affiliated mutual funds	4,239,775	3,254,891	7,788,552	2,644,027	1,522,630
Investment security transactions	33	31	80	54	17
Capital gain distributions from affiliated mutual fund investments	8,663,260	6,536,243	10,995,882	5,900,539	1,182,606
Net Realized Gain	12,903,068	9,791,165	18,784,514	8,544,620	2,705,253
Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities in affiliated mutual funds	7,744,436	15,270,220	62,333,092	52,807,520	15,639,878
Change in Net Unrealized Appreciation	7,744,436	15,270,220	62,333,092	52,807,520	15,639,878
NET GAIN	20,647,504	25,061,385	81,117,606	61,352,140	18,345,131
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,913,421	$30,257,724	$90,592,753	$64,939,979	$18,882,337

(1)	See Notes 1 and 5 in Notes to Financial Statements. The Advisor Class Service Plan was terminated prior to commencement of operations of the Advisor Class shares of the PL Portfolio Optimization Funds and therefore is not shown.
(2)	See Note 6B in Notes to Financial Statements.

See Notes to Financial Statements

C-3

PACIFIC LIFE FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2013

	PL Short Duration Income Fund	PL Income Fund	PL Strategic Income Fund	PL Floating Rate Income Fund	PL High Income Fund	PL Money Market Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$166	$4,541	$38,466	$37,311	$15,500	$20
Interest, net of foreign taxes withheld	631,458	17,626,921	1,547,017	5,663,967	665,413	36,083
Other	—	31,607	—	37,880	—	—
Total Investment Income	631,624	17,663,069	1,585,483	5,739,158	680,913	36,103
EXPENSES
Advisory fees	88,162	2,413,664	169,889	677,456	61,703	62,465
Administration fees	46,948	1,445,725	54,963	268,233	18,624	93,698
Support services expenses	2,252	75,891	3,556	12,561	1,305	5,667
Custodian fees and expenses	7,304	37,414	13,597	21,644	10,143	14,522
Shareholder report expenses	1,809	65,526	2,550	21,017	1,292	4,918
Distribution and/or service fees (1)
Class A	13,025	861,734	13,603	114,032	3,314	74,866
Class B	—	—	—	—	—	2,654
Class C	29,197	1,254,091	24,782	225,553	7,477	10,212
Advisor Class	9	2,159	65	159	3	—
Transfer agency out-of-pocket expenses	2,633	118,719	4,091	22,206	1,413	12,768
Registration fees	9,173	148,142	9,701	84,729	4,214	56,118
Legal, audit and tax service fees	2,560	92,325	4,723	16,708	2,163	6,448
Trustees’ fees and expenses	425	14,994	697	2,603	273	1,132
Offering expenses	56,728	—	56,728	28,099	56,728	—
Other	11,978	48,733	24,241	26,193	21,739	9,174
Total Expenses	272,203	6,579,117	383,186	1,521,193	190,391	354,642
Advisory Fee Waiver (2)	—	—	—	—	—	(62,465)
Adviser Reimbursement (2)	(97,734)	(1,323,370)	(118,217)	(347,661)	(97,325)	(110,746)
Administration Fee Waiver (2)	—	—	—	—	—	(93,698)
Service Fee Waiver (2)	—	—	—	—	—	(51,628)
Net Expenses	174,469	5,255,747	264,969	1,173,532	93,066	36,105
NET INVESTMENT INCOME (LOSS)	457,155	12,407,322	1,320,514	4,565,626	587,847	(2)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	313,926	16,442,913	1,636,936	2,210,370	401,053	4
Foreign currency transactions	—	—	1,010	—	539	—
Net Realized Gain	313,926	16,442,913	1,637,946	2,210,370	401,592	4
Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	398,995	6,339,135	1,086,596	2,842,575	357,684	—
Foreign currency transactions	—	—	(82)	—	31	—
Change in Net Unrealized Appreciation (Depreciation)	398,995	6,339,135	1,086,514	2,842,575	357,715	—
NET GAIN	712,921	22,782,048	2,724,460	5,052,945	759,307	4
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,170,076	$35,189,370	$4,044,974	$9,618,571	$1,347,154	$2
Foreign taxes withheld on dividends and interest	$—	$—	$30	$—	$—	$—

(1)	See Notes 1 and 5 in Notes to Financial Statements.
(2)	See Note 6B in Notes to Financial Statements.

See Notes to Financial Statements

C-4

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	PL Portfolio Optimization Conservative Fund		PL Portfolio Optimization Moderate-Conservative Fund		PL Portfolio Optimization Moderate Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012
OPERATIONS
Net investment income	$7,265,917	$5,189,027	$5,196,339	$4,037,287	$9,475,147	$7,197,426
Net realized gain	12,903,068	3,277,663	9,791,165	2,167,499	18,784,514	5,835,612
Change in net unrealized appreciation	7,744,436	6,885,771	15,270,220	9,994,683	62,333,092	31,124,333
Net Increase in Net Assets Resulting from Operations	27,913,421	15,352,461	30,257,724	16,199,469	90,592,753	44,157,371
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(6,866,244)	(3,963,242)	(5,343,531)	(3,227,833)	(10,031,160)	(6,896,937)
Class B	(979,829)	(582,094)	(813,926)	(513,693)	(1,273,955)	(890,273)
Class C	(5,195,691)	(2,791,770)	(3,133,431)	(1,709,111)	(4,109,216)	(2,663,615)
Class R	(309,315)	(238,985)	(133,452)	(297,928)	(358,782)	(267,714)
Advisor Class	—	—	—	—	—	—
Net realized gains
Class A	(975,567)	(463,189)	—	—	—	—
Class B	(168,822)	(88,712)	—	—	—	—
Class C	(881,825)	(435,773)	—	—	—	—
Class R	(47,188)	(30,666)	—	—	—	—
Advisor Class	—	—	—	—	—	—
Net Decrease from Dividends and Distributions to Shareholders	(15,424,481)	(8,594,431)	(9,424,340)	(5,748,565)	(15,773,113)	(10,718,539)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	107,943,161	102,650,253	93,384,527	87,677,363	202,865,923	216,395,619
Class B	12,505,939	13,149,877	12,613,199	15,240,310	28,937,285	32,094,003
Class C	90,923,111	86,058,302	68,944,959	56,767,607	114,905,237	114,353,551
Class R	5,039,462	5,023,414	1,983,464	7,592,421	12,475,430	11,467,594
Advisor Class	1,363,246	—	876,491	—	3,384,697	—
Dividends and distribution reinvestments
Class A	6,823,998	3,886,280	4,916,243	2,943,320	9,561,378	6,444,881
Class B	1,024,939	588,109	757,288	474,922	1,219,636	849,836
Class C	5,415,640	2,793,302	2,864,308	1,540,112	3,786,971	2,433,641
Class R	356,503	269,651	133,452	297,928	357,758	267,001
Advisor Class	—	—	—	—	—	—
Cost of shares repurchased
Class A	(73,161,140)	(56,980,878)	(50,735,951)	(40,032,576)	(114,813,077)	(107,176,991)
Class B	(5,699,887)	(3,481,193)	(6,952,917)	(4,517,933)	(17,515,390)	(13,415,950)
Class C	(39,366,794)	(50,444,496)	(28,604,386)	(24,889,408)	(65,771,079)	(70,089,870)
Class R	(3,906,311)	(3,836,556)	(2,221,581)	(16,849,072)	(8,134,764)	(12,699,459)
Advisor Class	(55)	—	—	—	—	—
Net Increase in Net Assets from Capital Share Transactions	109,261,812	99,676,065	97,959,096	86,244,994	171,260,005	180,923,856
NET INCREASE IN NET ASSETS	121,750,752	106,434,095	118,792,480	96,695,898	246,079,645	214,362,688
NET ASSETS
Beginning of Year	385,304,389	278,870,294	380,672,725	283,976,827	1,023,532,401	809,169,713
End of Year	$507,055,141	$385,304,389	$499,465,205	$380,672,725	$1,269,612,046	$1,023,532,401
Undistributed/Accumulated Net Investment Income (Loss)	($1,085)	($502,655)	($31,405)	$262,665	$1,106,974	$1,676,553

See Notes to Financial Statements

C-5

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Portfolio Optimization Moderate-Aggressive Fund		PL Portfolio Optimization Aggressive Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012
OPERATIONS
Net investment income	$3,587,839	$2,919,713	$537,206	$372,230
Net realized gain	8,544,620	3,749,164	2,705,253	130,355
Change in net unrealized appreciation	52,807,520	20,625,477	15,639,878	4,646,591
Net Increase in Net Assets Resulting from Operations	64,939,979	27,294,354	18,882,337	5,149,176
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(4,411,653)	(3,489,595)	(920,030)	(561,009)
Class B	(403,481)	(329,689)	(8,876)	—
Class C	(1,123,731)	(803,908)	(38,173)	—
Class R	(141,142)	(158,188)	(32,924)	(14,803)
Advisor Class	—	—	—	—
Net realized gains
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Advisor Class	—	—	—	—
Net Decrease from Dividends and Distributions to Shareholders	(6,080,007)	(4,781,380)	(1,000,003)	(575,812)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	105,360,707	117,617,903	31,112,894	31,784,559
Class B	16,703,733	21,114,174	4,168,688	5,002,321
Class C	59,537,333	59,635,150	17,338,489	24,218,955
Class R	6,712,096	9,034,035	2,402,818	4,243,854
Advisor Class	2,461,098	—	218,532	—
Dividends and distribution reinvestments
Class A	4,251,446	3,328,483	886,650	536,454
Class B	389,965	317,388	8,599	—
Class C	1,055,840	751,703	35,307	—
Class R	140,878	158,188	32,924	14,803
Advisor Class	—	—	—	—
Cost of shares repurchased
Class A	(68,791,354)	(68,423,799)	(30,471,856)	(26,695,077)
Class B	(14,658,748)	(12,303,686)	(5,479,851)	(4,355,282)
Class C	(42,516,841)	(41,950,485)	(17,905,394)	(24,561,074)
Class R	(4,951,355)	(11,879,593)	(2,365,955)	(3,221,587)
Advisor Class	—	—	—	—
Net Increase (Decrease) in Net Assets from Capital Share Transactions	65,694,798	77,399,461	(18,155)	6,967,926
NET INCREASE IN NET ASSETS	124,554,770	99,912,435	17,864,179	11,541,290
NET ASSETS
Beginning of Year	733,186,526	633,274,091	237,641,125	226,099,835
End of Year	$857,741,296	$733,186,526	$255,505,304	$237,641,125
Undistributed Net Investment Income	$1,256,615	$1,546,068	$108,580	$410,096

See Notes to Financial Statements

C-6

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Short Duration Income Fund (1)		PL Income Fund		PL Strategic Income Fund (1)
	Year Ended March 31, 2013	Period Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Period Ended March 31, 2012
OPERATIONS
Net investment income	$457,155	$60,554	$12,407,322	$4,544,980	$1,320,514	$221,490
Net realized gain	313,926	56,130	16,442,913	3,201,825	1,637,946	228,363
Change in net unrealized appreciation	398,995	134,540	6,339,135	3,709,953	1,086,514	346,009
Net Increase in Net Assets Resulting from Operations	1,170,076	251,224	35,189,370	11,456,758	4,044,974	795,862
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(105,796)	—	(9,199,985)	(3,012,121)	(256,720)	—
Class C	(39,542)	—	(2,518,096)	(549,513)	(94,548)	—
Class I	(285,926)	(59,453)	(48,871)	(940,375)	(962,751)	(190,597)
Advisor Class	(25,265)	—	(469,805)	—	(19,981)	—
Net realized gains
Class A	(43,053)	—	(8,848,617)	(486,579)	(230,684)	—
Class C	(39,621)	—	(3,399,639)	(122,517)	(114,979)	—
Class I	(86,775)	—	(41,790)	(2,113)	(573,860)	—
Advisor Class	(18,351)	—	(513,462)	—	(17,232)	—
Net Decrease from Dividends and Distributions to Shareholders	(644,329)	(59,453)	(25,040,265)	(5,113,218)	(2,270,755)	(190,597)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	25,242,662	—	265,671,625	270,672,136	21,885,984	—
Class C	10,802,733	—	96,463,160	78,065,409	8,573,364	—
Class I	277,900	12,000,000	747,113	1,088,751	1,544,246	17,000,000
Advisor Class	4,103,874	—	94,493,687	—	1,532,710	—
Dividends and distribution reinvestments
Class A	120,623	—	13,900,718	2,349,682	455,409	—
Class C	60,412	—	4,945,701	545,408	185,360	—
Class I	372,696	59,453	69,602	942,488	1,521,257	190,597
Advisor Class	39,437	—	857,150	—	31,591	—
Cost of shares repurchased
Class A	(2,876,027)	—	(201,102,389)	(35,115,509)	(1,598,140)	—
Class C	(592,240)	—	(20,073,793)	(2,932,504)	(927,797)	—
Class I	—	—	(354,320)	(52,949,486)	(183,792)	—
Advisor Class	(1,004,847)	—	(1,088,570)	—	(5,262)	—
Net Increase in Net Assets from Capital Share Transactions	36,547,223	12,059,453	254,529,684	262,666,375	33,014,930	17,190,597
NET INCREASE IN NET ASSETS	37,072,970	12,251,224	264,678,789	269,009,915	34,789,149	17,795,862
NET ASSETS
Beginning of Year or Period	12,251,224	—	325,540,370	56,530,455	17,795,862	—
End of Year or Period	$49,324,194	$12,251,224	$590,219,159	$325,540,370	$52,585,011	$17,795,862
Undistributed Net Investment Income	$15,134	$7,918	$219,811	$49,246	$34,596	$39,748

(1)	Operations commenced on December 19, 2011.

See Notes to Financial Statements

C-7

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Floating Rate Income Fund (1)		PL High Income Fund (2)		PL Money Market Fund
	Year Ended March 31, 2013	Period Ended March 31, 2012	Year Ended March 31, 2013	Period Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012
OPERATIONS
Net investment income (loss)	$4,565,626	$1,305,553	$587,847	$140,612	($2)	($5)
Net realized gain (loss)	2,210,370	(55,054)	401,592	111,589	4	(149)
Change in net unrealized appreciation (depreciation)	2,842,575	444,446	357,715	271,182	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	9,618,571	1,694,945	1,347,154	523,383	2	(154)
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(2,050,935)	(76,686)	(74,859)	—	—	—
Class B	—	—	—	—	—	—
Class C	(848,981)	(19,277)	(37,167)	—	—	—
Class I	(1,249,900)	(1,190,555)	(495,793)	(117,780)	—	—
Class P	(123)	—	—	—	—	—
Advisor Class	(325,153)	—	(3,547)	—	—	—
Net realized gains
Class A	(598,819)	—	(51,882)	—	—	—
Class B	—	—	—	—	—	—
Class C	(295,573)	—	(30,651)	—	—	—
Class I	(84,833)	—	(206,640)	—	—	—
Class P	—	—	—	—	—	—
Advisor Class	(127,065)	—	(1,098)	—	—	—
Net Decrease from Dividends and Distributions to Shareholders	(5,581,382)	(1,286,518)	(901,637)	(117,780)	—	—
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	120,227,225	11,991,538	3,832,157	—	42,618,839	45,578,881
Class B	—	—	—	—	1,053,696	—
Class C	59,364,754	3,395,490	2,970,629	—	5,087,169	—
Class I	4,750,535	40,343,574	199,429	7,000,000	—	—
Class P	14,291	—	—	—	—	—
Advisor Class	41,065,562	—	280,533	—	—	—
Dividends and distribution reinvestments
Class A	2,110,981	49,677	116,387	—	—	—
Class B	—	—	—	—	—	—
Class C	788,075	7,229	56,881	—	—	—
Class I	1,210,163	1,173,730	702,433	117,780	—	—
Class P	123	—	—	—	—	—
Advisor Class	273,104	—	4,088	—	—	—
Cost of shares repurchased
Class A	(11,094,224)	(26,109)	(490,218)	—	(47,369,048)	(51,953,637)
Class B	—	—	—	—	(481,969)	—
Class C	(1,319,775)	(46,348)	(844,981)	—	(3,347,348)	—
Class I	(38,351,412)	(20,000)	(1,000)	—	—	—
Class P	(350)	—	—	—	—	—
Advisor Class	(5,913,249)	—	(5,627)	—	—	—
Net Increase (Decrease) in Net Assets from Capital Share Transactions	173,125,803	56,868,781	6,820,711	7,117,780	(2,438,661)	(6,374,756)
NET INCREASE (DECREASE) IN NET ASSETS	177,162,992	57,277,208	7,266,228	7,523,383	(2,438,659)	(6,374,910)
NET ASSETS
Beginning of Year or Period	57,277,208	—	7,523,383	—	32,067,611	38,442,521
End of Year or Period	$234,440,200	$57,277,208	$14,789,611	$7,523,383	$29,628,952	$32,067,611
Undistributed/Accumulated Net Investment Income (Loss)	$113,212	$22,716	$9,171	$29,213	($3,294)	($3,657)

(1)	Operations commenced on June 30, 2011.
(2)	Operations commenced on December 19, 2011.

See Notes to Financial Statements

C-8

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS

Selected per share, ratios and supplemental data for each year or period ended March 31 were as follows:

For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Year or Period	Total Returns (2)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Expenses After Expense Reductions to Average Net Assets (3), (4)	Ratios of Net Investment Income (Loss) to Average Net Assets (3)	Portfolio Turnover Rates
PL Portfolio Optimization Conservative Fund (5)
Class A:
4/1/2012 - 3/31/2013	$11.07	$0.23	$0.49	$0.72	($0.34)	($0.05)	($0.39)	$11.40	6.57%	$230,646	0.71%	0.60%	2.01%	27.28%
4/1/2011 - 3/31/2012	10.87	0.22	0.29	0.51	(0.28)	(0.03)	(0.31)	11.07	4.80%	182,912	0.73%	0.60%	1.99%	10.20%
4/1/2010 - 3/31/2011	10.41	0.15	0.63	0.78	(0.32)	—	(0.32)	10.87	7.60%	130,249	0.78%	0.53%	1.43%	18.42%
4/1/2009 - 3/31/2010	8.84	0.32	1.59	1.91	(0.31)	(0.03)	(0.34)	10.41	21.67%	68,938	0.95%	0.20%	3.20%	20.50%
4/1/2008 - 3/31/2009	10.55	0.37	(1.50)	(1.13)	(0.55)	(0.03)	(0.58)	8.84	(10.78%)	32,817	0.95%	0.16%	3.91%	26.41%
Class B:
4/1/2012 - 3/31/2013	$10.96	$0.14	$0.50	$0.64	($0.28)	($0.05)	($0.33)	$11.27	5.89%	$41,999	1.46%	1.35%	1.27%	27.28%
4/1/2011 - 3/31/2012	10.78	0.13	0.29	0.42	(0.21)	(0.03)	(0.24)	10.96	4.02%	33,122	1.48%	1.35%	1.24%	10.20%
4/1/2010 - 3/31/2011	10.34	0.07	0.63	0.70	(0.26)	—	(0.26)	10.78	6.80%	22,282	1.53%	1.27%	0.68%	18.42%
4/1/2009 - 3/31/2010	8.77	0.24	1.60	1.84	(0.24)	(0.03)	(0.27)	10.34	21.07%	13,336	1.70%	0.95%	2.45%	20.50%
4/1/2008 - 3/31/2009	10.49	0.30	(1.50)	(1.20)	(0.49)	(0.03)	(0.52)	8.77	(11.51%)	8,306	1.70%	0.91%	3.16%	26.41%
Class C:
4/1/2012 - 3/31/2013	$10.96	$0.14	$0.49	$0.63	($0.28)	($0.05)	($0.33)	$11.26	5.84%	$220,688	1.46%	1.35%	1.22%	27.28%
4/1/2011 - 3/31/2012	10.77	0.13	0.30	0.43	(0.21)	(0.03)	(0.24)	10.96	4.08%	158,748	1.48%	1.35%	1.24%	10.20%
4/1/2010 - 3/31/2011	10.33	0.07	0.63	0.70	(0.26)	—	(0.26)	10.77	6.81%	117,458	1.53%	1.27%	0.68%	18.42%
4/1/2009 - 3/31/2010	8.76	0.24	1.61	1.85	(0.25)	(0.03)	(0.28)	10.33	21.14%	67,620	1.70%	0.95%	2.45%	20.50%
4/1/2008 - 3/31/2009	10.49	0.30	(1.51)	(1.21)	(0.49)	(0.03)	(0.52)	8.76	(11.63%)	37,659	1.70%	0.91%	3.16%	26.41%
Class R:
4/1/2012 - 3/31/2013	$11.03	$0.20	$0.50	$0.70	($0.32)	($0.05)	($0.37)	$11.36	6.38%	$12,357	0.96%	0.85%	1.79%	27.28%
4/1/2011 - 3/31/2012	10.83	0.19	0.29	0.48	(0.25)	(0.03)	(0.28)	11.03	4.58%	10,522	0.98%	0.85%	1.74%	10.20%
4/1/2010 - 3/31/2011	10.38	0.13	0.61	0.74	(0.29)	—	(0.29)	10.83	7.25%	8,881	1.03%	0.75%	1.20%	18.42%
4/1/2009 - 3/31/2010	8.81	0.29	1.60	1.89	(0.29)	(0.03)	(0.32)	10.38	21.53%	7,972	1.20%	0.45%	2.95%	20.50%
4/1/2008 - 3/31/2009	10.53	0.34	(1.50)	(1.16)	(0.53)	(0.03)	(0.56)	8.81	(11.07%)	3,197	1.20%	0.41%	3.66%	26.41%
Advisor Class:
12/31/2012 - 3/31/2013	$11.18	($0.01)	$0.24	$0.23	$—	$—	$—	$11.41	2.06%	$1,366	0.48%	0.40%	(0.40%)	27.28%
PL Portfolio Optimization Moderate-Conservative Fund (5)
Class A:
4/1/2012 - 3/31/2013	$11.56	$0.18	$0.64	$0.82	($0.28)	$—	($0.28)	$12.10	7.22%	$246,609	0.71%	0.60%	1.58%	24.23%
4/1/2011 - 3/31/2012	11.25	0.18	0.35	0.53	(0.22)	—	(0.22)	11.56	4.87%	188,660	0.73%	0.60%	1.62%	9.52%
4/1/2010 - 3/31/2011	10.54	0.12	0.87	0.99	(0.28)	—	(0.28)	11.25	9.53%	132,919	0.78%	0.52%	1.16%	9.61%
4/1/2009 - 3/31/2010	8.36	0.26	2.19	2.45	(0.27)	—	(0.27)	10.54	29.60%	78,160	0.95%	0.20%	2.58%	10.42%
4/1/2008 - 3/31/2009	10.96	0.30	(2.36)	(2.06)	(0.44)	(0.10)	(0.54)	8.36	(19.15%)	39,518	0.92%	0.14%	3.10%	31.68%
Class B:
4/1/2012 - 3/31/2013	$11.46	$0.10	$0.63	$0.73	($0.20)	$—	($0.20)	$11.99	6.46%	$49,372	1.46%	1.35%	0.85%	24.23%
4/1/2011 - 3/31/2012	11.17	0.10	0.35	0.45	(0.16)	—	(0.16)	11.46	4.07%	40,812	1.48%	1.35%	0.87%	9.52%
4/1/2010 - 3/31/2011	10.47	0.04	0.87	0.91	(0.21)	—	(0.21)	11.17	8.78%	28,411	1.53%	1.27%	0.41%	9.61%
4/1/2009 - 3/31/2010	8.30	0.18	2.20	2.38	(0.21)	—	(0.21)	10.47	28.87%	19,202	1.70%	0.95%	1.83%	10.42%
4/1/2008 - 3/31/2009	10.89	0.23	(2.36)	(2.13)	(0.36)	(0.10)	(0.46)	8.30	(19.85%)	11,943	1.67%	0.89%	2.35%	31.68%
Class C:
4/1/2012 - 3/31/2013	$11.47	$0.09	$0.64	$0.73	($0.21)	$—	($0.21)	$11.99	6.41%	$196,123	1.46%	1.35%	0.81%	24.23%
4/1/2011 - 3/31/2012	11.16	0.10	0.36	0.46	(0.15)	—	(0.15)	11.47	4.20%	144,900	1.48%	1.35%	0.87%	9.52%
4/1/2010 - 3/31/2011	10.47	0.04	0.86	0.90	(0.21)	—	(0.21)	11.16	8.71%	107,411	1.53%	1.27%	0.41%	9.61%
4/1/2009 - 3/31/2010	8.30	0.18	2.20	2.38	(0.21)	—	(0.21)	10.47	28.87%	65,086	1.70%	0.95%	1.83%	10.42%
4/1/2008 - 3/31/2009	10.89	0.22	(2.35)	(2.13)	(0.36)	(0.10)	(0.46)	8.30	(19.84%)	40,640	1.67%	0.89%	2.35%	31.68%
Class R:
4/1/2012 - 3/31/2013	$11.52	$0.16	$0.63	$0.79	($0.25)	$—	($0.25)	$12.06	6.92%	$6,482	0.96%	0.85%	1.39%	24.23%
4/1/2011 - 3/31/2012	11.22	0.15	0.35	0.50	(0.20)	—	(0.20)	11.52	4.53%	6,301	0.98%	0.85%	1.37%	9.52%
4/1/2010 - 3/31/2011	10.51	0.10	0.86	0.96	(0.25)	—	(0.25)	11.22	9.32%	15,236	1.03%	0.76%	0.91%	9.61%
4/1/2009 - 3/31/2010	8.34	0.23	2.20	2.43	(0.26)	—	(0.26)	10.51	29.32%	10,478	1.20%	0.45%	2.33%	10.42%
4/1/2008 - 3/31/2009	10.94	0.27	(2.36)	(2.09)	(0.41)	(0.10)	(0.51)	8.34	(19.36%)	4,957	1.17%	0.39%	2.85%	31.68%
Advisor Class:
12/31/2012 - 3/31/2013	$11.68	($0.01)	$0.43	$0.42	$—	$—	$—	$12.10	3.60%	$880	0.46%	0.40%	(0.40%)	24.23%

See Notes to Financial Statements	See explanation of references on C-12

C-9

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31 were as follows:

For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Year or Period	Total Returns (2)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Expenses After Expense Reductions to Average Net Assets (3), (4)	Ratios of Net Investment Income (Loss) to Average Net Assets (3)	Portfolio Turnover Rates
PL Portfolio Optimization Moderate Fund (5)
Class A:
4/1/2012 - 3/31/2013	$12.26	$0.15	$0.86	$1.01	($0.21)	$—	($0.21)	$13.06	8.36%	$654,158	0.70%	0.60%	1.20%	24.88%
4/1/2011 - 3/31/2012	11.88	0.14	0.42	0.56	(0.18)	—	(0.18)	12.26	4.82%	517,945	0.72%	0.60%	1.18%	6.77%
4/1/2010 - 3/31/2011	10.81	0.10	1.19	1.29	(0.22)	—	(0.22)	11.88	12.10%	384,999	0.77%	0.52%	0.91%	9.36%
4/1/2009 - 3/31/2010	7.96	0.20	2.87	3.07	(0.22)	—	(0.22)	10.81	38.85%	247,213	0.92%	0.20%	1.99%	9.43%
4/1/2008 - 3/31/2009	11.51	0.23	(3.30)	(3.07)	(0.31)	(0.17)	(0.48)	7.96	(27.25%)	137,205	0.89%	0.14%	2.35%	25.95%
Class B:
4/1/2012 - 3/31/2013	$12.18	$0.06	$0.85	$0.91	($0.13)	$—	($0.13)	$12.96	7.49%	$136,411	1.45%	1.35%	0.47%	24.88%
4/1/2011 - 3/31/2012	11.80	0.05	0.43	0.48	(0.10)	—	(0.10)	12.18	4.13%	115,513	1.47%	1.35%	0.43%	6.77%
4/1/2010 - 3/31/2011	10.74	0.02	1.18	1.20	(0.14)	—	(0.14)	11.80	11.33%	92,064	1.52%	1.26%	0.17%	9.36%
4/1/2009 - 3/31/2010	7.90	0.12	2.87	2.99	(0.15)	—	(0.15)	10.74	38.14%	65,336	1.67%	0.95%	1.24%	9.43%
4/1/2008 - 3/31/2009	11.44	0.16	(3.30)	(3.14)	(0.23)	(0.17)	(0.40)	7.90	(27.95%)	40,658	1.64%	0.89%	1.60%	25.95%
Class C:
4/1/2012 - 3/31/2013	$12.17	$0.06	$0.85	$0.91	($0.13)	$—	($0.13)	$12.95	7.50%	$445,932	1.45%	1.35%	0.46%	24.88%
4/1/2011 - 3/31/2012	11.78	0.05	0.43	0.48	(0.09)	—	(0.09)	12.17	4.18%	366,753	1.47%	1.35%	0.43%	6.77%
4/1/2010 - 3/31/2011	10.73	0.02	1.17	1.19	(0.14)	—	(0.14)	11.78	11.26%	308,449	1.52%	1.26%	0.17%	9.36%
4/1/2009 - 3/31/2010	7.88	0.12	2.88	3.00	(0.15)	—	(0.15)	10.73	38.36%	210,889	1.67%	0.95%	1.24%	9.43%
4/1/2008 - 3/31/2009	11.42	0.16	(3.30)	(3.14)	(0.23)	(0.17)	(0.40)	7.88	(28.02%)	123,122	1.64%	0.89%	1.60%	25.95%
Class R:
4/1/2012 - 3/31/2013	$12.24	$0.11	$0.86	$0.97	($0.18)	$—	($0.18)	$13.03	8.02%	$29,715	0.95%	0.85%	0.93%	24.88%
4/1/2011 - 3/31/2012	11.84	0.11	0.43	0.54	(0.14)	—	(0.14)	12.24	4.67%	23,321	0.97%	0.85%	0.93%	6.77%
4/1/2010 - 3/31/2011	10.77	0.07	1.18	1.25	(0.18)	—	(0.18)	11.84	11.82%	23,658	1.02%	0.75%	0.68%	9.36%
4/1/2009 - 3/31/2010	7.93	0.17	2.87	3.04	(0.20)	—	(0.20)	10.77	38.61%	24,232	1.17%	0.45%	1.74%	9.43%
4/1/2008 - 3/31/2009	11.48	0.20	(3.29)	(3.09)	(0.29)	(0.17)	(0.46)	7.93	(27.48%)	12,323	1.14%	0.39%	2.10%	25.95%
Advisor Class:
12/31/2012 - 3/31/2013	$12.41	($0.01)	$0.66	$0.65	$—	$—	$—	$13.06	5.24%	$3,396	0.45%	0.40%	(0.40%)	24.88%
PL Portfolio Optimization Moderate-Aggressive Fund (5)
Class A:
4/1/2012 - 3/31/2013	$12.41	$0.10	$0.96	$1.06	($0.14)	$—	($0.14)	$13.33	8.62%	$436,055	0.71%	0.60%	0.83%	24.95%
4/1/2011 - 3/31/2012	12.05	0.10	0.38	0.48	(0.12)	—	(0.12)	12.41	4.13%	365,426	0.72%	0.60%	0.82%	7.52%
4/1/2010 - 3/31/2011	10.68	0.07	1.44	1.51	(0.14)	—	(0.14)	12.05	14.36%	301,232	0.77%	0.51%	0.62%	13.33%
4/1/2009 - 3/31/2010	7.31	0.13	3.38	3.51	(0.14)	—	(0.14)	10.68	48.26%	225,236	0.92%	0.20%	1.33%	13.96%
4/1/2008 - 3/31/2009	11.79	0.16	(4.21)	(4.05)	(0.19)	(0.24)	(0.43)	7.31	(35.15%)	128,976	0.89%	0.14%	1.63%	22.98%
Class B:
4/1/2012 - 3/31/2013	$12.30	$0.01	$0.96	$0.97	($0.05)	$—	($0.05)	$13.22	7.92%	$105,757	1.46%	1.35%	0.09%	24.95%
4/1/2011 - 3/31/2012	11.93	0.01	0.40	0.41	(0.04)	—	(0.04)	12.30	3.50%	95,937	1.47%	1.35%	0.07%	7.52%
4/1/2010 - 3/31/2011	10.57	(0.01)	1.43	1.42	(0.06)	—	(0.06)	11.93	13.59%	83,812	1.52%	1.26%	(0.13%)	13.33%
4/1/2009 - 3/31/2010	7.21	0.05	3.38	3.43	(0.07)	—	(0.07)	10.57	47.84%	68,751	1.67%	0.95%	0.58%	13.96%
4/1/2008 - 3/31/2009	11.69	0.08	(4.19)	(4.11)	(0.13)	(0.24)	(0.37)	7.21	(35.97%)	43,587	1.64%	0.89%	0.88%	22.98%
Class C:
4/1/2012 - 3/31/2013	$12.27	$0.01	$0.96	$0.97	($0.05)	$—	($0.05)	$13.19	7.95%	$295,615	1.46%	1.35%	0.09%	24.95%
4/1/2011 - 3/31/2012	11.91	0.01	0.39	0.40	(0.04)	—	(0.04)	12.27	3.39%	257,114	1.47%	1.35%	0.07%	7.52%
4/1/2010 - 3/31/2011	10.55	(0.01)	1.43	1.42	(0.06)	—	(0.06)	11.91	13.64%	230,964	1.52%	1.26%	(0.13%)	13.33%
4/1/2009 - 3/31/2010	7.18	0.05	3.39	3.44	(0.07)	—	(0.07)	10.55	48.18%	189,917	1.67%	0.95%	0.58%	13.96%
4/1/2008 - 3/31/2009	11.67	0.08	(4.20)	(4.12)	(0.13)	(0.24)	(0.37)	7.18	(36.12%)	117,549	1.64%	0.89%	0.88%	22.98%
Class R:
4/1/2012 - 3/31/2013	$12.40	$0.07	$0.96	$1.03	($0.11)	$—	($0.11)	$13.32	8.38%	$17,844	0.96%	0.85%	0.55%	24.95%
4/1/2011 - 3/31/2012	12.03	0.07	0.40	0.47	(0.10)	—	(0.10)	12.40	3.97%	14,710	0.97%	0.85%	0.57%	7.52%
4/1/2010 - 3/31/2011	10.67	0.04	1.44	1.48	(0.12)	—	(0.12)	12.03	14.00%	17,265	1.02%	0.76%	0.37%	13.33%
4/1/2009 - 3/31/2010	7.30	0.10	3.39	3.49	(0.12)	—	(0.12)	10.67	48.07%	12,211	1.17%	0.45%	1.08%	13.96%
4/1/2008 - 3/31/2009	11.79	0.13	(4.21)	(4.08)	(0.17)	(0.24)	(0.41)	7.30	(35.38%)	5,307	1.14%	0.39%	1.38%	22.98%
Advisor Class:
12/31/2012 - 3/31/2013	$12.50	($0.01)	$0.85	$0.84	$—	$—	$—	$13.34	6.72%	$2,470	0.45%	0.40%	(0.40%)	24.95%

See Notes to Financial Statements	See explanation of references on C-12

C-10

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31 were as follows:

For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Capital Gains	Total Distributions		Net Asset Value, End of Year or Period	Total Returns (2)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Expenses After Expense Reductions to Average Net Assets (3), (4)	Ratios of Net Investment Income (Loss) to Average Net Assets (3)	Portfolio Turnover Rates
PL Portfolio Optimization Aggressive Fund (5)
Class A:
4/1/2012 - 3/31/2013	$12.56	$0.07	$0.96	$1.03	($0.09)		$—	($0.09)		$13.50	8.30%	$133,265	0.73%	0.60%	0.57%	29.68%
4/1/2011 - 3/31/2012	12.29	0.06	0.27	0.33	(0.06)		—	(0.06)		12.56	2.73%	122,397	0.74%	0.60%	0.52%	12.51%
4/1/2010 - 3/31/2011	10.66	0.05	1.65	1.70	(0.07)		—	(0.07)		12.29	16.11%	114,246	0.80%	0.51%	0.44%	26.22%
4/1/2009 - 3/31/2010	6.92	0.09	3.75	3.84	(0.10)		—	(0.10)		10.66	55.84%	98,669	0.94%	0.20%	0.94%	25.89%
4/1/2008 - 3/31/2009	12.04	0.09	(4.88)	(4.79)	—		(0.33)	(0.33)		6.92	(40.88%)	59,937	0.92%	0.14%	0.97%	18.16%
Class B:
4/1/2012 - 3/31/2013	$12.28	($0.02)	$0.96	$0.94	($0.00	)(9)	$—	($0.00	)(9)	$13.22	7.69%	$33,013	1.48%	1.35%	(0.17%)	29.68%
4/1/2011 - 3/31/2012	12.03	(0.03)	0.28	0.25	—		—	—		12.28	2.08%	31,969	1.49%	1.35%	(0.23%)	12.51%
4/1/2010 - 3/31/2011	10.46	(0.03)	1.65	1.62	(0.05)		—	(0.05)		12.03	15.62%	30,693	1.55%	1.25%	(0.31%)	26.22%
4/1/2009 - 3/31/2010	6.72	0.02	3.75	3.77	(0.03)		—	(0.03)		10.46	56.15%	28,776	1.69%	0.95%	0.19%	25.89%
4/1/2008 - 3/31/2009	11.93	0.02	(4.90)	(4.88)	—		(0.33)	(0.33)		6.72	(42.04%)	18,042	1.67%	0.89%	0.22%	18.16%
Class C:
4/1/2012 - 3/31/2013	$12.28	($0.02)	$0.97	$0.95	($0.01)		$—	($0.01)		$13.22	7.71%	$81,754	1.48%	1.35%	(0.18%)	29.68%
4/1/2011 - 3/31/2012	12.03	(0.03)	0.28	0.25	—		—	—		12.28	2.08%	76,613	1.49%	1.35%	(0.23%)	12.51%
4/1/2010 - 3/31/2011	10.46	(0.03)	1.65	1.62	(0.05)		—	(0.05)		12.03	15.61%	75,607	1.55%	1.25%	(0.31%)	26.22%
4/1/2009 - 3/31/2010	6.71	0.02	3.75	3.77	(0.02)		—	(0.02)		10.46	56.11%	68,230	1.69%	0.95%	0.19%	25.89%
4/1/2008 - 3/31/2009	11.92	0.02	(4.90)	(4.88)	—		(0.33)	(0.33)		6.71	(41.99%)	43,588	1.67%	0.89%	0.22%	18.16%
Class R:
4/1/2012 - 3/31/2013	$12.48	$0.04	$0.97	$1.01	($0.06)		$—	($0.06)		$13.43	8.17%	$7,251	0.98%	0.85%	0.33%	29.68%
4/1/2011 - 3/31/2012	12.22	0.03	0.26	0.29	(0.03)		—	(0.03)		12.48	2.43%	6,662	0.99%	0.85%	0.27%	12.51%
4/1/2010 - 3/31/2011	10.61	0.02	1.65	1.67	(0.06)		—	(0.06)		12.22	16.02%	5,553	1.05%	0.76%	0.19%	26.22%
4/1/2009 - 3/31/2010	6.88	0.06	3.76	3.82	(0.09)		—	(0.09)		10.61	55.70%	4,448	1.19%	0.45%	0.69%	25.89%
4/1/2008 - 3/31/2009	12.03	0.06	(4.88)	(4.82)	—		(0.33)	(0.33)		6.88	(41.17%)	2,106	1.17%	0.39%	0.72%	18.16%
Advisor Class:
12/31/2012 - 3/31/2013	$12.56	($0.01)	$0.96	$0.95	$—		$—	$—		$13.51	7.56%	$222	0.48%	0.40%	(0.40%)	29.68%
PL Short Duration Income Fund (6)
Class A:
6/29/2012 - 3/31/2013	$10.20	$0.16	$0.32	$0.48	($0.15)		($0.07)	($0.22)		$10.46	4.78%	$22,589	1.24%	0.85%	2.02%	145.60%
Class C:
6/29/2012 - 3/31/2013	$10.20	$0.10	$0.33	$0.43	($0.11)		($0.07)	($0.18)		$10.45	4.28%	$10,307	1.99%	1.60%	1.27%	145.60%
Class I:
4/1/2012 - 3/31/2013	$10.14	$0.23	$0.38	$0.61	($0.23)		($0.07)	($0.30)		$10.45	6.10%	$13,280	1.08%	0.60%	2.27%	145.60%
12/19/2011 - 3/31/2012	10.00	0.06	0.15	0.21	(0.07)		—	(0.07)		10.14	2.10%	12,251	2.04%	0.60%	2.06%	73.40%
Advisor Class:
6/29/2012 - 3/31/2013	$10.20	$0.18	$0.31	$0.49	($0.16)		($0.07)	($0.23)		$10.46	4.85%	$3,148	0.99%	0.60%	2.27%	145.60%
PL Income Fund (7)
Class A:
4/1/2012 - 3/31/2013	$10.61	$0.30	$0.55	$0.85	($0.29)		($0.25)	($0.54)		$10.92	8.13%	$333,987	1.17%	0.90%	2.76%	171.37%
4/1/2011 - 3/31/2012	10.16	0.30	0.48	0.78	(0.30)		(0.03)	(0.33)		10.61	7.79%	247,522	1.35%	0.90%	2.94%	199.30%
12/31/2010 - 3/31/2011	10.00	0.09	0.16	0.25	(0.09)		—	(0.09)		10.16	2.46%	5,300	1.77%	0.90%	3.62%	142.25%
Class C:
4/1/2012 - 3/31/2013	$10.62	$0.22	$0.55	$0.77	($0.21)		($0.25)	($0.46)		$10.93	7.37%	$160,472	1.92%	1.65%	2.01%	171.37%
6/30/2011 - 3/31/2012	10.32	0.17	0.33	0.50	(0.17)		(0.03)	(0.20)		10.62	4.89%	76,726	2.07%	1.65%	2.17%	199.30%
Class I:
4/1/2012 - 3/31/2013	$10.62	$0.33	$0.55	$0.88	($0.32)		($0.25)	($0.57)		$10.93	8.39%	$1,794	0.77%	0.65%	3.01%	171.37%
4/1/2011 - 3/31/2012	10.16	0.36	0.44	0.80	(0.31)		(0.03)	(0.34)		10.62	7.95%	1,292	0.95%	0.65%	3.42%	199.30%
12/31/2010 - 3/31/2011	10.00	0.10	0.15	0.25	(0.09)		—	(0.09)		10.16	2.48%	51,231	1.37%	0.65%	3.87%	142.25%
Advisor Class:
6/29/2012 - 3/31/2013	$10.79	$0.24	$0.41	$0.65	($0.24)		($0.25)	($0.49)		$10.95	5.97%	$93,966	0.94%	0.67%	2.99%	171.37%

See Notes to Financial Statements	See explanation of references on C-12

C-11

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31 were as follows:

For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)		Net Realized and Unrealized Gain		Total from Investment Operations		Distributions from Net Investment Income		Distributions from Capital Gains	Total Distributions		Net Asset Value, End of Year or Period	Total Returns (2)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Expenses After Expense Reductions to Average Net Assets (3), (4)	Ratios of Net Investment Income (Loss) to Average Net Assets (3)	Portfolio Turnover Rates
PL Strategic Income Fund (6)
Class A:
6/29/2012 - 3/31/2013	$10.53	$0.38		$0.98		$1.36		($0.36)		($0.30)	($0.66)		$11.23	13.12%	$20,963	1.47%	1.05%	4.55%	352.86%
Class C:
6/29/2012 - 3/31/2013	$10.53	$0.32		$0.98		$1.30		($0.31)		($0.30)	($0.61)		$11.22	12.52%	$7,948	2.22%	1.80%	3.80%	352.86%
Class I:
4/1/2012 - 3/31/2013	$10.40	$0.52		$1.09		$1.61		($0.53)		($0.30)	($0.83)		$11.18	15.94%	$22,099	1.22%	0.80%	4.80%	352.86%
12/19/2011 - 3/31/2012	10.00	0.14		0.38		0.52		(0.12)		—	(0.12)		10.40	5.22%	17,796	1.78%	0.80%	4.84%	155.66%
Advisor Class:
6/29/2012 - 3/31/2013	$10.53	$0.40		$0.97		$1.37		($0.36)		($0.30)	($0.66)		$11.24	13.31%	$1,575	1.24%	0.82%	4.78%	352.86%
PL Floating Rate Income Fund (7)
Class A:
4/1/2012 - 3/31/2013	$10.07	$0.46		$0.46		$0.92		($0.43)		($0.10)	($0.53)		$10.46	9.36%	$125,007	1.43%	1.05%	4.46%	185.79%
12/30/2011 - 3/31/2012	9.81	0.13		0.24		0.37		(0.11)		—	(0.11)		10.07	3.79%	12,071	1.55%	1.05%	5.33%	139.00%
Class C:
4/1/2012 - 3/31/2013	$10.07	$0.38		$0.46		$0.84		($0.36)		($0.10)	($0.46)		$10.45	8.56%	$63,045	2.18%	1.80%	3.71%	185.79%
12/30/2011 - 3/31/2012	9.81	0.11		0.25		0.36		(0.10)		—	(0.10)		10.07	3.68%	3,372	2.30%	1.80%	4.61%	139.00%
Class I:
4/1/2012 - 3/31/2013	$10.08	$0.48		$0.46		$0.94		($0.45)		($0.10)	($0.55)		$10.47	9.56%	$10,726	1.03%	0.80%	4.71%	185.79%
6/30/2011 - 3/31/2012	10.00	0.34		0.06		0.40		(0.32)		—	(0.32)		10.08	4.11%	41,834	1.24%	0.80%	4.60%	139.00%
Class P:
12/31/2012 - 3/31/2013	$10.29	$0.12		$0.16		$0.28		($0.10)		$—	($0.10)		$10.47	2.74%	$14	0.99%	0.80%	4.70%	185.79%
Advisor Class:
6/29/2012 - 3/31/2013	$10.12	$0.36		$0.45		$0.81		($0.34)		($0.10)	(0.44)		$10.49	8.13%	$35,648	1.15%	0.80%	4.70%	185.79%
PL High Income Fund (6)
Class A:
6/29/2012 - 3/31/2013	$10.57	$0.46		$0.84		$1.30		($0.44)		($0.27)	($0.71)		$11.16	12.59%	$3,497	1.87%	1.05%	5.57%	153.78%
Class C:
6/29/2012 - 3/31/2013	$10.57	$0.40		$0.85		$1.25		($0.39)		($0.27)	($0.66)		$11.16	12.11%	$2,203	2.62%	1.80%	4.82%	153.78%
Class I:
4/1/2012 - 3/31/2013	$10.58	$0.63		$0.82		$1.45		($0.67)		($0.27)	($0.94)		$11.09	14.21%	$8,810	1.78%	0.80%	5.82%	153.78%
12/19/2011 - 3/31/2012	10.00	0.20		0.55		0.75		(0.17)		—	(0.17)		10.58	7.50%	7,523	2.82%	0.80%	6.73%	92.87%
Advisor Class:
6/29/2012 - 3/31/2013	$10.57	$0.48		$0.85		$1.33		($0.45)		($0.27)	($0.72)		$11.18	12.87%	$279	1.63%	0.81%	5.81%	153.78%
PL Money Market Fund (8)
Class A:
4/1/2012 - 3/31/2013	$1.00	($0.00	)(9)	$0.00	(9)	$0.00	(9)	$—		$—	$—		$1.00	0.00%	$27,317	1.10%	0.12%	(0.00%)(9)	N/A
4/1/2011 - 3/31/2012	1.00	(0.00	)(9)	0.00	(9)	(0.00	)(9)	—		—	—		1.00	0.00%	32,068	1.01%	0.11%	(0.00%)(9)	N/A
4/1/2010 - 3/31/2011	1.00	(0.00	)(9)	0.00	(9)	0.00		—		—	—		1.00	0.00%	38,443	1.00%	0.24%	(0.00%)(9)	N/A
4/1/2009 - 3/31/2010	1.00	(0.00	)(9)	0.00	(9)	0.00		(0.00	)(9)	—	(0.00	)(9)	1.00	0.03%	34,669	1.09%	0.36%	(0.00%)(9)	N/A
4/1/2008 - 3/31/2009	1.00	0.01		—		0.01		(0.01)		—	(0.01)		1.00	1.27%	55,424	1.18%	0.78%	1.22%	N/A
Class B:
6/29/2012 - 3/31/2013	$1.00	($0.00	)(9)	$0.00	(9)	$0.00	(9)	$—		$—	$—		$1.00	0.00%	$572	1.85%	0.11%	(0.00%)(9)	N/A
Class C:
6/29/2012 - 3/31/2013	$1.00	($0.00	)(9)	$0.00	(9)	$0.00	(9)	$—		$—	$—		$1.00	0.00%	$1,740	1.85%	0.11%	(0.00%)(9)	N/A

(1)	Net investment income (loss) per share has been calculated using the average shares method except for the PL Money Market Fund.
(2)	The total returns include reinvestment of all dividends and capital gain distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.
(3)	The ratios are annualized for periods of less than one full year.
(4)	The ratios of expenses after expense reductions to average net assets are after any advisory fee waivers, adviser expense reimbursements, administration fee waivers, and service fee waivers, as discussed in Note 6B in Notes to Financial Statements. The expense ratios for all the PL Portfolio Optimization Funds do not include fees and expenses of the underlying funds (see Note 1 in Notes to Financial Statements) in which the PL Portfolio Optimization Funds invest.
(5)	Advisor Class shares of the PL Portfolio Optimization Funds commenced operations on December 31, 2012.
(6)	Class A, Class C and Advisor Class shares of the PL Short Duration Income, PL Strategic Income and PL High Income Funds commenced operations on June 29, 2012.
(7)	Advisor Class shares of the PL Income and PL Floating Rate Income Funds commenced operations on June 29, 2012. Class P shares of the PL Floating Rate Income Fund commenced operations on December 31, 2012.
(8)	Class B and Class C shares of the PL Money Market Fund commenced operations on June 29, 2012.
(9)	Amount represents less than $0.005 per share or less than 0.005%.

See Notes to Financial Statements

C-12

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Life Funds (the “Trust”) is a Delaware statutory trust, which was formed on May 21, 2001, and is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”) serves as investment adviser to the Trust. As of March 31, 2013, the Trust was comprised of thirty-three separate funds, eleven of which are presented in this report (each individually, a “Fund”, and collectively the “Funds”): PL Portfolio Optimization Conservative Fund, PL Portfolio Optimization Moderate-Conservative Fund, PL Portfolio Optimization Moderate Fund, PL Portfolio Optimization Moderate-Aggressive Fund, PL Portfolio Optimization Aggressive Fund (collectively, the “Portfolio Optimization Funds”); and the PL Short Duration Income Fund, PL Income Fund, PL Strategic Income Fund, PL Floating Rate Income Fund, PL High Income Fund and PL Money Market Fund.

The Portfolio Optimization Funds offer Class A, Class B, Class C, Class R and Advisor Class shares. Each class is distinguished by its applicable sales charges and distribution and/or service fees and in general: (i) Class A shares are subject to a maximum 5.50% front-end sales charge; (ii) Class B shares are subject to a maximum 5.00% contingent deferred sales charge (“CDSC”); (iii) Class C shares are subject to a maximum 1.00% CDSC; and (iv) Class R shares and Advisor Class shares are sold at net asset value (“NAV”) without a sales charge. The sales charge for Class A shares is reduced for purchases of $50,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $1 million or more, although there is a CDSC of 1.00% on redemptions of such Class A shares within one year of purchase.

The PL Short Duration Income Fund, PL Income Fund, PL Strategic Income Fund, PL Floating Rate Income Fund and PL High Income Fund offer Class A, Class C, Class I and Advisor Class shares. Additionally, the PL Floating Rate Income Fund offers Class P shares. Each class is distinguished by its level of distribution and/or service fees and in general: (i) Class A shares of the PL Short Duration Income and PL Floating Rate Income Funds are subject to a maximum 3.00% front-end sales charge, and Class A shares of the PL Income, PL Strategic Income and PL High Income Funds are subject to a maximum 4.25% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class I shares and Advisor Class shares are sold at NAV without a sales charge. The sales charge for Class A shares is reduced for purchases of $100,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $500,000 or more, although there is a CDSC of 1.00% of such Class A shares within one year of purchase, which may be waived in certain circumstances.

The PL Money Market Fund offers Class A, Class B and Class C shares, which are sold at NAV without an initial sales charge. Class B shares are subject to a maximum 5.00% CDSC. Class C shares are subject to a maximum 1.00% CDSC.

The Trust’s distributor receives all net commissions (front-end sales charges and CDSC) from the sales of all applicable share classes (see Note 5).

The Portfolio Optimization Funds invest their assets in Class P shares of other funds of the Trust (collectively, the “PL Underlying Funds”).

The annual report for the PL Underlying Funds is not included in this report; there is a separate annual report for the PL Underlying Funds, which is available without charge. For information on how to obtain the annual report for the PL Underlying Funds, see the Where to Go for More Information section of this report on page F-10.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Trust in the preparation of the financial statements.

The Fund implemented the additional disclosure requirements under the Accounting Standards Update No. 2011-04 issued by the Financial Accounting Standards Board which requires additional disclosures for fair value measurements categorized within Level 3 of the three-tier hierarchy defined under the Accounting Standards Codification No. 820, Fair Value Measurements and Disclosure, as well as additional disclosure for all transfers in and out of Level 1 and Level 2 (see Note 3D and Notes to Schedules of Investments).

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the portfolio invests. Facility fees and other fees (such as origination fees) received from senior loans purchased (see Note 4) by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes.

B. DISTRIBUTIONS TO SHAREHOLDERS

The Funds declare and pay dividends on net investment income at least annually, except for the PL Short Duration Income Fund, PL Income Fund, PL Strategic Income Fund, PL Floating Rate Income Fund, PL High Income Fund and PL Money Market Fund. Dividends, if any, are generally declared and paid monthly for the PL Short Duration Income Fund, PL Income Fund, PL Strategic Income Fund, PL Floating Rate Income Fund and PL High Income Fund and declared daily and paid monthly for the PL Money Market Fund. Dividends may be declared more or less frequently if advantageous to the specific Fund and its shareholders. All realized capital gains are distributed at least annually for each Fund. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

D-1

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C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, initially expressed in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class. Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as Fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each Fund. Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund including legal, printing and support services (see Note 5). All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

F. RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the ASU requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact, if any, that the implementation of this ASU will have on the Trust’s financial statement disclosures.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of its investments each business day. Under the Valuation Policy, the Board has delegated certain functions to a Trustee Valuation Committee or another valuation committee to determine the fair value of certain investments. Each valuation committee that values each Fund’s investments, which includes using third party pricing services and/or alternate valuation methodologies approved by the Board, does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each Fund’s investments.

B. NET ASSET VALUE

Each Fund of the Trust is divided into shares and share classes. The price per share of each class of a Fund’s shares is called the NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets (the value of the securities and other investments a Fund holds), subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment or the NAV determined earlier that day.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends or days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem Fund shares.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

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Portfolio Optimization Funds

The investments of each Portfolio Optimization Fund consist of Class P shares of the PL Underlying Funds, which are valued at their respective NAVs.

Money Market Instruments and Short-Term Investments

The investments of the PL Money Market Fund and money market instruments and short-term investments in other Funds maturing within 60 days are valued at amortized cost in accordance with the 1940 Act. Amortized cost involves valuing an investment at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment. Fund investments in other mutual funds for temporary cash management purposes are valued at their respective NAVs.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Funds use the last reported sale price or official closing price from an exchange as of the time of the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Investments, for which no sales are reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Domestic and Foreign Fixed Income Investments

Fixed income investments are generally valued by approved pricing and quotation services using the mean between the most recent bid and ask prices which are based upon evaluated prices determined from various observable market and other factors. Certain fixed-income investments are valued by benchmark, matrix, or other pricing processes approved by the Board.

Investment Values Determined by a Valuation Committee

The Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, the use of broker quotes, the use of purchase prices for initial public offerings, proration rates, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board. Valuations determined by the Trustee Valuation Committee or other valuation committee may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, a valuation oversight committee (“VOC”) has been established which determines the level in which each Fund’s investments are characterized. The VOC includes investment, legal, accounting and compliance members of the Trust’s Adviser, and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

• Level 1 -	Quoted prices (unadjusted) in active markets for identical investments

• Level 2 -	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 -	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how each Fund’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back testing of the methodologies used to value Level 2 and Level 3 investments to evaluate the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange-traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for valuing each Fund’s investments are not necessarily an indication of the relative risks associated with investing in those investments. For example, money market instruments are valued using amortized cost in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of an investment, but since the value is not obtained from a quoted price in an active market, such investments are reflected as Level 2. Foreign investments that are valued with the assistance of a statistical research service approved by the Board and based on significant observable inputs (as described in Note 3C) are reflected as Level 2. For fair valuations using significant unobservable inputs, the Trust presents a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the

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period. Transfers in and out between levels are based on values at the end of the period. The Trust also discloses the amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the beginning and/or end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed only when a Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period. A summary of each Fund’s investments as of March 31, 2013 as categorized under the three-tier hierarchy of inputs, and the reconciliation of Level 3 investments and information on transfers in and out of each level, if applicable, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated mutual funds, are valued at their respective NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price. The models also take into consideration data received from active market makers and inter-dealer brokers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government & Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information and options-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government & Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and options-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government & Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loans (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Short-Term Investments

Short-term investments maturing within 60 days are valued using amortized cost, which is used if it approximates market value, and are reflected as Level 2.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by a Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested. Events in the financial markets have the potential to cause increased volatility and uncertainty, which may impact the value of each Fund’s investments. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. As a result, the value of a Fund’s investments may be adversely affected by events in the markets, either directly or indirectly, and each Fund is exposed to potential decreases in the value of those investments. In addition, traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory responses to market events may impair the Adviser’s ability to pursue certain investment techniques or strategies and may have unexpected consequences on particular markets, strategies, or investments. Future events may impact a Fund in unforeseen ways, leading a Fund to alter its existing strategies or, potentially, to liquidate and close.

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Fund of Funds Investments

The Portfolio Optimization Funds are exposed to the same risks as the PL Underlying Funds in direct proportion to the allocation of assets among those funds. The annual report for the PL Underlying Funds contains information about the risks associated with investing in the PL Underlying Funds. Allocations among the PL Underlying Funds are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The allocations of the Portfolio Optimization Funds may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or PL Underlying Funds may cause them to underperform other mutual funds with a similar investment objective. Although the Portfolio Optimization Funds seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any one or several PL Underlying Funds (See Note 6C).

Equity Investments

The price of equity investments change in response to many factors, including a company’s historical and prospective earnings, cash flows, the value of its assets, investor perceptions and many of the General Investment Risk factors noted above.

Fixed Income Investments

Fixed income (debt) investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates, although the factors noted above may also have a significant impact on fixed income (debt) investments. There is a risk that an issuer of a Fund’s fixed income (debt) investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high- yield/high-risk bonds, e.g., bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage related securities, structured investment vehicles and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign Investments

There are certain additional risks involved in investing in foreign securities that are generally not inherent in investments in domestic securities. These risks may involve foreign currency fluctuations, adverse political, social and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile.

Illiquid Investments

Each Fund may not invest in illiquid securities and illiquid bank loans (collectively, “Illiquid Investments”) if as a result of such investment, more than 15% of its net assets (5% of total assets for the PL Money Market Fund), taken at market value at the time of such investment, would be invested in Illiquid Investments. The term “Illiquid Investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Illiquid Investments may be difficult to value and difficult to sell, which means a Fund may not be able to sell such investments quickly for their full value. The value of Illiquid Investments held by each Fund as of March 31, 2013 was less than 15% of its net assets (5% of total assets for the PL Money Market Fund).

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates of domestic or foreign corporations, partnerships and other entities (“Borrowers”). Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, LIBOR rates or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund

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may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of March 31, 2013, no participation interest in Senior Loans was held by any of the Funds covered in this report.

U.S. Government Agencies or Government-Sponsored Enterprises

Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of each Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, SUPPORT SERVICES AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as investment adviser to the Trust. PLFA manages the Portfolio Optimization Funds. PLFA also manages the PL Short Duration Income Fund, PL Income Fund, PL Strategic Income Fund, PL Floating Rate Income Fund, PL High Income Fund and PL Money Market Fund under the name Pacific Asset Management. PLFA receives advisory fees from each Fund based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each Fund:

PL Portfolio Optimization Conservative	0.20%	PL Portfolio Optimization Aggressive	0.20%	PL Floating Rate Income	0.65%
PL Portfolio Optimization Moderate-Conservative	0.20%	PL Short Duration Income	0.40%	PL High Income	0.60%
PL Portfolio Optimization Moderate	0.20%	PL Income	0.50%	PL Money Market	See (1)
PL Portfolio Optimization Moderate-Aggressive	0.20%	PL Strategic Income	0.60%

(1)	An annual rate of 0.20% of the first $250 million of the average daily net assets, 0.15% of the next $250 million, and 0.10% in excess of $500 million.

Pursuant to an Administration and Shareholder Services Agreement (the “Administration Agreement”), Pacific Life serves as administrator (the “Administrator”) to the Trust. During the reporting period, the Trust paid the Administrator an administration fee at an annual rate of 0.15% for each class of the Portfolio Optimization Funds (which invest in the PL Underlying Funds that also have an administration fee at an annual rate of 0.15%), for Class I shares of the PL Short Duration Income Fund, PL Income Fund, PL Strategic Income Fund, PL Floating Rate Income Fund and PL High Income Fund and for Class P shares of the PL Floating Rate Income Fund. The Trust also compensated the Administrator at an annual rate of 0.30% for each class of the PL Money Market Fund and Class A, Class C and Advisor Class shares of the PL Short Duration Income Fund, PL Income Fund, PL Strategic Income Fund, PL Floating Rate Income Fund and PL High Income Fund. The administration fee is for procuring or providing administrative, transfer agency, and shareholder services. In addition, Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Administrator’s and Adviser’s responsibilities under the Administration Agreement and Investment Advisory Agreement. Under the Support Services Agreement, the Trust compensated Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, some of which include the time spent by legal, accounting, and compliance personnel of Pacific Life and PLFA (including individuals who may be officers or Trustees of the Trust), to attend meetings of the Board and to provide assistance with the coordination and supervision in connection with the services procured for the Trust under the Administration Agreement. Support services do not include services for which PLFA is responsible pursuant to the Investment Advisory Agreement. The Trust reimbursed Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Distribution Agreement, Pacific Select Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust’s shares. Under the Distribution Agreement, the Distributor bears all expenses of providing services, including costs of sales presentations, mailings, advertisements, and other marketing efforts by the Distributor in connection with the distribution or sale of the Trust’s shares and makes distribution and/or service payments to selling groups in connection with the sale of certain of the Trust’s shares and subsequent servicing needs of shareholders provided by selling groups. The Distributor received distribution and service fees pursuant to class-

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NOTES TO FINANCIAL STATEMENTS (Continued)

specific distribution and service plans, each adopted in accordance with Rule 12b-1 under the 1940 Act (together the “12b-1 Plans”) for Class B, C and R shares. The Distributor also received service fees pursuant to a Class A Service Plan (“Class A Plan”) and an Advisor Class Service Plan (“Advisor Class Plan”) which were not adopted in accordance with Rule 12b-1 under the 1940 Act. The Advisor Class Plan was terminated effective October 1, 2012. Under the 12b-1 Plans, each Fund paid to the Distributor both distribution and service fees at an annual rate expressed as a percentage of average daily net assets. The distribution fee was 0.75% for Class B and C shares and 0.25% for R shares.

The service fee was 0.25% for Class B, C, and R shares. Under the Class A Plan and the Advisor Class Plan, each Fund paid the Distributor service fees at an annual rate of 0.25% of the average daily net assets attributable to the applicable share class. Effective October 1, 2012, the Advisor Class Plan was terminated and the related 0.25% service fee imposed under that plan was eliminated. There are no distribution and service fees for Class I and Class P shares. The distribution and service fees were accrued daily. For the year ended March 31, 2013, the Distributor, acting as underwriter, received net commissions (front-end sales charges) of $21,644,094 from the sale of Class A shares and received $979,090 in CDSC from redemptions of Class A, B and C shares.

6. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, ADMINISTRATION FEES, DISTRIBUTION AND SERVICE FEES AND EXPENSES FOR SUPPORT SERVICES

The Adviser, the Distributor and Pacific Life are related parties. The advisory fees earned by the Adviser, the administration fees earned by Pacific Life, the distribution and service fees earned by the Distributor, including any fee waivers, and expenses for support services recovered by PLFA and Pacific Life (see Note 5) from each Fund covered in this report for the year ended March 31, 2013 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of March 31, 2013 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has entered into expense limitation agreements with the Trust and has contractually agreed to reimburse each Fund for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets. These operating expenses include, but are not limited to, administration fees, organizational expenses, custody expenses, expenses for audit, tax and certain legal services, preparation, printing, filing and distribution to existing shareholders of proxies, prospectuses and shareholder reports and other regulatory documents as applicable, independent trustees’ fees and establishing, overseeing and administering the Trust’s compliance program. These operating expenses do not include investment advisory fees; distribution and/or service fees; dividends on securities sold short; acquired fund fees and expenses; interest; taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses and extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of each Fund’s business. The current expense cap for the Class A, Class B, Class C and Class R shares of each Portfolio Optimization Fund is 0.15% through July 31, 2015 and 0.30% thereafter through July 31, 2022; the Adviser Class shares expense cap is 0.20% through December 31, 2015 and 0.30% thereafter through July 31, 2023. The current expense cap for the PL Short Duration Income Fund, PL Strategic Income Fund and PL High Income Fund is 0.20% through July 31, 2015. The current expense cap for the PL Income Fund is 0.15% through July 31, 2014 and 0.20% thereafter through July 31, 2015. The current expense cap for the PL Floating Rate Income Fund is 0.15% through December 31, 2014 and 0.20% thereafter through July 31, 2015. The current expense cap for the PL Money Market Fund is 0.30% through July 31, 2013. There is no guarantee that PLFA will continue to reimburse expenses upon the expiration of the applicable expense caps.

Any expense reimbursements are subject to repayment to PLFA for a period of time as permitted under regulatory and accounting guidance (currently 3 years from the end of the fiscal year in which the reimbursement or reduction took place) to the extent such expenses fall below the current expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the Fund, but not above the expense cap. There was no recoupment of expense reimbursement by PLFA from any Funds covered in this report during the year ended March 31, 2013.

For the PL Money Market Fund, in addition to the above expense cap, PLFA, the Administrator and/or the Distributor have agreed, temporarily, to waive all or a portion of their fees, to the extent necessary to prevent the Fund’s expenses from exceeding earnings (i.e., to prevent the Fund from having a negative yield). However, there can be no assurance that a negative yield will not occur. Any fee waivers for the PL Money Market Fund are not subject to repayment to PLFA, the Administrator and/or the Distributor. There is no guarantee that PLFA, the Administrator, and/or the Distributor will continue to waive a portion of their fees in the future.

The Adviser expense reimbursement, the advisory fee waiver, the administration fee waiver, and the service fee waiver, if any, of each of the applicable Funds covered in this report for the year ended March 31, 2013 are presented in the Statements of Operations. Any amounts that remained due from the Adviser as of March 31, 2013 are presented in the Statements of Assets and Liabilities.

D-7

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The cumulative reimbursement and fee reduction amounts, if any, as of March 31, 2013 that are subject to repayment for each Fund covered in this report are as follows:

	Expiration Date
Funds	3/31/2014	3/31/2015	3/31/2016
PL Portfolio Optimization Conservative	$486,514	$406,199	$504,164
PL Portfolio Optimization Moderate-Conservative	467,467	416,693	475,646
PL Portfolio Optimization Moderate	1,294,312	1,027,703	1,124,770
PL Portfolio Optimization Moderate-Aggressive	1,124,694	807,014	814,333
PL Portfolio Optimization Aggressive	477,661	316,090	306,272
PL Short Duration Income		42,485	97,734
PL Income	85,763	651,413	1,323,370
PL Strategic Income		45,025	118,217
PL Floating Rate Income		123,956	347,661
PL High Income		42,254	97,325
PL Money Market	112,758	93,514	110,746

Total	$4,049,169	$3,972,346	$5,320,238

Due to the current regulatory and accounting guidance, all expense reimbursements made by the Adviser for the period September 28, 2001 (the Pacific Life Funds’ commencement date of operations) to March 31, 2010 expired for future recoupment as of March 31, 2013. Based on the Trust’s experience, the likelihood of repayment by a Fund for the amounts presented in the table above prior to the expiration is considered remote and no liabilities for such repayments were recorded by any Fund as of March 31, 2013.

C. INVESTMENTS IN AFFILIATED FUNDS

As of March 31, 2013, each of the Portfolio Optimization Funds (aggregate of Classes A, B, C, R and Advisor Class) owned Class P shares in each of the applicable affiliated PL Underlying Funds. A summary of transactions for the year ended March 31, 2013 and total investments by each of the Portfolio Optimization Funds in each PL Underlying Fund as of March 31, 2013 is as follows:

Fund/Underlying Fund	Beginning Value as of April 1, 2012	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2013
							Ending Value	Shares Balance
PL Portfolio Optimization Conservative Fund
PL Floating Rate Loan	$35,101,966	$6,437,547	$1,395,021	$11,736,035	$77,863	$361,934	$31,638,296	3,089,677
PL Inflation Managed	68,199,217	13,318,715	2,211,361	35,189,275	6,534,081	(4,468,190)	50,605,909	5,195,679
PL Managed Bond	145,233,374	37,188,180	5,359,439	17,318,484	2,115,299	3,159,112	175,736,920	15,817,905
PL Short Duration Bond	53,261,770	29,736,744	1,014,297	7,892,475	(5,218)	265,816	76,380,934	7,547,523
PL Emerging Markets Debt	—	32,380,291	553,887	10,202,346	616,220	1,029,387	24,377,439	2,315,046
PL Comstock	15,809,818	8,687,991	254,804	5,922,127	377,318	3,066,125	22,273,929	1,546,801
PL Growth LT	—	3,427,460	43,359	20,605	116	232,847	3,683,177	264,406
PL Large-Cap Growth	8,315,703	2,189,300	—	1,078,966	658,197	247,735	10,331,969	993,459
PL Large-Cap Value	19,630,552	5,372,543	400,282	4,873,641	167,966	2,737,567	23,435,269	1,678,744
PL Main Street Core	7,786,550	4,551,820	78,238	5,620,398	648,964	39,642	7,484,816	613,510
PL Mid-Cap Equity	11,699,118	2,813,284	50,177	6,750,438	409,851	(191,212)	8,030,780	730,071
PL Mid-Cap Growth	—	9,317,902	8,256	4,918,890	74,095	294,435	4,775,798	556,620
PL International Large-Cap	11,739,271	4,800,370	173,069	6,331,078	703,143	725,228	11,810,003	716,626
PL International Value	7,620,789	3,752,008	139,974	4,937,057	526,007	82,358	7,184,079	789,459
PL Currency Strategies	—	14,689,117	—	88,306	1,302	467,889	15,070,002	1,460,271
PL Global Absolute Return	—	29,378,234	18,124	176,611	1,094	556,124	29,776,965	2,922,175
PL Precious Metals	—	5,269,193	660	29,436	(3,263)	(862,361)	4,374,793	532,213
	$384,398,128	$213,310,699	$11,700,948	$123,086,168	$12,903,035	$7,744,436	$506,971,078

PL Portfolio Optimization Moderate-Conservative Fund
PL Floating Rate Loan	$26,122,815	$6,164,909	$1,251,416	$3,916,609	$64,212	$355,678	$30,042,421	2,933,830
PL Inflation Managed	51,388,726	13,828,836	1,626,429	26,333,550	5,158,167	(3,443,116)	42,225,492	4,335,266
PL Managed Bond	103,929,699	25,624,992	3,153,212	24,691,885	1,875,866	2,223,170	112,115,054	10,091,364
PL Short Duration Bond	37,087,423	22,488,704	686,772	5,104,544	27,939	192,586	55,378,880	5,472,221
PL Emerging Markets Debt	—	14,885,303	374,970	273,280	38,511	682,836	15,708,340	1,491,770
PL Comstock	22,937,445	6,578,444	353,279	3,211,851	64,526	4,461,035	31,182,878	2,165,478
PL Growth LT	8,162,251	2,266,758	56,867	5,585,390	560,464	(610,239)	4,850,711	348,220
PL Large-Cap Growth	16,703,941	5,302,170	—	5,450,253	1,302,944	(98,051)	17,760,751	1,707,765
PL Large-Cap Value	30,886,858	8,208,287	676,458	4,167,423	144,316	4,897,267	40,645,763	2,911,588
PL Main Street Core	19,364,841	8,308,058	328,012	4,622,253	284,028	2,058,360	25,721,046	2,108,282
PL Mid-Cap Equity	15,326,405	2,041,166	62,408	7,438,912	(8,574)	254,119	10,236,612	930,601
PL Mid-Cap Growth	8,475,728	584,338	15,193	3,747,796	(168,306)	(129,158)	5,029,999	586,247
PL Small-Cap Growth	—	5,827,977	—	147,962	1,098	960,261	6,641,374	499,727
PL Small-Cap Value	3,730,125	739,234	73,087	88,379	(262)	707,892	5,161,697	424,831
PL Emerging Markets	4,088,047	3,990,852	51,310	375,657	(16,874)	648,537	8,386,215	589,748
PL International Large-Cap	20,120,603	4,426,889	318,742	5,640,502	562,777	1,459,958	21,248,467	1,289,349
PL International Value	11,742,921	5,656,590	339,196	3,941,796	(95,569)	1,287,125	14,988,467	1,647,084
PL Currency Strategies	—	13,569,936	—	47,261	992	433,379	13,957,046	1,352,427
PL Global Absolute Return	—	28,499,194	16,708	94,521	28	521,667	28,943,076	2,840,341
PL Precious Metals	—	10,738,104	1,217	31,506	(5,149)	(1,593,086)	9,109,580	1,108,221
	$380,067,828	$189,730,741	$9,385,276	$104,911,330	$9,791,134	$15,270,220	$499,333,869

D-8

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund/Underlying Fund	Beginning Value as of April 1, 2012	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2013
							Ending Value	Shares Balance
PL Portfolio Optimization Moderate Fund
PL Floating Rate Loan	$50,882,158	$7,013,621	$2,037,637	$12,110,738	$133,364	$591,539	$48,547,581	4,740,975
PL Inflation Managed	111,021,687	18,857,712	1,987,264	82,242,539	10,250,993	(5,996,046)	53,879,071	5,531,732
PL Managed Bond	172,681,481	41,281,810	5,535,375	29,787,377	3,126,974	3,773,529	196,611,792	17,696,831
PL Short Duration Bond	50,536,332	37,128,057	951,226	11,010,972	110,926	262,171	77,977,740	7,705,310
PL Emerging Markets Debt	—	33,582,676	860,510	406,084	96,930	1,581,572	35,715,604	3,391,795
PL Comstock	80,926,793	18,205,711	1,187,542	10,587,522	(434,980)	15,490,500	104,788,044	7,276,948
PL Growth LT	40,803,800	6,864,959	216,040	28,855,229	1,777,981	(2,391,807)	18,415,744	1,322,020
PL Large-Cap Growth	53,695,918	9,793,113	—	12,251,108	3,558,869	208,567	55,005,359	5,288,977
PL Large-Cap Value	102,395,841	25,875,679	2,128,079	17,026,512	1,128,241	15,040,021	129,541,349	9,279,466
PL Main Street Core	72,466,065	18,688,375	990,946	16,906,043	1,355,378	5,455,764	82,050,485	6,725,450
PL Mid-Cap Equity	61,135,915	10,119,972	283,788	22,961,565	(1,401,256)	3,610,503	50,787,357	4,617,032
PL Mid-Cap Growth	21,228,466	3,803,994	58,222	5,697,390	(140,869)	20,484	19,272,907	2,246,260
PL Small-Cap Growth	10,181,466	3,723,045	—	165,971	(4,503)	1,816,396	15,550,433	1,170,085
PL Small-Cap Value	30,238,045	9,278,076	650,649	484,376	(9,999)	6,260,382	45,932,777	3,780,475
PL Real Estate	20,203,471	3,027,516	302,637	277,799	(8,459)	1,917,646	25,165,012	1,840,893
PL Emerging Markets	31,173,205	13,507,269	282,028	832,524	(64,205)	3,075,575	47,141,348	3,315,144
PL International Large-Cap	82,466,664	6,561,938	1,275,808	20,165,971	146,659	7,604,710	77,889,808	4,726,323
PL International Value	30,144,471	23,595,391	1,300,341	6,011,743	(836,546)	5,509,281	53,701,195	5,901,230
PL Currency Strategies	—	46,584,359	—	59,740	(111)	1,455,855	47,980,363	4,649,260
PL Global Absolute Return	—	59,399,700	35,307	74,675	(197)	1,095,724	60,455,859	5,932,862
PL Precious Metals	—	26,143,435	3,085	29,870	(756)	(4,049,274)	22,066,620	2,684,504
	$1,022,181,778	$423,036,408	$20,086,484	$277,945,748	$18,784,434	$62,333,092	$1,268,476,448

PL Portfolio Optimization Moderate-Aggressive Fund
PL Inflation Managed	$57,292,440	$6,584,883	$693,596	$49,232,274	$5,281,028	($2,969,088)	$17,650,585	1,812,175
PL Managed Bond	57,670,797	23,135,765	2,125,233	11,871,371	1,395,393	1,160,965	73,616,782	6,626,173
PL Short Duration Bond	14,493,982	6,739,769	153,852	7,681,797	129,002	30,189	13,864,997	1,370,059
PL Emerging Markets Debt	—	9,518,983	253,360	191,672	27,632	468,717	10,077,020	956,982
PL Comstock	66,059,556	20,901,366	857,841	20,349,471	(470,492)	12,093,293	79,092,093	5,492,506
PL Growth LT	44,915,791	1,868,357	175,022	29,684,528	1,762,673	(2,260,385)	16,776,930	1,204,374
PL Large-Cap Growth	38,341,867	4,562,177	—	904,090	2,539,844	764,808	45,304,606	4,356,212
PL Large-Cap Value	81,402,000	28,511,049	1,589,222	24,400,774	2,222,203	10,537,140	99,860,840	7,153,355
PL Main Street Core	67,171,262	3,716,012	972,208	3,254,458	150,468	5,655,978	74,411,470	6,099,301
PL Mid-Cap Equity	57,904,304	4,333,472	319,629	12,841,901	(1,392,722)	4,041,636	52,364,418	4,760,402
PL Mid-Cap Growth	29,526,051	3,914,977	65,711	10,168,768	(71,849)	(560,879)	22,705,243	2,646,299
PL Small-Cap Growth	14,442,682	1,533,746	—	317,594	9,871	1,935,398	17,604,103	1,324,613
PL Small-Cap Value	35,788,864	10,476,225	756,549	941,422	(11,391)	7,297,135	53,365,960	4,392,260
PL Real Estate	22,694,774	254,547	296,698	541,985	10,746	1,935,188	24,649,968	1,803,216
PL Emerging Markets	36,453,408	3,508,406	245,667	1,505,241	(108,460)	2,185,690	40,779,470	2,867,755
PL International Large-Cap	66,066,327	4,906,288	1,097,453	11,324,017	(239,576)	6,427,365	66,933,840	4,061,519
PL International Value	42,879,424	12,368,434	1,308,216	6,344,983	(2,687,100)	6,451,295	53,975,286	5,931,350
PL Currency Strategies	—	31,074,797	—	42,438	402	993,184	32,025,945	3,103,289
PL Global Absolute Return	—	39,978,605	23,980	53,047	(119)	742,635	40,692,054	3,993,332
PL Precious Metals	—	25,952,252	3,143	31,829	(2,987)	(4,122,744)	21,797,835	2,651,805
	$733,103,529	$243,840,110	$10,937,380	$191,683,660	$8,544,566	$52,807,520	$857,549,445

PL Portfolio Optimization Aggressive Fund
PL Managed Bond	$7,013,338	$1,910,116	$216,196	$2,150,136	$137,536	$138,775	$7,265,825	653,990
PL Comstock	21,587,180	6,718,416	272,353	7,907,805	42,767	3,587,951	24,300,862	1,687,560
PL Growth LT	14,466,008	205,493	58,600	9,599,533	1,191,836	(1,423,606)	4,898,798	351,672
PL Large-Cap Growth	12,173,884	2,187,825	—	1,424,725	942,750	61,454	13,941,188	1,340,499
PL Large-Cap Value	28,681,436	8,626,203	496,314	11,219,156	756,346	3,257,462	30,598,605	2,191,877
PL Main Street Core	26,682,081	1,788,097	301,985	7,717,563	233,755	1,517,010	22,805,365	1,869,292
PL Mid-Cap Equity	19,035,285	1,223,872	105,346	4,354,487	(157,134)	1,103,042	16,955,924	1,541,448
PL Mid-Cap Growth	14,338,560	2,048,122	28,276	6,222,436	177,716	(615,716)	9,754,522	1,136,891
PL Small-Cap Growth	11,735,785	901,652	—	2,662,869	195,605	925,369	11,095,542	834,879
PL Small-Cap Value	16,400,533	3,397,707	304,896	1,785,557	11,475	2,842,096	21,171,150	1,742,482
PL Real Estate	9,772,549	989,228	126,001	1,395,325	63,280	750,146	10,305,879	753,905
PL Emerging Markets	13,759,699	1,550,314	88,608	1,625,678	(41,740)	757,290	14,488,493	1,018,881
PL International Large-Cap	23,517,244	1,830,592	350,771	6,599,681	701,440	1,296,422	21,096,788	1,280,145
PL International Value	18,741,800	1,853,944	405,940	5,358,521	(1,544,387)	2,566,219	16,664,995	1,831,318
PL Currency Strategies	—	9,398,344	—	122,921	1,155	296,916	9,573,494	927,664
PL Global Absolute Return	—	12,038,811	7,208	153,649	148	221,939	12,114,457	1,188,857
PL Precious Metals	—	10,365,743	1,260	122,921	(7,312)	(1,642,891)	8,593,879	1,045,484
	$237,905,382	$67,034,479	$2,763,754	$70,422,963	$2,705,236	$15,639,878	$255,625,766

(1)	Purchased cost excludes distributions received and reinvested, if any.
(2)	Distributions received include distributions from net investment income from the PL Underlying Funds, if any.
(3)	Net realized gain (loss) includes distributions from capital gains from the PL Underlying Funds, if any.

D-9

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

As of March 31, 2013, Pacific Life owned the following percentages of the total (aggregate of Class A, C, I and Advisor Class) shares outstanding of each of the following Funds:

Fund	Ownership Percentage
PL Short Duration Income	26.36%
PL Strategic Income	39.33%
PL High Income	58.25%

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations.

Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each Fund at the time of such deferral and are payable in accordance with the Plan. Deferral amounts are treated as though equivalent dollar amounts had been invested in shares of certain Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance, at NAV of Class A shares of the corresponding Portfolio Optimization Funds, PL Alternative Strategies Fund, PL Short Duration Income Fund, PL Income Fund, PL Strategic Income Fund, PL Floating Rate Income Fund, PL High Income Fund and/or PL Money Market Fund, and/or Class P shares of the corresponding PL Underlying Funds without a sales load. The obligation of each Fund under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the year ended March 31, 2013, such expenses were increased by $2,165 for all applicable Funds covered in this report as a result of the market value appreciation on such accounts. As of March 31, 2013, the total amount in the DCP Liability accounts was $9,507 for all applicable Funds covered in this report.

E. OFFICERS OF THE TRUST

None of the officers of the Trust received compensation from the Trust.

F. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

7. UNFUNDED SENIOR LOAN COMMITMENTS

Unfunded loan commitments on senior loan participations and assignments (Note 4), if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable Fund’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset (unfunded loan commitment appreciation) or a liability (unfunded loan commitment depreciation) and any change in net unrealized appreciation or depreciation for the reporting period is recorded as a change in net unrealized appreciation or depreciation on unfunded loan commitment. As of March 31, 2013, no unfunded loan commitments were held by any Funds covered in this report.

8. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investments (excluding short-term investments and the PL Money Market Fund since it trades exclusively in short-term debt investments) for the year ended March 31, 2013, are summarized in the following table:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
PL Portfolio Optimization Conservative	$—	$—	$233,674,907	$123,086,168
PL Portfolio Optimization Moderate-Conservative	—	—	205,652,260	104,911,330
PL Portfolio Optimization Moderate	—	—	454,118,776	277,945,748
PL Portfolio Optimization Moderate-Aggressive	—	—	260,678,029	191,683,660
PL Portfolio Optimization Aggressive	—	—	70,980,837	70,422,963
PL Short Duration Income	—	254,150	66,719,715	31,618,078
PL Income	33,320,908	30,306,808	996,793,189	765,145,071
PL Strategic Income	725,625	1,142,268	130,294,238	98,225,076
PL Floating Rate Income	—	—	363,511,167	196,584,610
PL High Income	—	—	21,270,861	15,094,470

D-10

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

9. FEDERAL INCOME TAX INFORMATION

Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). A Fund that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Each Fund declared and paid sufficient dividends on net investment income and capital gains distributions during the year or period ended March 31, 2013, to qualify as a RIC and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined in accordance with income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. These differences are primarily due to differing treatments for short-term capital gain distributions received, late year ordinary and post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of capital accounts. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

The following table shows the accumulated capital losses and components of distributable earnings on a tax basis, and late year ordinary losses and post-October capital losses deferred, if any, for tax purposes as of March 31, 2013:

		Distributable Earnings		Late Year Ordinary and Post-October Losses Deferrals
Fund	Accumulated Capital Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late-Year Ordinary Losses	Short-Term Capital Losses	Total
PL Portfolio Optimization Conservative	$—	$311,305	$4,692,498	$—	$—	$—
PL Portfolio Optimization Moderate-Conservative	—	—	1,192,253	(30,412)	—	(30,412)
PL Portfolio Optimization Moderate	(7,260,601)	1,109,295	—	—	—	—
PL Portfolio Optimization Moderate-Aggressive	(26,832,370)	1,258,078	—	—	—	—
PL Portfolio Optimization Aggressive	(24,677,921)	108,933	—	—	—	—
PL Short Duration Income	—	155,546	48,378	—	—	—
PL Income	—	5,729,942	1,554,717	—	—	—
PL Strategic Income	—	823,253	150,134	—	—	—
PL Floating Rate Income	—	1,188,346	105,168	—	—	—
PL High Income	—	156,986	76,957	—	—	—
PL Money Market	(145)	—	—	—	—	—

Accumulated capital losses represent net capital loss carryovers as of March 31, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), each Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. Each Fund’s first fiscal year end subject to the Modernization Act was March 31, 2012. The following table shows the expiration dates for capital loss carryover from pre-enactment taxable years and the amounts of capital loss carryover, if any, by each of the applicable Funds as of March 31, 2013:

	Pre-Enactment		Post-Enactment
			Unlimited Period of Net		Accumulated Capital Loss Carryover
	Net Capital Loss Carryover Expiring in		Capital Loss Carryover
Fund	2018	2019	Short-Term	Long-Term
PL Portfolio Optimization Moderate	($3,387,905)	($3,872,696)	$—	$—	($7,260,601)
PL Portfolio Optimization Moderate-Aggressive	(22,723,265)	(4,109,105)	—	—	(26,832,370)
PL Portfolio Optimization Aggressive	(21,647,525)	(3,030,396)	—	—	(24,677,921)
PL Money Market	—	—	(145)	—	(145)

D-11

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The aggregate Federal tax cost of investments and the composition of unrealized appreciation and depreciation on investments as of March 31, 2013, were as follows:

Fund	Total Cost of Investments on Tax Basis	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments	Net Unrealized Appreciation (Depreciation) on Other (1)	Net Unrealized Appreciation (Depreciation)
PL Portfolio Optimization Conservative	$476,140,783	$36,941,352	($6,111,057)	$30,830,295	$—	$30,830,295
PL Portfolio Optimization Moderate-Conservative	452,885,134	53,994,724	(7,545,989)	46,448,735	—	46,448,735
PL Portfolio Optimization Moderate	1,105,670,359	179,630,844	(16,824,755)	162,806,089	—	162,806,089
PL Portfolio Optimization Moderate-Aggressive	725,782,189	150,175,010	(18,407,754)	131,767,256	—	131,767,256
PL Portfolio Optimization Aggressive	208,566,395	60,783,336	(13,723,965)	47,059,371	—	47,059,371
PL Short Duration Income	50,253,298	545,385	(11,850)	533,535	—	533,535
PL Income	587,749,899	10,796,059	(735,376)	10,060,683	—	10,060,683
PL Strategic Income	52,646,388	1,550,153	(117,548)	1,432,605	(82)	1,432,523
PL Floating Rate Income	260,727,640	3,523,540	(236,553)	3,286,987	—	3,286,987
PL High Income	14,298,437	657,526	(28,653)	628,873	31	628,904
PL Money Market	29,647,269	—	—	—	—	—

(1)	Other includes net appreciation or depreciation on assets and liabilities in foreign currencies, if any.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Each Fund is required to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. As a result of each Fund’s evaluation, as of and during the year ended March 31, 2013, each Fund did not record a liability for any unrecognized tax benefits. Each Fund’s policy is to recognize interest and penalties on unrecognized tax benefits in income tax expense. During the year ended March 31, 2013, none of the Funds covered in this report incurred any interest or penalties. Each Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Each Fund remains subject to examination by Federal and State tax authorities (principal state jurisdictions include California and Delaware) for the tax years ended March 31, 2010 through March 31, 2013 for Federal purposes and March 31, 2009 through March 31, 2013 for State purposes.

10. TAX CHARACTER OF DISTRIBUTIONS

The tax character of income and capital gain distributions to shareholders during the years or periods ended March 31, 2013 and 2012, were as follows:

	For the Year Ended March 31, 2013			For the Year or Period Ended March 31, 2012
Fund	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
PL Portfolio Optimization Conservative	$13,483,260	$1,941,221	$15,424,481	$7,728,384	$866,047	$8,594,431
PL Portfolio Optimization Moderate-Conservative	9,424,340	—	9,424,340	5,748,565	—	5,748,565
PL Portfolio Optimization Moderate	15,773,113	—	15,773,113	10,718,539	—	10,718,539
PL Portfolio Optimization Moderate-Aggressive	6,080,007	—	6,080,007	4,781,380	—	4,781,380
PL Portfolio Optimization Aggressive	1,000,003	—	1,000,003	575,812	—	575,812
PL Short Duration Income	644,329	—	644,329	59,453	—	59,453
PL Income	24,411,888	628,377	25,040,265	5,113,218	—	5,113,218
PL Strategic Income	2,270,755	—	2,270,755	190,597	—	190,597
PL Floating Rate Income	5,581,382	—	5,581,382	1,286,518	—	1,286,518
PL High Income	901,637	—	901,637	117,780	—	117,780

11. RECLASSIFICATION OF ACCOUNTS

During the year or period ended March 31, 2013, reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to non-deductible expenses and treatment of net operating losses and capital gains under Federal tax rules versus U.S. GAAP.

D-12

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund	Paid-in Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)
PL Portfolio Optimization Conservative	$—	$6,586,732	($6,586,732)
PL Portfolio Optimization Moderate-Conservative	—	3,933,931	(3,933,931)
PL Portfolio Optimization Moderate	—	5,728,387	(5,728,387)
PL Portfolio Optimization Moderate-Aggressive	—	2,202,715	(2,202,715)
PL Portfolio Optimization Aggressive	—	161,281	(161,281)
PL Short Duration Income	(6,590)	6,590	—
PL Strategic Income	(6,699)	8,334	(1,635)
PL Floating Rate Income	—	(38)	38
PL High Income	(2,938)	3,477	(539)
PL Money Market	(365)	365	—

12. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Changes in shares of beneficial interest of each Fund for years or periods ended March 31, 2013 and 2012 were as follows:

	PL Portfolio Optimization Conservative Fund (1)		PL Portfolio Optimization Moderate-Conservative Fund (1)		PL Portfolio Optimization Moderate Fund (1)		PL Portfolio Optimization Moderate-Aggressive Fund (1)
	Year or Period Ended 3/31/2013	Year Ended 3/31/2012	Year or Period Ended 3/31/2013	Year Ended 3/31/2012	Year or Period Ended 3/31/2013	Year Ended 3/31/2012	Year or Period Ended 3/31/2013	Year Ended 3/31/2012
Class A
Shares sold	9,555,985	9,414,786	7,963,161	7,831,859	16,343,831	18,477,094	8,430,453	10,012,961
Dividends and distribution reinvested	610,375	365,940	420,884	271,273	770,456	571,355	340,116	296,921
Shares repurchased	(6,465,096)	(5,234,709)	(4,318,443)	(3,599,667)	(9,237,993)	(9,238,552)	(5,509,217)	(5,875,333)
Net increase	3,701,264	4,546,017	4,065,602	4,503,465	7,876,294	9,809,897	3,261,352	4,434,549
Beginning shares outstanding	16,529,635	11,983,618	16,318,684	11,815,219	42,230,380	32,420,483	29,438,756	25,004,207
Ending shares outstanding	20,230,899	16,529,635	20,384,286	16,318,684	50,106,674	42,230,380	32,700,108	29,438,756
Class B
Shares sold	1,120,671	1,221,610	1,090,064	1,382,047	2,362,221	2,768,421	1,361,711	1,820,845
Dividends and distribution reinvested	92,587	55,798	65,283	44,056	98,836	75,743	31,423	28,570
Shares repurchased	(509,261)	(322,557)	(599,280)	(409,613)	(1,424,938)	(1,163,612)	(1,193,147)	(1,069,955)
Net increase	703,997	954,851	556,067	1,016,490	1,036,119	1,680,552	199,987	779,460
Beginning shares outstanding	3,022,111	2,067,260	3,560,056	2,543,566	9,485,382	7,804,830	7,802,346	7,022,886
Ending shares outstanding	3,726,108	3,022,111	4,116,123	3,560,056	10,521,501	9,485,382	8,002,333	7,802,346
Class C
Shares sold	8,139,305	7,994,971	5,923,824	5,134,378	9,333,385	9,843,078	4,830,609	5,151,759
Dividends and distribution reinvested	489,660	265,270	246,945	142,867	307,135	217,096	85,286	67,782
Shares repurchased	(3,525,119)	(4,677,810)	(2,454,247)	(2,262,176)	(5,356,599)	(6,101,604)	(3,457,043)	(3,665,505)
Net increase	5,103,846	3,582,431	3,716,522	3,015,069	4,283,921	3,958,570	1,458,852	1,554,036
Beginning shares outstanding	14,487,979	10,905,548	12,635,509	9,620,440	30,143,771	26,185,201	20,950,979	19,396,943
Ending shares outstanding	19,591,825	14,487,979	16,352,031	12,635,509	34,427,692	30,143,771	22,409,831	20,950,979
Class R
Shares sold	448,640	463,890	169,324	689,513	1,002,477	990,223	537,806	777,958
Dividends and distribution reinvested	32,002	25,463	11,455	27,509	28,875	23,691	11,279	14,124
Shares repurchased	(346,805)	(355,060)	(190,444)	(1,528,021)	(656,319)	(1,106,493)	(395,743)	(1,040,572)
Net increase (decrease)	133,837	134,293	(9,665)	(810,999)	375,033	(92,579)	153,342	(248,490)
Beginning shares outstanding	953,982	819,689	546,947	1,357,946	1,905,643	1,998,222	1,186,539	1,435,029
Ending shares outstanding	1,087,819	953,982	537,282	546,947	2,280,676	1,905,643	1,339,881	1,186,539
Advisor Class
Shares sold	119,752		72,694		260,077		185,157
Dividends and distribution reinvested	—		—		—		—
Shares repurchased	(5)		—		—		—
Net increase	119,747		72,694		260,077		185,157
Beginning shares outstanding	—		—		—		—
Ending shares outstanding	119,747		72,694		260,077		185,157

(1)	Advisor Class shares of the PL Portfolio Optimization Funds commenced operations on December 31, 2012.

D-13

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	PL Portfolio Optimization Aggressive Fund (1)		PL Short Duration Income Fund (2)		PL Income Fund (3)		PL Strategic Income Fund (2)
	Year or Period Ended 3/31/2013	Year Ended 3/31/2012	Year or Period Ended 3/31/2013	Period Ended 3/31/2012	Year or Period Ended 3/31/2013	Period Ended 3/31/2012	Year or Period Ended 3/31/2013	Period Ended 3/31/2012
Class A
Shares sold	2,482,556	2,681,939	2,423,165		24,375,409	25,930,108	1,968,516
Dividends and distribution reinvested	70,593	47,941	11,585		1,274,846	224,292	41,118
Shares repurchased	(2,429,225)	(2,280,849)	(275,783)		(18,412,186)	(3,339,586)	(143,365)
Net increase	123,924	449,031	2,158,967		7,238,069	22,814,814	1,866,269
Beginning shares outstanding	9,745,244	9,296,213	—		23,336,646	521,832	—
Ending shares outstanding	9,869,168	9,745,244	2,158,967		30,574,715	23,336,646	1,866,269
Class B
Shares sold	342,244	435,514
Dividends and distribution reinvested	698	—
Shares repurchased	(449,859)	(382,304)
Net increase (decrease)	(106,917)	53,210
Beginning shares outstanding	2,603,681	2,550,471
Ending shares outstanding	2,496,764	2,603,681
Class C
Shares sold	1,425,644	2,135,369	1,037,630		8,841,353	7,455,154	774,544
Dividends and distribution reinvested	2,871	—	5,815		453,539	51,918	16,763
Shares repurchased	(1,484,191)	(2,178,209)	(56,887)		(1,834,101)	(279,689)	(83,071)
Net increase (decrease)	(55,676)	(42,840)	986,558		7,460,791	7,227,383	708,236
Beginning shares outstanding	6,240,042	6,282,882	—		7,227,383	—	—
Ending shares outstanding	6,184,366	6,240,042	986,558		14,688,174	7,227,383	708,236
Class R
Shares sold	193,028	360,732
Dividends and distribution reinvested	2,638	1,331
Shares repurchased	(189,303)	(282,883)
Net increase	6,363	79,180
Beginning shares outstanding	533,714	454,534
Ending shares outstanding	540,077	533,714
Class I
Shares sold			27,031	1,202,305	68,421	103,371	142,908	1,692,857
Dividends and distribution reinvested			36,099	5,874	6,379	91,641	139,813	18,364
Shares repurchased			—	—	(32,427)	(5,117,325)	(16,558)	—
Net increase (decrease)			63,130	1,208,179	42,373	(4,922,313)	266,163	1,711,221
Beginning shares outstanding			1,208,179	—	121,696	5,044,009	1,711,221	—
Ending shares outstanding			1,271,309	1,208,179	164,069	121,696	1,977,384	1,711,221
Advisor Class
Shares sold	16,463		393,447		8,605,542		137,777
Dividends and distribution reinvested	—		3,791		78,443		2,852
Shares repurchased	—		(96,309)		(98,760)		(478)
Net increase	16,463		300,929		8,585,225		140,151
Beginning shares outstanding	—		—		—		—
Ending shares outstanding	16,463		300,929		8,585,225		140,151

(1)	Advisor Class shares of the PL Portfolio Optimization Funds commenced operations on December 31, 2012.
(2)	Class I shares of the PL Short Duration Income Fund and PL Strategic Income Fund commenced operations on December 19, 2011, and Class A, Class C and Advisor Class shares commenced operations on June 29, 2012.
(3)	Class C shares of the PL Income Fund commenced operations on June 30, 2011 and Advisor Class shares commenced operations on June 29, 2012.

D-14

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	PL Floating Rate Income Fund (1)		PL High Income Fund (2)		PL Money Market Fund (3)
	Year or Period Ended 3/31/2013	Period Ended 3/31/2012	Year or Period Ended 3/31/2013	Period Ended 3/31/2012	Year or Period Ended 3/31/2013	Year Ended 3/31/2012
Class A
Shares sold	11,622,923	1,196,731	346,748		42,618,839	45,578,881
Dividends and distribution reinvested	204,727	4,943	10,556		—	—
Shares repurchased	(1,072,728)	(2,608)	(44,027)		(47,369,048)	(51,953,637)
Net increase (decrease)	10,754,922	1,199,066	313,277		(4,750,209)	(6,374,756)
Beginning shares outstanding	1,199,066	—	—		32,078,570	38,453,326
Ending shares outstanding	11,953,988	1,199,066	313,277		27,328,361	32,078,570
Class B
Shares sold					1,053,696
Dividends and distribution reinvested					—
Shares repurchased					(481,969)
Net increase					571,727
Beginning shares outstanding					—
Ending shares outstanding					571,727
Class C
Shares sold	5,751,227	338,818	268,167		5,087,169
Dividends and distribution reinvested	76,451	719	5,164		—
Shares repurchased	(127,622)	(4,631)	(75,814)		(3,347,348)
Net increase	5,700,056	334,906	197,517		1,739,821
Beginning shares outstanding	334,906	—	—		—
Ending shares outstanding	6,034,962	334,906	197,517		1,739,821
Class I
Shares sold	460,598	4,034,813	18,696	700,000
Dividends and distribution reinvested	118,470	119,051	64,838	11,256
Shares repurchased	(3,706,713)	(2,039)	(90)	—
Net increase (decrease)	(3,127,645)	4,151,825	83,444	711,256
Beginning shares outstanding	4,151,825	—	711,256	—
Ending shares outstanding	1,024,180	4,151,825	794,700	711,256
Advisor Class
Shares sold	3,941,559		25,118
Dividends and distribution reinvested	26,303		369
Shares repurchased	(568,213)		(503)
Net increase	3,399,649		24,984
Beginning shares outstanding	—		—
Ending shares outstanding	3,399,649		24,984
Class P
Shares sold	1,385
Dividends and distribution reinvested	12
Shares repurchased	(34)
Net increase	1,363
Beginning shares outstanding	—
Ending shares outstanding	1,363

(1)	Class I shares of the PL Floating Rate Income Fund commenced operations on June 30, 2011, Class A and Class C shares commenced operations on December 30, 2011, Advisor Class shares commenced operations on June 29, 2012, and Class P shares commenced operations on December 31, 2012.
(2)	Class I shares of the PL High Income Fund commenced operations on December 19, 2011, and Class A, Class C and Advisor Class shares commenced operations on June 29, 2012.
(3)	Class B and Class C shares of the PL Money Market Fund commenced operations on June 29, 2012.

D-15

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

13. OTHER TAX INFORMATION (Unaudited)

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the year ended March 31, 2013 is as follows:

Fund	Percentage
PL Portfolio Optimization Conservative	6.86%
PL Portfolio Optimization Moderate-Conservative	18.10%
PL Portfolio Optimization Moderate	37.89%
PL Portfolio Optimization Moderate-Aggressive	82.35%
PL Portfolio Optimization Aggressive	100.00%
PL Strategic Income	0.12%

For the year ended March 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
PL Portfolio Optimization Conservative	9.25%
PL Portfolio Optimization Moderate-Conservative	26.23%
PL Portfolio Optimization Moderate	57.33%
PL Portfolio Optimization Moderate-Aggressive	100.00%
PL Portfolio Optimization Aggressive	100.00%
PL Strategic Income	0.13%

Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2014.

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended March 31, 2013. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
PL Portfolio Optimization Conservative	$5,766,275
PL Portfolio Optimization Moderate-Conservative	1,192,254
PL Short Duration Income	48,378
PL Income	2,056,759
PL Strategic Income	150,134
PL Floating Rate Income	105,168
PL High Income	76,957

D-16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Trustees and Shareholders of

Pacific Life Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PL Portfolio Optimization Conservative Fund, PL Portfolio Optimization Moderate-Conservative Fund, PL Portfolio Optimization Moderate Fund, PL Portfolio Optimization Moderate-Aggressive Fund, PL Portfolio Optimization Aggressive Fund, PL Short Duration Income Fund, PL Income Fund, PL Strategic Income Fund, PL Floating Rate Income Fund, PL High Income Fund, and PL Money Market Fund (collectively the “Funds”) (eleven of thirty-three funds comprising Pacific Life Funds) as of March 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (as to the PL Short Duration Income Fund, PL Strategic Income Fund, PL Floating Rate Income Fund, and PL High Income Fund, for the year ended March 31, 2013 and the period from commencement of operations through March 31, 2012), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2013, by correspondence with the custodian, agent banks, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of March 31, 2013, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

May 28, 2013

E-1

PACIFIC LIFE FUNDS

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur two types of costs: (1) transactions costs such as initial sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, which include advisory fees, administration fees, distribution and/or service fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from October 1, 2012 to March 31, 2013.

ACTUAL EXPENSES

The first section of the table for each fund entitled “Actual Fund Return”, provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable fee waivers and expense reimbursements (See Note 6B in Notes to Financial Statements). The “Ending Account Value at 03/31/13” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/12-03/31/13” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from October 1, 2012 to March 31, 2013.

You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/12-03/31/13.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table for each fund, entitled “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable fee waivers and expense reimbursements (See Note 6B in Notes to Financial Statements). It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as initial sales charges (loads) or contingent deferred sales charges. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning Account Value at 10/01/12	Ending Account Value at 03/31/13	Annualized Expense Ratio	Expenses Paid During the Period 10/01/12 - 03/31/13 (1)
PL Portfolio Optimization Conservative Fund (2)
Actual Fund Return
Class A	$1,000.00	$1,028.50	0.60%	$3.03
Class B	1,000.00	1,025.20	1.35%	6.82
Class C	1,000.00	1,024.70	1.35%	6.81
Class R	1,000.00	1,027.40	0.85%	4.30
Advisor Class (3)	1,000.00	1,020.60	0.40%	1.01

Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
Advisor Class (3)	1,000.00	1,022.94	0.40%	2.02
PL Portfolio Optimization Moderate-Conservative Fund (2)
Actual Fund Return
Class A	$1,000.00	$1,044.20	0.60%	$3.06
Class B	1,000.00	1,040.10	1.35%	6.87
Class C	1,000.00	1,040.50	1.35%	6.87
Class R	1,000.00	1,043.00	0.85%	4.33
Advisor Class (3)	1,000.00	1,036.00	0.40%	1.02

Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
Advisor Class (3)	1,000.00	1,022.94	0.40%	2.02
PL Portfolio Optimization Moderate Fund (2)
Actual Fund Return
Class A	$1,000.00	$1,062.80	0.60%	$3.09
Class B	1,000.00	1,058.40	1.35%	6.93
Class C	1,000.00	1,058.50	1.35%	6.93
Class R	1,000.00	1,061.10	0.85%	4.37
Advisor Class (3)	1,000.00	1,052.40	0.40%	1.02

Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
Advisor Class (3)	1,000.00	1,022.94	0.40%	2.02

See explanation of references on page F-2

F-1

PACIFIC LIFE FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/12	Ending Account Value at 03/31/13	Annualized Expense Ratio	Expenses Paid During the Period 10/01/12 - 03/31/13 (1)
PL Portfolio Optimization Moderate-Aggressive Fund (2)
Actual Fund Return
Class A	$1,000.00	$1,077.60	0.60%	$3.11
Class B	1,000.00	1,074.80	1.35%	6.98
Class C	1,000.00	1,074.20	1.35%	6.98
Class R	1,000.00	1,076.90	0.85%	4.40
Advisor Class (3)	1,000.00	1,067.20	0.40%	1.03

Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
Advisor Class (3)	1,000.00	1,022.94	0.40%	2.02
PL Portfolio Optimization Aggressive Fund (2)
Actual Fund Return
Class A	$1,000.00	$1,085.50	0.60%	$3.12
Class B	1,000.00	1,083.90	1.35%	7.01
Class C	1,000.00	1,084.20	1.35%	7.01
Class R	1,000.00	1,085.20	0.85%	4.42
Advisor Class (3)	1,000.00	1,075.60	0.40%	1.03

Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
Advisor Class (3)	1,000.00	1,022.94	0.40%	2.02
PL Short Duration Income Fund
Actual Fund Return
Class A	$1,000.00	$1,021.70	0.85%	$4.28
Class C	1,000.00	1,018.50	1.60%	8.05
Class I	1,000.00	1,023.60	0.60%	3.03
Advisor Class	1,000.00	1,022.70	0.60%	3.03

Hypothetical
Class A	$1,000.00	$1,020.69	0.85%	$4.28
Class C	1,000.00	1,016.95	1.60%	8.05
Class I	1,000.00	1,021.94	0.60%	3.02
Advisor Class	1,000.00	1,021.94	0.60%	3.02
PL Income Fund
Actual Fund Return
Class A	$1,000.00	$1,025.50	0.90%	$4.54
Class C	1,000.00	1,021.90	1.65%	8.32
Class I	1,000.00	1,026.80	0.65%	3.28
Advisor Class	1,000.00	1,026.90	0.65%	3.28

Hypothetical
Class A	$1,000.00	$1,020.44	0.90%	$4.53
Class C	1,000.00	1,016.70	1.65%	8.30
Class I	1,000.00	1,021.69	0.65%	3.28
Advisor Class	1,000.00	1,021.69	0.65%	3.28

	Beginning Account Value at 10/01/12	Ending Account Value at 03/31/13	Annualized Expense Ratio	Expenses Paid During the Period 10/01/12 - 03/31/13 (1)
PL Strategic Income Fund
Actual Fund Return
Class A	$1,000.00	$1,074.20	1.05%	$5.43
Class C	1,000.00	1,070.70	1.80%	9.29
Class I	1,000.00	1,076.60	0.80%	4.14
Advisor Class	1,000.00	1,076.20	0.80%	4.14

Hypothetical
Class A	$1,000.00	$1,019.70	1.05%	$5.29
Class C	1,000.00	1,015.96	1.80%	9.05
Class I	1,000.00	1,020.94	0.80%	4.03
Advisor Class	1,000.00	1,020.94	0.80%	4.03
PL Floating Rate Income Fund
Actual Fund Return
Class A	$1,000.00	$1,047.80	1.05%	$5.36
Class C	1,000.00	1,043.30	1.80%	9.17
Class I	1,000.00	1,047.60	0.80%	4.08
Class P (3)	1,000.00	1,027.40	0.80%	2.02
Advisor Class	1,000.00	1,048.90	0.80%	4.09

Hypothetical
Class A	$1,000.00	$1,019.70	1.05%	$5.29
Class C	1,000.00	1,015.96	1.80%	9.05
Class I	1,000.00	1,020.94	0.80%	4.03
Class P (3)	1,000.00	1,020.94	0.80%	4.03
Advisor Class	1,000.00	1,020.94	0.80%	4.03
PL High Income Fund
Actual Fund Return
Class A	$1,000.00	$1,067.40	1.05%	$5.41
Class C	1,000.00	1,064.40	1.80%	9.26
Class I	1,000.00	1,070.00	0.80%	4.13
Advisor Class	1,000.00	1,069.70	0.80%	4.13

Hypothetical
Class A	$1,000.00	$1,019.70	1.05%	$5.29
Class C	1,000.00	1,015.96	1.80%	9.05
Class I	1,000.00	1,020.94	0.80%	4.03
Advisor Class	1,000.00	1,020.94	0.80%	4.03
PL Money Market Fund
Actual Fund Return
Class A	$1,000.00	$1,000.00	0.11%	$0.55
Class B	1,000.00	1,000.00	0.11%	0.55
Class C	1,000.00	1,000.00	0.11%	0.55

Hypothetical
Class A	$1,000.00	$1,024.38	0.11%	$0.56
Class B	1,000.00	1,024.38	0.11%	0.56
Class C	1,000.00	1,024.38	0.11%	0.56

(1)	Expenses paid during the period are equal to the fund's annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 365 days.
(2)	The annualized expense ratios for the Portfolio Optimization Funds do not include fees and expenses of the PL Underlying Funds (see Note 1 in Notes to Financial Statements) in which the Portfolio Optimization Funds invest.
(3)	This share class commenced operations on December 31, 2012. The actual return and expenses paid during the period was for the period December 31, 2012 to March 31, 2013, instead of the entire six-month period. The hypothetical return and expenses paid during the period are based on the entire six-month period for comparison purposes.

F-2

PACIFIC LIFE FUNDS

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Pacific Life Funds (the “Trust”) are managed under the direction of the Board of Trustees under the Pacific Life Funds’ Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Life Funds, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life and has been retired since that time; Former Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) Eastern Michigan University.	87

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Former Member of the Advisory Council of the Trust for Public Land in Maine; Former Member of the Board of Directors of Make-A-Wish of Maine; and Former Member of the Board of Directors of the Illinois Life Insurance Council.	87

Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present) of Pacific Select Fund; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Former Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) and Former Vice Chairman (2001 to 2007) of the Board of Trustees of The Pegasus School; Former Member of the Board of Directors (2005 to 2010) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	87

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Former President (1997 to 2000) of Transamerica Insurance and Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	87

G. Thomas Willis Year of birth 1942	Trustee since 2/24/04	Trustee (11/03 to present) of Pacific Select Fund; Certified Public Accountant in California (1967 to present); Former Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing) and has been retired since that time.	87

F-3

PACIFIC LIFE FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07, (Chief Executive Officer 1/11/07 to 12/31/09)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Life; Chief Executive Officer (5/07 to present) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to 12/09) of Pacific Select Fund.	87

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10, (President 1/11/07 to 12/31/09)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 3/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 3/10) of Pacific Life; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 3/10) of Pacific Life Fund Advisors LLC; and Chief Executive Officer (1/10 to present) and President (1/07 to 12/09) of Pacific Select Fund.	87

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01	Vice President, Fund Advisor General Counsel, and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (4/05 to present) of Pacific Select Fund.	87

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 6/13/01	Vice President and Controller (10/07 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) of Pacific Life; Vice President and Controller (10/07 to present) of Pacific Life Fund Advisors LLC; Vice President (5/00 to present) and Controller (10/07 to present) of Pacific Select Distributors, Inc.; and Vice President and Treasurer (4/96 to present) of Pacific Select Fund.	87

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.	87

Eddie Tung Year of birth 1957	Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) of Pacific Life; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President and Assistant Treasurer (11/05 to present) of Pacific Select Fund.	87

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President (6/06 to present) of Pacific Select Fund.	87

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (05/07 to 12/10) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, Inc.; and Vice President and Secretary (1/11 to present) of Pacific Select Fund.	87

F-4

PACIFIC LIFE FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; and Vice President (12/11 to present), Assistant Secretary (4/05 to present) and Assistant Vice President (4/05 to 12/11) of Pacific Select Fund.	87

Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President (11/06 to present) of Pacific Select Fund.	87

Kevin W. Steiner Year of birth 1975	Vice President since 1/01/13	Assistant Vice President (4/12 to present), Mutual Funds Compliance Director (4/08 to 3/12) and Mutual Funds Compliance Manager (10/06 to 3/08) of Pacific Life Fund Advisors LLC; and Assistant Vice President (1/13 to present) of Pacific Select Fund.	87

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of March 31, 2013, the “Fund Complex” consisted of Pacific Select Fund (54 portfolios) and Pacific Life Funds (33 funds).

F-5

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS

(Unaudited)

The Board of Trustees (the “Trustees” or “Board”) of Pacific Life Funds (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves, and determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each Fund management agreement (the “Fund Management Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (“Fund Managers”). PLFA serves as the investment adviser for all of the Funds and directly manages the PL Short Duration, PL Income, PL Strategic Income, PL Floating Rate Income, PL High Income, and PL Money Market Funds (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”) and the PL Portfolio Optimization Conservative, PL Portfolio Optimization Moderate-Conservative, PL Portfolio Optimization Moderate, PL Portfolio Optimization Moderate-Aggressive, and PL Portfolio Optimization Aggressive Funds (the “Asset Allocation Funds,” and together with the PAM Managed Funds, the “Directly Managed Funds”). For all other Funds (other than the PL Alternative Strategies Fund, which is a new fund and is discussed in a separate Annual Report dated March 31, 2013), PLFA has retained other firms to serve as Fund Managers under PLFA’s supervision. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 12, 2012.

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Fund Manager that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Fund Managers. The Board also reviewed financial and profitability information regarding PLFA and the Fund Managers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Fund. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) to assist the Trustees with certain of their analyses and to provide other relevant information. The Independent Consultant utilized and provided the Independent Trustees with data obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed renewals. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the renewals, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

Annual Consideration and Approval of Investment Advisory and Fund Management Agreements

In evaluating the Advisory Agreement and each Fund Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services

Fund Oversight and Supervision—PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Fund Managers and PAM; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools offered to assist intermediaries in effectively understanding and meeting shareholder needs. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust, its shareholders and investing.

The Trustees also considered that the investment, legal, compliance and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance analysis, security valuation and fund accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance and monitoring services for the Funds. The Board noted that PLFA monitors numerous investment, performance and compliance metrics for the Funds.

The Trustees considered PLFA’s continued development and use of analytical tools for assessing Fund performance and the performance of the Fund Managers, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA uses these tools to identify Funds that are underperforming applicable benchmarks or peer groups, and then conducts various analyses to try to assess the sources of and reasons for underperformance. The Trustees noted that PLFA has developed processes to oversee and monitor the performance of Fund Managers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analysis of this data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a

F-6

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

context for assessing recent performance. The Board also noted that PLFA conducts periodic due diligence on Fund Managers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Fund Manager’s investment process and to seek to identify issues that may be relevant to a Fund Manager’s services to a Fund or a Fund’s performance, including, but not limited to, the financial strength of a Fund Manager, significant staffing changes that could affect a Fund, material changes in a Fund Manager’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support. The Trustees also noted that PLFA appeared to have implemented effective methods for monitoring investment style consistency by Fund Managers and for analyzing the use of derivatives by Fund Managers. With respect to the PL Floating Rate Income, PL High Income, PL Income, PL Money Market, PL Short Duration Income and PL Strategic Income Funds (the “PAM Managed Funds”), the Board considered that PLFA provided oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Fund Managers. The Board also considered that PLFA manages directly the PL Portfolio Optimization Conservative, PL Portfolio Optimization Moderate-Conservative, PL Portfolio Optimization Moderate, PL Portfolio Optimization Growth, and PL Portfolio Optimization Aggressive-Growth Funds (the “Asset Allocation Funds,” and together with the PAM Managed Funds, the “Directly Managed Funds”).

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Trust securities, including researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt, the value of equity securities traded on foreign exchanges, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies. The Trustees also considered PLFA’s oversight of transition management when overseeing significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds of funds and the transition from one Fund Manager to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition.

The Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its compliance monitoring of the Fund Managers and its commitment to those programs; PLFA’s efforts to keep the Trustees informed about the Fund Managers; and its attention to matters that may involve conflicts of interest with each Fund. In this regard, the Trustees reviewed information throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA, the Fund Managers, and the Funds with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further considered the monitoring and additional services provided by PLFA to the Funds, including risk management analysis, preparation of periodic performance and financial reports, review of trade execution and coordination of other service providers to the Trust.

Fund Management—PLFA and the Fund Managers. The Trustees considered various materials relating to PLFA, including PAM, and the Fund Managers, including copies of each existing Advisory Agreement and Fund Management Agreement; copies of the Form ADV for PLFA and each Fund Manager; financial information relating to PLFA and each Fund Manager; and other information deemed relevant to the Trustees’ evaluation of PLFA and each Fund Manager, including qualitative assessments from senior management of PLFA.

The Trustees considered the benefits to shareholders of retaining PLFA and each Fund Manager and continuing the Advisory Agreement and Fund Management Agreements particularly in light of the nature, extent, and quality of the services that have been provided by PLFA and the Fund Managers. The Trustees noted the portfolio management services that have been provided by PLFA or PAM to the Directly Managed Funds and the portfolio management services that have been provided by the Fund Managers to the other Funds. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Funds and their shareholders, the organizational depth and resources of PLFA and the Fund Managers, including the background and experience of PLFA and each of the Fund Manager’s management, and the expertise of PLFA, its PAM unit, and each Fund Manager’s portfolio management team, as well as the investment methodology used by PLFA, its PAM unit, and the Fund Manager.

The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and also noted the development of procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO had in place a systematic process for periodically reviewing PLFA’s and each Fund Manager’s written compliance policies and procedures, including the assessment of PLFA’s and each Fund Manager’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s and each Fund Manager’s code of ethics. The Trustees also considered that PLFA and each Fund Manager continues to cooperate with the CCO in reviewing its compliance operations.

In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Fund Managers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Fund Managers.

2. Investment Results

The Trustees considered the investment results of each Fund in light of its objective and market conditions over the past year. The Trustees compared each Fund’s total returns with both the total returns of appropriate groups of peer funds, based on information provided by PLFA using data from independent sources, and with one or more relevant benchmark indices. The Independent Trustees also considered information provided by an Independent Consultant who provided a presentation and analysis to the Trustees regarding peer group performance utilizing data from independent sources. The information provided to the Trustees included each Fund’s performance record for the prior ten calendar years, as applicable, and three-month, year-to-date, one-, three-, five- and ten-year or since inception periods, as applicable. In reviewing the performance data drawn from independent sources, as well as the performance of the respective benchmark indices, the Trustees took into consideration the goals and objectives of each Fund and noted that some Funds had outperformed their peer groups over certain periods and/or

F-7

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

exceeded their respective benchmark indices while others underperformed their peer groups over certain periods and/or trailed their respective benchmark indices. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues which may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Fund Managers as well as oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate.

The Trustees also reviewed the monitoring of the Fund Managers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new manager if performance lagged and could not be improved within a reasonable timeframe, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a strong record of well-managed Funds that work well in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted only the Directly Managed Funds are open to new investors.

The Board concluded that PLFA continues to have a strong record of effectively managing a multi-manager fund group and asset allocation and income funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective either directly or through the selection of Fund Managers and that PLFA’s record in managing each Fund indicates that its continued management as well as the continuation of the respective Fund Management Agreements will benefit each Fund and its shareholders.

3. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees and the sub-advisory fees, including the portion of the advisory fees paid to each Fund Manager as compared to the portion retained by PLFA, and operating expense ratios for each of the Funds. The Independent Trustees also requested and reviewed information from the Independent Consultant along with their analysis of advisory fees, sub-advisory fees and certain other expenses. The Trustees reviewed the advisory fees, sub-advisory fees and operating expense ratios of each Fund and compared such amounts with the average fee and expense levels of other funds in applicable peer fund groups. During their review, the Trustees noted that all of the Funds were subject to contractual expense limitations agreed to by PLFA. The Trustees also reviewed written materials prepared by PLFA based on peer fund group information retrieved from the independent sources. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for the Funds. The Independent Trustees noted that the breakpoints offer meaningful potential savings to shareholders of many of the Funds.

The Trustees also considered information from the Fund Managers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Fund Manager with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Fund Managers and that the level of services provided by these Fund Managers on these other accounts were due to the different nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Fund Manager and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the sub-advised Funds, the fee rates were the result of arms’-length negotiations between PLFA and the Fund Managers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund. The Trustees observed that certain of the Funds’ contractual advisory fees were higher than the average of their respective Morningstar category while others were either lower or approximately equal to these averages.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA and the Fund Managers regarding PLFA’s costs of sponsoring the Funds and information regarding the profitability of PLFA and the Fund Managers.

PLFA and the Fund Managers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing products that are competitively priced with other funds, especially multi-manager and asset allocation funds. The Board considered the costs of the services to be provided and the overall financial results for PLFA and its affiliates from the management of the Trust, both including and excluding distribution costs. The Board noted that the Funds and not projected to produce profits for PLFA for the year ended December 31, 2012, and considered that the Funds have not been profitable to PLFA and its affiliates in the past, due in part to the relatively low level of assets. The Board also noted the projected profitability of the Funds to PLFA in the near term and noted that PLFA and its affiliates continue to subsidize and reimburse expenses for many of the Funds.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s and the Fund Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to the Fund Managers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the profitability of the Fund Management Agreements to the Fund Managers because of, among other things, the differences in the types of information provided by the Fund Managers, the fact that many Fund Managers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Fund Managers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

F-8

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Accordingly, in the case of the Fund Managers, the Trustees focused their consideration on the data described above in light of the arms’-length nature of the relationship (for the Funds that are sub-advised) between PLFA and such Fund Managers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are increasingly realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted the Funds have relatively small asset levels that do not currently produce significant economies of scale. The Trustee noted, however, PLFA’s commitment to competitive total expenses of the Funds through expense limitation agreements, its and its affiliates’ consistent reinvestment in the business in the form of improvements in technology, product innovations and customer service. The Board concluded that the Funds’ cost structures were reasonable in light of the Trust’s size.

5. Ancillary Benefits

The Trustees requested and received from PLFA and the Fund Managers information concerning other benefits received by PLFA, the Fund Managers, and their affiliates as a result of their respective relationship with the Funds, including information about various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA and an affiliate, as well as commissions paid to broker-dealers affiliated with certain Fund Managers and the use of soft-dollars by certain of the Fund Managers. The Trustees also considered information concerning other significant economic relations between the Fund Managers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered information provided to them as to how conflicts of interest that may arise from these relationships are managed.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Fund Management Agreement are fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Fund Management Agreement would be in the best interests of the Funds and their shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Fund Management Agreement, but indicated that the Board based its determination on the total mix of information available to it.

F-9

PACIFIC LIFE FUNDS

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Form N-Q (complete schedules of fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulation and is available after filing (i) on the SEC’s Website at www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s Webpage at www.pacificlife.com/pacificlifefunds.htm. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how portfolio managers voted proxies relating to fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s’ Website and on the SEC’s Website noted below.

Information Relating to Investments Held by the Pacific Life Funds

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and Statement of Additional Information (“SAI”). For a description of bond ratings, please see the Trust’s SAI. The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to fund securities is described in the Trust’s SAI.

How to obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies) and the PL Underlying Funds’ annual and semi-annual reports are available:

•	On the Trust’s Website at www.pacificlife.com/pacificlifefunds.htm

•	On the SEC’s Website at www.sec.gov

•	Upon request by calling, without charge, 1-800-722-2333, 7 a.m. through 5 p.m. Pacific Time

F-10

PACIFIC LIFE FUNDS

ANNUAL REPORT

AS OF MARCH 31, 2013

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION

PL Underlying Fund	Fund Manager
PL Floating Rate Loan	Eaton Vance Management (Eaton Vance)
PL Inflation Managed PL Managed Bond	Pacific Investment Management Company LLC (PIMCO)
PL Short Duration Bond	T. Rowe Price Associates, Inc. (T. Rowe Price)
PL Emerging Markets Debt	Ashmore Investment Management, Limited (Ashmore)
PL Comstock	Invesco Advisers, Inc. (Invesco)
PL Growth LT	Janus Capital Management LLC (Janus)
PL Large-Cap Growth	BlackRock Investment Management, LLC (BlackRock)[1]
PL Large-Cap Value	ClearBridge Advisors, LLC (ClearBridge)
PL Main Street® Core	OppenheimerFunds, Inc. (Oppenheimer)
PL Mid-Cap Equity	Scout Investments, Inc. (Scout) [2]
PL Mid-Cap Growth	Morgan Stanley Investment Management Inc. (Morgan Stanley)
PL Small-Cap Growth	Fred Alger Management, Inc. (Alger)
PL Small-Cap Value	NFJ Investment Group LLC (NFJ)
PL Real Estate	Morgan Stanley Investment Management Inc. (Morgan Stanley)
PL Emerging Markets	OppenheimerFunds, Inc. (Oppenheimer)
PL International Large-Cap	MFS Investment Management (MFS)
PL International Value	J.P. Morgan Investment Management Inc. (JPMorgan)
PL Currency Strategies	UBS Global Asset Management (Americas) Inc. (UBS)
PL Global Absolute Return	Eaton Vance Management (Eaton Vance)
PL Precious Metals	Wells Capital Management Incorporated (Wells Capital)
PL Fund of Funds
PL Alternative Strategies [3]	Pacific Life Fund Advisors LLC (PLFA)
[1]

BlackRock, effective January 1, 2013, became the new fund manager for PL Large-Cap Growth Fund. The prior fund manager was UBS Global Asset Management (Americas) Inc. from April 1, 2012 to December 31, 2012.

[2]	Scout, effective January 1, 2013, became the new fund manager of the PL Mid-Cap Equity Fund. The prior fund manager was Lazard Asset Management LLC from April 1, 2012 to December 31, 2012.

[3]

The PL Alternative Strategies Fund commenced operations on December 31, 2012, and although the fund is effective, it is not currently offering shares to investors and is not available for sale at this time. Presently, only Pacific Life Fund Advisors LLC (PLFA) and certain of its affiliates can invest in the PL Alternative Strategies Fund.

This Annual Report is provided for the general information of investors with beneficial interests in Pacific Life Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Pacific Life Funds’ Prospectus, as supplemented, which contains information about Pacific Life Funds and each of its funds, including their investment objectives, risks, charges and expenses. You should read the Prospectus carefully before investing. There is no assurance that a fund will achieve its investment objective. Each fund is subject to market risk. The net asset value of a fund changes as the values of its assets go up or down. The value of a fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance. Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.

This report shows you the performance of the funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the funds. Indices are unmanaged, do not incur transaction costs and cannot be purchased directly by investors. Index returns on equity securities include reinvested dividends.

PLFA supervises the management of all of the funds above, subject to the review of the Pacific Life Funds’ Board, and also does business under the name Pacific Asset Management. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and view on how the market generally performed for the year ended March 31, 2013. All views are subject to change at any time based upon market or other conditions, and Pacific Life Funds, its adviser and the fund managers disclaim any responsibility to update such views. Any references to “we”, “I”, or “ours” are references to the adviser or fund manager.

The adviser and fund managers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Pacific Life Funds’ investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Pacific Life Funds’ operations or general economic conditions. In addition, when used in this report, predictive verbs such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “projects” and future or conditional verbs such as “will”, “may”, “could”, “should” and “would” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the adviser or fund manager believes to be reasonable, actual results may differ materially

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

from expectations. Investors must not rely on any forward-looking statements. In connection with any forward-looking statements and any investment in the Pacific Life Funds, investors should carefully consider the investment objectives, policies and risks described in the Pacific Life Funds’ current Prospectus, as supplemented, and Statement of Additional Information, as supplemented, as filed with the Securities and Exchange Commission (SEC), which may be obtained from the SEC’s website at www.sec.gov.

Market Conditions (for the year ended March 31, 2013)

Executive Summary

Over the reporting period, financial markets experienced pockets of volatility but managed to trend higher. While the geopolitical and economic uncertainty that overwhelmed investors lingered during the reporting period, no major disruptions caused the markets to veer off-course for a prolonged period. The short-term “risk-on” and “risk-off” trend persisted over the first half of the reporting period with macro headlines primarily driving market sentiments. However, volatility remained relatively tame and equity markets rallied over the latter half of the reporting period despite the anticipation of challenges coming from of Washington D.C.

Several key events caused volatility to rise in the first half of the reporting period. The euro crisis appeared to have reached peak levels around the start of the reporting period. Amid this challenging environment, European countries saw changes in their political landscape. This included new leaders who pushed for anti-austerity policies. The backlash from anti-austerity supporters (a united front against rampant unemployment and government spending cuts accompanied by strikes and demonstrations) caused additional concerns of unwinding the progress in Europe. Additionally, the economic drag from Europe had global implications that caused global economic growth projections to be revised downward. Concerns over China and its exports to Europe also weighed on its ability to sustain its dominant growth.

Despite the headwinds around the globe, financial markets marched higher over the second-half of the reporting period. The combination of high unemployment rate and lack of evidence of inflation, the Fed continued to provide further support by extending “Operation Twist” (its program to keep long-term rates low by selling its short-term assets and buying long-term Treasuries). The Fed also launched a third round of quantitative easing in September to purchase an additional $40 billion in mortgage-backed securities (MBS) per month. From abroad, the political and economic disturbances in Europe finally led the European Central Bank (ECB) to pledge full support to preserve the euro, which helped unfreeze capital flow throughout the European banking system.

Throughout the reporting period, central banks continued to play a vital role in sustaining the financial market recovery by providing unprecedented liquidity in the global banking system. While such efforts may have helped rejuvenate financial markets, political upheaval introduced uncertainty in the marketplace. Both U.S. and European politicians continued to muddle through their respective fiscal and economic issues. In the U.S., fears of the “fiscal cliff” scenario developed from the inability of Congress to promptly settle budgetary disagreements that led to the implementation of the sequestration budget cuts. In the eurozone, European politicians have struggled to agree and settle on the appropriate policy actions to recover their economies.

The global economy maintained a steady but slow recovery throughout the reporting period. Various risks continued to linger and influenced markets to varying degrees. The following sections highlight how specific market segments responded to the events that unfolded over the reporting period.

Fixed Income

As the overall market sentiment improved relative to the prior reporting period, the broad fixed income segment fell behind the broad equity market. For the reporting period, the overall fixed income market (as measured by the Barclays U.S. Aggregate Bond Index) gained 3.77%. Short-term Treasuries and credits barely budged over the reporting period as the Fed continued to maintain a near zero interest rate policy for the Federal Funds (Fed Funds). Long-term Treasuries benefited moderately from the Fed’s efforts to keep long-term yields low. Treasury yields (which have an inverse relationship to prices) continued to hit historic low levels, as the 10-Year Treasury yield dipped below 1.50% during the reporting period. The Barclays Long Term U.S. Treasury Index increased 7.31% over the reporting period.

In this environment, the riskier sectors within the fixed income segment performed relatively well. The high yield market experienced a strong rally with lower-rated credits outpacing those in the investment grade tiers. Emerging markets debt also delivered strong results over the reporting period, as the J.P. Morgan Emerging Markets Bond Index Global Diversified Index returned 10.11% over the reporting period. Additionally, the collateralized loan obligation market showed some revival throughout the reporting period, which boded well for bank loans. Throughout this low Treasury yield environment, investors looked across the riskier spectrum to obtain yields.

Domestic Equity

The domestic equity market experienced modest swings throughout the reporting period but managed to finish with a gain of 13.96% for the S&P 500 Index. Results were relatively mixed for the various categories within the domestic equities segment. One common theme among domestic equities was the double-digit returns across the market capitalization and style groups. With respect to market capitalization, mid-capitalization stocks outpaced those of large- and small-capitalizations. Value styles outperformed those of growth, which were primarily driven by the solid performances of the financials sectors over the reporting period. Financials tends to be the largest sector in value indices. The sector’s strong performance followed a dismal year in 2011, which then recovered as the central banks moved aggressively to support the global banking system. On the flipside, information technology, which tends to have heavy representation in growth indices, was the worst performing sector over the reporting period. Other sectors were driven by various reasons. Political factors over the reporting period, especially throughout the presidential election, had a material influence in the stock market. President Obama’s re-election, and his push to pass the Patient Protection and Affordable Healthcare Act, often times referred to as “Obamacare”, helped the health care sector experience a strong gain over the reporting period.

See benchmark definitions on page A-27

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

International Equity

After a difficult run during the prior reporting period, international stocks in developed markets experienced a healthy recovery over this reporting period. The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (MSCI EAFE) Index and the MSCI Emerging Markets Index returned 11.25% and 1.96%, respectively. Emerging markets equity returns, on the other hand, were less robust, particularly over the first quarter of 2013. Countries such as Brazil and China continued to deal with inflation that led to concerns over monetary tightening to slow their growth. Additionally, the Japanese yen had been devalued sharply, which helps Japan’s exports but threatens the competitiveness of other Asian exporters. Such concerns hurt South Korean stocks, which represent the largest country weighting in the MSCI Emerging Markets Index.

Concluding Remarks

Economic reports indicated that the world economy grew at approximately 3.20% in 2012 (International Monetary Fund—World Economic Outlook Update—April 2013). Emerging markets, particularly China, contributed to that growth. Developed nations, on the other hand, crawled at a sluggish pace or contracted. Despite the dismal economic indicators, equity markets in developed countries thrived over the reporting period. Perhaps, this was driven more out of relief of avoiding meltdown scenarios that markets had feared.

The question remains on the sustainability of the market rise. Over the reporting period, equity valuations had been trading below long-term averages. These trading ranges may have been a reflection of the general market environment. Over the past few years, the world has been dealing with various crises, which may have caused a hesitation to push valuations back to longer-term historic levels. However, these valuation levels have risen closer to the 10-year average over the first quarter of 2013 as U.S. economic reports continued to indicate steady improvements.

More clarity has been developing in 2013, but challenges still linger. The crisis level in the eurozone appears to be manageable, but economic activity is expected to remain weak in the region. Although the situation in the U.S. is relatively better than its developed counterparts in Europe, economic growth is expected to remain modest. The benign economic activity in developed nations is anticipated to dampen demand for exports from emerging markets. This may have some varying implications to these emerging markets nations. Nonetheless, growth in countries such as China is expected to remain healthy.

Performance over the reporting period showed investors that markets can diverge from economic fundamentals. The level of uncertainty and risks throughout the globe may have caused some investors to reduce or avoid equity exposure. However, those investors would have missed out on the impressive performance delivered from equities in developed markets. This validates the importance of proper asset allocation to navigate through various market conditions.

PL Floating Rate Loan Fund (managed by Eaton Vance Management)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL Floating Rate Loan Fund’s Class P returned 6.40%, compared to a 7.91% return for its benchmark, the S&P/LSTA Leveraged Loan Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the periods from inception through March 31, 2013. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2013 (1)
	1 Year	Since Inception (6/30/2008)
Fund’s Class P	6.40%	5.06%
S&P/LSTA Leveraged Loan Index	7.91%	6.70%

(1)	Eaton Vance Management began managing the fund on July 1, 2010, and some investment policies changed at that time. Another firm managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. Relative to the benchmark, the fund maintains a greater focus on higher quality loans. Over the reporting period, the lower quality segments of the loan market produced robust gains, far outpacing

See benchmark definitions on page A-27

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

their higher quality counterparts as lower quality loans benefited from investors searching for yield and appetite for risk during the period. The CCC loan segment registered a 22.5% return, well ahead of the returns produced by the BB and B loan groups, which advanced 5.8% and 7.6% respectively. The fund’s overweight to the BB loan group and sizeable underweight to CCC loans was a drag on the fund’s relative performance.

We at Eaton Vance employ a rigorous, bottom-up credit research process where loan selection tends to drive fund performance. That said, analyzing results from the perspective of industry exposures relative to the fund’s benchmark can be instructive. Underweight exposures to utilities, the best-performing industry over the reporting period, and radio & television detracted from fund relative performance. An overweight exposure to the food products industry, which lagged the broader market over the reporting period, was also a drag on relative performance results. Contributing to relative fund performance were underweight exposures to aerospace & defense and telecommunications, as both industry groups lagged the broader market return.

The fund is well diversified with 245 loan issuer positions as of March 31, 2013. In the current low interest rate environment, where the 3-month London Interbank Offered Rate (LIBOR) rate stood at 0.28% as of March 31, 2013, the fund continues to benefit from its exposure to LIBOR floors as a form of incremental compensation, with the weighted average LIBOR rate for the fund at 1.01% as of March 31, 2013. Additionally, given the floating-rate nature of the asset class, the fund’s loans reset their coupons every 55 days on average as of March 31, 2013, resulting in limited interest rate risk exposure for the fund as compared to longer duration fixed income funds.

PL Inflation Managed Fund (managed by Pacific Investment Management Company LLC)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL Inflation Managed Fund’s Class P returned 6.79%, compared to a 5.68% return for its benchmark, the Barclays U.S. TIPS Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year period ended March 31, 2013. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2013
	1 Year	5 Years	10 Years
Fund’s Class P	6.79%	6.32%	6.21%
Barclays U.S. TIPS Index	5.68%	5.89%	6.32%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P outperformed the benchmark. Investment strategies were implemented by investing in bonds and derivative instruments. We at PIMCO look to remain in risk reduction mode while preferring high quality income over price appreciation, as risk premiums still appear richly priced relative to our outlook. During the reporting period, an underweight position to Treasury Inflation Protected Securities (TIPS) was a negative influence on the fund’s performance as real yields rallied during the reporting period. Within investment grade credit, exposure to financials added to fund performance returns as this sector outperformed the broader corporate market amid strong and improving balance sheets and improving housing data. A modest allocation to non-Agency MBS which benefited from the on-going housing recovery, also contributed to the fund’s performance returns. Exposure to interest rates of non-U.S. developed countries through cash bonds and interest rate swaps, added to fund performance as central bank liquidity drove down yields. Modest duration exposure to Brazil during the first quarter of 2013 detracted from returns as rate rose. However, exposure to emerging local interest rates in Mexico through cash bonds and interest rate swaps contributed to fund returns.

PIMCO expects the global economy to grow at a real rate of 2.0 to 2.5 percent over the next twelve months. PIMCO anticipates stronger growth in the U.S. and China driven by housing and a successful leadership transition, respectively. In the U.S., improvements in housing prices, inventory, sales data and housing-related sectors such as construction suggest that housing may provide a substantial positive contribution to gross domestic product (GDP). This strength, however, will be weighed down by tight fiscal policy which is largely the result of the fiscal cliff deal and implementation of sequestration. Global growth will be tempered by PIMCO’s deteriorating outlook for the eurozone which has been slow to implement necessary structural reforms. The ratification of the European Stability Mechanism (ESM) and

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

the ECB’s conditional commitment to be the lender of last resort significantly reduced the probability of tail risk in the eurozone as both actions boosted confidence and slowed the process of delevering. The negative effects of austerity measures implemented throughout the eurozone are reflected in the weak growth numbers within the region and demonstrate recessions already underway. Although PIMCO anticipates emerging markets (EM) growth to outpace that of developed markets over the cyclical horizon, growth will come at a significantly lower level than in recent years. The economic outlook has improved on the back of flexible monetary policy and better starting balance sheets of EM sovereigns. China’s growth prospects have recovered following its smooth leadership transition in 2012 which may benefit other EM resource-producing countries.

In the face of poor starting conditions, nominal growth in the developed world may be bolstered by the persistent resolve of central banks whose balance sheets continue to expand. However, ongoing efforts by policymakers to offer short-term solutions are becoming increasingly ineffective in delivering real outcomes. Financial markets’ heightened sensitivity to policy-related news reflects acknowledgement of the difficulties that lie ahead in resolving significant structural problems in many economies.

PL Managed Bond Fund (managed by Pacific Investment Management Company LLC)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL Managed Bond Fund’s Class P returned 6.85%, compared to a 3.77% return for its benchmark, the Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year period ended March 31, 2013. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2013
	1 Year	5 Years	10 Years
Fund’s Class P	6.85%	7.01%	5.91%
Barclays U.S Aggregate Bond Index	3.77%	5.47%	5.02%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P outperformed the benchmark. Investment strategies were implemented by investing in bonds and derivative instruments. We at PIMCO look to remain in risk reduction mode while preferring high quality income over price appreciation, as risk premiums still appear richly priced relative to our outlook. Tactical duration positioning in the U.S. through the use of cash bonds and interest rate swaps was positive for the fund’s performance. An overall underweight to corporate bonds, which outperformed Treasuries despite volatile geopolitical developments, was negative for fund performance returns. However, a focus on financials more than offset this loss as this sector outperformed the broader corporate market amid strong, improving balance sheets and improving housing data. Additionally, holdings of Agency MBS during the reporting period impacted the fund’s performance positively as this sector outperformed like-duration Treasuries. An allocation to non-Agency MBS, which benefited from the on-going housing recovery, also contributed to returns.

Beyond core sectors, exposure to non-U.S. developed interest rates, particularly core Europe and Canada through cash bonds and interest rate swaps, added to fund performance as central bank liquidity drove down yields. Exposure to high yield, through the use of cash bonds and interest rate swaps, also added to fund performance as spreads tightened. Exposure to emerging markets, specifically Brazil and Mexico, through cash bonds and interest rate swaps, contributed to fund performance. Holdings of Build America Bonds (BABs) were also positive for fund performance, as spreads tightened on continued demand.

PIMCO expects the global economy to grow at a real rate of 2.0 to 2.5 percent over the next twelve months. PIMCO anticipates stronger growth in the U.S. and China driven by housing and a successful leadership transition, respectively. In the U.S., improvements in housing prices, inventory, sales data and housing-related sectors such as construction suggest that housing may provide a substantial positive contribution to GDP. This strength, however, will be weighed down by tight fiscal policy which is largely the result of the fiscal cliff deal and implementation of sequestration. Global growth will be tempered by PIMCO’s deteriorating outlook for the eurozone which has been slow to implement necessary structural reforms. The ratification of the ESM and the ECB’s conditional commitment to be the lender of last resort

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

significantly reduced the probability of tail risk in the eurozone as both actions boosted confidence and slowed the process of delevering. The negative effects of austerity measures implemented throughout the eurozone are reflected in the weak growth numbers within the region and demonstrate recessions already underway. Although PIMCO anticipates EM growth to outpace that of developed markets over the cyclical horizon, growth will come at a significantly lower level than in recent years. The economic outlook has improved on the back of flexible monetary policy and better starting balance sheets of EM sovereigns. China’s growth prospects have recovered following its smooth leadership transition in 2012 which may benefit other EM resource-producing countries.

In the face of poor starting conditions, nominal growth in the developed world may be bolstered by the persistent resolve of central banks whose balance sheets continue to expand. However, ongoing efforts by policymakers to offer short-term solutions are becoming increasingly ineffective in delivering real outcomes. Financial markets’ heightened sensitivity to policy-related news reflects acknowledgement of the difficulties that lie ahead in resolving significant structural problems in many economies.

PL Short Duration Bond Fund (managed by T. Rowe Price Associates, Inc.)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL Short Duration Bond Fund’s Class P returned 1.86%, compared to a 1.09% return for its benchmark, the Barclays 1-3 Year U.S. Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the periods from inception through March 31, 2013. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2013 (1)
	1 Year	5 Years	Since Inception (12/31/2003)
Fund’s Class P	1.86%	2.20%	2.49%
Barclays 1-3 Year U.S. Government/Credit Bond Index	1.09%	2.37%	3.10%

(1)	T. Rowe Price Associates, Inc. began managing the fund on July 1, 2011, and some investment policies changed at that time. Another firm managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P outperformed the benchmark. Sector allocations were the most significant drivers of fund returns relative to the benchmark. Specifically, an overweight allocation to short-dated, investment-grade corporate debt and an underweight allocation to Treasury securities relative to the benchmark caused the most substantial outperformance. In addition to our corporate allocation, the fund’s out-of-benchmark exposure to high yield bonds and commercial mortgage-backed securities was beneficial to fund performance.

Positioning on the yield curve was also a noteworthy driver of relative fund performance, as rates along the intermediate portion of the curve experienced declines—driven lower in part by significant investor concerns over global economic conditions, the sovereign debt crisis in the eurozone, and continued support for the Treasury market. As such, our modest exposure to intermediate maturities—mostly through MBS and investment-grade corporate bonds—benefited the fund. Although credit selection provided a mostly neutral-to-positive impact on relative performance, a selection of U.S. money center banking names detracted from the fund’s relative returns. In addition, while the fund’s sector allocations provided substantial outperformance relative to the index, the out-of-benchmark position in mortgage-backed securities weighed on relative fund performance results.

We at T. Rowe Price maintained a meaningful overweight to investment-grade corporate bonds, an out-of-benchmark allocation to securitized sectors, and a significant underweight to Treasuries and government-related securities during the reporting period. In addition, we maintained our modest position in TIPS, although we reduced our allocation during the first quarter of 2013.

Interest rates might have been biased to the upside during the reporting period, though we did not expect a substantial or rapid increase in rates. With that said, we reduced our duration posture, moving from a relatively long to modestly short duration position, relative to the

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

benchmark. This was accomplished via a reduction in our MBS allocation, by favoring corporate bonds in the three-year maturity space relative to five years and longer, and by shorting 10-year Treasury futures.

Our corporate allocation increased during the reporting period as we added several positions and made adjustments to the fund’s holdings. In particular, our corporate allocation trended higher as we added to our short-dated floating rate note (FRN) exposure in the fund. We added to the FRNs of both financial and industrial companies, and in particular to John Deere Capital Corp. and The Walt Disney Co.

We also took opportunities to rotate into more favorable positions within our corporate bond allocation. For example, we sold five-year Baxter International, Inc., Occidental Petroleum Corp., and BP Capital Markets P.L.C. bonds—which were trading at rich spread levels—in order to purchase the more attractively priced five-year bonds of Swedbank AB. We continued to add to strong industrial names with favorable business profiles. In maintaining our recent conviction to crossover names—securities rated as investment grade and high yield by different rating agencies—we added to Avon Products, Inc. The company was in the early stages of a major recovery after several years of ineffective management, and the new management team was in the process of implementing a plan for reigning in expenses and generating a more sustainable cash flow.

Derivatives held during the reporting period included interest rate futures and currency forwards. Interest rate futures that were used decreased duration for the fund. Currency forwards were used to both increase and decrease (during different periods) the fund’s exposure to underlying currencies during the reporting period.

PL Emerging Markets Debt Fund (managed by Ashmore Investment Management, Limited)

Q. How did the fund perform for the period ended March 31, 2013?

A. The fund commenced operations on June 29, 2012. For the period from inception through March 31, 2013, the PL Emerging Markets Debt Fund’s Class P returned 8.24%, compared to a 7.15% return for its benchmark, the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the period from inception through March 31, 2013. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the Period from Inception Through March 31, 2013
Since Inception (6/29/2012)
Fund’s Class P	8.24%
JP Morgan EMBI Global Diversified Index	7.15%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period since inception through March 31, 2013, the fund’s Class P outperformed the benchmark. We at Ashmore are able to tactically manage exposure to external debt, local currency and corporate debt. The fund invests its assets in debt instruments that are economically tied to emerging market countries, which are issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and corporate issuers, and may be denominated in any currency, including the local currency of the issuer.

The fund’s allocation to sovereign external debt has been declining slowly over the period, ending at around 64% of fund net asset value (NAV). Meanwhile, the fund’s exposure to corporate debt and local currency has been increased over the period, up to 24% and 8% of NAV respectively. The fund’s overweight position to corporate bonds has been a significant positive contributor to the fund’s performance over the reporting period, particularly in the first quarter of 2013, when sovereign external debt suffered from the increase in Treasury yields. Contribution to local currency assets has been mixed, with local interest rates returns delivering strong returns during 2012, while pure foreign exchange (FX) returns were modestly positive.

The fund’s off-benchmark exposure to local currency instruments has been managed dynamically since inception. The exposure was increased in September 2012, when emerging markets currencies benefited from a new round of quantitative easing by the Fed. We booked profit and reduced exposure in early 2013. Meanwhile, we have maintained local currency duration exposure to take advantage of monetary policy stimulus by global central banks. Over the reporting period, the fund’s exposure to local currency bonds was a positive contributor to its

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

performance, principally because the fund was invested in local markets where interest rates markets performed very well (Brazil, Russia). Over the reporting period, we also maintained a healthy exposure to corporate bonds, as their value relative to sovereigns has represented one of the best opportunities in emerging markets fixed income. Value was added to the fund as a result of overweight positions in quasi-sovereign and corporate bonds in Russia, Ukraine, Kazakhstan and China for instance.

Considering the fund’s country-level attribution across all three themes (sovereign external and local debt and corporate debt), China, Russia, South Africa, Ukraine, Poland and Argentina were the largest contributors to performance relative to the benchmark. In Russia, the fund benefited from security selection in quasi-sovereign bond issues. In Argentina, security selection and active trading around uncertain legal outcomes yielded some positive results. In Poland and South Africa, our timely positions in local government bonds in the summer of 2012 benefited from the downgrade of growth expectations in both countries. In Brazil, our positions in long-end nominal and inflation-linked bonds performed well despite giving back some profit in first quarter 2013 when the Brazilian yield curve snapped back. Among the largest detractors to fund performance over the period was Venezuela, where the fund’s exposure to the country was reduced a little too early and missed the strong rally in the country’s bonds that took place at the end of 2012. We also saw weaker relative performance in Turkey, where continued concerns about growth have kept the fund’s exposure vis-à-vis the benchmark lower. While the fund’s allocation was positive in the reporting period, our lower allocation meant that we did not fully participate in the stronger performance in the first part of the six-month period. Finally, in the same vein, our lower allocation to Colombia was a relative performance detractor for the fund. We see spreads in Colombia as quite tight and do not see much value in the bonds compared to other regional peers. However, given the strong credit profile of Colombia, the bonds tend to hold up better during periods of market dislocations, such as what we saw in the first quarter of 2013.

PL Comstock Fund (managed by Invesco Advisers, Inc.)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL Comstock Fund’s Class P returned 16.96%, compared to a 18.77% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year period ended March 31, 2013. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2013 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	16.96%	5.37%	7.84%
Russell 1000 Value Index	18.77%	4.85%	9.18%

(1)	Invesco Advisers, Inc. began managing the fund on June 1, 2010. Another firm managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. Invesco’s investment philosophy appreciates that, as financial markets tend to focus on short-term factors, stock prices often fail to reflect the intrinsic value of companies. We believe that longer-term investors can take advantage of pricing anomalies in financial markets by purchasing stocks of companies that are currently underpriced. The fund aims to exploit these market inefficiencies by investing in companies that appear undervalued relative to the market in general. Ultimately, we believe that the market will recognize the value in these companies, and we will sell them as their stock price begins to reflect their intrinsic value.

The fund’s investable universe includes all equities with a market capitalization greater than $5 billion. We filter for companies with sufficient liquidity and then on valuation metrics depending upon the growth or cyclical nature of their business. The result of this filtering process is a pool of highly liquid securities that we believe are statistically inexpensive relative to the broader market. Companies identified in the filtering process are thoroughly analyzed to assess intrinsic value and their ability to achieve fair value.

On the positive side, a significant overweight position in the consumer discretionary sector enhanced relative fund performance versus the benchmark. The fund’s main consumer discretionary exposure was in the media companies industry, with holdings such as Comcast

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Corp. and News Corp. contributing the most to its performance within this industry. Comcast, a top cable provider that is well positioned to take advantage of secular changes in broadband and content delivery, exhibited significant free cash flow generation, enabling the company to return capital to investors in terms of buying back company stock at attractive valuations. Strong stock selection within the financials sector also contributed to its performance. The Allstate Corp. and Citigroup, Inc. were the top performers within this sector, posting strong returns for the period. Citigroup is trading at attractive valuations, despite the strong performance over the reporting period and has a strong capital and reserve position. Stock selection within consumer staples also helped fund performance, followed by strong stock selection within materials. Notably, International Paper Co., boosted fund performance on both an absolute and relative basis, as the company experienced continued revenue growth through the reporting period and successfully implemented price increases. Stock selection within consumer staples benefited the fund’s relative performance, with Wal-Mart Stores, Inc. acting as a large contributor within the sector. Stock selection within industrials enhanced fund performance, as well. Ingersoll-Rand P.L.C. was a clear contributor, posting over 30% returns for the period.

On the negative side, unfavorable stock selection within the energy sector detracted from fund performance. Select holdings such as Weatherford International Ltd. and Royal Dutch Shell P.L.C. were large detractors within the sector. Weatherford continues to deal with an unfavorable drilling and service environment, as well as working through issues with internal accounting controls. Weak stock selection within health care, specifically, within pharmaceuticals, also acted as a large detractor to fund relative performance for the year. Also, UnitedHealth Group, Inc. and Cardinal Health, Inc. were poor performers for the period, as these stocks provided negative fund returns for the reporting period. A material overweight within information technology sector hampered fund performance, as well. Hewlett-Packard Co. and Microsoft Corp. were large detractors within this sector. Investors continue to be concerned with Hewlett-Packard over the short-term for changes in management and resulting inconsistent strategic plans. Stock selection and an underweight to telecommunication services detracted from fund relative performance. Verizon Communications, Inc. and Vodafone Group P.L.C. disappointed investors with a negative return for the reporting period, based on poor financials. Additionally, not owning Sprint Nextel Corp. was a large detractor to the fund’s performance, as the stock experienced outsized returns, performing over 80% for the period. Stock selection in the utilities sector and cash also detracted from the fund’s performance. The fund’s modest cash position detracted from relative performance, as equity markets produced strong positive returns during the reporting period.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the fund. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a modest positive impact on the Fund’s performance relative to the benchmark for the reporting period.

PL Growth LT Fund (managed by Janus Capital Management LLC)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL Growth LT Fund’s Class P returned 7.53% compared to a 10.09% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year period ended March 31, 2013. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2013
	1 Year	5 Years	10 Years
Fund’s Class P	7.53%	3.18%	7.15%
Russell 1000 Growth Index	10.09%	7.30%	8.62%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. We at Janus believe that investing with conviction in companies with sustainable growth and high return on invested capital can drive consistent returns which we believe will allow us to outperform the fund’s benchmark and peers over time. We seek to identify companies across the market capitalization spectrum with high-quality management teams that wisely allocate capital to fund and drive long-term growth.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

The market environment in recent months proved a bit of a headwind for the fund’s relative performance. We focus on companies with clear, sustainable, long-term growth drivers. These companies often have a high barrier to entry, a definable edge in an attractive industry with high growth potential, or a strong management team that has a clear vision for the future course of their company. These competitive advantages should allow the companies to grow regardless of the economy, and by and large, we have been impressed with the way the companies in the fund have grown this year as they execute on the strategies we believe separate them from the competition. However, the recent market rally has largely been driven on the premise of an improving global economy. Against that backdrop, we believe stocks that depend on a strong economy tended to rise a little faster than those that put up more consistent growth.

At the sector level, the consumer discretionary holdings had double-digit returns, but detracted from relative performance. The fund’s energy and industrials holdings also detracted from the fund’s relative results. The fund’s consumer staples holdings were the largest contributor to its relative results. The fund’s overweight to the health care sector and stock selection in the technology sector also contributed to the fund’s relative performance.

Apple, Inc. was the largest detractor from fund performance. The stock fell in recent months due to concerns that the competitive landscape for the company is becoming more challenging. While some of Apple’s competitors are gaining new, first-time smart phone users by offering less-expensive smart phones, we think Apple is not being given credit for the size and power of its current ecosystem. Current Apple users remain loyal to the brand, and those users are increasing their spending on Apple products. We believe Apple will continue to find ways to monetize its ecosystem. We also believe Apple has been one of the most innovative companies of the last two decades, and that the company will continue to be able to innovate and attract new consumers to its ecosystem.

On the other hand, J.C. Penney Co. was a large detractor from fund performance. Sales at the company were slow as the retailer’s new management team tried to implement new ways of doing business to turn the company around. After reviewing the management team and some of the changes taking place at the company, we sold the stock during the reporting period.

Zynga, Inc. also detracted from fund performance. We exited the position during the reporting period as the quick shift to mobile Internet use and a more challenging competitive landscape undermined the attractiveness of the investment for the long-term. OGX Petroleo e Gas Partipacoes S.A. also fell; the Brazilian-based company and its subsidiaries are primarily engaged in the research, mining, refining, processing, trade and transportation of oil and natural gas. The company reported slower-than-expected well flow rates during the reporting period. We sold the stock to pursue companies with better risk/reward profiles. EMC Corp. was another detractor. We like the company’s offerings around both big data and storage services, which are two of the fastest growing areas of enterprise information technology. We also think VMware, Inc,. in which EMC owns a majority stake, is well positioned to control and shape next generation data centers.

eBay, Inc. was our top contributor to fund performance. We think eBay has created a significant competitive advantage in becoming an ecommerce platform that can partner with merchants, instead of competing against them. The company’s PayPal unit has launched offline services, which give merchants who accept PayPal in their stores valuable marketing information on their customers that credit card companies cannot provide. eBay is also offering fulfillment services to merchants after its acquisition of GSI Commerce. In our view, such services create high barriers to entry for any competitors wanting to enter the ecommerce business, and offer promising growth potential as more retailers choose eBay as a partner.

Gilead Sciences, Inc. was a top contributor to fund performance as well. We believe our research team has done a tremendous job of understanding the potential of the drugs in Gilead’s pipelines as these drugs go through the development process. The market is now beginning to appreciate what some of these drugs mean to the company’s revenue streams. Gilead’s new single-pill Human Immunodeficiency Virus (HIV) treatment offers patients a simpler drug regimen than some other competing HIV drugs. The Gilead treatment is also potentially more tolerable than other single-pill competitors. Meanwhile, Gilead’s new treatment also allows the company the potential to capture a greater share of revenue for HIV treatment than its previous drug, which was used in combination with treatments from other companies. We think Gilead has also emerged as one of the leaders in a new wave of hepatitis C treatments. We continue to like the potential of this drug to treat a large addressable market of people suffering from hepatitis C.

Additionally, CBS Corp. was a top contributor to fund performance. We think CBS is one of a handful of companies that can continually launch and market hit television content. The value of this content continues to rise as its reach widens across new viewing platforms and spreads internationally. CBS has also made several moves that we believe create value for shareholders. The company has been buying back shares, and recently announced it would spin out its business concentrating on billboard advertising. The potential spin-out means a lower percentage of CBS revenue will come from advertising, making the business mix less cyclical in nature, and more focused on entertainment content.

While the economy has stabilized, we expect slow, economic growth going forward. However, we believe U.S. companies have generally honed their ability to perform well in a low-growth environment. Cheap energy, especially natural gas, is lowering manufacturing costs which is a long-term benefit for many industries. Meanwhile, the adoption of technology across a number of sectors is helping businesses plan and strategize and deliver more consistent results.

If the economy does grow at a slow pace, we think it favors our investment process. We are encouraged by the idea generation of our research analysts, who continue to find companies with reasonable valuations relative to their long-term, multi-year growth trajectories. These companies do not need rapid economic expansion to thrive. If we are correct in our understanding of their businesses, they have sustainable, competitive advantages that should allow them to continue to grow in many economic environments. In a growth-challenged world, companies that can put up better-than-average growth should be rewarded.

The fund uses derivatives primarily as a risk management tool. The two main benefits of effectively using derivatives are to reduce volatility and enhance returns. During the reporting period, the fund entered into forward currency contracts, index options and individual stock options. The aggregate derivative positions detracted from fund’s relative performance results.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Large-Cap Growth Fund (managed by BlackRock Investment Management, LLC)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL Large-Cap Growth Fund’s Class P returned 7.66%, compared to a 10.09% return for its benchmark, the Russell 1000 Growth Index. Effective January 1, 2013, BlackRock Investment Management, LLC was appointed the interim manager of the PL Large-Cap Growth Fund by the Board on December 12, 2012. The prior fund manager, UBS Global Asset Management (Americas) Inc., managed the fund for the nine-month period from April 1, 2012 through December 31, 2012.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year period ended March 31, 2013. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2013 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	7.66%	4.10%	4.50%
Russell 1000 Growth Index	10.09%	7.30%	8.62%

(1)	BlackRock Investment Management, LLC began managing the fund on January 1, 2013 pursuant to an interim agreement. Other firms managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark.

BlackRock

During the three-month interim period from January 1, 2013 to March 31, 2013, BlackRock implemented its passively managed strategy for the fund which is to seek to replicate as closely as possible, the total return of the benchmark as represented by the Russell 1000 Growth Index. In accordance with its passive investment strategy, the fund was positioned to match the risk characteristics of the benchmark throughout the period.

UBS

During the nine-month period from April 1, 2012 to December 31, 2012, the UBS Large-Cap Growth team focused on adhering to its investment discipline, seeking to identify and invest in three diverse sources of growth and emphasizing the management of our risk budget.

Stock selection was the primary detractor from fund performance during the reporting period. In particular, the fund’s positioning within the consumer discretionary and information technology sectors hurt the fund’s performance. Within consumer discretionary, the fund’s holdings in Ralph Lauren Corp., priceline.com, Inc., Chipotle Mexican Grill, Inc., and Las Vegas Sands Corp. detracted from the fund’s performance. This was somewhat offset by strong performance from holdings of Amazon.com, Inc. and Discovery Communications, Inc. In the information technology sector, the fund’s holdings in Baidu, Inc., Facebook, Inc., NetApp, Inc., and Riverbed Technology, Inc. detracted from its performance; however, stock selection within materials was a positive contributor to fund performance, due to the fund’s holding in The Sherwin-Williams Co. Stock selection in telecommunication services also contributed to fund performance as Crown Castle International Corp. moved higher. Health care was also a strong area due to holdings in Gilead Sciences, Inc., Biogen Idec, Inc., and Watson Pharmaceuticals, Inc.

Sector allocation contributed modestly to fund performance during the reporting period. The fund’s overweight to the energy, health care, and consumer discretionary sectors and underweight to the telecommunication services and industrials sectors contributed to its performance during the reporting period. On the negative side, the fund’s overweight to information technology and underweight to the financials, consumer staples, and materials sectors was a detractor from its performance during reporting period.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Large-Cap Value Fund (managed by ClearBridge Advisors, LLC)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL Large-Cap Value Fund’s Class P returned 15.54%, compared to a 18.77% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year period ended March 31, 2013. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2013 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	15.54%	5.46%	8.09%
Russell 1000 Value Index	18.77%	4.85%	9.18%

(1)	ClearBridge Advisors, LLC assumed management of the fund on October 1, 2006. Salomon Brothers Asset Management Inc. an affiliate of ClearBridge, managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. The ClearBridge large-capitalization value team utilizes an interactive, research-driven approach to identify companies with strong business franchises and attractive valuations. We look for companies with proven business models and sustainable competitive advantages capable of generating superior returns over time across a range of potential scenarios. We place a heavy emphasis on higher certainty of near- and medium-term cash flows, while discounting earnings from emerging business models or products. We consider valuations relative to normalized earnings power.

On an absolute basis, the fund had positive returns in all ten economic sectors in which it was invested during the reporting period. The greatest contributions to the fund’s performance return came from the consumer discretionary, financials and consumer staples sectors. Relative to the benchmark, the fund’s overall sector allocation contributed to performance for the reporting period. Overweight positions in the consumer discretionary and consumer staples sectors positively impacted its relative performance for the reporting period. Furthermore, security selection within the consumer discretionary and utilities sectors added to the fund’s relative performance. In terms of individual holdings, the leading contributors to fund performance included positions in News Corp., Time Warner, Inc., Sempra Energy, The Home Depot, Inc. and The Travelers Cos., Inc.

Relative to the benchmark, overall security selection detracted from the fund’s performance. Specifically, stock selection within the financials, consumer staples, health care, energy, information technology, industrials, and telecommunication service sectors negatively impacted the fund’s relative performance. Additionally, an underweight position in the health care sector detracted from relative fund performance for the reporting period. On an individual holding basis, the leading detractors from fund performance for the reporting period included positions in Johnson Controls, Inc., Hewlett-Packard Co., Apache Corp., Microsoft Corp. and Suncor Energy, Inc.

During the reporting period, we opportunistically added to the fund’s existing holdings and established one new fund position in Teva Pharmaceuticals Industries Ltd. We also sold the fund’s full positions in El Paso Corp., Hewlett-Packard, Johnson Controls and Raytheon Co. The proceeds were reinvested in areas where we believe there to be better risk-adjusted return opportunities.

We believe our disciplined investment philosophy and consistent approach positions us to generate competitive, risk-adjusted returns over the long-term. We continue to focus on high quality companies that we think have competitively advantaged business models and trade at attractive valuations.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Main Street Core Fund (managed by OppenheimerFunds, Inc.)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL Main Street Core Fund’s Class P returned 9.93%, compared to a 13.96% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the periods from inception through March 31, 2013. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2013
	1 Year	5 Years	Since Inception (9/30/2005)
Fund’s Class P	9.93%	5.28%	4.43%
S&P 500 Index	13.96%	5.81%	5.53%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. Its underperformance was primarily due to weaker relative stock selection in the telecommunication services, consumer discretionary and health care sectors. Relative to the benchmark, the strongest outperforming sectors were information technology and materials, where stock selection benefited.

During the reporting period, the two of the top performing holdings were eBay, Inc. and Citigroup, Inc. For the reporting period, eBay’s earnings beat expectations and management raised guidance for both 2012 revenues and profits, benefiting the fund’s performance. The company also benefited from a turnaround in its Marketplace segment with improvements to the user experience leading to increased loyalty and greater volumes of transactions. Citigroup’s stock performed positively for the fund as a newly appointed CEO announced cost restructurings, including headcount reductions, resulting in a boost to earnings expectations. Additionally, the market viewed an improving housing market as favorable to Citigroup’s book of existing home mortgages, potentially resulting in future profit growth for the company and creating demand for new mortgage loans.

Also contributing positively to fund performance were Covidien P.L.C., Chevron Corp. and Dr. Pepper Snapple Group, Inc. Covidien is engaged in the development, manufacture and sale of health care products for use in clinical and home settings. The company reported strong financial results and also announced a share repurchase program. A primary driver behind Chevron’s performance was the volatility of oil prices which trended upward in the summer of 2012. The company’s stock also rallied early in 2013 after reporting strong fourth quarter earnings. Shares of Dr. Pepper Snapple rallied early in the 2013 as well. The defensive characteristics of this consumer staples stock, partially due to the lack of European exposure, helped to buttress it against market declines—especially during May 2012. Management reaffirmed its full year 2012 guidance due, in part, to a more favorable commodity cost environment. Signs of more rational pricing, amongst the big three carbonated soft drinks manufacturers, also contributed to improved sentiment towards this stock.

The most significant detractor from fund performance this reporting period was information technology stock Apple, Inc. Having realized strong investment returns earlier in 2012, Apple gave back some of its relative outperformance during the reporting period as investors sought to lock in gains. And, despite successful launches of the iPhone 5 and iPad mini, the company endured a couple of missteps which called into question management’s ability to execute flawlessly. This, in combination with the success of competing products—particularly in smartphones from Samsung Electronics Co. Ltd.—helped to bring down earnings expectations. In our opinion, Apple will continue to benefit from a sustainable competitive advantage due largely to product innovation.

Also detracting from fund performance were America Movil S.A.B. de C.V., Occidental Petroleum Corp., Celgene Corp. and Facebook, Inc. America Movil is a top mobile carrier in Latin America. The company faced strong competition in the region and also was faced with increased regulation in Mexico. This increased risk of regulatory scrutiny has led us to reduce our holdings of America Movil stock. Occidental Petroleum, which was sold early in the reporting period, was challenged by declining oil prices. Celgene is a global biopharmaceutical company stock that experienced declines early in the reporting period before the position was sold. The bulk of Facebook’s declines occurred over the first half of the reporting period as it faced concerns around how best to deliver effective advertising to mobile devices and monetize its significant network of users. It performed better over the second half of the reporting period.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

At the end of the reporting period, the fund had its largest overweight positions in the information technology, financials and health care sectors. The fund was underweight most in consumer discretionary, telecommunication services and energy sectors and did not have investments in the utilities sector. Despite macroeconomic headwinds, we at Oppenheimer believe that many U.S. corporations have continued to build balance sheet strength and have generally made effective capital allocation decisions. While profit growth may remain slow, we believe balance sheets are likely to remain healthy and returns on capital should remain stable. While we expect market volatility to continue through 2013, we believe that even in an uncertain macroeconomic environment, there exist solid investment opportunities. Our long-term investment process remains the same. We seek companies that we believe have sustainable competitive advantages, the management skill and financial resources to generate stronger profit margins, take market share from weaker players, and/or return significant capital to shareholders. We focus on leading firms in structurally attractive industries with committed management teams that have proven records of performance. We seek to invest in such companies when their valuations are attractive and believe that this disciplined approach is the key to generating positive long-term returns. We believe our investment strategy has the potential to provide both upside participation and a degree of downside protection.

PL Mid-Cap Equity Fund (managed by Scout Investments, Inc.)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL Mid-Cap Equity Fund’s Class P returned 7.63%, compared to a 17.30% return for its benchmark, the Russell Midcap Index. Effective January 1, 2013, Scout Investments Inc. assumed management of the fund. The prior fund manager, Lazard Asset Management LLC, managed the fund for the nine-month period from April 1, 2012 through December 31, 2012.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the periods from inception through March 31, 2013. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2013 (1)
	1 Year	5 Years	Since Inception (12/31/2004)
Fund’s Class P	7.63%	5.06%	4.18%
Russell Midcap Index	17.30%	8.37%	7.71%

(1)	Scout Investments, Inc. began managing the fund on January 1, 2013, and some investment policies changed at that time. Another firm managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark.

Scout

Scout Investments, Inc. assumed management of the fund on January 1, 2013. For the three-month period, the fund’s Class P underperformed the benchmark. Scout’s cautiously bullish positioning and quality bias resulted in a positive fund return modestly below that of the benchmark during the three-month period. Underweighting telecommunication services, the worst-performing sector of the benchmark, and stock selection in the financials sector were the primary sources of relative gains for the fund. Less favorable results from stock picks in the consumer discretionary, consumer staples and information technology sectors accounted for the lagging performance return versus the benchmark. A small average cash balance also had a minor negative impact on the fund’s performance.

Believing that central banks will remain cooperative, we purchased shares of high-beta, high-quality life insurance and annuity companies that met our tests for quality and strong cash flows from operations. Having put their financial crisis problems behind them, these companies are poised to expand profits and dividends in a more stable environment.

Contributions from several of these holdings as well as KeyCorp, a leading regional bank, resulted in financials as the fund’s second strongest sector during the reporting period. KeyCorp’s gains were more idiosyncratic. New management is implementing a business strategy that aims to reduce loan losses and expand earnings and dividends per share through increased merchant banking to small- and mid-size companies, prudent cost-cutting and share repurchases. Investors responded positively, and KeyCorp’s market capitalization moved up near the corporation’s tangible book value.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

In keeping with our expectations of slow economic growth, we tilted the fund toward energy, most notably compelling opportunities in natural gas exploration and production. We believe natural gas producers are undervalued. Natural gas production growth is tepid, and storage levels have fallen. Meanwhile, supplies and prices for West Texas crude oil and related products have risen, and stocks of U.S. oil producers may be vulnerable to price declines.

Further oil price increases may be limited because it is doubtful that the U.S. economy will expand rapidly enough to absorb the growing supply. Meanwhile, federal policy prohibits most crude oil exports. This combination could eventually lead to lower oil prices for U.S. grades of light sweet crude oil. With this scenario in mind, we favored low-cost natural gas producers whose large reserves will permit them to increase production rapidly in the event prices rise.

Overall, the fund’s energy stock selection detracted from relative performance; however, Hess Corp., an oil and gas company, was the fund’s largest individual contributor. One of the largest Bakken Shale producers, Hess also has operations outside the U.S. Under pressure from a shareholder group, the company is shedding non-core assets and seeking to optimize its corporate structure; changes that have been well received by investors.

In other fund developments, we invested in a hospital corporation, in the belief that the Patient Protection and Affordable Care Act will increase hospital patient volumes and reduce bad debt expenses. We also made investments leveraged to new themes in the technology sector. For example, we look for telecommunication equipment spending to increase because several large domestic and foreign telecommunication companies have announced their intent to expand network capacity, to better meet demand for more bandwidth and faster connection speeds. This trend should benefit JDS Uniphase Corp., a leading provider of optical products and test and measurement solutions for the communications industry. JDS is a volatile stock and was the fund’s single largest detractor for the reporting period. We expect sales of its optical equipment to rise as the transition to 100 gigabyte (GB) ethernet accelerates.

Finally, we anticipate an uptick in spending for semiconductor capital equipment. The memory chip market is showing strength, which should continue as new, three-dimensional architectures could soon enter production, assuming technical hurdles are met. These and other factors should support a positive inflection point in semiconductor capital equipment spending in 2013 and especially 2014.

We seek to invest in the securities of companies that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. In making investment decisions, the manager considers fundamental factors such as cash flow, financial strength, profitability, statistical valuation measures, potential or actual catalysts that could move the share price, accounting practices, management quality, risk factors such as litigation, the estimated fair value of the company, general economic and industry conditions, and additional information as appropriate.

Lazard

Lazard Asset Management LLC managed the fund from April 1, 2012 to December 31, 2012. Stock selection in the consumer staples sector contributed to fund performance for the reporting period. Shares of private-label food distributor Ralcorp Holdings, Inc. rose after ConAgra Foods, Inc. announced that it was acquiring the company for $90 per share, a substantial premium. The position was subsequently sold. Shares of food product maker H.J. Heinz Co. rose after the company reported solid quarterly results, driven by strong growth in the emerging markets and a continued improvement in its U.S. business. We like Heinz because of its strong, free cash-flow generation and emerging markets exposure, and we believe the company is favorably positioned within the high-growth global ketchup and sauce category. Stock selection and an underweight position in the energy sector also contributed to the fund’s returns during the reporting period. Shares of Marathon Petroleum Corp. rose after the company reported robust earnings, primarily due to retail fuel and merchandise margins, as well as corporate expense. The company also completed a significant portion of a $2 billion share repurchase program. The stock was sold from the portfolio as it neared its valuation target.

In contrast, stock selection and an overweight position in the information technology sector detracted from fund performance during the period. Shares of chipmaker Marvell Technology Group Ltd. declined after the company posted weak results due to a softening personal computer and hard-disk-drive market. Shares of NetApp, Inc., a storage and data management solution provider, declined after the company announced guidance which was lower than expected due to the macroeconomic environment. Given the likelihood of revenue growth and margin expansion, we saw upside in the stock from current levels. Stock selection in the consumer discretionary sector also hurt the fund’s performance returns. Shares of specialty bedding manufacturer Tempur-Pedic International, Inc. fell after management announced multiple downward revisions to its earnings forecast for the year, citing increasing competition in the industry. The position was sold during the nine-month period.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Mid-Cap Growth Fund (managed by Morgan Stanley Investment Management Inc.)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL Mid-Cap Growth Fund’s Class P returned 0.61%, compared to a 12.76% return for its benchmark, the Russell Midcap Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year period ended March 31, 2013. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2013 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	0.61%	6.63%	11.18%
Russell Midcap Growth Index	12.76%	7.98%	11.53%

(1)

Morgan Stanley Investment Inc. manages the fund and formerly did business in certain instances under the name Van Kampen, and managed the PL Mid-Cap Growth Fund under the Van Kampen name from May 1, 2003 to May 1, 2010. Another firm managed the fund before May 1, 2003.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. For the year ended March 31, 2013, the fund’s underperformance relative to the benchmark was driven by weak stock selection in the consumer discretionary and the materials and processing sectors. The technology sector also dampened the fund’s relative results due to the negative effects of stock selection and an overweight in the sector. On an individual stock basis, social gaming developer Zynga, Inc. was the top detractor. The company’s business fundamentals deteriorated over the year, as the company saw game usage and monetization decline due to the greater usage of Facebook, Inc. on mobile devices as well as a shift towards newer, less profitable games. While we believe we underestimated the inherent churn in usage of Zynga’s base of games when making our initial assessment, we find the risk/reward compelling at current levels and consequently continue to own the stock. Online deals provider Groupon, Inc. was the second greatest detractor across the fund. The company first suffered from post-IPO volatility as well as negativity related to the company’s weak profit profile. Groupon has been spending heavily to build out its platform and subscriber base, and while this may impede near-term profit growth, we believe these investments can augment Groupon’s first mover, network effect, and scale competitive advantages, allowing the company to capitalize on the secular growth opportunity in local e-commerce. More recently, the company’s quarterly results have missed expectations due to slowing revenue growth, partly resulting from macroeconomic weakness and operational issues the company is facing in Europe. We continue to believe Groupon has a strong brand name and first mover competitive advantage in the daily deals space, and that it is well positioned to take share in the large global market for local advertising. Weight management solutions provider Weight Watchers International, Inc. was the third greatest detractor. While the company’s online business has generally fared well, meeting attendance has been disappointing due to weak marketing and messaging that has led to soft trends in consumer recruitment. We are monitoring the situation closely and are evaluating the portfolio positioning in Weight Watchers.

However, stock selection in the utilities sector was favorable to fund performance. The fund’s underweight exposure to the consumer staples sector and overweight exposure to the health care sector were additive as well. Leading professional networking site LinkedIn Corp. was the greatest contributor across the fund over the past year. The company has been executing well on its large market opportunity in the recruiting space. More recently, LinkedIn reported another strong quarter characterized by sizeable gains across its Talent Solutions, Marketing Solutions, and Premium Subscriptions segments, driven in part by new product launches that the company rolled out last year which are helping to drive greater levels of engagement on the site. We believe LinkedIn benefits from sustainable competitive advantages including the strong network effect inherent in operating the largest professional networking platform, and that the company has been very disruptive in the online hiring category. Accordingly, we believe LinkedIn can continue to gain market share in the recruiting space. Communications equipment maker Motorola Solutions, Inc. was the second greatest contributor across the fund over this period. The company, which is a leading provider of mission-critical communication devices used by both governments and enterprises has been executing strongly. We are attracted to the dominant market share Motorola Solutions has secured in what remains an otherwise fragmented industry, the high servicing-related element of its business which results in more predictable recurring revenue,

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

and the overall strong cash generation potential of the business model. Switching costs are high in this business, which provides further business visibility. Brookfield Infrastructure Partners L.P. was the third largest contributor, as the company has been reporting solid quarterly results and has been making additional investments in attractive assets across the utility, transport, and energy areas. We are attracted to the unique, one of a kind and difficult to replicate collection of long-lived assets Brookfield has gathered, which historically have generated stable cash flows and required minimal maintenance capital expenditure investments.

We the Morgan Stanley Investment Management team, look for quality growth companies that we believe have sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process. We continue to focus on assessing company prospects over a three-to five-year time horizon and on owning a fund of quality companies with diverse business drivers not tied to a particular market environment.

PL Small-Cap Growth Fund (managed by Fred Alger Management, Inc.)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL Small-Cap Growth Fund’s Class P returned 12.06%, compared to a 14.52% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year period ended March 31, 2013. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2013 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	12.06%	7.82%	7.96%
Russell 2000 Growth Index	14.52%	9.04%	11.61%

(1)	Fred Alger Management, Inc. began managing the fund on July 1, 2007, and some investment policies changed at that time. Other firms managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. Alger’s investment philosophy and process remains unchanged: a research intensive, bottom-up, fundamental approach focused on discovering the fastest growing companies undergoing “Positive Dynamic Change”. Our experienced research team continues to identify many small-capitalization companies undergoing “Positive Dynamic Change” where our forward looking assessment of their fundamentals exceeded Wall Street’s consensus. We believe our philosophy of “Investing in Positive Dynamic Change” has never been more appropriate than today. While change is almost always unsettling for some investors, we believe that it generates opportunities to buy strong companies with superior potential for growth that are trading at attractive valuations. We continue to believe that research is the cornerstone of portfolio management, regardless of economic conditions, and that our proven and disciplined process for identifying companies experiencing “Positive Dynamic Change” will continue to produce superior long-term results for our clients.

During the reporting period, the largest sector weightings in the fund were in the information technology and health care sectors. The largest sector overweight for the year was in consumer discretionary while the largest sector underweight was in health care. Favorable stock selection in the consumer discretionary and technology sectors were the most important contributors to fund performance. Industrials and health care detracted from the fund’s performance.

Mellanox Technologies Ltd. and Tenet Healthcare Corp. were among the top contributors to absolute fund performance. Mellanox is a provider of interconnect solutions that facilitate low latency, high speed data transmission between servers and storage systems. The company unexpectedly contributed to fund performance as a “high-unit volume growth” story because of very strong earnings growth driven by a substantially greater adoption of their Infiniband product. Tenet owns and operates acute care hospitals, ambulatory surgery centers, diagnostic imaging centers and other related health care facilities. Tenet contributed to fund performance as a “life-cycle” change story, as investors recognized that the company will be a beneficiary of increased patient coverage from the Patient Protection and

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Affordable Healthcare Act, leading to potentially increased admissions and a significant reduction in bad debt. We believe the company continues to be well positioned to take advantage of change in the health care industry due to their strong, geographic footprint, scalability, and strong potential for earnings growth.

ComScore, Inc. and LogMeIn, Inc. were among the top detractors from absolute fund performance. ComScore offers a suite of digital marketing and audience management services to online advertisers and ad agencies. The ongoing secular shift in advertising to online and mobile ad spending has been an area undergoing dynamic change, and we originally identified ComScore as a beneficiary. The company detracted from fund performance because they failed to innovate and develop new analytics solutions, and lost market share in the face of increased competition. Revenue growth stagnated and dropped to levels below expectations, and we sold the shares as a result. LogMeIn develops and markets a suite of remote access, remote support, and collaboration solutions that provide instant, secure connections between internet enabled devices. We originally purchased the shares as a “high-unit volume growth” company as its solutions are used to connect more internet-enabled devices than any other connectivity service. However, the shares detracted from fund performance due to weaker-than-expected European demand and the subsequent downward pressure on revenue, and, as a result, we sold LogMeIn. As of March 31, 2013, the fund remained well diversified.

PL Small-Cap Value Fund (managed by NFJ Investment Group LLC)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL Small-Cap Value Fund’s Class P returned 16.72%, compared to a 18.09% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the periods from inception through March 31, 2013. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2013
	1 Year	5 Years	Since Inception (6/29/2007)
Fund’s Class P	16.72%	8.27%	4.90%
Russell 2000 Value Index	18.09%	7.29%	2.54%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. We at NFJ focus on investing in undervalued companies relative to the market across a broad range of industry groups. We normally invest significantly in securities of companies that the portfolio managers expect will generate income (for example, by paying dividends).

Selection in the energy sector was beneficial to the fund’s performance, largely due to strength from petroleum refiner CVR Energy, Inc. and pipeline company Sunoco Logistics Partners L.P. CVR Energy, Inc. benefited from an efficient crude oil gathering system, as well as access to relatively cheap crude oil feedstock, while both Sunoco Logistics Partners continued to reap gains from wide crude oil differentials. An underweight in information technology contributed to the fund’s absolute returns. After telecommunication services, information technology was the weakest sector in the benchmark for the reporting period.

An underweight in the financials sector detracted from the fund’s performance returns. The financials sector was the largest by weight within the benchmark, and the fund remained underweight the sector during the reporting period to maintain a well-diversified portfolio with compelling valuations. Selection in materials also detracted during the reporting period, in part due to precious metals miner IAMGOLD Corp. The company reported lower fourth quarter and calendar year end results as higher costs chipped away at earnings. The fund exited the position during the first quarter of 2013 on poor price momentum. A second detractor, chemicals company Cabot Corp., recently reported an earnings’ miss for the first quarter of 2013, citing lower volumes and higher manufacturing costs. Additionally, an overweight in the energy sector detracted from the fund’s performance returns, as weakness from the oil, gas & consumables fuels industry offset stronger results from the energy equipment & services industry within the benchmark.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Real Estate Fund (managed by Morgan Stanley Investment Management Inc.)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL Real Estate Fund’s Class P returned 9.98%, compared to a 13.96% return for its benchmarks, the broad-based S&P 500 Index and a 15.29% return for the FTSE NAREIT Equity REITs Index. The S&P 500 Index was added to compare the performance of the fund against a large portion of the U.S. equities market.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmarks for the periods from inception through March 31, 2013. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2013 (1)
	1 Year	5 Years	Since Inception (12/31/2004)
Fund’s Class P	9.98%	5.38%	7.00%
S&P 500 Index	13.96%	5.81%	5.37%
FTSE NAREIT Equity REITs Index	15.29%	6.83%	7.40%

(1)

Morgan Stanley Investment Inc. manages the fund and formerly did business in certain instances under the name Van Kampen, and managed the PL Real Estate Fund under the Van Kampen name from fund’s inception until May 31, 2010.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed both its benchmarks, the broad-based S&P 500 Index and the sector-specific, FTSE NAREIT Equity REITs (FTSE NAREIT) Index. Stock selection relative to the FTSE NAREIT Index was favorable in the industrials sector; this benefit was unable to offset the negative impact of stock selection in the health care, apartment, diversified and central business district (CBD) office sectors which detracted from fund performance. From a top-down perspective, the fund benefited from the overweight to the diversified sector, and underweight to the specialty office sector. This benefit could not offset the negative impact of the overweight to the apartment and CBD office sectors, and underweight to the net lease and health care sectors. Cash held in the fund detracted from the fund’s relative performance. REITs most likely have also been impacted negatively by the “risk-on/risk-off” gyration of the broader equity markets which may have been reflected in the broad-based S&P 500 Index.

We, the Morgan Stanley fund management team, have maintained our core investment philosophy as a real estate value investor, resulting in the ownership of stocks whose share prices provide real estate exposure at what we believe were the best valuation relative to their underlying asset values. Our company-specific research leads us to an overweighting in the fund to a group of companies that are focused in the ownership of upscale urban hotels, high quality malls, apartments, CBD office assets and a number of out-of-favor companies, and underweighting to companies concentrated in the ownership of health care, specialty office, storage and industrial assets.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Emerging Markets Fund (managed by OppenheimerFunds, Inc.)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL Emerging Markets Fund’s Class P returned 5.60%, compared to a 1.96% return for its benchmark, the MSCI Emerging Markets Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the periods from inception through March 31, 2013. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2013
	1 Year	5 Years	Since Inception (9/30/2005)
Fund’s Class P	5.60%	5.83%	10.77%
MSCI Emerging Markets Index	1.96%	1.09%	8.59%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P outperformed the benchmark. The fund’s outperformance relative to the benchmark was primarily in the consumer staples sector, due to stronger relative stock selection and an overweight position. Stronger relative stock selection in the consumer discretionary and financials sectors also benefited fund performance. The most significant underperforming sector relative to the benchmark was information technology, where weaker stock selection detracted from fund performance. On a country basis, relative to the benchmark, the fund’s strongest performers were Brazil, India, Russia and the Philippines. The most material detractor from performance was China, followed by the United Kingdom (U.K.) and Taiwan.

During the reporting period, among the top two individual contributors to fund performance were consumer staples stocks Fomento Economico Mexicano S.A.B. de C.V. (FEMSA) and Magnit O.J.S.C. FEMSA is the largest beverage company in Mexico and Latin America, controlling Coca-Cola FEMSA and is the largest independent Coca-Cola bottler in the world. It also owns and operates OXXO, the largest convenience store chain in Latin America and holds a 20% stake in Heineken N.V. The stock continued to perform well as sales increased across its businesses. The company also agreed to purchase a 75% stake in drug store chain YZA, and announced plans to further expand OXXO and venture further into new businesses. Magnit is one of Russia’s largest food retailers, with nearly 6,000 retail outlets. The company announced sales growth and continued to expand, opening new stores and hypermarkets.

Also benefiting fund performance were SM Prime Holdings, Inc., Prada S.P.A. and Haci Omer Sabanci Holdings A.S. SM Prime Holdings is the largest shopping mall and retail operator in the Philippines. The company continued to expand by opening new malls in the Philippines and China and also benefited from robust consumer spending and strong economic fundamentals. We at Oppenheimer believe SM Prime will continue to benefit from a growing middle class in China and increased consumer discretionary spending. Prada is an Italian-based manufacturer of luxury leather goods and clothing for men and women. Strong demand in Asia and Europe helped drive shares of Prada higher over the reporting period. Haci Omer Sabanci Holdings is a Turkish conglomerate whose main activities are banking and retailing. The firm also has investments and experience in power generation and distribution and in cement. During the reporting period, Sabanci made acquisitions in these two areas that were viewed favorably by the market.

The most significant detractors from performance this period were information technology stocks Baidu, Inc. and HTC Corp. Baidu is a leading internet search provider in China, often called the “Google of China,” with an estimated 80% share of the market. The stock has suffered due to controversy over its ability to adapt to and monetize mobile search. As a result, the stock’s valuation has become increasingly attractive to us and we have added significantly to the fund’s position. HTC is a smartphone designer and manufacturer, producing both Android and Windows operating system handsets. The company faced heightened competition, particularly from Samsung Electronics Co. Ltd. in the Android space. In addition, investors’ skepticism over the attractiveness of a new Windows phone launch weighed on the stock. The fund’s position was sold.

Also detracting from performance were Anglo American P.L.C., Tullow Oil P.L.C. and New Oriental Education & Technology Group, Inc. Although Anglo American and Tullow are domiciled in the U.K., their primary business is in emerging markets which increased exposure to that market. Anglo American is a mining company that reported a decline in earnings, attributed to weaker commodity prices, cost pressures and an operating loss in its platinum business. America Movil S.A.B. de C.V. is the dominant provider of wireless telecommunication services

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

in Latin America and one of the fund’s top holdings at period end. The company faced stronger competition in the region and also was faced with increased regulation in Mexico. Tullow Oil experienced declines after releasing weaker-than-expected production guidance. New Oriental Education & Technology Group is one of the leading private education providers that operates in China but lists its stock in the U.S. The stock fell on the back of investor concerns regarding a regulatory investigation into the shareholding structure of Chinese companies listed in the U.S. We remained of the opinion that New Oriental is in a solid position to overcome this regulatory obstacle.

At the reporting period end, the fund had its most significant overweight positions relative to the benchmark in the consumer staples and consumer discretionary sectors and its largest underweights in financials and materials.

As we look ahead into the remainder of 2013, we are mindful of the fact that it has been five years since the financial crisis watershed of the Lehman bankruptcy in September 2008. Since that time, we have seen in the major emerging market economies a full cycle of expansion and slowdown, and we think expansion is likely again. The opportunities for developing markets growth appear to us to be better than they have been for some time. In the U.S., deleveraging continues, but slow growth is apparent in housing and employment data. During 2012, the appetite for safety drove up the valuation of high quality companies with highly visible earnings, to the benefit of many of our holdings. We have harvested some of these gains and redeployed capital into companies that we believe are undervalued, some whose earnings visibility may be considered low by other market participants, and some with higher economic sensitivity. We continue to structure the fund for long-term growth, seeking companies with persistent competitive advantages, high barriers to entry, and the financial strength necessary to develop their potential.

PL International Large-Cap Fund (managed by MFS Investment Management)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL International Large-Cap Fund’s Class P returned 10.88%, compared to a 11.25% return for its benchmark, the MSCI EAFE Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year period ended March 31, 2013. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2013
	1 Year	5 Years		10 Years
Fund’s Class P	10.88%	2.52%		10.04%
MSCI EAFE Index	11.25%	(0.89%	)	9.69%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. We at MFS, use a bottom up investment style, involving the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities. All of our investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Stock selection, and to a lesser extent, an underweight position in the financial services sector were primary detractors from the fund’s relative performance. This was mainly due to the fund’s overweight position in diversified bank ING Groep N.V. (Netherlands) which underperformed during the reporting period. Stock selection was also a negative factor in the retailing sector as holdings of Hong Kong-based exporter Li & Fung Ltd. significantly underperformed the benchmark.

An overweight allocation to the poor-performing technology sector held back the fund’s relative returns. Overweight positions in digital camera and office equipment maker Canon, Inc. (Japan) and electro-optical component manufacturer Hoya Corp. (Japan) detracted from fund relative results. Holdings of contract electronics manufacturer Hon Hai Precision Industry Co. Ltd. (Taiwan) and information technology security company Check Point Software Technologies Ltd. (Israel) also dampened relative fund performance as both stocks underperformed the broad market.

Elsewhere, overweight positions in natural gas and oil exploration company Inpex Corp. (Japan) and industrial robots manufacturer FANUC Corp. (Japan) detracted from the fund’s relative performance results. Holdings of mobile telecommunications service provider Tim Participações S.A. (Brazil) and telecommunication service provider China Unicom Ltd. (Hong Kong) also hampered fund performance as both stocks performed poorly during the reporting period.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

A combination of stock selection and an overweight position in the consumer staples sector contributed positively to the fund’s relative results as the sector significantly outperformed the benchmark during the reporting period. Overweight positions in Dutch brewer Heineken N.V., skin and beauty care products maker Beiersdorf A.G. (Germany), and alcoholic beverage producer Diageo P.L.C. (U.K.) boosted the fund’s relative performance.

Stock selection in the basic materials, special products & services, and health care sectors positively contributed to relative results. While no individual stocks in the basic materials sector were among the fund’s top contributors, the special products & services sector benefited from an overweight position in travel services provider Amadeus IT Holding S.A. Within the health care sector, overweight positions in health care products maker Bayer A.G. (Germany) and pharmaceutical company Merck K.G.a.A. (Germany) strengthened relative performance as both stocks outperformed the broad market as defined by the fund’s benchmark.

Elsewhere, holdings of railroad operator Canadian National Railway Co. (Canada), diversified bank ICICI Bank Ltd. (India), and automotive parts manufacturer Delphi Automotive P.L.C. (U.K.) benefited relative results. An overweight position in automotive parts manufacturer Denso Corp. (Japan) also boosted the fund’s relative performance.

PL International Value Fund (managed by J.P. Morgan Investment Management Inc.)

Q. How did the fund perform for the year ended March 31, 2013?

A. For the year ended March 31, 2013, the PL International Value Fund’s Class P returned 8.26%, compared to a 11.25% return for its benchmark, the MSCI EAFE Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year period ended March 31, 2013. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2013 (1)
	1 Year	5 Years		10 Years
Fund’s Class P	8.26%	(4.21%	)	4.78%
MSCI EAFE Index	11.25%	(0.89%	)	9.69%

(1)	J.P. Morgan Investment Management, Inc. began managing the fund on January 1, 2011, and some investment policies changed at that time. Another firm managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. JPMorgan’s transparent and uniform investment philosophy drives all in-house research efforts and all investment decisions. We seek to add value to the fund by capitalizing on mis-valuations that arise within and across the world’s equity markets. We do this by investing in undervalued securities, as identified by in-house valuation tools and research analysts. The fund’s strategy adheres to a bottom-up approach. Asset allocation is a by-product of stock selection opportunities.

From a sector perspective, stock selection in banks–capital markets and industrial cyclical were the largest detractors from fund performance, along with an underweight allocation in consumer non-durables. Stock selection in insurance and technology–semi-conductors contributed to fund performance, along with an underweight allocation in basic industries. Regionally, stock selection in Continental Europe and Japan were the major detractors from fund performance. Stock selection in the U.K. aided relative returns for the fund.

At the stock level, Hitachi Ltd., the Japanese industrial conglomerate, detracted from fund performance. The company scaled back its profit forecast for the current fiscal year (ended March 31) after fiscal third-quarter numbers were lower-than-expected. That said, our long-term thesis remains intact. The company continues to cut costs and restructure in an effort to bring profitability more in line with its peers, and management is becoming more shareholder-oriented.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Alternatively, Prudential P.L.C., the U.K. insurer, contributed to the fund’s relative performance. The stock surged as higher earnings prompted the company to raise its dividend by 16%. In contrast, some of its rivals, like Aviva P.L.C. and RSA Insurance Group P.L.C., recently cut their annual payouts. Prudential’s operating profits rose to a higher-than-expected 25% in 2012. The company largely avoided the European sovereign debt crisis, having held very little sovereign debt in the eurozone. Meanwhile, it is starting to reap the benefits of investing in the fast-growing Southeast Asian economies. Asia now accounts for about half the company’s revenues (in contrast to a few years ago when its business in the region had to be supported with cash from Prudential’s U.K. operations) and has become the largest contributor of cash to the group.

PL Currency Strategies Fund (managed by UBS Global Asset Management (Americas) Inc.)

Q. How did the fund perform for the period ended March 31, 2013?

A. The fund commenced operations on December 7, 2012. For the period from inception through March 31, 2013, the PL Currency Strategies Fund’s Class P returned 3.20%, compared to a 0.02% return for its benchmark, the Citigroup 1-Month U.S. T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the period from inception through March 31, 2013. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the Period from Inception Through March 31, 2013
Since Inception (12/7/2012)
Fund’s Class P	3.20%
Citigroup 1-Month U.S. T-Bill Index	0.02%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through March 31, 2013, the fund’s Class P outperformed the benchmark. The fund’s currency positions throughout the reporting period remained roughly unchanged, as befits our long-term approach to currency investing. We at UBS hold underweight positions in the Australian dollar (AUD) and New Zealand dollar (NZD) versus long positions in the U.S. dollar (USD) and emerging market currencies. The nature of this strategy is such that the majority of the exposures are gained through derivatives. For the reporting period, derivatives had a positive impact on fund performance.

Historical correlation analysis shows that both the AUD and NZD appear to demonstrate a positive correlation with commodity prices. For 2013, commodity prices on the whole have broadly stayed level with both the AUD and NZD displaying a similar trend. On a trade-weighted basis, both currencies appear overvalued, and we at UBS believe the fundamental mispricing gap remains. However, due to the “risk-on” nature of the markets at the end of the fourth quarter of 2012 through the end of the first quarter 2013, higher beta1 currencies consolidated gains, causing the AUD and NZD short positions to negatively impact the fund’s performance.

In emerging markets, we are long the Korean won (KRW) and Mexican peso (MXN). In our view, the KRW is attractive on a valuation basis and supported by relatively strong economic fundamentals. Similarly, we believe MXN appears undervalued on a valuation basis and, moreover, the real carry opportunity (i.e. the interest rate offered after accounting for inflation differentials between Mexico and other countries) is attractive. Together, these “risk-on” currencies should also benefit from stronger data releases in the U.S. and China. During the reporting period, we entered a long South African rand (ZAR) position. The trade provides attractive nominal carry, appears undervalued with reference to our proprietary valuation model, and provides long exposure to a commodity-backed currency to partly offset our short exposure to the commodity-backed NZD and AUD. During the reporting period, these positions positively impacted the fund. As noted earlier, the “risk-on” environment was beneficial for higher risk currencies such as the emerging market currencies held in the fund.

The fund is overweight to the USD. Our proprietary valuation model indicates that the USD is undervalued. Moreover, the U.S. appears to have made more progress along the de-leveraging cycle than other developed counterparts. Given stronger U.S. economic data, combined with the potential for greater energy self-sufficiency from shale gas, we expect the currency to appreciate in the long term. This position benefited the fund during the period.

[1]	Beta is the degree to which a security’s returns (in this case currency) will move with the broad market.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Global Absolute Return Fund (managed by Eaton Vance Management)

Q. How did the fund perform for the period ended March 31, 2013?

A. The fund commenced operations on December 7, 2012. For the period from inception through March 31, 2013, the PL Global Absolute Return Fund’s Class P returned 1.96%, compared to a 0.03% return for its benchmark, the BofA Merrill Lynch U.S. 3-Month T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the period from inception through March 31, 2013. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the Period from Inception Through March 31, 2013
Since Inception (12/7/2012)
Fund’s Class P	1.96%
BofA Merrill Lynch U.S. 3-Month T-Bill Index	0.03%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through March 31, 2013, the fund’s Class P outperformed the benchmark. The fund benefited from a broad mix of contributors across its positions in Europe, Asia, and Africa. Currency and credit positions in Latin America, hedging positions in the Dollar Bloc, and mixed credit positions in the Middle East were slight drags on fund performance. Eaton Vance invests the fund in securities, derivatives and other instruments to establish long and short investment exposures around the world, typically seeking to establish such investment exposure to individual countries based on management’s view of the investment merits of a country. The fund normally invests in multiple countries and may have a significant exposure to foreign currencies.

In Eastern Europe, a short position in the Hungarian forint aided the fund’s performance, as the prime minister appointed a personal friend and political ally to head the central bank, and the institution’s independence going forward was called into question by investors. The fund’s long position in the Serbian dinar positively impacted fund performance, as the central bank continued its policy-rate hiking cycle in an effort to keep inflation at bay and the country moved closer to European Union membership. A long interest rate position in Poland also contributed to relative fund performance.

In Western Europe, however, a short position in French credit negatively impacted fund performance, as the risk premium applied to the country’s sovereign debt remained low as some investors continued to view France as a core country within the eurozone. The fund’s long position in the Norwegian krone detracted from fund performance, as the Norwegian central bank indicated a readiness to intervene to weaken the currency. In addition, investors migrated away from the krone and toward the Swedish krona, which was perceived as being more attractively valued.

In Asia, a short position in the Japanese yen was beneficial to the fund’s performance. The yen weakened on expectations that a new prime minister and new central bank president would institute policies to stimulate inflation. A long position in the South Korean won was unfavorable due to rising tensions with North Korea and equity flows out of South Korea and into Japan.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Precious Metals Fund (managed by Wells Capital Management Incorporated)

Q. How did the fund perform for the period ended March 31, 2013?

A. The fund commenced operations on December 7, 2012. For the period from inception through March 31, 2013, the PL Precious Metals Fund’s Class P returned -17.79%, compared to a 11.72% return for its benchmarks, the S&P 500 Index and a -15.30% return for the FTSE Gold Mines Index. The S&P 500 Index is a broad-based benchmark index and is provided to compare the performance of the fund against a large portion of the U.S. equities market.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmarks for the period from inception through March 31, 2013. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the Period from Inception Through March 31, 2013
	Since Inception (12/7/2012)
Fund’s Class P	(17.79%	)
S&P 500 Index	11.72%
FTSE Gold Mines Index	(15.30%	)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through March 31, 2013, the fund’s Class P underperformed both its benchmarks, the broad-based S&P 500 Index and the sector-specific, FTSE Gold Mines Index. The Wells Capital fund management team invests in companies involved in the exploration, development, mining, processing, or dealing of gold, precious metals, and minerals, which tend to have relatively high correlation to underlying commodity prices and relatively low correlation to the prices of other stocks and bonds. We take a disciplined approach to risk management through top-down analysis and bottom-up stock selection, while diversifying across market capitalizations, production profiles, and geographies. Additionally, we focus on a long-term investment horizon, looking for companies that have lower-than-average cost structures, are well managed, and are likely to improve their relative values over time.

Comparing the performance of the fund to the S&P 500 Index, the fund meaningfully underperformed for the period. Given there is only one gold stock (Newmont Mining Corp.) in the S&P 500 Index, and given the dramatic decline in gold prices for the period, this underperformance is not surprising, in our opinion.

The fund benefited from holding relatively more cash than normal by buying shares into a declining gold market. The fund held approximately 5.1% of assets in cash on average throughout the reporting period, which outperformed the sector-specific FTSE Gold Mines Index’s precious metals equity holdings and added to the fund’s relative performance. Entering the fourth quarter of 2012, gold-related stocks traded at a discount compared with the underlying commodity, and the discount expanded throughout the period.

Cash was the best performing asset in the fund providing stable returns in a declining market. Investment in Aurizon Mines Ltd. aided fund performance. The stock, which was not in the sector-specific FTSE Gold Mines Index, appreciated 26%, lifted by an announcement that Hecla Mining Co. agreed to acquire the company at a substantial premium. Aurizon’s board unanimously supported the Hecla transaction.

The fund’s underweight position in AngloGold Ashanti Ltd. and larger-capitalization Gold Fields Ltd. also helped the fund’s relative performance during this difficult fourth quarter. As investors looked to reduce their exposure to precious metals firms facing heightened risks, they disproportionately sold companies domiciled in South Africa. We have historically maintained a geographic underweight to South Africa due to the country’s longstanding trend of high and increasing labor costs, which comprise nearly half of total mining costs. Our underweight to the country added to the fund’s relative results.

Platinum Group Metals Ltd. soared during the reporting period as two events caused significant price movement and confidence movement. First, the company completed a successful financing (debt and equity) in early January to fund development costs at a platinum mine and exploration and working capital at other projects. Second, the shares were added to the S&P/TSX Global Mining Index effective at the market open on Monday, March 18, 2013.

An underweight to firms with the largest market capitalizations, such as GoldCorp, Inc. and Newmont Mining Corp., previously aided relative fund results in 2012 but hindered fund results in the first quarter of 2013. Larger companies that were perceived to carry less risk did not decline as substantially as other precious metals stocks. These firms are highly liquid, have relatively stable earnings, and typically have strong balance sheets. While we have a notable allocation to large-capitalization stocks on an absolute basis, the sector-specific

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

FTSE Gold Mines Index has even more exposure. The fund’s underweight is partly a result of our risk management process; we typically look to avoid concentrated stock risk by limiting individual position weights to below 10%. Index constituents such as GoldCorp and Newmont Mining have 14% and 11% weights, respectively, in the sector-specific FTSE Gold Mines Index. In addition, larger mining firms are often more focused on sustaining their businesses than they are on growth.

Silver exposure detracted from the fund’s performance returns after aiding results in 2012. Enthusiasm for the metal waned during the reporting period, and negative trading momentum pulled down prices even further. Fresnillo P.L.C., a silver producer and one of the stronger stocks in the fourth quarter of 2012, is well positioned as the low-cost silver producer but was the second largest detractor from fund performance in the first quarter of 2013. Hochschild Mining P.L.C., another silver miner, was another large detractor from fund performance as management announced solid fourth quarter production but guided analysts’ earnings expectations lower due to higher expenses.

PL Alternative Strategies Fund (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the period ended March 31, 2013?

A. The fund commenced operations on December 31, 2012. For the period from inception through March 31, 2013, the PL Alternative Strategies Fund’s Class A returned -0.60%, compared to a 0.01% return for its benchmark, the Citigroup 1-Month U.S. T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the fund to its benchmark for the period from inception through March 31, 2013. For comparison purposes, the performance of Class C and Advisor Class shares for the period from inception through March 31, 2013 are also shown. Performance data for Class C and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the Period from Inception Through March 31, 2013
	Since Inception (12/31/12)
Fund’s Class A without sales charge	(0.60%	)
Fund’s Class A with maximum sales charge	(6.05%	)
Fund’s Class C without sales charge	(0.80%	)
Fund’s Class C with maximum sales charge	(1.79%	)
Fund’s Advisor Class without sales charge	(0.60%	)
Citigroup 1-Month U.S. T-Bill Index	0.01%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through March 31, 2013, the fund’s Class A underperformed the benchmark. The fund is primarily comprised of various non-traditional asset classes and investment strategies. The allocations include precious metals equities, currencies, and global absolute return strategies. The fund also invests in inflation-protected bonds, floating rate loan, real estate, and emerging markets debt strategies.

The fund’s allocation to the PL Global Absolute Return and PL Real Estate Funds were among the top contributors to fund performance. On the other hand, the PL Precious Metals Fund’s weak returns dragged fund performance. While the PL Precious Metals Fund invests primarily in gold mining stocks, the weak returns resulted primarily from the drop in gold prices over the reporting period. Gold tends to protect against a weakening U.S. dollar and/or higher inflation; however, recent market environments have dealt with low inflationary expectations and a rising U.S. dollar.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Benchmark Definitions

Barclays 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component for the U.S. Government/Credit Index. The U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Bond Index. The U.S. Government/Credit Bond Index includes U.S. Treasuries, Government-related issues and corporates. The total return is equal to the change in price plus the coupon return.

Barclays Long Term U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible.

Barclays U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the U.S. Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and corporate mortgage-backed securities sectors. The total return is equal to the change in price plus the coupon return.

Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index is an index of all outstanding treasury inflation protected securities issued by the U.S. government. The total return is equal to the change in price plus the coupon return.

BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. Results include the reinvestment of all distributions.

Citigroup 1-Month U.S. Treasury Bill (T-Bill) Index is a market-value-weighted index of public obligations of the U.S. Treasury with maturities of one month.

FTSE Gold Mines Index represents an accurate reflection and comprehensive coverage of the global gold markets. The index includes all gold mining companies that have a sustainable and attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold.

FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity Real Estate Investment Trusts (REITs) Index is one index of a series of indexes represented in the FTSE NAREIT U.S. Real Estate Index Series and represents tax-qualified REITs listed on the New York Stock Exchange (NYSE), American Stock Exchange and National Association of Securities Dealers Automated Quotations (NASDAQ). Results include reinvested dividends.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index represents the dollar-denominated sovereign bonds issued by a selection of emerging market countries within the JPM EMBI Global Index, which tracks total returns for traded external debt instruments in the emerging markets. The EMBI Global Index defines emerging markets countries with two criteria: the country’s per capita income per World Bank and its debt-restructuring history over the past 10 years. The JPM EMBI Global Diversified Index expands on these criteria and limits the weights of countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an index of stocks from 21 countries/regions in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

MSCI Emerging Markets Index is an index typically made up of stocks from approximately 26 emerging market countries. Results include reinvested dividends.

Russell 1000 Growth Index is an index of large companies that have higher price-to-book ratios and forecasted growth values than the Russell 1000 Value Index. Results include reinvested dividends.

Russell 1000 Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe. It is an index of companies with a less-than average growth orientation. Companies in this index have lower price-to book and price-earnings ratios, higher dividend yields and lower forecasted growth rates than companies in the Russell 1000 Growth Index. Results include reinvested dividends.

Russell 2000 Growth Index measures the performance of the small-capitalization growth segment of the U.S. equity universe. It is an index of approximately 1,200 small companies with higher price-to-book ratios and forecasted growth values than companies in the Russell 2000 Value Index. Results include reinvested dividends.

Russell 2000 Value Index measures the performance of the small-capitalization value segment of the U.S. equity universe. It is an index of companies that have lower price-to-book ratios and lower forecasted growth values than companies in the Russell 2000 Growth Index. Results include reinvested dividends.

Russell Midcap Growth Index is an index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe. It includes those companies within the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Results include reinvested dividends.

Russell Midcap Index is an index of approximately 800 of the smallest companies in the Russell 1000 Index. Results include reinvested dividends.

S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

S&P/LSTA Leveraged Loan Index is a daily total return index that uses Loan Syndications & Trading Association/Loan Pricing Corp. (LSTA/LPC) mark-to-market pricing to calculate market value change. On a real-time basis, the leveraged loan index (LLI) tracks the current outstanding balance and spread over London Interbank Offered Rate (LIBOR) for fully funded term loans. The facilities included in the LLI represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

PACIFIC LIFE FUNDS

PL FLOATING RATE LOAN FUND

Schedule of Investments

March 31, 2013

	Shares	Value
COMMON STOCKS - 1.0%

Consumer Discretionary - 1.0%

Metro-Goldwyn-Mayer Studios Inc ‘A’ * ¯	27,061	$1,119,627

Total Common Stocks (Cost $671,651)		1,119,627

	Principal Amount

SENIOR LOAN NOTES - 93.9%

Consumer Discretionary - 30.7%

99 Cents Only Stores Tranche B-1 5.250% due 01/11/19 §	$988,763	1,003,285
Advantage Sales & Marketing Inc (1st Lien) 4.250% due 12/18/17 §	662,302	672,513
Affinion Group Inc Tranche B 6.500% due 10/09/16 §	347,066	339,908
Allied Security Holdings LLC (1st Lien) 5.250% due 02/03/17 §	497,469	501,822
Allison Transmission Inc Term B-3 4.250% due 08/23/19 §	595,756	604,022
AMC Entertainment Inc Term B-3 4.750% due 02/07/18 §	987,500	996,012
ARAMARK Corp Term D 4.000% due 08/22/19 §	300,000	303,615
Ascend Learning LLC (1st Lien) 7.003% due 05/23/17 §	497,480	497,014
ASP HHI Acquisition Co Inc 5.000% due 10/05/18 §	957,896	968,672
Asurion LLC Tranche B-1 4.500% due 05/24/19 §	1,072,313	1,082,254
Audio Visual Services Group Inc (1st Lien) 6.750% due 11/09/18 §	149,250	150,369
Bass Pro Group LLC 4.042% due 11/16/19 §	174,563	176,599
Brickman Group Holdings Inc Tranche B-1 5.500% due 10/14/16 §	250,000	255,000
Burger King Corp Tranche B 3.750% due 09/28/19 §	223,875	227,209
Caesars Entertainment Operating Co Inc Term B-6 5.454% due 01/28/18 §	479,033	445,022
Cequel Communications LLC 4.000% due 02/14/19 §	544,500	550,328
Charter Communications Operating LLC Term C 3.460% due 09/06/16 §	89,071	89,597
Term D 4.000% due 05/15/19 §	99,000	100,213
Chrysler Group LLC Term B 6.000% due 05/25/17 §	1,031,625	1,053,271
Clear Channel Communication Inc Term B 3.854% due 01/29/16 §	492,133	437,383
Cumulus Media Holdings Inc (1st Lien) 4.500% due 09/16/18 §	493,370	500,339
David’s Bridal Inc (Initial) 5.000% due 10/11/19 §	74,813	75,876
Education Management LLC Tranche C-2 4.313% due 06/01/16 §	494,585	412,449
Tranche C-3 8.250% due 03/30/18 §	296,751	257,617
Endurance Business Media Inc (1st Lien) 6.250% due 11/09/19 §	249,375	251,557
Equinox Holdings Inc (Initial 1st Lien) 5.500% due 01/31/20 §	150,000	152,719

	Principal Amount	Value
Federal-Mogul Corp Tranche B 2.138% due 12/27/14 §	$638,574	$598,574
Tranche C 2.138% due 12/28/15 §	325,803	305,395
FoxCo Acquisition Sub LLC (Initial) 5.500% due 07/14/17 §	149,250	152,173
General Nutrition Centers Inc Tranche B 3.750% due 03/02/18 §	1,123,466	1,134,701
Genpact Ltd 4.250% due 08/30/19 §	174,125	176,882
Getty Images Inc (Initial) 4.750% due 10/18/19 §	573,563	582,934
Go Daddy Operating Co LLC Tranche B-2 4.250% due 10/05/18 §	518,489	522,161
Gray Television Inc (Initial) 4.750% due 10/12/19 §	240,991	244,907
Harbor Freight Tools USA Inc (Initial) 5.500% due 11/14/17 §	149,250	151,302
Interactive Data Corp Term B 3.750% due 02/11/18 §	479,027	485,165
J Crew Group Inc Term B-1 4.000% due 03/07/18 §	494,962	501,273
Jo-Ann Stores Inc Term B 4.000% due 03/16/18 §	976,444	985,476
Landry’s Inc 4.750% due 04/19/18 §	470,994	475,312
Language Line LLC Tranche B 6.250% due 06/20/16 §	600,025	597,275
Laureate Education Inc (Extended) 5.250% due 06/15/18 §	1,059,824	1,072,180
Media Holdco LP 7.250% due 06/25/18 §	99,750	100,498
MGM Resorts International Term B 4.250% due 12/13/19 §	299,250	304,647
Michaels Stores Inc Term B 3.750% due 01/28/20 §	325,000	328,926
National Vision Inc 7.000% due 08/02/18 §	74,063	74,988
Nine Entertainment Group Ltd Term B 3.500% due 02/05/20 §	100,000	100,422
Ollie’s Holdings Inc 5.250% due 09/28/19 §	249,375	251,869
OSI Restaurant Group 4.750% due 10/28/19 §	316,875	321,759
Party City Holdings Inc 4.250% due 07/27/19 §	174,563	176,090
Petco Animal Supplies Inc 4.000% due 11/24/17 §	488,750	495,558
Pilot Travel Centers LLC Tranche B 3.750% due 03/30/18 §	410,768	415,438
4.250% due 08/07/19 §	149,250	151,092
Pinnacle Entertainment Inc Series A 4.000% due 03/19/19 §	74,250	74,900
RGIS Services LLC Tranche C 5.500% due 10/18/17 §	198,000	201,094
Sabre Holdings Term B 5.250% due 02/19/19 §	149,625	151,775
SeaWorld Parks & Entertainment Inc Term B 4.000% due 08/17/17 §	290,386	293,161
Serta Simmons Holdings LLC 5.002% due 10/01/19 §	200,000	203,042
Six Flags Theme Parks Inc Term B 4.000% due 12/20/18 §	506,452	514,208
SRAM LLC (1st Lien) 4.750% due 06/07/18 §	473,370	474,553

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL FLOATING RATE LOAN FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
Standard Aero Ltd Tranche B-1 6.250% due 11/02/18 §	$85,579	$86,488
Tranche B-2 6.250% due 11/02/18 §	38,796	39,208
SurveyMonkey.com LLC 5.500% due 02/07/19 §	250,000	254,375
SymphonyIRI Group Inc Term B 4.500% due 12/01/17 §	491,251	497,392
Tempur-Pedic International Inc Term B 5.000% due 03/18/20 §	224,438	227,864
The Goodyear Tire & Rubber Co (2nd Lien) 4.750% due 04/30/19 §	925,000	936,555
The Neiman Marcus Group Inc 4.000% due 05/16/18 §	925,000	935,059
The Servicemaster Co Tranche C 4.250% due 01/31/17 §	374,063	378,037
Travelport LLC (Extended Delayed Draw) 5.056% due 08/23/15 §	494,329	492,784
Tribune Co Term B 4.000% due 12/17/19 §	224,438	226,850
TWCC Holding Corp 3.500% due 02/13/17 §	734,303	745,470
Univision Communications Inc (Extended 1st Lien) 4.750% due 03/01/20 §	879,400	885,666
Veyance Technologies Inc 5.250% due 09/08/17 §	300,000	301,625
Virgin Media Term B (United Kingdom) due 02/21/20 µ	475,000	473,219
Visant Corp Tranche B 5.250% due 12/22/16 §	496,586	482,826
VWR Funding Inc (Extended) 4.454% due 04/03/17 §	356,401	361,079
Term B-1 4.204% due 04/03/17 §	249,375	252,492
Weight Watchers International Inc Term F 4.000% due 03/15/19 §	173,688	174,849
Wendy’s International Inc 4.750% due 05/15/19 §	995,000	1,007,078
WMG Acquisition Corp (Initial) 5.250% due 11/01/18 §	74,063	75,451
Zuffa LLC (Initial) 5.750% due 02/25/20 §	324,188	329,050

		33,887,812

Consumer Staples - 8.7%

AdvancePierre Foods Inc (1st Lien) 5.750% due 07/10/17 §	149,625	152,056
Albertson’s LLC Term B 5.750% due 03/21/16 §	75,000	76,373
Blue Buffalo Co Ltd Term B 4.750% due 08/08/19 §	572,129	579,102
Clearwater Seafoods Ltd Partnership Term B 6.755% due 06/06/18 §	471,373	476,087
Del Monte Foods Co Term B 4.000% due 02/15/18 §	474,568	479,264
Dole Food Co Inc Tranche B-2 6.000% due 07/08/18 §	353,075	354,592
Tranche C-2 6.000% due 07/08/18 §	631,820	634,535
H.J. Heinz Company Term B-2 due 04/05/20 µ	1,300,000	1,312,838
JBS USA LLC 3.750% due 05/27/18 §	982,538	991,135
KIK Custom Products Inc (2nd Lien) 5.204% due 12/01/14 §	500,000	439,166

	Principal Amount	Value
NBTY Inc Term B-2 3.500% due 10/01/17 §	$325,000	$329,428
Reynolds Group Holdings 4.750% due 09/28/18 §	995,000	1,010,635
Rite Aid Corp Tranche 6 4.000% due 02/21/20 §	250,000	252,943
Spectrum Brands Inc Term B 4.500% due 12/17/19 §	423,938	429,811
Sprouts Farmers Markets Holdings LLC (Initial) 6.000% due 04/18/18 §	498,728	503,403
Sun Products Corp Tranche B 5.500% due 03/23/20 §	275,000	278,266
SUPERVALU Inc 6.250% due 03/21/19 §	225,000	229,239
US Foods Inc (Extended) 5.750% due 03/31/17 §	993,943	1,009,005

		9,537,878

Energy - 3.7%

Arch Coal Inc 5.750% due 05/16/18 §	397,187	404,337
CITGO Petroleum Corp Term B 8.000% due 06/24/15 §	145,536	147,234
Crestwood Holdings LLC 9.750% due 03/26/18 §	140,966	143,786
Energy Transfer Equity LP 3.750% due 03/24/17 §	325,000	327,167
Frac Tech Services Term B 8.500% due 05/16/13 §	246,743	235,126
MEG Energy Corp 3.750% due 03/31/20 §	773,044	782,868
Obsidian Natural Gas Trust 7.000% due 11/02/15 §	743,757	751,195
Patriot Coal Corp 9.250% due 10/02/13 §	100,000	100,875
Plains Exploration & Production Co 4.000% due 11/30/19 §	250,000	250,937
Ruby Western Pipeline Holdings LLC due 03/31/20 µ	50,000	50,687
Samson Investment Co (Initial 2nd Lien) 6.000% due 09/25/18 §	100,000	101,450
Sheridan Investment Partners I LLC Tranche B-2 5.000% due 10/01/19 §	245,994	250,094
Sheridan Production Partners I-A LP Tranche B-2 5.000% due 10/01/19 §	32,596	33,139
Sheridan Production Partners I-M LP Tranche B-2 5.000% due 10/01/19 §	19,910	20,242
Tallgrass Operations LLC 5.250% due 11/13/18 §	274,313	279,341
Tervita Corp 6.250% due 05/15/18 §	200,000	202,656

		4,081,134

Financials - 5.8%

Alliant Holdings I LLC (Initial) 5.000% due 12/20/19 §	249,375	252,414
American Capital Ltd 5.500% due 08/22/16 §	150,000	152,625
Amwins Group (1st Lien) 5.000% due 09/06/19 §	99,750	101,038
Citco Funding LLC 4.250% due 06/29/18 §	541,126	542,479
Clipper Acquisitions Corp (Initial) 4.000% due 02/06/20 §	199,500	201,495
CNO Financial Group Inc Tranche B-2 5.000% due 09/28/18 §	119,471	121,487
Compass Investors Inc (Initial) 5.250% due 12/27/19 §	274,313	277,170
Cunningham Lindsay U.S. Inc (Initial 1st Lien) 5.000% due 12/10/19 §	299,250	305,235

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL FLOATING RATE LOAN FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
First Data Corp 4.204% due 03/23/18 §	$523,620	$522,900
Term B 5.204% due 09/24/18 §	150,000	151,391
Harbourvest Partners LP 4.750% due 11/21/17 §	480,357	483,960
HUB International Ltd (Initial Extended) 4.704% due 06/13/17 §	948,892	958,618
LPL Holdings Inc (Initial) Tranche A 2.704% due 03/29/17 §	95,000	95,309
Tranche B 4.000% due 03/29/19 §	297,000	299,970
McGraw-Hill Global Education Holdings LLC Term B 9.000% due 03/22/19 §	100,000	97,000
Nuveen Investments Inc Tranche A (1st Lien) 5.204% due 05/13/17 §	883,260	900,373
Ocwen Loan Servicing LLC (Initial) 5.000% due 02/15/18 §	150,000	152,625
SOPHOS Term B 6.500% due 05/10/19 §	496,250	500,282
Walter Investment Management Corp Tranche B 5.750% due 11/28/17 §	320,886	327,063

		6,443,434

Health Care - 14.5%

Alere Inc Term B 4.250% due 06/30/17 §	788,000	795,551
Alliance Imaging Inc (Initial) 7.250% due 06/01/16 §	350,134	353,636
Aptalis Pharma Inc Term B-1 5.500% due 02/10/17 §	488,750	493,638
Ardent Medical Services Inc (1st Lien) 6.750% due 03/21/18 §	199,500	203,241
Aveta Inc 9.750% due 12/12/17 §	63,158	63,553
Biomet Inc Term B-1 3.974% due 07/25/17 §	1,021,851	1,033,583
CHS/Community Health Systems Inc (Extended) 3.787% due 01/25/17 §	638,054	645,731
DaVita Inc Tranche B-2 4.000% due 11/01/19 §	374,063	378,417
DJO Finance LLC Term B 4.750% due 09/15/17 §	360,592	367,128
Drumm Investors LLC 5.000% due 05/04/18 §	494,823	479,669
Emergency Medical Services Corp 4.000% due 05/25/18 §	457,157	463,443
Grifols Inc Tranche B 4.250% due 06/01/17 §	759,143	768,022
HCA Inc Tranche B-3 3.454% due 05/01/18 §	581,925	587,499
Health Management Associates Inc Term B 3.500% due 11/18/18 §	1,142,479	1,154,618
Hologic Inc Tranche B 4.500% due 08/01/19 §	223,875	227,256
IMS Health Inc Tranche B-1 3.750% due 09/01/17 §	556,025	562,743
InVentiv Health Inc 7.500% due 08/04/16 §	263,957	261,977
Kinetic Concepts Inc Term C-1 5.500% due 05/04/18 §	696,487	709,981
MedAssets Inc Term B 4.000% due 12/13/19 §	71,063	71,773
MMM Holdings Inc 9.750% due 12/12/17 §	86,842	87,493

	Principal Amount	Value
MultiPlan Inc Term B-1 4.000% due 08/26/17 §	$542,718	$549,570
One Call Medical Inc 5.500% due 08/24/19 §	99,750	100,623
Par Pharmaceutical Cos Inc Term B-1 4.250% due 09/30/19 §	124,376	125,917
Pharmaceutical Product Development Inc 4.250% due 12/05/18 §	997,500	1,011,528
Quintiles Transnational Corp Term B-2 4.500% due 06/08/18 §	902,898	916,818
Radnet Management Inc Tranche B 5.500% due 10/10/18 §	199,000	201,612
RPI Finance Trust 3.500% due 05/09/18 §	416,124	420,979
Sage Products Inc (1st Lien) 4.250% due 12/13/19 §	250,000	252,578
Select Medical Corp Series B Tranche B 3.542% due 02/20/16 §	99,750	100,373
Term A 2.926% due 02/17/16 §	231,153	232,405
TriZetto Group Inc 4.750% due 05/02/18 §	493,719	497,885
Truven Holding Corp Tranche B 5.750% due 06/06/19 §	198,998	202,480
Valeant Pharmaceuticals International Inc (Canada) Series C-1 Tranche B 3.500% due 12/11/19 §	299,250	302,204
Series D-1 Tranche B 3.500% due 02/13/19 §	497,503	502,600
Warner Chilcott Co LLC Term B-1 4.250% due 03/15/18 §	144,975	147,150
Term B-2 4.250% due 03/15/18 §	118,013	119,783
Warner Chilcott Corp Term B-1 4.250% due 03/15/18 §	333,042	338,037
WC Luxco SARL Term B-3 4.250% due 03/15/18 §	262,441	266,377

		15,997,871

Industrials - 10.0%

Advanced Disposal Term B 4.250% due 10/09/19 §	224,438	227,215
Alpha Topco Ltd Term B-2 (Facility) 6.000% due 04/30/19 §	272,257	276,146
Ameriforge Group Inc (Initial 1st Lien) 6.000% due 12/19/19 §	74,813	75,888
Apex Tool Group LLC 4.500% due 01/31/20 §	100,000	101,562
BakerCorp International Inc Term B 4.250% due 02/07/20 §	500,000	503,333
Beechcraft Holdings LLC 5.750% due 02/14/20 §	375,000	377,344
Bombardier Recreational Products Inc (Canada) Term B 5.000% due 01/30/19 §	525,000	530,852
Brand Energy & Infrastructure Services Inc (Canada) (1st Lien) Term B-1 6.250% due 10/23/18 §	80,242	80,576
Tranche 1 6.250% due 10/23/18 §	19,258	19,475
Colfax Corp Term B 3.250% due 01/11/19 §	349,125	351,798
Delos Aircraft Inc 4.750% due 04/12/16 §	100,000	100,750
DynCorp International Inc 6.250% due 07/07/16 §	500,000	504,062

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL FLOATING RATE LOAN FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
Edwards Ltd (Cayman) (Initial 1st Lien) due 05/31/16 µ	$175,000	$175,328
Flying Fortress Inc 5.000% due 06/30/17 §	425,000	427,656
Grede LLC Term B 7.015% due 04/03/17 §	505,000	508,787
Hamilton Sundstrand 4.000% due 12/13/19 §	749,375	755,330
Husky Injection Molding System Ltd Term B 4.250% due 06/30/18 §	446,719	452,722
IG Investment Holdings LLC Tranche B (1st Lien) 6.000% due 10/31/19 §	99,750	100,498
John Maneely Co 4.750% due 04/01/17 §	987,425	997,904
KAR Auction Services Inc Term B 3.750% due 05/19/17 §	319,325	323,117
Merrill Communications LLC 7.250% due 03/08/18 §	25,000	25,125
Metaldyne Co LLC 5.000% due 12/18/18 §	174,563	177,617
Milacron LLC Term B due 03/28/20 µ	50,000	50,563
Monitronics International Inc Term B 4.250% due 03/23/18 §	123,751	125,607
Pelican Products Inc (1st Lien) 7.000% due 07/11/18 §	248,125	248,745
Rexnord LLC Term B 4.500% due 04/01/18 §	1,012,226	1,024,453
Schaeffler Technologies AG Term C (Germany) due 01/20/17 µ	100,000	101,250
Sensata Technologies BV 3.750% due 05/12/18 §	343,875	348,112
Sequa Corp (Initial) 5.250% due 06/19/17 §	199,500	202,908
SumTotal Systems LLC (1st Lien) 6.250% due 11/16/18 §	149,625	151,869
Swift Transportation Co LLC Term B 2.953% due 12/21/16 §	361,905	365,524
Tranche B-2 4.000% due 12/21/17 §	167,285	169,899
Tank Holding Corp Term 1 4.250% due 07/09/19 §	146,451	147,000
The Hertz Corp Tranche B-1 3.750% due 03/11/18 §	224,438	227,851
U.S. Security Associates Holdings Inc Term B 6.000% due 07/28/17 §	493,736	498,982
West Corp Term B-8 4.250% due 06/30/18 §	223,254	227,161

		10,983,009

Information Technology - 7.5%

Aeroflex Inc Tranche B 5.750% due 05/09/18 §	438,528	447,116
ARRIS Group Inc Term B due 01/31/20 µ	125,000	125,391
Aspect Software Inc Tranche B 7.000% due 05/07/16 §	440,605	446,663
Booz Allen Hamilton Inc Tranche B (Initial) 4.500% due 07/31/19 §	99,500	101,042
CompuCom Systems Inc (1st Lien) 6.500% due 10/04/18 §	249,375	252,700
Dealer Computer Services Inc Tranche B 3.750% due 04/21/18 §	136,161	137,309
DG FastChannel Inc (Initial) 7.250% due 07/26/18 §	416,803	412,896
Eagle Parent Inc Term B 4.500% due 05/16/18 §	467,693	474,124

	Principal Amount	Value
Expert Global Solutions Inc Term B (1st Lien) 8.000% due 04/03/18 §	$271,345	$274,058
Freescale Semiconductor Inc Tranche B-4 5.000% due 03/01/20 §	325,000	327,539
Infor US Inc Tranche B-2 5.250% due 04/05/18 §	694,759	707,641
Kronos Inc (1st Lien) 4.500% due 10/30/19 §	199,500	202,056
Micro Holding LP (Initial) 6.250% due 03/18/19 §	125,000	125,469
Mitel US Holdings Inc (1st Lien) 7.000% due 02/27/19 §	75,000	76,125
Novell Inc (1st Lien) 7.272% due 11/22/17 §	424,688	429,731
NXP BV Tranche C 4.750% due 01/10/20 §	124,688	127,701
Rocket Software Inc 5.750% due 02/08/18 §	493,752	496,632
Rovi Solutions Corp Tranche B-2 4.000% due 03/29/19 §	92,314	92,314
RP Crown Parent LLC Term B 6.750% due 12/21/18 §	324,188	331,076
Sophia LP Term B 4.500% due 07/19/18 §	145,023	147,402
Spansion LLC 5.250% due 12/13/18 §	99,487	100,689
SSI Investments II Ltd 5.000% due 05/26/17 §	486,273	493,567
SunGard Data Systems Inc Tranche C 3.955% due 02/28/17 §	106,742	107,475
Tranche E 4.000% due 03/08/20 §	700,000	709,625
Vertafore Inc (1st Lien) 5.250% due 07/29/16 §	497,457	502,743
Wall Street Systems Inc (1st Lien) 5.750% due 10/25/19 §	149,625	151,495
Web.com Group Inc Term B 4.500% due 10/27/17 §	469,344	474,185

		8,274,764

Materials - 6.3%

AZ Chem U.S. Inc Term B 5.250% due 12/22/17 §	117,426	119,628
Berry Plastics Corp Term D 3.500% due 02/10/20 §	250,000	249,888
BWAY Holding Co (Initial) 4.500% due 08/06/17 §	324,188	328,442
DuPont Performance Coatings Term B (Initial) 4.750% due 02/01/20 §	350,000	355,051
Essar Steel Algoma Inc (Canada) 8.750% due 09/20/14 §	497,500	509,937
Fairmount Minerals Ltd Tranche B 5.250% due 03/15/17 §	375,952	378,849
FMG Resources Property Ltd (Australia) 5.250% due 10/18/17 §	721,375	730,779
Ineos US Finance LLC 6.500% due 05/04/18 §	965,250	981,841
John Henry Holdings Inc (1st Lien) 6.000% due 12/06/18 §	74,813	76,122
Noranda Aluminum Term B 5.750% due 02/28/19 §	123,750	125,838
Novelis Inc (Initial) 3.750% due 03/10/17 §	977,507	992,017
PQ Corp 4.500% due 08/07/17 §	149,625	151,402
Tronox Inc Term B (Netherlands) 4.500% due 03/19/20 §	225,000	228,335

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL FLOATING RATE LOAN FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
United Central Industrial Supply Co LLC (1st Lien) 7.500% due 10/09/18 §	$148,800	$142,476
Univar Inc Term B 5.000% due 06/30/17 §	830,879	840,152
Walter Energy Inc Term B 5.750% due 04/02/18 §	707,503	712,632

		6,923,389

Telecommunication Services - 3.9%

Cricket Communications Inc due 02/27/20 µ	250,000	251,914
4.750% due 10/10/19 §	498,750	502,647
Greeneden U.S. Holdings II LLC 4.000% due 02/08/20 §	39,474	39,770
Intelsat Jackson Holdings SA Tranche B-1 4.500% due 04/02/18 §	925,785	941,408
MetroPCS Wireless Inc Tranche B-3 4.000% due 03/18/18 §	612,061	614,991
SBA Finance Communications Corp 3.750% due 06/30/18 §	73,688	74,609
Syniverse Holdings Inc (Initial) 5.000% due 04/23/19 §	248,125	250,064
Telesat Canada Term B (Canada) 5.500% due 03/28/19 §	521,063	525,944
TNS Inc (Initial 1st Lien) 5.000% due 02/14/20 §	50,000	50,094
UPC Financing Partnership (Facility X) 3.704% due 12/31/17 §	1,000,000	1,007,969

		4,259,410

Utilities - 2.8%

Calpine Corp Term B-1 4.000% due 04/01/18 §	1,029,000	1,044,274
Term B-2 4.000% due 04/01/18 §	98,250	99,708
Dynergy Power LLC 9.250% due 08/05/16 §	410,486	429,300
LSP Madison Funding LLC 5.500% due 06/28/19 §	316,667	321,417
NRG Energy Inc 3.250% due 07/01/18 §	515,813	523,485
Texas Competitive Electric Holdings Co LLC (Extended) 4.733% due 10/10/17 §	500,000	356,248
The AES Corp due 06/01/18 µ	75,000	76,160
3.750% due 06/01/18 §	229,888	233,444

		3,084,036

Total Senior Loan Notes (Cost $102,300,833)		103,472,737

	Shares	Value
SHORT-TERM INVESTMENT - 7.5%

Money Market Fund - 7.5%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	8,234,553	$8,234,553

Total Short-Term Investment (Cost $8,234,553)		8,234,553

TOTAL INVESTMENTS - 102.4% (Cost $111,207,037)		112,826,917

OTHER ASSETS & LIABILITIES, NET - (2.4%)		(2,622,584)

NET ASSETS - 100.0%		$110,204,333

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	31.7%
Health Care	14.5%
Industrials	10.0%
Consumer Staples	8.7%
Information Technology	7.5%
Short-Term Investment	7.5%
Materials	6.3%
Financials	5.8%
Telecommunication Services	3.9%
Energy	3.7%
Others (each less than 3.0%)	2.8%

	102.4%
Other Assets & Liabilities, Net	(2.4%	)

	100.0%

(b)	As of March 31, 2013, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were are follows (Unaudited):

BBB	4.9%
BB	42.3%
B	48.7%
CCC	2.0%
Not Rated	2.1%

100.0%

(c)	Restricted securities as of March 31, 2013 were as follows:

Issuer and Acquisition Date	Cost	Value	Value as a % of Net Assets
Metro-Goldwyn-Mayer Studios Inc ‘A’ Acq. 12/30/10	$671,651	$1,119,627	1.0%

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets	Common Stocks (1)	$1,119,627	$—	$1,119,627	$—
	Senior Loan Notes	103,472,737	—	103,472,737	—
	Short-Term Investment	8,234,553	8,234,553	—	—

	Total	$112,826,917	$8,234,553	$104,592,364	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL INFLATION MANAGED FUND

Schedule of Investments

March 31, 2013

	Principal Amount	Value
CORPORATE BONDS & NOTES - 1.4%

Financials - 0.7%

Ally Financial Inc 3.492% due 02/11/14 §	$700,000	$712,943
Credit Agricole Home Loan SFH (France) 1.052% due 07/21/14 § ~	400,000	401,060
Intesa Sanpaolo SPA (Italy) 3.125% due 01/15/16	100,000	97,826

		1,211,829

Health Care - 0.4%

HCA Inc 7.250% due 09/15/20	600,000	665,250

Industrials - 0.3%

International Lease Finance Corp
6.500% due 09/01/14 ~	100,000	107,000
6.750% due 09/01/16 ~	100,000	113,500
7.125% due 09/01/18 ~	200,000	236,000

		456,500

Total Corporate Bonds & Notes (Cost $2,226,019)		2,333,579

MORTGAGE-BACKED SECURITIES - 3.0%

Collateralized Mortgage Obligations - Commercial - 0.9%

Banc of America Large Loan Trust 2.503% due 11/15/15 " § ~	904,939	912,372
JPMorgan Chase Commercial Mortgage Securities Corp 5.336% due 05/15/47 "	110,000	124,452
Morgan Stanley Capital I Trust 6.094% due 06/11/49 " §	100,000	116,849
Silenus European Loan Conduit Ltd (Ireland) 0.376% due 05/15/19 " § ~	EUR 276,299	337,352

		1,491,025

Collateralized Mortgage Obligations - Residential - 2.1%

Bear Stearns Adjustable Rate Mortgage Trust
2.240% due 08/25/35 " §	$21,147	21,321
2.320% due 08/25/35 " §	39,501	40,244
2.600% due 03/25/35 " §	74,136	74,932
2.793% due 03/25/35 " §	21,165	21,385
Citigroup Mortgage Loan Trust Inc
2.270% due 09/25/35 " §	36,098	35,915
2.340% due 09/25/35 " §	29,400	29,036
Countrywide Home Loan Mortgage Pass-Through Trust
4.261% due 01/19/34 " §	99,588	100,164
Fannie Mae
0.554% due 07/25/37 " §	360,976	362,938
0.584% due 07/25/37 " §	309,434	311,503
0.644% due 05/25/36 " §	282,885	285,128
0.649% due 02/25/37 " §	75,668	76,032
0.884% due 02/25/41 " §	484,172	488,225
GSR Mortgage Loan Trust 2.662% due 09/25/35 " §	62,772	64,843
JP Morgan Mortgage Trust 5.192% due 06/25/35 " §	215,851	218,896
Merrill Lynch Mortgage Investors Trust 2.359% due 12/25/34 " §	172,965	176,402
New York Mortgage Trust Inc 2.909% due 05/25/36 " §	568,895	496,147
Reperforming Loan REMIC Trust 0.544% due 06/25/35 " § ~	23,692	21,420

	Principal Amount	Value
Residential Accredit Loans Inc 0.384% due 06/25/46 " §	$140,763	$68,298
Structured Asset Mortgage Investments II Trust 0.414% due 05/25/46 " §	126,927	77,547
Wells Fargo Mortgage Backed Securities Trust 2.673% due 10/25/35 " §	422,944	418,312

		3,388,688

Total Mortgage-Backed Securities (Cost $4,582,033)		4,879,713

ASSET-BACKED SECURITIES - 3.0%

AMMC V Ltd CLO (Cayman) 0.515% due 08/08/17 " § ~	81,266	81,004
Ares VIR Ltd CLO (Cayman) 0.508% due 03/12/18 " § ~	343,852	340,317
Asset Backed Funding Certificates 0.924% due 06/25/35 " §	167,606	167,465
Freddie Mac Structured Pass-Through Securities 0.484% due 09/25/31 " §	2,208	2,047
Harvest SA CLO (Luxembourg) 0.827% due 03/29/17 " § ~	EUR 76,195	96,641
Hillmark Funding CDO (Cayman) 0.539% due 05/21/21 " § ~	$1,100,000	1,067,048
Park Place Securities Inc 0.884% due 12/25/34 " §	199,791	199,597
Plymouth Rock Ltd Inc CLO (Cayman) 1.790% due 02/16/19 " § ~	83,176	83,154
SLM Student Loan Trust
0.463% due 12/15/23 " §	EUR 1,630,823	2,045,438
0.473% due 09/15/21 " § ~	555,880	710,099
Wood Street BV CLO (Netherlands) 0.587% due 03/29/21 " § ~	157,250	196,989

Total Asset-Backed Securities (Cost $5,118,560)		4,989,799

U.S. TREASURY OBLIGATIONS - 91.4%

U.S. Treasury Inflation Protected Securities - 91.4%

0.125% due 04/15/17 ^	$3,041,310	3,282,714
0.125% due 01/15/22 ^ ‡	17,662,068	19,236,965
0.125% due 07/15/22 ^	17,406,244	18,937,461
0.125% due 01/15/23 ^	3,591,216	3,882,442
0.500% due 04/15/15 ^	4,356,291	4,578,532
0.625% due 07/15/21 ^ ‡	14,149,576	16,210,107
0.625% due 02/15/43 ^	2,103,171	2,120,751
0.750% due 02/15/42 ^	917,118	962,258
1.250% due 04/15/14 ^	2,720,025	2,811,402
1.250% due 07/15/20 ^	12,881,004	15,406,892
1.625% due 01/15/15 ^	10,370,654	11,068,245
1.750% due 01/15/28 ^	5,055,860	6,444,245
1.875% due 07/15/13 ^	6,393,819	6,522,693
1.875% due 07/15/15 ^	828,653	909,447
2.000% due 07/15/14 ^	1,221,550	1,293,602
2.000% due 01/15/16 ^	5,684,588	6,339,645
2.500% due 01/15/29 ^	6,756,561	9,466,577
2.625% due 07/15/17 ^	2,333,058	2,809,513
3.375% due 04/15/32 ^	194,585	313,889
3.625% due 04/15/28 ^	384,380	601,825
3.875% due 04/15/29 ^ ‡	10,434,843	17,000,644

Total U.S. Treasury Obligations (Cost $143,291,479)		150,199,849

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
FOREIGN GOVERNMENT BONDS & NOTES - 8.9%

Australian Government (Australia) 4.000% due 08/20/20 ^	AUD 400,000	$799,339
Canada Housing Trust No. 1 (Canada) 2.450% due 12/15/15 ~	CAD 1,200,000	1,220,141
Canadian Government (Canada) 4.250% due 12/01/21 ^	1,752,060	2,432,067
Instituto Credito Oficial (Spain) 1.961% due 03/25/14 § ~	EUR 1,600,000	2,025,124
Italy Buoni Poliennali Del Tesoro (Italy)
1.700% due 09/15/18 ^	198,608	245,691
2.100% due 09/15/16 ^	1,735,091	2,266,457
Mexican Bonos de Proteccion al Ahorro (Mexico) 4.320% due 01/30/20 ^ §	MXN 4,400,000	353,617
Mexican Udibonos (Mexico)
4.500% due 12/18/14 ^	987,020	85,032
5.000% due 06/16/16 ^	13,078,010	1,193,196
New South Wales Treasury Corp (Australia)
2.500% due 11/20/35 ^	AUD 200,000	253,524
2.750% due 11/20/25 ^	1,800,000	2,444,022
United Kingdom Gilt Inflation-Linked (United Kingdom)
0.125% due 03/22/44 ^ ~	GBP 50,704	83,475
0.625% due 11/22/42 ^ ~	231,410	448,453
2.500% due 07/26/16 ^ ~	100,000	537,089
Xunta de Galicia (Spain)
5.763% due 04/03/17	EUR 100,000	132,692
6.131% due 04/03/18	100,000	133,885

Total Foreign Government Bonds & Notes (Cost $14,493,709)		14,653,804

MUNICIPAL BONDS - 0.1%

Tobacco Settlement Finance Authority of WV ‘A’ 7.467% due 06/01/47	$95,000	81,890
Tobacco Settlement Financing Corp of RI ‘A’ 6.000% due 06/01/23	50,000	50,088

Total Municipal Bonds (Cost $135,455)		131,978

PURCHASED OPTIONS - 0.0%
(See Note (g) in Notes to Schedule of Investments) (Cost $86,445)		33,336

SHORT-TERM INVESTMENTS - 0.5%

U.S. Treasury Bills - 0.3%

1.250% due 03/15/14	408,000	412,255

	Shares	Value
Money Market Fund - 0.2%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	313,730	$313,730

Total Short-Term Investments (Cost $725,929)		725,985

TOTAL INVESTMENTS - 108.3% (Cost $170,659,629)		177,948,043

OTHER ASSETS & LIABILITIES, NET - (8.3%)		(13,666,737)

NET ASSETS - 100.0%		$164,281,306

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	91.4%
Foreign Government Bonds & Notes	8.9%
Asset-Backed Securities	3.0%
Mortgage-Backed Securities	3.0%
Others (each less than 3.0%)	2.0%

	108.3%
Other Assets & Liabilities, Net	(8.3%	)

	100.0%

(b)	As of March 31, 2013, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	4.6%
A-1 (Short-Term debt only)	0.2%
AA / U.S. Government & Agency Issues	86.2%
A	1.1%
BBB	0.6%
BB	0.4%
B	0.7%
CCC	0.1%
Not Rated	6.1%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	The average amount of borrowings by the fund on sale-buyback financing transactions (See Note 4 in Notes to Financial Statements) outstanding during the year ended March 31, 2013 was $23,615,841 at a weighted average interest rate of 0.208%.

(e)	Open futures contracts outstanding as of March 31, 2013 were as follows:

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Eurodollar (03/16)	44	$44,000,000	$8,094
U.S. Treasury 10-Year Notes (06/13)	12	1,200,000	(1,141)

Total Futures Contracts			$6,953

(f)	Forward foreign currency contracts outstanding as of March 31, 2013 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
BRL	1,970,498	USD	952,991	04/13	UBS	$21,591
BRL	89,697	USD	44,826	06/13	HSB	(789)
BRL	1,970,498	USD	981,813	06/13	UBS	(14,387)
CAD	560,000	USD	549,990	06/13	DUB	216
EUR	116,000	USD	149,250	06/13	BRC	(468)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2013

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
EUR	88,000	USD	114,532	06/13	CIT	($1,663)
EUR	175,000	USD	227,345	06/13	MSC	(2,889)
GBP	151,000	USD	224,877	06/13	BRC	4,468
GBP	432,000	USD	649,662	06/13	DUB	6,478
GBP	160,000	USD	240,232	06/13	RBC	2,783
MXN	2,626,700	USD	200,000	04/13	DUB	12,542
MXN	2,584,300	USD	195,731	04/13	HSB	13,380
MXN	149,407	USD	11,432	04/13	JPM	658
MXN	4,310,226	USD	334,866	06/13	UBS	11,140
USD	340,556	AUD	328,000	04/13	CIT	(762)
USD	3,512,681	AUD	3,419,000	04/13	WBC	(45,152)
USD	41,245	AUD	40,000	05/13	CIT	(292)
USD	989,107	BRL	1,970,498	04/13	UBS	14,525
USD	83,654	BRL	167,425	06/13	UBS	1,456
USD	4,189,956	CAD	4,314,000	06/13	RBS	(48,597)
USD	8,932,337	EUR	6,873,000	04/13	RBS	121,872
USD	8,815,074	EUR	6,871,000	05/13	MSC	—
USD	557,164	EUR	430,000	06/13	CIT	5,643
USD	511,899	GBP	336,000	06/13	MSC	1,568
USD	2,294,830	GBP	1,518,000	06/13	RBS	(10,775)
USD	82,459	MXN	1,050,182	04/13	HSB	(2,517)
USD	337,448	MXN	4,310,226	04/13	UBS	(11,318)

Total Forward Foreign Currency Contracts						$78,711

(g)	Purchased options outstanding as of March 31, 2013 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate Based on 3-Month USD-LIBOR	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - OTC 30-Year Interest Rate Swap	Receive	3.875%	04/14/14	DUB	$1,700,000	$86,445	$33,336

Total Purchased Options						$86,445	$33,336

(h)	Transactions in written options for the year ended March 31, 2013 were as follows:

	Number of Contracts	Notional Amount in EUR	Notional Amount in $	Premium
Outstanding, March 31, 2012	—	—	45,400,000	$419,828
Call Options Written	11	—	33,200,000	98,787
Put Options Written	11	6,100,000	41,500,000	223,454
Call Options Closed	(9)	—	(11,500,000)	(85,150)
Put Options Closed	(9)	—	(1,200,000)	(14,525)
Call Options Expired	—	—	(32,300,000)	(123,126)
Put Options Expired	—	—	(46,000,000)	(309,203)

Outstanding, March 31, 2013	4	6,100,000	29,100,000	$210,065

(i)	Premiums received and value of written options outstanding as of March 31, 2013 were as follows:

Inflation Floor/Cap Options

Description	Strike Index	Exercise Index	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - OTC U.S. CPI Urban Consumers NSA	216.69	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	04/07/20	CIT	$2,000,000	$17,720	($3,579)
Floor - OTC U.S. CPI Urban Consumers NSA	217.97	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	09/29/20	CIT	300,000	3,870	(568)
Floor - OTC U.S. CPI Urban Consumers NSA	218.01	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	10/13/20	DUB	700,000	6,860	(1,298)

						$28,450	($5,445)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2013

Interest Rate Swaptions

Description	Pay/Receive Floating Rate Based on 3-Month USD-LIBOR	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - OTC 2-Year Interest Rate Swap	Receive	1.500%	04/02/13	GSC	$4,500,000	$12,075	($277)
Call - OTC 5-Year Interest Rate Swap	Receive	0.800%	04/29/13	MSC	300,000	120	(28)
Call - OTC 10-Year Interest Rate Swap	Receive	1.800%	07/29/13	BRC	700,000	3,120	(2,363)
Call - OTC 10-Year Interest Rate Swap	Receive	1.800%	07/29/13	GSC	1,900,000	7,760	(6,414)
Call - OTC 10-Year Interest Rate Swap	Receive	1.800%	07/29/13	JPM	500,000	1,830	(1,688)
Call - OTC 10-Year Interest Rate Swap	Receive	1.800%	07/29/13	MSC	1,100,000	5,165	(3,714)
Call - OTC 10-Year Interest Rate Swap	Receive	1.800%	07/29/13	RBS	200,000	610	(675)

						30,680	(15,159)

Put - OTC 2-Year Interest Rate Swap	Pay	1.500%	04/20/13	GSC	4,500,000	17,287	(10,715)
Put - OTC 5-Year Interest Rate Swap	Pay	1.150%	04/29/13	MSC	300,000	300	(202)
Put - OTC 5-Year Interest Rate Swap	Pay	1.400%	09/03/13	DUB	700,000	2,335	(2,200)
Put - OTC 10-Year Interest Rate Swap	Pay	2.650%	07/29/13	BRC	700,000	5,100	(2,214)
Put - OTC 10-Year Interest Rate Swap	Pay	2.650%	07/29/13	GSC	1,900,000	11,675	(6,010)
Put - OTC 10-Year Interest Rate Swap	Pay	2.650%	07/29/13	JPM	500,000	3,030	(1,582)
Put - OTC 10-Year Interest Rate Swap	Pay	2.650%	07/29/13	MSC	1,100,000	8,095	(3,480)
Put - OTC 10-Year Interest Rate Swap	Pay	2.650%	07/29/13	RBS	200,000	610	(633)
Put - OTC 5-Year Interest Rate Swap	Pay	2.850%	04/14/14	DUB	7,000,000	84,000	(10,875)

	Based on 3-Month EUR-LIBOR

Put - OTC 2-Year Interest Rate Swap	Pay	0.850%	04/24/13	BRC	EUR 1,300,000	1,827	(14)
Put - OTC 2-Year Interest Rate Swap	Pay	1.150%	07/24/13	BRC	2,100,000	3,595	(458)
Put - OTC 2-Year Interest Rate Swap	Pay	1.150%	07/24/13	HSB	600,000	1,051	(131)
Put - OTC 5-Year Interest Rate Swap	Pay	1.700%	07/24/13	BRC	1,400,000	7,224	(582)
Put - OTC 5-Year Interest Rate Swap	Pay	1.700%	07/24/13	CIT	300,000	1,356	(125)
Put - OTC 5-Year Interest Rate Swap	Pay	1.700%	07/24/13	DUB	300,000	1,542	(125)
Put - OTC 5-Year Interest Rate Swap	Pay	1.700%	07/24/13	RBS	100,000	590	(42)

						149,617	(39,388)

						$180,297	($54,547)

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	Counter- party	Number of Contracts	Premium	Value
Call - CME 10-Year U.S. Treasury Note Futures (05/13)	$132.50	04/26/13	MSC	2	$511	($688)

Put - CME 10-Year U.S. Treasury Note Futures (05/13)	129.00	04/26/13	MSC	2	807	(63)

					$1,318	($751)

Total Written Options					$210,065	($60,743)

(j)	Swap agreements outstanding as of March 31, 2013 were as follows:

Interest Rate Swaps

Floating Rate Index	Counter- party	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC BRL - CDI Compounded	JPM	Pay	7.900%	01/02/15	BRL 100,000	($230)	($357)	$127
OTC BRL - CDI Compounded	GSC	Pay	8.150%	01/02/15	2,000,000	(2,451)	(4,806)	2,355
OTC BRL - CDI Compounded	GSC	Pay	8.255%	01/02/15	1,900,000	3,404	2,397	1,007
OTC BRL - CDI Compounded	MSC	Pay	8.270%	01/02/15	100,000	(61)	(171)	110
OTC BRL - CDI Compounded	DUB	Pay	8.485%	01/02/15	2,300,000	1,823	(175)	1,998
OTC BRL - CDI Compounded	UBS	Pay	8.560%	01/02/15	7,800,000	9,979	3,449	6,530
OTC BRL - CDI Compounded	HSB	Pay	8.825%	01/02/15	6,500,000	49,166	39,932	9,234
OTC France CPI Excluding Tobacco	CIT	Pay	2.000%	07/25/16	EUR 500,000	12,753	1,405	11,348
OTC BRL - CDI Compounded	UBS	Pay	8.150%	01/02/17	BRL 3,700,000	(43,182)	—	(43,182)
OTC BRL - CDI Compounded	MSC	Pay	8.220%	01/02/17	4,700,000	(50,399)	(249)	(50,150)
OTC BRL - CDI Compounded	GSC	Pay	8.300%	01/02/17	3,000,000	(27,647)	3,861	(31,508)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2013

Floating Rate Index	Counter- party	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC US CPI Urban Consumers NSA	GSC	Receive	2.415%	02/12/17	$600,000	($260)	$—	($260)
OTC US CPI Urban Consumers NSA	CIT	Receive	2.250%	07/15/17	4,100,000	5,919	984	4,935
OTC US CPI Urban Consumers NSA	DUB	Receive	2.250%	07/15/17	3,800,000	5,486	3,520	1,966
OTC US CPI Urban Consumers NSA	RBS	Receive	2.250%	07/15/17	2,600,000	3,754	(2,517)	6,271
OTC France CPI Excluding Tobacco	MSC	Pay	2.000%	02/01/18	EUR 700,000	9,404	281	9,123
OTC France CPI Excluding Tobacco	RBS	Pay	2.000%	02/01/18	100,000	1,344	108	1,236
OTC France CPI Excluding Tobacco	GSC	Pay	2.150%	04/01/21	200,000	1,457	683	774
OTC France CPI Excluding Tobacco	MSC	Pay	2.150%	04/01/21	900,000	6,557	(3,280)	9,837
OTC US CPI Urban Consumers NSA	CIT	Receive	2.500%	07/15/22	$500,000	6,354	3,815	2,539
OTC US CPI Urban Consumers NSA	DUB	Receive	2.500%	07/15/22	3,100,000	39,393	39,506	(113)
CME-3-Month USD-LIBOR	CME	Receive	2.750%	06/19/43	2,200,000	126,522	132,056	(5,534)

Total Interest Rate Swaps						$159,085	$220,442	($61,357)

Total Swap Agreements						$159,085	$220,442	($61,357)

(k)	As of March 31, 2013, investments with total aggregate values of $65,536 and $303,030 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts and swap contracts, respectively.

(l)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$2,333,579	$—	$2,333,579	$—
	Mortgage-Backed Securities	4,879,713	—	4,879,713	—
	Asset-Backed Securities	4,989,799	—	4,989,799	—
	U.S. Treasury Obligations	150,199,849	—	150,199,849	—
	Foreign Government Bonds & Notes	14,653,804	—	14,653,804	—
	Municipal Bonds	131,978	—	131,978	—
	Short-Term Investments	725,985	313,730	412,255	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	218,320	—	218,320	—
	Interest Rate Contracts
	Futures	8,094	8,094	—	—
	Purchased Options	33,336	—	33,336	—
	Swaps	283,315	—	283,315	—

	Total Interest Rate Contracts	324,745	8,094	316,651	—

	Total Assets - Derivatives	543,065	8,094	534,971	—

	Total Assets	178,457,772	321,824	178,135,948	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(139,609)	—	(139,609)	—
	Interest Rate Contracts
	Futures	(1,141)	(1,141)	—	—
	Written Options	(60,743)	(751)	(54,547)	(5,445)
	Swaps	(124,230)	—	(124,230)	—

	Total Interest Rate Contracts	(186,114)	(1,892)	(178,777)	(5,445)

	Total Liabilities - Derivatives	(325,723)	(1,892)	(318,386)	(5,445)

	Total Liabilities	(325,723)	(1,892)	(318,386)	(5,445)

	Total	$178,132,049	$319,932	$177,817,562	($5,445)

Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2013 such liabilities are categorized within the three-tier hierarchy of inputs as follows:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities	Sale-Buyback Financing Transactions	($15,204,972)	$—	($15,204,972)	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments

March 31, 2013

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.7%

Financials - 0.7%

Wells Fargo & Co 7.500%	3,000	$3,866,250

Total Convertible Preferred Stocks (Cost $2,111,829)		3,866,250

PREFERRED STOCKS - 0.0%

Financials - 0.0%

Fannie Mae	8,000	26,000

Total Preferred Stocks (Cost $200,000)		26,000

	Principal Amount

CORPORATE BONDS & NOTES - 18.8%

Consumer Discretionary - 0.0%

General Motors Co Escrow Receipt 8.375% due 07/05/33 Ω +	EUR 200,000	-

Consumer Staples - 0.4%

Anheuser-Busch InBev Worldwide Inc 0.851% due 01/27/14 §	$1,300,000	1,304,232
Kraft Foods Group Inc 6.125% due 08/23/18	517,000	629,851
Mondelez International Inc 6.125% due 02/01/18	183,000	219,811
Reynolds American Inc 7.625% due 06/01/16	100,000	119,194

		2,273,088

Energy - 0.3%

AK Transneft OJSC (Ireland) 8.700% due 08/07/18 ~	100,000	127,900
Colorado Interstate Gas Co LLC 6.800% due 11/15/15	200,000	230,905
NGPL PipeCo LLC 7.119% due 12/15/17 ~	500,000	535,000
Odebrecht Drilling Norbe VIII/IX Ltd (Cayman) 6.350% due 06/30/21 ~	95,000	104,975
Petrobras International Finance Co (Cayman) 5.875% due 03/01/18	400,000	451,322
TNK-BP Finance SA (Luxembourg) 7.250% due 02/02/20 ~	200,000	240,750

		1,690,852

Financials - 14.4%

Ally Financial Inc
3.680% due 06/20/14 §	4,600,000	4,729,352
4.500% due 02/11/14	500,000	511,875
4.625% due 06/26/15	300,000	314,055
7.500% due 09/15/20	200,000	244,750
8.300% due 02/12/15	600,000	667,500
American Express Bank FSB 5.500% due 04/16/13	600,000	600,935
American Express Co 4.875% due 07/15/13	200,000	202,516
American International Group Inc
5.450% due 05/18/17	100,000	114,811
6.250% due 03/15/87	1,000,000	1,112,600

	Principal Amount	Value
ANZ International Ltd (New Zealand) 6.200% due 07/19/13 ~	$300,000	$305,321
Banco Santander Brasil SA (Brazil)
2.380% due 03/18/14 § ~	600,000	601,050
4.250% due 01/14/16 ~	300,000	313,581
Banco Santander Chile (Chile) 1.902% due 01/19/16 § ~	1,000,000	987,500
Bank of America Corp
1.722% due 01/30/14 §	1,200,000	1,210,724
4.500% due 04/01/15	1,900,000	2,014,251
Bank of China Ltd (Hong Kong) 5.550% due 02/11/20 ~	100,000	112,635
Bank of Montreal (Canada)
1.950% due 01/30/18 ~	300,000	312,374
2.850% due 06/09/15 ~	100,000	105,066
Banque PSA Finance SA (France) 2.205% due 04/04/14 § ~	600,000	594,939
Barclays Bank PLC (United Kingdom) 10.179% due 06/12/21 ~	720,000	968,288
BBVA Bancomer SA (Mexico) 6.500% due 03/10/21 ~	3,800,000	4,332,000
BM&FBOVESPA SA (Brazil) 5.500% due 07/16/20 ~	100,000	111,550
BNP Paribas SA (France) 1.205% due 01/10/14 §	1,000,000	1,004,662
BPCE SA (France)
2.375% due 10/04/13 ~	100,000	101,036
9.000% § ±	EUR 300,000	404,938
CIT Group Inc 5.250% due 04/01/14 ~	$100,000	104,125
Citigroup Inc
1.480% due 11/30/17 §	EUR 500,000	618,788
2.293% due 08/13/13 §	$200,000	201,334
5.500% due 04/11/13	700,000	700,820
5.500% due 10/15/14	1,000,000	1,067,491
Commonwealth Bank of Australia (Australia) 0.725% due 07/12/13 § ~	1,600,000	1,602,032
Credit Agricole Home Loan SFH (France) 1.052% due 07/21/14 § ~	1,400,000	1,403,709
Credit Suisse NY (Switzerland) 2.200% due 01/14/14	300,000	304,066
Daimler Finance North America LLC
0.905% due 01/09/15 § ~	2,000,000	2,008,974
1.480% due 09/13/13 § ~	400,000	401,607
Dexia Credit Local SA (France)
0.781% due 04/29/14 § ~	800,000	794,713
1.104% due 09/18/13 §	EUR 1,600,000	2,059,172
Ford Motor Credit Co LLC
7.000% due 04/15/15	$500,000	552,971
8.700% due 10/01/14	200,000	221,931
HBOS PLC (United Kingdom) 0.983% due 09/06/17 §	8,100,000	7,543,125
HSBC Bank PLC (United Kingdom) 2.000% due 01/19/14 ~	200,000	202,022
ICICI Bank Ltd (India)
4.750% due 11/25/16 ~	1,700,000	1,828,268
5.500% due 03/25/15 ~	600,000	637,618
ING Bank NV (Netherlands) 2.500% due 01/14/16 ~	100,000	104,359
Intesa Sanpaolo SPA (Italy) 2.688% due 02/24/14 § ~	500,000	503,004
LBG Capital No. 2 PLC (United Kingdom) 9.125% due 07/15/20	GBP 800,000	1,333,488
Lloyds TSB Bank PLC (United Kingdom) 12.000% § ~ ±	$1,100,000	1,475,271
Macquarie Bank Ltd (Australia) 3.300% due 07/17/14 ~	5,300,000	5,502,036
Merrill Lynch & Co Inc 6.875% due 04/25/18	900,000	1,087,984

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
Metropolitan Life Global Funding I 5.125% due 04/10/13 ~	$300,000	$300,284
Morgan Stanley 5.950% due 12/28/17	1,900,000	2,202,951
National Australia Bank Ltd (Australia) 1.025% due 04/11/14 § ~	1,600,000	1,611,872
Nationwide Building Society (United Kingdom) 6.250% due 02/25/20 ~	300,000	351,839
Nordea Bank AB (Sweden) 2.125% due 01/14/14 ~	100,000	101,182
Nordea Eiendomskreditt AS (Norway) 0.725% due 04/07/14 § ~	900,000	903,509
Nykredit Realkredit AS (Denmark)
1.319% due 04/01/38 §	DKK 691,220	121,336
1.319% due 10/01/38 §	891,192	156,515
Principal Life Income Funding Trusts 5.300% due 04/24/13	$100,000	100,287
RCI Banque SA (France) 2.175% due 04/11/14 § ~	1,300,000	1,299,936
Realkredit Danmark AS (Denmark) 1.420% due 01/01/38 §	DKK 3,114,827	549,171
Santander Issuances SAU (Spain) 7.300% due 07/27/19 §	GBP 3,000,000	4,706,518
SLM Corp
2.612% due 10/01/14 § ^	$100,000	101,025
5.000% due 10/01/13	2,600,000	2,652,000
6.250% due 01/25/16	100,000	109,756
8.000% due 03/25/20	400,000	465,500
8.450% due 06/15/18	600,000	714,000
Springleaf Finance Corp 4.125% due 11/29/13 ~	EUR 1,000,000	1,281,854
SSIF Nevada LP 1.005% due 04/14/14 § ~	$3,300,000	3,320,569
State Bank of India (India) 4.500% due 07/27/15 ~	1,000,000	1,054,081
Stone Street Trust 5.902% due 12/15/15 ~	700,000	761,291
Temasek Financial I Ltd (Singapore) 4.300% due 10/25/19 ~	300,000	342,659
The Bear Stearns Cos LLC 6.400% due 10/02/17	400,000	478,190
The Dai-ichi Life Insurance Co Ltd (Japan) 7.250% § ~ ±	300,000	339,477
The Goldman Sachs Group Inc 6.750% due 10/01/37	1,200,000	1,350,822
Vnesheconombank (Ireland)
5.375% due 02/13/17 ~	200,000	215,480
5.450% due 11/22/17 ~	100,000	108,780
Volkswagen International Finance NV (Netherlands) 0.918% due 04/01/14 § ~	995,000	997,628
Wachovia Corp 0.489% due 08/01/13 §	300,000	300,277

		81,236,006

Health Care - 0.2%

AbbVie Inc 1.056% due 11/06/15 § ~	1,200,000	1,218,127

Industrials - 1.3%

Caterpillar Inc 0.459% due 05/21/13 §	1,400,000	1,400,798
International Lease Finance Corp
5.625% due 09/20/13	255,000	260,100
5.750% due 05/15/16	100,000	108,509
Noble Group Ltd (Bermuda) 6.750% due 01/29/20 ~	200,000	225,000

	Principal Amount	Value
Russian Railways (Ireland) 5.739% due 04/03/17 ~	$500,000	$551,250
United Technologies Corp 0.557% due 12/02/13 §	5,100,000	5,111,664

		7,657,321

Information Technology - 0.3%

Hewlett-Packard Co 0.568% due 05/24/13 §	1,600,000	1,599,966

Materials - 1.1%

Braskem Finance Ltd (Cayman) 5.750% due 04/15/21 ~	3,600,000	3,792,600
CSN Islands XI Corp (Cayman) 6.875% due 09/21/19 ~	700,000	780,500
CSN Resources SA (Luxembourg) 6.500% due 07/21/20 ~	600,000	644,700
Gerdau Holdings Inc 7.000% due 01/20/20 ~	400,000	457,800
GTL Trade Finance Inc (United Kingdom) 7.250% due 10/20/17 ~	600,000	691,200

		6,366,800

Telecommunication Services - 0.5%

Deutsche Telekom International Finance BV (Netherlands) 6.500% due 04/08/22	GBP 900,000	1,740,839
Verizon Communications Inc 0.894% due 03/28/14 §	$900,000	905,074

		2,645,913

Utilities - 0.3%

CMS Energy Corp 5.050% due 02/15/18	1,000,000	1,145,994
Electricite de France SA (France) 5.500% due 01/26/14 ~	200,000	207,769
Entergy Corp 3.625% due 09/15/15	500,000	522,740

		1,876,503

Total Corporate Bonds & Notes (Cost $101,988,508)		106,564,576

SENIOR LOAN NOTES - 0.4%

Financials - 0.4%

Springleaf Financial Funding Co 5.500% due 05/10/17 §	2,000,000	2,016,562

Total Senior Loan Notes (Cost $1,993,056)		2,016,562

MORTGAGE-BACKED SECURITIES - 45.0%

Collateralized Mortgage Obligations - Commercial - 1.1%

Bear Stearns Commercial Mortgage Securities Trust
5.471% due 01/12/45 " §	100,000	115,462
5.700% due 06/11/50 "	200,000	235,315
Commercial Mortgage Pass-Through Certificates 5.467% due 09/15/39 "	887,094	997,187
JPMorgan Chase Commercial Mortgage Securities Trust 4.070% due 11/15/43 " ~	500,000	559,753
LB-UBS Commercial Mortgage Trust 5.866% due 09/15/45 " §	600,000	694,493
Merrill Lynch Floating Trust 0.740% due 07/09/21 " § ~	395,233	389,540

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.700% due 09/12/49 "	$500,000	$582,402
Morgan Stanley Capital I Trust 5.731% due 07/12/44 " §	1,700,000	1,918,226
Silenus European Loan Conduit Ltd (Ireland) 0.376% due 05/15/19 " § ~	EUR 34,537	42,169
Wachovia Bank Commercial Mortgage Trust 5.342% due 12/15/43 "	$600,000	682,571

		6,217,118

Collateralized Mortgage Obligations - Residential - 3.3%

Alternative Loan Trust 3.019% due 06/25/37 " §	362,088	297,580
Arran Residential Mortgages Funding PLC (United Kingdom)
1.426% due 11/19/47 " § ~	EUR 511,944	656,888
1.626% due 05/16/47 " § ~	959,289	1,252,400
Banc of America Funding Trust 2.631% due 05/25/35 " §	$112,430	115,533
Banc of America Mortgage Trust 3.123% due 07/25/33 " §	55,957	56,948
BCAP LLC Trust 5.575% due 03/26/37 " § ~	100,000	94,800
Bear Stearns Adjustable Rate Mortgage Trust
2.320% due 08/25/35 " §	50,642	51,595
2.470% due 10/25/35 " §	340,961	330,814
2.736% due 08/25/33 " §	137,681	138,114
2.793% due 03/25/35 " §	93,377	94,347
3.006% due 01/25/35 " §	1,250,667	1,197,580
Bear Stearns Alt-A Trust
2.768% due 05/25/35 " §	56,896	52,074
2.926% due 09/25/35 " §	67,300	56,942
2.932% due 11/25/36 " §	90,194	61,538
Chase Mortgage Finance Corp 5.740% due 09/25/36 " §	243,321	229,639
Chevy Chase Funding LLC 0.454% due 08/25/35 " § ~	66,559	56,909
Citigroup Mortgage Loan Trust
2.340% due 09/25/35 " §	58,801	58,072
2.570% due 10/25/35 " §	106,413	104,768
Countrywide Home Loan Mortgage Pass-Through Trust 0.524% due 03/25/35 " §	29,999	24,089
Credit Suisse First Boston Mortgage Securities Corp
0.827% due 03/25/32 " § ~	4,635	4,330
6.000% due 11/25/35 "	102,997	80,482
Downey Saving and Loan Association Mortgage Loan Trust 0.383% due 04/19/47 " § Ω	335,262	82,849
Fannie Mae
0.404% due 10/27/37 " §	3,400,000	3,403,806
0.514% due 04/25/37 " §	125,709	126,292
0.654% due 09/25/35 " §	258,797	261,235
1.625% due 11/25/23 " §	198,662	204,039
4.500% due 10/25/17 "	5,718	5,733
Freddie Mac
1.375% due 10/25/44 " §	44,335	44,291
1.575% due 07/25/44 " §	233,397	239,370
8.000% due 04/15/30 "	224,877	266,309
Granite Master Issuer PLC (United Kingdom)
0.339% due 12/20/54 " § ~	EUR 534,586	675,462
0.399% due 12/20/54 " § ~	859,928	1,086,540
0.463% due 12/20/54 " §	$427,294	419,175
Granite Mortgages PLC (United Kingdom)
0.589% due 01/20/44 " § ~	EUR 27,679	35,205
0.887% due 09/20/44 " § ~	GBP 153,740	230,658
0.891% due 01/20/44 " § ~	28,010	42,204

	Principal Amount	Value
HarborView Mortgage Loan Trust
0.373% due 12/19/36 " §	$582,212	$385,317
0.393% due 01/19/38 " §	192,452	153,579
0.423% due 05/19/35 " §	33,695	27,617
JPMorgan Mortgage Trust
4.863% due 02/25/35 " §	21,224	21,541
5.268% due 07/25/35 " §	306,919	318,633
5.750% due 01/25/36 "	48,240	45,575
Mellon Residential Funding Corp 0.683% due 06/15/30 " §	8,849	8,783
Merrill Lynch Mortgage Investors Trust
0.414% due 02/25/36 " §	45,945	41,023
2.446% due 11/25/35 " §	3,173,561	3,006,324
Morgan Stanley Mortgage Loan Trust 5.500% due 08/25/35 "	223,834	230,221
Reperforming Loan REMIC Trust 0.544% due 06/25/35 " § ~	118,458	107,098
Residential Accredit Loans Inc Trust
0.384% due 06/25/46 " §	93,842	45,532
6.000% due 06/25/36 "	244,050	191,987
Residential Asset Securitization Trust 0.604% due 05/25/33 " §	8,094	7,806
Structured Asset Mortgage Investments Trust 0.424% due 05/25/36 " §	201,192	136,904
Structured Asset Securities Corp
2.635% due 08/25/32 " §	24,091	23,988
2.739% due 10/25/35 " § ~	50,579	44,452
Washington Mutual Mortgage Pass-Through Certificates
0.514% due 01/25/45 " §	25,243	24,391
0.524% due 01/25/45 " §	26,482	25,283
1.577% due 08/25/42 " §	4,468	4,297
2.212% due 02/27/34 " §	7,699	7,835
2.571% due 09/25/46 " §	93,638	82,870
5.091% due 02/25/37 " §	524,244	503,185
Wells Fargo Mortgage-Backed Securities Trust
2.624% due 12/25/34 " §	99,173	102,826
2.641% due 03/25/36 " §	653,933	633,350
2.721% due 04/25/36 " §	76,750	72,677
4.500% due 11/25/18 "	5,086	5,090

		18,396,794

Fannie Mae - 39.8%

1.375% due 10/01/44 " §	43,263	43,924
2.175% due 09/01/35 " §	172,850	184,148
2.310% due 08/01/22 "	500,000	505,858
2.492% due 11/01/34 " §	139,803	150,850
2.500% due 04/16/27 - 10/01/27 "	6,946,947	7,210,904
2.655% due 12/01/35 " §	29,679	31,712
2.817% due 11/01/32 " §	156,433	166,943
2.870% due 09/01/27 "	500,000	485,342
3.000% due 09/01/21 - 04/11/43 "	51,159,483	53,791,256
3.500% due 08/01/26 - 04/12/42 "	36,769,288	38,963,151
4.000% due 07/01/25 - 04/12/42 "	27,854,897	29,744,100
4.482% due 12/01/36 " §	16,258	17,227
4.500% due 07/01/18 - 08/01/41 "	36,068,886	38,928,233
5.000% due 09/01/25 - 08/01/40 "	33,774,993	36,634,234
5.500% due 12/01/20 - 09/01/41 "	13,587,978	14,835,784
6.000% due 09/01/22 - 04/13/40 "	3,032,965	3,333,566
6.500% due 03/01/17 "	23,445	25,353

		225,052,585

Freddie Mac - 0.8%

2.375% due 11/01/31 " §	6,689	7,146
2.384% due 04/01/32 " §	22,952	24,208
2.457% due 09/01/35 " §	22,883	24,304
2.740% due 06/01/35 " §	223,514	239,173
2.995% due 09/01/35 " §	141,283	151,281
4.500% due 09/01/41 "	550,802	590,540

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
5.500% due 03/01/23 - 05/01/40 "	$3,077,540	$3,338,522
6.000% due 12/01/22 - 03/01/23 "	85,241	93,092

		4,468,266

Total Mortgage-Backed Securities (Cost $251,462,877)		254,134,763

ASSET-BACKED SECURITIES - 3.8%

Argent Securities Inc 1.024% due 02/25/34 " §	1,425,664	1,225,484
Asset Backed Funding Certificates Trust 0.904% due 06/25/34 " §	109,796	105,570
Auto ABS SARL (Italy) 0.349% due 10/25/20 " § ~	EUR 162,084	207,713
Bear Stearns Asset Backed Securities Trust
0.404% due 12/25/36 " §	$500,000	439,724
3.014% due 10/25/36 " §	146,915	143,359
CIT Mortgage Loan Trust 1.454% due 10/25/37 " § ~	4,260,377	4,214,712
Citibank Omni Master Trust 2.953% due 08/15/18 " § ~	3,200,000	3,313,478
Countrywide Asset-Backed Certificates
0.304% due 08/25/37 " §	3,016,711	2,960,629
0.554% due 05/25/46 " § ~	2,755,383	2,479,751
Duane Street I Ltd CLO (Cayman) 0.543% due 11/08/17 " § ~	1,329,503	1,326,033
Galaxy Ltd CLO (Cayman) 0.583% due 04/17/17 " § ~	130,715	130,606
Halcyon Structured Asset Management Long Secured/Short Unsecured Ltd CLO (Cayman) 0.521% due 08/07/21 " § ~	2,199,676	2,175,429
Hillmark Funding CDO (Cayman) 0.539% due 05/21/21 " § ~	1,100,000	1,067,047
HSBC Home Equity Loan Trust 0.353% due 03/20/36 " §	431,225	427,610
Long Beach Mortgage Loan Trust 0.764% due 10/25/34 " §	18,554	16,640
Park Place Securities Inc 0.464% due 09/25/35 " §	138,718	134,836
Securitized Asset-Backed Receivables LLC Trust 0.334% due 05/25/37 " § Ω	127,907	70,693
United States Small Business Administration 4.754% due 08/10/14 "	19,274	19,742
Wind River Ltd CLO (Cayman) 0.610% due 12/19/16 " § ~	185,657	184,912
Wood Street BV CLO (Netherlands) 0.602% due 11/22/21 " § ~	EUR 469,895	587,664

Total Asset-Backed Securities (Cost $20,457,640)		21,231,632

U.S. GOVERNMENT AGENCY ISSUES - 11.6%

Fannie Mae
0.500% due 03/30/16	$2,700,000	2,705,122
0.875% due 08/28/17	3,900,000	3,916,088
0.875% due 12/20/17	400,000	400,318
0.875% due 02/08/18	1,100,000	1,098,591
1.125% due 04/27/17	1,900,000	1,937,375
1.250% due 01/30/17	4,200,000	4,296,814
5.000% due 02/13/17	900,000	1,052,508
5.000% due 05/11/17	900,000	1,058,162
5.375% due 06/12/17	3,500,000	4,178,542
Freddie Mac
0.875% due 03/07/18	300,000	299,912
1.000% due 03/08/17	3,000,000	3,040,575
1.000% due 06/29/17	13,700,000	13,879,785
1.000% due 07/28/17	7,300,000	7,379,117
1.000% due 09/29/17	6,300,000	6,353,752

	Principal Amount	Value
1.250% due 05/12/17	$700,000	$716,337
1.250% due 08/01/19	5,600,000	5,587,137
1.250% due 10/02/19	5,000,000	4,977,120
2.375% due 01/13/22	400,000	417,443
3.750% due 03/27/19	1,200,000	1,378,423
5.500% due 08/23/17	900,000	1,085,887

Total U.S. Government Agency Issues (Cost $65,059,149)		65,759,008

U.S. TREASURY OBLIGATIONS - 31.1%

U.S. Treasury Inflation Protected Securities - 6.8%

0.125% due 04/15/17 ^	709,639	765,967
0.125% due 01/15/22 ^	203,466	221,714
0.125% due 07/15/22 ^	2,202,816	2,404,338
0.625% due 07/15/21 ^	4,188,683	4,798,660
1.125% due 01/15/21 ^	3,263,060	3,852,196
1.250% due 07/15/20 ^	633,492	757,716
1.375% due 01/15/20 ^	532,400	635,012
1.750% due 01/15/28 ^	659,460	840,554
1.875% due 07/15/19 ^	539,200	660,983
2.000% due 01/15/26 ^ ‡	2,204,228	2,876,174
2.125% due 01/15/19 ^	321,741	392,926
2.125% due 02/15/40 ^ ‡	6,285,388	8,888,915
2.375% due 01/15/25 ^	3,664,650	4,930,673
2.375% due 01/15/27 ^	3,996,265	5,452,716
3.625% due 04/15/28 ^	711,815	1,114,491

		38,593,035

U.S. Treasury Notes - 24.3%

0.250% due 12/15/15	12,100,000	12,076,369
0.375% due 11/15/15 ‡	26,500,000	26,545,554
0.375% due 01/15/16	13,900,000	13,917,375
0.375% due 02/15/16	6,400,000	6,405,504
0.375% due 03/15/16	200,000	200,172
0.750% due 10/31/17	3,100,000	3,110,416
0.750% due 12/31/17 ‡	8,200,000	8,216,015
0.750% due 02/28/18	7,000,000	7,002,737
0.750% due 03/31/18	2,800,000	2,798,250
0.875% due 01/31/18	2,600,000	2,618,281
0.875% due 07/31/19 ‡	18,300,000	18,078,405
1.000% due 08/31/19	4,000,000	3,975,940
1.000% due 09/30/19	500,000	496,680
1.125% due 03/31/20	5,100,000	5,055,719
1.250% due 10/31/19	2,300,000	2,319,046
1.250% due 02/29/20	2,800,000	2,807,218
1.500% due 08/31/18 ‡	1,200,000	1,241,437
1.625% due 08/15/22	3,600,000	3,556,969
1.625% due 11/15/22	7,200,000	7,079,623
1.750% due 05/15/22	2,800,000	2,810,937
2.000% due 02/15/22	800,000	823,125
2.000% due 02/15/23 ‡	5,300,000	5,372,048
3.375% due 11/15/19	300,000	343,688
3.500% due 02/15/18	200,000	226,547

		137,078,055

Total U.S. Treasury Obligations (Cost $172,842,645)		175,671,090

FOREIGN GOVERNMENT BONDS & NOTES - 7.4%

Banco Nacional de Desenvolvimento Economico e Social (Brazil) 4.125% due 09/15/17 ~	EUR 100,000	139,081
Italy Buoni Poliennali del Tesoro (Italy)
1.700% due 09/15/18 ^	99,304	122,846
2.500% due 03/01/15	700,000	904,424
3.500% due 11/01/17	2,800,000	3,595,027
4.500% due 07/15/15	300,000	401,900

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
4.750% due 09/15/16	EUR 300,000	$407,783
4.750% due 06/01/17	1,300,000	1,753,514
6.000% due 11/15/14	100,000	136,603
Province of British Columbia (Canada) 4.300% due 06/18/42	CAD 100,000	113,342
Province of Ontario (Canada)
1.650% due 09/27/19	$400,000	400,451
3.000% due 07/16/18	100,000	108,727
3.150% due 06/02/22	CAD 5,600,000	5,733,020
4.000% due 06/02/21	800,000	875,491
4.200% due 06/02/20	200,000	221,359
4.300% due 03/08/17	300,000	324,892
4.400% due 06/02/19	300,000	333,903
4.600% due 06/02/39	100,000	115,841
4.700% due 06/02/37	400,000	466,711
5.500% due 06/02/18	100,000	115,518
Province of Quebec (Canada)
3.000% due 09/01/23	1,000,000	991,662
3.500% due 07/29/20	$600,000	665,972
3.500% due 12/01/22	CAD 2,300,000	2,398,217
4.250% due 12/01/21	1,100,000	1,217,867
4.500% due 12/01/17	200,000	220,288
4.500% due 12/01/18	200,000	222,602
Societe de Financement de l’Economie Francaise (France) 3.375% due 05/05/14 ~	$200,000	206,730
Spain Government (Spain)
3.000% due 04/30/15	EUR 100,000	129,668
3.150% due 01/31/16	1,100,000	1,418,717
3.750% due 10/31/15	3,100,000	4,059,183
3.800% due 01/31/17	300,000	389,558
4.250% due 10/31/16	10,000,000	13,191,304
4.400% due 01/31/15	300,000	399,900

Total Foreign Government Bonds & Notes (Cost $41,669,872)		41,782,101

MUNICIPAL BONDS - 5.2%

American Municipal Power Inc OH ‘B’ 8.084% due 02/15/50	$1,000,000	1,488,230
Buckeye Tobacco Settlement Financing Authority OH ‘A2’ 5.875% due 06/01/47	800,000	720,608
City of North Las Vegas NV 6.572% due 06/01/40	900,000	1,013,841
County of Clark Airport NV ‘C’ 6.820% due 07/01/45	200,000	280,966
Dallas/Fort Worth International Airport TX 5.000% due 11/01/26	2,900,000	3,315,802
Irvine Ranch Water District CA 2.388% due 03/15/14	900,000	902,007
Los Angeles Unified School District CA ‘A1’ 4.500% due 01/01/28	400,000	432,852
Massachusetts School Building Authority 5.000% due 08/15/28	2,000,000	2,371,120
Metropolitan Transportation Authority NY ‘E’ 5.000% due 11/15/42	2,100,000	2,304,876
New Jersey Economic Development Authority ‘B’ 5.380% due 02/15/19	4,100,000	3,529,567
New York Liberty Development Corp 5.750% due 11/15/51	3,700,000	4,332,515
North Carolina Turnpike Authority ‘B’ 6.700% due 01/01/39	100,000	117,253
Southern California Public Power Authority 5.943% due 07/01/40	1,600,000	1,918,752
State of California
5.650% due 04/01/39 §	100,000	100,000
7.500% due 04/01/34	100,000	139,284

	Principal Amount	Value
7.550% due 04/01/39	$100,000	$144,467
7.600% due 11/01/40	1,400,000	2,049,586
Tobacco Settlement Finance Authority of WV ‘A’ 7.467% due 06/01/47	840,000	724,088
University of Arizona 6.423% due 08/01/35	2,700,000	3,235,005
University of California 6.270% due 05/15/31	500,000	576,535

Total Municipal Bonds (Cost $26,774,584)		29,697,354

SHORT-TERM INVESTMENTS - 0.8%

Commercial Paper - 0.6%

Santander SA
2.370% due 01/02/14	3,300,000	3,266,820

	Shares
Money Market Fund - 0.1%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	865,158	865,158

	Principal Amount

Repurchase Agreement - 0.1%

JPMorgan Chase & Co 0.190% due 04/01/13 (Dated 03/28/13, repurchase price of $500,011; collateralized by a U.S. Treasury Bond: 2.125% due 12/31/15 and value $527,173)	$500,000	500,000

Total Short-Term Investments (Cost $4,605,197)		4,631,978

TOTAL INVESTMENTS - 124.8% (Cost $689,165,357)		705,381,314

OTHER ASSETS & LIABILITIES, NET - (24.8%)		(140,096,049)

NET ASSETS - 100.0%		$565,285,265

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	45.0%
U.S. Treasury Obligations	31.1%
Corporate Bonds & Notes	18.8%
U.S. Government Agency Issues	11.6%
Foreign Government Bonds & Notes	7.4%
Municipal Bonds	5.2%
Asset-Backed Securities	3.8%
Others (each less than 3.0%)	1.9%

	124.8%
Other Assets & Liabilities, Net	(24.8%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2013

(b)	As of March 31, 2013, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	2.7%
AA/U.S. Government & Agency Issues	71.9%
A	7.8%
BBB	8.5%
BB	1.9%
B	1.7%
CCC	1.8%
CC	0.1%
D	0.6%
Not Rated	3.0%

100.0%

(c)	Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the annualized effective yield on the date of purchase.

(d)	Investments with a total aggregate value of $153,542 or less than 0.1% of the fund’s net assets were in default as of March 31, 2013.
(e)	Open futures contracts outstanding as of March 31, 2013 were as follows:

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Euribor (12/14)	8	EUR 8,000,000	$4,604
Euribor (03/15)	8	8,000,000	550
Euribor (03/15)	2	2,000,000	(579)
Euribor (06/15)	6	6,000,000	713
Euribor (06/15)	1	1,000,000	(241)
Eurodollar (12/14)	1	$1,000,000	162
Eurodollar (06/15)	256	256,000,000	122,524
Eurodollar (09/15)	14	14,000,000	1,734
Eurodollar (09/15)	15	15,000,000	(1,751)
Eurodollar (12/15)	90	90,000,000	20,382
Eurodollar (12/15)	189	189,000,000	(20,011)
Eurodollar (03/16)	39	39,000,000	4,545
U.S. Treasury 10-Year Notes (06/13)	53	5,300,000	52,847

			185,479

Short Futures Outstanding
Euro-Bund 10 Year Notes (06/13)	51	EUR 5,100,000	(140,924)

Total Futures Contracts			$44,555

(f)	Reverse repurchase agreements outstanding as of March 31, 2013 were as follows:

Counterparty	Interest Rate		Settlement Date	Maturity Date	Repurchase Amount	Principal Amount
BOA	0.190%		03/15/13	04/02/13	$998,845	$998,750
BNS	0.100%		03/13/13	04/05/13	3,192,204	3,192,000
RBS	(0.050%	)	03/28/13	04/08/13	5,379,418	5,379,500

						$9,570,250

(g)	The average amount of borrowings by the fund on reverse repurchase agreements while outstanding for the year ended March 31, 2013 was $3,190,083 at a weighted average interest rate of 0.081%. The average amount of borrowings by the fund on sale-buyback financing transactions (See Note 4 in Notes to Financial Statements) outstanding during the year ended March 31, 2013 was $2,849,261 at a weighted average interest rate of 0.235%.

(h)	Forward foreign currency contracts outstanding as of March 31, 2013 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
BRL	6,557,770	USD	3,171,529	04/13	UBS	$71,855
BRL	6,557,770	USD	3,267,449	06/13	UBS	(47,879)
IDR	992,000,000	USD	100,000	08/13	JPM	225
MXN	5,150,702	USD	395,587	04/13	HSB	21,187
MXN	47,051,730	USD	3,612,665	04/13	JPM	194,568
MXN	5,106,800	USD	400,000	04/13	MSC	13,221
MXN	12,793,100	USD	1,000,000	04/13	UBS	35,164
MXN	70,102,332	USD	5,434,205	06/13	HSB	193,298
USD	3,291,723	BRL	6,557,770	04/13	UBS	48,339
USD	13,116,681	CAD	13,505,000	06/13	RBS	(152,134)
USD	767,780	DKK	4,263,000	05/13	BRC	34,346
USD	467,825	EUR	358,000	06/13	BRC	8,652
USD	1,527,666	EUR	1,179,000	06/13	CIT	15,474
USD	23,249,387	EUR	17,880,000	06/13	DUB	316,393
USD	8,186,620	EUR	6,500,000	08/13	DUB	(153,632)
USD	378,711	EUR	300,000	09/13	UBS	(6,342)
USD	6,125,980	EUR	4,663,949	09/13	UBS	138,866
USD	126,735	EUR	100,000	04/14	CIT	(1,914)
USD	9,196,521	GBP	6,085,000	06/13	RBS	(45,642)
USD	2,135,431	JPY	190,076,000	04/13	BRC	115,983
USD	5,475,034	MXN	70,102,332	04/13	HSB	(197,360)

Total Forward Foreign Currency Contracts						$602,668

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2013

(i)	Transactions in written options for the year ended March 31, 2013 were as follows:

	Number of Contracts	Notional Amount in EUR	Notional Amount in $	Premium
Outstanding, March 31, 2012	—	—	139,900,000	$1,383,751
Call Options Written	47	5,400,000	113,800,000	221,149
Put Options Written	47	6,600,000	158,600,000	508,785
Call Options Closed	—	(1,000,000)	(43,100,000)	(74,021)
Put Options Closed	—	—	(1,600,000)	(31,040)
Call Options Expired	(47)	(1,000,000)	(50,900,000)	(97,698)
Put Options Expired	(47)	—	(259,400,000)	(1,665,503)

Outstanding, March 31, 2013	—	10,000,000	57,300,000	$245,423

(j)	Premiums received and value of written options outstanding as of March 31, 2013 were as follows:

Inflation Floor/Cap Options

Description	Strike Index	Exercise Index	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - OTC U.S. CPI Urban Consumers NSA	215.95	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/12/20	CIT	$1,200,000	$10,320	($2,093)
Floor - OTC U.S. CPI Urban Consumers NSA	217.97	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	09/29/20	CIT	600,000	7,740	(1,136)

						$18,060	($3,229)

Interest Rate Swaptions

Description	Pay/Receive Floating Rate Based on 3-Month USD-LIBOR	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Receive	0.750%	04/02/13	JPM	$2,500,000	$1,000	$—
Call - OTC 5-Year Interest Rate Swap	Receive	0.750%	04/02/13	MSC	2,800,000	980	—
Call - OTC 5-Year Interest Rate Swap	Receive	0.850%	04/29/13	MSC	2,200,000	2,695	(645)
Call - OTC 10-Year Interest Rate Swap	Receive	1.800%	07/29/13	BRC	600,000	2,520	(2,026)
Call - OTC 10-Year Interest Rate Swap	Receive	1.800%	07/29/13	DUB	1,500,000	3,000	(5,064)
Call - OTC 10-Year Interest Rate Swap	Receive	1.800%	07/29/13	GSC	4,700,000	23,415	(15,868)
Call - OTC 10-Year Interest Rate Swap	Receive	1.800%	07/29/13	JPM	2,100,000	8,490	(7,090)
Call - OTC 10-Year Interest Rate Swap	Receive	1.800%	07/29/13	MSC	2,400,000	12,330	(8,103)
Call - OTC 10-Year Interest Rate Swap	Receive	1.800%	07/29/13	RBS	2,400,000	8,650	(8,102)

	Based on 3-Month EUR-LIBOR
Call - OTC 1-Year Interest Rate Swap	Receive	0.400%	03/12/14	BRC	EUR 2,200,000	4,253	(4,097)
Call - OTC 1-Year Interest Rate Swap	Receive	0.400%	03/12/14	GSC	2,200,000	4,537	(4,097)

						71,870	(55,092)

	Based on 3-Month USD-LIBOR
Put - OTC 5-Year Interest Rate Swap	Pay	1.150%	04/02/13	JPM	$2,500,000	4,687	—
Put - OTC 5-Year Interest Rate Swap	Pay	1.150%	04/02/13	MSC	2,800,000	4,707	—
Put - OTC 5-Year Interest Rate Swap	Pay	1.200%	04/29/13	MSC	2,200,000	1,540	(936)
Put - OTC 5-Year Interest Rate Swap	Pay	1.300%	04/29/13	DUB	3,200,000	7,995	(536)
Put - OTC 5-Year Interest Rate Swap	Pay	1.300%	04/29/13	JPM	2,600,000	6,482	(435)
Put - OTC 2-Year Interest Rate Swap	Pay	1.200%	07/11/13	DUB	4,500,000	31,760	(131)
Put - OTC 10-Year Interest Rate Swap	Pay	2.650%	07/29/13	BRC	600,000	4,500	(1,898)
Put - OTC 10-Year Interest Rate Swap	Pay	2.650%	07/29/13	DUB	1,500,000	9,450	(4,745)
Put - OTC 10-Year Interest Rate Swap	Pay	2.650%	07/29/13	GSC	4,700,000	21,145	(14,868)
Put - OTC 10-Year Interest Rate Swap	Pay	2.650%	07/29/13	JPM	2,100,000	9,495	(6,643)
Put - OTC 10-Year Interest Rate Swap	Pay	2.650%	07/29/13	MSC	2,400,000	16,740	(7,592)
Put - OTC 10-Year Interest Rate Swap	Pay	2.650%	07/29/13	RBS	2,400,000	12,430	(7,592)
Put - OTC 5-Year Interest Rate Swap	Pay	1.400%	09/03/13	DUB	2,800,000	9,190	(8,801)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2013

Description	Pay/Receive Floating Rate Based on 3-Month EUR-LIBOR	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - OTC 5-Year Interest Rate Swap	Pay	1.700%	07/24/13	BRC	EUR 900,000	$4,529	($374)
Put - OTC 5-Year Interest Rate Swap	Pay	1.700%	07/24/13	DUB	300,000	1,486	(125)
Put - OTC 1-Year Interest Rate Swap	Pay	0.400%	03/12/14	BRC	2,200,000	4,820	(4,488)
Put - OTC 1-Year Interest Rate Swap	Pay	0.400%	03/12/14	GSC	2,200,000	4,537	(4,488)

						155,493	(63,652)

						$227,363	($118,744)

Total Written Options						$245,423	($121,973)

(k)	Swap agreements outstanding as of March 31, 2013 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection (1)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/13 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
General Electric Capital Corp	4.000%	12/20/13	CIT	0.156%	$200,000	$5,949	$—	$5,949
General Electric Capital Corp	4.230%	12/20/13	DUB	0.156%	200,000	6,304	—	6,304
General Electric Capital Corp	4.325%	12/20/13	CIT	0.156%	200,000	6,451	—	6,451
General Electric Capital Corp	4.400%	12/20/13	BRC	0.156%	200,000	6,587	—	6,587
General Electric Capital Corp	4.500%	12/20/13	BRC	0.156%	300,000	10,082	—	10,082
General Electric Capital Corp	4.700%	12/20/13	BRC	0.156%	400,000	14,062	—	14,062
General Electric Capital Corp	4.750%	12/20/13	DUB	0.156%	400,000	14,215	—	14,215
MetLife Inc	1.000%	12/20/14	CIT	0.384%	1,800,000	19,906	(43,994)	63,900
Mexico Government	1.000%	03/20/15	BRC	0.450%	400,000	4,496	(9,000)	13,496
Mexico Government	1.000%	03/20/15	CIT	0.450%	400,000	4,496	(9,184)	13,680
Mexico Government	1.000%	03/20/15	DUB	0.450%	200,000	2,249	(4,592)	6,841
Brazilian Government	1.000%	06/20/15	DUB	0.870%	1,000,000	3,216	(10,975)	14,191
United Kingdom Index-Linked Treasury Gilt	1.000%	06/20/15	GSC	0.195%	1,100,000	20,215	10,163	10,052
Brazilian Government	1.000%	06/20/15	HSB	0.870%	1,000,000	3,216	(10,975)	14,191
Brazilian Government	1.000%	09/20/15	BRC	0.919%	1,000,000	2,325	(7,735)	10,060
Mexico Government	1.000%	09/20/15	BRC	0.521%	1,000,000	12,230	(7,735)	19,965
Brazilian Government	1.000%	09/20/15	HSB	0.919%	600,000	1,394	(5,961)	7,355
Brazilian Government	1.000%	09/20/15	UBS	0.919%	500,000	1,162	(4,731)	5,893
MetLife Inc	1.000%	12/20/15	CIT	0.633%	800,000	8,268	(29,083)	37,351
General Electric Capital Corp	1.000%	12/20/15	MSC	0.541%	500,000	6,426	(9,796)	16,222
China Government	1.000%	03/20/16	BRC	0.372%	1,000,000	19,024	11,950	7,074
Brazilian Government	1.000%	03/20/16	CIT	0.992%	2,200,000	1,264	(15,567)	16,831
Mexico Government	1.000%	03/20/16	CIT	0.593%	1,100,000	13,674	(8,978)	22,652
Mexico Government	1.000%	03/20/16	DUB	0.593%	700,000	8,702	(5,135)	13,837
Berkshire Hathaway Finance Corp	1.000%	06/20/16	CIT	0.510%	900,000	14,500	(2,156)	16,656
Brazilian Government	1.000%	06/20/16	CIT	1.020%	700,000	(212)	(2,363)	2,151
China Government	1.000%	09/20/16	DUB	0.443%	300,000	5,895	1,657	4,238
Brazilian Government	1.000%	09/20/16	GSC	1.072%	200,000	(425)	(1,217)	792
China Government	1.000%	09/20/16	UBS	0.443%	300,000	5,895	1,557	4,338
Indonesia Government	1.000%	09/20/16	UBS	1.065%	100,000	(191)	(1,578)	1,387
United Kingdom Index-Linked Treasury Gilt	1.000%	12/20/16	GSC	0.332%	300,000	7,556	890	6,666
Australian Government	1.000%	06/20/17	CIT	0.315%	400,000	11,660	4,549	7,111
Brazilian Government	1.000%	06/20/17	CIT	1.189%	1,600,000	(11,917)	(21,914)	9,997
Brazilian Government	1.000%	06/20/17	DUB	1.189%	400,000	(2,980)	(4,361)	1,381
Indonesia Government	1.000%	06/20/17	DUB	1.281%	200,000	(2,235)	(5,884)	3,649
Japanese Government	1.000%	06/20/17	MSC	0.609%	1,700,000	28,267	2,266	26,001
Indonesia Government	1.000%	06/20/17	UBS	1.281%	800,000	(8,939)	(24,192)	15,253
Reynolds American Inc	1.280%	06/20/17	DUB	0.655%	200,000	5,298	—	5,298
MetLife Inc	1.000%	03/20/18	DUB	1.172%	1,200,000	(9,527)	(68,165)	58,638
Mexico Government	1.000%	03/20/21	CIT	1.267%	100,000	(1,934)	(4,247)	2,313
Indonesia Government	1.000%	06/20/21	BRC	2.085%	1,500,000	(116,097)	(95,221)	(20,876)
Mexico Government	1.000%	06/20/21	BRC	1.283%	1,200,000	(25,240)	(34,805)	9,565

						$95,287	($416,512)	$511,799

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2013

Credit Default Swaps on Credit Indices – Buy Protection (2)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Notional Amount (4)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Depreciation
OTC - Dow Jones iTraxx 17SEN2	1.000%	06/20/17	BRC	EUR 1,400,000	$65,140	$91,912	($26,772)
OTC - Dow Jones iTraxx 17SEN2	1.000%	06/20/17	CIT	200,000	9,305	13,130	(3,825)

					$74,445	$105,042	($30,597)

Credit Default Swaps on Credit Indices – Sell Protection (1)
Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Notional Amount (4)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC - Dow Jones CDX NA EM13 5Y	5.000%	06/20/15	BRC	$1,700,000	$76,586	$99,450	($22,864)
OTC - Dow Jones CDX NA EM13 5Y	5.000%	06/20/15	DUB	900,000	40,545	117,500	(76,955)
OTC - Dow Jones CDX NA EM13 5Y	5.000%	06/20/15	HSB	1,200,000	54,061	135,550	(81,489)
OTC - Dow Jones CDX NA EM13 5Y	5.000%	06/20/15	MSC	900,000	40,546	101,250	(60,704)
OTC - Dow Jones CDX NA IG-9 10Y	0.548%	12/20/17	GSC	96,450	1,673	—	1,673
OTC - CMBX.NA	0.080%	12/13/49	DUB	200,000	(6,297)	(11,625)	5,328
OTC - CMBX.NA	0.080%	12/13/49	GSC	100,000	(3,148)	(3,750)	602
OTC - CMBX.NA	0.350%	02/17/51	CIT	400,000	(11,717)	(14,312)	2,595

					$192,249	$424,063	($231,814)

Total Credit Default Swaps					$361,981	$112,593	$249,388

(1)	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and is a representation of the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Floating Rate Index	Counter- party	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CME - 3-Month USD-LIBOR	CME	Pay	1.500%	03/18/16	$53,300,000	$394,641	$410,773	($16,132)
OTC - 28-Day Mexico Interbank TIIE Banxico	BRC	Pay	5.600%	09/06/16	MXN 1,100,000	2,610	552	2,058
OTC - 28-Day Mexico Interbank TIIE Banxico	HSB	Pay	5.600%	09/06/16	2,100,000	4,983	820	4,163
OTC - 28-Day Mexico Interbank TIIE Banxico	MSC	Pay	5.600%	09/06/16	1,400,000	3,285	280	3,005
OTC - 28-Day Mexico Interbank TIIE Banxico	GSC	Pay	8.170%	11/04/16	1,200,000	11,165	1,757	9,408
OTC - 28-Day Mexico Interbank TIIE Banxico	BRC	Pay	5.500%	09/13/17	13,000,000	28,300	(10,195)	38,495
OTC - 28-Day Mexico Interbank TIIE Banxico	HSB	Pay	5.500%	09/13/17	5,000,000	12,028	(1,920)	13,948
OTC - 28-Day Mexico Interbank TIIE Banxico	MSC	Pay	5.500%	09/13/17	3,000,000	7,218	(1,453)	8,671
OTC - 1-Day USD Federal Funds Rate Compounded - OIS	CME	Pay	1.000%	10/15/17	$35,300,000	3,884	(41,606)	45,490
OTC - 28-Day Mexico Interbank TIIE Banxico	BRC	Pay	6.000%	09/02/22	MXN 27,000,000	83,331	(14,093)	97,424
CME - 3-Month USD-LIBOR	CME	Receive	2.750%	06/19/43	$16,000,000	920,160	1,026,733	(106,573)

Total Interest Rate Swaps						$1,471,605	$1,371,648	$99,957

Total Swap Agreements						$1,833,586	$1,484,241	$349,345

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2013

(l)	As of March 31, 2013, investments with total aggregate values of $461,844, $1,458,077 and $9,580,251 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, swap contracts and reverse repurchase agreements, respectively. In addition, $145,000 in cash was segregated as collateral for swap contracts.

(m)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Convertible Preferred Stocks	$3,866,250	$3,866,250	$—	$—
	Preferred Stocks	26,000	26,000	—	—
	Corporate Bonds & Notes	106,564,576	—	106,564,576	—
	Senior Loan Notes	2,016,562	—	2,016,562	—
	Mortgage-Backed Securities	254,134,763	—	254,134,763	—
	Asset-Backed Securities	21,231,632	—	21,231,632	—
	U.S. Government Agency Issues	65,759,008	—	65,759,008	—
	U.S. Treasury Obligations	175,671,090	—	175,671,090	—
	Foreign Government Bonds & Notes	41,782,101	—	41,782,101	—
	Municipal Bonds	29,697,354	—	29,697,354	—
	Short-Term Investments	4,631,978	865,158	3,766,820	—
	Derivatives:
	Credit Contracts
	Swaps	562,840	—	562,840	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	1,207,571	—	1,207,571	—
	Interest Rate Contracts
	Futures	208,061	208,061	—	—
	Swaps	1,471,605	—	1,471,605	—

	Total Interest Rate Contracts	1,679,666	208,061	1,471,605	—

	Total Assets - Derivatives	3,450,077	208,061	3,242,016	—

	Total Assets	708,831,391	4,965,469	703,865,922	—

Liabilities	Derivatives:
	Credit Contracts
	Swaps	(200,859)	—	(200,859)	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(604,903)	—	(604,903)	—
	Interest Rate Contracts
	Futures	(163,506)	(163,506)	—	—
	Written Options	(121,973)	—	(118,744)	(3,229)

	Total Interest Rate Contracts	(285,479)	(163,506)	(118,744)	(3,229)

	Total Liabilities - Derivatives	(1,091,241)	(163,506)	(924,506)	(3,229)

	Total Liabilities	(1,091,241)	(163,506)	(924,506)	(3,229)

	Total	$707,740,150	$4,801,963	$702,941,416	($3,229)

Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2013 such liabilities are categorized within the three-tier hierarchy of inputs as follows:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities	Sale-Buyback Financing Transactions	($2,522,062)	$—	($2,522,062)	$—
	Reverse Repurchase Agreements	(9,570,250)	—	(9,570,250)	—

		($12,092,312)	$—	($12,092,312)	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL SHORT DURATION BOND FUND

Schedule of Investments

March 31, 2013

	Principal Amount	Value
CORPORATE BONDS & NOTES - 51.3%

Consumer Discretionary - 3.6%

Carnival Corp (Panama) 1.200% due 02/05/16	$225,000	$225,463
CBS Corp 1.950% due 07/01/17	120,000	122,162
COX Communications Inc 5.450% due 12/15/14	161,000	173,954
DIRECTV Holdings LLC
1.750% due 01/15/18	340,000	336,598
3.550% due 03/15/15	200,000	209,462
4.750% due 10/01/14	850,000	899,503
Dollar General Corp 4.125% due 07/15/17	340,000	366,775
DR Horton Inc 4.750% due 05/15/17	325,000	346,531
Easton-Bell Sports Inc 9.750% due 12/01/16	130,000	140,239
NBCUniversal Enterprise Inc 0.965% due 04/15/18 § ~	290,000	289,432
NBCUniversal Media LLC 2.100% due 04/01/14	560,000	567,912
Speedway Motorsports Inc 8.750% due 06/01/16	140,000	148,400
Staples Inc 9.750% due 01/15/14	425,000	454,209
TCM Sub LLC 3.550% due 01/15/15 ~	1,060,000	1,102,390
The Interpublic Group of Cos Inc
2.250% due 11/15/17	365,000	365,473
6.250% due 11/15/14	398,000	427,850
The Walt Disney Co 0.280% due 02/11/15 §	955,000	954,920
Thomson Reuters Corp (Canada) 5.700% due 10/01/14	250,000	268,080
Time Warner Cable Inc
7.500% due 04/01/14	375,000	400,028
8.250% due 02/14/14	175,000	186,197

		7,985,578

Consumer Staples - 3.1%

Altria Group Inc 8.500% due 11/10/13	668,000	699,988
Avon Products Inc 2.375% due 03/15/16	195,000	197,666
BAT International Finance PLC (United Kingdom)
1.400% due 06/05/15 ~	710,000	718,830
8.125% due 11/15/13 ~	150,000	156,717
Bunge Ltd Finance Corp 3.200% due 06/15/17	730,000	756,144
Coca-Cola Amatil Ltd (Australia) 3.250% due 11/02/14 ~	705,000	729,685
General Mills Inc 0.601% due 01/29/16 §	140,000	140,218
Heineken NV (Netherlands) 1.400% due 10/01/17 ~	355,000	353,923
Imperial Tobacco Finance PLC (United Kingdom) 2.050% due 02/11/18 ~	755,000	760,967
Kraft Foods Group Inc 1.625% due 06/04/15	315,000	320,024
PepsiCo Inc 0.497% due 02/26/16 §	350,000	350,457
Pernod-Ricard SA (France) 2.950% due 01/15/17 ~	510,000	536,323
Reynolds American Inc 1.050% due 10/30/15	125,000	125,123
SABMiller Holdings Inc 1.850% due 01/15/15 ~	530,000	538,781

	Principal Amount	Value
Spectrum Brands Inc 9.500% due 06/15/18	$225,000	$255,938
The Coca-Cola Co 0.264% due 03/05/15 §	380,000	380,326

		7,021,110

Energy - 6.4%

Anadarko Petroleum Corp 6.375% due 09/15/17	345,000	412,367
Antero Resources Finance Corp 9.375% due 12/01/17	275,000	299,750
BG Energy Capital PLC (United Kingdom) 2.875% due 10/15/16 ~	755,000	800,614
Bill Barrett Corp 9.875% due 07/15/16	200,000	215,000
Canadian Natural Resources Ltd (Canada)
1.450% due 11/14/14	540,000	546,216
5.700% due 05/15/17	455,000	531,998
Chesapeake Energy Corp 3.250% due 03/15/16	375,000	380,156
DCP Midstream LLC
5.375% due 10/15/15 ~	365,000	396,971
9.700% due 12/01/13 ~	230,000	242,904
DCP Midstream Operating LP 2.500% due 12/01/17	245,000	249,107
Diamond Offshore Drilling Inc 5.150% due 09/01/14	284,000	301,834
Ensco PLC (United Kingdom) 3.250% due 03/15/16	500,000	532,982
Enterprise Products Operating LLC
1.250% due 08/13/15	340,000	342,685
5.600% due 10/15/14	316,000	338,862
Gazprom OAO (Luxembourg) 4.950% due 05/23/16 ~	360,000	386,042
Kinder Morgan Energy Partners LP
3.500% due 03/01/16	175,000	187,072
5.125% due 11/15/14	285,000	305,135
Magellan Midstream Partners LP 6.450% due 06/01/14	225,000	238,519
Marathon Oil Corp 0.900% due 11/01/15	470,000	469,152
Noble Corp (Cayman) 5.875% due 06/01/16	365,000	368,303
Noble Holding International Ltd (Cayman)
2.500% due 03/15/17	65,000	66,928
3.050% due 03/01/16	415,000	433,180
3.450% due 08/01/15	110,000	115,272
7.375% due 03/15/14	55,000	58,359
ONEOK Partners LP 3.250% due 02/01/16	640,000	676,621
Petrohawk Energy Corp
7.250% due 08/15/18	690,000	773,286
10.500% due 08/01/14	125,000	132,221
Phillips 66 1.950% due 03/05/15	290,000	296,511
Pioneer Natural Resources Co 5.875% due 07/15/16	620,000	701,749
Regency Energy Partners LP 9.375% due 06/01/16	27,000	28,755
Rowan Cos Inc 5.000% due 09/01/17	120,000	133,942
Talisman Energy Inc (Canada) 5.125% due 05/15/15	455,000	488,725
Tennessee Gas Pipeline Co LLC 8.000% due 02/01/16	410,000	486,793
Transocean Inc (Cayman)
2.500% due 10/15/17	330,000	334,676
4.950% due 11/15/15	355,000	384,343
5.050% due 12/15/16	130,000	144,581

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
Williams Partners LP 3.800% due 02/15/15	$645,000	$679,529
Woodside Finance Ltd (Australia) 4.500% due 11/10/14 ~	705,000	744,350

		14,225,490

Financials - 20.6%

ACE INA Holdings Inc 5.875% due 06/15/14	710,000	754,699
Aflac Inc 2.650% due 02/15/17	75,000	78,951
Ally Financial Inc 3.125% due 01/15/16	500,000	506,627
American Express Credit Corp 5.125% due 08/25/14	660,000	701,396
American Honda Finance Corp 1.450% due 02/27/15 ~	650,000	659,172
American International Group Inc
3.000% due 03/20/15	175,000	181,647
4.250% due 09/15/14	910,000	953,868
American Tower Corp REIT 4.625% due 04/01/15	1,095,000	1,168,222
Anglo American Capital PLC (United Kingdom) 2.150% due 09/27/13 ~	250,000	251,409
ANZ International Ltd (New Zealand) 1.850% due 10/15/15 ~	830,000	847,081
Bank of America Corp
1.104% due 03/22/16 §	225,000	224,310
1.250% due 01/11/16	365,000	363,850
1.500% due 10/09/15	1,225,000	1,229,803
Bank of Nova Scotia (Canada) 0.750% due 10/09/15	540,000	540,121
Barclays Bank PLC (United Kingdom) 5.200% due 07/10/14	1,100,000	1,159,972
BB&T Corp
1.600% due 08/15/17	245,000	247,743
5.700% due 04/30/14	350,000	369,561
Berkshire Hathaway Inc 0.800% due 02/11/16	365,000	367,312
Boston Properties LP 5.000% due 06/01/15	470,000	511,558
Capital One Financial Corp
2.125% due 07/15/14	135,000	137,155
2.150% due 03/23/15	660,000	673,860
7.375% due 05/23/14	275,000	295,287
CIT Group Inc 4.750% due 02/15/15 ~	230,000	241,500
Citigroup Inc
1.084% due 04/01/16 §	820,000	821,082
1.250% due 01/15/16	720,000	719,682
CNH Capital LLC 3.875% due 11/01/15	770,000	793,100
Commonwealth Bank of Australia (Australia) 1.950% due 03/16/15	675,000	691,322
Daimler Finance North America LLC
0.894% due 03/28/14 § ~	500,000	501,384
1.875% due 09/15/14 ~	190,000	192,853
DNB Bank ASA (Norway) 3.200% due 04/03/17 ~	785,000	832,538
Fifth Third Bancorp
3.625% due 01/25/16	85,000	90,934
6.250% due 05/01/13	425,000	426,934
Fifth Third Bank 0.400% due 05/17/13 §	250,000	250,004
Ford Motor Credit Co LLC
2.750% due 05/15/15	640,000	653,624
3.000% due 06/12/17	250,000	256,748
3.875% due 01/15/15	400,000	416,006

	Principal Amount	Value
General Electric Capital Corp
0.994% due 04/02/18 §	$925,000	$925,226
2.375% due 06/30/15	625,000	646,950
Harley-Davidson Financial Services Inc 1.150% due 09/15/15 ~	445,000	446,816
HSBC Finance Corp 0.554% due 01/15/14 §	100,000	99,906
HSBC USA Inc 2.375% due 02/13/15	235,000	241,907
Hyundai Capital America 1.625% due 10/02/15 ~	195,000	196,451
Hyundai Capital Services Inc (South Korea)
3.500% due 09/13/17 ~	200,000	213,135
4.375% due 07/27/16 ~	525,000	567,866
JPMorgan Chase & Co
0.908% due 02/26/16 §	440,000	440,571
2.000% due 08/15/17	1,125,000	1,147,244
KeyBank NA 4.950% due 09/15/15	180,000	196,152
KeyCorp 3.750% due 08/13/15	325,000	346,502
Kilroy Realty LP 5.000% due 11/03/15	405,000	441,040
MetLife Inc 2.375% due 02/06/14	125,000	127,019
Metropolitan Life Global Funding I
1.500% due 01/10/18 ~	365,000	367,181
1.700% due 06/29/15 ~	860,000	878,662
Morgan Stanley
1.538% due 02/25/16 §	1,060,000	1,065,270
1.902% due 01/24/14 §	985,000	993,325
National Bank of Canada (Canada) 1.450% due 11/07/17	965,000	962,862
National Rural Utilities Cooperative Finance Corp 1.000% due 02/02/15	80,000	80,800
New York Life Global Funding 2.450% due 07/14/16 ~	580,000	609,070
Nissan Motor Acceptance Corp 1.950% due 09/12/17 ~	605,000	614,824
Nordea Bank AB (Sweden) 2.125% due 01/14/14 ~	760,000	768,985
PNC Funding Corp 3.625% due 02/08/15	350,000	368,681
Principal Financial Group Inc 1.850% due 11/15/17	115,000	116,376
Principal Life Global Funding II 1.125% due 09/18/15 ~	560,000	562,089
Prudential Financial Inc 5.100% due 09/20/14	705,000	749,873
Regions Financial Corp
5.750% due 06/15/15	200,000	217,133
7.750% due 11/10/14	205,000	226,095
Simon Property Group LP 4.200% due 02/01/15	515,000	543,477
SLM Corp 4.625% due 09/25/17	910,000	946,599
Societe Generale SA (France) 2.500% due 01/15/14 ~	225,000	228,510
Sumitomo Mitsui Banking Corp (Japan)
0.900% due 01/18/16	280,000	279,338
1.900% due 01/12/15 ~	705,000	717,495
Sumitomo Mitsui Trust Bank Ltd (Japan) 1.800% due 03/28/18 ~	720,000	721,711
Sun Life Financial Global Funding III LP 0.574% due 10/06/13 § ~	775,000	774,980
Swedbank AB (Sweden) 1.750% due 03/12/18 ~	1,065,000	1,062,555
The Bank of New York Mellon Corp 0.513% due 03/04/16 §	555,000	555,238

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
The Goldman Sachs Group Inc 1.600% due 11/23/15	$1,485,000	$1,499,565
The Royal Bank of Scotland Group PLC (United Kingdom) 2.550% due 09/18/15	415,000	426,787
Toyota Motor Credit Corp 0.430% due 03/10/15 §	215,000	215,310
UBS AG (Switzerland) 1.301% due 01/28/14 §	400,000	402,093
Union Bank NA 2.125% due 06/16/17	435,000	448,365
Ventas Realty LP REIT
2.000% due 02/15/18	170,000	171,236
3.125% due 11/30/15	650,000	687,530
Volkswagen International Finance NV (Netherlands) 1.625% due 03/22/15 ~	795,000	805,383
WEA Finance LLC 5.750% due 09/02/15 ~	490,000	544,485
Wells Fargo & Co
1.250% due 02/13/15	700,000	708,394
2.100% due 05/08/17	615,000	635,064

		46,103,441

Health Care - 3.2%

Actavis Inc
1.875% due 10/01/17	385,000	390,076
5.000% due 08/15/14	485,000	511,801
AbbVie Inc 1.200% due 11/06/15 ~	970,000	978,159
Agilent Technologies Inc
2.500% due 07/15/13	220,000	221,280
6.500% due 11/01/17	565,000	677,599
Boston Scientific Corp 4.500% due 01/15/15	330,000	350,233
Cardinal Health Inc
1.900% due 06/15/17	270,000	274,488
5.500% due 06/15/13	505,000	509,994
Catholic Health Initiatives 1.600% due 11/01/17	65,000	65,868
Celgene Corp 1.900% due 08/15/17	115,000	116,936
Express Scripts Holding Co
2.750% due 11/21/14	615,000	633,697
3.125% due 05/15/16	350,000	370,040
Gilead Sciences Inc 2.400% due 12/01/14	570,000	585,963
Life Technologies Corp 4.400% due 03/01/15	225,000	237,396
McKesson Corp 0.950% due 12/04/15	185,000	185,628
UnitedHealth Group Inc
0.850% due 10/15/15	200,000	200,732
1.875% due 11/15/16	155,000	160,219
WellPoint Inc
1.250% due 09/10/15	300,000	302,662
6.000% due 02/15/14	300,000	314,031

		7,086,802

Industrials - 3.1%

Aircastle Ltd (Bermuda) 9.750% due 08/01/18	330,000	378,263
Eaton Corp 1.500% due 11/02/17 ~	265,000	266,171
ERAC USA Finance LLC
1.400% due 04/15/16 ~	55,000	55,366
2.750% due 07/01/13 ~	915,000	919,914
2.750% due 03/15/17 ~	175,000	182,536
Florida East Coast Railway Corp 8.125% due 02/01/17	290,000	312,475

	Principal Amount	Value
GATX Corp
2.375% due 07/30/18	$110,000	$111,452
3.500% due 07/15/16	360,000	381,597
General Electric Co 0.850% due 10/09/15	740,000	742,930
Heathrow Funding Ltd (United Kingdom) 2.500% due 06/25/15 ~	610,000	628,451
John Deere Capital Corp 0.404% due 01/12/15 §	785,000	785,482
Norfolk Southern Corp 5.750% due 01/15/16	930,000	1,050,779
Penske Truck Leasing Co LP 2.875% due 07/17/18 ~	150,000	153,216
Roper Industries Inc
1.850% due 11/15/17	105,000	106,023
6.625% due 08/15/13	150,000	153,201
Southwest Airlines Co 5.250% due 10/01/14	315,000	333,013
Waste Management Inc
5.000% due 03/15/14	150,000	156,153
6.375% due 03/11/15	260,000	287,346

		7,004,368

Information Technology - 2.2%

Altera Corp 1.750% due 05/15/17	335,000	342,785
Arrow Electronics Inc 3.375% due 11/01/15	205,000	212,985
Autodesk Inc 1.950% due 12/15/17	170,000	168,636
Broadcom Corp
1.500% due 11/01/13	150,000	150,889
2.375% due 11/01/15	200,000	208,695
Fiserv Inc 3.125% due 06/15/16	740,000	780,372
Hewlett-Packard Co
2.350% due 03/15/15	220,000	224,557
2.625% due 12/09/14	300,000	307,704
HP Enterprise Services LLC 6.000% due 08/01/13	375,000	381,477
International Business Machines Corp 0.273% due 02/04/15 §	1,390,000	1,390,648
Xerox Corp
1.110% due 05/16/14 §	400,000	398,854
2.950% due 03/15/17	70,000	72,190
5.650% due 05/15/13	275,000	276,526

		4,916,318

Materials - 2.1%

ArcelorMittal (Luxembourg) 5.375% due 06/01/13	375,000	377,379
Ashland Inc 3.000% due 03/15/16 ~	525,000	535,500
Barrick Gold Corp (Canada) 1.750% due 05/30/14	330,000	333,717
Barrick Gold Financeco LLC 6.125% due 09/15/13	400,000	409,653
CRH America Inc 5.300% due 10/15/13	150,000	153,478
Eastman Chemical Co 2.400% due 06/01/17	230,000	239,074
Goldcorp Inc (Canada) 2.125% due 03/15/18	230,000	231,132
International Paper Co 5.300% due 04/01/15	295,000	319,004
Rio Tinto Finance USA Ltd (Australia) 8.950% due 05/01/14	640,000	696,434
Rock-Tenn Co 3.500% due 03/01/20	495,000	507,068

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
Teck Resources Ltd (Canada) 2.500% due 02/01/18	$140,000	$141,526
The Dow Chemical Co 2.500% due 02/15/16	725,000	755,631

		4,699,596

Telecommunication Services - 2.8%

America Movil SAB de CV (Mexico)
2.375% due 09/08/16	275,000	284,288
3.625% due 03/30/15	200,000	210,674
AT&T Inc 0.677% due 02/12/16 §	435,000	437,105
CC Holdings GS V LLC 2.381% due 12/15/17 ~	465,000	468,733
Crown Castle Towers LLC 4.523% due 01/15/15 ~	550,000	584,525
Digicel Ltd (Bermuda) 12.000% due 04/01/14 ~	125,000	133,125
GTP Acquisition Partners I LLC 4.347% due 06/15/16 ~	190,000	202,325
Rogers Communications Inc (Canada) 6.375% due 03/01/14	1,000,000	1,051,594
SBA Tower Trust 2.933% due 12/15/17 ~	715,000	752,419
Telecom Italia Capital SA (Luxembourg) 5.250% due 11/15/13	565,000	576,875
Telefonica Emisiones SAU (Spain) 2.582% due 04/26/13	280,000	280,451
UPC Holding BV (Netherlands) 9.875% due 04/15/18 ~	415,000	465,319
Verizon Communications Inc 0.481% due 03/06/15 § ~	545,000	545,049
Vivendi SA (France) 2.400% due 04/10/15 ~	305,000	311,475

		6,303,957

Utilities - 4.2%

Alabama Power Co 0.550% due 10/15/15	255,000	255,058
CenterPoint Energy Resources Corp 7.875% due 04/01/13	75,000	75,000
CMS Energy Corp
2.750% due 05/15/14	585,000	597,641
4.250% due 09/30/15	200,000	215,695
Commonwealth Edison Co 1.950% due 09/01/16	120,000	124,404
Dominion Resources Inc
1.400% due 09/15/17	645,000	647,221
1.800% due 03/15/14	325,000	328,682
1.950% due 08/15/16	165,000	170,309
DTE Energy Co 7.625% due 05/15/14	305,000	328,195
Duke Energy Corp
1.625% due 08/15/17	220,000	222,275
2.150% due 11/15/16	460,000	475,816
Enel Finance International NV (Netherlands) 3.875% due 10/07/14 ~	145,000	149,090
Florida Gas Transmission Co LLC 4.000% due 07/15/15 ~	165,000	175,100
Georgia Power Co
0.600% due 03/15/16 §	220,000	220,288
1.300% due 09/15/13	325,000	326,454
Great Plains Energy Inc 2.750% due 08/15/13	225,000	226,400
Iberdrola Finance Ireland Ltd (Ireland) 3.800% due 09/11/14 ~	275,000	283,261
Korea Hydro & Nuclear Power Co Ltd (South Korea) 3.125% due 09/16/15 ~	275,000	287,587

	Principal Amount	Value
MidAmerican Energy Holdings Co 5.000% due 02/15/14	$250,000	$259,466
Mississippi Power Co 2.350% due 10/15/16	120,000	125,926
Monongahela Power Co Inc 7.950% due 12/15/13 ~	1,040,000	1,090,632
NextEra Energy Capital Holdings Inc 1.200% due 06/01/15	185,000	186,498
Nisource Finance Corp 5.400% due 07/15/14	525,000	554,575
PacifiCorp 5.450% due 09/15/13	200,000	204,523
Progress Energy Inc 6.050% due 03/15/14	150,000	157,626
PSEG Power LLC 2.750% due 09/15/16	130,000	135,327
Sempra Energy 1.040% due 03/15/14 §	450,000	452,429
Sierra Pacific Power Co 5.450% due 09/01/13	242,000	246,786
The Southern Co 1.950% due 09/01/16	145,000	149,825
Veolia Environnement SA (France) 5.250% due 06/03/13	250,000	251,557
Wisconsin Electric Power Co 6.000% due 04/01/14	375,000	394,500

		9,318,146

Total Corporate Bonds & Notes (Cost $113,112,031)		114,664,806

MORTGAGE-BACKED SECURITIES - 21.4%

Collateralized Mortgage Obligations - Commercial - 4.5%

Banc of America Commercial Mortgage Trust 5.634% due 07/10/46 "	930,000	1,047,795
Banc of America Merrill Lynch Commercial Mortgage Inc 4.668% due 07/10/43 "	435,000	466,388
Bear Stearns Commercial Mortgage Securities Trust
4.674% due 06/11/41 "	150,000	160,505
4.715% due 02/11/41 "	563,484	573,657
4.978% due 07/11/42 " §	625,000	655,985
5.116% due 02/11/41 " §	260,000	278,037
5.200% due 01/12/41 " §	611,511	629,320
5.201% due 12/11/38 "	195,000	220,212
5.540% due 09/11/41 "	175,000	197,985
Citigroup Commercial Mortgage Trust 5.365% due 04/15/40 " §	305,000	316,590
Commercial Mortgage Trust
1.156% due 12/10/44 "	71,525	72,176
5.167% due 06/10/44 " §	70,000	76,488
5.524% due 07/10/37 " §	100,000	104,395
DBUBS Mortgage Trust 2.238% due 08/10/44 "	120,788	122,844
Greenwich Capital Commercial Funding Corp 5.866% due 07/10/38 " §	145,000	164,145
GS Mortgage Securities Trust 5.553% due 04/10/38 " §	320,000	354,596
JP Morgan Chase Commercial Mortgage Securities Corp
1.031% due 05/15/45 "	54,464	54,872
4.719% due 01/15/38 "	330,000	336,906
4.996% due 08/15/42 " §	400,000	436,521
5.370% due 06/12/41 " §	620,000	647,959
LB-UBS Commercial Mortgage Trust
4.954% due 09/15/30 "	75,000	81,053
5.866% due 06/15/38 " §	915,000	1,040,652

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
Merrill Lynch Countrywide Commercial Mortgage Trust 5.891% due 06/12/46 " §	$645,000	$734,307
Morgan Stanley Capital I Trust
5.270% due 06/13/41 " §	620,000	647,969
5.731% due 07/12/44 " §	350,000	394,929
WF-RBS Commercial Mortgage Trust 1.607% due 06/15/44 " ~	232,643	236,140

		10,052,426

Collateralized Mortgage Obligations - Residential - 4.5%

Fannie Mae
0.654% due 07/25/42 " §	885,391	893,966
5.000% due 08/25/19 "	360,329	387,142
Fosse Master Issuer PLC (United Kingdom)
1.703% due 10/18/54 " § ~	405,025	412,216
Freddie Mac
0.653% due 05/15/36 " §	1,145,277	1,158,544
0.703% due 08/15/41 " §	1,413,215	1,426,708
1.426% due 08/25/17 "	640,000	653,316
Government National Mortgage Association
0.653% due 07/16/42 " §	2,422,113	2,446,652
2.000% due 06/16/42 "	875,257	896,710
HarborView Mortgage Loan Trust 0.423% due 05/19/35 " §	151,627	124,275
Holmes Master Issuer PLC (United Kingdom) 1.954% due 10/15/54 " § ~	775,000	791,412
Silverstone Master Issuer PLC (United Kingdom)
1.852% due 01/21/55 " § ~	150,000	152,649
1.852% due 01/21/55 " § ~	525,000	538,890
Structured Adjustable Rate Mortgage Loan Trust 2.816% due 11/25/34 " §	262,214	265,706

		10,148,186

Fannie Mae - 10.1%

2.195% due 01/01/35 " §	1,110,744	1,177,818
2.388% due 09/01/34 " §	759,200	809,920
2.493% due 11/01/34 " §	576,685	622,257
2.500% due 10/01/27 "	1,069,648	1,111,223
2.606% due 09/01/35 " §	955,960	1,031,973
3.000% due 09/01/27 "	1,459,804	1,537,721
3.500% due 12/01/25 - 01/01/27 "	3,064,951	3,251,918
4.000% due 07/01/25 - 10/01/41 "	3,706,330	3,966,365
4.500% due 04/01/26 - 07/01/26 "	1,579,943	1,700,591
5.000% due 07/01/19 - 07/01/41 "	2,974,215	3,223,488
5.500% due 01/01/35 - 12/01/39 "	3,298,103	3,617,382
6.000% due 11/01/35 "	417,226	460,757

		22,511,413

Freddie Mac - 1.4%

4.500% due 11/01/23 "	2,013,133	2,146,415
5.000% due 11/01/16 – 04/01/18 "	101,982	109,159
5.500% due 01/01/20 – 12/01/39 "	821,157	889,448

		3,145,022

Government National Mortgage Association - 0.9%

2.500% due 09/20/27 "	1,104,509	1,151,587
3.000% due 09/20/27 "	804,893	856,905

		2,008,492

Total Mortgage-Backed Securities (Cost $47,785,928)		47,865,539

ASSET-BACKED SECURITIES - 13.3%

Ally Auto Receivables Trust 0.930% due 02/16/16 "	155,000	155,803
Ally Master Owner Trust
1.000% due 02/15/18 "	230,000	230,560
1.003% due 02/15/17 " §	725,000	730,845
1.210% due 06/15/17 "	1,060,000	1,068,590
2.150% due 01/15/16 "	155,000	156,971

	Principal Amount	Value
American Express Credit Account Master Trust
0.373% due 04/17/17 " §	$315,000	$315,506
0.990% due 03/15/18 "	440,000	441,057
1.070% due 05/15/18 " ~	100,000	100,774
1.290% due 03/15/18 " ~	500,000	504,359
AmeriCredit Automobile Receivables Trust
0.620% due 06/08/17 "	195,000	194,966
1.050% due 10/11/16 "	270,000	271,703
1.170% due 05/09/16 "	345,000	346,933
1.730% due 02/08/17 "	200,000	203,122
2.330% due 03/08/16 "	240,000	243,214
Bank of America Auto Trust 0.780% due 06/15/16 "	560,000	562,113
BMW Vehicle Lease Trust 0.540% due 09/21/15 "	440,000	439,902
Capital Auto Receivables Asset Trust
0.790% due 06/20/17 "	520,000	521,033
8.250% due 01/15/15 " ~	365,000	372,210
CarMax Auto Owner Trust 0.520% due 07/17/17 "	430,000	430,206
CIT Equipment Collateral 1.100% due 08/22/16 " ~	245,000	245,954
Citigroup Mortgage Loan Trust Inc 0.364% due 06/25/37 " §	331,870	299,641
CNH Equipment Trust
0.570% due 12/15/17 "	820,000	820,734
0.690% due 06/15/18 "	755,000	756,035
0.910% due 08/15/16 "	300,000	301,156
0.940% due 05/15/17 "	150,000	150,825
1.030% due 11/17/14 "	2,918	2,919
Enterprise Fleet Financing LLC 0.680% due 09/20/18 " ~	480,000	479,861
Ford Credit Auto Lease Trust
0.850% due 01/15/15 "	210,000	210,590
1.100% due 12/15/15 " ~	100,000	100,110
1.500% due 03/15/17 " ~	125,000	125,123
Ford Credit Auto Owner Trust 4.050% due 10/15/16 "	100,000	104,440
Ford Credit Floorplan Master Owner Trust
0.740% due 09/15/16 "	555,000	556,106
4.200% due 02/15/17 " ~	365,000	389,340
4.990% due 02/15/17 " ~	260,000	274,536
GE Capital Credit Card Master Note Trust 1.030% due 01/15/18 "	535,000	540,110
GE Dealer Floorplan Master Note Trust
0.643% due 10/20/17 " §	630,000	631,673
0.803% due 07/20/16 " §	270,000	271,786
GE Equipment Midticket LLC 0.780% due 09/22/20 "	410,000	411,023
GE Equipment Small Ticket LLC 1.040% due 09/21/15 " ~	135,000	135,525
GSAA Home Equity Trust
0.262% due 07/25/37 " §	337,617	290,721
0.484% due 10/25/35 " §	114,579	105,143
0.574% due 10/25/35 " §	585,000	535,810
GSAA Trust 0.634% due 06/25/35 " §	416,433	381,452
Honda Auto Receivables Owner Trust
0.560% due 05/15/16 "	1,030,000	1,031,146
0.770% due 01/15/16 "	725,000	727,624
Huntington Auto Trust
0.810% due 09/15/16 "	470,000	471,879
1.010% due 01/15/16 " ~	231,079	232,069
Hyundai Auto Receivables Trust
0.720% due 03/15/16 "	205,000	205,666
0.730% due 06/15/18 "	565,000	565,054
0.750% due 09/17/18 "	215,000	215,101
0.810% due 03/15/18 "	840,000	843,336
3.510% due 11/15/17 "	290,000	307,016

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
Mercedes-Benz Auto Lease Trust
0.880% due 11/17/14 "	$220,000	$220,704
1.070% due 11/15/17 "	180,000	180,873
Mercedes-Benz Auto Receivables Trust 1.220% due 12/15/17 "	680,000	686,225
Motor PLC (United Kingdom) 1.286% due 02/25/20 " ~	250,000	251,741
Navistar Financial Dealer Note Master Trust 0.874% due 01/25/18 " § ~	535,000	535,246
Nissan Auto Lease Trust
0.920% due 02/16/15 "	375,000	376,086
1.040% due 08/15/14 "	620,669	621,957
Nissan Auto Receivables Owner Trust
0.460% due 10/17/16 "	555,000	554,840
0.730% due 05/16/16 "	505,000	507,136
Sierra Timeshare Receivables Funding Co LLC 1.590% due 11/20/29 " ~	255,000	254,956
SMART Trust (Australia)
0.840% due 09/14/16 "	245,000	244,859
0.970% due 03/14/17 "	195,000	195,312
1.500% due 05/14/16 " ~	215,000	216,978
1.540% due 03/14/15 " ~	88,470	88,993
1.590% due 10/14/16 " ~	505,000	511,171
Toyota Auto Receivables Owner Trust 0.750% due 02/16/16 "	790,000	792,952
Volkswagen Auto Loan Enhanced Trust 0.850% due 08/22/16 "	245,000	246,228
Wells Fargo Home Equity Asset-Backed Securities Trust 0.354% due 01/25/37 " §	334,449	301,546
Wheels SPV LLC 1.190% due 03/20/21 " ~	263,418	264,961
World Financial Network Credit Card Master Trust 0.333% due 02/15/17 " § ~	1,100,000	1,099,977
World Omni Auto Receivables Trust 0.640% due 02/15/17 "	865,000	868,541
World Omni Master Owner Trust 0.602% due 02/15/18 " § ~	655,000	655,441

Total Asset-Backed Securities (Cost $29,600,620)		29,686,094

U.S. GOVERNMENT AGENCY ISSUES - 4.0%

Fannie Mae
0.500% due 07/02/15	400,000	401,467
0.750% due 12/19/14	1,055,000	1,063,835
0.875% due 08/28/14	990,000	999,099
1.000% due 09/23/13	525,000	527,193
Federal Home Loan Bank 0.500% due 11/20/15	3,125,000	3,136,753
Freddie Mac
0.500% due 04/17/15	730,000	733,227
0.750% due 11/25/14	700,000	706,038
0.875% due 10/28/13	1,325,000	1,330,686

Total U.S. Government Agency Issues (Cost $8,856,951)		8,898,298

U.S. TREASURY OBLIGATIONS - 4.3%

U.S. Treasury Inflation Protected Securities - 2.3%

0.500% due 04/15/15 ^	1,174,074	1,233,970
1.875% due 07/15/13 ^	3,028,163	3,089,198
2.000% due 07/15/14 ^	903,336	956,619

		5,279,787

U.S. Treasury Notes - 2.0%

0.250% due 05/31/14 ‡	4,500,000	4,503,870

Total U.S. Treasury Obligations (Cost $9,727,437)		9,783,657

	Principal Amount	Value
FOREIGN GOVERNMENT NOTES - 0.5%

Mexican Udibonos (Mexico) 3.500% due 12/14/17 ^	MXN 12,337,745	$1,112,463

Total Foreign Government Notes (Cost $1,070,755)		1,112,463

	Shares
SHORT-TERM INVESTMENT - 5.4%

Money Market Fund - 5.4%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	12,064,690	12,064,690

Total Short-Term Investment (Cost $12,064,690)		12,064,690

TOTAL INVESTMENTS - 100.2% (Cost $222,218,412)		224,075,547

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(474,849)

NET ASSETS - 100.0%		$223,600,698

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Corporate Bonds & Notes	51.3%
Mortgage-Backed Securities	21.4%
Asset-Backed Securities	13.3%
Short-Term Investment	5.4%
U.S. Treasury Obligations	4.3%
U.S. Government Agency Issues	4.0%
Others (each less than 3.0%)	0.5%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	As of March 31, 2013, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were are follows (Unaudited):

AAA	11.4%
AA / U.S. Government & Agency Issue	29.8%
A	22.6%
BBB	23.8%
BB	3.6%
B	1.2%
CCC	0.2%
Not Rated	7.4%

100.0%

(c)	Open futures contracts outstanding as of March 31, 2013 were as follows:

Short Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Notes (06/13)	34	$3,400,000	($15,897)
U.S. Treasury 10-Year Notes (06/13)	16	1,600,000	2,198

Total Futures Contracts			($13,699)

(d)	As of March 31, 2013, an investment with a value of $70,060 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2013

(e)	Forward foreign currency contracts outstanding as of March 31, 2013 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Depreciation
USD	1,081,473	MXN	13,535,930	06/13	RBC	($5,873)

(f)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$114,664,806	$—	$114,664,806	$—
	Mortgage-Backed Securities	47,865,539	—	47,865,539	—
	Asset-Backed Securities	29,686,094	—	28,769,445	916,649
	U.S. Government Agency Issues	8,898,298	—	8,898,298	—
	U.S. Treasury Obligations	9,783,657	—	9,783,657	—
	Foreign Government Notes	1,112,463	—	1,112,463	—
	Short-Term Investment	12,064,690	12,064,690	—	—
	Derivatives:
	Interest Rate Contracts
	Futures	2,198	2,198	—	—

	Total Assets	224,077,745	12,066,888	211,094,208	916,649

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(5,873)	—	(5,873)	—
	Interest Rate Contracts
	Futures	(15,897)	(15,897)	—	—

	Total Liabilities - Derivatives	(21,770)	(15,897)	(5,873)	—

	Total Liabilities	(21,770)	(15,897)	(5,873)	—

	Total	$224,055,975	$12,050,991	$211,088,335	$916,649

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2013

	Principal Amount	Value
CORPORATE BONDS & NOTES - 39.0%

Austria - 0.4%

OGX Austria GmbH
8.375% due 04/01/22 ~	$200,000	$151,500
8.500% due 06/01/18 ~	200,000	157,000

		308,500

Azerbaijan - 0.3%

State Oil Co of the Azerbaijan Republic 5.450% due 02/09/17 ~	200,000	214,000

Barbados - 0.3%

Columbus International Inc 11.500% due 11/20/14 ~	250,000	281,250

Bermuda - 1.9%

Central European Media Enterprises Ltd 11.625% due 09/15/16 ~	EUR 250,000	334,083
China Oriental Group Co Ltd
7.000% due 11/17/17 ~	$100,000	99,250
8.000% due 08/18/15 ~	200,000	205,500
Digicel Group Ltd
8.250% due 09/30/20 ~	300,000	321,000
10.500% due 04/15/18 ~	100,000	112,250
Digicel Ltd 7.000% due 02/15/20 ~	200,000	211,000
Qtel International Finance Ltd
3.875% due 01/31/28 ~	50,000	49,490
4.500% due 01/31/43 ~	100,000	96,500
7.875% due 06/10/19 ~	160,000	209,600

		1,638,673

Cayman - 5.6%

Agile Property Holdings Ltd 8.875% due 04/28/17 ~	100,000	107,600
Amber Circle Funding Ltd 3.250% due 12/04/22 ~	230,000	230,455
Central China Real Estate Ltd 12.250% due 10/20/15 ~	100,000	110,750
China Shanshui Cement Group Ltd 10.500% due 04/27/17 ~	200,000	225,000
Country Garden Holdings Co Ltd 7.500% due 01/10/23 ~	200,000	205,260
Dar Al-Arkan International Sukuk Co II 10.750% due 02/18/15 ~	300,000	330,375
Dubai DOF Sukuk Ltd 6.450% due 05/02/22 ~	50,000	58,750
Dubai Holding Commercial Operations MTN Ltd
4.750% due 01/30/14	EUR 350,000	449,771
6.000% due 02/01/17	GBP 200,000	308,450
Emaar Sukuk Ltd 6.400% due 07/18/19 ~	$200,000	220,500
Evergrande Real Estate Group Ltd
7.500% due 01/19/14 ~	CNY 1,000,000	163,478
9.250% due 01/19/16 ~	1,400,000	230,018
13.000% due 01/27/15 ~	$250,000	274,375
Fibria Overseas Finance Ltd 6.750% due 03/03/21 ~	200,000	222,900
Hidili Industry International Development Ltd 8.625% due 11/04/15 ~	200,000	148,500
Jafz Sukuk Ltd 7.000% due 06/19/19 ~	50,000	56,875
JBS Finance II Ltd 8.250% due 01/29/18 ~	300,000	331,500
Kuwait Projects Co 9.375% due 07/15/20	200,000	256,500

	Principal Amount	Value
Longfor Properties Co Ltd 9.500% due 04/07/16 ~	$200,000	$221,000
Marfrig Overseas Ltd 9.500% due 05/04/20 ~	200,000	190,000
Mongolian Mining Corp 8.875% due 03/29/17 ~	200,000	206,000
Nile Finance Ltd 5.250% due 08/05/15 ~	120,000	110,700
Shimao Property Holdings Ltd 9.650% due 08/03/17 ~	100,000	109,940

		4,768,697

Chile - 1.5%

Automotores Gildemeister SA 6.750% due 01/15/23 ~	150,000	157,875
Banco del Estado de Chile 4.125% due 10/07/20 ~	120,000	129,627
Corp Nacional del Cobre de Chile
3.750% due 11/04/20 ~	130,000	136,859
7.500% due 01/15/19 ~	180,000	227,469
Empresa Nacional del Petroleo
5.250% due 08/10/20 ~	100,000	106,371
6.250% due 07/08/19 ~	130,000	146,286
Inversiones Alsacia SA 8.000% due 08/18/18 ~	130,862	124,483
SMU SA 7.750% due 02/08/20 ~	200,000	215,000

		1,243,970

Colombia - 0.1%

Ecopetrol SA 7.625% due 07/23/19	100,000	125,750

El Salvador - 0.1%

Telemovil Finance Co Ltd 8.000% due 10/01/17 ~	100,000	109,500

Georgia - 0.3%

Georgian Railway JSC 7.750% due 07/11/22 ~	200,000	229,500

Hong Kong - 0.4%

Fosun International Ltd 7.500% due 05/12/16 ~	200,000	212,500
Industrial & Commercial Bank of China Asia Ltd 5.125% due 11/30/20 ~	150,000	166,901

		379,401

Indonesia - 0.3%

P.T. Pertamina Persero 6.000% due 05/03/42 ~	200,000	205,520
P.T. Perusahaan Listrik Negara 5.250% due 10/24/42 ~	50,000	48,188

		253,708

Ireland - 3.0%

Alfa Bank OJSC 7.500% due 09/26/19 ~	200,000	212,750
Brunswick Rail Finance Ltd 6.500% due 11/01/17 ~	200,000	212,500
Credit Bank of Moscow 7.700% due 02/01/18 ~	200,000	208,000
Metalloinvest Finance Ltd 6.500% due 07/21/16 ~	200,000	211,126
MTS International Funding Ltd 8.625% due 06/22/20 ~	300,000	382,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
Rosneft Oil Co 4.199% due 03/06/22 ~	$200,000	$198,750
VEB-Leasing 5.125% due 05/27/16 ~	200,000	211,000
Vnesheconombank
5.450% due 11/22/17 ~	50,000	54,390
6.800% due 11/22/25 ~	280,000	329,000
6.902% due 07/09/20 ~	510,000	594,787

		2,614,803

Kazakhstan - 1.1%

ATF Bank JSC 9.000% due 05/11/16 ~	100,000	95,875
Development Bank of Kazakhstan JSC 4.125% due 12/10/22 ~	420,000	408,450
Kazkommertsbank JSC
7.500% due 11/29/16 ~	200,000	195,340
8.000% due 11/03/15 ~	200,000	200,500

		900,165

Luxembourg - 5.1%

Altice Financing SA 7.875% due 12/15/19 ~	200,000	219,080
Evraz Group SA
6.750% due 04/27/18 ~	300,000	311,250
9.500% due 04/24/18 ~	100,000	115,125
Gazprom Neft OAO 4.375% due 09/19/22 ~	210,000	208,162
Gazprom OAO
4.950% due 02/06/28 ~	100,000	99,000
6.510% due 03/07/22 ~	100,000	116,000
9.250% due 04/23/19 ~	50,000	64,750
MHP SA
8.250% due 04/02/20 ~	200,000	198,742
10.250% due 04/29/15 ~	400,000	431,106
Minerva Luxembourg SA
7.750% due 01/31/23 ~	200,000	215,000
12.250% due 02/10/22 ~	300,000	375,000
Promsvyazbank OJSC
8.500% due 04/25/17 ~	200,000	213,000
10.200% due 11/06/19 ~	200,000	213,500
Russian Standard Bank 9.250% due 07/11/17 ~	200,000	215,520
Sberbank of Russia
5.717% due 06/16/21 ~	150,000	163,406
6.125% due 02/07/22 ~	400,000	448,000
Severstal OAO 6.700% due 10/25/17 ~	100,000	109,250
TMK OAO 7.750% due 01/27/18 ~	500,000	530,000
VTB Bank OJSC 6.875% due 05/29/18 ~	130,000	143,650

		4,389,541

Malaysia - 0.7%

Axiata SPV1 Labuan Ltd 5.375% due 04/28/20 ~	100,000	113,935
MMI International Ltd 8.000% due 03/01/17 ~	200,000	206,000
Petronas Capital Ltd
5.250% due 08/12/19 ~	150,000	175,004
7.875% due 05/22/22 ~	100,000	139,597

		634,536

Mexico - 1.8%

Cemex SAB de CV 9.000% due 01/11/18 ~	200,000	222,500
Comision Federal de Electricidad 5.750% due 02/14/42 ~	200,000	220,000

	Principal Amount	Value
Corp GEO SAB de CV 9.250% due 06/30/20 ~	$200,000	$175,000
Desarrolladora Homex SAB de CV
9.500% due 12/11/19 ~	100,000	86,500
9.750% due 03/25/20 ~	100,000	86,000
Petroleos Mexicanos
5.500% due 06/27/44	70,000	72,380
6.000% due 03/05/20	70,000	82,950
6.500% due 06/02/41	220,000	260,150
8.000% due 05/03/19	130,000	167,050
Urbi Desarrollos Urbanos SAB de CV
9.500% due 01/21/20 ~	100,000	62,000
9.750% due 02/03/22 ~	200,000	126,000

		1,560,530

Netherlands - 5.3%

Bharti Airtel International Netherlands BV 5.125% due 03/11/23 ~	200,000	201,800
DTEK Finance BV 9.500% due 04/28/15 ~	200,000	211,500
Indo Energy Finance II BV 6.375% due 01/24/23 ~	200,000	206,500
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/20 ~	220,000	257,950
6.950% due 07/10/42 ~	100,000	117,250
Kazkommerts International BV 7.875% due 04/07/14 ~	100,000	102,300
KazMunaiGas Finance Sub BV
6.375% due 04/09/21 ~	280,000	327,250
7.000% due 05/05/20 ~	240,000	286,800
9.125% due 07/02/18 ~	100,000	126,363
11.750% due 01/23/15 ~	170,000	197,837
Lukoil International Finance BV 6.656% due 06/07/22 ~	100,000	119,000
Majapahit Holding BV
7.750% due 10/17/16 ~	170,000	197,838
7.750% due 01/20/20 ~	220,000	270,600
8.000% due 08/07/19 ~	130,000	160,875
Marfrig Holding Europe BV 8.375% due 05/09/18 ~	200,000	181,500
Metinvest BV
8.750% due 02/14/18 ~	500,000	514,000
10.250% due 05/20/15 ~	100,000	105,970
OSX 3 Leasing BV 9.250% due 03/20/15 ~	100,000	99,750
Polish Television Holding BV 11.250% due 05/15/17 § ~	EUR 100,000	138,440
VimpelCom Holdings BV 7.504% due 03/01/22 ~	$400,000	446,120
WPE International Cooperatief UA 10.375% due 09/30/20 ~	100,000	94,000
Zhaikmunai LP 7.125% due 11/13/19 ~	200,000	214,500

		4,578,143

Nigeria - 0.2%

Sea Trucks Group 9.000% due 03/26/18 ~	200,000	200,000

Peru - 0.2%

CFG Investment SAC 9.750% due 07/30/19 ~	200,000	187,650

Philippines - 0.7%

Development Bank of Philippines 5.500% due 03/25/21	200,000	225,574
Power Sector Assets & Liabilities Management Corp 7.390% due 12/02/24 ~	260,000	351,650

		577,224

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
Singapore - 0.3%

Yanlord Land Group Ltd 10.625% due 03/29/18 ~	$200,000	$225,000

South Africa - 0.5%

African Bank Ltd 8.125% due 02/24/17 ~	200,000	222,400
Edcon Holdings Proprietary Ltd 5.703% due 06/15/15 § ~	EUR 100,000	117,931
Edcon Proprietary Ltd 3.453% due 06/15/14 § ~	68,000	87,166

		427,497

Spain - 0.4%

Cemex Espana Luxembourg
9.250% due 05/12/20 ~	$300,000	334,500

Sri Lanka - 0.2%

Bank of Ceylon 6.875% due 05/03/17 ~	200,000	211,500

Sweden - 0.6%

Eileme 2 AB
11.625% due 01/31/20 ~	200,000	235,000
11.750% due 01/31/20 ~	EUR 200,000	297,390

		532,390

Ukraine - 0.4%

National JSC Naftogaz of Ukraine 9.500% due 09/30/14	$340,000	350,608

United Arab Emirates - 1.6%

Dolphin Energy Ltd 5.888% due 06/15/19 ~	136,134	154,852
DP World Ltd 6.850% due 07/02/37 ~	500,000	571,000
Dubai Electricity & Water Authority 7.375% due 10/21/20 ~	240,000	292,800
Emirates Airline
4.500% due 02/06/25 ~	100,000	98,610
5.125% due 06/08/16 ~	200,000	210,500

		1,327,762

United Kingdom - 4.2%

Afren PLC
10.250% due 04/08/19 ~	200,000	239,000
11.500% due 02/01/16 ~	200,000	238,000
Atlantic Finance Ltd 10.750% due 05/27/14 § ~	250,000	271,250
CNPC HK Overseas Capital Ltd 5.950% due 04/28/41 ~	200,000	243,212
DTEK Finance PLC 7.875% due 04/04/18 ~	200,000	197,978
Ferrexpo Finance PLC 7.875% due 04/07/16 ~	300,000	300,750
Franshion Development Ltd 6.750% due 04/15/21 ~	200,000	217,760
Oschadbank 8.250% due 03/10/16	290,000	287,100
Privatbank CJSC 9.375% due 09/23/15	150,000	147,757
Sinochem Overseas Capital Co Ltd
4.500% due 11/12/20 ~	300,000	325,560
6.300% due 11/12/40 ~	100,000	115,479

	Principal Amount	Value
Sinopec Group Overseas Development Ltd 3.900% due 05/17/22 ~	$200,000	$212,976
Star Energy Geothermal Wayang Windu Ltd 11.500% due 02/12/15 ~	96,429	102,817
State Export-Import Bank of Ukraine JSC 8.750% due 01/22/18 ~	320,000	324,000
Vedanta Resources PLC
8.250% due 06/07/21 ~	200,000	230,000
9.500% due 07/18/18 ~	100,000	118,000

		3,571,639

United States - 0.9%

CEDC Finance Corp International Inc 8.875% due 12/01/16 ~ Ω	EUR 150,000	150,554
NII Capital Corp 7.625% due 04/01/21	$300,000	217,500
Pemex Project Funding Master Trust 5.750% due 03/01/18	100,000	115,375
Reliance Holdings USA Inc 6.250% due 10/19/40 ~	250,000	277,005

		760,434

Venezuela - 0.6%

Petroleos de Venezuela SA
5.250% due 04/12/17 ~	150,000	130,875
5.375% due 04/12/27 ~	300,000	208,500
5.500% due 04/12/37 ~	120,000	81,900
12.750% due 02/17/22 ~	110,000	124,575

		545,850

Total Corporate Bonds & Notes (Cost $32,056,088)		33,482,721

FOREIGN GOVERNMENT BONDS & NOTES - 56.6%

Argentina - 1.7%

Argentina Boden 7.000% due 10/03/15	655,000	556,750
Argentina Bonar 7.000% due 09/12/13	170,000	169,150
Argentine Republic Government
2.500% due 12/31/38 §	134,000	42,545
8.280% due 12/31/33	1,010,582	546,938
8.750% due 06/02/17	175,000	129,500

		1,444,883

Belarus - 1.1%

Republic of Belarus
8.750% due 08/03/15 ~	310,000	323,950
8.950% due 01/26/18 ~	580,000	622,050

		946,000

Bolivia - 0.1%

Bolivian Government 4.875% due 10/29/22 ~	100,000	99,650

Brazil - 7.3%

Banco Nacional de Desenvolvimento Economico e Social
5.500% due 07/12/20 ~	100,000	113,250
6.500% due 06/10/19 ~	270,000	317,925
Brazil Letras do Tesouro Nacional 8.516% due 01/01/15	BRL 1,540,000	659,324
Brazil Notas do Tesouro Nacional ‘B’
6.000% due 08/15/20 ^	880,000	1,138,872
6.000% due 08/15/50 ^	1,360,000	1,972,689
Brazilian Government
2.625% due 01/05/23	$200,000	192,500
4.875% due 01/22/21	600,000	699,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
5.875% due 01/15/19	$90,000	$108,675
6.000% due 01/17/17	70,000	81,655
8.250% due 01/20/34	270,000	411,750
8.875% due 04/15/24	150,000	230,625
10.125% due 05/15/27	220,000	379,830

		6,306,095

Chile - 0.1%

Chile Government 3.250% due 09/14/21	100,000	105,450

Colombia - 2.3%

Colombia Government
4.375% due 07/12/21	200,000	224,830
6.125% due 01/18/41	390,000	492,288
7.375% due 03/18/19	240,000	310,200
7.375% due 09/18/37	140,000	201,250
8.125% due 05/21/24	280,000	404,460
10.375% due 01/28/33	20,000	34,550
11.750% due 02/25/20	190,000	297,825

		1,965,403

Costa Rica - 0.3%

Costa Rica Government 4.250% due 01/26/23 ~	240,000	240,840

Croatia - 1.4%

Croatia Government
6.250% due 04/27/17 ~	200,000	214,730
6.375% due 03/24/21 ~	440,000	475,420
6.625% due 07/14/20 ~	200,000	218,500
6.750% due 11/05/19 ~	300,000	330,027

		1,238,677

Dominican Republic - 0.4%

Dominican Republic 7.500% due 05/06/21 ~	270,000	303,885

Ecuador - 0.1%

Ecuador Government 9.375% due 12/15/15 ~	100,000	104,750

Egypt - 0.2%

Egypt Government
5.750% due 04/29/20 ~	100,000	85,250
6.875% due 04/30/40 ~	100,000	78,250

		163,500

El Salvador - 0.9%

El Salvador Government
5.875% due 01/30/25 ~	230,000	242,305
7.625% due 02/01/41 ~	180,000	207,450
7.650% due 06/15/35 ~	240,000	276,360
8.250% due 04/10/32 ~	20,000	25,050

		751,165

Ghana - 0.2%

Republic of Ghana 8.500% due 10/04/17 ~	130,000	149,175

Guatemala - 0.2%

Guatemala Government 4.875% due 02/13/28 ~	200,000	196,500

	Principal Amount	Value
Hungary - 1.3%

Hungary Government
5.375% due 02/21/23	$260,000	$246,636
6.250% due 01/29/20	270,000	277,087
6.375% due 03/29/21	324,000	335,340
7.625% due 03/29/41	280,000	287,000

		1,146,063

Indonesia - 2.4%

Indonesia Government
4.875% due 05/05/21 ~	110,000	120,862
5.875% due 03/13/20 ~	190,000	220,400
6.625% due 02/17/37 ~	100,000	124,000
6.875% due 01/17/18 ~	320,000	378,800
7.500% due 01/15/16 ~	150,000	172,500
7.750% due 01/17/38 ~	190,000	266,095
8.500% due 10/12/35 ~	340,000	504,050
10.375% due 05/04/14 ~	60,000	65,850
11.625% due 03/04/19 ~	170,000	247,350

		2,099,907

Iraq - 0.7%

Republic of Iraq 5.800% due 01/15/28 ~	680,000	627,300

Ivory Coast - 1.3%

Ivory Coast Government 5.750% due 12/31/32 § ~	1,160,000	1,081,700

Kazakhstan - 0.2%

Kazatomprom Natsionalnaya Atomnaya Kompaniya AO 6.250% due 05/20/15 ~	190,000	203,537

Latvia - 0.3%

Republic of Latvia 2.750% due 01/12/20 ~	300,000	289,950

Lebanon - 1.2%

Lebanon Government
5.150% due 11/12/18 ~	50,000	49,875
6.100% due 10/04/22 ~	420,000	425,250
6.375% due 03/09/20	240,000	250,200
6.600% due 11/27/26	170,000	173,825
8.250% due 04/12/21 ~	90,000	103,500
8.500% due 01/19/16 ~	30,000	33,600

		1,036,250

Lithuania - 1.7%

Lithuania Government
5.125% due 09/14/17 ~	120,000	133,350
6.125% due 03/09/21 ~	280,000	333,200
6.625% due 02/01/22 ~	400,000	491,500
7.375% due 02/11/20 ~	420,000	530,250

		1,488,300

Mexico - 4.5%

Mexican Bonos
7.750% due 05/29/31	MXN 2,500,000	251,003
8.500% due 05/31/29	5,070,000	541,123
10.000% due 11/20/36	9,300,000	1,155,152
Mexico Government
3.625% due 03/15/22	$100,000	106,555
4.750% due 03/08/44	338,000	351,824
5.125% due 01/15/20	190,000	223,440

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
5.625% due 01/15/17	$150,000	$173,250
5.750% due 10/12/10	154,000	169,708
5.950% due 03/19/19	140,000	170,100
6.050% due 01/11/40	280,000	347,900
6.750% due 09/27/34	250,000	333,750

		3,823,805

Mongolia - 0.2%

Mongolia Government 5.125% due 12/05/22 ~	200,000	187,500

Morocco - 0.5%

Morocco Government
4.250% due 12/11/22 ~	200,000	205,100
5.500% due 12/11/42 ~	200,000	199,500

		404,600

Nigeria - 0.3%

Nigeria Government 6.750% due 01/28/21 ~	200,000	232,000

Pakistan - 0.4%

Pakistan Government 7.125% due 03/31/16 ~	400,000	360,000

Panama - 0.8%

Panama Government
6.700% due 01/26/36	240,000	321,000
8.875% due 09/30/27	120,000	186,120
9.375% due 04/01/29	90,000	146,835

		653,955

Paraguay - 0.2%

Republic of Paraguay 4.625% due 01/25/23 ~	200,000	201,800

Peru - 1.5%

El Fondo MIVIVIENDA SA 3.500% due 01/31/23 ~	100,000	97,450
Peruvian Government
7.125% due 03/30/19	50,000	64,425
7.350% due 07/21/25	328,000	464,612
8.375% due 05/03/16	140,000	171,220
8.750% due 11/21/33	300,000	492,000

		1,289,707

Philippines - 2.5%

Philippine Government
4.000% due 01/15/21	280,000	310,100
5.500% due 03/30/26	230,000	281,750
6.375% due 10/23/34	200,000	262,500
7.750% due 01/14/31	280,000	406,000
8.375% due 06/17/19	130,000	175,825
9.500% due 02/02/30	310,000	509,175
10.625% due 03/16/25	124,000	208,630

		2,153,980

Poland - 1.3%

Poland Government
3.000% due 03/17/23	270,000	262,170
5.000% due 03/23/22	460,000	526,668
6.375% due 07/15/19	250,000	307,762

		1,096,600

	Principal Amount	Value
Qatar - 0.4%

Qatar Government
5.750% due 01/20/42 ~	$200,000	$239,000
6.400% due 01/20/40 ~	100,000	128,500

		367,500

Romania - 1.1%

Romanian Government
4.375% due 08/22/23 ~	290,000	285,412
6.750% due 02/07/22 ~	532,000	621,110

		906,522

Russia - 3.3%

Russian Federal 6.800% due 12/11/19	RUB 48,500,000	1,584,450
Russian Foreign
5.000% due 04/29/20 ~	$100,000	113,300
7.500% due 03/31/30 § ~	914,500	1,134,666
12.750% due 06/24/28 ~	20,000	38,300

		2,870,716

Senegal - 0.3%

Senegal Government 8.750% due 05/13/21 ~	200,000	238,000

Serbia - 0.5%

Republic of Serbia 4.875% due 02/25/20 ~	150,000	148,650
7.250% due 09/28/21 ~	240,000	266,700

		415,350

South Africa - 1.2%

South Africa Government
5.500% due 03/09/20	230,000	263,925
5.875% due 05/30/22	250,000	294,375
6.250% due 03/08/41	100,000	121,750
6.875% due 05/27/19	270,000	330,075

		1,010,125

Sri Lanka - 0.4%

Sri Lanka Government
6.250% due 07/27/21 ~	200,000	212,748
7.400% due 01/22/15 ~	100,000	107,000

		319,748

Turkey - 3.5%

Turkey Government
3.250% due 03/23/23	200,000	189,500
5.625% due 03/30/21	200,000	229,100
6.000% due 01/14/41	200,000	224,750
6.750% due 04/03/18	510,000	603,075
6.750% due 05/30/40	140,000	173,250
6.875% due 03/17/36	230,000	284,337
7.000% due 09/26/16	160,000	184,400
7.000% due 03/11/19	110,000	133,237
7.000% due 06/05/20	40,000	49,200
7.250% due 03/05/38	90,000	116,550
7.375% due 02/05/25	320,000	409,600
7.500% due 07/14/17	160,000	191,400
8.000% due 02/14/34	90,000	123,975
11.875% due 01/15/30	60,000	109,650

		3,022,024

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
Ukraine - 2.1%

Ukraine Government
6.250% due 06/17/16 ~	$200,000	$196,780
7.750% due 09/23/20 ~	200,000	208,800
7.800% due 11/28/22 ~	470,000	478,225
7.950% due 02/23/21 ~	330,000	345,180
9.250% due 07/24/17 ~	500,000	543,800

		1,772,785

United Arab Emirates - 0.4%

Emirate of Dubai Government 7.750% due 10/05/20 ~	270,000	334,125

Uruguay - 1.5%

Uruguay Government
4.125% due 11/20/45	304,374	280,937
7.625% due 03/21/36	130,000	188,435
7.875% due 01/15/33	280,000	407,960
8.000% due 11/18/22	289,277	404,699

		1,282,031

Venezuela - 3.6%

Venezuela Government
6.000% due 12/09/20 ~	130,000	108,875
7.000% due 03/31/38 ~	10,000	7,925
7.650% due 04/21/25	80,000	70,400
7.750% due 10/13/19 ~	230,000	216,200
8.250% due 10/13/24 ~	130,000	118,625
8.500% due 10/08/14	180,000	183,600
9.000% due 05/07/23 ~	176,000	169,400
9.250% due 09/15/27	230,000	227,470
9.250% due 05/07/28 ~	200,000	192,500
10.750% due 09/19/13	50,000	51,250
11.750% due 10/21/26 ~	638,000	709,137
11.950% due 08/05/31 ~	663,000	749,190
12.750% due 08/23/22 ~	227,000	265,930

		3,070,502

Vietnam - 0.6%

Vietnam Government
6.750% due 01/29/20 ~	200,000	234,000
6.875% due 01/15/16 ~	240,000	267,000

		501,000

Zambia - 0.1%

Zambia Government 5.375% due 09/20/22 ~	100,000	99,625

Total Foreign Government Bonds & Notes (Cost $47,829,136)		48,602,980

PURCHASED OPTIONS - 0.0%
(See Note (f) in Notes to Schedule of Investments) (Cost $27,267)		42,147

	Shares	Value
SHORT-TERM INVESTMENT - 2.3%

Money Market Fund - 2.3%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	1,961,509	$1,961,509

Total Short-Term Investment (Cost $1,961,509)		1,961,509

TOTAL INVESTMENTS - 97.9% (Cost $81,874,000)		84,089,357

OTHER ASSETS & LIABILITIES, NET - 2.1%		1,756,480

NET ASSETS - 100.0%		$85,845,837

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Foreign Government Bonds & Notes	56.6%
Corporate Bonds & Notes	39.0%
Others (each less than 3.0%)	2.3%

97.9%
Other Assets & Liabilities, Net	2.1%

100.0%

(b)	As of March 31, 2013, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were are follows (Unaudited):

AA	1.0%
A	5.5%
BBB	26.5%
BB	21.5%
B	20.3%
CCC	1.0%
CC	0.2%
Not Rated	24.0%

100.0%

(c)	Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the annualized effective yield on the date of purchase.

(d)	Investments with a total aggregate value of $150,554 or 0.2% of the net assets were in default as of March 31, 2013.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2013

(e)	Forward foreign currency contracts outstanding as of March 31, 2013 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
BRL	3,076,855	USD	1,522,442	04/13	BRC	($671)
BRL	2,339,890	USD	1,162,101	04/13	GSC	(4,823)
BRL	950,950	USD	461,828	05/13	HSB	6,856
MXN	4,843,773	USD	380,000	04/13	DUB	11,342
MXN	5,224,003	USD	410,000	04/13	JPM	12,062
MXN	10,687,433	USD	846,000	05/13	DUB	15,065
MXN	10,561,131	USD	850,000	06/13	GSC	(1,263)
RUB	25,583,250	USD	840,000	05/13	UBS	(24,916)
RUB	25,681,580	USD	822,613	06/13	HSB	(9,365)
USD	1,970,580	BRL	3,878,045	04/13	HSB	52,553
USD	731,426	BRL	1,538,700	04/13	SCB	(29,594)
USD	1,517,187	BRL	3,076,855	05/13	BRC	733
USD	280,000	BRL	569,405	05/13	BRC	(636)
USD	1,158,075	BRL	2,339,890	05/13	GSC	4,840
USD	303,050	CNY	1,907,850	05/13	UBS	(2,958)
USD	1,843,877	EUR	1,415,753	04/13	DUB	28,797
USD	264,363	GBP	176,713	04/13	BRC	(4,108)
USD	46,139	MXN	590,000	04/13	BRC	(1,529)
USD	860,587	MXN	11,055,704	04/13	JPM	(32,635)
USD	917,352	MXN	11,598,078	05/13	CIT	(17,082)
USD	420,000	RUB	13,066,200	04/13	BRC	1,683
USD	860,000	RUB	26,816,950	04/13	CSF	2,622
USD	1,646,339	RUB	50,020,718	04/13	HSB	47,103
USD	430,000	RUB	13,379,450	05/13	BRC	4,425
USD	3,447	RUB	106,478	05/13	UBS	60

Total Forward Foreign Currency Contracts						$58,561

(f)	Purchased options outstanding as of March 31, 2013 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - OTC Euro versus U.S. Dollar	$1.31	07/12/13	BOA	EUR 590,000	$11,653	$23,623
Put - OTC Euro versus U.S. Dollar	1.27	09/18/13	BOA	700,000	15,614	18,524

Total Purchased Options					$27,267	$42,147

(g)	Swap agreements outstanding as of March 31, 2013 were as follows:

Interest Rate Swaps

Floating Rate Index	Counter- party	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Brazil Cetip Interbank Deposit Rate	HSB	Pay	8.270%	01/02/17	BRL 436,911	($16,535)	$—	($16,535)

Total Swap Agreements						($16,535)	$—	($16,535)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2013

(h)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$33,482,721	$—	$33,482,721	$—
	Foreign Government Bonds & Notes	48,602,980	—	48,602,980	—
	Short-Term Investment	1,961,509	1,961,509	—	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	188,141	—	188,141	—
	Purchased Options	42,147	—	42,147	—

	Total Foreign Currency Contracts	230,288	—	230,288	—

	Total Assets	84,277,498	1,961,509	82,315,989	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(129,580)	—	(129,580)	—
	Interest Rate Contracts
	Swaps	(16,535)	—	(16,535)	—

	Total Liabilities - Derivatives	(146,115)	—	(146,115)	—

	Total Liabilities	(146,115)	—	(146,115)	—

	Total	$84,131,383	$1,961,509	$82,169,874	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL COMSTOCK FUND

Schedule of Investments

March 31, 2013

	Shares	Value
COMMON STOCKS - 95.0%

Consumer Discretionary - 14.7%

Carnival Corp (Panama)	60,788	$2,085,028
Comcast Corp ‘A’	120,907	5,079,303
General Motors Co *	172,236	4,791,606
Johnson Controls Inc	49,346	1,730,564
Kohl’s Corp	22,942	1,058,314
Lowe’s Cos Inc	33,654	1,276,160
Newell Rubbermaid Inc	51,273	1,338,225
News Corp ‘B’	143,672	4,419,351
Staples Inc	120,261	1,615,105
Target Corp	31,370	2,147,277
Time Warner Cable Inc	57,647	5,537,571
Time Warner Inc	28,247	1,627,592
Viacom Inc ‘B’	94,285	5,805,127

		38,511,223

Consumer Staples - 5.6%

Archer-Daniels-Midland Co	57,905	1,953,136
CVS Caremark Corp	77,644	4,269,644
Mondelez International Inc ‘A’	82,423	2,522,968
The Procter & Gamble Co	11,151	859,296
Tyson Foods Inc ‘A’	70,110	1,740,130
Unilever NV ‘NY’ (Netherlands)	65,369	2,680,129
Wal-Mart Stores Inc	8,625	645,409

		14,670,712

Energy - 13.5%

BP PLC ADR (United Kingdom)	127,949	5,418,640
Chevron Corp	29,116	3,459,563
Halliburton Co	129,167	5,219,638
Murphy Oil Corp	64,991	4,141,876
Noble Corp (Switzerland)	35,223	1,343,757
Occidental Petroleum Corp	38,382	3,007,997
QEP Resources Inc	101,634	3,236,027
Royal Dutch Shell PLC ‘A’ ADR (United Kingdom)	59,040	3,847,046
Weatherford International Ltd (Switzerland) *	459,255	5,575,356

		35,249,900

Financials - 23.2%

Aflac Inc	17,146	891,935
Bank of America Corp	339,523	4,135,390
Citigroup Inc	224,042	9,911,618
Fifth Third Bancorp	156,732	2,556,299
JPMorgan Chase & Co	171,446	8,136,827
MetLife Inc	80,096	3,045,250
Morgan Stanley	127,641	2,805,549
State Street Corp	35,016	2,069,095
The Allstate Corp	120,125	5,894,534
The Bank of New York Mellon Corp	198,740	5,562,733
The Goldman Sachs Group Inc	18,295	2,692,109
The PNC Financial Services Group Inc	60,916	4,050,914
The Travelers Cos Inc	20,180	1,698,954
U.S. Bancorp	52,705	1,788,281
Wells Fargo & Co	145,675	5,388,518

		60,628,006

Health Care - 14.3%

Bristol-Myers Squibb Co	124,245	5,117,652
Cardinal Health Inc	46,156	1,921,013
GlaxoSmithKline PLC ADR (United Kingdom)	54,593	2,560,958
Merck & Co Inc	117,126	5,180,483
Novartis AG (Switzerland)	42,441	3,022,285
Pfizer Inc	210,643	6,079,157
Roche Holding AG ADR (Switzerland)	42,563	2,494,192
Sanofi ADR (France)	74,518	3,806,379
UnitedHealth Group Inc	79,968	4,574,969
WellPoint Inc	39,445	2,612,442

		37,369,530

	Shares	Value
Industrials - 6.4%

Emerson Electric Co	55,087	$3,077,711
General Electric Co	240,005	5,548,916
Honeywell International Inc	26,765	2,016,743
Ingersoll-Rand PLC (Ireland)	76,824	4,226,088
Textron Inc	60,262	1,796,410

		16,665,868

Information Technology - 10.4%

Cisco Systems Inc	132,978	2,780,570
Corning Inc	236,824	3,156,864
eBay Inc *	77,436	4,198,580
Hewlett-Packard Co	255,526	6,091,740
Intel Corp	62,647	1,368,837
Microsoft Corp	194,609	5,567,764
Yahoo! Inc *	177,129	4,167,845

		27,332,200

Materials - 2.5%

Alcoa Inc	296,408	2,525,396
International Paper Co	85,622	3,988,273

		6,513,669

Telecommunication Services - 2.3%

AT&T Inc	37,705	1,383,396
Verizon Communications Inc	47,060	2,312,999
Vodafone Group PLC ADR (United Kingdom)	79,373	2,254,987

		5,951,382

Utilities - 2.1%

FirstEnergy Corp	45,368	1,914,530
PPL Corp	119,062	3,727,831

		5,642,361

Total Common Stocks (Cost $183,286,616)		248,534,851

SHORT-TERM INVESTMENT - 5.0%

Money Market Fund - 5.0%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	13,218,753	13,218,753

Total Short-Term Investment (Cost $13,218,753)		13,218,753

TOTAL INVESTMENTS - 100.0% (Cost $196,505,369)		261,753,604

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(82,218)

NET ASSETS - 100.0%		$261,671,386

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL COMSTOCK FUND

Schedule of Investments (Continued)

March 31, 2013

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Financials	23.2%
Consumer Discretionary	14.7%
Health Care	14.3%
Energy	13.5%
Information Technology	10.4%
Industrials	6.4%
Consumer Staples	5.6%
Short-Term Investment	5.0%
Others (each less than 3.0%)	6.9%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Forward foreign currency contracts outstanding as of March 31, 2013 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	1,257,618	CHF	1,195,869	04/13	BNY	($2,406)
USD	1,153,882	CHF	1,096,441	04/13	CIT	(1,380)
USD	2,061,535	CHF	1,958,974	04/13	SSB	(2,533)
USD	1,872,128	EUR	1,439,711	04/13	BNY	26,416
USD	2,816,893	EUR	2,166,608	04/13	CIB	39,298
USD	2,059,667	EUR	1,583,682	04/13	CIT	29,384
USD	2,022,552	EUR	1,554,888	04/13	SSB	29,182
USD	2,463,771	GBP	1,653,992	04/13	BNY	(49,147)
USD	2,894,764	GBP	1,942,272	04/13	CIB	(56,138)
USD	1,543,772	GBP	1,035,879	04/13	CIT	(30,044)
USD	1,500,978	GBP	1,007,104	04/13	SSB	(29,120)

Total Forward Foreign Currency Contracts						($46,488)

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$38,511,223	$38,511,223	$—	$—
	Consumer Staples	14,670,712	14,670,712	—	—
	Energy	35,249,900	35,249,900	—	—
	Financials	60,628,006	60,628,006	—	—
	Health Care	37,369,530	34,347,245	3,022,285	—
	Industrials	16,665,868	16,665,868	—	—
	Information Technology	27,332,200	27,332,200	—	—
	Materials	6,513,669	6,513,669	—	—
	Telecommunications Services	5,951,382	5,951,382	—	—
	Utilities	5,642,361	5,642,361	—	—

		248,534,851	245,512,566	3,022,285	—
	Short-Term Investment	13,218,753	13,218,753	—	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	124,280	—	124,280	—

	Total Assets	261,877,884	258,731,319	3,146,565	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(170,768)	—	(170,768)	—

	Total Liabilities	(170,768)	—	(170,768)	—

	Total	$261,707,116	$258,731,319	$2,975,797	$—

During the year ended March 31, 2013, an investment with a value of $3,022,285 was transferred from level 1 to level 2 due to valuation adjustments made to exchange-traded prices as a result of market movements following the close of local trading.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL GROWTH LT FUND

Schedule of Investments

March 31, 2013

	Shares	Value
COMMON STOCKS - 95.1%

Consumer Discretionary - 16.9%

Amazon.com Inc *	1,052	$280,347
AutoZone Inc *	1,863	739,183
CBS Corp ‘B’	16,458	768,424
Coach Inc	11,857	592,731
L Brands Inc	26,511	1,183,981
Mattel Inc	10,009	438,294
News Corp ‘A’	8,111	247,548
Nike Inc ‘B’	16,917	998,272
Nordstrom Inc	5,097	281,507
Polaris Industries Inc	2,709	250,555
Prada SPA (Italy)	26,100	267,147
priceline.com Inc *	346	238,024
Starbucks Corp	8,205	467,357
The TJX Cos Inc	10,291	481,104
The Walt Disney Co	6,449	366,303
Time Warner Cable Inc	6,617	635,629

		8,236,406

Consumer Staples - 10.2%

Anheuser-Busch InBev NV (Belgium)	8,482	840,673
Colgate-Palmolive Co	3,870	456,776
Costco Wholesale Corp	5,005	531,081
Mead Johnson Nutrition Co	2,645	204,855
Pernod-Ricard SA (France)	7,122	888,400
Philip Morris International Inc	4,840	448,716
Reckitt Benckiser Group PLC (United Kingdom)	3,337	238,512
SABMiller PLC (United Kingdom)	12,934	683,561
Unilever NV CVA (Netherlands)	3,469	142,209
Whole Foods Market Inc	5,756	499,333

		4,934,116

Energy - 4.3%

Dresser-Rand Group Inc *	4,883	301,086
EOG Resources Inc	2,908	372,428
Helmerich & Payne Inc	5,452	330,936
Kinder Morgan Inc	7,048	272,617
National Oilwell Varco Inc	4,335	306,701
Noble Energy Inc	4,338	501,733

		2,085,501

Financials - 2.5%

AIA Group Ltd (Hong Kong)	55,800	244,580
Simon Property Group Inc REIT	1,828	289,848
T. Rowe Price Group Inc	5,618	420,620
Ventas Inc REIT	3,734	273,329

		1,228,377

Health Care - 14.2%

AbbVie Inc	22,495	917,346
Aetna Inc	7,377	377,112
Alexion Pharmaceuticals Inc *	1,303	120,059
Celgene Corp *	7,187	833,045
Express Scripts Holding Co *	14,928	860,599
Gilead Sciences Inc *	23,537	1,151,665
Medivation Inc *	8,248	385,759
Perrigo Co	4,768	566,105
Shire PLC ADR (United Kingdom)	2,382	217,620
Valeant Pharmaceuticals International Inc (Canada) *	4,599	345,017
Varian Medical Systems Inc *	3,731	268,632
Vertex Pharmaceuticals Inc *	6,170	339,227
Zoetis Inc *	15,248	509,283

		6,891,469

	Shares	Value
Industrials - 12.0%

Canadian Pacific Railway Ltd (Canada)	5,695	$743,027
Danaher Corp	12,748	792,288
FANUC Corp (Japan)	3,500	538,462
Fastenal Co	6,668	342,402
Precision Castparts Corp	6,017	1,140,944
Sensata Technologies Holding NV (Netherlands) *	16,146	530,719
Tyco International Ltd (Switzerland)	14,730	471,360
Union Pacific Corp	1,308	186,272
Verisk Analytics Inc ‘A’ *	6,134	378,038
W.W. Grainger Inc	3,193	718,361

		5,841,873

Information Technology - 30.6%

Amdocs Ltd (United Kingdom)	12,270	444,788
Amphenol Corp ‘A’	7,777	580,553
ANSYS Inc *	5,586	454,812
Apple Inc	7,515	3,326,365
Atmel Corp *	39,745	276,625
Cisco Systems Inc	12,018	251,296
eBay Inc *	16,772	909,378
EMC Corp *	7,752	185,195
Google Inc ‘A’ *	2,606	2,069,242
Informatica Corp *	12,246	422,120
Intuit Inc	13,057	857,192
LinkedIn Corp ‘A’ *	1,009	177,645
MasterCard Inc ‘A’	1,245	673,707
Motorola Solutions Inc	11,163	714,767
ON Semiconductor Corp *	45,616	377,700
Oracle Corp	34,523	1,116,474
Taiwan Semiconductor Manufacturing Co Ltd (Taiwan)	84,455	282,154
TE Connectivity Ltd (Switzerland)	18,867	791,093
Telefonaktiebolaget LM Ericsson ‘B’ (Sweden)	9,639	120,270
Teradata Corp *	1,793	104,908
Visa Inc ‘A’	1,194	202,789
VMware Inc ‘A’ *	7,004	552,476

		14,891,549

Materials - 3.3%

Ball Corp	9,266	440,876
Monsanto Co	6,027	636,632
Praxair Inc	4,479	499,588

		1,577,096

Telecommunication Services - 0.6%

Crown Castle International Corp *	4,369	304,257

Utilities - 0.5%

Brookfield Infrastructure Partners LP (Bermuda)	6,563	249,788

Total Common Stocks (Cost $34,451,504)		46,240,432

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL GROWTH LT FUND

Schedule of Investments (Continued)

March 31, 2013

	Shares	Value
SHORT-TERM INVESTMENT - 5.0%

Money Market Fund - 5.0%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	2,399,166	$2,399,166

Total Short-Term Investment (Cost $2,399,166)		2,399,166

TOTAL INVESTMENTS - 100.1% (Cost $36,850,670)		48,639,598

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(28,641)

NET ASSETS - 100.0%		$48,610,957

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Information Technology	30.6%
Consumer Discretionary	16.9%
Health Care	14.2%
Industrials	12.0%
Consumer Staples	10.2%
Short-Term Investment	5.0%
Energy	4.3%
Materials	3.3%
Others (each less than 3.0%)	3.6%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Forward foreign currency contracts outstanding as of March 31, 2013 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
GBP	130,000	USD	196,820	05/13	HSB	$671
USD	626,089	EUR	483,000	04/13	CSF	6,870
USD	495,972	EUR	380,000	05/13	HSB	8,756
USD	239,773	EUR	185,000	05/13	RBC	2,563
USD	261,025	GBP	175,000	04/13	CSF	(4,849)
USD	25,520	GBP	17,000	04/13	JPM	(308)
USD	756,417	GBP	509,000	05/13	HSB	(16,836)
USD	183,044	JPY	17,600,000	04/13	CSF	(3,948)
USD	128,147	JPY	11,900,000	04/13	JPM	1,721
USD	186,617	JPY	17,950,000	05/13	HSB	(4,111)
USD	1,581	JPY	150,000	05/13	RBC	(12)

Total Forward Foreign Currency Contracts						($9,483)

(c)	Transactions in written options for the year ended March 31, 2013 were as follows:

	Number of Contracts	Premium
Outstanding, March 31, 2012	—	$—
Call Options Written	143	150,140
Call Options Closed	(74)	(137,508)
Call Options Expired	(69)	(12,632)

Outstanding, March 31, 2013	—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL GROWTH LT FUND

Schedule of Investments (Continued)

March 31, 2013

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$8,236,406	$7,969,259	$267,147	$—
	Consumer Staples	4,934,116	2,140,761	2,793,355	—
	Energy	2,085,501	2,085,501	—	—
	Financials	1,228,377	983,797	244,580	—
	Health Care	6,891,469	6,891,469	—	—
	Industrials	5,841,873	5,303,411	538,462	—
	Information Technology	14,891,549	14,489,125	402,424	—
	Materials	1,577,096	1,577,096	—	—
	Telecommunication Services	304,257	304,257	—	—
	Utilities	249,788	249,788	—	—

		46,240,432	41,994,464	4,245,968	—
	Short-Term Investment	2,399,166	2,399,166	—	—
	Derivatives:
	Foreign Currency Contracts Forward Foreign Currency Contracts	20,581	—	20,581	—

	Total Assets	48,660,179	44,393,630	4,266,549	—

Liabilities	Derivatives:
	Foreign Currency Contracts Forward Foreign Currency Contracts	(30,064)	—	(30,064)	—

	Total Liabilities	(30,064)	—	(30,064)	—

	Total	$48,630,115	$44,393,630	$4,236,485	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL LARGE-CAP GROWTH FUND

Schedule of Investments

March 31, 2013

	Shares	Value
COMMON STOCKS - 98.2%

Consumer Discretionary - 16.6%

Aaron’s Inc	994	$28,508
Advance Auto Parts Inc	1,340	110,751
Allison Transmission Holdings Inc	451	10,828
Amazon.com Inc *	6,573	1,751,639
AMC Networks Inc ‘A’ *	1,078	68,108
American Eagle Outfitters Inc	2,613	48,863
Apollo Group Inc ‘A’ *	1,651	28,711
Ascena Retail Group Inc *	2,112	39,178
AutoNation Inc *	322	14,087
AutoZone Inc *	656	260,281
Bally Technologies Inc *	704	36,587
Bed Bath & Beyond Inc *	4,224	272,110
Big Lots Inc *	1,025	36,152
BorgWarner Inc *	2,048	158,392
Brinker International Inc	1,296	48,794
Cablevision Systems Corp ‘A’	388	5,804
CarMax Inc *	714	29,774
Carter’s Inc *	832	47,649
CBS Corp ‘B’	2,026	94,594
Charter Communications Inc ‘A’ *	897	93,449
Chico’s FAS Inc	2,024	34,003
Chipotle Mexican Grill Inc *	583	189,982
Choice Hotels International Inc	43	1,819
Cinemark Holdings Inc	2,183	64,268
Clear Channel Outdoor Holdings Inc ‘A’ *	433	3,243
Coach Inc	5,221	260,998
Comcast Corp ‘A’	23,223	975,598
D.R. Horton Inc	352	8,554
Darden Restaurants Inc	2,338	120,828
Deckers Outdoor Corp *	378	21,051
Delphi Automotive PLC (United Kingdom)	5,963	264,757
Dick’s Sporting Goods Inc	1,723	81,498
DIRECTV *	10,412	589,423
Discovery Communications Inc ‘A’ *	4,339	341,653
DISH Network Corp ‘A’	2,900	109,910
Dollar General Corp *	3,307	167,268
Dollar Tree Inc *	4,261	206,360
DSW Inc ‘A’	532	33,942
Dunkin’ Brands Group Inc	1,224	45,141
Expedia Inc	1,036	62,170
Family Dollar Stores Inc	1,767	104,341
Foot Locker Inc	539	18,455
Fossil Inc *	993	95,924
Garmin Ltd (Switzerland)	138	4,560
Gentex Corp	2,478	49,585
Genuine Parts Co	2,842	221,676
GNC Holdings Inc ‘A’	1,185	46,547
Groupon Inc *	755	4,621
H&R Block Inc	3,168	93,203
Hanesbrands Inc *	1,813	82,600
Harley-Davidson Inc	4,208	224,286
Hasbro Inc	1,929	84,760
HomeAway Inc *	494	16,055
International Game Technology	2,545	41,993
ITT Educational Services Inc *	417	5,746
Jarden Corp *	471	20,182
John Wiley & Sons Inc ‘A’	351	13,675
Kohl’s Corp	274	12,640
L Brands Inc	4,414	197,129
Lamar Advertising Co ‘A’ *	1,267	61,589
Las Vegas Sands Corp	7,220	406,847
Liberty Global Inc ‘A’ *	4,766	349,824
Liberty Interactive Corp ‘A’ *	1,375	29,398
Liberty Media Corp *	121	13,507
Liberty Ventures ‘A’ *	93	7,029
LKQ Corp *	5,323	115,828

	Shares	Value
Lowe’s Cos Inc	2,682	$101,701
Macy’s Inc	962	40,250
Marriott International Inc ‘A’	4,018	169,680
Mattel Inc	4,813	210,761
McDonald’s Corp	18,463	1,840,576
Michael Kors Holdings Ltd (United Kingdom) *	1,566	88,933
Morningstar Inc	413	28,877
Netflix Inc *	1,021	193,388
News Corp ‘A’	13,091	399,537
Nike Inc ‘B’	13,141	775,450
Nordstrom Inc	2,706	149,452
Norwegian Cruise Line Holdings Ltd (Bermuda) *	250	7,413
NVR Inc *	84	90,729
O’Reilly Automotive Inc *	2,023	207,459
Omnicom Group Inc	4,953	291,732
Pandora Media Inc *	1,757	24,879
Panera Bread Co ‘A’ *	524	86,586
Penn National Gaming Inc *	92	5,008
PetSmart Inc	1,952	121,219
Polaris Industries Inc	1,182	109,323
priceline.com Inc *	905	622,577
PVH Corp	1,320	140,989
Ralph Lauren Corp	1,128	190,982
Regal Entertainment Group ‘A’	516	8,602
Ross Stores Inc	4,116	249,512
Sally Beauty Holdings Inc *	2,697	79,238
Scripps Networks Interactive Inc ‘A’	1,553	99,920
Sirius XM Radio Inc	69,150	212,982
Starbucks Corp	13,780	784,909
Starwood Hotels & Resorts Worldwide Inc	3,594	229,046
Starz-Liberty Capital *	121	2,680
Target Corp	636	43,534
Tempur-Pedic International Inc *	1,024	50,821
Tesla Motors Inc *	1,217	46,112
The Gap Inc	5,557	196,718
The Goodyear Tire & Rubber Co *	4,679	59,002
The Home Depot Inc	27,809	1,940,512
The Interpublic Group of Cos Inc	462	6,020
The Madison Square Garden Co ‘A’ *	62	3,571
The TJX Cos Inc	13,462	629,349
The Walt Disney Co	11,950	678,760
Thor Industries Inc	54	1,987
Tiffany & Co	1,924	133,795
Time Warner Cable Inc	5,369	515,746
Tractor Supply Co	1,297	135,057
TripAdvisor Inc *	1,604	84,242
Tupperware Brands Corp	1,036	84,683
Ulta Salon Cosmetics & Fragrance Inc *	1,141	92,615
Under Armour Inc ‘A’ *	1,454	74,445
Urban Outfitters Inc *	1,982	76,783
VF Corp	1,592	267,058
Viacom Inc ‘B’	8,992	553,637
Virgin Media Inc	5,046	247,103
Visteon Corp *	54	3,116
Weight Watchers International Inc	458	19,286
Williams-Sonoma Inc	853	43,947
Wyndham Worldwide Corp	2,482	160,039
Wynn Resorts Ltd	1,468	183,735
Yum! Brands Inc	8,367	601,922

		23,586,710

Consumer Staples - 12.7%

Altria Group Inc	28,688	986,580
Avon Products Inc	6,008	124,546
Brown-Forman Corp ‘B’	2,339	167,005
Campbell Soup Co	2,497	113,264
Church & Dwight Co Inc	1,568	101,340
Coca-Cola Enterprises Inc	378	13,956
Colgate-Palmolive Co	7,951	938,457
Costco Wholesale Corp	7,871	835,192

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL LARGE-CAP GROWTH FUND

Schedule of Investments (Continued)

March 31, 2013

	Shares	Value
Crimson Wine Group Ltd * l	—	$2
CVS Caremark Corp	4,703	258,618
Dean Foods Co *	2,721	49,332
Dr Pepper Snapple Group Inc	3,901	183,152
Flowers Foods Inc	2,113	69,602
General Mills Inc	9,208	454,046
Green Mountain Coffee Roasters Inc *	2,115	120,047
H.J. Heinz Co	3,621	261,690
Herbalife Ltd (Cayman)	2,016	75,499
Hillshire Brands Co	1,914	67,277
Hormel Foods Corp	1,320	54,542
Ingredion Inc	281	20,322
Kellogg Co	4,149	267,320
Kimberly-Clark Corp	6,369	624,035
Kraft Foods Group Inc	529	27,259
Lorillard Inc	7,114	287,050
McCormick & Co Inc	2,371	174,387
Mead Johnson Nutrition Co	3,704	286,875
Mondelez International Inc ‘A’	1,585	48,517
Monster Beverage Corp *	2,460	117,440
Nu Skin Enterprises Inc ‘A’	923	40,797
PepsiCo Inc	28,414	2,247,832
Philip Morris International Inc	28,477	2,640,103
Reynolds American Inc	2,037	90,626
Safeway Inc	573	15,099
Sysco Corp	5,664	199,203
The Clorox Co	139	12,306
The Coca-Cola Co	70,578	2,854,174
The Estee Lauder Cos Inc ‘A’	4,181	267,709
The Fresh Market Inc *	473	20,230
The Hershey Co	2,726	238,607
The Kroger Co	9,585	317,647
The Procter & Gamble Co	3,634	280,036
Wal-Mart Stores Inc	24,227	1,812,906
WhiteWave Foods Co ‘A’ *	231	3,943
Whole Foods Market Inc	3,335	289,311

		18,057,881

Energy - 4.1%

Atwood Oceanics Inc *	309	16,235
Cabot Oil & Gas Corp	3,812	257,729
Cameron International Corp *	3,439	224,223
CARBO Ceramics Inc	339	30,873
Cheniere Energy Inc *	2,642	73,976
Cobalt International Energy Inc *	3,195	90,099
Concho Resources Inc *	1,911	186,189
Continental Resources Inc *	794	69,022
Dresser-Rand Group Inc *	1,397	86,139
EOG Resources Inc	4,898	627,287
Era Group Inc *	164	3,444
FMC Technologies Inc *	4,346	236,379
Golar LNG Ltd (Bermuda)	748	27,646
Halliburton Co	5,357	216,476
Helmerich & Payne Inc	382	23,187
Kinder Morgan Inc	8,876	343,324
Kosmos Energy Ltd (Bermuda) *	1,218	13,763
Laredo Petroleum Holdings Inc *	331	6,054
National Oilwell Varco Inc	1,757	124,308
Noble Energy Inc	732	84,663
Oceaneering International Inc	1,957	129,964
Oil States International Inc *	886	72,271
Pioneer Natural Resouces Co	2,028	251,979
Range Resources Corp	2,946	238,744
RPC Inc	927	14,063
Schlumberger Ltd (Netherlands)	24,228	1,814,435
SEACOR Holdings Inc	164	12,084
SM Energy Co	1,024	60,641
Southwestern Energy Co *	2,234	83,239
The Williams Cos Inc	12,246	458,735

	Shares	Value
Whiting Petroleum Corp *	288	$14,642
World Fuel Services Corp	396	15,729

		5,907,542

Financials - 4.8%

Affiliated Managers Group Inc *	700	107,499
Alexander & Baldwin Inc *	53	1,895
Allied World Assurance Co Holdings AG (Switzerland)	319	29,578
American Campus Communities Inc REIT	177	8,025
American Express Co	11,697	789,080
American Tower Corp REIT	7,169	551,439
Aon PLC (United Kingdom)	477	29,336
Apartment Investment & Management Co ‘A’ REIT	1,958	60,032
Arch Capital Group Ltd (Bermuda) *	262	13,773
Arthur J. Gallagher & Co	2,186	90,304
BlackRock Inc	1,238	318,017
Boston Properties Inc REIT	435	43,961
BRE Properties Inc REIT	375	18,255
Brown & Brown Inc	181	5,799
Camden Property Trust REIT	1,156	79,394
CBOE Holdings Inc	1,300	48,022
CBRE Group Inc ‘A’ *	5,883	148,546
Digital Realty Trust Inc REIT	2,333	156,101
Eaton Vance Corp	2,132	89,182
Endurance Specialty Holdings Ltd (Bermuda)	78	3,729
Equity Lifestyle Properties Inc REIT	586	45,005
Equity Residential REIT	442	24,337
Erie Indemnity Co ‘A’	444	33,535
Essex Property Trust Inc REIT	690	103,900
Extra Space Storage Inc REIT	1,192	46,810
Federal Realty Investment Trust REIT	918	99,181
Federated Investors Inc ‘B’	1,317	31,173
Franklin Resources Inc	596	89,883
HCP Inc REIT	545	27,174
Home Properties Inc REIT	470	29,807
IntercontinentalExchange Inc *	1,327	216,394
Kilroy Realty Corp REIT	100	5,240
Lazard Ltd ‘A’ (Bermuda)	2,146	73,243
Leucadia National Corp	802	21,999
LPL Financial Holdings Inc	751	24,212
Marsh & McLennan Cos Inc	7,860	298,444
Mid-America Apartment Communities Inc REIT	664	45,856
Moody’s Corp	3,614	192,698
MSCI Inc *	2,267	76,919
People’s United Financial Inc	1,256	16,881
Plum Creek Timber Co Inc REIT	2,898	151,276
Post Properties Inc REIT	383	18,039
Public Storage REIT	2,592	394,813
Rayonier Inc REIT	1,770	105,616
Realogy Holdings Corp *	216	10,549
Regency Centers Corp REIT	930	49,206
SEI Investments Co	2,571	74,173
Signature Bank *	145	11,420
Simon Property Group Inc REIT	4,633	734,608
T. Rowe Price Group Inc	4,634	346,948
Tanger Factory Outlet Centers Inc REIT	1,760	63,677
Taubman Centers Inc REIT	300	23,298
The Hanover Insurance Group Inc	354	17,587
The McGraw-Hill Cos Inc	5,081	264,618
The St. Joe Co *	135	2,869
The Travelers Cos Inc	3,067	258,211
Validus Holdings Ltd (Bermuda)	255	9,529
Waddell & Reed Financial Inc ‘A’	1,625	71,143
Weyerhaeuser Co REIT	3,150	98,847

		6,801,085

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL LARGE-CAP GROWTH FUND

Schedule of Investments (Continued)

March 31, 2013

	Shares	Value
Health Care - 12.6%

Abbott Laboratories	27,099	$957,137
AbbVie Inc	27,099	1,105,097
Actavis Inc *	2,324	214,064
Agilent Technologies Inc	6,315	265,041
Alexion Pharmaceuticals Inc *	3,490	321,569
Allergan Inc	5,514	615,528
AmerisourceBergen Corp	4,291	220,772
Amgen Inc	14,129	1,448,364
ARIAD Pharmaceuticals Inc *	3,234	58,503
Baxter International Inc	9,153	664,874
Becton Dickinson & Co	3,432	328,134
Biogen Idec Inc *	4,352	839,544
BioMarin Pharmaceutical Inc *	2,209	137,532
Bristol-Myers Squibb Co	27,864	1,147,718
Bruker Corp *	1,603	30,617
C.R. Bard Inc	1,501	151,271
Cardinal Health Inc	3,341	139,052
Catamaran Corp (Canada) *	3,746	198,650
Celgene Corp *	8,003	927,628
Cerner Corp *	2,632	249,382
Charles River Laboratories International Inc *	535	23,684
Covance Inc *	61	4,534
Covidien PLC (Ireland)	423	28,696
DaVita HealthCare Partners Inc *	1,716	203,500
DENTSPLY International Inc	1,086	46,068
Edwards Lifesciences Corp *	2,111	173,440
Eli Lilly & Co	6,776	384,809
Endo Health Solutions Inc *	1,268	39,004
Express Scripts Holding Co *	14,634	843,650
Gilead Sciences Inc *	27,518	1,346,456
HCA Holdings Inc	1,990	80,854
Henry Schein Inc *	944	87,367
IDEXX Laboratories Inc *	1,012	93,499
Illumina Inc *	2,240	120,960
Incyte Corp Ltd *	1,655	38,744
Intuitive Surgical Inc *	721	354,148
Johnson & Johnson	11,227	915,337
Laboratory Corp of America Holdings *	1,731	156,136
Life Technologies Corp *	289	18,678
McKesson Corp	4,277	461,745
Medivation Inc *	1,384	64,730
Medtronic Inc	1,087	51,046
Mettler-Toledo International Inc *	568	121,109
Mylan Inc *	6,820	197,371
Myriad Genetics Inc *	1,459	37,059
Onyx Pharmaceuticals Inc *	1,274	113,208
Patterson Cos Inc	1,646	62,614
Perrigo Co	1,709	202,910
Quest Diagnostics Inc	322	18,177
Regeneron Pharmaceuticals Inc *	1,403	247,489
ResMed Inc	2,590	120,072
Salix Pharmaceuticals Ltd *	1,117	57,168
Sirona Dental Systems Inc *	177	13,050
St Jude Medical Inc *	3,962	160,223
Stryker Corp	4,141	270,159
Techne Corp	633	42,949
Tenet Healthcare Corp *	107	5,091
The Cooper Cos Inc	243	26,215
Thoratec Corp *	1,008	37,800
United Therapeutics Corp *	821	49,974
Universal Health Services Inc ‘B’	91	5,812
Varian Medical Systems Inc *	2,000	144,000
Vertex Pharmaceuticals Inc *	3,867	212,608
Warner Chilcott PLC ‘A’ (Ireland)	2,881	39,038
Waters Corp *	1,592	149,505
WellPoint Inc	324	21,459
Zimmer Holdings Inc	304	22,867
Zoetis Inc *	1,257	41,984

		17,977,473

	Shares	Value
Industrials - 12.7%

3M Co	11,333	$1,204,811
AMETEK Inc	4,426	191,911
Armstrong World Industries Inc	364	20,344
BE Aerospace Inc *	1,783	107,497
C.H. Robinson Worldwide Inc	2,998	178,261
Carlisle Cos Inc	96	6,508
Caterpillar Inc	11,855	1,031,029
Chicago Bridge & Iron Co NV (Netherlands)	1,132	70,297
Cintas Corp	849	37,466
Clean Harbors Inc *	1,026	59,600
Colfax Corp *	163	7,586
Con-way Inc	527	18,556
Copa Holdings SA ‘A’ (Panama)	512	61,240
Copart Inc *	1,927	66,058
Covanta Holding Corp	134	2,700
CSX Corp	12,781	314,796
Cummins Inc	3,492	404,409
Danaher Corp	3,599	223,678
Deere & Co	7,226	621,291
Delta Air Lines Inc *	9,740	160,807
Donaldson Co Inc	2,718	98,364
Eaton Corp PLC (Ireland)	1,554	95,183
Emerson Electric Co	11,209	626,247
Equifax Inc	1,972	113,567
Expeditors International of Washington Inc	3,439	122,807
Fastenal Co	5,379	276,212
FedEx Corp	341	33,486
Flowserve Corp	807	135,342
Fluor Corp	2,265	150,237
Fortune Brands Home & Security Inc *	454	16,993
General Cable Corp *	54	1,978
Graco Inc	1,145	66,444
Hertz Global Holdings Inc *	2,418	53,825
Honeywell International Inc	14,156	1,066,655
Hubbell Inc ‘B’	906	87,982
IDEX Corp	281	15,011
IHS Inc ‘A’ *	924	96,761
Illinois Tool Works Inc	6,906	420,852
Ingersoll-Rand PLC (Ireland)	4,450	244,795
Iron Mountain Inc	2,833	102,866
ITT Corp	377	10,718
JB Hunt Transport Services Inc	1,632	121,551
Joy Global Inc	1,914	113,921
Kansas City Southern	1,536	170,342
Kirby Corp *	791	60,749
Landstar System Inc	807	46,072
Lennox International Inc	971	61,649
Lincoln Electric Holdings Inc	1,548	83,871
Lockheed Martin Corp	4,220	407,314
Masco Corp	6,434	130,289
Matson Inc	53	1,304
MRC Global Inc *	241	7,936
MSC Industrial Direct Co Inc ‘A’	854	73,256
Nielsen Holdings NV (Netherlands)	522	18,698
Nordson Corp	1,118	73,732
PACCAR Inc	1,507	76,194
Pall Corp	2,078	142,073
Parker Hannifin Corp	1,231	112,735
Pitney Bowes Inc	1,807	26,852
Polypore International Inc *	800	32,144
Precision Castparts Corp	2,640	500,597
Robert Half International Inc	2,621	98,366
Rockwell Automation Inc	2,594	223,992
Rockwell Collins Inc	2,491	157,232
Rollins Inc	1,099	26,980
Roper Industries Inc	1,774	225,848
Snap-on Inc	200	16,540
Southwest Airlines Co	2,562	34,536

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL LARGE-CAP GROWTH FUND

Schedule of Investments (Continued)

March 31, 2013

	Shares	Value
Spirit Aerosystems Holdings Inc ‘A’ *	466	$8,849
SPX Corp	263	20,766
Stericycle Inc *	1,524	161,818
Textron Inc	301	8,973
The Babcock & Wilcox Co	2,251	63,951
The Boeing Co	12,289	1,055,011
The Dun & Bradstreet Corp	520	43,498
The Manitowoc Co Inc	1,733	35,630
The Timken Co	133	7,525
The Toro Co	1,030	47,421
TransDigm Group Inc	919	140,533
Triumph Group Inc	293	23,001
Union Pacific Corp	8,652	1,232,131
United Continental Holdings Inc *	6,124	196,029
United Parcel Service Inc ‘B’	13,161	1,130,530
United Rentals Inc *	1,725	94,823
United Technologies Corp	16,558	1,547,014
Valmont Industries Inc	438	68,884
Verisk Analytics Inc ‘A’ *	2,290	141,133
W.W. Grainger Inc	1,061	238,704
WABCO Holdings Inc *	1,113	78,567
Wabtec Corp	889	90,776
Waste Connections Inc	126	4,533
Xylem Inc	349	9,618

		18,119,661

Information Technology - 28.4%

Accenture PLC ‘A’ (Ireland)	11,698	888,697
Acme Packet Inc *	1,002	29,278
Adobe Systems Inc *	5,179	225,338
Advanced Micro Devices Inc *	10,813	27,573
Akamai Technologies Inc *	3,008	106,152
Alliance Data Systems Corp *	905	146,510
Altera Corp	5,882	208,635
Amphenol Corp ‘A’	2,951	220,292
Analog Devices Inc	437	20,316
ANSYS Inc *	1,680	136,786
Apple Inc	16,988	7,519,398
Atmel Corp *	657	4,573
Autodesk Inc *	4,273	176,218
Automatic Data Processing Inc	8,886	577,768
Avago Technologies Ltd (Singapore)	4,113	147,739
BMC Software Inc *	2,655	123,006
Broadcom Corp ‘A’	6,220	215,647
Broadridge Financial Solutions Inc	2,391	59,392
CA Inc	350	8,810
Cadence Design Systems Inc *	5,159	71,865
Citrix Systems Inc *	3,383	244,117
Cognizant Technology Solutions Corp ‘A’ *	5,532	423,807
Compuware Corp *	203	2,538
Concur Technologies Inc *	873	59,940
Cypress Semiconductor Corp *	1,449	15,982
Diebold Inc	87	2,638
Dolby Laboratories Inc ‘A’	507	17,015
DST Systems Inc	94	6,699
eBay Inc *	21,043	1,140,951
EchoStar Corp ‘A’ *	180	7,015
EMC Corp *	38,147	911,332
Equinix Inc *	882	190,785
F5 Networks Inc *	1,422	126,672
Facebook Inc ‘A’ *	7,692	196,761
FactSet Research Systems Inc	839	77,691
Fiserv Inc *	2,085	183,126
FleetCor Technologies Inc *	917	70,306
FLIR Systems Inc	2,147	55,843
Fortinet Inc *	2,244	53,138
Freescale Semiconductor Ltd (Bermuda) *	819	12,195
Fusion-io Inc *	1,161	19,006
Gartner Inc *	1,716	93,368
Genpact Ltd (Bermuda)	1,749	31,814

	Shares	Value
Global Payments Inc	1,473	$73,149
Google Inc ‘A’ *	4,704	3,735,117
Harris Corp	581	26,924
IAC/InterActiveCorp	207	9,249
Informatica Corp *	2,040	70,319
Intel Corp	67,913	1,483,899
International Business Machines Corp	19,804	4,224,193
Intuit Inc	5,335	350,243
IPG Photonics Corp	548	36,393
Jabil Circuit Inc	585	10,811
Jack Henry & Associates Inc	1,633	75,461
Lam Research Corp *	931	38,599
Lender Processing Services Inc	1,454	37,019
Linear Technology Corp	4,113	157,816
LinkedIn Corp ‘A’ *	1,187	208,983
LSI Corp *	10,689	72,471
MasterCard Inc ‘A’	1,971	1,066,567
Maxim Integrated Products Inc	2,699	88,122
Microchip Technology Inc	3,489	128,256
MICROS Systems Inc *	1,511	68,766
Microsoft Corp	136,755	3,912,561
Motorola Solutions Inc	5,014	321,046
National Instruments Corp	1,604	52,531
NCR Corp *	2,953	81,385
NetApp Inc *	4,353	148,698
NetSuite Inc *	540	43,232
NeuStar Inc ‘A’ *	1,148	53,416
Nuance Communications Inc *	4,454	89,882
Oracle Corp	69,418	2,244,978
Palo Alto Networks Inc *	94	5,320
Paychex Inc	5,542	194,358
QUALCOMM Inc	31,145	2,085,158
Rackspace Hosting Inc *	1,954	98,638
Red Hat Inc *	3,544	179,185
Riverbed Technology Inc *	2,796	41,688
Rovi Corp *	368	7,879
SAIC Inc	1,731	23,455
salesforce.com inc *	2,661	475,867
ServiceNow Inc *	194	7,023
Silicon Laboratories Inc *	673	27,835
Skyworks Solutions Inc *	3,187	70,210
SolarWinds Inc *	1,163	68,733
Solera Holdings Inc	1,301	75,887
Splunk Inc *	268	10,728
Stratasys Ltd (Israel) *	220	16,328
Symantec Corp *	709	17,498
Synopsys Inc *	187	6,710
Teradata Corp *	3,101	181,440
Teradyne Inc *	391	6,342
Texas Instruments Inc	13,971	495,691
The Western Union Co	10,394	156,326
TIBCO Software Inc *	3,130	63,289
Total System Services Inc	2,635	65,295
Trimble Navigation Ltd *	4,496	134,700
Vantiv Inc ‘A’ *	680	16,143
VeriFone Systems Inc *	1,850	38,258
VeriSign Inc *	2,629	124,299
Visa Inc ‘A’	9,494	1,612,461
VMware Inc ‘A’ *	1,598	126,050
Western Digital Corp	1,673	84,118
Workday Inc ‘A’ *	336	20,708
Xilinx Inc	4,851	185,163
Zebra Technologies Corp ‘A’ *	142	6,692
Zynga Inc ‘A’ *	2,421	8,135

		40,504,428

Materials - 3.8%

Airgas Inc	1,242	123,157
Albemarle Corp	963	60,207
Allied Nevada Gold Corp *	1,545	25,431
AptarGroup Inc	386	22,137

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL LARGE-CAP GROWTH FUND

Schedule of Investments (Continued)

March 31, 2013

	Shares	Value
Ball Corp	2,825	$134,413
Carpenter Technology Corp	61	3,007
Celanese Corp ‘A’	2,810	123,781
CF Industries Holdings Inc	251	47,783
Compass Minerals International Inc	569	44,894
Crown Holdings Inc *	615	25,590
Eastman Chemical Co	2,233	156,020
Ecolab Inc	4,724	378,770
EI du Pont de Nemours & Co	17,024	836,900
FMC Corp	2,459	140,237
International Flavors & Fragrances Inc	1,475	113,088
Intrepid Potash Inc	443	8,311
LyondellBasell Industries NV ‘A’ (Netherlands)	404	25,569
Martin Marietta Materials Inc	401	40,910
Molycorp Inc *	322	1,674
Monsanto Co	9,691	1,023,660
NewMarket Corp	150	39,054
Owens-Illinois Inc *	2,324	61,935
Packaging Corp of America	1,685	75,606
PPG Industries Inc	2,570	344,226
Praxair Inc	5,427	605,328
Rock Tenn Co ‘A’	141	13,083
Rockwood Holdings Inc	356	23,297
Royal Gold Inc	1,187	84,313
RPM International Inc	880	27,790
Sigma-Aldrich Corp	2,234	173,537
Silgan Holdings Inc	844	39,879
Southern Copper Corp	2,252	84,608
Steel Dynamics Inc	817	12,966
Tahoe Resources Inc (Canada) *	315	5,541
The Scotts Miracle-Gro Co ‘A’	638	27,587
The Sherwin-Williams Co	1,578	266,508
The Valspar Corp	1,696	105,576
Westlake Chemical Corp	80	7,480
WR Grace & Co *	1,249	96,810

		5,430,663

Telecommunication Services - 2.3%

Crown Castle International Corp *	5,323	370,694
Level 3 Communications Inc *	1,436	29,136
SBA Communications Corp ‘A’ *	2,171	156,355
tw telecom Inc *	2,831	71,313
Verizon Communications Inc	51,616	2,536,926
Windstream Corp	6,007	47,756

		3,212,180

Utilities - 0.2%

Aqua America Inc	272	8,552
ITC Holdings Corp	952	84,975
ONEOK Inc	3,824	182,290
Questar Corp	691	16,812

		292,629

Total Common Stocks (Cost $118,398,267)		139,890,252

	Shares	Value
SHORT-TERM INVESTMENT - 4.3%

Money Market Fund - 4.3%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	6,092,223	$6,092,223

Total Short-Term Investment (Cost $6,092,223)		6,092,223

TOTAL INVESTMENTS - 102.5% (Cost $124,490,490)		145,982,475

OTHER ASSETS & LIABILITIES, NET - (2.5%)		(3,584,463)

NET ASSETS - 100.0%		$142,398,012

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Information Technology	28.4%
Consumer Discretionary	16.6%
Industrials	12.7%
Consumer Staples	12.7%
Health Care	12.6%
Financials	4.8%
Short-Term Investment	4.3%
Energy	4.1%
Materials	3.8%
Others (each less than 3.0%)	2.5%

	102.5%
Other Assets & Liabilities, Net	(2.5%	)

	100.0%

(b)	As of March 31, 2013, $293,600 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(c)	Open futures contracts outstanding as of March 31, 2013 were as follows:

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation
NASDAQ 100 E-Mini (06/13)	10	$558,797	$3,376
S&P 500 E-Mini (06/13)	25	1,920,844	32,466

Total Futures Contracts			$35,842

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$139,890,252	$139,890,252	$—	$—
	Short-Term Investment	6,092,223	6,092,223	—	—
	Derivatives:
	Equity Contracts
	Futures	35,842	35,842	—	—

	Total	$146,018,317	$146,018,317	$—	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL LARGE-CAP VALUE FUND

Schedule of Investments

March 31, 2013

	Shares	Value
COMMON STOCKS - 96.6%

Consumer Discretionary - 15.0%

DISH Network Corp ‘A’	182,583	$6,919,896
McDonald’s Corp	27,409	2,732,403
News Corp ‘A’	330,150	10,076,178
SES SA FDR (Luxembourg)	99,909	3,132,866
Target Corp	56,096	3,839,771
The Home Depot Inc	89,637	6,254,870
Time Warner Cable Inc	70,485	6,770,789
Time Warner Inc	154,610	8,908,628

		48,635,401

Consumer Staples - 12.3%

Altria Group Inc	100,338	3,450,624
Anheuser-Busch InBev NV ADR (Belgium)	61,709	6,143,131
CVS Caremark Corp	181,779	9,996,027
Kimberly-Clark Corp	65,972	6,463,937
Lorillard Inc	80,067	3,230,703
Philip Morris International Inc	113,563	10,528,426

		39,812,848

Energy - 11.4%

Apache Corp	37,441	2,888,948
Chevron Corp	78,253	9,298,021
Exxon Mobil Corp	82,886	7,468,857
Halliburton Co	144,255	5,829,345
Royal Dutch Shell PLC ‘A’ ADR (United Kingdom)	65,622	4,275,930
Suncor Energy Inc (Canada)	114,705	3,442,297
Transocean Ltd (Switzerland) *	74,605	3,876,476

		37,079,874

Financials - 24.5%

American Express Co	106,578	7,189,752
Capital One Financial Corp	65,388	3,593,071
JPMorgan Chase & Co	253,832	12,046,867
Loews Corp	94,192	4,151,041
Marsh & McLennan Cos Inc	145,960	5,542,101
MetLife Inc	95,101	3,615,740
State Street Corp	136,540	8,068,149
The Bank of New York Mellon Corp	127,910	3,580,201
The Progressive Corp	128,798	3,254,725
The Travelers Cos Inc	79,359	6,681,234
U.S. Bancorp	289,258	9,814,524
Wells Fargo & Co	319,893	11,832,842

		79,370,247

Health Care - 8.9%

Johnson & Johnson	73,043	5,955,196
Merck & Co Inc	153,292	6,780,105
Novartis AG ADR (Switzerland)	51,864	3,694,791
Pfizer Inc	144,156	4,160,342
Teva Pharmaceutical Industries Ltd ADR (Israel)	96,861	3,843,444
WellPoint Inc	65,065	4,309,255

		28,743,133

Industrials - 8.6%

General Electric Co	314,139	7,262,894
Honeywell International Inc	110,415	8,319,770
Illinois Tool Works Inc	92,985	5,666,506
United Technologies Corp	70,564	6,592,795

		27,841,965

Information Technology - 7.8%

International Business Machines Corp	32,164	6,860,581
Microsoft Corp	138,827	3,971,840
Motorola Solutions Inc	87,928	5,630,030
TE Connectivity Ltd (Switzerland)	120,443	5,050,175
Xerox Corp	449,642	3,866,921

		25,379,547

	Shares	Value
Materials - 2.9%

Air Products & Chemicals Inc	52,370	$4,562,475
Crown Holdings Inc *	112,605	4,685,494

		9,247,969

Telecommunication Services - 2.9%

AT&T Inc	98,867	3,627,430
CenturyLink Inc	70,439	2,474,522
Verizon Communications Inc	67,341	3,309,810

		9,411,762

Utilities - 2.3%

Sempra Energy	92,150	7,366,471

Total Common Stocks (Cost $217,853,068)		312,889,217

SHORT-TERM INVESTMENT - 3.3%

Money Market Fund - 3.3%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	10,757,096	10,757,096

Total Short-Term Investment (Cost $10,757,096)		10,757,096

TOTAL INVESTMENTS - 99.9% (Cost $228,610,164)		323,646,313

OTHER ASSETS & LIABILITIES, NET - 0.1%		438,297

NET ASSETS - 100.0%		$324,084,610

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Financials	24.5%
Consumer Discretionary	15.0%
Consumer Staples	12.3%
Energy	11.4%
Health Care	8.9%
Industrials	8.6%
Information Technology	7.8%
Short-Term Investment	3.3%
Others (each less than 3.0%)	8.1%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL LARGE-CAP VALUE FUND

Schedule of Investments (Continued)

March 31, 2013

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$48,635,401	$45,502,535	$3,132,866	$—
	Consumer Staples	39,812,848	39,812,848	—	—
	Energy	37,079,874	37,079,874	—	—
	Financials	79,370,247	79,370,247	—	—
	Health Care	28,743,133	28,743,133	—	—
	Industrials	27,841,965	27,841,965	—	—
	Information Technology	25,379,547	25,379,547	—	—
	Materials	9,247,969	9,247,969	—	—
	Telecommunication Services	9,411,762	9,411,762	—	—
	Utilities	7,366,471	7,366,471	—	—

		312,889,217	309,756,351	3,132,866	—
	Short-Term Investment	10,757,096	10,757,096	—	—

	Total	$323,646,313	$320,513,447	$3,132,866	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL MAIN STREET® CORE FUND

Schedule of Investments

March 31, 2013

	Shares	Value
PREFERRED STOCKS - 1.4%

Consumer Staples - 1.4%

Henkel AG & Co KGaA (Germany)	31,200	$3,004,024

Total Preferred Stocks (Cost $2,597,502)		3,004,024

COMMON STOCKS - 96.3%

Consumer Discretionary - 4.7%

AutoZone Inc *	12,580	4,991,367
Ford Motor Co	159,742	2,100,607
The TJX Cos Inc	61,240	2,862,970

		9,954,944

Consumer Staples - 10.7%

Dr Pepper Snapple Group Inc	104,240	4,894,068
Kraft Foods Group Inc	64,945	3,346,616
Philip Morris International Inc	108,545	10,063,207
The J.M. Smucker Co	44,970	4,459,225

		22,763,116

Energy - 8.7%

Chevron Corp	63,834	7,584,756
National Oilwell Varco Inc	99,360	7,029,720
Noble Energy Inc	34,148	3,949,558

		18,564,034

Financials - 20.0%

American International Group Inc *	56,910	2,209,246
CIT Group Inc *	147,043	6,393,430
Citigroup Inc	125,807	5,565,702
CME Group Inc ‘A’	40,550	2,489,364
Discover Financial Services	80,585	3,613,431
JPMorgan Chase & Co	199,740	9,479,660
Lincoln National Corp	46,320	1,510,495
M&T Bank Corp	6,080	627,213
Marsh & McLennan Cos Inc	92,670	3,518,680
Moody’s Corp	20,870	1,112,788
MSCI Inc *	41,450	1,406,399
The McGraw-Hill Cos Inc	88,928	4,631,370

		42,557,778

Health Care - 16.1%

Abbott Laboratories	68,720	2,427,190
AbbVie Inc	68,720	2,802,402
Actavis Inc *	61,690	5,682,266
Bristol-Myers Squibb Co	51,360	2,115,518
Covidien PLC (Ireland)	102,700	6,967,168
Express Scripts Holding Co *	117,819	6,792,265
Pfizer Inc	131,195	3,786,288
Sanofi (France)	22,890	2,334,227
UnitedHealth Group Inc	24,160	1,382,194

		34,289,518

Industrials - 10.2%

CSX Corp	218,790	5,388,798
L-3 Communications Holdings Inc	20,190	1,633,775
The ADT Corp	55,982	2,739,759
Towers Watson & Co ‘A’	40,610	2,815,085
Tyco International Ltd (Switzerland)	111,965	3,582,880
United Parcel Service Inc ‘B’	62,706	5,386,445

		21,546,742

	Shares	Value
Information Technology - 22.6%

Amdocs Ltd (United Kingdom)	21,710	$786,987
Apple Inc	25,352	11,221,556
Corning Inc	151,980	2,025,893
eBay Inc *	139,390	7,557,726
Facebook Inc ‘A’ *	24,920	637,454
Google Inc ‘A’ *	4,406	3,498,496
International Business Machines Corp	48,280	10,298,124
Microsoft Corp	149,350	4,272,904
QUALCOMM Inc	68,452	4,582,861
Western Digital Corp	59,960	3,014,789

		47,896,790

Materials - 2.6%

PPG Industries Inc	5,240	701,846
Vulcan Materials Co	93,150	4,815,855

		5,517,701

Telecommunication Services - 0.7%

America Movil SAB de CV ‘L’ ADR (Mexico)	74,640	1,564,454

Total Common Stocks (Cost $152,598,664)		204,655,077

SHORT-TERM INVESTMENT - 2.1%

Money Market Fund - 2.1%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	4,352,085	4,352,085

Total Short-Term Investment (Cost $4,352,085)		4,352,085

TOTAL INVESTMENTS - 99.8% (Cost $159,548,251)		212,011,186

OTHER ASSETS & LIABILITIES, NET - 0.2%		417,120

NET ASSETS - 100.0%		$212,428,306

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Information Technology	22.6%
Financials	20.0%
Health Care	16.1%
Consumer Staples	12.1%
Industrials	10.2%
Energy	8.7%
Consumer Discretionary	4.7%
Others (each less than 3.0%)	5.4%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL MAIN STREET CORE FUND

Schedule of Investments (Continued)

March 31, 2013

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks (1)	$3,004,024	$—	$3,004,024	$—
	Common Stocks
	Consumer Discretionary	9,954,944	9,954,944	—	—
	Consumer Staples	22,763,116	22,763,116	—	—
	Energy	18,564,034	18,564,034	—	—
	Financials	42,557,778	42,557,778	—	—
	Health Care	34,289,518	31,955,291	2,334,227	—
	Industrials	21,546,742	21,546,742	—	—
	Information Technology	47,896,790	47,896,790	—	—
	Materials	5,517,701	5,517,701	—	—
	Telecommunication Services	1,564,454	1,564,454	—

		204,655,077	202,320,850	2,334,227	—
	Short-Term Investment	4,352,085	4,352,085	—	—

	Total	$212,011,186	$206,672,935	$5,338,251	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL MID-CAP EQUITY FUND

Schedule of Investments

March 31, 2013

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.0%

Industrials - 0.0%

Better Place LLC ‘B’ 8.000% * ¯ +	229,480	$—

Total Convertible Preferred Stocks (Cost $573,700)		—

COMMON STOCKS - 99.0%

Consumer Discretionary - 13.2%

AutoZone Inc *	1,847	732,834
Chipotle Mexican Grill Inc *	2,784	907,222
D.R. Horton Inc	48,976	1,190,117
Discovery Communications Inc ‘C’ *	10,650	740,601
Dollar General Corp *	28,272	1,429,998
HomeAway Inc *	19,397	630,403
Life Time Fitness Inc *	17,619	753,741
LKQ Corp *	46,628	1,014,625
Michael Kors Holdings Ltd (United Kingdom) *	11,735	666,431
Nordstrom Inc	16,462	909,196
Polaris Industries Inc	10,966	1,014,245
priceline.com Inc *	807	555,160
Ross Stores Inc	27,100	1,642,802
TripAdvisor Inc *	24,784	1,301,656
TRW Automotive Holdings Corp *	50,909	2,799,995
Ulta Salon Cosmetics & Fragrance Inc *	7,235	587,265
Whirlpool Corp	6,079	720,118
Wynn Resorts Ltd	5,771	722,298

		18,318,707

Consumer Staples - 7.6%

Darling International Inc *	62,217	1,117,417
Hormel Foods Corp	43,839	1,811,427
Monster Beverage Corp *	14,562	695,190
The Hershey Co	16,994	1,487,485
The J.M. Smucker Co	32,965	3,268,810
Tyson Foods Inc ‘A’	56,966	1,413,896
Whole Foods Market Inc	8,256	716,208

		10,510,433

Energy - 14.0%

Bristow Group Inc	10,952	722,175
Cabot Oil & Gas Corp	41,760	2,823,394
Energy XXI Ltd (Bermuda)	22,918	623,828
Gulfport Energy Corp *	56,982	2,611,485
Hess Corp	27,883	1,996,702
Kodiak Oil & Gas Corp (Canada) *	88,713	806,401
Oasis Petroleum Inc *	14,263	542,992
Oceaneering International Inc	10,813	718,091
Peabody Energy Corp	29,399	621,789
Tesoro Corp	11,270	659,859
Tidewater Inc	50,141	2,532,121
Western Refining Inc	20,938	741,415
WPX Energy Inc *	249,056	3,989,877

		19,390,129

Financials - 22.4%

Arch Capital Group Ltd (Bermuda) *	23,160	1,217,521
AXIS Capital Holdings Ltd (Bermuda)	51,511	2,143,888
Comerica Inc	72,934	2,621,977
CYS Investments Inc REIT	214,483	2,518,030
Hatteras Financial Corp REIT	105,851	2,903,493
KeyCorp	495,471	4,934,891
Lincoln National Corp	99,140	3,232,956
Principal Financial Group Inc	81,582	2,776,235
Reinsurance Group of America Inc	16,220	967,847
Signature Bank *	12,787	1,007,104

	Shares	Value
The Hartford Financial Services Group Inc	208,590	$5,381,622
Validus Holdings Ltd (Bermuda)	18,911	706,704
W.R. Berkley Corp	12,691	563,100

		30,975,368

Health Care - 7.5%

Catamaran Corp (Canada) *	6,430	340,983
Centene Corp *	15,587	686,452
HMS Holdings Corp *	27,242	739,620
Hologic Inc *	88,682	2,004,213
Humana Inc	12,231	845,284
MEDNAX Inc *	17,750	1,590,933
The Cooper Cos Inc	12,792	1,380,001
Universal Health Services Inc ‘B’	11,327	723,455
Vertex Pharmaceuticals Inc *	21,676	1,191,746
Zimmer Holdings Inc	11,993	902,113

		10,404,800

Industrials - 9.6%

AGCO Corp	36,111	1,882,105
Chart Industries Inc *	12,068	965,561
Fluor Corp	20,984	1,391,869
Jacobs Engineering Group Inc *	33,221	1,868,349
Manpower Inc	12,213	692,721
Parker Hannifin Corp	20,116	1,842,223
Quanta Services Inc *	11,650	332,957
Rockwell Automation Inc	6,935	598,837
Textron Inc	78,186	2,330,725
United Rentals Inc *	13,998	769,470
WESCO International Inc *	9,452	686,310

		13,361,127

Information Technology - 13.2%

ANSYS Inc *	9,524	775,444
Applied Materials Inc	48,988	660,358
Avnet Inc *	22,319	807,948
Computer Sciences Corp	33,374	1,643,002
Cree Inc *	19,821	1,084,407
FEI Co	8,531	550,676
IAC/ InterActiveCorp	57,493	2,568,787
IPG Photonics Corp	10,879	722,475
JDS Uniphase Corp *	141,383	1,890,291
Lam Research Corp *	62,265	2,581,507
Linear Technology Corp	40,205	1,542,666
MICROS Systems Inc *	26,836	1,221,306
Skyworks Solutions Inc *	44,544	981,304
Teradata Corp *	12,507	731,785
Trimble Navigation Ltd *	15,554	465,998

		18,227,954

Materials - 5.8%

Agnico-Eagle Mines Ltd (Canada)	12,012	492,972
Allegheny Technologies Inc	26,698	846,594
Celanese Corp ‘A’	14,472	637,492
Compass Minerals International Inc	17,219	1,358,579
Eagle Materials Inc	26,408	1,759,565
NewMarket Corp	3,628	944,586
Royal Gold Inc	9,549	678,265
Silver Wheaton Corp (Canada)	17,236	540,349
Westlake Chemical Corp	8,004	748,374

		8,006,776

Utilities - 5.7%

Alliant Energy Corp	57,646	2,892,676
Questar Corp	164,830	4,010,314
Xcel Energy Inc	32,765	973,121

		7,876,111

Total Common Stocks (Cost $125,561,898)		137,071,405

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL MID-CAP EQUITY FUND

Schedule of Investments (Continued)

March 31, 2013

	Shares	Value
SHORT-TERM INVESTMENT - 1.0%

Money Market Fund - 1.0%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	1,335,249	$1,335,249

Total Short-Term Investment (Cost $1,335,249)		1,335,249

TOTAL INVESTMENTS - 100.0% (Cost $127,470,847)		138,406,654

OTHER ASSETS & LIABILITIES, NET - 0.0%		8,963

NET ASSETS - 100.0%		$138,415,617

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Financials	22.4%
Energy	14.0%
Consumer Discretionary	13.2%
Information Technology	13.2%
Industrials	9.6%
Consumer Staples	7.6%
Health Care	7.5%
Materials	5.8%
Utilities	5.7%
Others (each less than 3.0%)	1.0%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Restricted securities as of March 31, 2013 were as follows:

Issuer and Acquisition Date	Cost	Value	Value as a % of Net Assets
Better Place LLC ‘B’ 8.000%
Acq. 01/25/10	$573,700	$—	—%

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$137,071,405	$137,071,405	$—	$—
	Short-Term Investment	1,335,249	1,335,249	—	—

	Total	$138,406,654	$138,406,654	$—	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL MID-CAP GROWTH FUND

Schedule of Investments

March 31, 2013

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.0%

Industrials - 0.0%

Better Place LLC ‘B’ 8.000% * ¯ +	118,395	$—

Total Convertible Preferred Stocks (Cost $295,986)		—

COMMON STOCKS - 98.1%

Consumer Discretionary - 13.0%

Aimia Inc (Canada)	26,956	408,645
Coach Inc	9,149	457,359
Dollar Tree Inc *	34,050	1,649,041
Dunkin’ Brands Group Inc	25,576	943,243
Groupon Inc *	139,352	852,834
Morningstar Inc	13,584	949,793
New Oriental Education & Technology Group ADR (Cayman)	39,890	718,020
Tesla Motors Inc *	18,308	693,690
TripAdvisor Inc *	2,577	135,344
Weight Watchers International Inc	14,345	604,068
Wyndham Worldwide Corp	8,741	563,620

		7,975,657

Consumer Staples - 6.6%

DE Master Blenders 1753 NV (Netherlands) *	117,964	1,824,344
McCormick & Co Inc	4,650	342,008
Mead Johnson Nutrition Co	13,094	1,014,130
Monster Beverage Corp *	18,546	885,386

		4,065,868

Energy - 2.6%

Range Resources Corp	19,653	1,592,679

Financials - 11.3%

Arch Capital Group Ltd (Bermuda) *	21,856	1,148,970
Greenhill & Co Inc	9,955	531,398
IntercontinentalExchange Inc *	6,302	1,027,667
MSCI Inc *	47,011	1,595,083
The McGraw-Hill Cos Inc	21,442	1,116,699
The Progressive Corp	60,521	1,529,366

		6,949,183

Health Care - 10.7%

athenahealth Inc *	16,941	1,643,955
Illumina Inc *	35,906	1,938,924
Intuitive Surgical Inc *	2,592	1,273,164
Ironwood Pharmaceuticals Inc ‘A’ *	33,267	608,453
Qualicorp SA (Brazil) *	100,273	1,008,312
Techne Corp	2,087	141,603

		6,614,411

Industrials - 15.8%

Covanta Holding Corp	39,908	804,146
Edenred (France)	71,105	2,328,329
IHS Inc ‘A’ *	15,342	1,606,614
Intertek Group PLC (United Kingdom)	17,561	907,262
Sensata Technologies Holding NV (Netherlands) *	19,505	641,129
Stericycle Inc *	14,832	1,574,862
Verisk Analytics Inc ‘A’ *	30,464	1,877,496

		9,739,838

Information Technology - 29.6%

3D Systems Corp *	9,680	312,083
Akamai Technologies Inc *	43,483	1,534,515
First Solar Inc *	24,621	663,782

	Shares	Value
Gartner Inc *	32,270	$1,755,811
LinkedIn Corp ‘A’ *	9,914	1,745,459
MercadoLibre Inc	7,948	767,459
Motorola Solutions Inc	38,286	2,451,453
Qihoo 360 Technology Co Ltd ADR (Cayman) *	15,635	463,265
salesforce.com inc *	9,697	1,734,115
ServiceNow Inc *	9,707	351,393
SINA Corp (Cayman) *	5,530	268,703
Solera Holdings Inc	39,879	2,326,142
Splunk Inc *	9,811	392,734
Trimble Navigation Ltd *	20,147	603,604
Workday Inc ‘A’ *	7,304	450,146
Yandex NV ‘A’ (Netherlands) *	56,191	1,299,136
Youku Tudou Inc ADR (Cayman) *	38,462	645,008
Zynga Inc ‘A’ *	130,185	437,422

		18,202,230

Materials - 5.4%

Intrepid Potash Inc	6,991	131,151
Martin Marietta Materials Inc	15,532	1,584,575
Rockwood Holdings Inc	24,981	1,634,757

		3,350,483

Utilities - 3.1%

Brookfield Infrastructure Partners LP (Bermuda)	50,497	1,921,916

Total Common Stocks (Cost $47,401,600)		60,412,265

SHORT-TERM INVESTMENT - 1.7%

Money Market Fund - 1.7%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	1,050,988	1,050,988

Total Short-Term Investment (Cost $1,050,988)		1,050,988

TOTAL INVESTMENTS - 99.8% (Cost $48,748,574)		61,463,253

OTHER ASSETS & LIABILITIES, NET - 0.2%		93,600

NET ASSETS - 100.0%		$61,556,853

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Information Technology	29.6%
Industrials	15.8%
Consumer Discretionary	13.0%
Financials	11.3%
Health Care	10.7%
Consumer Staples	6.6%
Materials	5.4%
Utilities	3.1%
Others (each less than 3.0%)	4.3%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Restricted securities as of March 31, 2013 were as follows:

Issuer and Acquisition Date	Cost	Value	Value as a % of Net Assets
Better Place LLC ‘B’ 8.000% Acq. 01/25/10	$295,986	$—	0.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL MID-CAP GROWTH FUND

Schedule of Investments (Continued)

March 31, 2013

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$7,975,657	$7,975,657	$—	$—
	Consumer Staples	4,065,868	2,241,524	1,824,344	—
	Energy	1,592,679	1,592,679	—	—
	Financials	6,949,183	6,949,183	—	—
	Health Care	6,614,411	6,614,411	—	—
	Industrials	9,739,838	6,504,247	3,235,591	—
	Information Technology	18,202,230	18,202,230	—	—
	Materials	3,350,483	3,350,483	—	—
	Utilities	1,921,916	1,921,916	—	—

		60,412,265	55,352,330	5,059,935	—
	Short-Term Investment	1,050,988	1,050,988	—	—

	Total	$61,463,253	$56,403,318	$5,059,935	$—

During the year ended March 31, 2013, an investment with a value of $1,008,312 was transferred from level 2 to level 1 due to the removal of valuation adjustments made to exchange-traded prices as a result of market movements following the close of local trading.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL SMALL-CAP GROWTH FUND

Schedule of Investments

March 31, 2013

	Shares	Value
COMMON STOCKS - 95.8%

Consumer Discretionary - 17.2%

American Axle & Manufacturing Holdings Inc *	27,250	$371,962
ANN Inc *	15,200	441,104
Brunswick Corp	13,450	460,259
Buffalo Wild Wings Inc *	5,050	442,026
Dana Holding Corp	22,550	402,066
Domino’s Pizza Inc	10,550	542,692
DSW Inc ‘A’	7,650	488,070
Fifth & Pacific Cos Inc *	32,450	612,656
Five Below Inc *	13,650	517,198
Interval Leisure Group Inc	14,865	323,165
Life Time Fitness Inc *	8,770	375,181
Lions Gate Entertainment Corp (Canada) *	19,650	467,081
Marriott Vacations Worldwide Corp *	12,750	547,103
Pier 1 Imports Inc	25,150	578,450
Six Flags Entertainment Corp	7,700	558,096
Sotheby’s	4,050	151,511
The Children’s Place *	5,480	245,613
Tupperware Brands Corp	6,475	529,267
Vitamin Shoppe Inc *	8,850	432,323
Wolverine World Wide Inc	6,000	266,220

		8,752,043

Consumer Staples - 3.4%

B&G Foods Inc	16,700	509,183
The Fresh Market Inc *	6,600	282,282
The Hain Celestial Group Inc *	8,135	496,886
United Natural Foods Inc *	8,800	432,960

		1,721,311

Energy - 5.9%

Approach Resources Inc *	15,900	391,299
Berry Petroleum Co ‘A’	4,350	201,361
Bristow Group Inc	3,200	211,008
Dril-Quip Inc *	3,065	267,176
Energy XXI Ltd (Bermuda)	15,650	425,993
Helix Energy Solutions Group Inc *	10,750	245,960
Kodiak Oil & Gas Corp *	38,850	353,147
Northern Oil & Gas Inc *	28,750	413,425
Rosetta Resources Inc *	10,800	513,864

		3,023,233

Financials - 6.5%

Fortress Investment Group LLC ‘A’	57,150	365,760
Jones Lang LaSalle Inc	3,850	382,729
Northwest Bancshares Inc	22,750	288,698
Ryman Hospitality Properties REIT	9,917	453,703
Silver Bay Realty Trust Corp REIT	18,344	379,720
Texas Capital Bancshares Inc *	11,350	459,108
Two Harbors Investment Corp REIT	33,550	423,066
WisdomTree Investments Inc *	51,150	531,960

		3,284,744

Health Care - 18.5%

Achillion Pharmaceuticals Inc *	13,500	117,990
Acorda Therapeutics Inc *	7,800	249,834
Align Technology Inc *	12,450	417,199
Alkermes PLC (Ireland) *	17,400	412,554
athenahealth Inc *	3,650	354,196
Centene Corp *	5,750	253,230
Cepheid Inc *	11,600	445,092
Cubist Pharmaceuticals Inc *	5,500	257,510
Endologix Inc *	24,150	390,022
Greenway Medical Technologies Inc *	17,400	276,660
HealthSouth Corp *	15,100	398,187
HeartWare International Inc *	3,800	336,034
HMS Holdings Corp *	13,050	354,308

	Shares	Value
Idenix Pharmaceuticals Inc *	30,500	$108,580
Insulet Corp *	18,870	487,978
Molina Healthcare Inc *	8,350	257,765
NxStage Medical Inc *	20,500	231,240
Orexigen Therapeutics Inc *	27,100	169,375
PAREXEL International Corp *	7,375	291,386
Pharmacyclics Inc *	4,750	381,948
Questcor Pharmaceuticals Inc	10,000	325,400
Seattle Genetics Inc *	6,100	216,611
Synageva BioPharma Corp *	5,250	288,330
Team Health Holdings Inc *	16,150	587,537
Tenet Healthcare Corp *	10,262	488,266
Theravance Inc *	5,300	125,186
Thoratec Corp *	7,020	263,250
ViroPharma Inc *	11,000	276,760
Volcano Corp *	14,850	330,561
Wright Medical Group Inc *	13,250	315,483

		9,408,472

Industrials - 16.5%

A.O. Smith Corp	6,300	463,491
Actuant Corp ‘A’	18,695	572,440
Acuity Brands Inc	3,550	246,192
Alaska Air Group Inc *	10,100	645,996
Avis Budget Group Inc *	16,050	446,671
Beacon Roofing Supply Inc *	12,050	465,853
Chart Industries Inc *	5,700	456,057
Esterline Technologies Corp *	5,030	380,771
Genesee & Wyoming Inc ‘A’ *	6,870	639,665
Hexcel Corp *	17,500	507,675
Hub Group Inc ‘A’ *	13,250	509,595
Middleby Corp *	3,000	456,450
Primoris Services Corp	15,350	339,389
RBC Bearings Inc *	11,065	559,446
Tetra Tech Inc *	19,500	594,555
The ExOne Co *	10,300	345,050
United Rentals Inc *	7,050	387,539
US Airways Group Inc *	22,000	373,340

		8,390,175

Information Technology - 21.9%

Allot Communications Ltd (Israel) *	1,830	21,850
Applied Micro Circuits Corp *	23,850	176,967
Aruba Networks Inc *	9,950	246,163
Aspen Technology Inc *	16,700	539,243
BroadSoft Inc *	13,150	348,081
Cadence Design Systems Inc *	41,650	580,184
Cognex Corp	13,550	571,132
CommVault Systems Inc *	6,600	541,068
CoStar Group Inc *	4,250	465,205
Cypress Semiconductor Corp *	28,100	309,943
DealerTrack Holdings Inc *	15,300	449,514
E2open Inc *	8,000	159,520
ExactTarget Inc *	21,950	510,776
Finisar Corp *	17,550	231,484
Fortinet Inc *	15,400	364,672
Freescale Semiconductor Ltd (Bermuda) *	15,300	227,817
Fusion-io Inc *	12,550	205,443
Infoblox Inc *	18,650	404,705
InterXion Holding NV (Netherlands) *	14,250	345,135
MAXIMUS Inc	6,550	523,804
Microsemi Corp *	22,100	512,057
OpenTable Inc *	5,290	333,164
OSI Systems Inc *	5,100	317,679
Radware Ltd (Israel) *	10,550	398,052
Ruckus Wireless Inc *	14,090	295,890
Semtech Corp *	4,550	161,025
Silicon Graphics International Corp *	25,400	349,250
Sourcefire Inc *	4,600	272,458
Trulia Inc *	8,950	280,851

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL SMALL-CAP GROWTH FUND

Schedule of Investments (Continued)

March 31, 2013

	Shares	Value
Ultimate Software Group Inc *	5,200	$541,632
WEX Inc *	6,215	487,878

		11,172,642

Materials - 4.6%

Berry Plastics Group Inc *	18,550	353,377
Chemtura Corp *	21,300	460,293
Cytec Industries Inc	6,800	503,744
Eagle Materials Inc	6,100	406,443
PolyOne Corp	16,475	402,155
Rockwood Holdings Inc	3,150	206,136

		2,332,148

Telecommunication Services - 0.8%

Cogent Communications Group Inc	15,600	411,840

Utilities - 0.5%

ITC Holdings Corp	2,930	261,532

Total Common Stocks (Cost $37,765,188)		48,758,140

SHORT-TERM INVESTMENT - 4.0%

Money Market Fund - 4.0%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	2,045,606	2,045,606

Total Short-Term Investment (Cost $2,045,606)		2,045,606

TOTAL INVESTMENTS - 99.8% (Cost $39,810,794)		50,803,746

OTHER ASSETS & LIABILITIES, NET - 0.2%		94,295

NET ASSETS - 100.0%		$50,898,041

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Information Technology	21.9%
Health Care	18.5%
Consumer Discretionary	17.2%
Industrials	16.5%
Financials	6.5%
Energy	5.9%
Materials	4.6%
Short-Term Investment	4.0%
Consumer Staples	3.4%
Others (each less than 3.0%)	1.3%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Assets	Common Stocks (1)	$48,758,140	$48,758,140	$—	$—
	Short-Term Investment	2,045,606	2,045,606	—	—

	Total	$50,803,746	$50,803,746	$—	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL SMALL-CAP VALUE FUND

Schedule of Investments

March 31, 2013

	Shares	Value
COMMON STOCKS - 94.8%

Consumer Discretionary - 10.4%

Aaron’s Inc	36,000	$1,032,480
Bob Evans Farms Inc	4,461	190,128
Cinemark Holdings Inc	52,600	1,548,544
Cracker Barrel Old Country Store Inc	13,000	1,051,050
Group 1 Automotive Inc	17,500	1,051,225
Harman International Industries Inc	28,500	1,271,955
Hillenbrand Inc	22,600	571,328
International Game Technology	84,437	1,393,211
Meredith Corp	33,709	1,289,706
Rent-A-Center Inc	6,102	225,408
Sturm Ruger & Co Inc	12,690	643,764
The Buckle Inc	25,335	1,181,878
True Religion Apparel Inc	15,809	412,773
Wolverine World Wide Inc	28,500	1,264,545

		13,127,995

Consumer Staples - 6.0%

Cal-Maine Foods Inc	18,400	783,104
Casey’s General Stores Inc	10,591	617,455
Cott Corp (Canada)	32,100	324,852
Fresh Del Monte Produce Inc (Cayman)	15,700	423,586
Harris Teeter Supermarkets Inc	27,200	1,161,712
Ingredion Inc	24,900	1,800,768
The Andersons Inc	18,109	969,193
Universal Corp	22,300	1,249,692
Weis Markets Inc	5,800	236,060

		7,566,422

Energy - 12.6%

Alliance Resource Partners LP	10,400	662,480
Berry Petroleum Co ‘A’	36,600	1,694,214
Bristow Group Inc	25,700	1,694,658
Buckeye Partners LP	15,100	923,516
Calumet Specialty Products Partners LP	11,500	428,375
Cimarex Energy Co	9,600	724,224
CVR Energy Inc	30,700	1,584,734
Delek US Holdings Inc	4,100	161,786
Energen Corp	24,500	1,274,245
Ensign Energy Services Inc (Canada)	14,700	250,631
Pioneer Southwest Energy Partners LP	13,700	334,691
Precision Drilling Corp (Canada)	20,300	187,369
Ship Finance International Ltd (Bermuda)	50,657	893,589
Sunoco Logistics Partners LP	10,238	669,565
Tidewater Inc	25,200	1,272,600
TransMontaigne Partners LP	7,600	385,624
Western Refining Inc	29,500	1,044,595
World Fuel Services Corp	40,300	1,600,716

		15,787,612

Financials - 19.9%

American Financial Group Inc	25,000	1,184,500
American Realty Capital Properties Inc REIT	75,142	1,103,085
AmTrust Financial Services Inc	21,230	735,620
Bank of Hawaii Corp	24,200	1,229,602
Canadian Western Bank (Canada)	18,282	510,208
CapitalSource Inc	119,100	1,145,742
Cardinal Financial Corp	14,566	264,810
Cash America International Inc	25,000	1,311,750
Community Trust Bancorp Inc	3,800	129,314
First American Financial Corp	50,700	1,296,399
First Niagara Financial Group Inc	140,900	1,248,374
FirstMerit Corp	20,100	332,253
Franklin Street Properties Corp REIT	42,400	619,888
Fulton Financial Corp	106,400	1,244,880
Glacier Bancorp Inc	1,516	28,774
Hatteras Financial Corp REIT	22,800	625,404

	Shares	Value
Home Loan Servicing Solutions Ltd (Cayman)	34,508	$805,072
Lakeland Financial Corp	4,962	132,436
Montpelier Re Holdings Ltd (Bermuda)	15,809	411,824
Old National Bancorp	43,800	602,250
Omega Healthcare Investors Inc REIT	46,200	1,402,632
Prosperity Bancshares Inc	25,100	1,189,489
PS Business Parks Inc REIT	11,000	868,120
Raymond James Financial Inc	26,800	1,235,480
Retail Properties of America Inc ‘A’ REIT	61,144	904,931
Starwood Property Trust Inc REIT	48,100	1,335,256
Susquehanna Bancshares Inc	78,500	975,755
Tompkins Financial Corp	4,000	169,120
Trustmark Corp	35,706	893,007
Washington Federal Inc	49,431	865,043
WesBanco Inc	7,129	170,740

		24,971,758

Health Care - 6.1%

Owens & Minor Inc	40,100	1,305,656
PerkinElmer Inc	42,850	1,441,474
STERIS Corp	36,300	1,510,443
Teleflex Inc	18,300	1,546,533
The Cooper Cos Inc	16,300	1,758,444
The Ensign Group Inc	2,183	72,912

		7,635,462

Industrials - 17.7%

ABM Industries Inc	14,300	318,032
Alliant Techsystems Inc	22,200	1,607,946
Applied Industrial Technologies Inc	10,200	459,000
Barnes Group Inc	36,600	1,058,838
Belden Inc	30,000	1,549,500
Crane Co	27,200	1,519,392
Cubic Corp	8,400	358,848
Curtiss-Wright Corp	32,400	1,124,280
Elbit Systems Ltd (Israel)	3,900	164,346
Ennis Inc	14,300	215,501
Great Lakes Dredge & Dock Co	33,200	223,436
ITT Corp	46,123	1,311,277
KBR Inc	35,100	1,126,008
Kennametal Inc	33,300	1,300,032
Standex International Corp	4,767	263,234
TAL International Group Inc	18,200	824,642
Textainer Group Holdings Ltd (Bermuda)	14,449	571,458
The Brink’s Co	35,300	997,578
Titan International Inc	44,500	938,060
Trinity Industries Inc	23,917	1,084,158
Triumph Group Inc	23,500	1,844,750
UniFirst Corp	7,200	651,600
United Stationers Inc	1,195	46,187
Valmont Industries Inc	11,500	1,808,605
Werner Enterprises Inc	38,460	928,424

		22,295,132

Information Technology - 3.5%

AVX Corp	22,600	268,940
Broadridge Financial Solutions Inc	13,500	335,340
Diebold Inc	35,494	1,076,178
Fair Isaac Corp	18,392	840,330
j2 Global Inc	22,630	887,322
Jabil Circuit Inc	51,200	946,176

		4,354,286

Materials - 14.0%

A. Schulman Inc	20,500	646,980
AMCOL International Corp	11,782	355,698
Buckeye Technologies Inc	22,300	667,885
Cabot Corp	28,600	978,120
Commercial Metals Co	72,840	1,154,514
Domtar Corp	4,200	326,004
HudBay Minerals Inc (Canada)	103,972	999,957
Innophos Holdings Inc	17,900	976,624

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL SMALL-CAP VALUE FUND

Schedule of Investments (Continued)

March 31, 2013

	Shares	Value
Methanex Corp (Canada)	36,500	$1,482,995
Neenah Paper Inc	13,900	427,564
NewMarket Corp	4,900	1,275,764
Olin Corp	15,300	385,866
Quaker Chemical Corp	8,294	489,512
Rentech Nitrogen Partners LP	13,276	476,343
Rock-Tenn Co ‘A’	13,900	1,289,781
Royal Gold Inc	16,230	1,152,817
Sensient Technologies Corp	30,700	1,200,063
Silgan Holdings Inc	6,200	292,950
Sonoco Products Co	39,670	1,388,053
Steel Dynamics Inc	72,300	1,147,401
Stepan Co	8,516	537,360

		17,652,251

Telecommunication Services - 0.5%

Manitoba Telecom Services Inc (Canada)	18,400	597,726

Utilities - 4.1%

Avista Corp	20,300	556,220
El Paso Electric Co	17,740	596,951
Great Plains Energy Inc	30,100	698,019
IDACORP Inc	12,033	580,833
Portland General Electric Co	17,100	518,643
Suburban Propane Partners LP	13,800	614,100
UGI Corp	39,800	1,527,922

		5,092,688

Total Common Stocks (Cost $91,052,854)		119,081,332

	Shares	Value
SHORT-TERM INVESTMENT - 5.0%

Money Market Fund - 5.0%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	6,316,659	$6,316,659

Total Short-Term Investment (Cost $6,316,659)		6,316,659

TOTAL INVESTMENTS - 99.8% (Cost $97,369,513)		125,397,991

OTHER ASSETS & LIABILITIES, NET - 0.2%		248,793

NET ASSETS - 100.0%		$125,646,784

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Financials	19.9%
Industrials	17.7%
Materials	14.0%
Energy	12.6%
Consumer Discretionary	10.4%
Health Care	6.1%
Consumer Staples	6.0%
Short-Term Investment	5.0%
Utilities	4.1%
Information Technology	3.5%
Others (each less than 3.0%)	0.5%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$119,081,332	$119,081,332	$—	$—
	Short-Term Investment	6,316,659	6,316,659	—	—

	Total	$125,397,991	$125,397,991	$—	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL REAL ESTATE FUND

Schedule of Investments

March 31, 2013

	Shares	Value
COMMON STOCKS - 96.3%

Consumer Discretionary - 2.1%

Starwood Hotels & Resorts Worldwide Inc	19,595	$1,248,789

Financials - 94.0%

Acadia Realty Trust REIT	10,463	290,557
Alexandria Real Estate Equities Inc REIT	4,910	348,512
American Campus Communities Inc REIT	1,000	45,340
Apartment Investment & Management Co ‘A’ REIT	17,926	549,611
Ashford Hospitality Trust Inc REIT	24,660	304,798
AvalonBay Communities Inc REIT	27,179	3,442,764
Boston Properties Inc REIT	27,539	2,783,091
Brookfield Office Properties Inc (Canada)	32,454	557,235
Camden Property Trust REIT	17,104	1,174,703
Cousins Properties Inc REIT	36,478	389,950
DCT Industrial Trust Inc REIT	114,540	847,596
Digital Realty Trust Inc REIT	12,340	825,669
Duke Realty Corp REIT	32,530	552,359
Equity Lifestyle Properties Inc REIT	16,339	1,254,835
Equity Residential REIT	94,605	5,208,951
Essex Property Trust Inc REIT	1,980	298,148
Federal Realty Investment Trust REIT	5,468	590,763
Forest City Enterprises Inc ‘A’ *	85,273	1,515,301
General Growth Properties Inc REIT	112,603	2,238,548
HCP Inc REIT	71,962	3,588,025
Health Care REIT Inc	6,983	474,215
Healthcare Realty Trust Inc REIT	32,509	922,930
Host Hotels & Resorts Inc REIT	215,602	3,770,879
Hudson Pacific Properties Inc REIT	19,310	419,993
Lexington Realty Trust REIT	2,730	32,214
Mack-Cali Realty Corp REIT	39,085	1,118,222
Plum Creek Timber Co Inc REIT	2,389	124,706
Prologis Inc REIT	25,362	1,013,973
PS Business Parks Inc REIT	3,741	295,240
Public Storage REIT	18,627	2,837,265
Regency Centers Corp REIT	47,636	2,520,421
Retail Opportunity Investments Corp REIT	11,613	162,698
Senior Housing Properties Trust REIT	41,853	1,122,916
Simon Property Group Inc REIT	52,737	8,361,979
Sovran Self Storage Inc REIT	1,042	67,199
Taubman Centers Inc REIT	760	59,022
Terreno Realty Corp REIT	2,930	52,681
The Macerich Co REIT	23,365	1,504,239
Ventas Inc REIT	14,940	1,093,608
Vornado Realty Trust REIT	43,136	3,607,895
Winthrop Realty Trust REIT	13,079	164,534

		56,533,585

	Shares	Value
Health Care - 0.2%

Assisted Living Concepts Inc ‘A’	11,945	$142,026

Total Common Stocks (Cost $36,135,657)		57,924,400

SHORT-TERM INVESTMENT - 3.5%

Money Market Fund - 3.5%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	2,100,485	2,100,485

Total Short-Term Investment (Cost $2,100,485)		2,100,485

TOTAL INVESTMENTS - 99.8% (Cost $38,236,142)		60,024,885

OTHER ASSETS & LIABILITIES, NET - 0.2%		113,467

NET ASSETS - 100.0%		$60,138,352

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified by property sector as a percentage of net assets as follows:

Retail	26.2%
Specialized	23.8%
Residential	19.9%
Office	9.1%
Diversified	8.4%
Real Estate Operating Companies	3.4%
Industrial	3.2%
Others (each less than 3.0%)	2.3%

96.3%
Short-Term Investment	3.5%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$57,924,400	$57,924,400	$—	$—
	Short-Term Investment	2,100,485	2,100,485	—	—

	Total	$60,024,885	$60,024,885	$—	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL EMERGING MARKETS FUND

Schedule of Investments

March 31, 2013

	Shares	Value
PREFERRED STOCKS - 5.5%

Brazil - 4.5%

Banco Bradesco SA ADR	65,110	$1,108,172
Cia de Bebidas das Americas ADR	11,200	474,096
Lojas Americanas SA	153,946	1,327,863
Petroleo Brasileiro SA ADR	88,000	1,597,200
Vale SA ADR	27,580	455,897

		4,963,228

Colombia - 1.0%

Banco Davivienda SA	38,827	553,000
Bancolombia SA ADR	9,720	614,790

		1,167,790

Total Preferred Stocks (Cost $4,607,491)		6,131,018

COMMON STOCKS - 88.9%

Bermuda - 0.7%

Credicorp Ltd	2,660	441,693
Jardine Strategic Holdings Ltd	8,008	317,694

		759,387

Brazil - 6.7%

B2W Cia Global Do Varejo *	38,181	284,173
BM&FBOVESPA SA	264,316	1,778,893
Diagnosticos da America SA	91,000	523,281
Embraer SA ADR	28,700	1,023,729
Estacio Participacoes SA	41,300	889,051
Kroton Educacional SA	74,596	953,515
MRV Engenharia e Participacoes SA	93,900	391,724
Natura Cosmeticos SA	48,100	1,161,588
Sul America SA	43,200	431,412

		7,437,366

Cayman - 11.0%

Baidu Inc ADR *	44,040	3,862,308
Ctrip.com International Ltd ADR *	42,940	918,057
Eurasia Drilling Co Ltd GDR (LI) ~	15,610	554,091
Home Inns & Hotels Management Inc ADR *	14,660	436,721
NetEase Inc ADR	11,860	649,572
New Oriental Education & Technology Group ADR	34,920	628,560
SOHO China Ltd	476,000	398,140
Tencent Holdings Ltd	58,200	1,853,447
Tingyi Holding Corp	528,000	1,378,216
Want Want China Holdings Ltd	796,000	1,221,266
Youku Tudou Inc ADR *	19,620	329,027

		12,229,405

Chile - 1.0%

Cencosud SA	178,756	1,110,827
SACI Falabella	3,253	39,188

		1,150,015

China - 2.2%

China Oilfield Services Ltd ‘H’	138,000	290,121
China Shenhua Energy Co Ltd ‘H’	133,000	482,149
Shandong Weigao Group Medical Polymer Co Ltd ‘H’	589,000	533,618
Sinopharm Group Co Ltd ‘H’	239,800	776,222
Tsingtao Brewery Co Ltd ‘H’	50,000	319,149

		2,401,259

Colombia - 1.1%

Almacenes Exito SA	32,793	592,807
Almacenes Exito SA GDR ~	37,600	678,774

		1,271,581

	Shares	Value
Denmark - 2.2%

Carlsberg AS ‘B’	21,551	$2,102,133
FLSmidth & Co AS	4,787	290,828

		2,392,961

Egypt - 0.4%

Commercial International Bank SAE	99,485	443,242
Orascom Construction Industries *	270	9,525

		452,767

Hong Kong - 4.6%

AIA Group Ltd	247,200	1,083,518
CNOOC Ltd	631,000	1,209,411
Hang Lung Group Ltd	82,000	461,115
Hang Lung Properties Ltd	286,000	1,069,655
Hong Kong Exchanges & Clearing Ltd	75,035	1,280,672

		5,104,371

India - 13.6%

Ambuja Cements Ltd	157,063	504,292
Apollo Hospitals Enterprise Ltd	35,519	547,823
Asian Paints Ltd	5,872	531,552
Cipla Ltd	87,289	610,562
Colgate-Palmolive India Ltd	23,843	544,732
DLF Ltd	169,045	732,318
HDFC Bank Ltd ADR	24,260	907,809
Hindustan Unilever Ltd	127,370	1,094,534
Housing Development Finance Corp Ltd	144,553	2,201,832
ICICI Bank Ltd ADR	37,380	1,603,602
Infosys Ltd	40,778	2,181,702
Marico Ltd	101,779	400,349
Sobha Developers Ltd	4,861	31,206
Sun Pharmaceutical Industries Ltd	19,169	288,982
Sun TV Network Ltd *	28,874	207,723
Tata Consultancy Services Ltd	37,004	1,073,130
Ultratech Cement Ltd	6,526	224,748
United Spirits Ltd	6,245	218,455
Zee Entertainment Enterprises Ltd	291,758	1,131,376

		15,036,727

Indonesia - 1.5%

P.T. Astra International Tbk	1,525,500	1,241,182
P.T. Semen Indonesia Persero Tbk	57,000	103,826
P.T. Unilever Indonesia Tbk	124,500	292,535

		1,637,543

Italy - 2.2%

Prada SPA	148,300	1,517,930
Saipem SPA	13,846	426,707
Salvatore Ferragamo Italia SPA	19,506	540,470

		2,485,107

Luxembourg - 1.2%

Tenaris SA ADR	32,830	1,338,807

Malaysia - 1.0%

Genting Bhd	339,400	1,101,160

Mexico - 5.9%

America Movil SAB de CV ‘L’ ADR	143,800	3,014,048
Fomento Economico Mexicano SAB de CV	142,718	1,620,101
Grupo Financiero Inbursa SAB de CV ‘O’	176,150	512,326
Grupo Televisa SAB ADR	19,850	528,208
Wal-Mart de Mexico SAB de CV ‘V’	263,649	860,655

		6,535,338

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL EMERGING MARKETS FUND

Schedule of Investments (Continued)

March 31, 2013

	Shares	Value
Netherlands - 2.3%

Heineken NV	15,812	$1,193,587
Yandex NV ‘A’ *	56,830	1,313,910

		2,507,497

Nigeria - 1.2%

Guaranty Trust Bank PLC	1,835,104	300,932
Nigerian Breweries PLC	661,754	681,204
Zenith Bank PLC	2,226,937	299,172

		1,281,308

Peru - 0.4%

Inretail Peru Corp *	17,400	415,860

Philippines - 2.6%

Jollibee Foods Corp	179,760	558,390
SM Investments Corp	42,230	1,154,128
SM Prime Holdings Inc	2,492,070	1,163,942

		2,876,460

Russia - 3.9%

Magnit OJSC (RTS)	11,600	2,237,960
NovaTek OAO GDR (LI) ~	19,400	2,088,235

		4,326,195

South Africa - 2.6%

ABSA Group Ltd	25,001	421,391
Impala Platinum Holdings Ltd	52,609	774,610
MTN Group Ltd	63,995	1,125,334
Standard Bank Group Ltd	41,193	530,353

		2,851,688

South Korea - 3.4%

E-Mart Co Ltd	4,443	876,356
NHN Corp	9,915	2,399,690
Shinsegae Co Ltd	2,354	469,926

		3,745,972

Switzerland - 0.2%

Cie Financiere Richemont SA ‘A’	1,338	105,181
Cie Financiere Richemont SA Receipt	19,524	153,296

		258,477

Taiwan - 1.8%

Epistar Corp	146,000	261,443
Synnex Technology International Corp	240,118	434,864
Taiwan Semiconductor Manufacturing Co Ltd	397,995	1,329,653

		2,025,960

Thailand - 0.6%

Siam Commercial Bank PCL	104,600	633,994

Turkey - 3.8%

Akbank TAS	99,084	520,171
Anadolu Efes Biracilik Ve Malt Sanayii AS	47,087	754,901
BIM Birlesik Magazalar AS	10,413	507,851
Enka Insaat ve Sanayi AS	142,811	441,900
Haci Omer Sabanci Holding AS	257,331	1,521,999
Turkiye Garanti Bankasi AS	98,010	519,945

		4,266,767

United Arab Emirates - 1.0%

DP World Ltd	77,465	1,068,826

	Shares	Value
United Kingdom - 9.1%

Anglo American PLC	77,255	$2,003,636
Antofagasta PLC	24,250	373,337
BG Group PLC	86,510	1,483,135
Burberry Group PLC	15,406	311,394
Genting Singapore PLC	273,000	329,903
Glencore International PLC	123,490	673,252
Mail.ru Group Ltd GDR (LI) ~	17,900	493,324
SABMiller PLC	29,060	1,535,819
Tullow Oil PLC	88,510	1,656,714
Unilever PLC	28,627	1,214,572

		10,075,086

United States - 0.7%

MercadoLibre Inc	8,260	797,586

Total Common Stocks (Cost $76,791,500)		98,465,470

EQUITY-LINKED STRUCTURED SECURITIES - 0.1%

Vietnam - 0.1%

Vietnam Dairy Products JSC Exp. 01/29/14 *	27,000	148,263

Total Equity-Linked Structured Securities (Cost $134,689)		148,263

EXCHANGE-TRADED FUND - 0.8%

iShares FTSE A50 China Index	623,600	837,635

Total Exchange-Traded Fund (Cost $928,001)		837,635

SHORT-TERM INVESTMENT - 5.2%

Money Market Fund - 5.2%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	5,730,607	5,730,607

Total Short-Term Investment (Cost $5,730,607)		5,730,607

TOTAL INVESTMENTS - 100.5% (Cost $88,192,288)		111,312,993

OTHER ASSETS & LIABILITIES, NET - (0.5%)		(502,870)

NET ASSETS - 100.0%		$110,810,123

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL EMERGING MARKETS FUND

Schedule of Investments (Continued)

March 31, 2013

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Consumer Staples	21.3%
Financials	21.3%
Information Technology	15.3%
Consumer Discretionary	12.7%
Energy	10.0%
Short-Term Investment	5.2%
Industrials	3.9%
Telecommunication Services	3.7%
Materials	3.3%
Health Care	3.0%
Others (each less than 3.0%)	0.8%

	100.5%
Other Assets & Liabilities, Net	(0.5%	)

	100.0%

(b)	As of March 31, 2013, the fund was diversified by country of incorporation as a percentage of net assets as follows:

India	13.6%
Brazil	11.2%
Cayman	11.0%
United Kingdom	9.1%
Mexico	5.9%
United States (includes Short-Term Investment)	5.9%
Hong Kong	4.6%
Russia	3.9%
Turkey	3.8%
South Korea	3.4%
Others (each less than 3.0%)	28.1%

	100.5%
Other Assets & Liabilities, Net	(0.5%	)

	100.0%

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks
	Brazil	$4,963,228	$4,963,228	$—	$—
	Colombia	1,167,790	614,790	553,000	—

		6,131,018	5,578,018	553,000	—
	Common Stocks
	Bermuda	759,387	441,693	317,694	—
	Brazil	7,437,366	7,437,366	—	—
	Cayman	12,229,405	6,824,245	5,405,160	—
	Chile	1,150,015	1,150,015	—	—
	China	2,401,259	—	2,401,259	—
	Colombia	1,271,581	—	1,271,581	—
	Denmark	2,392,961	—	2,392,961	—
	Egypt	452,767	—	452,767	—
	Hong Kong	5,104,371	—	5,104,371	—
	India	15,036,727	2,511,411	12,525,316	—
	Indonesia	1,637,543	—	1,637,543	—
	Italy	2,485,107	—	2,485,107	—
	Luxembourg	1,338,807	1,338,807	—	—
	Malaysia	1,101,160	—	1,101,160	—
	Mexico	6,535,338	3,542,256	2,993,082	—
	Netherlands	2,507,497	1,313,910	1,193,587	—
	Nigeria	1,281,308	1,281,308	—	—
	Peru	415,860	—	415,860	—
	Philippines	2,876,460	—	2,876,460	—
	Russia	4,326,195	—	4,326,195	—
	South Africa	2,851,688	—	2,851,688	—
	South Korea	3,745,972	—	3,745,972	—
	Switzerland	258,477	—	258,477	—
	Taiwan	2,025,960	—	2,025,960	—
	Thailand	633,994	—	633,994	—
	Turkey	4,266,767	—	4,266,767	—
	United Arab Emirates	1,068,826	1,068,826	—	—
	United Kingdom	10,075,086	—	10,075,086	—
	United States	797,586	797,586	—	—

		98,465,470	27,707,423	70,758,047	—
	Equity-Linked Structured Securities	148,263	—	148,263	—
	Exchange-Traded Fund	837,635	—	837,635	—
	Short-Term Investment	5,730,607	5,730,607	—	—

	Total	$111,312,993	$39,016,048	$72,296,945	$—

During the year ended March 31, 2013, investments with a value of $4,632,213 were transferred from level 1 to level 2 due to valuation adjustments made to exchange-traded prices as a result of market movements following the close of local trading.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL INTERNATIONAL LARGE-CAP FUND

Schedule of Investments

March 31, 2013

	Shares	Value
PREFERRED STOCKS - 1.0%

Brazil - 1.0%

Itau Unibanco Holding SA ADR	107,971	$1,921,884

Total Preferred Stocks (Cost $1,767,826)		1,921,884

COMMON STOCKS - 97.4%

Australia - 1.8%

QBE Insurance Group Ltd	193,511	2,731,103
Westpac Banking Corp	24,767	796,636

		3,527,739

Bermuda - 1.2%

Li & Fung Ltd	1,746,400	2,411,991

Brazil - 0.8%

BM&FBOVESPA SA	165,237	1,112,074
Tim Participacoes SA ADR	22,390	489,893

		1,601,967

Canada - 3.2%

Canadian National Railway Co	48,645	4,879,093
Valeant Pharmaceuticals International Inc *	18,860	1,414,877

		6,293,970

Czech Republic - 0.5%

Komercni Banka AS	5,772	1,101,802

France - 11.8%

Air Liquide SA	31,226	3,796,898
Danone SA	58,440	4,071,774
Dassault Systemes SA	9,954	1,151,487
Legrand SA	53,695	2,342,870
LVMH Moet Hennessy Louis Vuitton SA	23,363	4,013,693
Pernod-Ricard SA	32,854	4,098,216
Schneider Electric SA	54,395	3,978,617

		23,453,555

Germany - 11.5%

Bayer AG	64,014	6,604,838
Beiersdorf AG	37,907	3,501,822
Deutsche Boerse AG	8,523	516,158
Linde AG	29,690	5,522,982
Merck KGaA	20,522	3,097,049
SAP AG	45,821	3,672,084

		22,914,933

Hong Kong - 1.9%

AIA Group Ltd	535,600	2,347,622
China Unicom Ltd	1,036,000	1,391,183

		3,738,805

India - 1.4%

ICICI Bank Ltd ADR	63,452	2,722,091

Israel - 0.5%

Check Point Software Technologies Ltd *	23,562	1,107,178

Italy - 0.7%

Saipem SPA	43,924	1,353,653

	Shares	Value
Japan - 13.3%

Canon Inc	59,850	$2,207,091
Denso Corp	101,000	4,294,752
FANUC Corp	15,400	2,369,231
Honda Motor Co Ltd	127,200	4,901,454
Hoya Corp	114,900	2,161,502
Inpex Corp	529	2,843,279
Lawson Inc	32,800	2,519,832
NTT DOCOMO Inc	647	961,570
Shin-Etsu Chemical Co Ltd	64,700	4,293,566

		26,552,277

Mexico - 0.3%

Grupo Financiero Santander Mexico SAB de CV ‘B’ ADR *	40,461	624,313

Netherlands - 7.7%

Akzo Nobel NV	51,671	3,283,215
Heineken NV	75,575	5,704,866
ING Groep NV CVA *	356,943	2,565,268
Randstad Holding NV	90,941	3,726,867

		15,280,216

Russia - 0.5%

Sberbank of Russia ADR	78,587	1,001,984

Singapore - 1.7%

DBS Group Holdings Ltd	193,000	2,496,785
Singapore Telecommunications Ltd	296,380	859,348

		3,356,133

South Korea - 1.0%

Samsung Electronics Co Ltd	1,533	2,087,951

Spain - 2.5%

Amadeus IT Holding SA ‘A’	108,633	2,940,801
Banco Santander SA	226,325	1,531,082
Red Electrica Corp SA	9,520	479,231

		4,951,114

Sweden - 1.0%

Hennes & Mauritz AB ‘B’	53,534	1,917,093

Switzerland - 10.7%

Givaudan SA	387	475,520
Julius Baer Group Ltd	81,211	3,163,615
Kuehne + Nagel International AG	9,707	1,060,095
Nestle SA	97,306	7,039,702
Roche Holding AG	15,383	3,591,517
Sonova Holding AG	9,732	1,168,777
Swiss Re AG	22,823	1,857,427
UBS AG (XVTX)	194,067	2,980,320

		21,336,973

Taiwan - 2.4%

Hon Hai Precision Industry Co Ltd	573,080	1,591,177
Taiwan Semiconductor Manufacturing Co Ltd ADR	186,618	3,207,963

		4,799,140

United Kingdom - 20.3%

Barclays PLC	430,707	1,888,570
BG Group PLC	152,249	2,610,171
Compass Group PLC	340,173	4,342,929
Delphi Automotive PLC	55,498	2,464,111
Diageo PLC	124,584	3,905,774

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL INTERNATIONAL LARGE-CAP FUND

Schedule of Investments (Continued)

March 31, 2013

	Shares	Value
Hays PLC	578,980	$833,528
HSBC Holdings PLC (LI)	561,919	5,908,072
Reckitt Benckiser Group PLC	52,897	3,780,814
Rio Tinto PLC	65,477	3,099,134
Royal Dutch Shell PLC ‘A’ (LI)	21,035	684,964
Smiths Group PLC	110,463	2,097,899
Standard Chartered PLC	189,141	4,915,577
WPP PLC	243,859	3,870,721

		40,402,264

United States - 0.7%

Yum! Brands Inc	18,200	1,309,308

Total Common Stocks (Cost $140,852,245)		193,846,450

	Principal Amount

SHORT-TERM INVESTMENTS - 1.1%

Commercial Paper - 1.0%

HSBC USA Inc 0.060% due 04/01/13	$1,983,000	1,983,000

	Shares

Money Market Fund - 0.1%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	278,828	278,828

Total Short-Term Investments (Cost $2,261,828)		2,261,828

TOTAL INVESTMENTS - 99.5% (Cost $144,881,899)		198,030,162

OTHER ASSETS & LIABILITIES, NET - 0.5%		932,711

NET ASSETS - 100.0%		$198,962,873

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Financials	21.2%
Consumer Staples	17.4%
Consumer Discretionary	14.8%
Industrials	10.7%
Materials	10.3%
Information Technology	10.1%
Health Care	8.0%
Energy	3.8%
Others (each less than 3.0%)	3.2%

99.5%
Other Assets & Liabilities, Net	0.5%

100.0%

(b)	As of March 31, 2013, the fund was diversified by country of incorporation as a percentage of net assets as follows:

United Kingdom	20.3%
Japan	13.3%
France	11.8%
Germany	11.5%
Switzerland	10.7%
Netherlands	7.7%
Canada	3.2%
Others (each less than 3.0%)	21.0%

99.5%
Other Assets & Liabilities, Net	0.5%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL INTERNATIONAL LARGE-CAP FUND

Schedule of Investments (Continued)

March 31, 2013

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks (1)	$1,921,884	$1,921,884	$—	$—
	Common Stocks
	Australia	3,527,739	—	3,527,739	—
	Bermuda	2,411,991	—	2,411,991	—
	Brazil	1,601,967	1,601,967	—	—
	Canada	6,293,970	6,293,970	—	—
	Czech Republic	1,101,802	—	1,101,802	—
	France	23,453,555	—	23,453,555	—
	Germany	22,914,933	—	22,914,933	—
	Hong Kong	3,738,805	—	3,738,805	—
	India	2,722,091	2,722,091	—	—
	Israel	1,107,178	1,107,178	—	—
	Italy	1,353,653	—	1,353,653	—
	Japan	26,552,277	—	26,552,277	—
	Mexico	624,313	624,313	—	—
	Netherlands	15,280,216	—	15,280,216	—
	Russia	1,001,984	1,001,984	—	—
	Singapore	3,356,133	—	3,356,133	—
	South Korea	2,087,951	—	2,087,951	—
	Spain	4,951,114	—	4,951,114	—
	Sweden	1,917,093	—	1,917,093	—
	Switzerland	21,336,973	—	21,336,973	—
	Taiwan	4,799,140	3,207,963	1,591,177	—
	United Kingdom	40,402,264	2,464,111	37,938,153	—
	United States	1,309,308	1,309,308	—	—

		193,846,450	20,332,885	173,513,565	—
	Short-Term Investments	2,261,828	278,828	1,983,000	—

	Total	$198,030,162	$22,533,597	$175,496,565	$—

(1)	For equity investments categorized in a simple level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL INTERNATIONAL VALUE FUND

Schedule of Investments

March 31, 2013

	Shares	Value
PREFERRED STOCKS - 1.4%

Germany - 1.4%

Volkswagen AG	10,748	$2,136,502

Total Preferred Stocks (Cost $1,748,863)		2,136,502

COMMON STOCKS - 96.9%

Australia - 2.5%

Australia & New Zealand Banking Group Ltd	92,611	2,761,534
Goodman Group REIT	194,717	971,139

		3,732,673

Belgium - 1.5%

Solvay SA	16,519	2,238,816

Brazil - 0.5%

Cia Energetica de Minas Gerais ADR	61,600	729,960

Canada - 0.6%

First Quantum Minerals Ltd	43,122	820,118

China - 2.5%

China Construction Bank Corp ‘H’	1,981,000	1,622,490
China Shenhua Energy Co Ltd ‘H’	309,000	1,120,181
PetroChina Co Ltd ‘H’	744,000	978,700

		3,721,371

Denmark - 0.8%

Danske Bank AS *	67,082	1,202,610

Finland - 0.8%

UPM-Kymmene OYJ	103,888	1,163,861

France - 13.7%

AXA SA	83,905	1,446,401
BNP Paribas SA	53,007	2,730,799
Cie de St-Gobain	39,983	1,483,922
GDF Suez	40,429	779,235
Lafarge SA	18,032	1,199,321
Renault SA	24,508	1,538,971
Sanofi	48,725	4,968,773
Schneider Electric SA	27,844	2,036,595
Societe Generale SA *	41,038	1,353,813
Sodexo	20,441	1,905,926
Suez Environnement Co	51,358	655,418

		20,099,174

Germany - 6.2%

Allianz SE	25,401	3,451,417
BASF SE	19,303	1,691,244
Bayer AG	26,445	2,728,543
Deutsche Boerse AG	19,447	1,177,722

		9,048,926

Hong Kong - 2.9%

China Overseas Land & Investment Ltd	224,000	620,024
Hutchison Whampoa Ltd	224,000	2,343,674
Wharf Holdings Ltd	150,000	1,338,695

		4,302,393

	Shares	Value
Italy - 3.7%

ENI SPA	197,271	$4,429,706
Intesa Sanpaolo SPA	630,475	929,116

		5,358,822

Japan - 23.5%

Bridgestone Corp	38,800	1,308,923
Canon Inc	54,200	1,998,736
Daiwa House Industry Co Ltd	70,000	1,370,585
Hitachi Ltd	432,000	2,519,534
Honda Motor Co Ltd	72,800	2,805,235
Japan Airlines Co Ltd	24,400	1,138,268
Japan Tobacco Inc	48,100	1,539,476
Kirin Holdings Co Ltd	52,000	837,759
Marubeni Corp	125,000	955,796
Mitsubishi Heavy Industries Ltd	197,000	1,140,300
Mitsubishi UFJ Financial Group Inc	361,700	2,180,257
Mitsui Fudosan Co Ltd	68,000	1,939,803
Nippon Telegraph & Telephone Corp	23,900	1,042,602
Nissan Motor Co Ltd	114,700	1,111,397
ORIX Corp	144,300	1,843,097
Otsuka Holdings Co Ltd	36,200	1,260,743
Seven & I Holdings Co Ltd	52,700	1,747,760
Sumitomo Corp	108,600	1,369,675
Sumitomo Electric Industries Ltd	99,200	1,218,641
Sumitomo Mitsui Financial Group Inc	81,500	3,344,398
The Dai-ichi Life Insurance Co Ltd	504	677,073
Yamato Holdings Co Ltd	62,800	1,139,538

		34,489,596

Netherlands - 3.8%

ASML Holding NV	20,677	1,392,168
European Aeronautic Defence & Space Co NV	31,491	1,605,558
ING Groep NV CVA *	151,195	1,086,604
Unilever NV CVA	34,982	1,434,064

		5,518,394

Norway - 1.3%

Telenor ASA	85,587	1,877,088

Russia - 0.7%

Sberbank of Russia ADR	79,526	1,013,957

South Africa - 0.3%

African Bank Investments Ltd	114,100	374,887

South Korea - 0.8%

Samsung Electronics Co Ltd	861	1,172,685

Spain - 3.1%

Iberdrola SA	261,870	1,221,210
Repsol SA	87,566	1,781,729
Telefonica SA	108,879	1,471,713

		4,474,652

Sweden - 2.1%

Nordea Bank AB	60,984	691,971
Telefonaktiebolaget LM Ericsson ‘B’	192,372	2,400,313

		3,092,284

Switzerland - 5.4%

Credit Suisse Group AG	52,918	1,396,583
Novartis AG	42,041	2,993,800

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL INTERNATIONAL VALUE FUND

Schedule of Investments (Continued)

March 31, 2013

	Shares	Value
Roche Holding AG	6,426	$1,500,298
Swiss Re AG	25,205	2,051,284

		7,941,965

United Kingdom - 20.2%

Barclays PLC	547,531	2,400,822
British American Tobacco PLC	12,571	673,088
Centrica PLC	264,728	1,481,436
Experian PLC	40,757	712,479
HSBC Holdings PLC	541,753	5,696,044
InterContinental Hotels Group PLC	66,443	2,037,728
Kingfisher PLC	241,057	1,056,593
Pearson PLC	55,082	990,963
Prudential PLC	145,185	2,358,086
Rio Tinto PLC	20,169	954,632
Royal Dutch Shell PLC ‘A’	142,783	4,649,453
SABMiller PLC	32,208	1,702,190
Tullow Oil PLC	61,130	1,144,220
Vodafone Group PLC	1,313,036	3,727,468

		29,585,202

Total Common Stocks (Cost $122,205,231)		141,959,434

SHORT-TERM INVESTMENT - 1.7%

Money Market Fund -1.7%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	2,521,047	2,521,047

Total Short-Term Investment (Cost $2,521,047)		2,521,047

TOTAL INVESTMENTS -100.0% (Cost $126,475,141)		146,616,983

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(67,331)

NET ASSETS - 100.0%		$146,549,652

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Financials	32.8%
Industrials	10.3%
Consumer Discretionary	10.2%
Energy	9.6%
Health Care	9.2%
Information Technology	6.5%
Telecommunication Services	5.5%
Materials	5.5%
Consumer Staples	5.4%
Utilities	3.3%
Others (each less than 3.0%)	1.7%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	As of March 31, 2013, the fund was diversified by country of incorporation as a percentage of net assets as follows:

Japan	23.5%
United Kingdom	20.2%
France	13.7%
Germany	7.6%
Switzerland	5.4%
Netherlands	3.8%
Italy	3.7%
Spain	3.1%
Others (each less than 3.0%)	19.0%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(c)	Forward foreign currency contracts outstanding as of March 31, 2013 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	288,478	USD	299,004	05/13	CSF	$535
AUD	9,166,824	USD	9,485,371	05/13	RBC	32,932
CHF	669,868	EUR	542,095	05/13	CIT	10,917
CHF	5,410,070	USD	5,950,101	05/13	RBC	(248,472)
CHF	1,157,076	USD	1,244,555	05/13	SSB	(25,122)
CHF	328,472	USD	349,520	05/13	UBS	(3,346)
EUR	560,284	USD	722,832	05/13	CSF	(4,459)
GBP	525,227	USD	789,806	05/13	BRC	8,095
GBP	424,411	USD	655,221	05/13	CSF	(10,475)
GBP	205,168	USD	310,241	05/13	HSB	1,440
GBP	670,104	USD	1,052,694	05/13	SSB	(34,702)
GBP	273,564	USD	409,741	05/13	WBC	5,845
HKD	4,895,689	USD	631,662	05/13	HSB	(862)
JPY	48,624,367	EUR	388,203	05/13	BRC	18,927
JPY	55,912,632	USD	582,366	05/13	BRC	11,757
JPY	47,649,094	USD	510,156	05/13	CIT	(3,840)
NZD	239,302	USD	199,163	05/13	HSB	577
SEK	11,359,519	USD	1,784,522	05/13	HSB	(42,716)
SGD	3,408,646	USD	2,753,705	05/13	HSB	(5,338)
USD	595,854	CAD	598,244	05/13	RBC	7,412
USD	1,324,141	CHF	1,247,950	05/13	BRC	8,937
USD	454,815	CHF	430,621	05/13	CSF	987
USD	473,455	CHF	446,761	05/13	WBC	2,618

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL INTERNATIONAL VALUE FUND

Schedule of Investments (Continued)

March 31, 2013

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	370,073	EUR	286,732	05/13	CIT	$2,437
USD	653,241	EUR	506,004	05/13	CSF	4,464
USD	747,158	EUR	572,286	05/13	HSB	13,396
USD	7,906,628	EUR	5,824,378	05/13	RBS	438,856
USD	667,833	EUR	504,165	05/13	SSB	21,412
USD	443,135	EUR	329,542	05/13	UBS	20,610
USD	371,520	GBP	245,378	05/13	CIT	(1,247)
USD	500,665	GBP	329,730	05/13	CSF	(245)
USD	941,935	GBP	597,046	05/13	TDB	34,931
USD	369,904	HKD	2,869,120	05/13	BRC	224
USD	4,016,300	HKD	31,142,592	05/13	TDB	3,638
USD	490,026	JPY	45,264,780	05/13	CIT	9,046
USD	501,113	JPY	47,375,733	05/13	HSB	(2,298)
USD	658,077	JPY	62,328,871	05/13	MSC	(4,225)
USD	598,013	JPY	54,578,883	05/13	RBS	18,080
USD	369,527	JPY	34,944,321	05/13	SSB	(1,789)
USD	2,919,436	JPY	265,363,591	05/13	TDB	99,702
USD	625,198	JPY	60,150,737	05/13	UBS	(13,959)
USD	366,501	NOK	2,019,091	05/13	HSB	21,303
USD	197,716	NZD	239,302	05/13	GSC	(2,025)

Total Forward Foreign Currency Contracts						$393,958

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Assets	Preferred Stocks (1)	$2,136,502	$—	$2,136,502	$—
	Common Stocks
	Australia	3,732,673	—	3,732,673	—
	Belgium	2,238,816	—	2,238,816	—
	Brazil	729,960	729,960	—	—
	Canada	820,118	820,118	—	—
	China	3,721,371	—	3,721,371	—
	Denmark	1,202,610	—	1,202,610	—
	Finland	1,163,861	—	1,163,861	—
	France	20,099,174	—	20,099,174	—
	Germany	9,048,926	—	9,048,926	—
	Hong Kong	4,302,393	—	4,302,393	—
	Italy	5,358,822	—	5,358,822	—
	Japan	34,489,596	—	34,489,596	—
	Netherlands	5,518,394	—	5,518,394	—
	Norway	1,877,088	—	1,877,088
	Russia	1,013,957	1,013,957	—	—
	South Africa	374,887	—	374,887	—
	South Korea	1,172,685	—	1,172,685	—
	Spain	4,474,652	—	4,474,652	—
	Sweden	3,092,284	—	3,092,284	—
	Switzerland	7,941,965	—	7,941,965	—
	United Kingdom	29,585,202	—	29,585,202	—

		141,959,434	2,564,035	139,395,399	—
	Short-Term Investment	2,521,047	2,521,047	—	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	799,078	—	799,078	—

	Total Assets	147,416,061	5,085,082	142,330,979	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(405,120)	—	(405,120)	—

	Total Liabilities	(405,120)	—	(405,120)	—

	Total	$147,010,941	$5,085,082	$141,925,859	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL CURRENCY STRATEGIES FUND

Schedule of Investments

March 31, 2013

	Principal Amount	Value
FOREIGN GOVERNMENT BONDS & NOTES - 45.9%

Canada - 12.7%

Canadian Government 1.000% due 02/01/14	CAD 15,250,000	$15,010,107

France - 9.1%

French Treasury 4.500% due 07/12/13	EUR 8,300,000	10,767,721

Germany - 11.7%

Bundesobligation 3.500% due 04/12/13	10,850,000	13,918,284

United Kingdom - 12.4%

United Kingdom Gilt 2.250% due 03/07/14	GBP 9,500,000	14,707,126

Total Foreign Government Bonds & Notes (Cost $54,565,706)		54,403,238

SHORT-TERM INVESTMENTS - 54.0%

U.S. Treasury Bills - 12.0%

0.175% due 09/19/13 ‡	$14,200,000	14,193,255

	Shares	Value
Money Market Fund - 42.0%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	49,880,737	$49,880,737

Total Short-Term Investments (Cost $64,070,619)		64,073,992

TOTAL INVESTMENTS - 99.9% (Cost $118,636,325)		118,477,230

OTHER ASSETS & LIABILITIES, NET - 0.1%		165,448

NET ASSETS - 100.0%		$118,642,678

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Short-Term Investments	54.0%
Foreign Government Bonds & Notes	45.9%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	As of March 31, 2013, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were are follows (Unaudited):

AAA	63.6%
A-1 (Short Term Debt Only)	20.7%
AA	15.7%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	As of March 31, 2013, investments with a total aggregate value of $976,536 were fully or partially segregated with the broker(s)/custodian as collateral for forward foreign currency contracts. In addition, $740,000 in cash was segregated as collateral for forward foreign currency contracts.

(e)	Forward foreign currency contracts outstanding as of March 31, 2013 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	1,130,000	USD	1,178,809	04/13	RBS	($3,884)
EUR	13,858,095	USD	17,820,002	04/13	RBS	(53,896)
INR	1,955,250,000	USD	35,692,771	04/13	RBS	144,415
KRW	18,378,000,000	USD	16,832,599	04/13	MSC	(331,441)
KRW	1,322,000,000	USD	1,186,928	04/13	MSC	64
MXN	454,440,000	USD	35,730,629	04/13	BRC	998,830
PHP	697,250,000	USD	17,124,087	04/13	GSC	(31,274)
PLN	54,165,000	USD	17,063,739	04/13	BRC	(458,106)
USD	62,552,347	AUD	61,100,000	04/13	BRC	(976,812)
USD	59,678,068	CAD	61,600,000	04/13	MSC	(937,392)
USD	17,820,000	CHF	16,904,979	04/13	RBS	8,111
USD	17,138,354	CZK	332,760,000	04/13	GSC	587,536
USD	25,732,101	EUR	19,645,000	04/13	MSC	547,175
USD	14,258,075	GBP	9,500,000	04/13	BRC	(175,316)
USD	17,492,193	NOK	99,430,000	04/13	MSC	480,795
USD	71,395,648	NZD	86,385,000	04/13	RBS	(796,374)
ZAR	156,190,000	USD	17,101,953	04/13	RBS	(157,398)

Total Forward Foreign Currency Contracts						($1,154,967)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL CURRENCY STRATEGIES FUND

Schedule of Investments (Continued)

March 31, 2013

(f)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Foreign Government Bonds & Notes	$54,403,238	$—	$54,403,238	$—
	Short-Term Investments	64,073,992	49,880,737	14,193,255	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	2,766,926	—	2,766,926	—

	Total Assets	121,244,156	49,880,737	71,363,419	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(3,921,893)	—	(3,921,893)	—

	Total Liabilities	(3,921,893)	—	(3,921,893)	—

	Total	$117,322,263	$49,880,737	$67,441,526	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments

March 31, 2013

	Shares	Value
COMMON STOCKS - 1.7%

France - 0.4%

Sanofi	3,686	$375,883
Total SA	6,722	321,289

		697,172

Germany - 1.0%

Deutsche Euroshop AG	14,000	566,648
Deutsche Wohnen AG	30,000	545,631
GSW Immobilien AG	13,900	550,459

		1,662,738

Luxembourg - 0.3%

GAGFAH SA *	46,800	574,926

Total Common Stocks (Cost $2,914,182)		2,934,836

	Principal Amount
MORTGAGE-BACKED SECURITIES - 0.4%

United States - 0.4%

Fannie Mae (IO)
5.946% due 01/25/43 " §	$2,972,087	661,907

Total Mortgage-Backed Securities (Cost $676,580)		661,907

FOREIGN GOVERNMENT BONDS & NOTES - 36.3%

Cyprus - 0.9%

Cyprus Government
3.750% due 06/03/13	EUR 420,000	492,617
3.750% due 11/01/15	350,000	302,838
4.375% due 07/15/14	350,000	347,703
4.625% due 02/03/20	515,000	387,841

		1,530,999

Guatemala - 0.5%

Guatemala Government 4.875% due 02/13/28 ~	$900,000	884,250

Israel - 0.2%

Israel Government 4.500% due 01/30/43	357,000	345,157

Jordan - 0.9%

Jordan Government
6.925% due 06/04/14	JOD 400,000	558,255
7.078% due 07/18/14	700,000	979,941

		1,538,196

Mexico - 4.2%

Mexican Bonos 8.000% due 12/19/13	MXN 87,000,000	7,246,186

New Zealand - 4.1%

New Zealand Government 5.500% due 04/15/23	NZD 7,190,000	7,030,543

	Principal Amount	Value
Paraguay - 0.2%

Republic of Paraguay 4.625% due 01/25/23 ~	$376,000	$379,384

Philippines - 1.4%

Philippine Government 5.875% due 01/31/18	PHP 85,990,000	2,389,487

Romania - 2.8%

Romania Government
5.750% due 01/27/16	RON 790,000	231,563
5.800% due 10/26/15	8,030,000	2,357,863
5.850% due 07/28/14	2,930,000	856,038
5.900% due 07/26/17	4,130,000	1,217,806
11.000% due 03/05/14	400,000	122,300

		4,785,570

Serbia - 6.6%

Serbia Treasury
10.000% due 01/10/15	RSD 604,100,000	6,817,621
10.000% due 01/24/18	103,830,000	1,115,980
Serbia Treasury Bills
10.026% due 04/03/14	36,510,000	378,227
10.594% due 02/20/14	111,310,000	1,165,125
11.348% due 01/23/14	188,540,000	1,989,174

		11,466,127

Sri Lanka - 5.0%

Sri Lanka Government International
5.875% due 07/25/22 ~	$1,776,000	1,851,480
6.250% due 10/04/20 ~	796,000	851,720
Sri Lanka Government
7.000% due 03/01/14	LKR 7,500,000	57,269
8.500% due 04/01/18	250,730,000	1,767,435
9.000% due 05/01/21	503,840,000	3,409,160
11.750% due 04/01/14	37,500,000	298,391
11.750% due 03/15/15	37,500,000	299,854

		8,535,309

Turkey - 9.5%

Turkey Government
4.000% due 04/01/20 ^	TRY 9,604,905	6,303,999
5.690% due 07/17/13	17,764,000	9,656,947
6.043% due 04/09/14	909,776	472,638

		16,433,584

Total Foreign Government Bonds & Notes (Cost $63,242,827)		62,564,792

PURCHASED OPTIONS - 0.2%
(See Note (g) in Notes to Schedule of Investments) (Cost $524,325)		322,731

SHORT-TERM INVESTMENTS - 61.9%

Foreign Government Issues - 20.2%

Bank Negara Malaysia Monetary Notes (Malaysia) 2.985% due 04/30/13	MYR 44,196,000	14,235,522
Mexico Cetes (Mexico) 3.728% due 05/09/13	MXN 3,542,000	285,612
Nigeria Treasury Bills (Nigeria)
10.045% due 12/05/13	NGN 433,302,000	2,528,510
10.441% due 08/01/13	700,000,000	4,248,742
10.910% due 06/06/13	800,000,000	4,942,441
Philippines Treasury Bills (Philippines) 0.357% due 06/13/13	PHP 196,820,000	4,820,426

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2013

	Principal Amount	Value
Romania Treasury Bills (Romania) 5.916% due 01/15/14	RON 5,700,000	$1,590,613
Singapore Treasury Bills (Singapore) 0.181% due 04/04/13	SGD 140,000	112,869
Sri Lanka Treasury Bills (Sri Lanka)
11.123% due 02/28/14	LKR 81,910,000	587,917
11.141% due 02/21/14	22,700,000	163,094
11.151% due 03/07/14	22,600,000	161,709
11.281% due 03/14/14	40,000,000	285,330
11.284% due 03/28/14	77,670,000	550,958
11.351% due 02/14/14	23,000,000	165,605

		34,679,348

	Shares
Money Market Fund - 34.6%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	59,471,122	59,471,122

	Principal Amount
Repurchase Agreement - 4.2%

Citibank Inc (0.130%) due 04/11/13 (Dated 03/07/13, repurchase price of $7,197,982; Collateralized by France Government: 4.000% due 10/25/38 and value $7,239,074)	EUR 5,616,000	7,198,892

U.S. Treasury Bills - 2.9%

0.049% due 04/04/13 ‡	$5,000,000	4,999,978

Total Short-Term Investments (Cost $106,706,082)		106,349,340

TOTAL INVESTMENTS - 100.5% (COST $174,063,996)		172,833,606

TOTAL SECURITIES SOLD SHORT - (4.1%)
(See Note (d) to Schedule of Investments) (Proceeds $7,426,837)		(7,135,222)

OTHER ASSETS & LIABILITIES, NET - 3.6%		6,226,946

NET ASSETS - 100.0%		$171,925,330

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Short-Term Investments	61.9%
Foreign Government Bonds & Notes	36.3%
Others (each less than 3.0%)	2.3%

	100.5%
Securities Sold Short	(4.1%	)
Other Assets & Liabilities, Net	3.6%

	100.0%

(b)	As of March 31, 2013, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were are follows (Unaudited):

A-1 (Short-Term Debt Only)	11.1%
AA/US Government & Agency Issues	7.0%
A	6.9%
BB	1.1%
B	2.5%
CCC	1.4%
Not Rated	70.0%

100.0%

(c)	Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the annualized effective yield on the date of purchase.

(d)	Securities sold short outstanding as of March 31, 2013 were as follows:

Description	Principal Amount	Value
Foreign Government Bonds & Notes - (4.1%)
France Government 4.000% due 10/25/38	EUR 4,800,000	($7,135,222)

Total Securities Sold Short (Proceeds $7,426,837)		($7,135,222)

(e)	Open futures contracts outstanding as of March 31, 2013 were as follows:

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Nikkei 225 Index (06/13)	14	JPY 170,839,774	$29,303

Short Futures Outstanding
CAC 40 Index (04/13)	65	EUR 2,496,975	91,114
Euro-Bobl 5-Year Notes (06/13)	69	6,900,000	(78,811)
Euro-Schatz 10-Year Notes (06/13)	30	3,000,000	(48,501)
Japanese Government 10-Year Bond (06/13)	6	JPY 600,000,000	(67,573)
U.S. 10-Year Deliverable Interest Rate Swap (06/13)	19	$1,900,000	(25,858)

			(129,629)

Total Futures Contracts			($100,326)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2013

(f)	Forward foreign currency contracts outstanding as of March 31, 2013 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
CNH	58,012,000	USD	9,295,752	04/13	CIT	$27,445
CNY	48,638,000	USD	7,746,878	06/13	JPM	45,856
COP	3,004,842,000	USD	1,665,149	05/13	MSC	(26,867)
EUR	231,628	HRK	1,784,000	03/14	CIT	(290)
EUR	544,088	HRK	4,189,000	04/14	CIT	—
EUR	10,128,706	HUF	3,021,469,000	04/13	JPM	287,948
EUR	330,612	HUF	101,306,000	04/13	JPM	(1,872)
EUR	978,447	HUF	291,264,228	04/13	SCB	30,396
EUR	413,176	USD	536,959	05/13	GSC	(7,136)
HKD	15,004,000	USD	1,934,951	05/13	HSB	(1,624)
HUF	646,300,000	EUR	2,158,002	04/13	JPM	(50,626)
IDR	8,232,027,000	USD	845,177	05/13	CIT	(2,451)
IDR	16,065,788,000	USD	1,651,500	05/13	SCB	(6,603)
INR	1,043,352,000	USD	18,792,194	04/13	JPM	331,090
KRW	13,622,874,000	USD	12,517,802	04/13	SCB	(284,069)
KRW	775,573,000	USD	709,582	05/13	CIT	(14,597)
KRW	730,179,000	USD	652,732	05/13	JPM	1,427
MXN	52,990,000	USD	4,112,374	04/13	MSC	167,617
MYR	1,010,000	USD	322,684	04/13	JPM	3,065
MYR	7,558,000	USD	2,423,601	04/13	SCB	14,031
NOK	42,022,000	EUR	5,721,452	04/13	CIT	(144,256)
PEN	16,807,000	USD	6,590,838	04/13	SCB	(106,953)
PEN	853,000	USD	329,726	05/13	CIT	(738)
PHP	73,373,000	USD	1,799,769	04/13	CIT	(1,368)
PHP	60,475,330	USD	1,491,083	04/13	JPM	(8,481)
RSD	271,582,001	EUR	2,423,974	04/13	CIT	(9,784)
RUB	17,400,000	USD	551,768	06/13	CIT	464
RUB	34,814,000	USD	1,099,274	06/13	HSB	5,634
RUB	50,204,000	USD	1,612,540	07/13	HSB	(26,177)
RUB	12,909,000	USD	403,532	09/13	HSB	(113)
RUB	34,814,000	USD	1,084,295	09/13	HSB	3,678
RUB	4,491,000	USD	140,410	09/13	JPM	(61)
RUB	17,360,000	USD	536,258	12/13	GSC	(1,284)
RUB	34,814,000	USD	1,070,048	12/13	JPM	2,796
SEK	40,600,000	EUR	4,740,969	04/13	CIT	151,121
SEK	3,675,000	EUR	425,374	05/13	JPM	17,947
SGD	7,684,000	USD	6,141,452	06/13	JPM	54,883
USD	6,375,492	AUD	6,208,000	05/13	JPM	(61,937)
USD	1,910,676	CNY	12,000,000	06/13	HSB	(11,953)
USD	238,124	EUR	183,422	05/13	CIT	2,918
USD	22,056,041	EUR	16,506,672	05/13	GSC	889,206
USD	364,227	EUR	285,094	05/13	GSC	(1,354)
USD	19,158,430	EUR	14,727,455	06/13	GSC	269,978
USD	843,964	IDR	8,232,027,000	05/13	CIT	1,238
USD	1,645,579	IDR	16,065,788,000	05/13	SCB	682
USD	5,051,462	JPY	459,792,000	04/13	GSC	166,470
USD	6,497,491	JPY	572,429,000	04/13	HSB	415,843
USD	6,866,990	NZD	8,440,357	06/13	JPM	(156,165)
USD	112,032	TRY	200,000	04/13	JPM	1,672
USD	4,141,714	TWD	122,661,000	05/13	JPM	36,136
USD	6,405,987	ZAR	59,276,520	06/13	SCB	22,046
ZAR	7,524,435	USD	804,524	06/13	JPM	5,840
ZAR	4,734,565	USD	506,368	06/13	SCB	3,534

Total Forward Foreign Currency Contracts						$2,034,202

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2013

(g)	Purchased options outstanding as of March 31, 2013 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amounts	Cost	Value
Call - OTC Colombian Peso versus U.S. Dollar	$1,757.00	02/18/14	CIT	COP 10,912,021,000	$70,604	$37,090
Call - OTC Colombian Peso versus U.S. Dollar	1,757.00	02/18/14	JPM	2,561,813,000	17,701	8,707
Put - OTC British Pound versus U.S. Dollar	1.40	03/13/14	CIT	GBP 5,619,000	127,124	71,744
Put - OTC British Pound versus U.S. Dollar	1.35	03/13/14	MSC	11,256,000	165,647	82,906

					$381,076	$200,447

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	Counter- party	Number of Contracts	Cost	Value
Put - CME Dow Jones Euro Stoxx 50 (04/13)	EUR 2,450.00	04/19/13	GSC	542	$65,929	$73,645
Put - CME Dow Jones Euro Stoxx 50 (04/13)	2,400.00	04/19/13	GSC	558	77,320	48,639

					$143,249	$122,284

Total Purchased Options					$524,325	$322,731

(h)	Swap agreements outstanding as of March 31, 2013 were as follows:

Credit Default Swaps on Sovereign Issues – Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/13 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Croatia Government	1.000%	12/20/16	MSC	2.970%	$198,000	$13,678	$10,567	$3,111
China Government	1.000%	12/20/17	JPM	0.667%	3,100,000	(48,962)	(59,131)	10,169
Croatia Government	1.000%	03/20/18	CIT	3.320%	1,200,000	125,128	83,000	42,128
Thailand Government	1.000%	03/20/18	CIT	0.942%	3,300,000	(10,416)	(16,419)	6,003
Croatia Government	1.000%	03/20/18	HSB	3.320%	313,000	32,802	29,014	3,788
China Government	1.000%	03/20/18	JPM	0.705%	1,100,000	(16,136)	(17,332)	1,196
Qatar Government	1.000%	03/20/18	JPM	0.655%	418,000	(7,193)	(7,056)	(137)
Tunisia Government	1.000%	03/20/18	JPM	3.587%	375,000	43,145	40,581	2,564
Croatia Government	1.000%	03/20/18	MSC	3.320%	2,262,000	237,702	194,313	43,389
Lebanon Government	5.000%	03/20/18	JPM	4.198%	689,000	(25,557)	(29,026)	3,469
Colombia Government	1.000%	06/20/18	CIT	0.987%	460,000	(389)	(695)	306
Qatar Government	1.000%	06/20/18	GSC	0.693%	1,420,000	(22,695)	(20,960)	(1,735)
Colombia Government	1.000%	12/20/22	CIT	1.365%	6,520,000	203,291	223,551	(20,260)
Russia Government	1.000%	12/20/22	GSC	2.081%	5,240,000	468,575	413,671	54,904
Mexico Government	1.000%	12/20/22	HSB	1.336%	6,520,000	187,298	217,967	(30,669)
South Africa Government	1.000%	12/20/22	HSB	2.337%	22,560,000	2,463,545	1,985,816	477,729
Spain Government	1.000%	12/20/22	HSB	3.275%	5,250,000	875,189	974,920	(99,731)
Brazil Government	1.000%	12/20/22	MSC	1.750%	6,520,000	410,197	284,509	125,688
Belgium Government	1.000%	03/20/23	JPM	1.210%	2,980,000	53,880	74,487	(20,607)
Mexico Government	1.000%	06/20/23	CIT	1.355%	461,000	14,617	15,032	(415)

						$4,997,699	$4,396,809	$600,890

Credit Default Swaps on Sovereign Issues – Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/13 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
South Africa Government	1.000%	12/20/17	HSB	1.697%	$22,560,000	($705,760)	($463,220)	($242,540)
Turkey Government	1.000%	12/20/22	GSC	1.880%	5,240,000	(385,054)	(346,016)	(39,038)

						($1,090,814)	($809,236)	($281,578)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2013

Credit Default Swaps on Credit Indices – Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Notional Amount (4)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Depreciation
iTraxx FINSEN - 18 5Y	1.000%	06/20/18	MSC	EUR 1,890,000	$107,301	$107,907	($606)
iTraxx FINSUB - 18 5Y	5.000%	06/20/18	JPM	1,260,000	(144,135)	(142,112)	(2,023)

					($36,834)	($34,205)	($2,629)

Credit Default Swaps on Credit Indices – Sell Protection (2)
Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Notional Amount (4)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Dow Jones CDX NA - HY20 5Y	5.000%	06/20/18	CIT	$2,517,000	$80,229	$83,375	($3,146)

Total Credit Default Swaps					$3,950,280	$3,636,743	$313,537

(1)	If the fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and is a representation of the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
Cross Currency Swaps

Notional Amount on Fixed Rate Currency Received	Notional Amount on Floating Rate Currency Delivered	Pay/Receive Floating Rate	Counter- party	Fixed Rate	Expiration Date	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
TRY 11,627,055	$6,521,062	Receive	MSC	5.370%	04/01/20	$269,600	$—	$269,600

Interest Rate Swaps

Floating Rate Index	Counter- party	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1-Month MXN Interbank TIIE	JPM	Receive	4.692%	01/28/14	MXN 1,579,700,000	($369,558)	$—	($369,558)
6-Month PLN-WIBOR	HSB	Pay	3.430%	12/12/17	PLN 60,000,000	31,070	—	31,070
6-Month PLN-WIBOR	HSB	Receive	3.620%	12/12/17	13,000,000	(57,543)	—	(57,543)
6-Month PLN-WIBOR	HSB	Receive	3.356%	12/12/17	6,880,000	(6,448)	—	(6,448)
3-Month New Zealand Bank Bills	CIT	Pay	3.720%	12/12/22	NZD 15,830,000	(101,806)	—	(101,806)
3-Month New Zealand Bank Bills	JPM	Pay	4.125%	02/25/23	1,422,000	19,059	—	19,059
3-Month New Zealand Bank Bills	JPM	Pay	4.140%	02/25/23	2,873,000	41,515	—	41,515

Total Interest Rate Swaps						($443,711)	$—	($443,711)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2013

Total Return Swaps

Receive Total Return	Pay	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Interest from Guatemala Bills	3-Month USD-LIBOR +50 bp	CIT	12/5/2013	GTQ 2,350,000	$3,841	$—	$3,841

Total Swap Agreements					$3,780,010	$3,636,743	$143,267

(i)	As of March 31, 2013, investments with total aggregate values of $589,997 and $312,999 were fully or partially segregated with the broker(s)/custodian as collateral for open futures and swap contracts, respectively.

(j)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$2,934,836	$—	$2,934,836	$—
	Mortgage-Backed Securities	661,907	—	661,907	—
	Foreign Government Bonds & Notes	62,564,792	—	61,026,596	1,538,196
	Short-Term Investments	106,349,340	59,471,122	46,878,218	—
	Derivatives:
	Credit Contracts
	Swaps	5,316,577	—	5,316,577	—
	Equity Contracts
	Futures	120,417	120,417	—	—
	Purchased Options	122,284	122,284	—	—

	Total Equity Contracts	242,701	242,701	—	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	2,960,961	—	2,960,961	—
	Purchased Options	200,447	—	200,447	—
	Swaps	269,600	—	269,600	—

	Total Foreign Currency Contracts	3,431,008	—	3,431,008	—
	Interest Rate Contracts
	Swaps	95,485	—	91,644	3,841

	Total Assets - Derivatives	9,085,771	242,701	8,839,229	3,841

	Total Assets	181,596,646	59,713,823	120,340,786	1,542,037

Liabilities	Securities Sold Short
	Foreign Government Bonds & Notes	(7,135,222)	—	(7,135,222)	—
	Derivatives:
	Credit Contracts
	Swaps	(1,366,297)	—	(1,366,297)	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(926,759)	—	(926,759)	—
	Interest Rate Contracts
	Futures	(220,743)	(220,743)	—	—
	Swaps	(535,355)	—	(535,355)	—

	Total Interest Rate Contracts	(756,098)	(220,743)	(535,355)	—

	Total Liabilities - Derivatives	(3,049,154)	(220,743)	(2,828,411)	—

	Total Liabilities	(10,184,376)	(220,743)	(9,963,633)	—

	Total	$171,412,270	$59,493,080	$110,377,153	$1,542,037

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL PRECIOUS METALS FUND

Schedule of Investments

March 31, 2013

	Shares	Value
COMMON STOCKS - 91.3%

Australia - 9.5%

Gryphon Minerals Ltd *	270,410	$98,372
Newcrest Mining Ltd	213,023	4,451,591
Perseus Mining Ltd *	430,274	808,982
Regis Resources Ltd *	164,745	711,253
Troy Resources Ltd	79,274	179,085

		6,249,283

Bermuda - 0.9%

Continental Gold Ltd *	90,150	578,607

Canada - 58.4%

Agnico-Eagle Mines Ltd	72,080	2,958,163
Alamos Gold Inc	117,583	1,614,690
Aureus Mining Inc *	190,931	112,095
AuRico Gold Inc *	55,000	346,508
B2Gold Corp *	170,000	517,104
Barrick Gold Corp	148,643	4,370,104
Centerra Gold Inc	103,838	618,418
Detour Gold Corp *	90,355	1,737,100
Eldorado Gold Corp	313,601	2,997,555
First Quantum Minerals Ltd	27,489	522,801
Franco-Nevada Corp	38,553	1,759,810
Goldcorp Inc	169,804	5,710,509
IAMGOLD Corp	163,437	1,179,301
Kinross Gold Corp	385,932	3,054,480
MAG Silver Corp *	37,430	355,195
New Gold Inc *	123,557	1,123,854
Osisko Mining Corp *	280,767	1,666,609
Platinum Group Metals Ltd *	224,000	315,322
Pretium Resources Inc *	8,486	67,330
Rio Alto Mining Ltd *	63,710	292,883
SEMAFO Inc	40,249	100,637
Silver Wheaton Corp	44,754	1,403,038
Tahoe Resources Inc *	49,459	870,042
Torex Gold Resources Inc *	329,392	564,200
Yamana Gold Inc	278,495	4,290,443

		38,548,191

Peru - 1.6%

Cia de Minas Buenaventura SA ADR	41,754	1,083,934

South Africa - 3.2%

AngloGold Ashanti Ltd ADR	46,457	1,094,062
Gold Fields Ltd ADR	62,566	484,887
Impala Platinum Holdings Ltd	36,972	544,372

		2,123,321

United Kingdom - 10.8%

Fresnillo PLC	74,285	1,548,384
Hochschild Mining PLC	72,124	302,298
Randgold Resources Ltd ADR	61,085	5,252,088

		7,102,770

United States - 6.9%

Newmont Mining Corp	62,921	2,635,761
Royal Gold Inc	27,017	1,919,018

		4,554,779

Total Common Stocks (Cost $72,475,653)		60,240,885

	Shares	Value
SHORT-TERM INVESTMENT - 8.9%

Money Market Fund - 8.9%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	5,853,175	$5,853,175

Total Short-Term Investment (Cost $5,853,175)		5,853,175

TOTAL INVESTMENTS - 100.2% (Cost $78,328,828)		66,094,060

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(143,305)

NET ASSETS - 100.0%		$65,950,755

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified by precious metals sector as a percentage of net assets as follows:

Gold	82.0%
Precious Metals & Minerals	8.1%
Others (each less than 3.0%)	1.2%

	91.3%
Short-Term Investment	8.9%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	As of March 31, 2013, the fund was diversified by country of incorporation as a percentage of net assets as follows:

Canada	58.4%
United States (Includes Short-Term Investment)	15.8%
United Kingdom	10.8%
Australia	9.5%
South Africa	3.2%
Others (each less than 3.0%)	2.5%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL PRECIOUS METALS FUND

Schedule of Investments (Continued)

March 31, 2013

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$6,249,283	$—	$6,249,283	$—
	Bermuda	578,607	578,607	—	—
	Canada	38,548,191	38,436,096	112,095	—
	Peru	1,083,934	1,083,934	—	—
	South Africa	2,123,321	1,578,949	544,372	—
	United Kingdom	7,102,770	5,252,088	1,850,682	—
	United States	4,554,779	4,554,779	—	—

		60,240,885	51,484,453	8,756,432	—
	Short-Term Investment	5,853,175	5,853,175	—	—

	Total	$66,094,060	$57,337,628	$8,756,432	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

PL ALTERNATIVE STRATEGIES FUND

Schedule of Investments

March 31, 2013

	Shares	Value
AFFILIATED MUTUAL FUNDS - 264.1%

PL Floating Rate Income Fund ‘P’	382	$3,999
PL Inflation Managed Fund ‘P’	1,216	11,844
PL Real Estate Fund ‘P’	300	4,098
PL Emerging Markets Debt Fund ‘P’	372	3,915
PL Currency Strategies Fund ‘P’ *	1,909	19,696
PL Global Absolute Return Fund ‘P’	2,351	23,952
PL Precious Metals Fund ‘P’	1,362	11,195

Total Affiliated Mutual Funds (Cost $78,850)		78,699

TOTAL INVESTMENTS - 264.1% (Cost $78,850)		78,699

OTHER ASSETS & LIABILITIES, NET - (164.1%)		(48,904)

NET ASSETS - 100.0%		$29,795

Notes to Schedule of Investments

(a)	As of March 31, 2013, the fund was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	212.8%
Affiliated Equity Funds	51.3%

	264.1%
Other Assets & Liabilities, Net	(164.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2013:

		Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$78,699	$78,699	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-79

PACIFIC LIFE FUNDS

Schedule of Investments (Continued)

Explanation of Symbols and Terms

March 31, 2013

Explanation of Symbols:
*	Non-income producing investments.
"	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
^	Investments with their principal amount adjusted for inflation.
§	Variable rate investments. The rate shown is based on the latest available information as of March 31, 2013. For Senior Loan Notes, the rate shown may represent a weighted average interest rate.
Ω	Investments were in default as of March 31, 2013.
±	The security is a perpetual bond and has no definite maturity date.
µ	Unsettled position. Contract rates do not take effect until settlement date.
~

Securities are not registered under the Securities Act of 1933

(1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.

¯	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Trust does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Trust’s Board of Trustees (the “Board’).
‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for securities sold short, futures contracts, swap contracts and/or reverse repurchase agreements, if any, as of March 31, 2013.
+	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board. Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 3D in Notes to Financial Statements).
l	Total shares owned by the fund as of March 31, 2013 were less than one share.

Counterparty Abbreviations:
BNP	BNP Paribas
BNS	Bank of Nova Scotia
BNY	Bank of New York Mellon
BOA	Bank of America
BRC	Barclays
CIB	Canadian Imperial Bank of Commerce
CIT	Citigroup
CME	Chicago Mercantile Exchange
CSF	Credit Suisse
DUB	Deutsche Bank
GSC	Goldman Sachs
HSB	HSBC
JPM	JPMorgan Chase
MSC	Morgan Stanley
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland
SCB	Standard Chartered Bank
SSB	State Street Bank
TDB	Toronto Dominion Bank
UBS	UBS
WBC	Westpac Banking Group

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Renminbi Offshore (Hong Kong)
CNY	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
GTQ	Guatemalan Quetzal
HKD	Hong Kong Dollar
HRK	Croatian Kuna
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JOD	Jordanian Dinar
JPY	Japanese Yen
KRW	Korean Won
LKR	Sri Lankan Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RSD	Serbian Dinar
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Other Abbreviations:
ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CPI	Consumer Price Index
CVA	Certificaten Van Aandelen (Dutch Certificate)
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
IO	Interest Only
LIBOR	London Interbank Offered Rate
‘NY’	New York Shares
OTC	Over the Counter
REIT	Real Estate Investment Trust
WIBOR	Warsaw Interbank Offered Rate

Notes:

The countries listed in the Schedules of Investments are based on country of incorporation.

The descriptions and Standard and Poor’s quality ratings of the companies and credit spreads, if any, shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2013

	PL Floating Rate Loan Fund	PL Inflation Managed Fund	PL Managed Bond Fund	PL Short Duration Bond Fund	PL Emerging Markets Debt Fund	PL Comstock Fund
ASSETS
Investments and repurchase agreements, at cost	$111,207,037	$170,659,629	$689,165,357	$222,218,412	$81,874,000	$196,505,369
Investments, at value	$112,826,917	$177,948,043	$704,881,314	$224,075,547	$84,089,357	$261,753,604
Repurchase agreements, at value	—	—	500,000	—	—	—
Cash (1)	—	—	145,000	—	—	—
Foreign currency held, at value (2)	—	73,634	130,627	—	304,934	53
Receivables:
Dividends and interest	322,657	530,924	3,052,473	1,129,582	1,353,969	460,290
Fund shares sold	247,871	—	493,259	234,661	186,051	—
Securities sold	—	1,088,524	21,376,102	—	610,716	396,130
Reverse repurchase agreements	—	—	5,379,500	—	—	—
Variation margin	—	—	—	7,031	—	—
Foreign tax reclaim	—	—	—	—	—	22,029
Due from adviser	19,014	15,801	66,183	25,893	—	18,027
Forward foreign currency contracts appreciation	—	218,320	1,207,571	—	188,141	124,280
Prepaid expenses and other assets	1,671	2,556	8,808	3,317	1,421	3,451
Swap contracts, at value	—	283,315	2,034,445	—	—	—
Total Assets	113,418,130	180,161,117	739,275,282	225,476,031	86,734,589	262,777,864
LIABILITIES
Payables:
Securities purchased	3,090,688	15	157,727,673	1,684,653	561,233	660,912
Reverse repurchase agreements	—	—	9,570,250	—	—	—
Variation margin	—	143,645	1,400,516	—	—	—
Sale-buyback financing transactions	—	15,204,972	2,522,062	—	—	—
Due to brokers (3)	—	60,000	1,365,000	—	—	—
Accrued advisory fees	59,539	55,511	190,239	75,131	102,800	161,147
Accrued administration fees	13,740	20,817	71,340	28,174	10,840	32,887
Accrued support service expenses	10,719	22,964	55,267	19,633	7,934	23,286
Accrued custodian fees and expenses	10,109	8,027	24,595	7,698	14,604	9,776
Accrued transfer agency out-of-pocket expenses	3,595	5,393	19,003	7,190	3,082	7,447
Accrued legal, audit and tax service fees	12,280	18,420	64,910	24,560	10,526	25,438
Accrued trustees’ fees and expenses and deferred compensation	195	1,547	7,429	575	17	2,348
Accrued interest	—	—	161	—	—	—
Accrued offering expenses	—	—	—	—	12,856	—
Accrued other	12,932	13,918	43,837	21,846	18,745	12,469
Forward foreign currency contracts depreciation	—	139,609	604,903	5,873	129,580	170,768
Outstanding options written, at value (premiums received $210,065 and $245,423)	—	60,743	121,973	—	—	—
Swap contracts, at value	—	124,230	200,859	—	16,535	—
Total Liabilities	3,213,797	15,879,811	173,990,017	1,875,333	888,752	1,106,478
NET ASSETS	$110,204,333	$164,281,306	$565,285,265	$223,600,698	$85,845,837	$261,671,386
NET ASSETS CONSIST OF:
Paid-in capital	$106,853,826	$159,206,985	$544,166,046	$221,515,232	$81,537,691	$216,173,850
Undistributed/accumulated net investment income (loss)	1,187,713	(1,022,547)	2,331,238	634,635	944,026	1,591,825
Undistributed/accumulated net realized gain (loss)	542,914	(1,358,861)	1,480,409	(386,972)	1,112,970	(21,295,681)
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	1,619,880	7,455,729	17,307,572	1,837,803	2,251,150	65,201,392
NET ASSETS	$110,204,333	$164,281,306	$565,285,265	$223,600,698	$85,845,837	$261,671,386
Class P Shares:
Shares of beneficial interest outstanding	10,764,482	16,876,068	50,886,262	22,095,114	8,155,966	18,169,292
Net Asset Value Per Share	$10.24	$9.73	$11.11	$10.12	$10.53	$14.40

(1)	Includes cash collateral segregated for open swap contracts in the PL Managed Bond Fund of $145,000.
(2)	The cost of foreign currency for the PL Inflation Managed, PL Managed Bond, PL Emerging Markets Debt and PL Comstock Funds were $74,155, $134,118, $310,844 and $53, respectively.
(3)	The PL Inflation Managed and PL Managed Bond Funds received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the Funds and the counterparties. The Funds invest such cash collateral in investments securities (See Note 5 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2013

	PL Growth LT Fund	PL Large-Cap Growth Fund	PL Large-Cap Value Fund	PL Main Street Core Fund	PL Mid-Cap Equity Fund	PL Mid-Cap Growth Fund
ASSETS
Investments, at cost	$36,850,670	$124,490,490	$228,610,164	$159,548,251	$127,470,847	$48,748,574
Investments, at value	$48,639,598	$145,982,475	$323,646,313	$212,011,186	$138,406,654	$61,463,253
Cash (1)	—	293,600	—	—	—	—
Foreign currency held, at value (2)	—	—	—	—	—	796
Receivables:
Dividends and interest	35,411	139,402	730,505	182,159	249,000	30,740
Fund shares sold	—	64,634	—	61,976	—	—
Securities sold	—	84,730	—	335,135	1,174,094	221,156
Variation margin	—	9,375	—	—	—	—
Foreign tax reclaim	3,115	—	1,461	—	—	9,913
Due from adviser	6,181	27,230	21,301	19,085	28,314	1,101
Forward foreign currency contracts appreciation	20,581	—	—	—	—	—
Prepaid expenses and other assets	735	2,142	4,755	3,915	1,920	956
Total Assets	48,705,621	146,603,588	324,404,335	212,613,456	139,859,982	61,727,915
LIABILITIES
Payables:
Securities purchased	—	4,063,720	—	—	1,289,056	92,351
Accrued advisory fees	22,448	56,379	176,628	79,744	75,390	36,002
Accrued administration fees	6,122	17,804	40,760	26,581	17,398	7,715
Accrued support service expenses	6,689	13,221	29,993	21,669	14,290	6,407
Accrued custodian fees and expenses	13,199	14,608	6,660	6,300	22,161	13,081
Accrued transfer agency out-of-pocket expenses	1,541	4,622	10,272	8,474	4,109	2,054
Accrued legal, audit and tax service fees	5,263	15,789	35,086	28,946	14,034	7,017
Accrued trustees’ fees and expenses and deferred compensation	2,404	5,997	4,083	496	284	2,518
Accrued other	6,934	13,436	16,243	12,940	7,643	3,917
Forward foreign currency contracts depreciation	30,064	—	—	—	—	—
Total Liabilities	94,664	4,205,576	319,725	185,150	1,444,365	171,062
NET ASSETS	$48,610,957	$142,398,012	$324,084,610	$212,428,306	$138,415,617	$61,556,853
NET ASSETS CONSIST OF:
Paid-in capital	$44,920,309	$102,863,459	$240,325,976	$175,723,437	$119,065,789	$48,954,569
Undistributed net investment income	583,521	291,556	1,306,979	510,062	261,091	92,010
Accumulated net realized gain (loss)	(8,672,160)	17,715,170	(12,584,494)	(16,268,128)	8,152,930	(203,989)
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	11,779,287	21,527,827	95,036,149	52,462,935	10,935,807	12,714,263
NET ASSETS	$48,610,957	$142,398,012	$324,084,610	$212,428,306	$138,415,617	$61,556,853
Class P Shares:
Shares of beneficial interest outstanding	3,490,693	13,686,911	23,215,030	17,415,835	12,579,554	7,172,316
Net Asset Value Per Share	$13.93	$10.40	$13.96	$12.20	$11.00	$8.58

(1)	Includes cash collateral segregated for open futures contracts in the PL Large-Cap Growth Fund of $293,600.
(2)	The cost of foreign currency for the PL Mid-Cap Growth Fund was $792.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2013

	PL Small-Cap Growth Fund	PL Small-Cap Value Fund	PL Real Estate Fund	PL Emerging Markets Fund	PL International Large-Cap Fund	PL International Value Fund
ASSETS
Investments, at cost	$39,810,794	$97,369,513	$38,236,142	$88,192,288	$144,881,899	$126,475,141
Investments, at value	$50,803,746	$125,397,991	$60,024,885	$111,312,993	$198,030,162	$146,616,983
Foreign currency held, at value (1)	—	—	—	75,142	109,534	277,901
Receivables:
Dividends and interest	31,106	182,292	144,708	196,930	614,644	527,132
Fund shares sold	—	—	—	188,940	—	23,892
Securities sold	177,271	306,066	120,912	234,252	1,849,500	207,993
Foreign tax reclaim	—	—	—	6,405	231,828	82,792
Due from adviser	2,451	8,176	7,568	50,622	13,466	16,148
Forward foreign currency contracts appreciation	—	—	—	—	—	799,078
Prepaid expenses and other assets	712	1,869	952	1,622	2,980	2,253
Total Assets	51,015,286	125,896,394	60,299,025	112,066,906	200,852,114	148,554,172
LIABILITIES
Payables:
Securities purchased	60,120	112,883	81,758	954,907	1,619,386	1,422,363
Accrued advisory fees	25,759	78,856	45,472	74,748	144,175	81,511
Accrued administration fees	6,440	15,771	7,579	14,015	25,443	18,810
Accrued support service expenses	4,336	9,972	5,932	9,792	20,260	13,473
Accrued custodian fees and expenses	8,333	7,782	7,206	106,793	34,382	32,303
Accrued transfer agency out-of-pocket expenses	1,541	3,852	2,054	3,595	6,420	4,879
Accrued legal, audit and tax service fees	5,263	13,157	7,017	12,280	21,929	16,666
Accrued trustees’ fees and expenses and deferred compensation	1,554	67	99	228	1,797	2,822
Accrued foreign capital gains tax	—	—	—	66,573	—	—
Accrued other	3,899	7,270	3,556	13,852	15,449	6,573
Forward foreign currency contracts depreciation	—	—	—	—	—	405,120
Total Liabilities	117,245	249,610	160,673	1,256,783	1,889,241	2,004,520
NET ASSETS	$50,898,041	$125,646,784	$60,138,352	$110,810,123	$198,962,873	$146,549,652
NET ASSETS CONSIST OF:
Paid-in capital	$42,881,890	$97,324,262	$46,996,318	$89,111,087	$160,185,098	$182,964,102
Undistributed/accumulated net investment income (loss)	87,425	621,521	207,595	(277,253)	1,204,416	570,294
Accumulated net realized loss	(3,064,226)	(327,669)	(8,854,304)	(1,066,151)	(15,570,764)	(57,521,989)
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	10,992,952	28,028,670	21,788,743	23,042,440	53,144,123	20,537,245
NET ASSETS	$50,898,041	$125,646,784	$60,138,352	$110,810,123	$198,962,873	$146,549,652
Class P Shares:
Shares of beneficial interest outstanding	3,829,304	10,340,048	4,398,314	7,791,528	12,073,963	16,100,442
Net Asset Value Per Share	$13.29	$12.15	$13.67	$14.22	$16.48	$9.10

(1)	The cost of foreign currency for the PL Emerging Markets, PL International Large-Cap and PL International Value Funds were $86,204, $108,986 and $276,607, respectively.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2013

	PL Currency Strategies Fund	PL Global Absolute Return Fund	PL Precious Metals Fund	PL Alternative Strategies Fund
ASSETS
Investments and repurchase agreements at, cost	$118,636,325	$174,063,996	$78,328,828	$78,850
Investments, at value	$118,477,230	$165,634,714	$66,094,060	$78,699
Repurchase agreements, at value	—	7,198,892	—	—
Cash (1)	740,000	—	—	—
Foreign currency held, at value (2)	1,274	650,237	36,428	—
Receivables:
Dividends and interest	864,959	1,130,265	46,518	—
Fund shares sold	81,780	412,409	750,019	—
Securities sold	—	107,450	—	—
Foreign tax reclaim	—	1,244	14,329	—
Swap agreements	—	336,041	—	—
Due from adviser	6,515	—	—	14,260
Forward foreign currency contracts appreciation	2,766,926	2,960,961	—	—
Prepaid expenses and other assets	1,750	2,684	1,167	2,567
Swap contracts, at value	—	5,681,662	—	—
Total Assets	122,940,434	184,116,559	66,942,521	95,526
LIABILITIES
Payables:
Securities purchased	—	191,604	895,626	—
Swap agreements	—	349,395	—	—
Due to broker (3)	230,000	1,271,056	—	—
Securities sold short, at value (proceeds $7,426,837)	—	7,135,222	—	—
Variation margin	—	21,025	—	—
Accrued advisory fees	65,794	169,618	46,324	5
Accrued administration fees	15,183	21,458	7,716	4
Accrued support service expenses	2,689	4,123	1,792	3,943
Accrued custodian fees and expenses	7,299	38,011	9,714	2,167
Accrued transfer agency out-of-pocket expenses	3,852	5,906	2,568	5,650
Accrued legal, audit and tax service fees	13,157	20,175	8,772	19,297
Accrued trustees’ fees and expenses and deferred compensation	21	32	14	31
Accrued distribution and/or service fees	—	—	—	2
Accrued interest	—	111,982	—	—
Accrued offering expenses	15,343	15,343	15,343	23,312
Accrued other	22,525	7,868	3,897	11,320
Forward foreign currency contracts depreciation	3,921,893	926,759	—	—
Swap contracts, at value	—	1,901,652	—	—
Total Liabilities	4,297,756	12,191,229	991,766	65,731
NET ASSETS	$118,642,678	$171,925,330	$65,950,755	$29,795
NET ASSETS CONSIST OF:
Paid-in capital	$114,975,593	$168,927,249	$78,240,884	$29,993
Undistributed/accumulated net investment income (loss)	4,997,060	1,744,989	51,396	—
Undistributed/accumulated net realized gain (loss)	—	135,136	(106,883)	(47)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(1,329,975)	1,117,956	(12,234,642)	(151)
NET ASSETS	$118,642,678	$171,925,330	$65,950,755	$29,795
Class A Shares:
Net Assets				$9,936
Shares of beneficial interest outstanding				1,000
Net Asset Value per share*				$9.94
Sales Charge - Maximum is 5.50% of offering price				0.58
Maximum offering price per share				$10.52
Class C Shares:
Net Assets				$9,918
Shares of beneficial interest outstanding				1,000
Net Asset Value and offering price per share*				$9.92
Class P Shares:
Net Assets	$118,642,678	$171,925,330	$65,950,755
Shares of beneficial interest outstanding	11,494,820	16,879,918	8,023,588
Net Asset Value Per Share	$10.32	$10.19	$8.22
Advisor Class:
Net Assets				$9,941
Shares of beneficial interest outstanding				1,000
Net Asset Value per share				$9.94

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.
(1)	Includes cash collateral segregated for open forward foreign currency contracts in the PL Currency Strategies Fund of $740,000.
(2)	The cost of foreign currency for the PL Currency Strategies, PL Global Absolute Return, and PL Precious Metals Funds were $1,292, $650,673, and $36,251, respectively.
(3)	The PL Currency Strategies and PL Global Absolute Return Funds received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the Funds and the counterparties (See Note 5 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR OR PERIOD ENDED MARCH 31, 2013

	PL Floating Rate Loan Fund	PL Inflation Managed Fund	PL Managed Bond Fund	PL Short Duration Bond Fund	PL Emerging Markets Debt Fund (1)	PL Comstock Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$866	$254	$106,142	$1,320	$296	$5,786,607
Interest, net of foreign taxes withheld	5,500,428	5,120,882	12,440,997	3,360,736	3,517,241	—
Other	11,580	—	—	—	—	—
Total Investment Income	5,512,874	5,121,136	12,547,139	3,362,056	3,517,537	5,786,607
EXPENSES
Advisory fees	786,963	808,980	2,169,814	822,771	492,736	1,808,938
Administration fees	157,393	303,368	813,680	308,539	94,153	361,788
Support services expenses	18,353	44,430	91,459	30,822	7,934	38,516
Custodian fees and expenses	29,495	25,106	65,133	21,649	33,908	27,167
Shareholder report expenses	3,078	7,608	15,483	4,983	2,357	6,028
Transfer agency out-of-pocket expenses	17,186	39,744	86,644	29,716	9,055	36,266
Registration fees	2,756	4,328	14,383	5,398	2,208	5,677
Legal, audit and tax service fees	18,955	34,802	98,263	35,904	13,428	39,849
Trustees’ fees and expenses	3,588	8,177	18,088	6,222	1,917	7,526
Offering expenses	—	—	—	—	37,808	—
Interest expense	—	63,006	66,056	—	—	—
Other	44,907	45,956	121,698	66,082	40,662	18,386
Total Expenses	1,082,674	1,385,505	3,560,701	1,332,086	736,166	2,350,141
Advisory Fee Waiver (2)	(104,928)	—	—	—	—	(36,179)
Adviser Reimbursement (3)	(138,319)	(210,150)	(511,150)	(200,776)	(149,277)	(179,416)
Net Expenses	839,427	1,175,355	3,049,551	1,131,310	586,889	2,134,546
NET INVESTMENT INCOME	4,673,447	3,945,781	9,497,588	2,230,746	2,930,648	3,652,061
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	844,658	13,790,300	11,918,977	552,593	1,329,746	5,838,592
Closed short positions	—	1,719	(31,739)	—	—	—
Futures contracts and swap transactions	—	266,517	1,382,518	28,295	38,125	—
Written option transactions	—	250,443	1,704,174	—	—	—
Foreign currency transactions	—	(215,441)	407,716	(34,077)	(1,064)	190,990
Net Realized Gain	844,658	14,093,538	15,381,646	546,811	1,366,807	6,029,582
Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	745,495	(1,454,034)	9,312,560	1,068,308	2,215,357	31,593,035
Futures contracts and swaps	—	(231,229)	472,841	(13,699)	(16,535)	—
Written options	—	133,521	(803,855)	—	—	—
Foreign currencies	—	233,267	1,888,100	(2,802)	52,328	(46,075)
Change in Net Unrealized Appreciation (Depreciation)	745,495	(1,318,475)	10,869,646	1,051,807	2,251,150	31,546,960
NET GAIN	1,590,153	12,775,063	26,251,292	1,598,618	3,617,957	37,576,542
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,263,600	$16,720,844	$35,748,880	$3,829,364	$6,548,605	$41,228,603

Foreign taxes withheld on dividends and interest	$—	$—	$177,738	$—	$—	$92,452

(1)	Operations commenced on June 29, 2012.
(2)	See Note 6 in Notes to Financial Statements.
(3)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2013

	PL Growth LT Fund	PL Large-Cap Growth Fund	PL Large-Cap Value Fund	PL Main Street Core Fund	PL Mid-Cap Equity Fund	PL Mid-Cap Growth Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$771,701	$1,441,630	$7,832,620	$3,630,124	$1,988,685	$891,334
Interest, net of foreign taxes withheld	3,954	—	—	—	—	—
Total Investment Income	775,655	1,441,630	7,832,620	3,630,124	1,988,685	891,334
EXPENSES
Advisory fees	320,212	965,362	1,961,266	901,411	888,793	429,917
Administration fees	87,331	193,072	452,600	300,470	205,106	92,125
Support services expenses	14,732	22,604	49,263	35,879	26,392	11,769
Custodian fees and expenses	35,505	24,601	22,337	20,647	37,096	46,563
Shareholder report expenses	2,402	3,692	7,940	5,958	4,132	1,859
Transfer agency out-of-pocket expenses	12,792	21,235	46,686	34,028	24,027	10,796
Registration fees	1,274	3,511	7,796	6,385	3,218	1,586
Legal, audit and tax service fees	10,584	23,990	53,250	41,639	23,770	11,293
Trustees’ fees and expenses	2,624	4,423	9,738	7,150	4,958	2,237
Other	15,753	16,871	20,652	16,241	13,989	8,958
Total Expenses	503,209	1,279,361	2,631,528	1,369,808	1,231,481	617,103
Advisory Fee Waiver (1)	—	(114,768)	—	—	—	—
Adviser Reimbursement (2)	(95,666)	(120,927)	(217,662)	(167,926)	(137,581)	(95,060)
Net Expenses	407,543	1,043,666	2,413,866	1,201,882	1,093,900	522,043
NET INVESTMENT INCOME	368,112	397,964	5,418,754	2,428,242	894,785	369,291
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	12,091,534	24,394,908	5,135,174	11,693,601	16,576,332	867,465
Futures contracts transactions	—	305,194	—	—	—	—
Written option transactions	119,230	—	—	—	—	—
Foreign currency transactions	162,837	—	(860)	435	—	(10,698)
Net Realized Gain	12,373,601	24,700,102	5,134,314	11,694,036	16,576,332	856,767
Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	(13,401,912)	(14,883,544)	35,708,225	5,836,593	(10,408,293)	(2,170,605)
Futures contracts	—	35,842	—	—	—	—
Foreign currencies	43,755	—	—	58	—	923
Change in Net Unrealized Appreciation (Depreciation)	(13,358,157)	(14,847,702)	35,708,225	5,836,651	(10,408,293)	(2,169,682)
NET GAIN (LOSS)	(984,556)	9,852,400	40,842,539	17,530,687	6,168,039	(1,312,915)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($616,444)	$10,250,364	$46,261,293	$19,958,929	$7,062,824	($943,624)

Foreign taxes withheld on dividends and interest	$19,440	$44	$111,142	$810	$1,017	$12,908

(1)	See Note 6 in Notes to Financial Statements.
(2)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2013

	PL Small-Cap Growth Fund	PL Small-Cap Value Fund	PL Real Estate Fund	PL Emerging Markets Fund	PL International Large-Cap Fund	PL International Value Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$410,373	$3,118,247	$1,311,923	$1,571,979	$5,193,532	$4,277,050
Interest, net of foreign taxes withheld	—	—	—	—	1,899	4,023
Total Investment Income	410,373	3,118,247	1,311,923	1,571,979	5,195,431	4,281,073
EXPENSES
Advisory fees	255,364	783,990	492,192	800,458	1,733,231	896,589
Administration fees	63,841	156,798	82,032	150,086	305,864	206,905
Support services expenses	7,036	16,265	9,525	16,067	35,470	21,963
Custodian fees and expenses	25,875	25,269	19,921	295,579	106,436	85,464
Shareholder report expenses	1,098	2,548	1,634	2,559	5,395	3,489
Transfer agency out-of-pocket expenses	6,700	15,550	9,098	15,293	32,879	20,932
Registration fees	1,170	2,912	1,557	2,718	4,931	3,676
Legal, audit and tax service fees	7,851	19,053	10,503	18,145	35,079	24,723
Trustees’ fees and expenses	1,400	3,262	1,909	3,193	6,789	4,364
Other	12,822	16,210	6,800	55,139	30,049	22,895
Total Expenses	383,157	1,041,857	635,171	1,359,237	2,296,123	1,291,000
Adviser Reimbursement (1)	(63,952)	(101,068)	(60,947)	(408,692)	(257,028)	(187,506)
Net Expenses	319,205	940,789	574,224	950,545	2,039,095	1,103,494
NET INVESTMENT INCOME	91,168	2,177,458	737,699	621,434	3,156,336	3,177,579
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	3,143,110	5,579,295	1,860,532	1,677,819	3,080,903	(1,799,377)
Futures contracts transactions	—	—	—	—	—	157,787
Foreign currency transactions	—	(3,750)	—	(57,499)	(41,234)	(214,253)
Net Realized Gain (Loss)	3,143,110	5,575,545	1,860,532	1,620,320	3,039,669	(1,855,843)
Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities (2)	2,601,887	11,150,217	2,801,030	4,875,582	16,364,657	12,907,274
Futures contracts	—	—	—	—	—	(4,639)
Foreign currencies	—	230	—	(8,189)	(6,374)	574,510
Change in Net Unrealized Appreciation	2,601,887	11,150,447	2,801,030	4,867,393	16,358,283	13,477,145
NET GAIN	5,744,997	16,725,992	4,661,562	6,487,713	19,397,952	11,621,302
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,836,165	$18,903,450	$5,399,261	$7,109,147	$22,554,288	$14,798,881

Foreign taxes withheld on dividends and interest	$—	$15,112	$4,653	$131,318	$591,297	$403,949

(1)	See Note 7B in Notes to Financial Statements.
(2)	Change in net unrealized appreciation (depreciation) on investment securities for the PL Emerging Markets Fund was net of increase in deferred foreign capital gains tax of $7,084.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE PERIODS ENDED MARCH 31, 2013

	PL Currency Strategies Fund (1)	PL Global Absolute Return Fund (1)	PL Precious Metals Fund (1)	PL Alternative Strategies Fund (2)
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$7,127	$9,949	$234,930	$—
Dividends from affiliated mutual fund investments	—	—	—	25
Interest, net of foreign taxes withheld	48,746	1,676,514	—	—
Total Investment Income	55,873	1,686,463	234,930	25
EXPENSES
Advisory fees	232,587	407,407	147,636	15
Administration fees	53,674	76,389	29,527	11
Support services expenses	2,689	4,123	1,792	3,943
Custodian fees and expenses	7,384	38,096	9,799	2,167
Shareholder report expenses	850	1,290	560	6,070
Distribution and/or service fees
Class A	—	—	—	6
Class C	—	—	—	24
Transfer agency out-of-pocket expenses	3,852	5,906	2,568	5,650
Registration fees	2,760	4,232	1,840	4,048
Legal, audit and tax service fees	13,246	20,312	8,831	19,428
Trustees’ fees and expenses	902	1,383	602	1,323
Offering expenses	15,343	15,343	15,343	24,931
Interest expense	—	30,762	—	—
Other	1,907	3,756	2,108	2,547
Total Expenses	335,194	608,999	220,606	70,163
Advisory Fee Waiver (3)	—	—	(13,779)	—
Adviser Reimbursement (4)	(31,042)	(68,978)	(33,601)	(70,089)
Net Expenses	304,152	540,021	173,226	74
NET INVESTMENT INCOME (LOSS)	(248,279)	1,146,442	61,704	(49)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	—	141,278	(106,883)	(5)
Futures contracts and swap transactions	—	(24,330)	—	—
Foreign currency transactions	5,245,339	778,297	(4,419)	—
Net Realized Gain (Loss)	5,245,339	895,245	(111,302)	(5)
Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	(159,095)	(1,230,390)	(12,234,768)	(151)
Short positions	—	291,615	—	—
Futures contracts and swaps	—	42,941	—	—
Foreign currencies	(1,170,880)	2,013,790	126	—
Change in Net Unrealized Appreciation (Depreciation)	(1,329,975)	1,117,956	(12,234,642)	(151)
NET GAIN (LOSS)	3,915,364	2,013,201	(12,345,944)	(156)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,667,085	$3,159,643	($12,284,240)	($205)

Foreign taxes withheld on dividends and interest	$—	$—	$42,307	$—

(1)	Operations commenced on December 7, 2012.
(2)	Operations commenced on December 31, 2012.
(3)	See Note 6 in Notes to Financial Statements.
(4)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	PL Floating Rate Loan Fund		PL Inflation Managed Fund		PL Managed Bond Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012
OPERATIONS
Net investment income	$4,673,447	$4,130,067	$3,945,781	$7,173,178	$9,497,588	$9,784,211
Net realized gain	844,658	502,188	14,093,538	15,897,068	15,381,646	4,380,097
Change in net unrealized appreciation (depreciation)	745,495	(922,280)	(1,318,475)	3,518,275	10,869,646	1,966,331
Net Increase in Net Assets Resulting from Operations	6,263,600	3,709,975	16,720,844	26,588,521	35,748,880	16,130,639
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class P	(4,684,073)	(3,822,618)	(6,518,650)	(8,896,184)	(16,389,453)	(11,687,819)
Net realized gains
Class P	(282,067)	—	(16,271,162)	(11,006,526)	(7,038,055)	—
Net Decrease from Dividends and Distributions to Shareholders	(4,966,140)	(3,822,618)	(22,789,812)	(19,902,710)	(23,427,508)	(11,687,819)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class P	19,616,078	27,980,424	52,603,023	63,874,744	129,140,864	122,951,772
Dividends and distribution reinvestments
Class P	4,966,140	3,822,618	22,789,812	19,902,710	23,427,508	11,687,819
Cost of shares repurchased
Class P	(27,763,381)	(5,667,963)	(192,998,689)	(31,863,538)	(85,819,252)	(31,850,108)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,181,163)	26,135,079	(117,605,854)	51,913,916	66,749,120	102,789,483
NET INCREASE (DECREASE) IN NET ASSETS	(1,883,703)	26,022,436	(123,674,822)	58,599,727	79,070,492	107,232,303
NET ASSETS
Beginning of Year	112,088,036	86,065,600	287,956,128	229,356,401	486,214,773	378,982,470
End of Year	$110,204,333	$112,088,036	$164,281,306	$287,956,128	$565,285,265	$486,214,773
Undistributed/Accumulated Net Investment Income (Loss)	$1,187,713	$1,198,339	($1,022,547)	$849,845	$2,331,238	$6,200,177

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Short Duration Bond Fund		PL Emerging Markets Debt Fund (1)	PL Comstock Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2013	Year Ended March 31, 2013	Year Ended March 31, 2012
OPERATIONS
Net investment income	$2,230,746	$1,527,338	$2,930,648	$3,652,061	$2,652,992
Net realized gain	546,811	365,029	1,366,807	6,029,582	8,095,045
Change in net unrealized appreciation	1,051,807	335,227	2,251,150	31,546,960	220,561
Net Increase in Net Assets Resulting from Operations	3,829,364	2,227,594	6,548,605	41,228,603	10,968,598
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class P	(2,806,146)	(1,583,339)	(2,042,727)	(2,925,820)	(2,469,410)
Net realized gains
Class P	(46,248)	(194,538)	(197,732)	—	—
Net Decrease from Dividends and Distributions to Shareholders	(2,852,394)	(1,777,877)	(2,240,459)	(2,925,820)	(2,469,410)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class P	96,093,274	40,795,923	90,381,544	61,091,927	39,955,205
Dividends and distribution reinvestments
Class P	2,852,394	1,777,877	2,240,459	2,925,820	2,469,410
Cost of shares repurchased
Class P	(31,689,788)	(8,788,892)	(11,084,312)	(47,978,778)	(10,059,434)
Net Increase in Net Assets from Capital Share Transactions	67,255,880	33,784,908	81,537,691	16,038,969	32,365,181
NET INCREASE IN NET ASSETS	68,232,850	34,234,625	85,845,837	54,341,752	40,864,369
NET ASSETS
Beginning of Year or Period	155,367,848	121,133,223	—	207,329,634	166,465,265
End of Year or Period	$223,600,698	$155,367,848	$85,845,837	$261,671,386	$207,329,634
Undistributed Net Investment Income	$634,635	$483,512	$944,026	$1,591,825	$674,594

(1)	Operations commenced on June 29, 2012.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Growth LT Fund		PL Large-Cap Growth Fund		PL Large-Cap Value Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012
OPERATIONS
Net investment income (loss)	$368,112	$568,645	$397,964	($285,215)	$5,418,754	$4,585,584
Net realized gain (loss)	12,373,601	(779,013)	24,700,102	2,701,430	5,134,314	953,473
Change in net unrealized appreciation (depreciation)	(13,358,157)	4,289,690	(14,847,702)	13,258,222	35,708,225	14,291,995
Net Increase (Decrease) in Net Assets Resulting from Operations	(616,444)	4,079,322	10,250,364	15,674,437	46,261,293	19,831,052
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class P	(549,887)	(536,165)	—	—	(5,290,356)	(4,290,204)
Net realized gains
Class P	—	—	(7,584,966)	(1,890,797)	—	—
Net Decrease from Dividends and Distributions to Shareholders	(549,887)	(536,165)	(7,584,966)	(1,890,797)	(5,290,356)	(4,290,204)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class P	14,624,438	17,297,129	24,025,886	19,512,148	76,584,620	41,530,441
Dividends and distribution reinvestments
Class P	549,887	536,165	7,584,966	1,890,797	5,290,356	4,290,204
Cost of shares repurchased
Class P	(73,736,695)	(28,612,620)	(21,100,445)	(5,065,264)	(61,678,368)	(26,880,017)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(58,562,370)	(10,779,326)	10,510,407	16,337,681	20,196,608	18,940,628
NET INCREASE (DECREASE) IN NET ASSETS	(59,728,701)	(7,236,169)	13,175,805	30,121,321	61,167,545	34,481,476
NET ASSETS
Beginning of Year	108,339,658	115,575,827	129,222,207	99,100,886	262,917,065	228,435,589
End of Year	$48,610,957	$108,339,658	$142,398,012	$129,222,207	$324,084,610	$262,917,065
Undistributed/Accumulated Net Investment Income (Loss)	$583,521	$601,465	$291,556	($106,408)	$1,306,979	$1,179,441

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Main Street Core Fund		PL Mid-Cap Equity Fund		PL Mid-Cap Growth Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012
OPERATIONS
Net investment income (loss)	$2,428,242	$1,681,456	$894,785	$732,213	$369,291	($131,025)
Net realized gain	11,694,036	2,717,308	16,576,332	6,873,001	856,767	5,871,520
Change in net unrealized appreciation (depreciation)	5,836,651	16,697,945	(10,408,293)	(5,959,364)	(2,169,682)	(5,166,639)
Net Increase (Decrease) in Net Assets Resulting from Operations	19,958,929	21,096,709	7,062,824	1,645,850	(943,624)	573,856
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class P	(2,671,391)	(1,459,944)	(821,347)	(669,458)	(175,658)	(316,392)
Net realized gains
Class P	—	—	—	—	(1,858,301)	(7,220,657)
Net Decrease from Dividends and Distributions to Shareholders	(2,671,391)	(1,459,944)	(821,347)	(669,458)	(2,033,959)	(7,537,049)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class P	37,024,387	23,559,879	20,531,766	35,444,468	19,652,232	11,042,280
Dividends and distribution reinvestments
Class P	2,671,391	1,459,944	821,347	669,458	2,033,959	7,537,049
Cost of shares repurchased
Class P	(38,092,744)	(9,008,456)	(54,347,302)	(7,677,376)	(30,738,180)	(2,505,288)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,603,034	16,011,367	(32,994,189)	28,436,550	(9,051,989)	16,074,041
NET INCREASE (DECREASE) IN NET ASSETS	18,890,572	35,648,132	(26,752,712)	29,412,942	(12,029,572)	9,110,848
NET ASSETS
Beginning of Year	193,537,734	157,889,602	165,168,329	135,755,387	73,586,425	64,475,577
End of Year	$212,428,306	$193,537,734	$138,415,617	$165,168,329	$61,556,853	$73,586,425
Undistributed/Accumulated Net Investment Income (Loss)	$510,062	$739,211	$261,091	$187,653	$92,010	($94,893)

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Small-Cap Growth Fund		PL Small-Cap Value Fund		PL Real Estate Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012
OPERATIONS
Net investment income (loss)	$91,168	($102,302)	$2,177,458	$1,236,211	$737,699	$519,888
Net realized gain	3,143,110	1,940,485	5,575,545	609,763	1,860,532	1,062,067
Change in net unrealized appreciation (depreciation)	2,601,887	(1,384,256)	11,150,447	(727,008)	2,801,030	3,552,200
Net Increase in Net Assets Resulting from Operations	5,836,165	453,927	18,903,450	1,118,966	5,399,261	5,134,155
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class P	—	—	(1,785,180)	(1,046,454)	(725,336)	(324,119)
Net realized gains
Class P	—	—	—	—	—	—
Net Decrease from Dividends and Distributions to Shareholders	—	—	(1,785,180)	(1,046,454)	(725,336)	(324,119)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class P	11,986,420	6,252,737	23,891,241	13,399,076	4,275,582	11,623,068
Dividends and distribution reinvestments
Class P	—	—	1,785,180	1,046,454	725,336	324,119
Cost of shares repurchased
Class P	(3,294,395)	(2,691,970)	(3,299,732)	(4,613,313)	(2,215,456)	(5,938,153)
Net Increase in Net Assets from Capital Share Transactions	8,692,025	3,560,767	22,376,689	9,832,217	2,785,462	6,009,034
NET INCREASE IN NET ASSETS	14,528,190	4,014,694	39,494,959	9,904,729	7,459,387	10,819,070
NET ASSETS
Beginning of Year	36,369,851	32,355,157	86,151,825	76,247,096	52,678,965	41,859,895
End of Year	$50,898,041	$36,369,851	$125,646,784	$86,151,825	$60,138,352	$52,678,965
Undistributed/Accumulated Net Investment Income (Loss)	$87,425	($8,199)	$621,521	$325,094	$207,595	$195,232

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Emerging Markets Fund		PL International Large-Cap Fund		PL International Value Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012
OPERATIONS
Net investment income	$621,434	$778,205	$3,156,336	$2,519,676	$3,177,579	$3,008,134
Net realized gain (loss)	1,620,320	340,600	3,039,669	(2,624,161)	(1,855,843)	(8,382,616)
Change in net unrealized appreciation (depreciation)	4,867,393	(2,935,849)	16,358,283	7,176,932	13,477,145	1,902,876
Net Increase (Decrease) in Net Assets Resulting from Operations	7,109,147	(1,817,044)	22,554,288	7,072,447	14,798,881	(3,471,606)
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class P	(667,612)	(436,891)	(3,215,843)	(2,241,781)	(3,493,667)	(3,217,735)
Net realized gains
Class P	—	(1,469,568)	—	—	—	—
Net Decrease from Dividends and Distributions to Shareholders	(667,612)	(1,906,459)	(3,215,843)	(2,241,781)	(3,493,667)	(3,217,735)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class P	22,556,840	26,496,874	22,507,884	69,389,238	47,205,389	30,876,665
Dividends and distribution reinvestments
Class P	667,612	1,906,459	3,215,843	2,241,781	3,493,667	3,217,735
Cost of shares repurchased
Class P	(4,339,098)	(3,466,862)	(50,043,057)	(10,550,933)	(26,573,122)	(6,528,836)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	18,885,354	24,936,471	(24,319,330)	61,080,086	24,125,934	27,565,564
NET INCREASE (DECREASE) IN NET ASSETS	25,326,889	21,212,968	(4,980,885)	65,910,752	35,431,148	20,876,223
NET ASSETS
Beginning of Year	85,483,234	64,270,266	203,943,758	138,033,006	111,118,504	90,242,281
End of Year	$110,810,123	$85,483,234	$198,962,873	$203,943,758	$146,549,652	$111,118,504
Undistributed/Accumulated Net Investment Income (Loss)	($277,253)	($165,916)	$1,204,416	$1,305,157	$570,294	$1,083,553

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Currency Strategies Fund (1)	PL Global Absolute Return Fund (1)	PL Precious Metals Fund (1)	PL Alternative Strategies Fund (2)
	Period Ended March 31, 2013	Period Ended March 31, 2013	Period Ended March 31, 2013	Period Ended March 31, 2013
OPERATIONS
Net investment income (loss)	($248,279)	$1,146,442	$61,704	($49)
Net realized gain (loss)	5,245,339	895,245	(111,302)	(5)
Change in net unrealized appreciation (depreciation)	(1,329,975)	1,117,956	(12,234,642)	(151)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,667,085	3,159,643	(12,284,240)	(205)
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	—	—
Class C	—	—	—	—
Class P	—	(101,328)	(9,365)	—
Advisor Class	—	—	—	—
Net realized gains
Class A	—	—	—	—
Class C	—	—	—	—
Class P	—	—	—	—
Advisor Class	—	—	—	—
Net Decrease from Dividends and Distributions to Shareholders	—	(101,328)	(9,365)	—
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	—	—	—	10,000
Class C	—	—	—	10,000
Class P	115,338,018	169,320,302	78,481,614	—
Advisor Class	—	—	—	10,000
Dividends and distribution reinvestments
Class A	—	—	—	—
Class C	—	—	—	—
Class P	—	101,328	9,365	—
Advisor Class	—	—	—	—
Cost of shares repurchased
Class A	—	—	—	—
Class C	—	—	—	—
Class P	(362,425)	(554,615)	(246,619)	—
Advisor Class	—	—	—	—
Net Increase in Net Assets from Capital Share Transactions	114,975,593	168,867,015	78,244,360	30,000
NET INCREASE IN NET ASSETS	118,642,678	171,925,330	65,950,755	29,795
NET ASSETS
Beginning of Periods	—	—	—	—
End of Periods	$118,642,678	$171,925,330	$65,950,755	$29,795
Undistributed/Accumulated Net Investment Income (Loss)	$4,997,060	$1,744,989	$51,396	$—

(1)	Operations commenced on December 7, 2012.
(2)	Operations commenced on December 31, 2012.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENT OF CASH FLOWS (1)

FOR THE YEAR ENDED MARCH 31, 2013

PL Inflation Managed Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$16,720,844
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(283,436,466)
Proceeds from disposition of long-term securities	447,656,255
Proceeds from securities sold short	34,546,814
Proceeds of short-term securities, net	4,675,390
Purchases to cover securities sold short	(34,545,095)
Increase in swap premiums	162,319
Proceeds of written options	322,241
Cost of closed and expired options	(532,004)
Litigation income	6,674
Decrease in dividends and interest receivable	773,984
Decrease in investments sold receivable	766,448
Decrease in receivable due from adviser	6,406
Decrease in prepaid expenses and other assets	2,938
Decrease in payable for securities purchased	(51,297,530)
Decrease in payable due to brokers	(560,000)
Decrease in accrued advisory fees	(38,806)
Decrease in accrued administration fees	(14,552)
Increase in accrued services expenses	14,612
Decrease in accrued custodian fees and expenses	(20,590)
Decrease in accrued transfer agency out-of-pocket expenses	(7,139)
Decrease in accrued legal, audit and tax service fees	(15,160)
Increase in accrued trustees’ fees and expenses and deferred compensation	197
Decrease in accrued other payables	(5,673)
Change in net unrealized depreciation on investment securities	1,454,034
Change in net unrealized depreciation on swaps	89,387
Change in net unrealized appreciation on written options	(133,521)
Change in net unrealized appreciation on foreign currencies	(233,267)
Net realized gain on investment securities	(13,790,300)
Net realized gain on closed short positions	(1,719)
Net realized gain on swaps	(93,300)
Net realized gain on written options	(250,443)
Net realized loss on foreign currency	215,441
Increase in variation margin payable	115,610
Net amortization on investments	(138,720)
Net cash provided by operating activities	122,415,309
CASH FLOWS FROM FINANCING ACTIVITIES (2):
Proceeds from shares sold	55,283,662
Payment of shares redeemed	(192,998,689)
Increase in payable for sale-buyback financing transactions	15,204,972
Net cash used in financing activities	(122,510,055)
NET DECREASE IN CASH AND FOREIGN CURRENCY	(94,746)
CASH AND FOREIGN CURRENCY:
Beginning of Year	168,380
End of Year	$73,634

(1)	Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amounts shown in the Statement of Cash Flows are the amounts included within the Statements of Assets and Liabilities and include cash and foreign currency, if any, on hand at the custodian bank and do not include any short-term investments. The PL Inflation Managed Fund has not met the exemption criteria under the Financial Accounting Standards Board Accounting Standards Codification Topic 230, Statement of Cash Flows, and therefore includes a Statement of Cash Flows. All other funds have met the exemption criteria. Interest expense paid by the PL Inflation Managed Fund was $63,006.
(2)	Reinvestment of dividends for the PL Inflation Managed Fund was $22,789,812.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains		Total Distributions	Net Asset Value, End of Year or Period	Total Returns (3)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses Before Expense Reductions to Average Net Assets (4)	Ratios of Expenses After Expense Reductions to Average Net Assets (4), (5)	Ratios of Net Investment Income (Loss) to Average Net Assets (4)	Portfolio Turnover Rates
PL Floating Rate Loan Fund
4/1/2012 - 3/31/2013	$10.10	$0.46	$0.18	$0.64	($0.47)	($0.03)		($0.50)	$10.24	6.40%	$110,204	1.03%	0.80%	4.45%	94.47%
4/1/2011 - 3/31/2012	10.12	0.43	(0.06)	0.37	(0.39)	—		(0.39)	10.10	3.80%	112,088	1.04%	0.80%	4.33%	44.93%
4/1/2010 - 3/31/2011	9.88	0.34	0.19	0.53	(0.29)	—		(0.29)	10.12	5.51%	86,066	1.22%	0.90%	4.29%	92.44%
4/1/2009 - 3/31/2010	8.18	0.45	1.70	2.15	(0.45)	—		(0.45)	9.88	26.70%	53,122	1.54%	1.30%	4.78%	118.03%
6/30/2008 - 3/31/2009	10.00	0.39	(1.82)	(1.43)	(0.39)	—		(0.39)	8.18	(14.37%)	27,811	1.53%	1.30%	5.90%	56.30%
PL Inflation Managed Fund
4/1/2012 - 3/31/2013	$10.79	$0.21	$0.52	$0.73	($0.51)	($1.28)		($1.79)	$9.73	6.79%	$164,281	0.69%	0.58%	1.95%	111.18%
4/1/2011 - 3/31/2012	10.53	0.31	0.85	1.16	(0.40)	(0.50)		(0.90)	10.79	11.11%	287,956	0.67%	0.56%	2.83%	372.47%
4/1/2010 - 3/31/2011	10.10	0.24	0.61	0.85	(0.21)	(0.21)		(0.42)	10.53	8.56%	229,356	0.82%	0.64%	2.31%	322.90%
4/1/2009 - 3/31/2010	9.59	0.29	0.62	0.91	(0.40)	—		(0.40)	10.10	9.68%	149,453	1.21%	0.95%	2.90%	299.61%
4/1/2008 - 3/31/2009	11.08	0.39	(0.80)	(0.41)	(0.41)	(0.67)		(1.08)	9.59	(3.85%)	81,266	1.35%	1.01%	3.94%	745.76%
PL Managed Bond Fund
4/1/2012 - 3/31/2013	$10.86	$0.20	$0.55	$0.75	($0.35)	($0.15)		($0.50)	$11.11	6.85%	$565,285	0.66%	0.56%	1.75%	495.01%
4/1/2011 - 3/31/2012	10.75	0.25	0.15	0.40	(0.29)	—		(0.29)	10.86	4.02%	486,215	0.67%	0.55%	2.33%	519.00%
4/1/2010 - 3/31/2011	10.75	0.24	0.43	0.67	(0.30)	(0.37)		(0.67)	10.75	6.31%	378,982	0.82%	0.63%	2.16%	501.72%
4/1/2009 - 3/31/2010	9.70	0.30	1.48	1.78	(0.50)	(0.23)		(0.73)	10.75	18.68%	235,957	1.22%	0.95%	2.86%	351.53%
4/1/2008 - 3/31/2009	10.73	0.43	(0.45)	(0.02)	(0.55)	(0.46)		(1.01)	9.70	0.07%	137,724	1.30%	1.01%	4.36%	441.01%
PL Short Duration Bond Fund
4/1/2012 - 3/31/2013	$10.07	$0.11	$0.08	$0.19	($0.14)	($0.00	)(7)	($0.14)	$10.12	1.86%	$223,601	0.65%	0.55%	1.08%	62.52%
4/1/2011 - 3/31/2012	10.04	0.11	0.05	0.16	(0.12)	(0.01)		(0.13)	10.07	1.62%	155,368	0.68%	0.55%	1.14%	150.23%
4/1/2010 - 3/31/2011	10.00	0.10	0.06	0.16	(0.08)	(0.04)		(0.12)	10.04	1.57%	121,133	0.81%	0.64%	1.00%	195.72%
4/1/2009 - 3/31/2010	9.69	0.18	0.33	0.51	(0.20)	—		(0.20)	10.00	5.27%	75,674	1.22%	0.95%	1.84%	167.12%
4/1/2008 - 3/31/2009	10.22	0.32	(0.25)	0.07	(0.31)	(0.29)		(0.60)	9.69	0.75%	47,355	1.26%	1.02%	3.20%	146.36%
PL Emerging Markets Debt Fund (1)
6/29/2012 - 3/31/2013	$10.00	$0.37	$0.46	$0.83	($0.27)	($0.03)		($0.30)	$10.53	8.24%	$85,846	1.17%	0.94%	4.67%	61.02%
PL Comstock Fund
4/1/2012 - 3/31/2013	$12.47	$0.19	$1.91	$2.10	($0.17)	$—		($0.17)	$14.40	16.96%	$261,671	0.97%	0.89%	1.51%	34.81%
4/1/2011 - 3/31/2012	12.13	0.17	0.32	0.49	(0.15)	—		(0.15)	12.47	4.22%	207,330	0.99%	0.89%	1.47%	23.54%
4/1/2010 - 3/31/2011	10.69	0.13	1.41	1.54	(0.10)	—		(0.10)	12.13	14.55%	166,465	1.13%	0.99%	1.16%	30.58%
4/1/2009 - 3/31/2010	6.95	0.09	3.74	3.83	(0.09)	—		(0.09)	10.69	55.34%	128,169	1.51%	1.30%	0.93%	27.65%
4/1/2008 - 3/31/2009	11.84	0.16	(4.89)	(4.73)	(0.16)	—		(0.16)	6.95	(40.11%)	74,862	1.58%	1.37%	1.68%	59.96%
PL Growth LT Fund
4/1/2012 - 3/31/2013	$13.12	$0.08	$0.90	$0.98	($0.17)	$—		($0.17)	$13.93	7.53%	$48,611	0.86%	0.70%	0.63%	71.67%
4/1/2011 - 3/31/2012	12.42	0.06	0.71	0.77	(0.07)	—		(0.07)	13.12	6.26%	108,340	0.85%	0.70%	0.54%	83.66%
4/1/2010 - 3/31/2011	11.21	0.07	1.14	1.21	—	—		—	12.42	10.79%	115,576	0.95%	0.79%	0.58%	82.71%
4/1/2009 - 3/31/2010	7.74	0.02	3.60	3.62	(0.15)	—		(0.15)	11.21	47.26%	89,219	1.37%	1.10%	0.19%	60.31%
4/1/2008 - 3/31/2009	12.63	0.03	(4.63)	(4.60)	—	(0.29)		(0.29)	7.74	(37.27%)	74,158	1.42%	1.15%	0.32%	80.89%
PL Large-Cap Growth Fund
4/1/2012 - 3/31/2013	$10.30	$0.03	$0.70	$0.73	$—	($0.63)		($0.63)	$10.40	7.66%	$142,398	0.99%	0.81%	0.31%	130.53%
4/1/2011 - 3/31/2012	9.23	(0.02)	1.25	1.23	—	(0.16)		(0.16)	10.30	13.65%	129,222	1.00%	0.88%	(0.26%)	76.21%
4/1/2010 - 3/31/2011	7.71	(0.01)	1.53	1.52	—	—		—	9.23	19.72%	99,101	1.12%	0.95%	(0.11%)	101.69%
4/1/2009 - 3/31/2010	5.44	(0.03)	2.30	2.27	—	—		—	7.71	41.73%	61,106	1.59%	1.28%	(0.38%)	115.83%
4/1/2008 - 3/31/2009	9.24	(0.05)	(3.75)	(3.80)	—	—		—	5.44	(41.13%)	16,515	1.81%	1.37%	(0.61%)	179.61%
PL Large-Cap Value Fund
4/1/2012 - 3/31/2013	$12.31	$0.23	$1.66	$1.89	($0.24)	$—		($0.24)	$13.96	15.54%	$324,085	0.87%	0.80%	1.80%	26.17%
4/1/2011 - 3/31/2012	11.59	0.22	0.71	0.93	(0.21)	—		(0.21)	12.31	8.21%	262,917	0.89%	0.80%	1.96%	20.28%
4/1/2010 - 3/31/2011	10.42	0.16	1.15	1.31	(0.14)	—		(0.14)	11.59	12.69%	228,436	1.01%	0.89%	1.56%	18.76%
4/1/2009 - 3/31/2010	7.35	0.14	3.07	3.21	(0.14)	—		(0.14)	10.42	43.79%	162,312	1.38%	1.20%	1.52%	16.28%
4/1/2008 - 3/31/2009	11.59	0.16	(4.27)	(4.11)	(0.12)	(0.01)		(0.13)	7.35	(35.61%)	62,931	1.48%	1.25%	1.63%	38.49%
PL Main Street Core Fund
4/1/2012 - 3/31/2013	$11.26	$0.14	$0.96	$1.10	($0.16)	$—		($0.16)	$12.20	9.93%	$212,428	0.68%	0.60%	1.21%	59.84%
4/1/2011 - 3/31/2012	10.13	0.10	1.11	1.21	(0.08)	—		(0.08)	11.26	12.12%	193,538	0.70%	0.60%	1.00%	47.65%
4/1/2010 - 3/31/2011	9.00	0.09	1.10	1.19	(0.06)	—		(0.06)	10.13	13.28%	157,890	0.83%	0.70%	0.93%	58.13%
4/1/2009 - 3/31/2010	6.11	0.07	2.89	2.96	(0.07)	—		(0.07)	9.00	48.57%	146,028	1.23%	1.00%	0.89%	130.37%
4/1/2008 - 3/31/2009	9.91	0.09	(3.81)	(3.72)	(0.08)	—		(0.08)	6.11	(37.66%)	85,261	1.41%	1.06%	1.07%	101.22%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-19

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Capital Gains		Total Distributions		Net Asset Value, End of Year or Period	Total Returns (3)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses Before Expense Reductions to Average Net Assets (4)	Ratios of Expenses After Expense Reductions to Average Net Assets (4), (5)	Ratios of Net Investment Income (Loss) to Average Net Assets (4)	Portfolio Turnover Rates
PL Mid-Cap Equity Fund (6)
4/1/2012 - 3/31/2013	$10.29	$0.06	$0.72	$0.78	($0.07)		$—		($0.07)		$11.00	7.63%	$138,416	0.90%	0.80%	0.65%	191.01%
4/1/2011 - 3/31/2012	10.46	0.05	(0.18)	(0.13)	(0.04)		—		(0.04)		10.29	(1.17%)	165,168	0.89%	0.80%	0.51%	102.11%
4/1/2010 - 3/31/2011	8.66	0.08	1.79	1.87	(0.07)		—		(0.07)		10.46	21.70%	135,755	1.02%	0.89%	0.87%	87.04%
4/1/2009 - 3/31/2010	5.33	0.03	3.34	3.37	(0.04)		—		(0.04)		8.66	63.29%	101,650	1.41%	1.20%	0.44%	74.00%
4/1/2008 - 3/31/2009	8.92	0.07	(3.58)	(3.51)	(0.08)		(0.00	)(7)	(0.08)		5.33	(39.44%)	59,135	1.52%	1.26%	1.01%	82.26%
PL Mid-Cap Growth Fund
4/1/2012 - 3/31/2013	$8.87	$0.05	($0.03)	$0.02	($0.02)		($0.29)		($0.31)		$8.58	0.61%	$61,557	1.00%	0.85%	0.60%	48.19%
4/1/2011 - 3/31/2012	10.28	(0.02)	(0.28)	(0.30)	(0.05)		(1.06)		(1.11)		8.87	(1.08%)	73,586	0.98%	0.85%	(0.21%)	26.59%
4/1/2010 - 3/31/2011	8.41	0.02	2.83	2.85	(0.02)		(0.96)		(0.98)		10.28	35.16%	64,476	1.17%	0.95%	0.24%	44.37%
4/1/2009 - 3/31/2010	4.98	(0.03)	3.56	3.53	—		(0.10)		(0.10)		8.41	70.89%	54,994	1.53%	1.25%	(0.42%)	31.79%
4/1/2008 - 3/31/2009	9.31	(0.05)	(3.57)	(3.62)	—		(0.71)		(0.71)		4.98	(40.02%)	18,873	1.80%	1.34%	(0.60%)	47.92%
PL Small-Cap Growth Fund
4/1/2012 - 3/31/2013	$11.86	$0.03	$1.40	$1.43	$—		$—		$—		$13.29	12.06%	$50,898	0.90%	0.75%	0.21%	91.58%
4/1/2011 - 3/31/2012	11.90	(0.03)	(0.01)	(0.04)	—		—		—		11.86	(0.34%)	36,370	0.93%	0.75%	(0.31%)	66.60%
4/1/2010 - 3/31/2011	9.41	(0.06)	2.55	2.49	—		—		—		11.90	26.46%	32,355	1.11%	0.84%	(0.63%)	85.58%
4/1/2009 - 3/31/2010	5.88	(0.06)	3.59	3.53	—		—		—		9.41	60.03%	25,691	1.56%	1.15%	(0.81%)	87.50%
4/1/2008 - 3/31/2009	9.12	(0.07)	(3.17)	(3.24)	—		—		—		5.88	(35.53%)	24,046	1.71%	1.28%	(0.96%)	72.93%
PL Small-Cap Value Fund
4/1/2012 - 3/31/2013	$10.58	$0.22	$1.52	$1.74	($0.17)		$—		($0.17)		$12.15	16.72%	$125,647	1.00%	0.90%	2.08%	38.47%
4/1/2011 - 3/31/2012	10.60	0.16	(0.05)	0.11	(0.13)		—		(0.13)		10.58	1.19%	86,152	1.02%	0.90%	1.59%	20.85%
4/1/2010 - 3/31/2011	8.57	0.16	1.98	2.14	(0.11)		—		(0.11)		10.60	25.11%	76,247	1.13%	0.97%	1.71%	31.06%
4/1/2009 - 3/31/2010	5.49	0.13	3.06	3.19	(0.11)		—		(0.11)		8.57	58.28%	38,173	1.58%	1.30%	1.82%	31.57%
4/1/2008 - 3/31/2009	8.80	0.16	(3.34)	(3.18)	(0.13)		—		(0.13)		5.49	(36.39%)	27,018	1.73%	1.34%	2.21%	47.41%
PL Real Estate Fund
4/1/2012 - 3/31/2013	$12.59	$0.17	$1.08	$1.25	($0.17)		$—		($0.17)		$13.67	9.98%	$60,138	1.16%	1.05%	1.35%	23.31%
4/1/2011 - 3/31/2012	11.46	0.13	1.08	1.21	(0.08)		—		(0.08)		12.59	10.62%	52,679	1.18%	1.05%	1.13%	23.69%
4/1/2010 - 3/31/2011	9.24	0.08	2.23	2.31	(0.09)		—		(0.09)		11.46	25.16%	41,860	1.34%	1.14%	0.77%	32.30%
4/1/2009 - 3/31/2010	4.60	0.12	4.64	4.76	(0.12)		—		(0.12)		9.24	104.32%	36,352	1.76%	1.45%	1.68%	26.55%
4/1/2008 - 3/31/2009	11.25	0.15	(6.65)	(6.50)	(0.15	)(8)	—		(0.15)		4.60	(58.24%)	20,775	1.89%	1.51%	1.79%	42.37%
PL Emerging Markets Fund
4/1/2012 - 3/31/2013	$13.55	$0.08	$0.68	$0.76	($0.09)		$—		($0.09)		$14.22	5.60%	$110,810	1.36%	0.95%	0.62%	40.46%
4/1/2011 - 3/31/2012	14.68	0.14	(0.95)	(0.81)	(0.07)		(0.25)		(0.32)		13.55	(5.15%)	85,483	1.49%	0.95%	1.09%	29.84%
4/1/2010 - 3/31/2011	12.19	0.11	2.64	2.75	(0.26)		—		(0.26)		14.68	22.53%	64,270	1.56%	1.04%	0.80%	45.98%
4/1/2009 - 3/31/2010	6.54	0.06	5.66	5.72	(0.07)		—		(0.07)		12.19	87.45%	47,714	2.15%	1.35%	0.57%	55.24%
4/1/2008 - 3/31/2009	13.58	0.11	(5.39)	(5.28)	(0.07)		(1.69)		(1.76)		6.54	(42.31%)	30,820	2.34%	1.42%	1.18%	61.50%
PL International Large-Cap Fund
4/1/2012 - 3/31/2013	$15.12	$0.23	$1.40	$1.63	($0.27)		$—		($0.27)		$16.48	10.88%	$198,963	1.13%	1.00%	1.55%	27.63%
4/1/2011 - 3/31/2012	15.37	0.22	(0.30)	(0.08)	(0.17)		—		(0.17)		15.12	(0.32%)	203,944	1.17%	1.00%	1.52%	23.96%
4/1/2010 - 3/31/2011	13.83	0.16	1.52	1.68	(0.14)		—		(0.14)		15.37	12.36%	138,033	1.30%	1.09%	1.16%	33.73%
4/1/2009 - 3/31/2010	9.17	0.16	4.64	4.80	(0.14)		—		(0.14)		13.83	52.64%	108,002	1.72%	1.40%	1.26%	24.61%
4/1/2008 - 3/31/2009	15.55	0.17	(6.37)	(6.20)	(0.06)		(0.12)		(0.18)		9.17	(40.24%)	65,124	1.82%	1.46%	1.39%	25.95%
PL International Value Fund
4/1/2012 - 3/31/2013	$8.62	$0.20	$0.51	$0.71	($0.23)		$—		($0.23)		$9.10	8.26%	$146,550	0.94%	0.80%	2.30%	65.56%
4/1/2011 - 3/31/2012	9.51	0.26	(0.89)	(0.63)	(0.26)		—		(0.26)		8.62	(6.20%)	111,119	1.02%	0.80%	3.06%	63.04%
4/1/2010 - 3/31/2011	9.19	0.18	0.35	0.53	(0.21)		—		(0.21)		9.51	5.99%	90,242	1.14%	0.90%	2.01%	149.95%
4/1/2009 - 3/31/2010	6.14	0.19	3.00	3.19	(0.14)		—		(0.14)		9.19	52.10%	86,284	1.56%	1.20%	2.28%	59.92%
4/1/2008 - 3/31/2009	12.82	0.26	(6.72)	(6.46)	(0.22)		(0.00	)(7)	(0.22)		6.14	(50.74%)	78,604	1.58%	1.27%	2.82%	31.43%
PL Currency Strategies Fund (1)
12/7/2012 - 3/31/2013	$10.00	($0.02)	$0.34	$0.32	$—		$—		$—		$10.32	3.20%	$118,643	0.94%	0.85%	(0.69%)	49.21%
PL Global Absolute Return Fund (1)
12/7/2012 - 3/31/2013	$10.00	$0.07	$0.13	$0.20	($0.01)		$—		($0.01)		$10.19	1.96%	$171,925	1.20%	1.06%	2.25%	37.92%
PL Precious Metals Fund (1)
12/7/2012 - 3/31/2013	$10.00	$0.01	($1.79)	($1.78)	($0.00	)(7)	$—		($0.00	)(7)	$8.22	(17.79%)	$65,951	1.12%	0.88%	0.31%	3.43%
PL Alternative Strategies Fund (1)
Class A:
12/31/2012 - 3/31/2013	$10.00	($0.01)	($0.05)	($0.06)	$—		$—		$—		$9.94	(0.60%)	$10	950.88%	0.85%	(0.50%)	14.84%
Class C:
12/31/2012 - 3/31/2013	$10.00	($0.03)	($0.05)	($0.08)	$—		$—		$—		$9.92	(0.80%)	$10	951.64%	1.60%	(1.26%)	14.84%
Advisor Class:
12/31/2012 - 3/31/2013	$10.00	($0.01)	($0.05)	($0.06)	$—		$—		$—		$9.94	(0.60%)	$10	950.64%	0.60%	(0.26%)	14.84%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-19

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS (1) (Continued)

(1)	All the funds covered in this report, except PL Alternative Strategies Fund, currently offer Class P shares only. Effective July 2, 2010, all Class A shares of these funds were converted to Class P shares. Performance information prior to the conversion for these funds pertains to Class A shares and reflects the fees and expenses associated with that share class. The PL Emerging Markets Debt Fund commenced operations on June 29, 2012. The PL Currency Strategies, PL Global Absolute Return and PL Precious Metals Funds commenced operations on December 7, 2012. The PL Alternative Strategies Fund commenced operations on December 31, 2012.
(2)	Net investment income (loss) per share has been calculated using the average shares method.
(3)	The total returns include reinvestment of all dividends and capital gain distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.
(4)	The ratios are annualized for periods of less than one full year.
(5)	The ratios of expenses after expense reductions to average net assets are after any advisory fee waivers and adviser expense reimbursements as discussed in Note 6 and Note 7B, respectively, in Notes to the Financial Statements.
(6)	Prior to July 1, 2008, the PL Mid-Cap Equity Fund was named PL Mid-Cap Value Fund.
(7)	Amount represents less than $0.005 per share or less than 0.005%.
(8)	Includes return of capital distribution of $0.01 per share.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Life Funds (the “Trust”) is a Delaware statutory trust, which was formed on May 21, 2001, and is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”) serves as investment advisor to the Trust. As of March 31, 2013, the Trust was comprised of thirty-three separate funds, twenty-two of which are covered by this report (each individually, a “Fund”, and collectively the “Funds”): PL Floating Rate Loan Fund, PL Inflation Managed Fund, PL Managed Bond Fund, PL Short Duration Bond Fund, PL Emerging Markets Debt Fund, PL Comstock Fund, PL Growth LT Fund, PL Large-Cap Growth Fund, PL Large-Cap Value Fund, PL Main Street® Core Fund (Main Street is a registered trademark of OppenheimerFunds, Inc.), PL Mid-Cap Equity Fund, PL Mid-Cap Growth Fund, PL Small-Cap Growth Fund, PL Small-Cap Value Fund, PL Real Estate Fund, PL Emerging Markets Fund, PL International Large-Cap Fund, PL International Value Fund, PL Currency Strategies Fund, PL Global Absolute Return Fund and PL Precious Metals Fund (collectively the “PL Underlying Funds”); and the PL Alternative Strategies Fund.

The PL Underlying Funds offer Class P shares only, which are sold at Net Asset Value (“NAV”). Presently, only the PL Portfolio Optimization Conservative Fund, PL Portfolio Optimization Moderate-Conservative Fund, PL Portfolio Optimization Moderate Fund, PL Portfolio Optimization Moderate-Aggressive Fund, and PL Portfolio Optimization Aggressive Fund (collectively, the “Portfolio Optimization Funds”), PL Alternative Strategies Fund, the Adviser and certain of its affiliates can invest in the PL Underlying Funds.

The PL Alternative Strategies Fund commenced operations on December 31, 2012. The PL Alternative Strategies Fund invests in certain PL Underlying Funds and Class P shares of the PL Floating Rate Income Fund. Although the Fund is effective, it is not currently offering shares to investors and is not available for sale at this time. Presently, only the Adviser and certain of its affiliates can invest in the PL Alternative Strategies Fund. The PL Alternative Strategies Fund offers Class A, Class C and Advisor shares. Each class is distinguished by its applicable sales charges and distribution and/or service fees and in general: (i) Class A shares are subject to a maximum 5.50% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% Contingent Deferred Sales Charge (“CDSC”); and (iii) Advisor Class shares are sold at NAV without a sales charge or CDSC. The sales charge for Class A shares is reduced for purchases of $50,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $1 million or more, although there is a CDSC of 1.00% on redemptions of such Class A shares within one year of purchase, which may be waived in certain circumstances.

The annual report for the Portfolio Optimization Funds and the PL Floating Rate Income Fund is not included in this report; there is a separate annual report for the Portfolio Optimization Funds and the PL Floating Rate Income Fund which is available without charge. For information on how to obtain the annual report for the Portfolio Optimization Funds and the PL Floating Rate Income Fund, see the Where to Go for More Information section of this report on page F-23.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Trust in the preparation of the financial statements.

Effective April 1, 2012, the Trust implemented Accounting Standards Update (“ASU”) No. 2011-03 issued by the Financial Accounting Standards Board (“FASB”) related to accounting for repurchase agreements and sale-buyback transactions that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modified the criteria for determining effective control of transferred assets and as a result certain agreements previously accounted for as “purchases and sales” are now required to be accounted for as “secured borrowings”. This ASU had an impact on the interest income and interest expense, and caused the portfolio turnover rate to decrease significantly for certain Funds (see Note 4 on Sale-Buybacks under “Borrowings and Other Financing Transactions”).

The Trust also implemented the additional disclosure requirements under the ASU No. 2011-04 issued by FASB which requires additional disclosures for fair value measurements categorized within Level 3 of the three-tier hierarchy defined under the Accounting Standards Codification No. 820, Fair Value Measurements and Disclosure, as well as additional disclosure for all transfers in and out of Level 1 and Level 2 (see Note 3D and Notes to Schedules of Investments).

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which a Fund invests. Facility fees and other fees (such as origination fees) received from senior loans purchased (see Note 4) by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income.

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

B. DISTRIBUTIONS TO SHAREHOLDERS

Each Fund covered in this report distributes all of its net investment income and realized capital gains, if any, to shareholders at least annually, although distributions could occur more if advantageous to the applicable Fund and its shareholders. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, initially expressed in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as Fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs). Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund. For the PL Alternative Strategies Fund, income, non-class specific expenses, and realized and unrealized gains and losses are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund including legal, printing and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

F. RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, this ASU requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. This ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact, if any, that the implementation of this ASU will have on the Trust’s financial statement disclosures.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of its investments each business day. Under the Valuation Policy, the Board has delegated certain functions to a Trustee Valuation Committee or another valuation committee to determine the fair value of certain investments. Each valuation committee that values each Fund’s investments, which includes using third party pricing services and/or alternate valuation methodologies approved by the Board, does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each Fund’s investments.

B. NET ASSET VALUE

Each Fund of the Trust is divided into shares and share classes, if applicable. The price per share of each class of a Fund’s shares is called the NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets (the value of the securities and other investments a Fund holds), subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment or the NAV determined earlier that day.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends or days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem Fund shares.

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board:

PL Alternative Strategies Fund

The investments of the PL Alternative Strategies Fund consist of Class P shares of the PL Floating Rate Income Fund and certain PL Underlying Funds, which are valued at their respective NAVs.

Money Market Instruments and Short-Term Investments

Money market instruments and short-term investments maturing within 60 days are valued at amortized cost in accordance with the 1940 Act. Amortized cost involves valuing an investment at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment. Fund investments in other mutual funds for temporary cash management purposes are valued at their respective NAVs.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust uses the last reported sale price or official closing price from an exchange as of the time of the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Investments, for which no sales are reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

Foreign equity investments are normally priced based on data reflecting the closing of the principal markets or market participants for those investments, which may be earlier than the NYSE close. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the NYSE close. The Trust has retained an independent statistical service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine the appropriate adjustments for market events. Quotations of foreign investments in foreign currencies are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures, Options and Swaps

Exchange traded futures, options and swaps are normally priced at the settlement price determined by the relevant exchange. Exchange traded futures, options and swaps for which no settlement prices are reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealer.

Over the Counter (“OTC”) Investments and Certain Equity Investments

OTC investments (including swaps and options), are generally valued by approved pricing services that use evaluated prices determined from various observable market and other factors. Certain OTC swap contracts are valued using alternative valuation methodologies pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from leading market makers.

Domestic and Foreign Fixed Income Investments

Fixed income investments are generally valued by approved pricing and quotation services using the mean between the most recent bid and ask prices which are based upon evaluated prices determined from various observable market and other factors. Certain fixed-income investments are valued by a benchmark, matrix, or other pricing processes approved by the Board.

Investment Values Determined by a Valuation Committee

The Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, the use of broker quotes, the use of purchase prices for initial public offerings, proration rates, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board. Valuations determined by a Trustee Valuation Committee or other valuation committee may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the close of the NYSE.

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, a valuation oversight committee (“VOC”) has been established which determines the level in which each Fund’s investments are characterized. The VOC includes investment, legal, accounting and compliance members of the Trust’s Adviser, and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

• Level 1 -	Quoted prices (unadjusted) in active markets for identical investments

• Level 2 -	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 -	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how each Fund’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back testing of the methodologies used to value Level 2 and Level 3 investments to evaluate the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange-traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for valuing each Fund’s investments are not necessarily an indication of the relative risks associated with investing in those investments. For example, money market instruments are valued using amortized cost in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of an investment, but since the value is not obtained from a quoted price in an active market, such investments are reflected as Level 2. Foreign investments that are valued with the assistance of a statistical research service approved by the Board, and based on significant observable inputs (as described in Note 3C) are reflected as Level 2. For fair valuations using significant unobservable inputs, the Trust presents a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. The Trust also discloses the amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the beginning and/or end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed only when a Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period. A summary of each Fund’s investments as of March 31, 2013 as categorized under the three-tier hierarchy of inputs, and the reconciliation of Level 3 investments and information on transfers in and out of each level, if applicable, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities.

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated mutual funds, are valued at their respective NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price. The models also take into consideration data received from active market makers and inter-dealer brokers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed Securities and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government & Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government & Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government & Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options Contracts

Exchange listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied or mean variation to exchange listed options contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. OTC options contracts are fair valued based on either broker-dealer quotations or pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using various inputs and techniques, which include broker-dealer quotations and foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swaps

Interest Rate Swaps – Interest rate swaps that are actively traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Interest rate swaps traded over-the-counter are fair valued using pricing models that are based on real-time snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps – Credit default swaps that are actively traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Credit default swaps traded over-the-counter are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Swaps – Total return swaps that are actively traded and cleared on a securities exchange or swaps execution facility are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

are categorized as Level 1. Total Return swaps traded over-the-counter are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loans (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Short-Term Investments

Short-term investments maturing within 60 days are valued using amortized cost, which is used if it approximates market value, and are reflected as Level 2. Repurchase agreements are fully collateralized. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest.

Credit-Oriented Investments

For non-publicly traded instruments that represent debt to the Trust, the carrying amount approximates fair value due to the relatively short- term maturity of these financial instruments, and are reflected as Level 2. The Trust may use market transactions for identical or similar instruments or a market yield approach, which utilizes expected future cash flows that are discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of each Fund as applicable. Consideration may also include an evaluation of collateral.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of assets owned by a Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested. Events in the financial markets have the potential to cause increased volatility and uncertainty, which may impact the value of each Fund’s investments. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. As a result, the value of a Fund’s investments may be adversely affected by events in the markets, either directly or indirectly, and each Fund is exposed to potential decreases in the value of those investments. In addition, traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory responses to market events may impair either the Adviser’s or a sub-adviser’s ability to pursue certain investment techniques or strategies and may have unexpected consequences on particular markets, strategies, or investments. Future events may impact a Fund in unforeseen ways, leading a Fund to alter its existing strategies or, potentially, to liquidate and close.

Fund of Funds Investments

The PL Alternative Strategies Fund is a fund of funds and therefore is exposed to the same risks as the PL Underlying Funds and PL Floating Rate Income Fund in direct proportion to the allocation of assets among those funds. This annual report contains information about the risks associated with investing in the PL Underlying Funds. The risks associated with investing in the PL Floating Rate Income Fund are not included in this report. See the Where to Go for More Information section of this report on page F-23 for information on the annual report for the PL Floating Rate Income Fund. Allocations among the PL Underlying Funds and PL Floating Rate Income Fund are determined using an asset allocation process, which seeks to provide performance that has a low to moderate correlation with the performance of traditional equity and fixed income asset classes over long-term periods. The allocations of the PL Alternative Strategies Fund may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or PL Underlying Funds and PL Floating Rate Income Fund may cause them to underperform other mutual funds with a similar investment objective. The PL Alternative Strategies Fund may invest a significant portion of its assets in any one or several PL Underlying Funds and PL Floating Rate Income Fund (See Note 7C).

Equity Investments

The price of equity investments change in response to many factors, including a company’s historical and prospective earnings, cash flows, the value of its assets, investor perceptions and many of the General Investment Risk factors noted above.

Fixed Income Investments

Fixed income (debt) investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates, although the factors noted above may also have a significant impact on fixed income (debt) investments. There is a risk that an issuer of a Fund’s fixed income (debt) investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high- yield/high-risk bonds, e.g., bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage related securities, structured investment vehicles and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

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Foreign Investments

There are certain additional risks involved in investing in foreign securities that are generally not inherent in investments in domestic securities. These risks may involve foreign currency fluctuations, adverse political, social and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile.

Illiquid Investments

Each Fund may not invest in illiquid securities and illiquid bank loans (collectively, “Illiquid Investments”) if as a result of such investment, more than 15% of its net assets, taken at market value at the time of such investment, would be invested in Illiquid Investments. The term “Illiquid Investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Illiquid Investments may be difficult to value and difficult to sell, which means a Fund may not be able to sell such investments quickly for their full value. The value of Illiquid Investments held by each Fund as of March 31, 2013 was less than 15% of its net assets.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates of domestic or foreign corporations, partnerships and other entities (“Borrowers”). Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, LIBOR rates or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of March 31, 2013, no participation interest in Senior Loans was held by any of the Funds covered in this report.

Inflation-Indexed Bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income (debt) securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment to interest income.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage- backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other fixed-income and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are

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made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Agencies or Government-Sponsored Enterprises

Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of each Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U. S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed- delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Short Sales

Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own. A Fund’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the Fund’s short position, resulting in a loss to the Fund. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. The Fund incurs an expense for such borrowing. The Fund may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the Fund to sell long positions before the manager had intended. A Fund may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are recorded as a liability.

The use of proceeds received from selling short to purchase additional securities (long positions), results in leverage which may increase a Fund’s exposure to long positions. Leverage could magnify gains and losses and, therefore, increases a Fund’s volatility.

Repurchase Agreements

Certain Funds may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by a Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s or AAA, AA or A by Standard & Poor’s) or, if not rated by Moody’s or Standard & Poor’s, are of equivalent investment quality as determined by the Adviser or the applicable portfolio manager. Such collateral is in the possession of the Trust’s custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

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Borrowings and Other Financing Transactions

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the 1940 Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, see Note 5.

Reverse Repurchase Agreements – Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at the agreed-upon price and date. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the applicable Fund manager or otherwise cover its obligations under reverse repurchase agreements.

Sale-Buybacks – Certain Funds may enter into transactions referred to as sale-buybacks. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. Effective April 1, 2012 such transactions are recorded as secured borrowings; whereas, previously such transactions were recorded as purchases and sales. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are recorded as a liability. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund. A Fund will segregate assets determined to be liquid or otherwise cover its obligations under sale-buyback transactions.

Segregation and Collateral

If a Fund engages in certain transactions such as derivative investments or repurchase agreements, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Trust’s books and records maintained by the custodian and/or the portfolio manager. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. There is a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, options contracts, forward foreign currency contracts, interest rate swaps, and credit default swaps. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest rate risk – A Fund may be exposed to interest rate risk through investments in fixed income securities. Interest rate risk is the risk that fixed income securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than fixed income securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a fixed income security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign investments and currency risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investments. As a result, a Fund’s investments in foreign currency denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

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Price volatility risk – Derivatives tied to equity and fixed income securities are exposed to potential price volatility. Fixed income securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade fixed income securities (including loans) may be relatively greater than for investment grade fixed income securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty risk – Credit risk is the risk that a fixed income security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of fixed income security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in fixed income (debt) investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to a Fund by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

A Fund’s transactions in listed securities are settled/paid for upon delivery with their counterparties. Therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Credit Related Contingent Features – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Agreements, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral and certain events of default or termination, such as credit related contingent features. These provisions reduce the counterparty risk associated with relevant transactions by allowing a Fund or its counterparties to elect to terminate early and cause settlement of all outstanding transactions if a triggering event occurs under the applicable Master Agreement. These triggering events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Thus, if a credit related contingent feature is triggered, it would allow a Fund or its counterparty to close out all transactions under the agreement and demand payment or additional collateral to cover their exposure to the other counterparty. Any election made by a counterparty to early terminate a transaction could have a material adverse impact on a Fund’s financial statements. To reduce credit and counterparty risk associated with transactions, a Fund may enter into master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. A Fund’s overall exposure to credit risk, subject to master netting arrangements, can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to increase returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin deposits are made upon entering into futures contracts and can be funded with either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

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During the reporting period, the Funds entered into futures contracts for the following reasons: The PL Inflation Managed and PL Managed Bond Funds used financial and money market futures as a means of managing exposure to the securities markets or to movements in interest rates. The PL Short Duration Bond Fund entered into interest rate futures to manage duration. The PL Large-Cap Growth Fund entered into futures contracts to maintain full exposure to the equity markets. The PL International Value Fund entered into futures contracts to maintain full exposure to the equity markets. The PL Global Absolute Return Fund Entered into futures contracts to manage duration and interest rate risk, to maintain full exposure to the equities market, to manage exposure to various markets, to provide daily liquidity for the Fund’s inflows and outflows, and as a part of the Fund’s investment strategy. The PL Comstock, PL Main Street Core, PL International Value, PL Large-Cap Value, PL International Large-Cap, PL Growth LT and PL Mid-Cap Equity Funds utilized futures to gain market exposure with the cash generated during PLFA’s reallocation of assets related to the Portfolio Optimization Funds and the PL Alternative Strategies Fund.

Options Contracts – An options contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an options contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract.

The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed options contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC options contracts is limited to the premium paid.

During the reporting period, the Funds entered into option contracts for the following reasons: The PL Inflation Managed and PL Managed Bond Funds purchased and wrote options and swaptions on futures, currencies, volatility and swaps, as a means of capitalizing on anticipated changes in market volatility. Both Funds also wrote options to generate income and wrote inflation floors to hedge duration. The PL Growth LT Fund invested in option contracts for purposes of risk management and to increase returns. The Emerging Markets Debt Fund entered into option contracts for purposes of hedging and as a part of the fund’s investment strategy. The PL Global Absolute Return Fund purchased or wrote options for purposes of risk management, to facilitate buying and selling securities, and as a part of the Fund’s investment strategy.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a Fund manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the Funds entered into Forward Contracts for the following reasons: The PL Inflation Managed and PL Managed Bond Funds entered into Forward Contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of each Funds’ investment strategy. The PL Emerging Markets Debt Fund entered into Forward Contracts to help protect the Fund’s returns against adverse currency movements, to gain market exposure, and as part of the Fund’s investment strategy. The PL Comstock Fund entered into Forward Contracts to manage currency risk and to help protect the Fund’s returns against adverse currency movements. The PL Growth LT and PL Short Duration Bond Funds entered into Forward Contracts for hedging purposes to help protect the Fund’s returns against adverse currency movements. The PL International Value Fund entered into Forward Contracts to manage currency risk and for hedging purposes to insulate the Fund’s returns against adverse currency movements. The PL Global Absolute Return Fund entered into Forward Contracts to hedge against currency exposure associated with the Fund’s investments and to protect the Fund returns against adverse currency movements, as a substitute for securities, and as a part of the Fund’s investment strategy. The PL Currency Strategies Fund purchased or sold non-deliverable Forward Contracts to gain or increase exposure to various currencies (both long and short positions) for hedging purposes to protect the Fund’s returns against adverse currency movements and as a part of the Fund’s investment strategy.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Swaps Agreements – Swaps are privately negotiated agreements between the Funds and their counterparties to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals and may be executed in the over-the-counter market or in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. Payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as the calculation of realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by a Fund are recorded as realized gain.

Interest Rate Swaps – Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Certain Funds hold fixed rate bonds whose value may decrease if interest rates rise. To help hedge against this risk and to maintain the ability to generate income at prevailing market rates, certain Funds enter into interest rate swap agreements.

A Fund investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A Fund’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the Funds entered into interest rate swaps for the following reasons: The PL Inflation Managed and PL Managed Bond Funds entered into interest rate swaps to manage nominal or real interest rate risk, as well as other risk exposures in various global markets, or as a substitute for cash bond exposure. The PL Emerging Markets Debt Fund entered into interest rate swaps for duration management and to gain exposure to the currency markets. The PL Global Absolute Return Fund entered into interest rate swaps to manage interest rate risk and exposure to various markets, and as a part of the Fund’s investment strategy.

Credit Default Swaps – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to its Fund because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

A Fund investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. Treasury obligation issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the

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NOTES TO FINANCIAL STATEMENTS (Continued)

specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. Treasury obligation issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedowns or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a Fund of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect.

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. Treasury obligation issues as of period end, are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

A Fund may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a Fund may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

A Fund may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

A Fund’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap contracts is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2013 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

During the reporting period, the Funds entered into credit default swaps for the following reasons: The PL Inflation Managed and PL Managed Bond Funds sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities or to the broader investment grade, high yield, or emerging markets. Both Funds also purchased credit protection to reduce credit exposure to individual issuers, reduce broader credit risk, or to take advantage of the basis between the credit default swap and the cash bond market. The PL Global Absolute Return Fund entered into credit default swaps for hedging purposes, to increase or decrease credit exposure to various indices, individual issuers and securities or groups or securities, and as a part of the Fund’s investment strategy.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Total Return Swaps – A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.

During the reporting period, the Funds entered into total return swaps for the following reasons: The PL Global Absolute Return Fund entered into total return swaps to maintain exposure to various markets, to increase or decrease credit exposure to various indices, individual issuers and securities or groups or securities, and as a part of the Fund’s investment strategy.

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement. The derivative investments held as of March 31, 2013 as disclosed in the Notes to Schedules of Investments and the amounts of realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for each applicable Fund during the year ended March 31, 2013.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Interest rate contracts	Investments, at value	Outstanding options written, at value
	Receivable: Variation margin	Payable: Variation margin
	Swap contracts, at value	Swap contracts, at value
Foreign currency contracts	Investments, at value	Outstanding options written, at value
	Receivable: Variation margin	Payable: Variation margin
	Forward foreign currency contracts appreciation	Forward foreign currency contracts depreciation
Credit contracts	Swap contracts, at value	Swap contracts, at value
Equity contracts	Investments, at value	Outstanding options written, at value
	Receivable: Variation margin	Payable: Variation margin

The following is a summary of fair values of derivative investments disclosed in the Statements of Assets and Liabilities, categorized by primary risk exposure as of March 31, 2013:

	Asset Derivative Investments Value
Fund	Total Value at March 31, 2013	Credit Contracts	Equity Contracts		Foreign Currency Contracts	Interest Rate Contracts
PL Inflation Managed	$543,065	$—	$—		$218,320	$324,745	*
PL Managed Bond	3,450,077	562,840	—		1,207,571	1,679,666	*
PL Short Duration Bond	2,198	—	—		—	2,198	*
PL Emerging Markets Debt	230,288	—	—		230,288	—
PL Comstock	124,280	—	—		124,280	—
PL Growth LT	20,581	—	—		20,581	—
PL Large-Cap Growth	35,842	—	35,842	*	—	—
PL International Value	799,078	—	—		799,078	—
PL Currency Strategies	2,766,926	—	—		2,766,926	—
PL Global Absolute Return	9,085,771	5,316,577	242,701	*	3,431,008	95,485

	Liability Derivative Investments Value
Fund	Total Value at March 31, 2013	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PL Inflation Managed	($325,723)	$—	$—	($139,609)	($186,114	)*
PL Managed Bond	(1,091,241)	(200,859)	—	(604,903)	(285,479	)*
PL Short Duration Bond	(21,770)	—	—	(5,873)	(15,897	)*
PL Emerging Markets Debt	(146,115)	—	—	(129,580)	(16,535)
PL Comstock	(170,768)	—	—	(170,768)	—
PL Growth LT	(30,064)	—	—	(30,064)	—
PL International Value	(405,120)	—	—	(405,120)	—
PL Currency Strategies	(3,921,893)	—	—	(3,921,893)	—
PL Global Absolute Return	(3,049,154)	(1,366,297)	—	(926,759)	(756,098	)*

*	Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swaps as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation of derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Interest rate contracts	Net realized gain (loss) on investment security transactions
Equity contracts	Net realized gain (loss) on futures contracts and swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts and swaps
Change in net unrealized appreciation (depreciation) on written options
Foreign currency contracts	Net realized gain (loss) on investment security transactions
Net realized gain (loss) on futures contracts and swap transactions
Net realized gain (loss) on written option transactions
Net realized gain (loss) on foreign currency transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts and swaps
Change in net unrealized appreciation (depreciation) on written options
Change in net unrealized appreciation (depreciation) on foreign currencies
Credit contracts	Net realized gain (loss) on futures contracts and swap transactions
Change in net unrealized appreciation (depreciation) on futures contracts and swaps

The following is a summary of each Fund’s realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2013:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations
Fund	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PL Inflation Managed	$1,398,684	($40,663)	$—	$907,374	$531,973
PL Managed Bond	7,592,384	(421,572)	—	4,505,692	3,508,264
PL Short Duration Bond	(6,387)	—	—	(34,682)	28,295
PL Emerging Markets Debt	(58,594)	—	—	(96,719)	38,125
PL Comstock	62,214	—	—	62,214	—
PL Growth LT	68,586	—	(93,119)	161,705	—
PL Large-Cap Growth	305,194	—	305,194	—	—
PL International Value	2,943	—	157,787	(154,844)	—
PL Currency Strategies	6,754,910	—	—	6,754,910	—
PL Global Absolute Return	1,159,538	145,110	—	1,284,754	(270,326)

	Change in Net Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statement of Operations
Fund	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PL Inflation Managed	$92,391	$62,142	$—	$243,208	($212,959)
PL Managed Bond	1,611,636	1,038,618	—	1,942,650	(1,369,632)
PL Short Duration Bond	(16,741)	—	—	(3,042)	(13,699)
PL Emerging Markets Debt	56,906	—	—	73,441	(16,535)
PL Comstock	(46,488)	—	—	(46,488)	—
PL Growth LT	(56,151)	—	(100,891)	44,740	—
PL Large-Cap Growth	35,842	—	35,842	—	—
PL International Value	578,828	—	(4,639)	583,467	—
PL Currency Strategies	(1,154,967)	—	—	(1,154,967)	—
PL Global Absolute Return	1,875,549	313,537	99,452	2,123,173	(660,613)

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NOTES TO FINANCIAL STATEMENTS (Continued)

6. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, SUPPORT SERVICES AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as Adviser to the Trust. For the PL Underlying Funds, PLFA has retained other management firms to sub-advise each Fund, as discussed later in this section. PLFA manages the PL Alternative Strategies Fund. PLFA receives advisory fees from each Fund based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each Fund:

PL Floating Rate Loan (1)	0.75%	PL Large-Cap Value	0.65%	PL International Large-Cap	0.85%
PL Inflation Managed	0.40%	PL Main Street Core	0.45%	PL International Value	0.65%
PL Managed Bond	0.40%	PL Mid-Cap Equity	0.65%	PL Currency Strategies	0.65%
PL Short Duration Bond	0.40%	PL Mid-Cap Growth	0.70%	PL Global Absolute Return	0.80%
PL Emerging Markets Debt	0.785%	PL Small-Cap Growth	0.60%	PL Precious Metals (4)	0.75%
PL Comstock (2)	0.75%	PL Small-Cap Value	0.75%	PL Alternative Strategies Fund	0.20%
PL Growth LT	0.55%	PL Real Estate	0.90%
PL Large-Cap Growth (3)	0.75%	PL Emerging Markets	0.80%

(1)	PLFA has contractually agreed to waive 0.10% of its advisory fees through July 31, 2013 as long as Eaton Vance Management remains manager of the Fund. There is no guarantee that PLFA will continue such waiver after that date.
(2)	PLFA has contractually agreed to waive 0.015% of its advisory fees through July 31, 2013 as long as Invesco Advisers, Inc. remains manager of the Fund. There is no guarantee that PLFA will continue such waiver after that date.
(3)	PLFA has contractually agreed to waive 0.025% of its advisory fees from April 1, 2012 through December 31, 2012, 0.275% from January 1, 2013 to April 30, 2013, and 0.045% from May 1, 2013 through July 31, 2013 as long as BlackRock Investment Management, LLC remains manager of the Fund. There is no guarantee that PLFA will continue such waiver after that date.
(4)	PLFA has contractually agreed to waive 0.07% of its advisory fees through July 31, 2013 as long as Wells Capital Management Inc. remains the manager of the Fund. There is no guarantee that PLFA will continue such waiver after that date.

Pursuant to Fund Management Agreements, the Trust and PLFA engage various management firms under PLFA’s supervision for the PL Underlying Funds. As of March 31, 2013, the following firms serve as sub-advisers for their respective Fund(s): Eaton Vance Management for the PL Floating Rate Loan and PL Global Absolute Return Funds; Pacific Investment Management Company LLC for the PL Inflation Managed and PL Managed Bond Funds; T. Rowe Price Associates, Inc. for the PL Short Duration Bond Fund; Ashmore Investment Management Limited for the PL Emerging Markets Debt Fund; Invesco Advisers, Inc. for the PL Comstock Fund; Janus Capital Management LLC for the PL Growth LT Fund; BlackRock Investment Management, LLC for the PL Large-Cap Growth Fund; ClearBridge Advisors, LLC for the PL Large-Cap Value Fund; OppenheimerFunds, Inc. for the PL Main Street Core and PL Emerging Markets Funds; Scout Investments, Inc for the PL Mid-Cap Equity Fund; Morgan Stanley Investment Management Inc. for the PL Mid-Cap Growth and PL Real Estate Funds; Fred Alger Management, Inc. for the PL Small-Cap Growth Fund; NFJ Investment Group LLC for the PL Small-Cap Value Fund; MFS Investment Management for the PL International Large-Cap Fund; J.P. Morgan Investment Management Inc. for the PL International Value Fund; UBS Global Asset Management (Americas) Inc. for the PL Currency Strategies Fund; and Wells Capital Management Inc. for the PL Precious Metals Fund. PLFA, as Adviser to the Trust, pays the related management fees to these sub-advisers as compensation for their sub-advisory services provided to their respective Fund.

Pursuant to an Administration and Shareholder Services Agreement (the “Administration Agreement”), Pacific Life serves as administrator (the “Administrator”) to the Trust. The Trust paid the Administrator an administration fee at an annual rate of 0.15% for the PL Alternative Strategies Fund and each of the PL Underlying Funds. The administration fee is for procuring or providing administrative, transfer agency, and shareholder services. In addition, Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Administrator’s and Adviser’s responsibilities under the Administration Agreement and Investment Advisory Agreement. Under the Support Services Agreement, the Trust compensated Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, some of which include the time spent by legal, accounting, and compliance personnel of Pacific Life and PLFA (including individuals who may be officers or Trustees of the Trust), to attend meetings of the Board and to provide assistance with the coordination and supervision in connection with the services procured for the Trust under the Administration Agreement. Support services do not include any services for which PLFA is responsible pursuant to the Investment Advisory Agreement. The Trust reimbursed Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Distribution Agreement, Pacific Select Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust’s shares. Under the Distribution Agreement, the Distributor bears all expenses of providing services, including costs of sales presentations, mailings, advertisements, and other marketing efforts by the Distributor in connection with the distribution or sale of the Trust’s shares and makes distribution and/or service payments to selling groups in connection with the sale of certain of the Trust’s shares and subsequent servicing needs of shareholders provided by selling groups. The Class P shares of the PL Underlying Funds covered in this report is not subject to a distribution and/or service fee. The Distributor received distribution and service fees pursuant to class specific distribution and service plans, each adopted in accordance with Rule 12b-1 under the 1940 Act (together the “12b-1 Plans”) for Class C shares. The Distributor also received service fees pursuant to a Class A Service Plan (“Class A Plan”) and an Advisor Class Service Plan (“Advisor Class Plan”) which were not adopted in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plans, each Fund paid to the Distributor both distribution and service fees at an annual rate expressed as a percentage of average daily net assets. The distribution fee was 0.75% for C shares.

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The service fee was 0.25% for Class C shares. Under the Class A Plan, each Fund paid the Distributor service fees at an annual rate of 0.25% of the average daily net assets attributable to the applicable share class. There are no distribution and service fees for the Advisor Class shares. The distribution and service fees were accrued daily.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, ADMINISTRATION FEES AND EXPENSES FOR SUPPORT SERVICES

The Adviser and Pacific Life are related parties. The advisory fees earned by the Adviser, including any advisory fee waiver, the administration fees earned by Pacific Life, including any fee waivers, and expenses for support services recovered by PLFA and Pacific Life (see Note 6) by each Fund covered in this report for the year ended March 31, 2013 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of March 31, 2013 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has entered into expense limitation agreements with the Trust and has contractually agreed to reimburse each Fund for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets. These operating expenses include, but are not limited to, administration fees, organizational expenses, custody expenses, expenses for audit, tax and certain legal services, preparation, printing, filing and distribution to existing shareholders of proxies, prospectuses and shareholder reports and other regulatory documents as applicable, independent trustees’ fees, and establishing, overseeing and administering the Trust’s compliance program. These operating expenses do not include investment advisory fees; distribution and/or service fees, if any; interest; taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; dividends on securities sold short; acquired fund fees and expenses; and extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of each Fund’s business. The current expense cap for the PL Underlying Funds, except the PL Currency Strategies Fund, PL Global Absolute Return Fund and PL Precious Metals Fund, is 0.15% through July 31, 2015 and 0.30% thereafter through July 31, 2022. The current expense cap for the Currency Strategies Fund, PL Global Absolute Return Fund and PL Precious Metals Fund is 0.20% through July 31, 2014. The current expense cap for the Alternative Strategies Fund is 0.40% through July 31, 2016.

There is no guarantee that PLFA will continue to cap expenses upon the expiration of the applicable expense caps. Any expense reimbursements are subject to repayment to PLFA for a period of time as permitted under regulatory and accounting guidance (currently 3 years from the end of the fiscal year in which the reimbursement or reduction took place), to the extent such expenses fall below the expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the Fund, but not above the expense cap. There was no recoupment of expense reimbursement by PLFA from any Funds covered in this report during the year ended March 31, 2013.

The cumulative reimbursement and fee reduction amounts, if any, as of March 31, 2013 that are subject to repayment for each Fund covered in this report are as follows:

	Expiration Date
Fund	3/31/2014	3/31/2015	3/31/2016
PL Floating Rate Loan	$161,181	$131,663	$138,319
PL Inflation Managed	329,563	295,942	210,150
PL Managed Bond	558,213	506,074	511,150
PL Short Duration Bond	164,455	168,516	200,776
PL Emerging Markets Debt			149,277
PL Comstock	194,706	167,205	179,416
PL Growth LT	154,975	163,768	95,666
PL Large-Cap Growth	112,128	106,391	120,927
PL Large-Cap Value	228,247	206,530	217,662
PL Main Street Core	176,595	160,866	167,926
PL Mid-Cap Equity	153,964	136,380	137,581
PL Mid-Cap Growth	116,589	83,455	95,060
PL Small-Cap Growth	73,729	59,708	63,952
PL Small-Cap Value	92,291	93,513	101,068
PL Real Estate	72,505	59,572	60,947
PL Emerging Markets	270,343	388,707	408,692
PL International Large-Cap	255,021	289,591	257,028
PL International Value	200,306	213,243	187,506
PL Currency Strategies			31,042
PL Global Absolute Return			68,978
PL Precious Metals			33,601
PL Alternative Strategies			70,089

Total	$3,314,811	$3,231,124	$3,506,813

Due to the current regulatory and accounting guidance, all expense reimbursements made by the Adviser for the period September 28, 2001 (the Pacific Life Funds’ commencement date of operations) to March 31, 2010 expired for future recoupment as of March 31, 2013. Based on the Trust’s experience, the likelihood of repayment by a Fund for the amounts presented in the table above prior to the expiration is considered remote and no liabilities for such repayments were recorded by any Fund as of March 31, 2013. The Adviser expense reimbursement is presented in the Statements of Operations. Any amounts that remained due from the Advisor as of March 31, 2013 are presented in the Statements of Assets and Liabilities.

C. INVESTMENTS IN AFFILIATED FUNDS

As of March 31, 2013, the PL Alternative Strategies Fund (aggregate of Classes A, C, and Advisor Class) owned Class P shares in the PL Floating Rate Income Fund and in certain affiliated PL Underlying Funds. A summary of transactions for the period from inception through

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013 and total investments by the PL Alternative Strategies Fund in the PL Floating Rate Income Fund and in certain PL Underlying Funds as of March 31, 2013 is as follows:

Fund/Underlying Fund	Beginning Value as of April 1, 2012 (1)	Purchase Cost (2)	Distributions Received and Reinvested (3)	Sales Proceeds	Net Realized Gain (Loss) (4)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2013
							Ending Value	Shares Balance
PL Alternative Strategies Fund
PL Floating Rate Income	$—	$4,292	$25	$350	$2	$30	$3,999	382
PL Inflation Managed	—	12,875	—	1,050	(4)	23	11,844	1,216
PL Real Estate	—	4,291	—	350	12	145	4,098	300
PL Emerging Markets Debt	—	4,292	—	350	1	(28)	3,915	372
PL Currency Strategies	—	21,457	—	1,750	2	(13)	19,696	1,909
PL Global Absolute Return	—	25,749	—	2,100	21	282	23,952	2,351
PL Precious Metals	—	12,874	—	1,050	(39)	(590)	11,195	1,362
	$—	$85,830	$25	$7,000	($5)	($151)	$78,699

(1)	Operations commenced on December 31, 2012.
(2)	Purchased cost excludes distributions received and reinvested, if any.
(3)	Distributions received include distributions from net investment income from the PL Underlying Funds and the PL Floating Rate Income Fund, if any.
(4)	Net realized gain (loss) includes distributions from capital gains from the PL Underlying Funds and the PL Floating Rate Income Fund, if any.

As of March 31, 2013, Pacific Life owned 100% of the total (aggregate of Class A, C, and Advisor Class) shares outstanding of the PL Alternative Strategies Fund.

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations.

Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each Fund at the time of such deferral and are payable in accordance with the Plan. Deferral amounts are treated as though equivalent dollar amounts had been invested in shares of certain Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance, at NAV of Class A shares of the corresponding Portfolio Optimization Funds, PL Alternative Strategies Fund, PL Short Duration Income Fund, PL Income Fund, PL Strategic Income Fund, PL Floating Rate Income Fund, PL High Income Fund and/or PL Money Market Fund, and/or Class P shares of the corresponding PL Underlying Funds without a sales load. The obligation of each Fund under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the year ended March 31, 2013, such expenses were increased by $1,896 for all applicable Funds covered in this report as a result of the market value appreciation on such accounts. As of March 31, 2013, the total amount in the DCP Liability accounts was $34,280 for all applicable Funds covered in this report.

E. OFFICERS OF THE TRUST

None of the officers of the Trust received compensation from the Trust.

F. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. UNFUNDED SENIOR LOAN COMMITMENTS

Unfunded loan commitments on senior loan participations and assignments (Note 4), if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable Fund’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset (unfunded loan commitment appreciation) or a liability (unfunded loan commitment depreciation) and any change in net unrealized appreciation or depreciation for the reporting period is recorded as a change in net unrealized appreciation or depreciation on unfunded loan commitment. As of March 31, 2013, no unfunded loan commitments were held by any Funds covered in this report.

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

9. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended March 31, 2013, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
PL Floating Rate Loan	$—	$—	$94,788,256	$100,939,729
PL Inflation Managed	262,289,047	377,478,509	21,147,419	68,987,756
PL Managed Bond	3,346,153,043	3,252,881,801	138,774,501	170,854,868
PL Short Duration Bond	67,820,199	59,555,228	122,685,987	64,834,505
PL Emerging Markets Debt	—	—	120,252,900	42,267,620
PL Comstock	—	—	94,082,426	79,219,719
PL Growth LT	—	—	40,980,154	94,773,303
PL Large-Cap Growth	—	—	167,658,744	165,801,761
PL Large-Cap Value	—	—	91,476,428	76,265,317
PL Main Street Core	—	—	118,386,325	116,598,877
PL Mid-Cap Equity	—	—	258,104,639	284,588,189
PL Mid-Cap Growth	—	—	28,316,198	37,673,757
PL Small-Cap Growth	—	—	45,751,858	37,270,684
PL Small-Cap Value	—	—	60,470,795	37,856,798
PL Real Estate	—	—	16,513,943	12,303,155
PL Emerging Markets	—	—	55,137,431	38,842,929
PL International Large-Cap	—	—	55,877,630	81,031,585
PL International Value	—	—	111,323,206	86,828,036
PL Currency Strategies	—	—	83,269,704	28,250,165
PL Global Absolute Return	1,365,886	682,943	156,533,256	48,497,278
PL Precious Metals	—	—	74,653,631	2,071,095
PL Alternative Strategies	—	—	85,855	7,000

10. FEDERAL INCOME TAX INFORMATION

Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). A Fund that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Each Fund declared and paid sufficient dividends on net investment income and capital gains distributions during the year or period ended March 31, 2013, to qualify as a RIC and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined in accordance with income tax regulations, which may differ from such amounts for financial reporting purposes. These differences are primarily due to differing treatments for sale-buyback financing transactions, futures and options, swap income, paydown gain/loss, partnership income, foreign currency transactions, passive foreign investment companies, late year ordinary and post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of capital accounts. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

The following table shows the accumulated capital losses and components of distributable earnings on a tax basis, and late year ordinary losses and post-October capital losses deferred, if any, as of March 31, 2013:

		Distributable Earnings		Late Year Ordinary and Post-October Losses Deferral
Funds	Accumulated Capital Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late-Year Ordinary Losses	Short-Term Capital Losses	Long-Term Capital Losses	Total
PL Floating Rate Loan	$—	$1,316,347	$415,183	$—	$—	$—	$—
PL Inflation Managed	—	969,033	1,799,266	—	—	—	—
PL Managed Bond	—	5,249,049	335,216	—	—	—	—
PL Short Duration Bond	(400,482)	692,686	—	—	—	—	—
PL Emerging Markets Debt	—	2,223,395	—	—	—	—	—
PL Comstock	(15,567,387)	1,547,697	—	—	(39,394)	—	(39,394)
PL Growth LT	(8,082,253)	573,620	—	—	—	—	—
PL Large-Cap Growth	—	2,005,094	16,228,244	—	—	—	—
PL Large-Cap Value	(11,105,101)	1,311,059	—	—	—	—	—
PL Main Street Core	(15,493,924)	510,526	—	—	—	—	—
PL Mid-Cap Equity	—	261,379	8,498,830	—	—	—	—
PL Mid-Cap Growth	—	152,026	201,852	—	—	—	—
PL Small-Cap Growth	(2,656,903)	98,333	—	(9,352)	—	—	(9,352)
PL Small-Cap Value	(565,420)	643,956	—	—	—	—	—
PL Real Estate	(7,118,950)	207,691	—	—	—	—	—
PL Emerging Markets	—	338,384	716,973	—	—	—	—
PL International Large-Cap	(11,259,863)	1,245,736	—	—	(316,774)	—	(316,774)
PL International Value	(56,218,765)	1,569,454	—	—	—	—	—
PL Currency Strategies	—	4,034,419	—	—	—	—	—
PL Global Absolute Return	—	4,380,767	—	—	—	—	—
PL Precious Metals	—	187,701	—	—	106,883	—	106,883

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Accumulated capital losses represent net capital loss carryovers as of March 31, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), each Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. Each Fund’s first fiscal year end subject to the Modernization Act was March 31, 2012. The following table shows the expiration dates for capital loss carryover from pre-enactment taxable years and the amounts of capital loss carryover, if any, by each of the applicable Funds as of March 31, 2013:

	Pre-Enactment			Post-Enactment
	Net Capital Loss Carryover Expiring In			Unlimited Period of Net Capital Loss Carryover		Accumulated Capital Loss Carryover
Fund	2017	2018	2019	Short-Term	Long-Term
PL Short Duration Bond	$—	$—	$—	($400,482)	$—	($400,482)
PL Comstock	—	(15,567,387)	—	—	—	(15,567,387)
PL Growth LT	—	(8,082,253)	—	—	—	(8,082,253)
PL Large-Cap Value	(277,230)	(10,501,973)	(325,898)	—	—	(11,105,101)
PL Main Street Core	—	(15,493,924)	—	—	—	(15,493,924)
PL Small-Cap Growth	—	(2,656,903)	—	—	—	(2,656,903)
PL Small-Cap Value	—	(565,420)	—	—	—	(565,420)
PL Real Estate	—	(7,118,950)	—	—	—	(7,118,950)
PL International Large-Cap	(312,566)	(8,295,134)	(2,652,163)	—	—	(11,259,863)
PL International Value	(6,971,246)	(38,541,418)	—	(7,203,007)	(3,503,094)	(56,218,765)

The aggregate Federal tax cost of investments and the composition of unrealized appreciation and depreciation on investments as of March 31, 2013, were as follows:

Fund	Total Cost of Investments on Tax Basis	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments	Net Unrealized Appreciation (Depreciation) on Other (1)	Net Unrealized Appreciation (Depreciation)
PL Floating Rate Loan	$111,207,748	$1,832,779	($213,610)	$1,619,169	$—	$1,619,169
PL Inflation Managed	175,237,891	8,335,743	(5,625,591)	2,710,152	167,315	2,877,467
PL Managed Bond	689,496,599	18,515,293	(2,630,578)	15,884,715	1,091,615	16,976,330
PL Short Duration Bond	222,281,764	2,195,879	(402,096)	1,793,783	(19,332)	1,774,451
PL Emerging Markets Debt	81,883,511	3,387,849	(1,182,003)	2,205,846	35,793	2,241,639
PL Comstock	202,194,269	66,958,399	(7,399,064)	59,559,335	(46,843)	59,512,492
PL Growth LT	37,437,755	12,240,709	(1,038,866)	11,201,843	(9,641)	11,192,202
PL Large-Cap Growth	124,675,175	22,418,560	(1,111,260)	21,307,300	35,842	21,343,142
PL Large-Cap Value	230,089,557	96,372,737	(2,815,981)	93,556,756	—	93,556,756
PL Main Street Core	160,322,455	52,594,432	(905,701)	51,688,731	—	51,688,731
PL Mid-Cap Equity	127,816,747	12,888,172	(2,298,265)	10,589,907	—	10,589,907
PL Mid-Cap Growth	49,211,916	16,275,987	(4,024,650)	12,251,337	(416)	12,250,921
PL Small-Cap Growth	40,218,117	11,711,271	(1,125,642)	10,585,629	—	10,585,629
PL Small-Cap Value	97,154,221	29,271,938	(1,028,168)	28,243,770	192	28,243,962
PL Real Estate	39,971,496	21,819,085	(1,765,696)	20,053,389	—	20,053,389
PL Emerging Markets	90,590,081	26,993,965	(6,271,053)	20,722,912	(78,265)	20,644,647
PL International Large-Cap	148,917,199	55,908,029	(6,795,066)	49,112,963	(4,140)	49,108,823
PL International Value	128,374,895	22,753,387	(4,511,299)	18,242,088	395,403	18,637,491
PL Currency Strategies	118,636,325	303,230	(462,325)	(159,095)	(1,170,880)	(1,329,975)
PL Global Absolute Return	174,132,388	646,951	(1,945,733)	(1,298,782)	2,348,346	1,049,564
PL Precious Metals	78,464,963	137,032	(12,507,935)	(12,370,903)	126	(12,370,777)
PL Alternative Strategies	78,897	480	(678)	(198)	—	(198)

(1)	Other includes net appreciation or deprecation on derivatives, securities sold short, and assets and liabilities in foreign currencies, if any.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Each Fund is required to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. As a result of each Fund’s evaluation, as of and during the year ended March 31, 2013, each Fund did not record a liability for any unrecognized tax benefits. Each Fund’s policy is to recognize interest and penalties on unrecognized tax benefits in income tax expense. During the year ended March 31, 2013, none of the Funds covered in this report incurred any interest or penalties. Each Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Each Fund remains subject to examination by Federal and State tax authorities (principal state jurisdictions include California and Delaware) for the tax years ended March 31, 2010 through March 31, 2013 for Federal purposes and March 31, 2009 through March 31, 2013 for State purposes.

11. TAX CHARACTER OF DISTRIBUTIONS

The tax character of income and capital gain distributions to shareholders during the years or periods ended March 31, 2013 and 2012, were as follows:

	For the Year or Period Ended March 31, 2013			For the year or period ended March 31, 2012
Funds	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
PL Floating Rate Loan	$4,747,623	$218,517	$4,966,140	$3,822,618	$—	$3,822,618
PL Inflation Managed	16,375,562	6,414,250	22,789,812	16,846,737	3,055,973	19,902,710
PL Managed Bond	23,397,454	30,054	23,427,508	11,687,819	—	11,687,819
PL Short Duration Bond	2,806,267	46,127	2,852,394	1,583,339	194,538	1,777,877
PL Emerging Markets Debt	2,240,459	—	2,240,459	—	—	—
PL Comstock	2,925,820	—	2,925,820	2,469,410	—	2,469,410
PL Growth LT	549,887	—	549,887	536,165	—	536,165
PL Large-Cap Growth	660,404	6,924,562	7,584,966	—	1,890,797	1,890,797
PL Large-Cap Value	5,290,356	—	5,290,356	4,290,204	—	4,290,204
PL Main Street Core	2,671,391	—	2,671,391	1,459,944	—	1,459,944
PL Mid-Cap Equity	821,347	—	821,347	669,458	—	669,458
PL Mid-Cap Growth	175,658	1,858,301	2,033,959	510,818	7,026,231	7,537,049
PL Small Cap Value	1,785,180	—	1,785,180	1,046,454	—	1,046,454
PL Real Estate	725,336	—	725,336	324,119	—	324,119
PL Emerging Markets	667,612	—	667,612	436,893	1,469,566	1,906,459
PL International Large-Cap	3,215,843	—	3,215,843	2,241,781	—	2,241,781
PL International Value	3,493,667	—	3,493,667	3,217,735	—	3,217,735
PL Global Absolute Return	101,328	—	101,328
PL Precious Metals	9,365	—	9,365

12. RECLASSIFICATION OF ACCOUNTS

During the year or period ended March 31, 2013, reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to reclassifications of sale-buyback financing transactions, foreign currency transactions, non-deductible expenses, swap income, treatment of net operating losses and capital gains under Federal tax rules versus U.S. GAAP.

Fund	Paid-In Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)
PL Inflation Managed	$—	$700,477	($700,477)
PL Managed Bond	—	3,022,926	(3,022,926)
PL Short Duration Bond	—	726,523	(726,523)
PL Emerging Markets Debt	—	56,105	(56,105)
PL Comstock	—	190,990	(190,990)
PL Growth LT	—	163,831	(163,831)
PL Large-Cap Value	—	(860)	860
PL Main Street Core	—	14,000	(14,000)
PL Mid-Cap Growth	—	(6,730)	6,730
PL Small-Cap Growth	(467)	4,456	(3,989)
PL Small-Cap Value	—	(95,851)	95,851
PL Emerging Markets	—	(65,159)	65,159
PL International Large-Cap	—	(41,234)	41,234
PL International Value	—	(197,171)	197,171
PL Currency Strategies	—	5,245,339	(5,245,339)
PL Global Absolute Return	60,234	699,875	(760,109)
PL Precious Metals	(3,476)	(943)	4,419
PL Alternative Strategies	(7)	49	(42)

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

13. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Changes in shares of beneficial interest of each Fund for the years or periods ended March 31, 2013 and 2012 were as follows:

	PL Floating Rate Loan Fund		PL Inflation Managed Fund		PL Managed Bond Fund		PL Short Duration Bond Fund
	Year ended 3/31/2013	Year ended 3/31/2012	Year ended 3/31/2013	Year ended 3/31/2012	Year ended 3/31/2013	Year ended 3/31/2012	Year ended 3/31/2013	Year ended 3/31/2012
Class P
Shares sold	1,909,740	2,778,851	4,964,939	5,832,301	11,521,367	11,330,537	9,482,046	4,052,837
Dividends and distributions reinvested	495,128	391,261	2,330,247	1,868,799	2,123,981	1,103,666	282,695	178,681
Shares repurchased	(2,740,083)	(570,742)	(17,101,423)	(2,797,468)	(7,517,935)	(2,937,545)	(3,099,568)	(872,644)
Net increase (decrease)	(335,215)	2,599,370	(9,806,237)	4,903,632	6,127,413	9,496,658	6,665,173	3,358,874
Beginning shares outstanding	11,099,697	8,500,327	26,682,305	21,778,673	44,758,849	35,262,191	15,429,941	12,071,067
Ending shares outstanding	10,764,482	11,099,697	16,876,068	26,682,305	50,886,262	44,758,849	22,095,114	15,429,941

	PL Emerging Markets Debt Fund (1)		PL Comstock Fund		PL Growth LT Fund		PL Large-Cap Growth Fund
	Period ended 3/31/2013	Year ended 3/31/2012	Year ended 3/31/2013	Year ended 3/31/2012	Year ended 3/31/2013	Year ended 3/31/2012	Year ended 3/31/2013	Year ended 3/31/2012
Class P
Shares sold	8,969,861		5,045,692	3,553,403	1,122,315	1,423,438	2,436,595	2,164,349
Dividends and distributions reinvested	210,175		227,690	225,311	42,429	47,701	801,793	220,116
Shares repurchased	(1,024,070)		(3,729,655)	(880,653)	(5,932,271)	(2,515,096)	(2,098,207)	(573,437)
Net increase (decrease)	8,155,966		1,543,727	2,898,061	(4,767,527)	(1,043,957)	1,140,181	1,811,028
Beginning shares outstanding	—		16,625,565	13,727,504	8,258,220	9,302,177	12,546,730	10,735,702
Ending shares outstanding	8,155,966		18,169,292	16,625,565	3,490,693	8,258,220	13,686,911	12,546,730

	PL Large-Cap Value Fund		PL Main Street Core Fund		PL Mid-Cap Equity Fund		PL Mid-Cap Growth Fund
	Year ended 3/31/2013	Year ended 3/31/2012	Year ended 3/31/2013	Year ended 3/31/2012	Year ended 3/31/2013	Year ended 3/31/2012	Year ended 3/31/2013	Year ended 3/31/2012
Class P
Shares sold	6,250,172	3,684,819	3,359,407	2,375,126	2,081,452	3,794,349	2,446,638	1,280,313
Dividends and distributions reinvested	420,537	390,728	238,944	150,046	83,386	72,609	261,099	994,334
Shares repurchased	(4,820,154)	(2,423,173)	(3,364,647)	(929,081)	(5,630,087)	(806,734)	(3,829,537)	(250,642)
Net increase (decrease)	1,850,555	1,652,374	233,704	1,596,091	(3,465,249)	3,060,224	(1,121,800)	2,024,005
Beginning shares outstanding	21,364,475	19,712,101	17,182,131	15,586,040	16,044,803	12,984,579	8,294,116	6,270,111
Ending shares outstanding	23,215,030	21,364,475	17,415,835	17,182,131	12,579,554	16,044,803	7,172,316	8,294,116

	PL Small-Cap Growth Fund		PL Small-Cap Value Fund		PL Real Estate Fund		PL Emerging Markets Fund
	Year ended 3/31/2013	Year ended 3/31/2012	Year ended 3/31/2013	Year ended 3/31/2012	Year ended 3/31/2013	Year ended 3/31/2012	Year ended 3/31/2013	Year ended 3/31/2012
Class P
Shares sold	1,049,923	603,780	2,341,212	1,315,442	331,977	1,025,141	1,754,612	2,024,174
Dividends and distributions reinvested	—	—	166,996	106,890	56,140	28,862	47,585	162,945
Shares repurchased	(286,381)	(257,367)	(311,597)	(468,973)	(173,345)	(523,132)	(318,740)	(257,654)
Net increase	763,542	346,413	2,196,611	953,359	214,772	530,871	1,483,457	1,929,465
Beginning shares outstanding	3,065,762	2,719,349	8,143,437	7,190,078	4,183,542	3,652,671	6,308,071	4,378,606
Ending shares outstanding	3,829,304	3,065,762	10,340,048	8,143,437	4,398,314	4,183,542	7,791,528	6,308,071

	PL International Large-Cap Fund		PL International Value Fund		PL Currency Strategies Fund (2)		PL Global Absolute Return Fund (2)
	Year ended 3/31/2013	Year ended 3/31/2012	Year ended 3/31/2013	Year ended 3/31/2012	Period ended 3/31/2013	Year ended 3/31/2012	Period ended 3/31/2013	Year ended 3/31/2012
Class P
Shares sold	1,581,107	5,074,872	5,850,166	3,744,103	11,530,536		16,924,946
Dividends and distributions reinvested	202,254	172,048	393,875	424,503	—		10,153
Shares repurchased	(3,195,516)	(739,664)	(3,035,641)	(768,129)	(35,716)		(55,181)
Net increase (decrease)	(1,412,155)	4,507,256	3,208,400	3,400,477	11,494,820		16,879,918
Beginning shares outstanding	13,486,118	8,978,862	12,892,042	9,491,565	—		—
Ending shares outstanding	12,073,963	13,486,118	16,100,442	12,892,042	11,494,820		16,879,918

(1)	The PL Emerging Markets Debt Fund commenced operations on June 29, 2012.
(2)	The PL Currency Strategies and PL Global Absolute Return Funds commenced operations on December 7, 2012.

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

PL Precious Metals Fund (1)
Period ended 3/31/2013
Class P
Shares sold	8,049,164
Dividends and distributions reinvested	955
Shares repurchased	(26,531)
Net increase	8,023,588
Beginning shares outstanding	—
Ending shares outstanding	8,023,588

PL Alternative Strategies Fund (2)
Period ended 3/31/2013
Class A
Shares sold	1,000
Dividends and distribution reinvested	—
Shares repurchased	—
Net increase	1,000
Beginning shares outstanding	—
Ending shares outstanding	1,000
Class C
Shares sold	1,000
Dividends and distribution reinvested	—
Shares repurchased	—
Net increase	1,000
Beginning shares outstanding	—
Ending shares outstanding	1,000
Advisor Class
Shares sold	1,000
Dividends and distribution reinvested	—
Shares repurchased	—
Net increase	1,000
Beginning shares outstanding	—
Ending shares outstanding	1,000

(1)	The PL Precious Metals Fund commenced operations on December 7, 2012.
(2)	The PL Alternative Strategies Fund commenced operations on December 31, 2012.

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

14. OTHER TAX INFORMATION (Unaudited)

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the year ended March 31, 2013 is as follows:

Fund	Percentage
PL Managed Bond	1.10%
PL Comstock	100.00%
PL Growth LT	100.00%
PL Large-Cap Growth	100.00%
PL Large-Cap Value	100.00%
PL Main Street Core	100.00%
PL Mid-Cap Equity	100.00%
PL Mid-Cap Growth	100.00%
PL Small-Cap Value	100.00%
PL Real Estate	6.40%
PL Emerging Markets	0.19%
PL Precious Metals	15.56%

For the year or period ended March 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
PL Inflation Managed	0.01%
PL Managed Bond	1.10%
PL Comstock	100.00%
PL Growth LT	100.00%
PL Large-Cap Growth	100.00%
PL Large-Cap Value	100.00%
PL Main Street Core	100.00%
PL Mid-Cap Equity	100.00%
PL Mid-Cap Growth	100.00%
PL Small-Cap Value	100.00%
PL Real Estate	10.82%
PL Emerging Markets	98.29%
PL International Large-Cap	100.00%
PL International Value	99.01%
PL Global Absolute Return	0.19%
PL Precious Metals	100.00%

Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2014.

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended March 31, 2013. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
PL Floating Rate Loan	$633,700
PL Inflation Managed	7,480,482
PL Managed Bond	365,270
PL Large-Cap Growth	22,133,765
PL Mid-Cap Equity	8,498,830
PL Mid-Cap Growth	1,858,301
PL Emerging Markets	716,973

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Trustees and Shareholders of Pacific Life Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PL Floating Rate Loan Fund, PL Inflation Managed Fund, PL Managed Bond Fund, PL Short Duration Bond Fund, PL Emerging Markets Debt Fund, PL Comstock Fund, PL Growth LT Fund, PL Large-Cap Growth Fund, PL Large-Cap Value Fund, PL Main Street® Core Fund, PL Mid-Cap Equity Fund, PL Mid-Cap Growth Fund, PL Small-Cap Growth Fund, PL Small-Cap Value Fund, PL Real Estate Fund, PL Emerging Markets Fund, PL International Large-Cap Fund, PL International Value Fund, PL Currency Strategies Fund, PL Global Absolute Return Fund, PL Precious Metals Fund, and PL Alternative Strategies Fund (collectively the “Funds”) (twenty-two of thirty-three funds comprising Pacific Life Funds) as of March 31, 2013, the related statements of operations for the year then ended (as to the PL Emerging Markets Debt Fund, PL Currency Strategies Fund, PL Global Absolute Return Fund, PL Precious Metals Fund, and PL Alternative Strategies Fund, for the period from commencement of operations through March 31, 2013), the statements of changes in net assets for each of the two years in the period then ended (as to the PL Emerging Markets Debt Fund, PL Currency Strategies Fund, PL Global Absolute Return Fund, PL Precious Metals Fund, and PL Alternative Strategies Fund, for the period from commencement of operations through March 31, 2013), the statement of cash flows for the year then ended for the PL Inflation Managed Fund, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2013, by correspondence with the custodian, agent banks, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of March 31, 2013, and the results of their operations, the changes in their net assets, the cash flows for the PL Inflation Managed Fund, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

May 28, 2013

E-1

PACIFIC LIFE FUNDS

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur two types of costs: (1) transactions costs such as initial sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions (applicable to the PL Alternative Strategies Fund only); and (2) ongoing costs, which include advisory fees, administration fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from October 1, 2012 to March 31, 2013.

ACTUAL EXPENSES

The first section of the table for each fund entitled “Actual Fund Return”, provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable advisory fee waivers and adviser expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 03/31/13” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/12-03/31/13” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from October 1, 2012 to March 31, 2013.

You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/12-03/31/13.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table for each fund, entitled “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable advisory fee waivers and adviser expense reimbursements (See Note 6 and 7B in Notes to Financial Statements). It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as initial sales charges (loads) or contingent deferred sales charges. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning Account Value at 10/01/12	Ending Account Value at 03/31/13	Annualized Expense Ratio	Expenses Paid During the Period 10/01/12 - 03/31/13 (1)
PL Floating Rate Loan Fund
Actual Fund Return
Class P	$1,000.00	$1,034.30	0.80%	$4.06

Hypothetical
Class P	$1,000.00	$1,020.94	0.80%	$4.03
PL Inflation Managed Fund
Actual Fund Return
Class P	$1,000.00	$1,006.40	0.60%	$3.00

Hypothetical
Class P	$1,000.00	$1,021.94	0.60%	$3.02
PL Managed Bond Fund
Actual Fund Return
Class P	$1,000.00	$1,015.20	0.57%	$2.86

Hypothetical
Class P	$1,000.00	$1,022.09	0.57%	$2.87
PL Short Duration Bond Fund
Actual Fund Return
Class P	$1,000.00	$1,003.70	0.55%	$2.75

Hypothetical
Class P	$1,000.00	$1,022.19	0.55%	$2.77
PL Emerging Markets Debt Fund
Actual Fund Return
Class P	$1,000.00	$1,021.20	0.94%	$4.74

Hypothetical
Class P	$1,000.00	$1,020.24	0.94%	$4.73
PL Comstock Fund
Actual Fund Return
Class P	$1,000.00	$1,141.20	0.89%	$4.75

Hypothetical
Class P	$1,000.00	$1,020.49	0.89%	$4.48
PL Growth LT Fund
Actual Fund Return
Class P	$1,000.00	$1,072.00	0.70%	$3.62

Hypothetical
Class P	$1,000.00	$1,021.44	0.70%	$3.53
PL Large-Cap Growth Fund
Actual Fund Return
Class P	$1,000.00	$1,077.70	0.75%	$3.89

Hypothetical
Class P	$1,000.00	$1,021.19	0.75%	$3.78
PL Large-Cap Value Fund
Actual Fund Return
Class P	$1,000.00	$1,112.90	0.80%	$4.21

Hypothetical
Class P	$1,000.00	$1,020.94	0.80%	$4.03

See explanation of references on page F-2

PACIFIC LIFE FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/12	Ending Account Value at 03/31/13	Annualized Expense Ratio	Expenses Paid During the Period 10/01/12 - 03/31/13 (1)
PL Main Street Core Fund
Actual Fund Return
Class P	$1,000.00	$1,079.20	0.60%	$3.11

Hypothetical
Class P	$1,000.00	$1,021.94	0.60%	$3.02
PL Mid-Cap Equity Fund
Actual Fund Return
Class P	$1,000.00	$1,130.10	0.80%	$4.25

Hypothetical
Class P	$1,000.00	$1,020.94	0.80%	$4.03
PL Mid-Cap Growth Fund
Actual Fund Return
Class P	$1,000.00	$1,105.80	0.85%	$4.46

Hypothetical
Class P	$1,000.00	$1,020.69	0.85%	$4.28
PL Small-Cap Growth Fund
Actual Fund Return
Class P	$1,000.00	$1,128.20	0.75%	$3.98

Hypothetical
Class P	$1,000.00	$1,021.19	0.75%	$3.78
PL Small-Cap Value Fund
Actual Fund Return
Class P	$1,000.00	$1,159.50	0.90%	$4.85

Hypothetical
Class P	$1,000.00	$1,020.44	0.90%	$4.53
PL Real Estate Fund
Actual Fund Return
Class P	$1,000.00	$1,075.00	1.05%	$5.43

Hypothetical
Class P	$1,000.00	$1,019.70	1.05%	$5.29
PL Emerging Markets Fund
Actual Fund Return
Class P	$1,000.00	$1,049.00	0.95%	$4.85

Hypothetical
Class P	$1,000.00	$1,020.19	0.95%	$4.78
PL International Large-Cap Fund
Actual Fund Return
Class P	$1,000.00	$1,118.40	1.00%	$5.28

Hypothetical
Class P	$1,000.00	$1,019.95	1.00%	$5.04
PL International Value Fund
Actual Fund Return
Class P	$1,000.00	$1,110.90	0.80%	$4.21

Hypothetical
Class P	$1,000.00	$1,020.94	0.80%	$4.03

	Beginning Account Value at 10/01/12	Ending Account Value at 03/31/13	Annualized Expense Ratio	Expenses Paid During the Period 10/01/12 - 03/31/13 (1)
PL Currency Strategies Fund (2)
Actual Fund Return
Class P (2)	$1,000.00	$1,032.00	0.85%	$2.65

Hypothetical
Class P (2)	$1,000.00	$1,020.69	0.85%	$4.28
PL Global Absolute Return Fund (2)
Actual Fund Return
Class P (2)	$1,000.00	$1,019.60	1.06%	$3.28

Hypothetical
Class P (2)	$1,000.00	$1,019.65	1.06%	$5.34
PL Precious Metals Fund (2)
Actual Fund Return
Class P (2)	$1,000.00	$822.10	0.88%	$2.46

Hypothetical
Class P (2)	$1,000.00	$1,020.54	0.88%	$4.43
PL Alternative Strategies Fund (3) (4)
Actual Fund Return
Class A (3)	$1,000.00	$994.00	0.85%	$2.11
Class C (3)	1,000.00	992.00	1.60%	3.97
Advisor Class (3)	1,000.00	994.00	0.60%	1.49

Hypothetical
Class A (3)	$1,000.00	$1,020.69	0.85%	$4.28
Class C (3)	1,000.00	1,016.95	1.60%	8.05
Advisor Class (3)	1,000.00	1,021.94	0.60%	3.02

(1)	Expenses paid during the period are equal to the fund’s annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 365 days.
(2)	This Fund commenced operations on December 7, 2012. The actual fund return and expenses paid during the period for this fund was for the period December 7, 2012 to March 31, 2013, instead of the entire 6-month period. The hypothetical return and expenses paid during the period are based on the entire six-month period for comparison purposes.
(3)	This Fund commenced operations on December 31, 2012. The actual fund return and expenses paid during the period for this fund was for the period December 31, 2012 to March 31, 2013, instead of the entire 6-month period. The hypothetical return and expenses paid during the period are based on the entire six-month period for comparison purposes.
(4)	The annualized expense ratios for the PL Alternative Strategies Fund do not include fees and expenses of the PL Underlying Funds and Class P shares of the PL Floating Rate Income Fund (see Note 1 in Notes to Financial Statements) in which the PL Alternative Strategies Fund invests.

PACIFIC LIFE FUNDS

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Pacific Life Funds (the “Trust”) are managed under the direction of the Board of Trustees under the Pacific Life Funds’ Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Life Funds, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life and has been retired since that time; Former Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) Eastern Michigan University.	87

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Former Member of the Advisory Council of the Trust for Public Land in Maine; Former Member of the Board of Directors of Make-A-Wish of Maine; and Former Member of the Board of Directors of the Illinois Life Insurance Council.	87

Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present) of Pacific Select Fund; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Former Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) and Former Vice Chairman (2001 to 2007) of the Board of Trustees of The Pegasus School; Former Member of the Board of Directors (2005 to 2010) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	87

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Former President (1997 to 2000) of Transamerica Insurance and Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	87

G. Thomas Willis Year of birth 1942	Trustee since 2/24/04	Trustee (11/03 to present) of Pacific Select Fund; Certified Public Accountant in California (1967 to present); Former Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing) and has been retired since that time.	87

PACIFIC LIFE FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07, (Chief Executive Officer 1/11/07 to 12/31/09)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Life; Chief Executive Officer (5/07 to present) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to 12/09) of Pacific Select Fund.	87

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10, (President 1/11/07 to 12/31/09)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 3/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 3/10) of Pacific Life; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 3/10) of Pacific Life Fund Advisors LLC; and Chief Executive Officer (1/10 to present) and President (1/07 to 12/09) of Pacific Select Fund.	87

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01	Vice President, Fund Advisor General Counsel, and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (4/05 to present) of Pacific Select Fund.	87

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 6/13/01	Vice President and Controller (10/07 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) of Pacific Life; Vice President and Controller (10/07 to present) of Pacific Life Fund Advisors LLC; Vice President (5/00 to present) and Controller (10/07 to present) of Pacific Select Distributors, Inc.; and Vice President and Treasurer (4/96 to present) of Pacific Select Fund.	87

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.	87

Eddie Tung Year of birth 1957	Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) of Pacific Life; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President and Assistant Treasurer (11/05 to present) of Pacific Select Fund.	87

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President (6/06 to present) of Pacific Select Fund.	87

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (05/07 to 12/10) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, Inc.; and Vice President and Secretary (1/11 to present) of Pacific Select Fund.	87

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TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; and Vice President (12/11 to present), Assistant Secretary (4/05 to present) and Assistant Vice President (4/05 to 12/11) of Pacific Select Fund.	87

Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President (11/06 to present) of Pacific Select Fund.	87

Kevin W. Steiner Year of birth 1975	Vice President since 1/01/13	Assistant Vice President (4/12 to present), Mutual Funds Compliance Director (4/08 to 3/12) and Mutual Funds Compliance Manager (10/06 to 3/08) of Pacific Life Fund Advisors LLC; and Assistant Vice President (1/13 to present) of Pacific Select Fund.	87

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of March 31, 2013, the “Fund Complex” consisted of Pacific Select Fund (54 portfolios) and Pacific Life Funds (33 funds).

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS

(Unaudited)

The Board of Trustees (the “Trustees” or “Board”) of Pacific Life Funds (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves, and determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each Fund management agreement (the “Fund Management Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (“Fund Managers”). PLFA serves as the investment adviser for all of the Funds and directly manages the PL Short Duration, PL Income, PL Strategic Income, PL Floating Rate Income, PL High Income, and PL Money Market Funds (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”) and the PL Portfolio Optimization Conservative, PL Portfolio Optimization Moderate-Conservative, PL Portfolio Optimization Moderate, PL Portfolio Optimization Moderate-Aggressive, and PL Portfolio Optimization Aggressive Funds (the “Asset Allocation Funds,” and together with the PAM Managed Funds, the “Directly Managed Funds”). For all other Funds (other than the PL Alternative Strategies Fund, which is a new fund and is discussed below), PLFA has retained other firms to serve as Fund Managers under PLFA’s supervision. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 12, 2012.1

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Fund Manager that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Fund Managers. The Board also reviewed financial and profitability information regarding PLFA and the Fund Managers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Fund. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) to assist the Trustees with certain of their analyses and to provide other relevant information. The Independent Consultant utilized and provided the Independent Trustees with data obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed renewals. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the renewals, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

Annual Consideration and Approval of Investment Advisory and Fund Management Agreements

In evaluating the Advisory Agreement and each Fund Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services

Fund Oversight and Supervision—PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Fund Managers and PAM; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools offered to assist intermediaries in effectively understanding and meeting shareholder needs. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust, its shareholders and investing.

The Trustees also considered that the investment, legal, compliance and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance analysis, security valuation and fund accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance and monitoring services for the Funds. The Board noted that PLFA monitors numerous investment, performance and compliance metrics for the Funds.

The Trustees considered PLFA’s continued development and use of analytical tools for assessing Fund performance and the performance of the Fund Managers, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that

1	At the December 12th meeting, the Board did not consider the continuance of the Fund Management Agreements relating to the PL Emerging Markets Debt, PL Mid-Cap Equity, PL Precious Metals, PL Currency Strategies and PL Global Absolute Return Funds, as those agreements were not up for renewal at that time. Additionally, new Fund Management Agreements with respect to the PL Growth LT and PL Large-Cap Growth Funds were approved by the Board at the December 12th meeting and the Board did not consider the continuance of the existing Fund Management Agreements with respect to those Funds at that time.

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AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

PLFA uses these tools to identify Funds that are underperforming applicable benchmarks or peer groups, and then conducts various analyses to try to assess the sources of and reasons for underperformance. The Trustees noted that PLFA has developed processes to oversee and monitor the performance of Fund Managers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analysis of this data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Board also noted that PLFA conducts periodic due diligence on Fund Managers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Fund Manager’s investment process and to seek to identify issues that may be relevant to a Fund Manager’s services to a Fund or a Fund’s performance, including, but not limited to, the financial strength of a Fund Manager, significant staffing changes that could affect a Fund, material changes in a Fund Manager’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support. The Trustees also noted that PLFA appeared to have implemented effective methods for monitoring investment style consistency by Fund Managers and for analyzing the use of derivatives by Fund Managers. With respect to the PL Floating Rate Income, PL High Income, PL Income, PL Money Market, PL Short Duration Income and PL Strategic Income Funds (the “PAM Managed Funds”), the Board considered that PLFA provided oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Fund Managers. The Board also considered that PLFA manages directly the PL Portfolio Optimization Conservative, PL Portfolio Optimization Moderate-Conservative, PL Portfolio Optimization Moderate, PL Portfolio Optimization Growth, and PL Portfolio Optimization Aggressive-Growth Funds (the “Asset Allocation Funds,” and together with the PAM Managed Funds, the “Directly Managed Funds”).

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Trust securities, including researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt, the value of equity securities traded on foreign exchanges, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies. The Trustees also considered PLFA’s oversight of transition management when overseeing significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds of funds and the transition from one Fund Manager to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition.

The Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its compliance monitoring of the Fund Managers and its commitment to those programs; PLFA’s efforts to keep the Trustees informed about the Fund Managers; and its attention to matters that may involve conflicts of interest with each Fund. In this regard, the Trustees reviewed information throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA, the Fund Managers, and the Funds with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further considered the monitoring and additional services provided by PLFA to the Funds, including risk management analysis, preparation of periodic performance and financial reports, review of trade execution and coordination of other service providers to the Trust.

Fund Management—PLFA and the Fund Managers. The Trustees considered various materials relating to PLFA, including PAM, and the Fund Managers, including copies of each existing Advisory Agreement and Fund Management Agreement; copies of the Form ADV for PLFA and each Fund Manager; financial information relating to PLFA and each Fund Manager; and other information deemed relevant to the Trustees’ evaluation of PLFA and each Fund Manager, including qualitative assessments from senior management of PLFA.

The Trustees considered the benefits to shareholders of retaining PLFA and each Fund Manager and continuing the Advisory Agreement and Fund Management Agreements particularly in light of the nature, extent, and quality of the services that have been provided by PLFA and the Fund Managers. The Trustees noted the portfolio management services that have been provided by PLFA or PAM to the Directly Managed Funds and the portfolio management services that have been provided by the Fund Managers to the other Funds. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Funds and their shareholders, the organizational depth and resources of PLFA and the Fund Managers, including the background and experience of PLFA and each of the Fund Manager’s management, and the expertise of PLFA, its PAM unit, and each Fund Manager’s portfolio management team, as well as the investment methodology used by PLFA, its PAM unit, and the Fund Manager.

The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and also noted the development of procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO had in place a systematic process for periodically reviewing PLFA’s and each Fund Manager’s written compliance policies and procedures, including the assessment of PLFA’s and each Fund Manager’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s and each Fund Manager’s code of ethics. The Trustees also considered that PLFA and each Fund Manager continues to cooperate with the CCO in reviewing its compliance operations.

In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Fund Managers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Fund Managers.

2. Investment Results

The Trustees considered the investment results of each Fund in light of its objective and market conditions over the past year. The Trustees compared each Fund’s total returns with both the total returns of appropriate groups of peer funds, based on information provided by PLFA using data from independent sources, and with one or more relevant benchmark indices. The Independent Trustees also considered information

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

provided by an Independent Consultant who provided a presentation and analysis to the Trustees regarding peer group performance utilizing data from independent sources. The information provided to the Trustees included each Fund’s performance record for the prior ten calendar years, as applicable, and three-month, year-to-date, one-, three-, five- and ten-year or since inception periods, as applicable. In reviewing the performance data drawn from independent sources, as well as the performance of the respective benchmark indices, the Trustees took into consideration the goals and objectives of each Fund and noted that some Funds had outperformed their peer groups over certain periods and/or exceeded their respective benchmark indices while others underperformed their peer groups over certain periods and/or trailed their respective benchmark indices. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues which may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Fund Managers as well as oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate.

The Trustees also reviewed the monitoring of the Fund Managers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new manager if performance lagged and could not be improved within a reasonable timeframe, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a strong record of well-managed Funds that work well in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted only the Directly Managed Funds are open to new investors.

The Board concluded that PLFA continues to have a strong record of effectively managing a multi-manager fund group and asset allocation and income funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective either directly or through the selection of Fund Managers and that PLFA’s record in managing each Fund indicates that its continued management as well as the continuation of the respective Fund Management Agreements will benefit each Fund and its shareholders.

3. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees and the sub-advisory fees, including the portion of the advisory fees paid to each Fund Manager as compared to the portion retained by PLFA, and operating expense ratios for each of the Funds. The Independent Trustees also requested and reviewed information from the Independent Consultant along with their analysis of advisory fees, sub-advisory fees and certain other expenses. The Trustees reviewed the advisory fees, sub-advisory fees and operating expense ratios of each Fund and compared such amounts with the average fee and expense levels of other funds in applicable peer fund groups. During their review, the Trustees noted that all of the Funds were subject to contractual expense limitations agreed to by PLFA. The Trustees also reviewed written materials prepared by PLFA based on peer fund group information retrieved from the independent sources. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for the Funds. The Independent Trustees noted that the breakpoints offer meaningful potential savings to shareholders of many of the Funds.

The Trustees also considered information from the Fund Managers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Fund Manager with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Fund Managers and that the level of services provided by these Fund Managers on these other accounts were due to the different nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Fund Manager and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the sub-advised Funds, the fee rates were the result of arms’-length negotiations between PLFA and the Fund Managers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund. The Trustees observed that certain of the Funds’ contractual advisory fees were higher than the average of their respective Morningstar category while others were either lower or approximately equal to these averages.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA and the Fund Managers regarding PLFA’s costs of sponsoring the Funds and information regarding the profitability of PLFA and the Fund Managers.

PLFA and the Fund Managers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing products that are competitively priced with other funds, especially multi-manager and asset allocation funds. The Board considered the costs of the services to be provided and the overall financial results for PLFA and its affiliates from the management of the Trust, both including and excluding distribution costs. The Board noted that the Funds and not projected to produce profits for PLFA for the year ended December 31, 2012, and considered that the Funds have not been profitable to PLFA and its affiliates in the past, due in part to the relatively low level of assets. The Board also noted the projected profitability of the Funds to PLFA in the near term and noted that PLFA and its affiliates continue to subsidize and reimburse expenses for many of the Funds.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s and the Fund Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to the Fund Managers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the profitability of the Fund Management Agreements to the Fund Managers because of, among other things, the differences in the types of information provided by the Fund Managers, the fact that many Fund Managers manage substantial assets other than the Funds and, further, that any such

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

assessment would involve assumptions regarding the Fund Managers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Fund Managers, the Trustees focused their consideration on the data described above in light of the arms’-length nature of the relationship (for the Funds that are sub-advised) between PLFA and such Fund Managers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are increasingly realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted the Funds have relatively small asset levels that do not currently produce significant economies of scale. The Trustee noted, however, PLFA’s commitment to competitive total expenses of the Funds through expense limitation agreements, its and its affiliates’ consistent reinvestment in the business in the form of improvements in technology, product innovations and customer service. The Board concluded that the Funds’ cost structures were reasonable in light of the Trust’s size.

5. Ancillary Benefits

The Trustees requested and received from PLFA and the Fund Managers information concerning other benefits received by PLFA, the Fund Managers, and their affiliates as a result of their respective relationship with the Funds, including information about various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA and an affiliate, as well as commissions paid to broker-dealers affiliated with certain Fund Managers and the use of soft-dollars by certain of the Fund Managers. The Trustees also considered information concerning other significant economic relations between the Fund Managers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered information provided to them as to how conflicts of interest that may arise from these relationships are managed.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Fund Management Agreement are fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Fund Management Agreement would be in the best interests of the Funds and their shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Fund Management Agreement, but indicated that the Board based its determination on the total mix of information available to it.

Other Advisory Agreement and Fund Management Agreement Approvals

In addition to considering the renewal of the Advisory Agreement and existing Fund Management Agreements during the period, the Board considered and approved the Advisory Agreement and Fund Management Agreements with respect to new Funds and also approved changes with respect the Fund Managers for certain Funds as discussed below. Under the 1940 Act, a change in a Fund Manager, a change in the compensation paid to a Fund Manager, or an assignment of any Fund Management Agreement requires shareholder approval of a new Fund Management Agreement. However, under an exemptive order issued to Pacific Life Insurance Company and the Trust by the Securities and Exchange Commission (“SEC”) on October 13, 1999 and relied upon by PLFA, in accordance with the terms of the exemptive order, PLFA can hire, terminate and replace, as applicable, Fund Managers and enter into new Fund Management Agreements (except, as a general matter, Fund Managers affiliated with PLFA) without shareholder approval.

Approval of Advisory Agreement and Fund Management Agreements with Respect to the PL Precious Metals Fund

At an in-person meeting on September 11, 2012, the Board, including all of the Independent Trustees, approved, effective on or about December 7, 2012, the Advisory Agreement with PLFA with respect to the PL Precious Metals Fund (the “PL Precious Metals Advisory Agreement”) and the Fund Management Agreement with Wells Capital Management, Inc. (“Wells Capital”) with respect to the Fund (the “Wells Capital Fund Management Agreement”), and appointed Wells Capital as the Fund Manager for this Fund.

In evaluating the PL Precious Metals Advisory Agreement and Wells Capital Fund Management Agreement, the Board, including the Independent Trustees, considered the factors described below. Additionally, in its evaluation of the Wells Capital Fund Management Agreement, the Board considered the various screening processes that PLFA utilizes in identifying a proposed new fund manager, including screening for qualified firms through the use of quantitative data and information gathered from independent third-party databases, as well as the due diligence conducted by PLFA on the investment resources and personnel of a fund manager and an assessment of the investment strategies used by a fund manager and the due diligence conducted by the Trust’s CCO. In addition, the Board reviewed the specific criteria and information evaluated by PLFA during the selection process of Wells Capital, including information about other firms considered by PLFA, and PLFA’s analysis in reaching its conclusion to recommend Wells Capital as the new fund manager.

In evaluating the PL Precious Metals Advisory Agreement and Wells Capital Fund Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services to be Provided

Fund Oversight and Supervision—PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its sophisticated monitoring and oversight of Fund Managers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT

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(Unaudited)

of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools offered to assist intermediaries in effectively understanding and meeting shareholder needs. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders and investing.

The Trustees also considered that PLFA’s investment, legal, compliance and accounting professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance analysis, security valuation and fund accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide the appropriate investment management, compliance and monitoring services required for the Fund. The Board noted that PLFA monitors numerous investment, performance and compliance metrics for the Funds of the Trust.

The Trustees considered the benefits to shareholders of retaining PLFA to serve as the investment adviser to the PL Precious Metals Fund in light of the nature, extent, and quality of services expected to be provided by PLFA. The Trustees considered the ability of PLFA to provide an appropriate level of support and resources to the PL Precious Metals Fund and whether PLFA has sufficiently qualified personnel. The Trustees based this review on information and materials provided to them throughout the year by PLFA. The Trustees considered PLFA’s continued development and use of analytical tools for assessing Fund performance and the performance of Fund Managers, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA uses these tools to monitor and identify when a Fund is underperforming applicable benchmarks or peer groups, and then conducts various analyses to try to assess the sources of and reasons for underperformance. The Trustees noted that PLFA has developed processes to oversee and monitor a Fund Manager’s execution of investment strategies. The Board noted that PLFA provides the Board with analysis of this data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Board also noted that PLFA conducts periodic due diligence on a Fund Manager involving on-site visits, in-person meetings and telephonic meetings to gather information that PLFA uses to attempt to gain an in-depth understanding of a Fund Manager’s investment process and to seek to identify issues that may be relevant to a Fund Manager’s investment process and to seek to identify issues that may be relevant to a Fund Manager’s services to a Fund or a Fund’s performance. The Trustees also considered the background and experience of PLFA’s senior management, and the experience of and significant amount of attention expected to be given to the PL Precious Metals Fund by PLFA’s management and staff. The Trustees also considered PLFA’s compliance operations with respect to the Trust, including the measures taken by PLFA to assist the Trust in complying with Rule 38a-1 under the 1940 Act. The Trustees further considered the monitoring and additional services provided by PLFA to the Fund, including assistance with security valuation, risk management analysis, preparation of periodic performance and financial reports, review of trade execution and coordination of other service providers to the Trust.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services to be provided by PLFA to the Fund under the PL Precious Metals Advisory Agreement.

Wells Capital. The Trustees considered the benefits to shareholders of retaining Wells Capital as the Fund Manager, particularly in light of the nature, extent, and quality of the services expected to be provided by Wells Capital. In this regard, the Trustees considered various materials relating to the proposed Fund Manager, including copies of the proposed Wells Capital Fund Management Agreement; copies of Wells Capital’s Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation, including comprehensive assessments from senior management of PLFA.

The Trustees considered that under the Wells Capital Fund Management Agreement, Wells Capital would be responsible for providing the investment management services for the Fund’s assets, including investment research, advice and supervision, and determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the PL Precious Metals Fund over both the short- and long-term, the organizational depth and resources of Wells Capital, including the background and experience of Wells Capital’s management and the expertise of the Fund management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered Wells Capital’s written compliance policies and procedures and noted that the Trust’s CCO had provided an assessment of Wells Capital’s compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics.

In making these assessments, the Trustees took note of the extensive due diligence PLFA conducted with respect to Wells Capital, and were aided by the assessment and recommendation of PLFA and the in-person presentation and materials provided by Wells Capital.

The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the PL Precious Metals Fund by PLFA under the PL Precious Metals Advisory Agreement and Wells Capital under the Wells Capital Fund Management Agreement.

2. Performance

The Trustees considered PLFA’s efforts and process to search for and screen advisory firms that are qualified to manage a precious metals Fund, and the identification by PLFA of Wells Capital to serve as Fund Manager with regard to the day-to-day investment activities of the PL Precious Metals Fund. Because this consideration related to a newly organized Fund, no actual performance record for this Fund was available. However, the Trustees considered factors concerning performance in connection with its consideration of this matter and in connection with approval of the related Wells Capital Fund Management Agreement, as described below.

The Trustees considered information about the historical performance of an account managed by the same Wells Capital Fund management team that would manage the PL Precious Metals Fund using similar investment strategies as those proposed for the PL Precious Metals Fund (the “Comparable Performance”). The Trustees considered the Comparable Performance against a pertinent benchmark and against the applicable peer group for the year-to-date, one-, three-, five- and ten-year periods as of March 31, 2012. The Trustees also considered the

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(Unaudited)

Comparable Performance against a pertinent benchmark and an applicable peer group for the previous six calendar years as of December 31, 2011. Additionally, the Trustees considered performance information presented by PLFA for another potential fund manager. The Trustees also considered the need for Wells Capital to adhere to the Fund’s general investment mandate in order to function appropriately in the Portfolio Optimization Funds.

The Board determined that Wells Capital’s performance record was acceptable.

3. Advisory and Fund Management Fees

PLFA. The Trustees requested, received and reviewed information from PLFA relating to the proposed advisory fee for the PL Precious Metals Fund. The Trustees reviewed the proposed advisory fees for the Fund and compared such amounts with the average fees of other funds in an applicable peer fund group. The Trustees also noted that the Fund would be subject to contractual expense limitations agreed to by PLFA. The Trustees considered that the proposed advisory fee was in line with industry averages for precious metals products based on the data presented to the Board.

The Board concluded that the compensation payable under the PL Precious Metals Advisory Agreement is fair and reasonable.

Wells Capital. The Trustees considered information regarding the comparative sub-advisory fees charged under other investment advisory contracts of the Fund Manager with regard to other investment accounts with substantially similar investment strategies as the PL Precious Metals Fund. The Trustees noted that in certain cases there were differences in the level of services proposed to be provided to the PL Precious Metals Fund by Wells Capital and that the level of services provided by Wells Capital on these other accounts was due to the different nature of the accounts or an affiliation between Wells Capital and the account. These differences often explained differences in fee schedules. The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and Wells Capital, and that the PL Precious Metals Fund’s sub-advisory management fees are paid by PLFA and are not paid directly by the PL Precious Metals Fund. The Trustees also considered that the sub-advisory management fees payable to Wells Capital under the Wells Capital Fund Management Agreement contained breakpoints.

The Board concluded that the compensation payable under the Wells Capital Fund Management Agreement is fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

Costs and Profitability. The Trustees reviewed information regarding PLFA’s projected costs of sponsoring the Fund and information regarding the anticipated projected profitability of the proposed Fund to PLFA. The Trustees considered the projected cost of services to be provided and projected profits to be realized by PLFA from the relationship with the PL Precious Metals Fund based on the projected assets, income and expenses of PLFA in its relationship with the Fund. The Trustees noted that this projected information contains estimates because there is no actual operating history for the PL Precious Metals Fund. The Trustees also considered the overall financial soundness of PLFA.

The Trustees considered the projected profitability of the Wells Capital Fund Management Agreement to Wells Capital to the extent practicable based on the financial information provided by Wells Capital. The Trustees considered that it was difficult to accurately determine or evaluate the projected profitability of the Wells Capital Fund Management Agreement to Wells Capital because it managed substantial assets or had multiple business lines and, further, that any such assessment would involve assumptions regarding its allocation policies, capital structure, cost of capital, business mix and other factors. The Trustees gave less weight to projected profitability considerations than other information provided in connection with this matter, given the arms’-length nature of the relationship between PLFA and Wells Capital with respect to the negotiation of Fund management fees, the fact that such fees are paid by PLFA and the fact that the projected profitability of the Wells Capital Fund Management Agreement to Wells Capital is an estimate.

Economies of Scale. The Trustees considered the extent to which economies of scale may be realized by the PL Precious Metals Fund as assets grow. Because the PL Precious Metals Fund has no operating history and no assets, no economies of scale exist at this time with respect to the Fund. In this regard, the Trustees considered that the Fund’s advisory fee was set to be competitive with its peer group, all of which were existing funds. As a result, the Fund’s advisory fee was designed to take into account the growth of the Fund to a competitive level and the resultant economies of scale that the Fund could be expected to realize. The Trustees also noted that there would be an expense limitation agreement in place for the PL Precious Metals Fund.

The Board concluded that the PL Precious Metals Fund’s fee structure reflected in the PL Precious Metals Advisory Agreement and Wells Capital Fund Management Agreement is fair and reasonable.

5. Ancillary Benefits

The Trustees received from PLFA information concerning other benefits that may be received by PLFA and Wells Capital and their affiliates as a result of their relationship with the PL Precious Metals Fund, including fees for administrative services and reimbursement at an approximate cost basis for certain support services, as well as commissions that may be paid to broker-dealers affiliated with the Fund Manager and the anticipated use of soft-dollars by the Fund Manager. In this regard, the Trustees noted that Wells Capital represented that it is restricted in the use of any affiliated broker-dealer and that it anticipates using soft dollar credits generated by Fund commissions to pay for research services. The potential benefits that may be derived by PLFA from its relationship with the PL Precious Metals Fund could include larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisers to mutual funds. The Trustees considered potential benefits to be derived by Wells Capital from its relationship with the PL Precious Metals Fund and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the PL Precious Metals Advisory Agreement and Wells Capital Fund Management Agreement are in the best interests of the PL Precious Metals Fund and its

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

shareholders; and (ii) the compensation payable under the PL Precious Metals Advisory Agreement and the Wells Capital Fund Management Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

Approval of Advisory Agreement and Fund Management Agreements with Respect to the PL Currency Strategies Fund

At an in-person meeting on September 11, 2012, the Board, including all of the Independent Trustees, approved, effective on or about December 7, 2012, the Advisory Agreement with PLFA with respect to the PL Currency Strategies Fund (the “PL Currency Strategies Advisory Agreement”) and the Fund Management Agreement with UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to the Fund (the “UBS Fund Management Agreement”), and appointed UBS as the Fund Manager for this Fund.

In evaluating the PL Currency Strategies Advisory Agreement and UBS Fund Management Agreement, the Board, including the Independent Trustees, considered the factors described below. Additionally, in its evaluation of the UBS Fund Management Agreement, the Board considered the various screening processes that PLFA utilizes in identifying a proposed new fund manager, including screening for qualified firms through the use of quantitative data and information gathered from independent third-party databases, as well as the due diligence conducted by PLFA on the investment resources and personnel of a fund manager and an assessment of the investment strategies used by a fund manager and the due diligence conducted by the Trust’s CCO. In addition, the Board reviewed the specific criteria and information evaluated by PLFA during the selection process of UBS, including information about other firms considered by PLFA, and PLFA’s analysis in reaching its conclusion to recommend UBS as the new fund manager.

In evaluating the PL Currency Strategies Advisory Agreement and UBS Fund Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services to be Provided

Fund Oversight and Supervision—PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its sophisticated monitoring and oversight of Fund Managers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools offered to assist intermediaries in effectively understanding and meeting shareholder needs. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders and investing.

The Trustees also considered that PLFA’s investment, legal, compliance and accounting professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance analysis, security valuation and Fund accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide the appropriate investment management, compliance and monitoring services required for the Fund. The Board noted that PLFA monitors numerous investment, performance and compliance metrics for the Funds of the Trust.

The Trustees considered the benefits to shareholders of retaining PLFA to serve as the investment adviser to the PL Currency Strategies Fund in light of the nature, extent, and quality of services expected to be provided by PLFA. The Trustees considered the ability of PLFA to provide an appropriate level of support and resources to the PL Currency Strategies Fund and whether PLFA has sufficiently qualified personnel. The Trustees based this review on information and materials provided to them throughout the year by PLFA. The Trustees considered PLFA’s continued development and use of analytical tools for assessing Fund performance and the performance of Fund Managers, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA uses these tools to monitor and identify when a Fund is underperforming applicable benchmarks or peer groups, and then conducts various analyses to try to assess the sources of and reasons for underperformance. The Trustees noted that PLFA has developed processes to oversee and monitor a Fund Manager’s execution of investment strategies. The Board noted that PLFA provides the Board with analysis of this data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Board also noted that PLFA conducts periodic due diligence on a Fund Manager involving on-site visits, in-person meetings and telephonic meetings to gather information that PLFA uses to attempt to gain an in-depth understanding of a Fund Manager’s investment process and to seek to identify issues that may be relevant to a Fund Manager’s investment process and to seek to identify issues that may be relevant to a Fund Manager’s services to a Fund or a Fund’s performance. The Trustees also considered the background and experience of PLFA’s senior management, and the experience of and significant amount of attention expected to be given to the PL Currency Strategies Fund by PLFA’s management and staff. The Trustees also considered PLFA’s compliance operations with respect to the Trust, including the measures taken by PLFA to assist the Trust in complying with Rule 38a-1 under the 1940 Act. The Trustees further considered the monitoring and additional services provided by PLFA to the Fund, including assistance with security valuation, risk management analysis, preparation of periodic performance and financial reports, review of trade execution and coordination of other service providers to the Trust.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services to be provided by PLFA to the Fund under the PL Currency Strategies Advisory Agreement.

UBS. The Trustees considered the benefits to shareholders of retaining UBS as the Fund Manager, particularly in light of the nature, extent, and quality of the services expected to be provided by UBS. In this regard, the Trustees considered various materials relating to the proposed Fund Manager, including copies of the proposed UBS Fund Management Agreement; copies of UBS’s Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation, including comprehensive assessments from senior management of PLFA.

The Trustees considered that under the UBS Fund Management Agreement, UBS would be responsible for providing the investment management services for the Fund’s assets, including investment research, advice and supervision, and determining which securities would be

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the PL Currency Strategies Fund over both the short- and long-term, the organizational depth and resources of UBS, including the background and experience of UBS’s management and the expertise of the Fund management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered that they had previously reviewed and approved UBS’s written compliance policies and procedures and that the Trust’s CCO previously provided an assessment of UBS’s compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics.

In making these assessments, the Trustees took note of the extensive due diligence PLFA conducted with respect to UBS, and were aided by the assessment and recommendation of PLFA and the in-person presentation and materials provided by UBS.

The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the PL Currency Strategies Fund by PLFA under the PL Currency Strategies Advisory Agreement and UBS under the UBS Fund Management Agreement.

2. Performance

The Trustees considered PLFA’s efforts and process to search for and screen advisory firms that are qualified to manage a currency strategies Fund, and the identification by PLFA of UBS to serve as Fund Manager with regard to the day-to-day investment activities of the PL Currency Strategies Fund. Because this consideration related to a newly organized Fund, no actual performance record for this Fund was available. However, the Trustees considered factors concerning performance in connection with its consideration of this matter and in connection with approval of the related UBS Fund Management Agreement, as described below.

The Trustees considered information about the historical performance of accounts managed by the same UBS Fund management team that would manage the PL Currency Strategies Fund using similar, though not identical, investment strategies as those proposed for the PL Currency Strategies Fund (the “Comparable Performance”). The Trustees considered the Comparable Performance against a pertinent benchmark and against the applicable peer group for the year-to-date, one-, three- and five-year periods as of March 31, 2012. The Trustees also considered the Comparable Performance against a pertinent benchmark and an applicable peer group for the previous six calendar years as of December 31, 2011. The Trustees also considered the need for UBS to adhere to the Fund’s general investment mandate in order to function appropriately in the PL Portfolio Optimization Funds.

The Board determined that UBS’s performance record was acceptable.

3. Advisory and Fund Management Fees

PLFA. The Trustees requested, received and reviewed information from PLFA relating to the proposed advisory fee for the PL Currency Strategies Fund. The Trustees reviewed the proposed advisory fees for the Fund and compared such amounts with the average fees of other funds in an applicable peer fund group. The Trustees also noted that the Fund would be subject to contractual expense limitations agreed to by PLFA. The Trustees considered that the proposed advisory fee was in line with industry averages for currency strategies products based on the data presented to the Board.

The Board concluded that the compensation payable under the PL Currency Strategies Advisory Agreement is fair and reasonable.

UBS. The Trustees considered information regarding the comparative sub-advisory fees charged under other investment advisory contracts of the Fund Manager with regard to other investment accounts with substantially similar investment strategies as the PL Currency Strategies Fund. The Trustees noted that in certain cases there were differences in the level of services proposed to be provided to the PL Currency Strategies Fund by UBS and that the level of services provided by UBS on these other accounts was due to the different nature of the accounts or an affiliation between UBS and the account. These differences often explained differences in fee schedules. The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and UBS, and that the PL Currency Strategies Fund’s sub-advisory management fees are paid by PLFA and are not paid directly by the PL Currency Strategies Fund. The Trustees also considered that the sub-advisory management fees payable to UBS under the UBS Fund Management Agreement contained breakpoints.

The Board concluded that the compensation payable under the UBS Fund Management Agreement is fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

Costs and Profitability. The Trustees reviewed information regarding PLFA’s projected costs of sponsoring the Fund and information regarding the anticipated projected profitability of the proposed Fund to PLFA. The Trustees considered the projected cost of services to be provided and projected profits to be realized by PLFA from the relationship with the PL Currency Strategies Fund based on the projected assets, income and expenses of PLFA in its relationship with the Fund. The Trustees noted that this projected information contains estimates because there is no actual operating history for the PL Currency Strategies Fund. The Trustees also considered the overall financial soundness of PLFA.

The Trustees considered the projected profitability of the UBS Fund Management Agreement to UBS to the extent practicable based on the financial information provided by UBS. The Trustees considered that it was difficult to accurately determine or evaluate the projected profitability of the UBS Fund Management Agreement to UBS because it managed substantial assets or had multiple business lines and, further, that any such assessment would involve assumptions regarding its allocation policies, capital structure, cost of capital, business mix and other factors. The Trustees gave less weight to projected profitability considerations than other information provided in connection with this matter, given the arms’-length nature of the relationship between PLFA and UBS with respect to the negotiation of Fund management fees, the fact that such fees are paid by PLFA and the fact that the projected profitability of the UBS Fund Management Agreement to UBS is an estimate.

Economies of Scale. The Trustees considered the extent to which economies of scale may be realized by the PL Currency Strategies Fund as assets grow. Because the PL Currency Strategies Fund has no operating history and no assets, no economies of scale exist at this time with

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

respect to the Fund. In this regard, the Trustees considered that the Fund’s advisory fee was set to be competitive with its peer group, all of which were existing funds. As a result, the Fund’s advisory fee was designed to take into account the growth of the Fund to a competitive level and the resultant economies of scale that the Fund could be expected to realize. The Trustees also noted that there would be an expense limitation agreement in place for the PL Currency Strategies Fund.

The Board concluded that the PL Currency Strategies Fund’s fee structure reflected in the PL Currency Strategies Advisory Agreement and UBS Fund Management Agreement is fair and reasonable.

5. Ancillary Benefits

The Trustees received from PLFA information concerning other benefits that may be received by PLFA and UBS and their affiliates as a result of their relationship with the PL Currency Strategies Fund, including fees for administrative services and reimbursement at an approximate cost basis for certain support services, as well as commissions that may be paid to broker-dealers affiliated with the Fund Manager and the anticipated use of soft-dollars by the Fund Manager. In this regard, the Trustees noted that UBS represented that they do not anticipate utilizing an affiliated broker-dealer for foreign exchange trades, which are expected to be the primary investments of the Fund, or utilizing soft dollar credits generated by Fund commissions to pay for research services. The potential benefits that may be derived by PLFA from its relationship with the PL Currency Strategies Fund could include larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisers to mutual funds. The Trustees considered potential benefits to be derived by UBS from its relationship with the PL Currency Strategies Fund and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the PL Currency Strategies Advisory Agreement and UBS Fund Management Agreement are in the best interests of the PL Currency Strategies Fund and its shareholders; and (ii) the compensation payable under the PL Currency Strategies Advisory Agreement and the UBS Fund Management Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

Approval of Advisory Agreement and Fund Management Agreements with Respect to the PL Global Absolute Return Fund

At an in-person meeting on September 11, 2012, the Board, including all of the Independent Trustees, approved, effective on or about December 7, 2012, the Advisory Agreement with PLFA with respect to the PL Global Absolute Return Fund (the “PL Global Absolute Return Advisory Agreement”) and the Fund Management Agreement with Eaton Vance Management (“Eaton Vance”) with respect to the Fund (the “Eaton Vance Fund Management Agreement”), and appointed Eaton Vance as the Fund Manager for this Fund.

In evaluating the PL Global Absolute Return Advisory Agreement and Eaton Vance Fund Management Agreement, the Board, including the Independent Trustees, considered the factors described below. Additionally, in its evaluation of the Eaton Vance Fund Management Agreement, the Board considered the various screening processes that PLFA utilizes in identifying a proposed new fund manager, including screening for qualified firms through the use of quantitative data and information gathered from independent third-party databases, as well as the due diligence conducted by PLFA on the investment resources and personnel of a fund manager and an assessment of the investment strategies used by a fund manager and the due diligence conducted by the Trust’s CCO. In addition, the Board reviewed the specific criteria and information evaluated by PLFA during the selection process of Eaton Vance and PLFA’s analysis in reaching its conclusion to recommend Eaton Vance as the new fund manager.

In evaluating the PL Global Absolute Return Advisory Agreement and Eaton Vance Fund Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services to be Provided

Fund Oversight and Supervision—PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its sophisticated monitoring and oversight of Fund Managers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools offered to assist intermediaries in effectively understanding and meeting shareholder needs. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders and investing.

The Trustees also considered that PLFA’s investment, legal, compliance and accounting professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance analysis, security valuation and Fund accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide the appropriate investment management, compliance and monitoring services required for the Fund. The Board noted that PLFA monitors numerous investment, performance and compliance metrics for the Funds of the Trust.

The Trustees considered the benefits to shareholders of retaining PLFA to serve as the investment adviser to the PL Global Absolute Return Fund in light of the nature, extent, and quality of services expected to be provided by PLFA. The Trustees considered the ability of PLFA to provide an appropriate level of support and resources to the PL Global Absolute Return Fund and whether PLFA has sufficiently qualified personnel. The Trustees based this review on information and materials provided to them throughout the year by PLFA. The Trustees considered PLFA’s continued development and use of analytical tools for assessing Fund performance and the performance of Fund Managers, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA uses these tools to monitor and identify when a Fund is underperforming applicable benchmarks or peer groups, and then conducts various analyses to try

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

to assess the sources of and reasons for underperformance. The Trustees noted that PLFA has developed processes to oversee and monitor a Fund Manager’s execution of investment strategies. The Board noted that PLFA provides the Board with analysis of this data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Board also noted that PLFA conducts periodic due diligence on a Fund Manager involving on-site visits, in-person meetings and telephonic meetings to gather information that PLFA uses to attempt to gain an in-depth understanding of a Fund Manager’s investment process and to seek to identify issues that may be relevant to a Fund Manager’s investment process and to seek to identify issues that may be relevant to a Fund Manager’s services to a Fund or a Fund’s performance. The Trustees also considered the background and experience of PLFA’s senior management, and the experience of and significant amount of attention expected to be given to the PL Global Absolute Return Fund by PLFA’s management and staff. The Trustees also considered PLFA’s compliance operations with respect to the Trust, including the measures taken by PLFA to assist the Trust in complying with Rule 38a-1 under the 1940 Act. The Trustees further considered the monitoring and additional services provided by PLFA to the Fund, including assistance with security valuation, risk management analysis, preparation of periodic performance and financial reports, review of trade execution and coordination of other service providers to the Trust.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services to be provided by PLFA to the Fund under the PL Global Absolute Return Advisory Agreement.

Eaton Vance. The Trustees considered the benefits to shareholders of retaining Eaton Vance as the Fund Manager, particularly in light of the nature, extent, and quality of the services expected to be provided by Eaton Vance. In this regard, the Trustees considered various materials relating to the proposed Fund Manager, including copies of the proposed Eaton Vance Fund Management Agreement; copies of Eaton Vance’s Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation, including comprehensive assessments from senior management of PLFA.

The Trustees considered that under the Eaton Vance Fund Management Agreement, Eaton Vance would be responsible for providing the investment management services for the Fund’s assets, including investment research, advice and supervision, and determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the PL Global Absolute Return Fund over both the short- and long-term, the organizational depth and resources of Eaton Vance, including the background and experience of Eaton Vance’s management and the expertise of the Fund management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered that they had previously reviewed and approved Eaton Vance’s written compliance policies and procedures and that the Trust’s CCO previously provided an assessment of Eaton Vance’s compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics.

In making these assessments, the Trustees took note of the extensive due diligence PLFA conducted with respect to Eaton Vance, and were aided by the assessment and recommendation of PLFA and the in-person presentation and materials provided by Eaton Vance. The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the PL Global Absolute Return Fund by PLFA under the PL Global Absolute Return Advisory Agreement and Eaton Vance under the Eaton Vance Fund Management Agreement.

2. Performance

The Trustees considered PLFA’s efforts and process to search for and screen advisory firms that are qualified to manage a global absolute return Fund, and the identification by PLFA of Eaton Vance to serve as Fund Manager with regard to the day-to-day investment activities of the PL Global Absolute Return Fund. Because this consideration related to a newly organized Fund, no actual performance record for this Fund was available. However, the Trustees considered factors concerning performance in connection with its consideration of this matter and in connection with approval of the related Eaton Vance Fund Management Agreement, as described below.

The Trustees considered information about the historical performance of accounts managed by the same Eaton Vance Fund management team that would manage the PL Global Absolute Return Fund using similar investment strategies as those proposed for the PL Global Absolute Return Fund (the “Comparable Performance”). The Trustees considered the Comparable Performance against a pertinent benchmark and against the applicable peer group for the year-to-date, one-, three-, five- and ten-year periods as of March 31, 2012. The Trustees also considered the Comparable Performance against a pertinent benchmark and an applicable peer group for the previous twelve calendar years as of December 31, 2011. The Trustees also considered the need for Eaton Vance to adhere to the Fund’s general investment mandate in order to function appropriately in the PL Portfolio Optimization Funds.

The Board determined that Eaton Vance’s performance record was acceptable.

3. Advisory and Fund Management Fees

PLFA. The Trustees requested, received and reviewed information from PLFA relating to the proposed advisory fee for the PL Global Absolute Return Fund. The Trustees reviewed the proposed advisory fees for the Fund and compared such amounts with the average fees of other funds in an applicable peer fund group. The Trustees also noted that the Fund would be subject to contractual expense limitations agreed to by PLFA. The Trustees considered that the proposed advisory fee was in line with industry averages for global absolute return products based on the data presented to the Board.

The Board concluded that the compensation payable under the PL Global Absolute Return Advisory Agreement is fair and reasonable.

Eaton Vance. The Trustees considered information regarding the comparative sub-advisory fees charged under other investment advisory contracts of the Fund Manager with regard to other investment accounts with substantially similar investment strategies as the PL Global

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Absolute Return Fund. The Trustees noted that in certain cases there were differences in the level of services proposed to be provided to the PL Global Absolute Return Fund by Eaton Vance and that the level of services provided by Eaton Vance on these other accounts was due to the different nature of the accounts or an affiliation between Eaton Vance and the account. These differences often explained differences in fee schedules. The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and Eaton Vance, and that the PL Global Absolute Return Fund’s sub-advisory management fees are paid by PLFA and are not paid directly by the PL Global Absolute Return Fund. The Trustees also considered that the sub- advisory management fees payable to Eaton Vance under the Eaton Vance Fund Management Agreement contained breakpoints.

The Board concluded that the compensation payable under the Eaton Vance Fund Management Agreement is fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

Costs and Profitability. The Trustees reviewed information regarding PLFA’s projected costs of sponsoring the Fund and information regarding the anticipated projected profitability of the proposed Fund to PLFA. The Trustees considered the projected cost of services to be provided and projected profits to be realized by PLFA from the relationship with the PL Global Absolute Return Fund based on the projected assets, income and expenses of PLFA in its relationship with the Fund. The Trustees noted that this projected information contains estimates because there is no actual operating history for the PL Global Absolute Return Fund. The Trustees also considered the overall financial soundness of PLFA.

The Trustees considered the projected profitability of the Eaton Vance Fund Management Agreement to Eaton Vance to the extent practicable based on the financial information provided by Eaton Vance. The Trustees considered that it was difficult to accurately determine or evaluate the projected profitability of the Eaton Vance Fund Management Agreement to Eaton Vance because it managed substantial assets or had multiple business lines and, further, that any such assessment would involve assumptions regarding its allocation policies, capital structure, cost of capital, business mix and other factors. The Trustees gave less weight to projected profitability considerations than other information provided in connection with this matter, given the arms’-length nature of the relationship between PLFA and Eaton Vance with respect to the negotiation of Fund management fees, the fact that such fees are paid by PLFA and the fact that the projected profitability of the Eaton Vance Fund Management Agreement to Eaton Vance is an estimate.

Economies of Scale. The Trustees considered the extent to which economies of scale may be realized by the PL Global Absolute Return Fund as assets grow. Because the PL Global Absolute Return Fund has no operating history and no assets, no economies of scale exist at this time with respect to the Fund. In this regard, the Trustees considered that the Fund’s advisory fee was set to be competitive with its peer group, all of which were existing funds. As a result, the Fund’s advisory fee was designed to take into account the growth of the Fund to a competitive level and the resultant economies of scale that the Fund could be expected to realize. The Trustees also noted that there would be an expense limitation agreement in place for the PL Global Absolute Return Fund.

The Board concluded that the PL Global Absolute Return Fund’s fee structure reflected in the PL Global Absolute Return Advisory Agreement and Eaton Vance Fund Management Agreement is fair and reasonable.

5. Ancillary Benefits

The Trustees received from PLFA information concerning other benefits that may be received by PLFA and Eaton Vance and their affiliates as a result of their relationship with the PL Global Absolute Return Fund, including fees for administrative services and reimbursement at an approximate cost basis for certain support services, as well as commissions that may be paid to broker-dealers affiliated with the Fund Manager and the anticipated use of soft-dollars by the Fund Manager. In this regard, the Trustees noted that Eaton Vance represented that they do not anticipate utilizing an affiliated broker-dealer for trades or utilizing soft dollar credits generated by Fund commissions to pay for research services. The potential benefits that may be derived by PLFA from its relationship with the PL Global Absolute Return Fund could include larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisers to mutual funds. The Trustees considered potential benefits to be derived by Eaton Vance from its relationship with the PL Global Absolute Return Fund and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the PL Global Absolute Return Advisory Agreement and Eaton Vance Fund Management Agreement are in the best interests of the PL Global Absolute Return Fund and its shareholders; and (ii) the compensation payable under the PL Global Absolute Return Advisory Agreement and the Eaton Vance Fund Management Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

Approval of Advisory Agreement with Respect to the PL Alternative Strategies Fund

At an in-person meeting on September 11, 2012, the Board, including all of the Independent Trustees, approved, effective on or about December 7, 2012, the Advisory Agreement with PLFA with respect to the PL Alternative Strategies Fund (the “PL Alternative Strategies Advisory Agreement”).

In evaluating the PL Alternative Strategies Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services to be Provided

PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its experience managing asset allocation funds-of-funds; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools offered to assist intermediaries in effectively understanding and meeting shareholder needs. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders and investing.

The Trustees also considered that PLFA’s investment, legal, compliance and accounting professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance analysis, security valuation and Fund accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide the appropriate investment management, compliance and monitoring services required for the Fund. The Board noted that PLFA monitors numerous investment, performance and compliance metrics for the Funds of the Trust.

The Trustees considered the benefits to shareholders of retaining PLFA to serve as the investment adviser to the PL Alternative Strategies Fund in light of the nature, extent, and quality of services expected to be provided by PLFA. The Trustees considered that PLFA serves as adviser to the Portfolio Optimization Portfolios and the Pacific Dynamix Portfolios of Pacific Select Fund and the Portfolio Optimization Funds of the Trust, all of which are asset allocation fund-of-funds, and provides asset allocation services to other accounts. The Trustees considered the ability of PLFA to provide an appropriate level of support and resources to the PL Alternative Strategies Fund and whether PLFA has sufficiently qualified personnel. The Trustees based this review on information and materials provided to them throughout the year by PLFA. The Trustees considered PLFA’s continued development and use of analytical tools for assessing Fund performance, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA uses these tools to monitor and identify when a Fund is underperforming applicable benchmarks or peer groups, and then conducts various analyses to try to assess the sources of and reasons for underperformance. The Board noted that PLFA provides the Board with analysis of this data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also considered the background and experience of PLFA’s senior management, and the experience of and significant amount of attention expected to be given to the PL Alternative Strategies Fund by PLFA’s management and staff. The Trustees also considered PLFA’s compliance operations with respect to the Trust, including the measures taken by PLFA to assist the Trust in complying with Rule 38a-1 under the 1940 Act. The Trustees further considered the monitoring and additional services provided by PLFA to the Fund, including assistance with security valuation, risk management analysis, preparation of periodic performance and financial reports, review of trade execution and coordination of other service providers to the Trust.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services to be provided by PLFA to the Fund under the PL Alternative Strategies Advisory Agreement.

2. Performance

The Trustees considered PLFA’s experience managing asset allocation fund-of-funds and other accounts and its qualifications to manage the PL Alternative Strategies Fund. Because this consideration related to a newly-organization fund, no actual performance record was available. However, the Trustees considered information about the hypothetical performance of an account managed by PLFA using the investment strategies that would be used for the proposed PL Alternative Strategies Fund (the “Hypothetical Performance”). The Trustees considered the Hypothetical Performance against the applicable peer group for the year-to-date, one-, three-, and five-year periods as of June 30, 2012. The Trustees also considered the Hypothetical Performance against an applicable peer group for the previous seven calendar years.

The Board determined that PLFA’s performance record was acceptable.

3. Advisory and Fund Management Fees

PLFA. The Trustees requested, received and reviewed information from PLFA relating to the proposed advisory fee for the PL Alternative Strategies Fund. The Trustees reviewed the proposed advisory fees for the Fund and compared such amounts with the average fees of other funds in an applicable peer fund group. The Trustees also noted that the Fund would be subject to contractual expense limitations agreed to by PLFA. The Trustees considered that the proposed advisory fee was in line with industry averages for multialternative products based on the data presented to the Board.

The Board concluded that the compensation payable under the PL Alternative Strategies Advisory Agreement is fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

Costs and Profitability. The Trustees reviewed information regarding PLFA’s projected costs of sponsoring the Fund and information regarding the anticipated projected profitability of the proposed Fund to PLFA. The Trustees considered the projected cost of services to be provided and projected profits to be realized by PLFA from the relationship with the PL Alternative Strategies Fund based on the projected assets, income and expenses of PLFA in its relationship with the Fund. The Trustees noted that this projected information contains estimates because there is no actual operating history for the PL Alternative Strategies Fund. The Trustees also considered the overall financial soundness of PLFA.

Economies of Scale. The Trustees considered the extent to which economies of scale may be realized by the PL Alternative Strategies Fund as assets grow. Because the PL Alternative Strategies Fund has no operating history and no assets, no economies of scale exist at this time with respect to the Fund. In this regard, the Trustees considered that the Fund’s advisory fee was set to be competitive with its peer group, all of which were existing funds. As a result, the Fund’s advisory fee was designed to take into account the growth of the Fund to a competitive level and the resultant economies of scale that the Fund could be expected to realize. The Trustees also noted that there would be an expense limitation agreement in place for the PL Alternative Strategies Fund.

The Board concluded that the PL Alternative Strategies Fund’s fee structure reflected in the PL Alternative Strategies Advisory Agreement is fair and reasonable.

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5. Ancillary Benefits

The Trustees received from PLFA information concerning other benefits that may be received by PLFA its affiliates as a result of their relationship with the PL Alternative Strategies Fund, including fees for administrative services and reimbursement at an approximate cost basis for certain support services, as well as commissions that may be paid to broker-dealers affiliated with the Fund Manager and the anticipated use of soft-dollars by the Fund Manager. In this regard, the Trustees noted that PLFA represented that it does not anticipate utilizing an affiliated broker-dealer for trades or utilizing soft dollar credits to pay for research services. The potential benefits that may be derived by PLFA from its relationship with the PL Alternative Strategies Fund could include larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisers to mutual funds.

6. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the PL Alternative Strategies Advisory Agreement is in the best interests of the PL Alternative Strategies Fund and its shareholders; and (ii) the compensation payable under the PL Alternative Strategies Advisory Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

Approval of Fund Management Agreement with Respect to PL Growth LT Fund

At an in-person meeting on December 12, 2012, the Board, including all of the Independent Trustees, approved, effective no later than May 1, 2013, a new Fund Management Agreement with Massachusetts Financial Services Company, doing business as MFS Investment Management (“MFS”) with respect to the PL Growth LT Fund (the “MFS Fund Management Agreement”), and appointed MFS as the new Fund Manager for this Fund. The Board also approved a change to the name of the Fund and effective May 1, 2013, the Fund will be named the PL Growth Fund. In connection with this matter, also at the December 12, 2012 meeting, the Board terminated the Fund Management Agreement for the Fund with the current fund manager upon the effectiveness of the MFS Fund Management Agreement. MFS’s appointment as new Fund Manager was made in accordance with the exemptive order issued by the SEC with regard to the Trust and does not require shareholder approval.

In evaluating the MFS Fund Management Agreement, the Board, including the Independent Trustees, considered the factors, among others, described below. Additionally, the Board considered the various screening processes that PLFA utilizes in identifying a proposed new fund manager, including screening for qualified firms through the use of quantitative data and information gathered from independent third-party databases, as well as the due diligence conducted by PLFA on the investment resources and personnel of a fund manager and an assessment of the investment strategies used by a fund manager and the due diligence conducted by the Trust’s CCO. In addition, the Board reviewed the specific criteria and information evaluated by PLFA during the selection process of MFS, including information about other firms considered by PLFA, and PLFA’s analysis in reaching its conclusion to recommend MFS as the new Fund Manager.

In evaluating the MFS Fund Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services to be Provided

The Trustees considered the benefits to shareholders of retaining MFS as the Fund Manager, particularly in light of the nature, extent, and quality of the services expected to be provided by MFS. In this regard, the Trustees considered various materials relating to the proposed Fund Manager, including copies of the proposed MFS Fund Management Agreement; copies of MFS’s Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation, including comprehensive assessments from senior management of PLFA.

The Trustees considered that under the MFS Fund Management Agreement, MFS would be responsible for providing the investment management services for the Fund’s assets, including investment research, advice and supervision, and determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the PL Growth LT Fund over both the short- and long-term, the organizational depth and resources of MFS, including the background and experience of MFS’s management and the expertise of the fund management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered MFS’s written compliance policies and procedures and noted that the Trust’s CCO had previously provided an assessment of MFS’s compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics.

In making these assessments, the Trustees took note of the extensive due diligence PLFA conducted with respect to MFS, and were aided by the assessment and recommendation of PLFA and the in-person presentation and materials provided by MFS. The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the PL Growth LT Fund by MFS under the MFS Fund Management Agreement.

2. Performance

The Trustees considered PLFA’s efforts and process to search for and screen advisory firms that are qualified to manage a growth fund, and PLFA’s identification of MFS to serve as Fund Manager with regard to the day-to-day investment activities of the PL Growth LT Fund. The Trustees considered factors concerning performance in connection with its consideration of this matter and in connection with approval of the related MFS Fund Management Agreement, as described below.

The Trustees considered information about the historical performance of an account managed by the same MFS fund management team that would manage the PL Growth LT Fund using similar investment strategies as those proposed for the PL Growth LT Fund (the “Comparable Performance”). The Trustees considered the Comparable Performance against a pertinent benchmark and against the applicable peer group for the year-to-date, one-, three-, five-, and ten-year periods as of September 30, 2012. The Trustees also considered the Comparable

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Performance against a pertinent benchmark and an applicable peer group for the previous nine calendar years. The Trustees also considered information about the historical performance of additional accounts managed by MFS using similar investment strategies as those proposed for the Growth LT Fund against a pertinent benchmark for the one-, three-, five- and ten-year periods (as available) as of September 30, 2012. Additionally, the Trustees considered performance information presented by PLFA for another potential manager of the Fund. The Trustees also considered the need for MFS to adhere to the Fund’s general investment mandate in order to function appropriately in the PL Portfolio Optimization Funds.

The Board determined that MFS’s performance record was acceptable.

3. Advisory and Fund Management Fees

The Trustees considered information regarding the comparative advisory fees charged under other investment advisory contracts of the Fund Manager with regard to other investment accounts with substantially similar investment strategies as the PL Growth LT Fund. The Trustees also considered that the proposed sub-advisory fees payable to MFS under the Fund Management Agreement contain breakpoints and were lower than the sub-advisory fees paid to the current fund manager. The Trustees considered that the advisory fee schedule would remain unchanged from the current fee schedule for the Fund and that the total advisory fees paid by shareholders would not increase. The Trustees noted that in certain cases there were differences in the level of services proposed to be provided to the PL Growth LT Fund by MFS and that the level of services provided by MFS on these other accounts was due to the different nature of the accounts or an affiliation between MFS and the account. These differences often explained differences in fee schedules. The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and MFS, and that the PL Growth LT Fund’s sub-advisory management fees are paid by PLFA and are not paid directly by the PL Growth LT Fund. Additionally, the Trustees considered that there are certain costs associated with a manager change, but that the advisory fee rates and ongoing operating expenses paid by the shareholders were not expected to materially increase as a result of this portfolio manager change.

The Board concluded that the compensation payable under the MFS Fund Management Agreement is fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees considered information about the profitability of other investment accounts managed by MFS using similar investment strategies as those proposed for the Growth LT Fund in assessing the projected profitability of the MFS Fund Management Agreement to MFS to the extent practicable based on the information provided by MFS. The Trustees considered that it was difficult to accurately determine or evaluate the projected profitability of the MFS Fund Management Agreement to MFS because it managed substantial assets and had multiple business lines and, further, that any such assessment would involve assumptions regarding its allocation policies, capital structure, cost of capital, business mix and other factors. The Trustees focused their consideration on other information provided in connection with this matter, given the arms’-length nature of the relationship between PLFA and MFS with respect to the negotiation of Fund sub-advisory fees, the fact that such fees are paid by PLFA and the fact that the projected profitability of the MFS Fund Management Agreement to MFS is an estimate because it had not yet begun to manage the Fund.

The Board concluded that the PL Growth LT Fund’s fee structure reflected in the MFS Fund Management Agreement is fair and reasonable.

5. Ancillary Benefits

The Trustees received from PLFA and MFS information concerning other benefits that may be received by MFS and its affiliates as a result of their relationship with the PL Growth LT Fund, including commissions that may be paid to broker-dealers affiliated with the Fund Manager and the anticipated use of soft-dollars by the Fund Manager. In this regard, the Trustees noted that MFS represented that it does not anticipate utilizing an affiliated broker-dealer and that it anticipates using soft dollar credits generated by Fund commissions to pay for research services. The potential benefits that may be derived by MFS from its relationship with the PL Growth LT Fund could include larger assets under management and reputational benefits, which are consistent with those generally derived by sub-advisers to mutual funds. The Trustees considered potential benefits to be derived by MFS from its relationship with the PL Growth LT Fund and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the MFS Fund Management Agreement is in the best interests of the PL Growth LT Fund and its shareholders; and (ii) the compensation payable under the MFS Fund Management Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

Approval of Interim Fund Management Agreement with Respect to PL Large-Cap Growth Fund

At an in-person meeting on December 12, 2012, the Board, including all of the Independent Trustees, approved, effective January 1, 2013, a new Interim Fund Management Agreement with BlackRock Investment Management, LLC (“BlackRock”) with respect to the PL Large-Cap Growth Fund (the “BlackRock Interim Fund Management Agreement”), and appointed BlackRock as the new Interim Fund Manager for this Fund. In connection with this matter, also at the December 12, 2012 meeting, the Board also approved the termination of the Fund Management Agreement for the Fund with the prior fund manager upon the effectiveness of the BlackRock Interim Fund Management Agreement. In evaluating the BlackRock Interim Fund Management Agreement, the Board, including the Independent Trustees, considered the interim nature of the BlackRock Interim Fund Management Agreement and the factors described below.

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In evaluating the BlackRock Interim Fund Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services to be Provided

The Trustees considered the benefits to shareholders of retaining BlackRock as the Interim Fund Manager, particularly in light of the nature, extent, and quality of the services expected to be provided by BlackRock. In this regard, the Trustees considered various materials relating to the proposed Interim Fund Manager, including copies of the proposed BlackRock Interim Fund Management Agreement; copies of BlackRock’s Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation, including comprehensive assessments from senior management of PLFA. The Trustees also considered the fact that BlackRock already serves as a portfolio manager to other Portfolios in the Trust and that PLFA and the Board have developed substantial knowledge about BlackRock from this relationship.

The Trustees considered that under the BlackRock Interim Fund Management Agreement, BlackRock would be responsible for providing the investment management services for the Fund’s assets, including investment research, advice and supervision, and determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the PL Large-Cap Growth Fund , the organizational depth and resources of BlackRock, including the background and experience of BlackRock’s management and the expertise of the fund management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered BlackRock’s written compliance policies and procedures and noted that the Trust’s CCO had previously provided an assessment of BlackRock’s compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics.

In making these assessments, the Trustees took note of the due diligence PLFA conducted with respect to BlackRock, their prior knowledge of and working relationship with BlackRock, including the fact that BlackRock already manages the proposed strategy for a series of Pacific Select Funds and were aided by the assessment and recommendation of PLFA and the in-person presentation and materials provided by BlackRock. The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the PL Large-Cap Growth Fund by BlackRock under the BlackRock Interim Fund Management Agreement.

2. Performance

The Trustees considered PLFA’s ongoing efforts to search for and screen advisory firms that are qualified to manage, on a longer-term basis, a large-cap growth fund. The Trustees considered that while that search process was underway, it would be appropriate to engage BlackRock to serve as Interim Fund Manager with regard to the day-to-day investment activities of the PL Large-Cap Growth Fund using an index strategy. The Trustees considered that the performance objective during this interim period was to retain benchmark large-cap market exposure without assuming additional risk and considered that BlackRock’s large-cap index strategy was the appropriate means to achieve that objective.

The Trustees considered information about the historical performance of accounts managed by the same BlackRock fund management team that would manage the PL Large-Cap Growth Fund using similar investment strategies as those proposed for the PL Large-Cap Growth Fund (the “Comparable Performance”). The Trustees considered the Comparable Performance against a pertinent benchmark for the one-, three-, and five-year and since inception periods (as available) as of June 30, 2012 and noted that the strategy seeks to replicate the performance of a benchmark index.

The Board determined that BlackRock’s performance record was acceptable.

3. Advisory and Fund Management Fees

The Trustees considered information regarding the comparative advisory fees charged under other investment advisory contracts of the Interim Fund Manager with regard to other investment accounts with substantially similar investment strategies as the PL Large-Cap Growth Fund. The Trustees noted that in certain cases there were differences in the level of services proposed to be provided to the PL Large-Cap Growth Fund by BlackRock and that the level of services provided by BlackRock on these other accounts was due to the different nature of the accounts or an affiliation between BlackRock and the account. These differences often explained differences in fee schedules. The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and BlackRock, and that the PL Large-Cap Growth Fund’s sub-advisory fees are paid by PLFA and are not paid directly by the PL Large-Cap Growth Fund. The Trustees considered that PLFA had agreed to waive a portion of its advisory fee while BlackRock serves as Interim Fund Manager

The Board concluded that the compensation payable under the BlackRock Interim Fund Management Agreement is fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees considered the projected profitability of the BlackRock Interim Fund Management Agreement to BlackRock to the extent practicable based on the financial information provided by BlackRock. Given the short-term interim nature of the proposed engagement, the Trustees did not consider this information as particularly meaningful.

The Board concluded that the PL Large-Cap Growth Fund’s fee structure reflected in the BlackRock Interim Fund Management Agreement is fair and reasonable.

5. Ancillary Benefits

The Trustees received from PLFA and BlackRock information concerning other benefits that may be received by BlackRock and its affiliates as a result of their relationship with the PL Large-Cap Growth Fund, including commissions that may be paid to broker-dealers affiliated with the Interim Fund Manager and the anticipated use of soft-dollars by the Interim Fund Manager. In this regard, the Trustees noted that BlackRock represented that it does not anticipate utilizing an affiliated broker-dealer or soft dollar credits generated by Fund commissions to pay for research services. The potential benefits that may be derived by BlackRock from its relationship with the PL Large-Cap Growth Fund could

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include larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisers to mutual funds. The Trustees considered potential benefits to be derived by BlackRock from its relationship with the PL Large-Cap Growth Fund and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the BlackRock Interim Fund Management Agreement is in the best interests of the PL Large-Cap Growth Fund and its shareholders; and (ii) the compensation payable under the BlackRock Interim Fund Management Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

Approval of Fund Management Agreement with Respect to PL Large-Cap Growth Fund

At an in-person meeting on March 14, 2013, the Board, including all of the Independent Trustees, approved, effective no later than May 1, 2013, a new Fund Management Agreement with BlackRock with respect to the Fund (the “BlackRock Fund Management Agreement”), and appointed BlackRock as the Fund Manager for this Fund. In connection with this matter, also at the March 14, 2013 meeting, the Board terminated the BlackRock Interim Fund Management Agreement upon the effectiveness of the BlackRock Fund Management Agreement. BlackRock’s appointment as Fund Manager was made in accordance with the exemptive order issued by the SEC with regard to the Trust and does not require shareholder approval.

In evaluating the BlackRock Fund Management Agreement, the Board, including the Independent Trustees, considered the factors, among others, described below. Additionally, the Board considered the various screening processes that PLFA utilizes in identifying a proposed new fund manager, including screening for qualified firms through the use of quantitative data and information gathered from independent third-party databases, as well as the due diligence conducted by PLFA on the investment resources and personnel of a fund manager and an assessment of the investment strategies used by a fund manager and the due diligence conducted by the Trust’s CCO. In addition, the Board reviewed the specific criteria and information evaluated by PLFA during the selection process of BlackRock, including information about other firms considered by PLFA, and PLFA’s analysis in reaching its conclusion to recommend BlackRock as the Fund Manager.

In evaluating the BlackRock Fund Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services to be Provided

The Trustees considered the benefits to shareholders of retaining BlackRock as the Fund Manager, particularly in light of the nature, extent, and quality of the services expected to be provided by BlackRock. In this regard, the Trustees considered various materials relating to the proposed Fund Manager, including copies of the proposed BlackRock Fund Management Agreement; copies of BlackRock’s Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation, including comprehensive assessments from senior management of PLFA.

The Trustees considered that under the BlackRock Fund Management Agreement, BlackRock would be responsible for providing the investment management services for the Fund’s assets, including investment research, advice and supervision, and determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the PL Large-Cap Growth Fund over both the short- and long-term, the organizational depth and resources of BlackRock, including the background and experience of BlackRock’s management and the expertise of the fund management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy. The Trustees considered that the fund management team (the “FM Team”) at BlackRock that would be responsible for the day-to-day management of the Fund was led by the same lead portfolio manager and supported by certain of the same core team members that had been responsible for the management of the Fund while at a previous fund management firm. The Trustees noted that PLFA’s recommendation to engage BlackRock to actively manage the Fund was the completion of a two phase transition plan recommended by PLFA to address the departure of the FM Team from that previous fund management firm.

In addition, the Trustees considered BlackRock’s written compliance policies and procedures and noted that the Trust’s CCO had previously provided an assessment of BlackRock’s compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics.

In making these assessments, the Trustees took note of the due diligence PLFA conducted with respect to BlackRock, PLFA’s and the Board’s prior experience with BlackRock and with the proposed FM Team while they were employed by the previous fund management firm, and were aided by the assessment and recommendation of PLFA and the in-person presentation and materials provided by BlackRock.

The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the PL Large-Cap Growth Fund by BlackRock under the BlackRock Fund Management Agreement.

2. Performance

The Trustees considered PLFA’s efforts and process to search for and screen advisory firms that are qualified to manage a large-cap growth fund. The Trustees considered that while certain core members of the FM Team that left the previous fund management firm had joined BlackRock, PLFA nonetheless conducted a broad search process to identify an appropriate replacement Fund Manager. This search process resulted in PLFA’s identification of BlackRock to serve as Fund Manager with regard to the day-to-day investment activities of the PL Large-Cap Growth Fund. The Trustees considered a number of factors in connection with its consideration of this matter and in connection with approval of the related BlackRock Fund Management Agreement, as described below.

The Trustees considered information about the historical performance of the FM Team for similar investment strategies as those proposed for the PL Large-Cap Growth Fund (the “Comparable Performance”). The Trustees considered the Comparable Performance against a pertinent benchmark and against the applicable peer group for the one-, three-, five-, and ten-year periods as of December 31, 2012. The Trustees also

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considered the Comparable Performance against a pertinent benchmark and an applicable peer group for the previous seven calendar years. Additionally, the Trustees considered performance information presented by PLFA for another potential manager of the Fund. The Trustees also considered the need for BlackRock to adhere to the Fund’s general investment mandate in order to function appropriately in the PL Portfolio Optimization Funds.

The Board determined that the performance record of the FM Team was acceptable.

3. Advisory and Fund Management Fees

The Trustees considered information regarding the comparative advisory fees charged under other investment advisory contracts of the Fund Manager with regard to other investment accounts with substantially similar investment strategies as the PL Large-Cap Growth Fund. The Trustees also considered that the proposed sub-advisory fees payable to BlackRock under the Fund Management Agreement contain breakpoints and were lower than the sub-advisory fees which had been paid to the previous fund management firm. The Trustees considered that the advisory fee schedule would remain unchanged from the current fee schedule for the Fund, but that PLFA had agreed to an advisory fee waiver that would reduce the total advisory fees paid by shareholders as long as BlackRock remains the Fund Manager of the PL Large-Cap Growth Fund. In comparing the proposed fees to be paid by the Fund to fees charged by BlackRock for other similarly managed accounts, the Trustees noted differences in the level of services provided by BlackRock on these other accounts as well as differences in the nature or size of the accounts, the costs associated with managing the accounts and regulatory burdens. The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and BlackRock, and that the PL Large-Cap Growth Fund’s sub-advisory fees are paid by PLFA and are not paid directly by the PL Large-Cap Growth Fund. Additionally, the Trustees considered that there are certain costs associated with a change in the fund management firm due principally to restructuring of the Fund, and that BlackRock will reimburse the Fund for brokerage commissions paid as a result of trading activity due to the change. Accordingly, the change in Fund Manager is not expected to materially impact the operating expenses paid by shareholders.

The Board concluded that the compensation payable under the BlackRock Fund Management Agreement is fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees considered that it was difficult to accurately determine or evaluate the projected profitability of the BlackRock Fund Management Agreement to BlackRock because it managed substantial assets and had multiple business lines, and further, any such assessment would involve assumptions regarding its allocation policies, capital structure, cost of capital, business mix and other factors. Accordingly, the Trustees focused their consideration on other information provided in connection with this matter, given the arms’-length nature of the relationship between PLFA and BlackRock with respect to the negotiation of Fund sub-advisory fees, the fact that such fees are paid by PLFA.

The Board concluded that the PL Large-Cap Growth Fund’s fee structure reflected in the BlackRock Fund Management Agreement is fair and reasonable.

5. Ancillary Benefits

The Trustees received from PLFA and BlackRock information concerning other benefits that may be received by BlackRock and its affiliates as a result of their relationship with the PL Large-Cap Growth Fund, including commissions that may be paid to broker-dealers affiliated with the Fund Manager and the anticipated use of soft-dollars by the Fund Manager. In this regard, the Trustees noted that BlackRock represented that it does not anticipate utilizing an affiliated broker-dealer and that it anticipates using soft dollar credits generated by Fund commissions to pay for research services. The potential benefits that may be derived by BlackRock from its relationship with the PL Large-Cap Growth Fund could include larger assets under management and reputational benefits, which are consistent with those generally derived by sub-advisers to mutual funds. The Trustees considered potential benefits to be derived by BlackRock from its relationship with the PL Large-Cap Growth Fund and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the BlackRock Fund Management Agreement is in the best interests of the PL Large-Cap Growth Fund and its shareholders; and (ii) the compensation payable under the BlackRock Fund Management Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

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Availability of Quarterly Holdings

The Trust files Form N-Q (complete schedules of fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulation and is available after filing (i) on the SEC’s Website at www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s Webpage at www.pacificlife.com/pacificlifefunds.htm. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how portfolio managers voted proxies relating to fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s’ Website and on the SEC’s Website noted below.

Information Relating to Investments Held by the Pacific Life Funds

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s Prospectus and Statement of Additional Information (“SAI”). For a description of bond ratings, please see the Trust’s SAI. The Prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to fund securities is described in the Trust’s SAI.

How to obtain Information

The Trust’s Prospectus, SAI (including Proxy Voting Policies) and the Portfolio Optimization Funds’ annual and semi-annual reports are available:

•	On the Trust’s Website at www.pacificlife.com/pacificlifefunds.htm

•	On the SEC’s Website at www.sec.gov

•	Upon request by calling, without charge, 1-800-722-2333, 7 a.m. through 5 p.m. Pacific Time

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit 99 to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that G. Thomas Willis, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Willis is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for the fiscal years ended March 31, 2013 and 2012 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $636,730 and $505,505, respectively.

Audit-Related Fees

(b)	There were no aggregate fees billed for the fiscal years ended March 31, 2013 and 2012 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

Tax Fees

(c)	The aggregate fees billed for the fiscal years ended March 31, 2013 and 2012 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $123,750 and $101,500, respectively. The nature of the services comprising the fees was the review of income tax returns and excise tax.

All Other Fees

(d)	There were no aggregate fees billed for the fiscal years ended March 31, 2013 and 2012 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

(i) The Audit Committee shall pre-approve such engagement; or

(ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section shall be presented to the full Audit Committee at its next scheduled meeting.

(iii) De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex (see note 4), if the nature of the services provided relate directly to the operations or financial reporting of the Registrant.

Application of De Minimis Exception: The De Minimis exceptions set forth above apply to pre-approvals under this Section as well, except that the “total amount of revenues” calculation for this Section’s services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the years ended March 31, 2013 and 2012 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $213,166 and $169,000, respectively.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule I.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Chief Executive Officer and Treasurer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) and internal controls over financial reporting (as defined in
Rule 30a-3(d) under the Investment Company Act) provide reasonable assurances that material information relating to Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof- attached hereto as Exhibit 99.

(a)(2)	Separate certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99 CERT.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is attached hereto as Exhibit 99.906 CERT pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

(12.other)	Not applicable

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Life Funds

By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer

Date:	June 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer

Date:	June 5, 2013

By:	/s/ Brian D. Klemens
Brian D. Klemens
Treasurer (Principal Financial and Accounting Officer)

Date:	June 5, 2013